UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08764

PACE® Select Advisors Trust

(Exact name of registrant as specified in charter)

1285 Avenue of the Americas, New York, New York 10019-6028

(Address of principal executive offices) (Zip code)

Keith A. Weller, Esq.

UBS Asset Management

One North Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Copy to:

Stephen H. Bier, Esq.

Dechert LLP

1095 Avenue of the Americas

New York, NY 10036-6797

Registrant’s telephone number, including area code: 212-821 3000

Date of fiscal year end: July 31

Date of reporting period: July 31, 2020

Item 1. Reports to Stockholders.

(a)	Copy of the report transmitted to shareholders:

PACE® Select Advisors Trust

Annual Report | July 31, 2020

Introduction

September 11, 2020

Dear PACE Shareholder,

We are pleased to provide you with the annual report for the PACE portfolios (the "Portfolios"), comprising the PACE Select Advisors Trust. This report includes summaries of the performance of each Portfolio, as well as commentaries from the investment advisor and subadvisors regarding the events that affected Portfolio performance during the 12 months ended July 31, 2020 (the "reporting period"). Please note that the opinions of the subadvisors do not necessarily represent those of UBS Asset Management (Americas) Inc.

A global recession

After initially expanding, the global economy fell into a recession as the fallout from the COVID-19 pandemic triggered a severe contraction. Lockdowns were instituted around the world in an attempt to stem the spread of the virus—with varying degrees of success. In the US, the US Commerce Department reported that gross domestic product ("GDP") grew at 2.1% and 2.1% seasonally adjusted annualized rates during the third and fourth quarters of 2019, respectively. GDP growth was then -5.0% during the first quarter of 2020. The Commerce Department's initial estimate for second quarter annualized GDP growth was -32.9%—the steepest quarterly decline on record.

The US Federal Reserve Board (the "Fed") took a number of unprecedented actions to support the economy and maintain the proper functioning of the financial markets. After lowering the federal funds rate three times in 2019, the Fed moved decisively in March 2020. On March 3, 2020, it lowered the federal funds rate to a range between 1.00% and 1.25% and, on March 15, this was reduced to a range between 0.00% and 0.25%. Later in the month, the Fed announced it would make unlimited purchases of Treasury and mortgage securities. The Fed also expanded its credit facilities to include the purchase of individual corporate bonds. Meanwhile, in March 2020, the US government passed a $2 trillion fiscal stimulus bill to aid the economy.

From a global perspective, in its June 2020 World Economic Outlook Update, the International Monetary Fund ("IMF") said, "The COVID-19 pandemic has had a more negative impact on activity in the first half of 2020 than anticipated, and the recovery is projected to be more gradual than previously forecast...As with the April 2020 WEO [World Economic Outlook] projections, there is a higher-than-usual degree of uncertainty around this forecast. The baseline projection rests on key assumptions about the fallout from the pandemic. In economies with declining infection rates, the slower recovery path in the updated forecast reflects persistent social distancing into the second half of 2020... For economies struggling to control infection rates, a lengthier lockdown will inflict an additional toll on activity." From a regional perspective, the IMF projects the US economy will contract 8.0% in 2020, compared to the 2.3% GDP expansion in 2019. Elsewhere, the IMF anticipates that 2020 GDP growth in the eurozone, UK and Japan will be -10.2%, -10.2% and -5.8%, respectively. For comparison purposes, the GDP of these economies expanded 1.3%, 1.4% and 0.7%, respectively, in 2019.

Global equities post mixed results

The global equity markets generated mixed results during the reporting period. US stocks initially moved higher and reached an all-time high in mid-February 2020. Supporting the market was optimism over the completion of the first phase of the trade agreement between the US and China, and overall positive corporate results. However, over the next six weeks the impact from the pandemic triggered a rapid decline, as the US market experienced the fastest fall on record from an all-time high to a bear market. A similar dynamic also played out in stock markets overseas. In a surprise to many, global equities then sharply rallied from May through July 2020. This turnaround occurred given the aggressive actions by global central banks, reopenings of some economies and hopes for a COVID-19 vaccine. For the 12-months ended July 31, 2020, the S&P 500 Index1 gained 11.96%. Returns were weaker outside the US. International developed equities, as measured by the MSCI EAFE Index (net),2 returned

1  The S&P 500 Index is an unmanaged, weighted index composed of 500 widely held common stocks varying in composition and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.

2  The MSCI EAFE Index (net) is an index of stocks designed to measure the investment returns of developed economies outside of North America. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

-1.67% during the reporting period, while emerging markets equities, as measured by the MSCI Emerging Markets Index (net),3 returned 6.55%.

The overall fixed income market rallies

The global fixed income market generated strong results during the reporting period, as it was aided by periods of elevated investor risk aversion. In the US, both short- and long-term Treasury yields moved significantly lower (bond yields and prices move in the opposite direction). For the 12 month reporting period as a whole, the yield on the US 10-year Treasury fell from 2.02% to 0.55%. Government bond yields outside the US also moved lower given the fallout from the pandemic. The overall US bond market, as measured by the Bloomberg Barclays US Aggregate Index,4 returned 10.12% during the 12-months ended July 31, 2020. Returns of riskier fixed income securities were less robust. High yield bonds, as measured by the ICE BofAML US High Yield Cash Pay Constrained Index,5 returned 3.04%. Elsewhere, emerging markets debt, as measured by the J.P. Morgan Emerging Markets Bond Index Global (EMBI Global),6 gained 4.08% during the reporting period.

Sincerely,

Igor Lasun
President, PACE Select Advisors Trust
Executive Director, UBS Asset Management (Americas) Inc.

This report is intended to assist investors in understanding how the Portfolios performed during the 12-month period ended July 31, 2020. The views expressed in the Investment manager's and Subadvisors' comments sections are as of the end of the reporting period, reflect performance results gross of fees and expenses, and are those of the investment manager and subadvisors. Subadvisors' comments on Portfolios that have more than one subadvisor are reflective of their portion of the Portfolio only. The views and opinions in this report were current as of September 11, 2020. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the investment manager and subadvisors reserve the right to change their views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of a Portfolio's future investment intent.

3  The MSCI Emerging Markets Index (net) is a market capitalization-weighted index composed of different emerging market countries in Europe, Latin America, and the Pacific Basin. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

4  The Bloomberg Barclays US Aggregate Index is an unmanaged broad based index designed to measure the US dollar-denominated, investment-grade, taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. Investors should note that indices do not reflect the deduction of fees and expenses.

5  The ICE BofAML US High Yield Cash Pay Constrained Index is an unmanaged index of publicly placed, non-convertible, coupon-bearing US dollar denominated, below investment grade corporate debt with a term to maturity of at least one year. The index is market capitalization weighted, so that larger bond issuers have a greater effect on the index's return. However, the representation of any single bond issuer is restricted to a maximum of 2% of the total index. Investors should note that indices do not reflect the deduction of fees and expenses.

6  The J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index which is designed to track total returns for US dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. Investors should note that indices do not reflect the deduction of fees and expenses.

UBS Government Money Market Investments Fund

Performance

The seven-day current yield for the Fund as of July 31, 2020 was 0.01% (after fee waivers/expense reimbursements).1 For more information on the Fund's performance, refer to "Yields and characteristics at a glance" on page 5. Please remember that the PACE program fee, or other advisory fee to which your account is subject, is assessed outside the Portfolio at the account level. The program fee does not impact the determination of the Fund's net asset value per share. For a detailed commentary on the market environment in general during the period, please refer to page 2.

Advisor's Comments

The US Federal Reserve Board (the "Fed") took a number of unprecedented actions to support the economy and maintain the proper functioning of the financial markets. After lowering the federal funds rate three times in 2019, the Fed moved decisively in March 2020. On March 3, 2020, it lowered the federal funds rate to a range between 1.00% and 1.25% and, on March 15, this was reduced to a range between 0.00% and 0.25%. As a result, the Portfolio's yield also remained low during the reporting period.

We tactically adjusted the Portfolio's weighted average maturity ("WAM") which is the weighted average maturity of the securities in the portfolio throughout the 12-month review period. When the reporting period began, the Portfolio had a WAM of 34 days. This was 53 days at the end of the reporting period.

A number of adjustments were made to the Portfolio's sector and issuer positioning during the 12-month period. We reduced the Portfolio's exposures to US government and agency obligations and repurchase agreements, while initiating a position in US Treasury obligations. (Repurchase agreements are transactions in which the seller of a security agrees to buy it back at a predetermined time and price or upon demand.)

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

PACE Select Advisors Trust – UBS Government Money Market Investments Fund (formerly PACE Government Money Market Investments)

Investment Advisor:

UBS Asset Management (Americas) Inc.

Portfolio Manager:

Robert Sabatino

Objective:

Current income consistent with preservation of capital and liquidity

Investment process:

The Portfolio is a money market mutual fund and seeks to maintain a stable price of $1.00 per share, although it may be possible to lose money by investing in this Portfolio. The Portfolio invests in a diversified portfolio of high-quality money market instruments of governmental issuers and in related repurchase agreements. Security selection is based on the assessment of relative values and changes in market and economic conditions.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

UBS Government Money Market Investments Fund

Yields and characteristics at a glance—July 31, 2020 (unaudited)

Yields and Characteristics
Seven-Day current yield after fee waivers and/or expense reimbursements[1]	0.01
Seven-Day effective yield after fee waivers and/or expense reimbursements[1]	0.01
Seven-Day current yield before fee waivers and/or expense reimbursements[1]	(1.01)
Seven-Day effective yield before fee waivers and/or expense reimbursements[1]	(1.01)
Weighted average maturity[2]	53 days
Portfolio composition[3]
U.S. government agency obligations	67.0%
U.S. Treasury obligations	16.9
Repurchase agreements	16.3
Liabilities in excess of other assets	(0.2)
Total	100.0%

You could lose money by investing in UBS Government Money Market Investments Fund. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, the portfolio cannot guarantee it will do so. An investment in UBS Government Money Market Investments Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. UBS Government Money Market Investments Fund's sponsor has no legal obligation to provide financial support to UBS Government Money Market Investments Fund at any time.

Not FDIC insured. May lose value. No bank guarantee.

1  Yields will fluctuate and reflect fee waivers and/or expense reimbursements, if any, unless otherwise noted. Performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be higher or lower than the performance data quoted.

2  The Portfolio is actively managed and its weighted average maturity will differ over time.

3  Weightings represent percentages of the Portfolio's net assets as of the date indicated. The Portfolio is actively managed and its composition will vary over time.

UBS Government Money Market Investments Fund

Portfolio of investments—July 31, 2020

	Face amount	Value
U.S. government agency obligations—67.0%
Federal Farm Credit Bank 0.080%, due 10/02/20[1]	$4,000,000	$3,999,449
0.150%, due 03/02/21[1]	1,750,000	1,748,447
0.150%, due 05/26/21	1,000,000	999,943
0.180%, due 07/13/21	1,000,000	1,000,000
SOFR + 0.080%, 0.180%, due 11/27/20[2]	1,000,000	1,000,000
0.200%, due 11/06/20[1]	3,000,000	2,998,383
1 mo. USD LIBOR + 0.020%, 0.203%, due 09/09/20[2]	2,000,000	1,999,889
SOFR + 0.110%, 0.210%, due 05/18/21[2]	2,000,000	2,000,000
0.520%, due 09/11/20[1]	3,000,000	2,998,223
0.520%, due 10/16/20[1]	1,500,000	1,498,353
0.520%, due 10/28/20[1]	1,500,000	1,498,093
1.550%, due 08/04/20[1]	2,000,000	1,999,742
Federal Home Loan Bank 0.105%, due 12/18/20[1]	2,000,000	1,999,189
0.110%, due 09/15/20[1]	2,900,000	2,899,601
0.110%, due 09/18/20[1]	2,800,000	2,799,589
0.119%, due 10/21/20[1]	5,000,000	4,998,661
SOFR + 0.020%, 0.120%, due 08/19/20[2]	1,000,000	1,000,000
1 mo. USD LIBOR—0.050%, 0.122%, due 01/27/21[2]	1,000,000	1,000,000
SOFR + 0.030%, 0.130%, due 08/21/20[2]	1,000,000	1,000,000
SOFR + 0.030%, 0.130%, due 09/04/20[2]	6,500,000	6,498,961
0.140%, due 10/02/20[1]	2,500,000	2,499,397
0.140%, due 10/14/20[1]	6,000,000	5,998,273
0.140%, due 11/19/20[1]	1,000,000	999,572
1 mo. USD LIBOR—0.040%, 0.141%, due 12/17/20[2]	1,250,000	1,250,000
1 mo. USD LIBOR—0.040%, 0.143%, due 01/08/21[2]	2,500,000	2,500,000
0.144%, due 09/25/20[1]	3,000,000	2,999,340
1 mo. USD LIBOR—0.040%, 0.147%, due 12/18/20[2]	2,000,000	2,000,000
0.148%, due 08/28/20[1]	5,000,000	4,999,445
1 mo. USD LIBOR—0.030%, 0.148%, due 02/12/21[2]	1,500,000	1,500,000
0.150%, due 08/19/20[1]	3,000,000	2,999,775
0.158%, due 12/30/20[1]	6,000,000	5,996,036
0.160%, due 09/18/20[1]	4,000,000	3,999,147
0.164%, due 12/30/20[1]	2,000,000	1,998,624
0.170%, due 08/31/20[1]	3,000,000	2,999,575
0.170%, due 12/02/20[1]	3,000,000	2,998,258
0.174%, due 12/18/20[1]	1,000,000	999,328
0.174%, due 12/23/20[1]	3,000,000	2,997,912
0.185%, due 05/26/21[1]	1,500,000	1,497,703
0.185%, due 06/24/21[1]	1,500,000	1,497,480
0.190%, due 10/02/20[1]	3,000,000	2,999,018
0.190%, due 11/03/20[1]	4,000,000	3,998,016
0.200%, due 09/18/20[1]	1,000,000	999,733
0.200%, due 11/06/20[1]	13,000,000	12,992,995
	Face amount	Value
U.S. government agency obligations—(continued)
SOFR + 0.100%, 0.200%, due 10/06/20[2]	$3,000,000	$3,000,000
SOFR + 0.100%, 0.200%, due 10/09/20[2]	3,000,000	3,000,000
SOFR + 0.120%, 0.220%, due 10/07/20[2]	1,000,000	1,000,000
0.240%, due 01/06/21[1]	2,000,000	1,997,893
SOFR + 0.140%, 0.240%, due 01/08/21[2]	3,000,000	3,000,000
SOFR + 0.160%, 0.260%, due 01/07/21[2]	3,000,000	3,000,000
0.280%, due 11/24/20[1]	2,000,000	1,998,211
0.290%, due 09/01/20[1]	5,000,000	4,998,752
0.310%, due 09/11/20	2,000,000	1,999,939
SOFR + 0.230%, 0.330%, due 09/25/20[2]	3,000,000	3,000,000
SOFR + 0.230%, 0.330%, due 04/13/21[2]	6,500,000	6,500,000
0.340%, due 11/16/20[1]	3,000,000	2,996,968
SOFR + 0.240%, 0.340%, due 04/07/21[2]	4,000,000	4,000,276
0.520%, due 08/03/20[1]	2,500,000	2,499,928
1.590%, due 08/10/20[1]	1,000,000	999,603
Federal Home Loan Bank Discount Notes, 0.120%, due 08/21/20[1]	6,000,000	5,999,600
Federal Home Loan Bank Discount Notes, 0.150%, due 09/04/20[1]	3,000,000	2,999,575
Federal Home Loan Bank Discount Notes, 0.320%, due 10/26/20[1]	3,000,000	2,997,707
Federal Home Loan Banks 0.160%, due 02/16/21	1,000,000	999,980
0.160%, due 04/05/21	2,000,000	1,999,831
0.200%, due 01/19/21	1,000,000	1,000,006
SOFR + 0.150%, 0.250%, due 11/15/21[2]	2,500,000	2,500,000
Federal Home Loan Mortgage Corp.
SOFR + 0.010%, 0.110%, due 08/25/20[2]	2,000,000	2,000,000
SOFR + 0.025%, 0.125%, due 02/26/21[2]	2,600,000	2,600,000
0.130%, due 08/19/20[1]	3,000,000	2,999,805
SOFR + 0.050%, 0.150%, due 03/05/21[2]	3,000,000	3,000,000
SOFR + 0.100%, 0.200%, due 07/29/22[2]	3,000,000	3,000,000
SOFR + 0.190%, 0.290%, due 05/11/22[2]	2,000,000	2,000,000
0.810%, due 08/19/20[1]	4,000,000	3,998,380
Federal National Mortgage Association
SOFR + 0.040%, 0.140%, due 09/11/20[2]	1,500,000	1,500,000
0.190%, due 09/16/20[1]	2,000,000	1,999,515
SOFR + 0.130%, 0.230%, due 06/11/21[2]	2,000,000	2,000,086
SOFR + 0.180%, 0.280%, due 05/13/22[2]	2,000,000	2,000,000

UBS Government Money Market Investments Fund

Portfolio of investments—July 31, 2020

	Face amount	Value
U.S. government agency obligations—(concluded)
SOFR + 0.200%, 0.300%, due 06/15/22[2]	$2,500,000	$2,500,000
Total U.S. government agency obligations (cost—$211,742,205)		211,742,205
U.S. Treasury obligations—16.9%
U.S. Treasury Bills
0.102%, due 11/17/20[1]	2,000,000	1,999,414
0.102%, due 12/15/20[1]	2,000,000	1,999,237
0.103%, due 10/29/20[1]	10,000,000	9,997,489
0.109%, due 04/22/21[1]	2,000,000	1,998,431
0.137%, due 10/06/20[1]	3,000,000	2,999,257
0.138%, due 08/25/20[1]	2,000,000	1,999,819
0.150%, due 09/03/20[1]	2,000,000	1,999,730
0.153%, due 11/05/20[1]	2,000,000	1,999,197
0.173%, due 09/10/20[1]	2,000,000	1,999,621
0.175%, due 09/17/20[1]	2,000,000	1,999,550
0.178%, due 10/27/20[1]	2,000,000	1,999,152
0.179%, due 10/15/20[1]	3,000,000	2,998,897
0.185%, due 10/20/20[1]	3,000,000	2,998,787
0.188%, due 10/08/20[1]	2,000,000	1,999,301
U.S. Treasury Notes
3 mo.Treasury money market yield + 0.220%, 0.325%, due 07/31/21[2]	2,000,000	1,999,132
3 mo.Treasury money market yield + 0.300%, 0.405%, due 10/31/21[2]	500,000	500,365
1.375%, due 08/31/20	1,000,000	999,780
1.375%, due 09/30/20	1,000,000	999,534
1.375%, due 10/31/20	2,000,000	2,002,992
1.625%, due 10/15/20	1,500,000	1,502,492
2.000%, due 09/30/20	2,000,000	2,003,790
2.000%, due 11/30/20	1,000,000	1,005,206
2.000%, due 01/15/21	1,000,000	1,007,318
2.625%, due 08/15/20	1,000,000	1,000,375
2.750%, due 09/30/20	1,500,000	1,503,401
Total U.S. Treasury obligations (cost—$53,512,267)		53,512,267
	Face amount	Value
Repurchase agreements—16.3%
Repurchase agreement dated 07/31/20 with Fixed Income Clearing Corp., 0.080% due 08/03/20, collateralized by $170,400 U.S. Treasury Note, 0.160% due 07/31/22; (value—$170,370); proceeds: $167,001	$167,000	$167,000
Repurchase agreement dated 07/31/20 with Goldman Sachs & Co., 0.060% due 08/03/20, collateralized by $2,741,000 Federal Home Loan Bank obligations, zero coupon due 08/04/20, $280,000 Federal Home Loan Mortgage Corp., 6.250% due 07/15/32, $780,000 Federal National Mortgage Association, 1.250% due 08/17/21, $4,419,800 U.S. Treasury Bill, zero coupon due 08/20/20 to 09/15/20, $37,277,700 U.S. Treasury Inflation Index Note, 0.750 to 1.125% due on 01/15/21 to 7/15/28; (value—$52,224,028); proceeds: $51,200,256	51,200,000	51,200,000
Total repurchase agreements (cost—$51,367,000)		51,367,000
Total investments (cost—$316,621,472 which approximates cost for federal income tax purposes)—100.2%		316,621,472
Liabilities in excess of other assets—(0.2)%		(518,106)
Net assets—100.0%		$316,103,366

UBS Government Money Market Investments Fund

Portfolio of investments—July 31, 2020

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 267.

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2020 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
U.S. government agency obligations	$—	$211,742,205	$—	$211,742,205
U.S. Treasury obligations	—	53,512,267	—	53,512,267
Repurchase agreements	—	51,367,000	—	51,367,000
Total	$—	$316,621,472	$—	$316,621,472

At July 31, 2020, there were no transfers in or out of Level 3.

Portfolio footnotes

1  Rate shown is the discount rate at the date of purchase unless otherwise noted.

2  Variable or floating rate security. The interest rate shown is the rate in effect as of period end and changes periodically.

See accompanying notes to financial statements.

PACE Mortgage-Backed Securities Fixed Income Investments

Performance

For the 12-months ended July 31, 2020, the Portfolio's Class P shares returned 6.20% before the deduction of the maximum PACE Select program fee.1 In comparison, the Bloomberg Barclays US Mortgage-Backed Securities Index (the "benchmark") returned 5.43%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 11. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Subadvisor's comments2

The Portfolio outperformed its benchmark during the reporting period. Overall US interest rate strategies were positive for performance. Yield curve positioning, including a focus on the outperforming intermediate portion of the curve, contributed to performance. Near benchmark US duration exposure was neutral for performance. (Duration measures a portfolio's sensitivity to interest rate changes.)

An overweight to mortgage-back securities issued by US government agencies ("Agency MBS") positioning detracted from performance as the sector underperformed like-duration Treasuries over the period. However, this was more than offset by relative value positioning within Agency MBS, including a focus on lower coupon mortgages and positive security selection within Ginnie Mae mortgages. An allocation to senior securitized credit detracted from performance versus like-duration Treasurys, as the former underperformed amid broader risk off sentiment towards the end of the period. Non-mortgage securitized debt exposure, including holdings of collateralized loan obligations, was positive for returns.

Overall, derivative usage was negative during the period. The use of interest rate swaps to reduce long-end U.S. interest rate exposure was negative for performance as swap rates outperformed relative to Treasury rates. The Fund used interest rate swaps and constant maturity swaps to adjust interest rate and yield curve exposures, as well as to substitute for physical securities. The portfolio benefitted from the income generated from selling mortgage pool options as a way to manage interest rate and volatility risk within the sector. Additionally, options on swaps were primarily used to manage interest rate exposure and volatility. The purchase of options on swaps detracted from portfolio performance due to premium payments made. Total return swaps used to replicate broad exposure to interest only Agency mortgages while limiting idiosyncratic risk of owning individual bonds was neutral for performance. The use of government futures to adjust interest rate exposures and replicate government bond positions was neutral for performance.

PACE Select Advisors Trust – PACE Mortgage-Backed Securities Fixed
Income Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisor:

Pacific Investment Management Company LLC ("PIMCO")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Gina Toth, CFA, Fred Lee, CFA, Joseph Sciortino and Steve Bienashski

PIMCO: Daniel Hyman and Michael Cudzil

Objective:

Current income

Investment process:

The subadvisor utilizes a strategy that involves buying or

selling specific bonds based on an analysis of their values

relative to other similar bonds.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  Performance is discussed on a gross-of-fees basis—meaning that no fees or expenses are reflected when discussed at the level of a subadvisor's sleeve (or subadvisors' sleeves, if applicable). Alternatively, performance at the overall Portfolio level is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Mortgage-Backed Securities Fixed Income Investments

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us

Special considerations

The Portfolio may be appropriate for long-term investors seeking current income who are able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The yield and value of the Portfolio change every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the issuers in which the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Mortgage-Backed Securities Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/20	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	6.02%	3.00%	2.72%
Class Y2	6.28	3.26	2.98
Class P3	6.20	3.26	2.98
After deducting maximum sales charge
Class A1	2.08	2.23	2.34
Bloomberg Barclays US Mortgage-Backed Securities Index[4]	5.43	3.13	2.99

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 06/30/20	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	5.84%	2.99%	2.78%
Class Y3	6.18	3.26	3.05
Class P4	6.10	3.26	3.04
After deducting maximum sales charge
Class A1	1.90	2.21	2.39

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 27, 2019 prospectuses, were as follows: Class A—1.38% and 1.25%; Class Y—1.25% and 0.98%; and Class P—1.22% and 1.00%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2020 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—0.97%; Class Y—0.72%; and Class P—0.72%. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 3.75%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The Bloomberg Barclays US Mortgage-Backed Securities Index is an unmanaged index which primarily covers the mortgage-backed passthrough securities issued by Ginnie Mae (formally known as the Government National Mortgage Association or GNMA), Freddie Mac (formally known as Federal Home Loan Mortgage Corporation or FHLMC), and Fannie Mae (formally known as Federal National Mortgage Association or FNMA). Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

PACE Mortgage-Backed Securities Fixed Income Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE Mortgage-Backed Securities Fixed Income Investments Class P shares versus the Bloomberg Barclays US Mortgage-Backed Securities Index over the 10 years ended July 31, 2020. Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE Mortgage-Backed Securities Fixed Income Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE Mortgage-Backed Securities Fixed Income Investments

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio statistics—July 31, 2020 (unaudited)

Characteristics
Weighted average duration	1.10 yrs.
Weighted average maturity	1.45 yrs.
Average coupon	2.94%
Top ten holdings (long holdings)[1]	Percentage of net assets
UMBS TBA, 2.500%	20.1%
UMBS TBA, 3.000%	9.8
GNMA II TBA, 3.000%	9.1
UMBS TBA, 3.500%	8.0
FHLMC, 3.500% due 05/01/50	6.4
UMBS TBA, 4.000%	4.4
FNMA, 3.000% due 03/01/50	2.9
UMBS TBA, 2.000%	2.8
GNMA II TBA, 4.000%	2.6
FNMA, 3.000% due 12/01/46	1.9
Total	68.0%
Asset allocation[1]	Percentage of net assets
U.S. government agency obligations	138.5%
Mortgage-backed securities	23.5
Asset-backed securities	14.3
Short-term investments	1.1
Options and swaptions purchased	0.0 †
Short-term U.S. Treasury obligations	0.0 †
Investments sold short	(2.7)
Cash equivalents and liabilities in excess of other assets	(74.7)
Total	100.0%

†  Amount is less than 0.05% or (0.05)%.

1  The Portfolio is actively managed and its composition will vary over time.

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2020

	Face amount	Value
Asset-backed securities—14.3%
Ameriquest Mortgage Securities, Inc., Asset-Backed Pass-Through Certificates, Series 2004-R9, Class M2, 1 mo. USD LIBOR + 0.975%, 1.147%, due 10/25/34[1]	$71,202	$71,184
Series 2005-R1, Class M4, 1 mo. USD LIBOR + 1.110%, 1.282%, due 03/25/35[1]	200,000	190,902
Series 2005-R11, Class M1, 1 mo. USD LIBOR + 0.450%, 0.622%, due 01/25/36[1]	150,839	150,549
Amortizing Residential Collateral Trust, Series 2004-1, Class A5, 1 mo. USD LIBOR + 1.000%, 1.172%, due 10/25/34[1]	159,956	156,086
Bear Stearns Asset-Backed Securities Trust, Series 2004-2, Class M1, 1 mo. USD LIBOR + 1.200%, 1.372%, due 08/25/34[1]	5,122,186	4,997,343
Benefit Street Partners CLO IV Ltd., Series 2014-IVA, Class A1RR, 3 mo. USD LIBOR + 1.250%, 1.522%, due 01/20/29[1,2]	2,000,000	1,987,290
Cent CLO 19 Ltd., Series 2013-19A, Class A1A, 3 mo. USD LIBOR + 1.330%, 1.600%, due 10/29/25[1,2]	150,936	150,691
Chase Funding Trust, Series 2002-3 , Class 2A1, 1 mo. USD LIBOR + 0.640%, 0.812%, due 08/25/32[1]	146,733	138,320
Series 2002-4, Class 2A1, 1 mo. USD LIBOR + 0.740%, 0.912%, due 10/25/32[1]	9,683	9,519
CIFC Funding Ltd., Series 2015-5A, Class A1R, 3 mo. USD LIBOR + 0.860%, 1.105%, due 10/25/27[1,2]	888,372	880,956
CIT Mortgage Loan Trust, Series 2007-1, Class 1A, 1 mo. USD LIBOR + 1.350%, 1.522%, due 10/25/37[1,2]	895,021	895,953
Colombia Cent CLO Ltd., Series 2018-27A, Class A1, 3 mo. USD LIBOR + 1.150%, 1.395%, due 10/25/28[1,2]	1,700,000	1,686,272
Countrywide Asset-Backed Certificates, Series 2004-2, Class 3A4, 1 mo. USD LIBOR + 0.500%, 0.672%, due 07/25/34[1]	80,086	73,952
Series 2004-6, Class M1, 1 mo. USD LIBOR + 0.900%, 1.072%, due 10/25/34[1]	94,238	86,661
CWABS, Inc. Asset-Backed Certificates Trust, Series 2004-4, Class M1, 1 mo. USD LIBOR + 0.720%, 0.892%, due 07/25/34[1]	107,896	105,176
	Face amount	Value
Asset-backed securities—(continued)
Dryden XXV Senior Loan Fund, Series 2012-25A, Class ARR, 3 mo. USD LIBOR + 0.900%, 1.175%, due 10/15/27[1,2]	$2,875,209	$2,854,628
EMC Mortgage Loan Trust, Series 2003-A, Class A2, 1 mo. USD LIBOR + 1.500%, 1.672%, due 08/25/40[1,2]	83,410	81,575
Equifirst Loan Securitization Trust, Series 2007-1, Class A1, 1 mo. USD LIBOR + 0.170%, 0.342%, due 04/25/37[1,2]	1,901,590	1,750,479
Figueroa CLO Ltd., Series 2014-1A, Class AR, 3 mo. USD LIBOR + 0.900%, 1.175%, due 01/15/27[1,2]	108,498	108,018
First Franklin Mortgage Loan Trust, Series 2005-FFH1, Class M1, 1 mo. USD LIBOR + 0.675%, 0.847%, due 06/25/36[1]	56,201	55,826
Gallatin CLO VIII Ltd., Series 2017-1A, Class A, 3 mo. USD LIBOR + 1.300%, 1.575%, due 07/15/27[1,2]	2,002,713	1,996,591
Halcyon Loan Advisors Funding Ltd., Series 2015-1A, Class AR, 3 mo. USD LIBOR + 0.920%, 1.192%, due 04/20/27[1,2]	2,417,826	2,401,053
JP Morgan Mortgage Acquisition Corp., Series 2005-FRE1, Class A2F3, 3.158%, due 10/25/35[3]	10,678	10,649
JP Morgan Mortgage Acquisition Trust, Series 2006-ACC1, Class M1, 1 mo. USD LIBOR + 0.270%, 0.442%, due 05/25/36[1]	201,022	199,397
KGS Alpha SBA, Series 2012-5, Class A, IO, 1.040%, due 04/25/38[2,4,5,6]	15,588,153	418,932
KVK CLO Ltd., Series 2013-1A, Class AR, 3 mo. USD LIBOR + 0.900%, 1.168%, due 01/14/28[1,2]	2,165,748	2,147,339
LCM XX LP, Series 20A, Class AR, 3 mo. USD LIBOR + 1.040%, 1.312%, due 10/20/27[1,2]	250,000	247,598
Legacy Mortgage Asset Trust, Series 2019-GS4, Class A1, 3.438%, due 05/25/59[2,3]	350,961	350,868
Madison Park Funding XII Ltd., Series 2014-12A, Class AR, 3 mo. USD LIBOR + 1.260%, 1.532%, due 07/20/26[1,2]	783,457	782,800
Morgan Stanley ABS Capital I, Inc., Series 2005-WMC6, Class M3, 1 mo. USD LIBOR + 0.765%, 0.937%, due 07/25/35[1]	115,704	116,343

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2020

	Face amount	Value
Asset-backed securities—(continued)
Octagon Investment Partners XXIII Ltd., Series 2015-1A, Class A1R, 3 mo. USD LIBOR + 0.850%, 1.125%, due 07/15/27[1,2]	$385,224	$381,397
Option One Mortgage Loan Trust, Series 2007-4, Class 2A2, 1 mo. USD LIBOR + 0.180%, 0.352%, due 04/25/37[1]	59,807	39,665
OZLM XIII Ltd., Series 2015-13A, Class A1R, 3 mo. USD LIBOR + 1.080%, 1.348%, due 07/30/27[1,2]	494,588	491,614
Palmer Square Loan Funding Ltd., Series 2018-4A, Class A1, 3 mo. USD LIBOR + 0.900%, 1.292%, due 11/15/26[1,2]	312,030	310,233
Park Place Securities, Inc., Asset-Backed Pass-Through Certificates, Series 2005-WHQ3, Class M4, 1 mo. USD LIBOR + 0.945%, 1.117%, due 06/25/35[1]	200,000	196,731
RAAC Trust, Series 2005-SP3, Class M1, 1 mo. USD LIBOR + 0.530%, 0.702%, due 12/25/35[1]	22,418	22,412
RASC Trust, Series 2005-KS11, Class M2, 1 mo. USD LIBOR + 0.420%, 0.592%, due 12/25/35[1]	400,000	388,234
Recette CLO Ltd., Series 2015-1A, Class AR, 3 mo. USD LIBOR + 0.920%, 1.192%, due 10/20/27[1,2]	1,657,559	1,646,618
Renaissance Home Equity Loan Trust, Series 2003-2, Class A, 1 mo. USD LIBOR + 0.880%, 1.052%, due 08/25/33[1]	126,532	122,009
Saxon Asset Securities Trust, Series 2005-3, Class M3, 1 mo. USD LIBOR + 0.750%, 0.922%, due 11/25/35[1]	2,100,000	2,010,073
Soundview Home Loan Trust, Series 2007-OPT1, Class 1A1, 1 mo. USD LIBOR + 0.200%, 0.372%, due 06/25/37[1]	349,853	273,751
SpringCastle Funding Asset-Backed Notes, Series 2019-AA, Class A, 3.200%, due 05/27/36[2]	1,268,280	1,279,971
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2006-EQ1A, Class A1, 1 mo. USD LIBOR + 0.135%, 0.307%, due 07/25/36[1,2]	181,925	175,077
Structured Asset Securities Corp. Trust, Series 2005-AR1, Class M2, 1 mo. USD LIBOR + 0.460%, 0.632%, due 09/25/35[1]	1,697,289	1,630,620
	Face amount	Value
Asset-backed securities—(concluded)
Symphony CLO XIV Ltd., Series 2014-14A, Class AR, 3 mo. USD LIBOR + 0.950%, 1.218%, due 07/14/26[1,2]	$680,795	$676,912
Symphony CLO XVII Ltd., Series 2016-17A, Class AR, 3 mo. USD LIBOR + 0.880%, 1.155%, due 04/15/28[1,2]	496,896	493,224
Telos CLO Ltd., Series 2014-5A, Class A1R, 3 mo. USD LIBOR + 0.950%, 1.223%, due 04/17/28[1,2]	3,520,831	3,487,147
Tralee CLO III Ltd., Series 2014-3A, Class AR, 3 mo. USD LIBOR + 1.030%, 1.302%, due 10/20/27[1,2]	4,336,710	4,300,724
Tralee CLO V Ltd., Series 2018-5A, Class A1, 3 mo. USD LIBOR + 1.110%, 1.382%, due 10/20/28[1,2]	1,100,000	1,087,646
Venture CLO 35 Ltd., Series 2018-35A, Class AS, 3 mo. USD LIBOR + 1.150%, 1.408%, due 10/22/31[1,2]	1,000,000	987,655
Venture XXI CLO Ltd., Series 2015-21A, Class AR, 3 mo. USD LIBOR + 0.880%, 1.155%, due 07/15/27[1,2]	873,125	864,306
Zais CLO 1 Ltd., Series 2014-1A, Class A1AR, 3 mo. USD LIBOR + 1.150%, 1.425%, due 04/15/28[1,2]	1,007,347	1,000,765
Total asset-backed securities (cost—$46,624,295)		46,969,734
Mortgage-backed securities—23.5%
Adjustable Rate Mortgage Trust, Series 2005-8, Class 3A21, 3.268%, due 11/25/35[6]	471,072	400,010
AREIT Trust, Series 2018-CRE2, Class A, 1 mo. USD LIBOR + 0.980%, 1.157%, due 11/14/35[1,2]	978,999	965,499
BCAP LLC Trust, Series 2010-RR1, Class 1A4, 3.643%, due 03/26/37[2,6]	92,509	77,429
Series 2011-R11, Class 8A5, 0.590%, due 07/26/36[2,6]	45,555	44,788
Series 2013-RR1, Class 3A4, 6.000%, due 10/26/37[2,6]	282,136	232,357
Series 2013-RR5, Class 5A1, 12 mo. MTA + 0.840%, 2.344%, due 11/26/46[1,2]	104,293	104,345
Bear Stearns ARM Trust, Series 2002-011, Class 1A2, 3.753%, due 02/25/33[6]	3,894	3,438

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2020

	Face amount	Value
Mortgage-backed securities—(continued)
Series 2004-002, Class 12A2, 3.415%, due 05/25/34[6]	$36,955	$34,090
Bear Stearns Asset Backed Securities Trust, Series 2003-AC5, Class A1, 5.750%, due 10/25/33[3]	442,018	460,846
Series 2004-AC3, Class A2, 6.000%, due 06/25/34[3]	605,661	621,814
BX Commercial Mortgage Trust, Series 2018-IND, Class A, 1 mo. USD LIBOR + 0.750%, 0.925%, due 11/15/35[1,2]	2,917,910	2,901,501
Series 2018-IND, Class D, 1 mo. USD LIBOR + 1.300%, 1.475%, due 11/15/35[1,2]	5,600,000	5,557,814
Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2004-1, Class A1, 1 mo. USD LIBOR + 0.280%, 0.452%, due 01/25/35[1,2]	41,641	40,682
CHL Mortgage Pass-Through Trust, Series 2003-HYB1, Class 1A1, 4.098%, due 05/19/33[6]	3,342	3,213
Series 2007-15, Class 2A2, 6.500%, due 09/25/37	28,292	17,694
Citigroup Commercial Mortgage Trust, Series 2019-SMRT, Class A, 4.149%, due 01/10/36[2]	3,200,000	3,459,383
CSMC Trust, Series 2013-MH1, Class A, 4.788%, due 05/27/53[2,6]	1,008,878	1,159,154
FHLMC Multifamily Structured Pass-Through Certificates, Series K014, Class X1, IO, 1.149%, due 04/25/21[6]	6,788,751	34,099
Series K027, Class X1, IO, 0.748%, due 01/25/23[6]	6,253,058	92,138
Series KAIV, Class X1, IO, 1.223%, due 06/25/21[6]	4,162,515	18,139
Series KF05, Class A, 1 mo. USD LIBOR + 0.350%, 0.512%, due 09/25/21[1]	35,099	35,095
Series KF06, Class A, 1 mo. USD LIBOR + 0.330%, 0.492%, due 11/25/21[1]	165,242	164,763
Series KP05, Class AH, 3.254%, due 04/25/23[6]	1,198,495	1,227,330
FHLMC REMIC, Series 0013, Class B, IO, 7.000%, due 06/25/23	12,407	947
Series 1003, Class H, 1 mo. USD LIBOR + 0.750%, 0.925%, due 10/15/20[1]	237	236
Series 1349, Class PS, 7.500%, due 08/15/22	196	205
Series 1502, Class PX, 7.000%, due 04/15/23	42,918	45,327
	Face amount	Value
Mortgage-backed securities—(continued)
Series 1534, Class Z, 5.000%, due 06/15/23	$19,154	$19,809
Series 1573, Class PZ, 7.000%, due 09/15/23	5,373	5,740
Series 1658, Class GZ, 7.000%, due 01/15/24	2,959	3,175
Series 1694, Class Z, 6.500%, due 03/15/24	35,880	38,712
Series 1775, Class Z, 8.500%, due 03/15/25	1,371	1,553
Series 2136, Class GD, IO, 7.000%, due 03/15/29	1,917	314
Series 2178, Class PI, IO, 7.500%, due 08/15/29	10,456	2,060
Series 2400, Class FQ,
1 mo. USD LIBOR + 0.500%, 0.675%, due 01/15/32[1]	76,922	76,969
Series 2411, Class FJ, 1 mo. USD LIBOR + 0.350%, 0.525%, due 12/15/29[1]	11,842	11,801
Series 2614, Class WO, PO, 0.010%, due 05/15/33	791,454	729,822
Series 3096, Class FL, 1 mo. USD LIBOR + 0.400%, 0.575%, due 01/15/36[1]	111,879	112,123
Series 3114, Class PF, 1 mo. USD LIBOR + 0.400%, 0.575%, due 02/15/36[1]	583,052	585,996
Series 3153, Class UF, 1 mo. USD LIBOR + 0.430%, 0.605%, due 05/15/36[1]	136,709	137,073
Series 3339, Class LI, IO, 1 mo. USD LIBOR + 6.480%, 6.305%, due 07/15/37[1]	643,264	113,423
Series 3442, Class MT, 1 mo. USD LIBOR, 0.175%, due 07/15/34[1]	60,158	60,167
Series 3598, Class JI, IO, 3.005%, due 10/15/37[6]	30,115	1,257
Series 3609, Class LI, IO, 4.500%, due 12/15/24	2,282	20
Series 3621, Class WI, IO, 3.179%, due 05/15/37[6]	73,558	3,392
Series 3635, Class IB, IO, 2.839%, due 10/15/37[6]	110,071	4,635
Series 3667, Class FW, 1 mo. USD LIBOR + 0.550%, 0.725%, due 02/15/38[1]	45,748	45,463
Series 3671, Class FQ, 1 mo. USD LIBOR + 0.850%, 1.025%, due 12/15/36[1]	922,707	928,361
Series 3684, Class JI, IO, 3.543%, due 11/15/36[6]	270,723	16,641
Series 3838, Class LI, IO, 4.500%, due 04/15/22	12,637	202

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2020

	Face amount	Value
Mortgage-backed securities—(continued)
Series 3864, Class NT, (9.17)* 1 mo. USD LIBOR + 60.500%, 5.500%, due 03/15/39[1]	$459,915	$520,850
Series 3962, Class KS, IO, 3.571%, due 06/15/38[6]	205,373	14,615
Series 4037, Class PI, IO, 3.000%, due 04/15/27	1,681,757	82,340
Series 4068, Class UF, 1 mo. USD LIBOR + 0.500%, 0.675%, due 06/15/42[1]	1,042,208	1,048,115
Series 4076, Class SW, IO, 1 mo. USD LIBOR + 6.050%, 5.875%, due 07/15/42[1]	1,868,563	434,926
Series 4100, Class HI, IO, 3.000%, due 08/15/27	336,989	21,918
Series 4131, Class AI, IO, 2.500%, due 10/15/22	417,064	8,078
Series 4136, Class EZ, 3.000%, due 11/15/42	781,086	789,101
Series 4156, Class SA, IO, 1 mo. USD LIBOR + 6.200%, 6.025%, due 01/15/33[1]	1,405,439	262,249
Series 4165, Class TI, IO, 3.000%, due 12/15/42	1,138,393	87,971
Series 4182, Class QI, IO, 3.000%, due 02/15/33	149,965	11,521
Series 4182, Class YI, IO, 2.500%, due 03/15/28	2,958,165	180,877
Series 4255, Class SN, 1 mo. USD LIBOR + 12.267%, 11.811%, due 05/15/35[1]	342,985	491,074
Series 4263, Class SD, 1 mo. USD LIBOR + 12.267%, 11.801%, due 11/15/43[1]	381,272	560,521
Series 4265, Class ES, 1 mo. USD LIBOR + 13.760%, 13.213%, due 11/15/43[1]	828,981	1,283,249
Series 4324, Class IO, 3.551%, due 08/15/36[6]	138,066	7,809
Series 4338, Class SB, IO, 3.404%, due 10/15/41[6]	150,712	8,004
Series 4367, Class GS, IO, 3.263%, due 03/15/37[6]	90,120	4,756
Series 4394, Class WI, IO, 3.372%, due 08/15/41[6]	82,857	4,372
Series 4438, Class WI, IO, 3.487%, due 11/15/38[6]	265,257	14,760
Series 4457, Class DI, IO, 4.000%, due 08/15/24	503,824	26,038
Series 4463, Class IO, 3.519%, due 02/15/38[6]	193,656	10,488
Series 4544, Class IP, IO, 4.000%, due 01/15/46	2,722,347	326,964
Series 4832, Class FW, 1 mo. USD LIBOR + 0.350%, 0.523%, due 04/15/38[1]	1,775,855	1,769,421
	Face amount	Value
Mortgage-backed securities—(continued)
Series 4836, Class PO, PO, 0.010%, due 10/15/58	$1,296,459	$1,120,684
Series 4839, Class UO, PO, 0.010%, due 08/15/56	781,935	733,587
Series 4940, Class FE, 1 mo. USD LIBOR + 0.550%, 0.725%, due 01/25/50[1]	748,014	751,592
Series 4945, Class F, 1 mo. USD LIBOR + 0.500%, 0.673%, due 12/15/46[1]	280,949	282,359
Series 513, Class AS, IO,
1 mo. USD LIBOR + 8.000%, 7.825%, due 02/15/32[1]	248,013	56,325
Series G23, Class KZ, 6.500%, due 11/25/23	5,937	6,306
FHLMC STRIPs, Series 303, Class C19, IO, 3.500%, due 01/15/43	935,010	99,724
Series 326, Class F2, 1 mo. USD LIBOR + 0.550%, 0.725%, due 03/15/44[1]	664,522	669,401
Series 330, Class F4, 1 mo. USD LIBOR + 0.350%, 0.523%, due 10/15/37[1]	399,674	399,238
Series 345, Class C13, IO, 3.500%, due 08/15/45	1,544,526	139,731
FNMA Aces, Series 2013-M5, Class X2, IO, 2.039%, due 01/25/22[6]	565,482	6,733
Series 2016-M11, Class AL, 2.944%, due 07/25/39	1,803,401	1,863,303
Series 2020-M33, Class X2, IO, 2.358%, due 01/25/31[4,6]	600,000	91,968
FNMA REMIC, Series 1992-040, Class ZC, 7.000%, due 07/25/22	2,099	2,166
Series 1992-129, Class L, 6.000%, due 07/25/22	475	488
Series 1993-037, Class PX, 7.000%, due 03/25/23	33,932	35,566
Series 1997-022, Class F, 1.858%, due 03/25/27[6]	17,899	17,989
Series 2002-060, Class F1, 1 mo. USD LIBOR + 0.400%, 0.572%, due 06/25/32[1]	47,189	45,207
Series 2003-070, Class SH, 1 mo. USD LIBOR + 14.000%, 13.657%, due 07/25/23[1]	68,428	80,276
Series 2007-067, Class FB, 1 mo. USD LIBOR + 0.320%, 0.492%, due 07/25/37[1]	186,947	183,999
Series 2009-033, Class FB, 1 mo. USD LIBOR + 0.820%, 0.992%, due 03/25/37[1]	573,947	584,010
Series 2010-141, Class FA, 1 mo. USD LIBOR + 0.500%, 0.672%, due 12/25/40[1]	320,079	321,566

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2020

	Face amount	Value
Mortgage-backed securities—(continued)
Series 2010-76, Class SA, IO, 1 mo. USD LIBOR + 6.500%, 6.328%, due 07/25/40[1]	$1,058,100	$215,789
Series 2011-86, Class DI, IO, 3.500%, due 09/25/21	23,603	352
Series 2012-090, Class FB,
1 mo. USD LIBOR + 0.440%, 0.612%, due 08/25/42[1]	127,890	128,040
Series 2012-111, Class HS,
1 mo. USD LIBOR + 3.667%, 3.524%, due 10/25/42[1]	202,575	197,950
Series 2012-122, Class LI, IO, 4.500%, due 07/25/41	719,510	81,096
Series 2012-128, Class FK,
1 mo. USD LIBOR + 0.350%, 0.522%, due 11/25/42[1]	286,305	285,619
Series 2012-32, Class AI, IO, 3.000%, due 04/25/22	56,488	1,024
Series 2012-77, Class IO, 2.907%, due 07/25/52[6]	253,930	13,042
Series 2013-028, Class YS, IO,
1 mo. USD LIBOR + 6.150%, 5.978%, due 07/25/42[1]	1,073,306	193,868
Series 2013-030, Class GI, IO, 3.000%, due 01/25/43	1,570,498	169,927
Series 2013-044, Class ZG, 3.500%, due 03/25/42	653,472	719,037
Series 2013-045, Class IK, IO, 3.000%, due 02/25/43	1,242,393	126,863
Series 2013-116, Class IY, IO, 3.000%, due 09/25/43	379,754	25,089
Series 2013-30, Class JI, IO, 3.000%, due 04/25/43	655,171	67,226
Series 2013-34, Class PS, IO, 1 mo. USD LIBOR + 6.150%, 5.978%, due 08/25/42[1]	641,612	107,909
Series 2013-74, Class YS, 1 mo. USD LIBOR + 6.000%, 5.743%, due 07/25/43[1]	832,606	856,984
Series 2014-42, Class SA, IO, 2.931%, due 07/25/44[6]	285,634	16,064
Series 2014-43, Class BS, IO, 3.006%, due 07/25/44[6]	441,690	22,810
Series 2014-45, Class SA, IO, 3.209%, due 08/25/44[6]	230,616	12,900
Series 2014-47, Class BI, IO, 3.191%, due 08/25/54[6]	420,734	27,423
Series 2014-84, Class AI, IO, 1 mo. USD LIBOR + 6.150%, 0.200%, due 02/25/43[1]	483,452	3,799
Series 2014-92, Class SB, IO, 3.076%, due 03/25/45[6]	228,257	11,289
Series 2014-92, Class SB, IO, 3.081%, due 01/25/45[6]	268,431	12,847
Series 2015-073, Class ES, 1 mo. USD LIBOR + 9.333%, 8.934%, due 10/25/45[1]	488,006	624,590
	Face amount	Value
Mortgage-backed securities—(continued)
Series 2015-10, Class SA, IO, 3.133%, due 04/25/55[6]	$419,394	$24,297
Series 2015-47, Class GI, IO, 4.000%, due 06/25/44	163,056	15,954
Series 2015-50, Class SB, IO, 3.203%, due 07/25/45[6]	1,356,658	99,473
Series 2015-58, Class AI, IO, 3.186%, due 08/25/55[6]	254,893	14,705
Series 2015-64, Class KS, IO, 3.197%, due 09/25/45[6]	346,563	24,010
Series 2016-14, Class IO, 3.000%, due 03/25/46	946,265	85,225
Series 2016-17, Class CS, IO, 2.868%, due 04/25/46[6]	185,825	8,798
Series 2016-52, Class PI, IO, 3.000%, due 04/25/46	1,572,924	135,161
Series 2016-63, Class YI, IO, 3.500%, due 04/25/46	495,954	21,315
Series 2016-64, Class IA, IO, 3.000%, due 05/25/46	782,195	82,440
Series 2016-76, Class CS, IO, 2.787%, due 10/25/46[6]	89,806	4,424
Series 2018-28, Class CA, 3.000%, due 05/25/48	1,141,349	1,198,340
Series 2018-85, Class FE, 1 mo. USD LIBOR + 0.300%, 0.472%, due 12/25/48[1]	3,008,302	3,002,611
Series 2019-62, Class SN, IO, 1 mo. USD LIBOR + 6.000%, 5.828%, due 11/25/49[1]	415,297	82,849
Series 2020-54, Class WF, 1 mo. USD LIBOR + 0.450%, 0.626%, due 08/25/50[1,4]	1,889,585	1,887,560
Series 386, Class 14, IO, 6.500%, due 04/25/38	56,814	11,941
Series 413, Class 111, IO, 4.000%, due 07/25/42[6]	1,011,759	144,157
Series 419, Class C3, IO, 3.000%, due 11/25/43	188,979	22,369
Series G94-006, Class PJ, 8.000%, due 05/17/24	3,622	3,864
Fremont Home Loan Trust, Series 2004-A, Class M1, 1 mo. USD LIBOR + 0.825%, 0.997%, due 01/25/34[1]	452,547	443,769
GNMA REMIC, Series 013-77, Class GI, IO, 3.000%, due 02/20/43	2,218,346	147,248
Series 2007-018, Class CO, PO, 0.010%, due 03/20/35	29,786	29,163
Series 2010-H01, Class FA, 1 mo. USD LIBOR + 0.820%, 1.004%, due 01/20/60[1]	1,879,062	1,890,117
Series 2013-23, Class IP, IO, 3.500%, due 08/20/42	1,042,021	120,925

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2020

	Face amount	Value
Mortgage-backed securities—(continued)
Series 2013-H19, Class DF, 1 mo. USD LIBOR + 0.650%, 0.828%, due 05/20/63[1]	$955,379	$957,391
Series 2013-H20, Class FB, 1 mo. USD LIBOR + 1.000%, 1.178%, due 08/20/63[1]	1,853,154	1,867,655
Series 2013-H23, Class TA, 1 mo. USD LIBOR + 0.720%, 0.898%, due 09/20/63[1]	744,578	747,585
Series 2014-158, Class IA, IO, 3.500%, due 10/20/29	770,684	70,074
Series 2015-126, Class GS,
1 mo. USD LIBOR + 9.333%, 8.934%, due 09/20/45[1]	323,052	446,893
Series 2015-127, Class AS, IO, 2.723%, due 06/20/43[6]	346,978	16,114
Series 2015-165, Class IB, IO, 3.500%, due 11/20/42	425,893	41,187
Series 2015-166, Class SA, IO, 3.402%, due 06/20/42[6]	383,513	18,467
Series 2015-180, Class SA, IO, 3.352%, due 06/20/42[6]	416,504	19,956
Series 2015-42, Class AI, IO, 3.000%, due 05/20/39	319,805	9,489
Series 2015-H27, Class FA, 1 mo. USD LIBOR + 0.750%, 0.928%, due 09/20/65[1]	2,316,324	2,331,145
Series 2015-H29, Class FA, 1 mo. USD LIBOR + 0.700%, 0.878%, due 10/20/65[1]	33,026	33,094
Series 2015-H29, Class FJ, 1 mo. USD LIBOR + 0.680%, 0.858%, due 11/20/65[1]	2,024,551	2,030,069
Series 2015-H30, Class FA, 1 mo. USD LIBOR + 0.680%, 0.858%, due 08/20/61[1]	10,680	10,729
Series 2016-118, Class IE, IO, 3.500%, due 09/20/46	68,341	8,905
Series 2016-138, Class WI, IO, 2.688%, due 08/20/45[6]	316,852	12,734
Series 2016-180, Class WI, IO, 2.641%, due 09/20/45[6]	617,785	21,813
Series 2016-84, Class KS, IO, 1 mo. USD LIBOR + 6.080%, 5.893%, due 11/20/45[1]	1,942,741	378,678
Series 2016-H14, Class FA, 1 mo. USD LIBOR + 0.800%, 0.978%, due 06/20/66[1]	568,007	572,913
Series 2017-15, Class WI, IO, 2.804%, due 11/20/45[6]	392,596	17,312
Series 2017-57, Class WI, IO, 2.794%, due 12/20/45[6]	171,589	6,821
GS Mortgage Securities Trust, Series 2015-GC30, Class A3, 3.119%, due 05/10/50	4,932,116	5,248,753
	Face amount	Value
Mortgage-backed securities—(continued)
GSR Mortgage Loan Trust, Series 2004-14, Class 2A1, 1 mo. USD LIBOR + 0.330%, 0.502%, due 12/25/34[1]	$4,580	$4,296
Indymac Index Mortgage Loan Trust, Series 2005-AR2, Class 2A1A, 1 mo. USD LIBOR + 0.640%, 0.812%, due 02/25/35[1]	357,188	326,730
JP Morgan Mortgage Trust, Series 2019-6, Class A11, 1 mo. USD LIBOR + 0.900%, 1.072%, due 12/25/49[1,2]	4,329,793	4,302,795
JPMorgan Alternative Loan Trust, Series 2008-R4, Class 2A1, 1 mo. USD LIBOR + 0.500%, 0.684%, due 06/27/37[1,2]	866,422	687,045
Merrill Lynch Mortgage Investors Trust, Series 2004-1, Class 2A2, 3.256%, due 12/25/34[6] Series 2004-A, Class A1,	139,375	137,259
1 mo. USD LIBOR + 0.460%, 0.632%, due 04/25/29[1]	31,062	29,499
Morgan Stanley Mortgage Loan Trust, Series 2004-11AR, Class 1A1, 1 mo. USD LIBOR + 0.320%, 0.492%, due 01/25/35[1]	28,744	27,217
Morgan Stanley Re-REMIC Trust, Series 2010-R4, Class 4B, 1 mo. USD LIBOR + 0.230%, 2.716%, due 02/26/37[1,2]	171,903	150,010
Series 2013-R10, Class 3A,
1 mo. USD LIBOR + 0.310%, 0.805%, due 01/26/51[1,2]	82,587	82,390
Mortgage Equity Conversion Asset Trust, Series 2007-FF3, Class A, 1 year CMT + 0.500%, 0.640%, due 05/25/42[1,2]	3,016,354	2,617,970
NCUA Guaranteed Notes Trust, Series 2010-R1, Class 1A, 1 mo. USD LIBOR + 0.450%, 0.616%, due 10/07/20[1]	600,631	600,059
Series 2010-R2, Class 2A,
1 mo. USD LIBOR + 0.470%, 0.636%, due 11/05/20[1]	408,225	408,246
Pepper Residential Securities Trust, Series 22-A, Class A1U, 1 mo. USD LIBOR + 1.000%, 1.187%, due 06/20/60[1,2]	2,117,223	2,112,389
Residential Asset Securitization Trust, Series 2006-A7CB, Class 1A1, 1 mo. USD LIBOR + 0.500%, 0.672%, due 07/25/36[1]	285,337	225,413
Sequoia Mortgage Trust, Series 11, Class A, 1 mo. USD LIBOR + 0.900%, 1.087%, due 12/20/32[1]	208,360	201,996

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2020

	Face amount	Value
Mortgage-backed securities—(concluded)
Series 5, Class A, 1 mo. USD LIBOR + 0.350%, 0.537%, due 10/19/26[1]	$60,188	$58,261
Structured ARM Loan Trust, Series 2007-4, Class 1A2, 1 mo. USD LIBOR + 0.220%, 0.392%, due 05/25/37[1]	142,683	135,080
Structured Asset Mortgage Investments, Inc., Series 2006-AR3, Class 11A1, 1 mo. USD LIBOR + 0.210%, 0.382%, due 04/25/36[1]	492,905	492,823
Thornburg Mortgage Securities Trust, Series 2005-1, Class A3, 3.636%, due 04/25/45[6]	45,707	43,438
Washington Mutual Mortgage Pass-Through Certificates, Series 2003-AR9, Class 2A, 4.253%, due 09/25/33[6]	105,120	98,978
Total mortgage-backed securities (cost—$76,200,662)		77,095,202
U.S. government agency obligations—138.5%
FHLMC 2.500%, due 01/01/31	206,315	217,965
2.500%, due 11/01/31	53,162	56,609
2.500%, due 07/01/32	142,172	149,543
2.500%, due 08/01/32	639,048	671,117
2.500%, due 09/01/32	823,722	865,170
2.500%, due 11/01/32	21,019	22,112
2.500%, due 12/01/32	738,269	775,621
2.500%, due 01/01/33	183,613	192,904
3.000%, due 01/01/33	2,232,148	2,343,314
3.000%, due 04/01/43	228,564	245,861
3.000%, due 05/01/43	173,870	187,074
3.000%, due 12/01/44	173,222	185,522
3.000%, due 04/01/45	1,171,700	1,264,844
3.000%, due 08/01/46	366,659	387,137
3.000%, due 12/01/46	1,381,436	1,468,893
3.000%, due 06/01/50	999,048	1,073,256
3.500%, due 09/01/32	404,862	440,725
3.500%, due 05/01/50	20,011,092	21,092,976
4.000%, due 01/01/37	220,016	241,036
4.000%, due 07/01/43	191,691	209,508
4.000%, due 04/01/44	181,435	205,834
4.000%, due 08/01/44	2,470,096	2,783,284
4.000%, due 04/01/47	349,358	373,526
4.000%, due 05/01/47	347,318	370,981
4.000%, due 08/01/47	669,328	747,650
4.000%, due 11/01/47	493,977	527,826
4.000%, due 01/01/48	1,276,115	1,359,609
4.000%, due 02/01/48	55,961	59,676
4.000%, due 03/01/48	37,102	39,536
4.000%, due 04/01/48	100,499	106,868
4.000%, due 06/01/48	368,984	404,768
4.000%, due 12/01/48	601,926	653,163
4.500%, due 09/01/34	847,033	900,743
4.500%, due 01/01/36	19,353	20,681
	Face amount	Value
U.S. government agency obligations—(continued)
4.500%, due 05/01/37	$5,641	$6,103
4.500%, due 05/01/38	32,905	34,269
5.000%, due 10/01/25	29,019	31,713
5.000%, due 11/01/27	6,005	6,562
5.000%, due 07/01/33	8,943	9,657
5.000%, due 09/01/33	154,802	174,904
5.000%, due 06/01/34	7,257	8,331
5.000%, due 04/01/35	31,520	34,507
5.000%, due 05/01/35	70,639	81,048
5.000%, due 07/01/35	130,161	149,337
5.000%, due 08/01/35	20,992	24,091
5.000%, due 10/01/35	17,575	20,171
5.000%, due 12/01/35	577	662
5.000%, due 07/01/38	231,100	264,433
5.000%, due 11/01/38	160,526	183,958
5.000%, due 06/01/39	39,899	45,839
5.000%, due 03/01/40	4,535	5,212
5.000%, due 07/01/40	241,639	276,088
5.000%, due 09/01/40	127,683	143,794
5.000%, due 11/01/40	189,042	216,709
5.000%, due 02/01/41	282,748	321,233
5.000%, due 03/01/41	21,398	24,432
5.000%, due 04/01/41	74,798	84,868
5.000%, due 05/01/41	132,310	151,877
5.000%, due 07/01/41	32,820	37,541
5.000%, due 08/01/44	52,498	60,255
5.000%, due 03/01/49	1,841,838	2,076,744
5.500%, due 06/01/28	1,162	1,283
5.500%, due 02/01/32	1,300	1,491
5.500%, due 12/01/32	2,685	3,130
5.500%, due 02/01/33	37,827	41,812
5.500%, due 05/01/33	525	611
5.500%, due 06/01/33	154,621	180,363
5.500%, due 12/01/33	36,619	41,527
5.500%, due 12/01/34	32,478	38,028
5.500%, due 06/01/35	522,273	610,678
5.500%, due 07/01/35	3,945	4,377
5.500%, due 10/01/35	128,050	142,774
5.500%, due 12/01/35	83,778	97,519
5.500%, due 06/01/36	293,723	342,909
5.500%, due 07/01/36	7,292	7,663
5.500%, due 12/01/36	503,070	579,672
5.500%, due 03/01/37	59,733	68,797
5.500%, due 07/01/37	58,848	63,712
5.500%, due 10/01/37	2,596	2,996
5.500%, due 04/01/38	93,662	108,006
5.500%, due 05/01/38	10,407	11,931
5.500%, due 12/01/38	1,678	1,920
5.500%, due 01/01/39	42,469	48,992
5.500%, due 09/01/39	125,820	145,489
5.500%, due 02/01/40	5,726	6,580
5.500%, due 03/01/40	5,811	6,655
5.500%, due 05/01/40	77,089	88,806
5.500%, due 03/01/41	83,517	96,108
6.000%, due 11/01/37	722,269	846,876
7.000%, due 08/01/25	102	112

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2020

	Face amount	Value
U.S. government agency obligations—(continued)
FHLMC ARM 1 year CMT + 2.282%, 3.529%, due 07/01/28[1]	$49,887	$50,103
1 year CMT + 2.132%, 3.570%, due 11/01/27[1]	45,040	45,110
12 mo. USD LIBOR + 1.783%, 3.612%, due 10/01/39[1]	1,109,358	1,169,641
1 year CMT + 2.257%, 3.616%, due 11/01/29[1]	107,428	110,945
1 year CMT + 2.225%, 3.714%, due 07/01/24[1]	34,607	34,932
12 mo. USD LIBOR + 1.865%, 3.732%, due 11/01/41[1]	859,480	898,348
1 year CMT + 2.282%, 3.819%, due 06/01/28[1]	74,901	75,504
1 year CMT + 2.137%, 3.845%, due 01/01/28[1]	9,888	9,910
1 year CMT + 2.371%, 3.883%, due 12/01/29[1]	14,177	14,284
1 year CMT + 2.415%, 3.947%, due 01/01/29[1]	57,265	57,834
12 mo. USD LIBOR + 1.765%, 3.989%, due 11/01/36[1]	302,526	317,990
1 year CMT + 2.468%, 4.003%, due 10/01/27[1]	71,607	72,179
1 year CMT + 2.415%, 4.011%, due 11/01/25[1]	50,128	50,398
1 year CMT + 2.185%, 4.053%, due 04/01/29[1]	27,158	27,336
1 year CMT + 2.250%, 4.115%, due 09/01/34[1]	636,328	664,812
1 year CMT + 2.303%, 4.168%, due 10/01/23[1]	4,251	4,260
1 year CMT + 2.447%, 4.196%, due 10/01/27[1]	66,951	67,224
1 year CMT + 2.625%, 4.375%, due 01/01/30[1]	20,993	21,058
FNMA
1 mo. USD LIBOR, 0.572%, due 03/25/49[1]	5,347,448	5,351,073
2.000%, due 05/01/28	153,670	160,633
2.000%, due 09/01/31	179,034	187,110
2.000%, due 11/01/31	373,013	389,342
2.000%, due 01/01/32	72,077	75,206
2.500%, due 06/01/28	155,629	165,770
2.500%, due 07/01/28	1,249,768	1,329,217
2.500%, due 08/01/28	411,489	438,602
2.500%, due 09/01/30	27,802	29,584
2.500%, due 11/01/30	45,966	48,875
2.500%, due 01/01/33	419,081	442,429
2.500%, due 07/01/50	1,496,446	1,571,687
2.500%, due 08/01/50	5,500,000	5,776,105
3.000%, due 11/01/26	382,874	405,986
3.000%, due 05/01/28	154,773	162,618
3.000%, due 02/01/30	245,671	258,326
3.000%, due 04/01/30	80,571	84,629
3.000%, due 05/01/30	88,457	93,022
	Face amount	Value
U.S. government agency obligations—(continued)
3.000%, due 10/01/30	$29,987	$31,537
3.000%, due 04/01/31	1,809,364	1,937,457
3.000%, due 01/01/38	754,178	801,368
3.000%, due 04/01/38	812,203	862,786
3.000%, due 10/01/42	480,283	518,701
3.000%, due 01/01/43	1,764,861	1,899,135
3.000%, due 04/01/43	714,482	771,808
3.000%, due 05/01/43	730,795	786,618
3.000%, due 06/01/43	100,176	107,745
3.000%, due 09/01/43	1,010,800	1,099,190
3.000%, due 11/01/46	73,176	77,631
3.000%, due 12/01/46	5,867,729	6,310,792
3.000%, due 09/01/49	1,414,271	1,531,556
3.000%, due 02/01/50	2,478,854	2,678,615
3.000%, due 03/01/50	8,879,211	9,451,137
3.000%, due 02/01/57	901,830	970,241
3.000%, due 05/01/58	1,185,937	1,275,421
3.500%, due 11/01/25	239,838	251,927
3.500%, due 08/01/29	47,586	50,427
3.500%, due 05/01/35	2,234,620	2,342,519
3.500%, due 03/01/42	386,652	425,116
3.500%, due 04/01/42	40,483	43,863
3.500%, due 12/01/42	1,340,131	1,481,289
3.500%, due 03/01/43	826,586	913,924
3.500%, due 07/01/43	299,070	327,751
3.500%, due 06/01/45	3,353,580	3,599,855
3.500%, due 08/01/45	69,844	74,737
3.500%, due 09/01/46	1,241,036	1,350,430
3.500%, due 08/01/47	380,709	415,710
3.500%, due 09/01/47	522,003	580,465
3.500%, due 11/01/47	770,469	840,688
3.500%, due 12/01/47	666,833	728,143
3.500%, due 02/01/48	432,171	473,125
3.500%, due 03/01/48	1,807,591	1,978,893
3.500%, due 06/01/56	1,287,703	1,403,909
3.500%, due 01/01/57	1,227,627	1,338,411
3.500%, due 01/01/59	2,018,473	2,200,268
3.575%, due 02/01/26	500,000	563,012
4.000%, due 07/01/25	6,575	6,960
4.000%, due 09/01/25	3,172	3,360
4.000%, due 10/01/25	3,543	3,752
4.000%, due 11/01/25	7,496	7,942
4.000%, due 01/01/26	202,076	214,068
4.000%, due 02/01/26	478,604	507,467
4.000%, due 03/01/26	37,983	40,234
4.000%, due 04/01/26	928,606	985,785
4.000%, due 08/01/32	5,220	5,606
4.000%, due 06/01/33	150,483	162,286
4.000%, due 07/01/33	324,466	349,999
4.000%, due 08/01/33	2,137,094	2,336,454
4.000%, due 07/01/34	449,720	483,133
4.000%, due 07/01/35	1,540,776	1,680,934
4.000%, due 04/01/37	1,130,448	1,220,439
4.000%, due 03/01/38	798,632	878,306
4.000%, due 07/01/38	2,007,911	2,146,833
4.000%, due 08/01/38	640,396	689,221
4.000%, due 09/01/38	1,099,453	1,173,285

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2020

	Face amount	Value
U.S. government agency obligations—(continued)
4.000%, due 05/01/39	$112,539	$124,981
4.000%, due 09/01/39	268,587	300,751
4.000%, due 09/01/40	2,373,366	2,607,719
4.000%, due 12/01/40	3,515,773	3,933,339
4.000%, due 04/01/41	802,157	894,021
4.000%, due 11/01/41	527,079	592,340
4.000%, due 12/01/41	728,196	819,058
4.000%, due 07/01/42	3,181,723	3,574,531
4.000%, due 09/01/42	4,606,588	5,189,731
4.000%, due 10/01/42	3,642,692	4,105,830
4.000%, due 08/01/44	188,608	213,233
4.000%, due 12/01/44	33,394	36,023
4.000%, due 06/01/45	24,589	26,675
4.000%, due 08/01/45	2,049,833	2,207,689
4.000%, due 02/01/47	229,234	247,516
4.000%, due 03/01/47	94,702	101,563
4.000%, due 04/01/47	522,191	565,925
4.000%, due 05/01/47	646,142	696,859
4.000%, due 06/01/47	25,050	27,215
4.000%, due 09/01/47	181,286	192,924
4.000%, due 10/01/47	23,564	25,139
4.000%, due 11/01/47	59,363	63,466
4.000%, due 01/01/48	1,388,678	1,480,105
4.000%, due 02/01/48	553,098	605,345
4.000%, due 03/01/48	471,085	506,176
4.000%, due 04/01/48	287,102	305,246
4.000%, due 12/01/48	980,785	1,063,717
4.000%, due 02/01/49	219,782	232,794
4.000%, due 06/01/49	2,308,174	2,481,428
4.500%, due 06/01/29	18,202	19,569
4.500%, due 06/01/35	15,354	16,378
4.500%, due 12/01/38	376,688	417,255
4.500%, due 01/01/39	1,136	1,219
4.500%, due 03/01/39	7,713	8,581
4.500%, due 06/01/39	52,751	58,701
4.500%, due 07/01/39	2,716	2,929
4.500%, due 08/01/39	86,462	94,577
4.500%, due 10/01/39	3,879	4,325
4.500%, due 12/01/39	315,817	353,895
4.500%, due 01/01/40	3,127	3,548
4.500%, due 02/01/40	3,369	3,803
4.500%, due 03/01/40	63,656	71,395
4.500%, due 08/01/40	54,211	60,981
4.500%, due 11/01/40	360,590	408,888
4.500%, due 07/01/41	354,212	396,673
4.500%, due 08/01/41	648,961	737,351
4.500%, due 09/01/41	5,463	5,873
4.500%, due 01/01/42	1,682,778	1,893,961
4.500%, due 08/01/42	2,951	3,251
4.500%, due 09/01/43	253,333	287,810
4.500%, due 11/01/43	48,936	55,235
4.500%, due 07/01/44	252,368	284,715
4.500%, due 12/01/44	1,607	1,776
4.500%, due 08/01/48	200,000	215,023
4.500%, due 09/01/48	688,652	748,819
4.500%, due 01/01/49	601,766	653,179
4.500%, due 04/01/59	1,411,673	1,579,574
	Face amount	Value
U.S. government agency obligations—(continued)
5.000%, due 03/01/23	$692	$727
5.000%, due 05/01/23	32,590	34,349
5.000%, due 03/01/25	10,420	11,385
5.000%, due 03/01/33	13,137	13,674
5.000%, due 05/01/37	5,765	6,273
5.000%, due 09/01/37	26,223	28,393
5.000%, due 06/01/38	45,926	49,779
5.000%, due 06/01/48	368,596	412,190
5.000%, due 07/01/48	844,279	924,169
5.000%, due 10/01/48	668,519	731,285
5.000%, due 12/01/48	9,873	10,790
5.000%, due 01/01/49	89,000	97,382
5.000%, due 03/01/49	139,593	152,792
5.500%, due 11/01/32	25,299	27,874
5.500%, due 12/01/33	963	1,085
5.500%, due 04/01/34	23,900	27,068
5.500%, due 01/01/35	112,996	125,105
5.500%, due 04/01/36	79,787	87,903
5.500%, due 05/01/37	141,399	163,257
5.500%, due 07/01/37	81,538	94,118
5.500%, due 06/01/38	105,379	121,113
5.500%, due 11/01/39	272,224	313,184
5.500%, due 07/01/40	371,625	427,019
5.500%, due 02/01/42	199,937	230,881
6.000%, due 11/01/21	7,287	7,428
6.000%, due 01/01/23	36,302	36,756
6.000%, due 03/01/23	37,769	39,130
6.000%, due 11/01/26	14,309	15,913
6.000%, due 12/01/32	8,923	10,448
6.000%, due 02/01/33	26,029	29,691
6.000%, due 09/01/34	84,104	97,463
6.000%, due 05/01/35	33,229	37,127
6.000%, due 06/01/35	12,359	14,543
6.000%, due 07/01/35	33,467	37,543
6.000%, due 09/01/35	1,228	1,446
6.000%, due 01/01/36	22,734	26,796
6.000%, due 06/01/36	218	243
6.000%, due 09/01/36	29,508	34,684
6.000%, due 10/01/36	9,616	10,824
6.000%, due 12/01/36	94,886	111,518
6.000%, due 03/01/37	12,097	14,190
6.000%, due 10/01/37	30,810	35,873
6.000%, due 11/01/38	278,547	336,202
6.000%, due 05/01/39	35,563	41,614
6.000%, due 11/01/40	394,569	484,584
6.500%, due 10/01/36	321,119	370,929
6.500%, due 02/01/37	3,227	3,806
6.500%, due 07/01/37	30,533	33,977
6.500%, due 08/01/37	26,968	30,010
6.500%, due 09/01/37	30,755	34,625
6.500%, due 12/01/37	48,538	57,516
6.500%, due 08/01/38	1,097	1,268
6.500%, due 05/01/40	828,708	966,567
7.500%, due 11/01/26	9,769	9,844
8.000%, due 11/01/26	3,213	3,239
9.000%, due 02/01/26	5,323	5,380

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2020

	Face amount	Value
U.S. government agency obligations—(continued)
FNMA ARM 12 mo. MTA + 1.200%, 2.523%, due 03/01/44[1]	$135,302	$135,588
12 mo. USD LIBOR + 1.731%, 3.299%, due 05/01/38[1]	984,390	1,037,308
1 year CMT + 2.217%, 3.331%, due 10/01/37[1]	1,592,068	1,662,476
1 year CMT + 2.237%, 3.349%, due 01/01/36[1]	336,466	351,732
1 year CMT + 2.050%, 3.456%, due 09/01/41[1]	381,700	397,910
1 year CMT + 2.102%, 3.685%, due 05/01/30[1]	25,075	25,119
12 mo. USD LIBOR + 1.790%, 3.790%, due 02/01/42[1]	213,610	224,221
1 year CMT + 2.083%, 3.795%, due 02/01/26[1]	19,702	19,907
1 year CMT + 2.325%, 3.825%, due 03/01/25[1]	16,947	16,982
1 year CMT + 2.283%, 3.914%, due 05/01/35[1]	161,252	168,780
1 year CMT + 2.095%, 4.095%, due 09/01/26[1]	141	141
1 year CMT + 2.507%, 4.156%, due 12/01/27[1]	14,140	14,194
GNMA 3.000%, due 11/15/42	69,469	73,584
3.000%, due 02/15/43	534,077	582,572
3.000%, due 05/15/43	865,870	914,439
3.000%, due 06/15/43	321,577	339,753
3.000%, due 07/15/43	98,282	103,941
3.000%, due 01/15/45	344,161	374,876
3.000%, due 02/15/45	42,247	46,020
3.000%, due 07/15/45	575,129	626,680
3.000%, due 10/15/45	900,498	975,608
3.500%, due 11/15/42	673,893	715,797
3.500%, due 03/15/45	281,387	316,764
3.500%, due 04/15/45	572,975	614,813
4.000%, due 12/15/41	967,333	1,040,561
4.000%, due 01/15/47	117,828	126,144
4.000%, due 02/15/47	637,371	681,399
4.000%, due 04/15/47	966,659	1,030,529
4.000%, due 05/15/47	111,487	118,705
4.000%, due 06/15/47	109,154	115,900
4.000%, due 07/15/47	127,702	135,527
4.000%, due 08/15/47	197,053	209,808
4.000%, due 12/15/47	49,854	52,957
4.500%, due 09/15/39	446,464	501,513
4.500%, due 06/15/40	224,320	249,378
4.500%, due 12/15/45	21,150	23,263
4.500%, due 07/15/46	8,078	8,922
4.500%, due 08/15/46	9,780	10,845
4.500%, due 09/15/46	190,294	211,751
4.500%, due 10/15/46	479,790	532,153
4.500%, due 01/15/47	627,067	693,681
5.000%, due 12/15/34	39,155	43,025
5.000%, due 04/15/38	72,915	81,118
	Face amount	Value
U.S. government agency obligations—(continued)
5.000%, due 12/15/39	$5,543	$6,350
5.000%, due 05/15/40	203,985	232,066
5.000%, due 05/15/41	35,090	38,511
5.500%, due 08/15/35	20,081	23,490
5.500%, due 02/15/38	1,943	2,272
5.500%, due 04/15/38	162,900	188,442
5.500%, due 05/15/38	186,239	216,954
5.500%, due 06/15/38	86,867	101,561
5.500%, due 10/15/38	452,281	526,531
5.500%, due 11/15/38	27,298	31,579
5.500%, due 12/15/38	5,362	6,268
5.500%, due 03/15/39	30,936	34,095
5.500%, due 05/15/39	40,682	47,479
5.500%, due 09/15/39	210,273	245,838
5.500%, due 01/15/40	4,625	5,237
5.500%, due 03/15/40	266,560	309,491
6.500%, due 02/15/29	487	542
6.500%, due 01/15/36	10,005	11,023
6.500%, due 09/15/36	115,176	128,595
6.500%, due 02/15/37	10,273	12,196
6.500%, due 04/15/37	5,053	5,758
6.500%, due 01/15/38	6,012	6,934
6.500%, due 06/15/38	26,233	31,360
6.500%, due 07/15/38	4,958	5,552
6.500%, due 11/15/38	4,245	5,187
8.000%, due 02/15/23	100	104
GNMA II 3.000%, due 09/20/47	1,520,189	1,609,511
3.000%, due 05/20/50	2,488,067	2,634,259
3.500%, due 04/20/45	8,465	9,052
3.500%, due 11/20/45	599,661	653,713
3.500%, due 04/20/46	680,409	733,579
3.500%, due 05/20/46	1,127,074	1,186,721
3.500%, due 04/20/47	481,038	527,858
3.500%, due 07/20/47	4,425,233	4,861,463
3.500%, due 08/20/47	440,171	485,927
3.500%, due 09/20/47	175,013	191,811
3.500%, due 11/20/47	575,922	628,847
3.500%, due 12/20/47	121,320	133,931
3.500%, due 01/20/48	2,726,463	2,985,789
3.500%, due 02/20/48	2,240,442	2,445,233
3.500%, due 03/20/48	3,655,318	4,009,268
3.500%, due 09/20/48	1,923,200	2,031,751
3.500%, due 01/20/50	671,205	705,936
3.500%, due 03/20/50	2,936,722	3,106,076
3.750%, due 05/20/30	494,308	526,386
4.000%, due 12/20/40	437,079	465,862
4.000%, due 07/20/41	48,091	51,141
4.000%, due 03/20/47	993,235	1,069,381
4.000%, due 12/20/47	65,734	75,184
4.000%, due 01/20/48	184,611	211,270
4.000%, due 03/20/48	412,967	456,216
4.000%, due 04/20/48	897,888	976,749
4.000%, due 05/20/48	233,374	256,608
4.000%, due 06/20/48	301,174	336,483
4.000%, due 07/20/48	109,693	123,184
4.500%, due 10/20/44	302,333	319,471

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2020

	Face amount	Value
U.S. government agency obligations—(continued)
4.500%, due 02/20/45	$388,738	$410,879
4.500%, due 08/20/45	189,966	209,388
4.500%, due 02/20/46	132,841	140,318
4.500%, due 04/20/48	88,661	95,668
4.500%, due 05/20/48	263,616	284,300
4.500%, due 06/20/48	669,997	722,119
4.500%, due 10/20/48	487,865	523,369
4.500%, due 01/20/49	682,062	730,026
4.500%, due 02/20/49	1,137,321	1,216,359
5.000%, due 12/20/33	160,087	181,550
5.000%, due 01/20/34	82,132	93,313
5.000%, due 02/20/38	94,907	106,728
5.000%, due 04/20/38	127,530	145,093
5.000%, due 08/20/41	15,652	17,806
5.000%, due 12/20/42	21,992	25,021
5.000%, due 08/20/43	1,895,983	2,156,628
5.000%, due 09/20/48	343,352	377,203
5.000%, due 10/20/48	392,387	432,858
5.000%, due 11/20/48	1,206,427	1,308,606
5.000%, due 12/20/48	920,033	997,742
5.500%, due 09/20/48	76,816	84,121
6.000%, due 10/20/38	2,745	3,180
6.500%, due 09/20/32	2,587	2,949
6.500%, due 11/20/38	10,510	11,168
6.500%, due 12/20/38	5,083	5,522
7.000%, due 03/20/28	35,150	35,572
9.000%, due 04/20/25	4,169	4,618
9.000%, due 12/20/26	2,190	2,263
9.000%, due 01/20/27	7,465	7,536
9.000%, due 09/20/30	951	955
9.000%, due 10/20/30	3,074	3,182
9.000%, due 11/20/30	3,898	3,915
GNMA II ARM
1 year CMT + 1.500%, 2.875%, due 06/20/22[1]	9,487	9,555
1 year CMT + 1.500%, 2.875%, due 04/20/24[1]	11,118	11,191
1 year CMT + 1.500%, 2.875%, due 05/20/25[1]	2,783	2,863
1 year CMT + 1.500%, 2.875%, due 04/20/26[1]	55,738	56,044
1 year CMT + 1.500%, 2.875%, due 06/20/26[1]	23,006	23,281
1 year CMT + 1.500%, 2.875%, due 04/20/27[1]	12,819	12,891
1 year CMT + 1.500%, 2.875%, due 04/20/30[1]	8,550	8,908
1 year CMT + 1.500%, 2.875%, due 05/20/30[1]	227,932	238,182
1 year CMT + 1.500%, 3.000%, due 01/20/23[1]	10,299	10,509
1 year CMT + 1.500%, 3.000%, due 03/20/23[1]	4,467	4,519
1 year CMT + 1.500%, 3.000%, due 01/20/24[1]	15,885	16,080
1 year CMT + 1.500%, 3.000%, due 01/20/25[1]	2,109	2,177
	Face amount	Value
U.S. government agency obligations—(continued)
1 year CMT + 1.500%, 3.000%, due 02/20/25[1]	$3,776	$3,819
1 year CMT + 1.500%, 3.000%, due 03/20/25[1]	7,866	7,990
1 year CMT + 1.500%, 3.000%, due 05/20/25[1]	17,117	17,159
1 year CMT + 1.500%, 3.000%, due 06/20/25[1]	9,056	9,115
1 year CMT + 1.500%, 3.000%, due 03/20/26[1]	5,817	5,898
1 year CMT + 1.500%, 3.000%, due 01/20/27[1]	53,262	54,156
1 year CMT + 1.500%, 3.000%, due 02/20/27[1]	4,045	4,086
1 year CMT + 1.500%, 3.000%, due 01/20/28[1]	5,521	5,723
1 year CMT + 1.500%, 3.000%, due 02/20/28[1]	4,227	4,281
1 year CMT + 1.500%, 3.125%, due 11/20/21[1]	1,796	1,808
1 year CMT + 1.500%, 3.125%, due 10/20/30[1]	10,673	10,806
1 year CMT + 1.500%, 3.250%, due 09/20/21[1]	10,468	10,510
1 year CMT + 1.500%, 3.250%, due 08/20/25[1]	7,366	7,483
1 year CMT + 1.500%, 3.250%, due 09/20/25[1]	10,866	11,207
1 year CMT + 1.500%, 3.250%, due 08/20/26[1]	11,558	11,726
1 year CMT + 1.500%, 3.250%, due 09/20/26[1]	1,925	1,944
1 year CMT + 1.500%, 3.250%, due 07/20/27[1]	4,566	4,735
1 year CMT + 1.500%, 3.250%, due 08/20/27[1]	14,929	15,044
1 year CMT + 1.500%, 3.250%, due 07/20/30[1]	47,042	48,701
1 year CMT + 1.500%, 3.250%, due 08/20/30[1]	52,080	54,715
GNMA TBA 4.000%	2,500,000	2,647,363
4.500%	2,000,000	2,183,672
GNMA II TBA 2.000%	1,500,000	1,565,274
2.500%	1,000,000	1,051,602
3.000%	28,350,000	29,867,659
3.500%	2,350,000	2,472,732
4.000%	8,150,000	8,653,326
4.500%	2,410,000	2,573,616
UMBS TBA 1.500%	3,000,000	3,069,492
2.000%[7]	9,000,000	9,318,786
2.500%[7]	62,950,000	65,923,530
3.000%	30,650,000	32,238,732
3.500%[7]	24,597,000	25,911,932
4.000%	13,700,000	14,553,881

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2020

	Face amount	Value
U.S. government agency obligations—(concluded)
4.500%	$3,000,000	$3,227,109
5.000%	2,000,000	2,187,987
6.000%	1,000,000	1,113,982
Total U.S. government agency obligations (cost—$444,953,647)		454,634,623
	Number of shares
Short-term investments—1.1%
Investment companies—1.1%
State Street Institutional U.S. Government Money Market Fund, 0.09%[8] (cost—$3,555,289)	3,555,289	3,555,289
	Face amount
Short-term U.S. Treasury obligations—0.0%†,9
U.S. Treasury Bills 0.158%, due 09/03/20 (cost—$40,994)	$41,000	40,994
Repurchase agreements—1.1%
Repurchase agreement dated 07/31/20 with BNP Paribas Securities Corp., 0.130% due 08/03/20, collateralized by 3,666,881 Government National Mortgage Association obligations, 4.000% due 02/20/49; (value—$3,900,091); proceeds: $3, 800,041 (cost—$3,800,000)	3,800,000	3,800,000

	Number of contracts	Notional amount
Options purchased—0.0%†
Put options—0.0%†
FNMA TBA, 0.000%, strike @ 69.00, expires 08/06/20 (Counterparty JPMCB)	29,000	USD	200,100,000	0
FNMA TBA, 0.000%, strike @ 70.00, expires 08/06/20 (Counterparty JPMCB)	50,000	USD	350,000,000	0
FNMA TBA, 0.000%, strike @ 76.00, expires 08/06/20 (Counterparty JPMCB)	120,000	USD	912,000,000	0
FNMA TBA, 2.000%, strike @ 69.00, expires 08/06/20 (Counterparty JPMCB)	130,000	USD	897,000,000	0
FNMA TBA, 2.000%, strike @ 70.00, expires 08/06/20 (Counterparty JPMCB)	150,000	USD	1,050,000,000	0
FNMA TBA, 2.000%, strike @ 71.00, expires 10/07/20 (Counterparty JPMCB)	180,000	USD	1,278,000,000	0
FNMA TBA, 2.500%, strike @ 65.00, expires 08/06/20 (Counterparty CITI)	365,000	USD	2,372,500,000	1
	Number of contracts	Notional amount		Value
Options purchased—(concluded)
FNMA TBA, 2.500%, strike @ 70.00, expires 08/06/20 (Counterparty JPMCB)	50,000	USD	350,000,000	$0
FNMA TBA, 2.500%, strike @ 72.00, expires 10/07/20 (Counterparty JPMCB)	400,000	USD	2,880,000,000	1
FNMA TBA, 3.000%, strike @ 71.00, expires 08/06/20 (Counterparty JPMCB)	75,000	USD	532,500,000	0
Total options purchased (cost—$6,051)				2
	Number of shares
Swaptions purchased—0.0%†
Put swaptions—0.0%†
3 Month USD LIBOR Interest Rate Swap, strike @ 0.400%, expires 08/06/20 (Counterparty GS; receive fixed rate); underlying swap terminates 08/10/25	49,000	USD	4,900,000	2
3 Month USD LIBOR Interest Rate Swap, strike @ 0.815%, expires 08/06/20 (Counterparty DB; receive fixed rate); underlying swap terminates 08/10/30	76,000	USD	7,600,000	10
3 Month USD LIBOR Interest Rate Swap, strike @ 1.016%, expires 08/06/20 (Counterparty GS; receive fixed rate); underlying swap terminates 08/10/30	16,000	USD	1,600,000	0
3 Month USD LIBOR Interest Rate Swap, strike @ 1.030%, expires 08/06/20 (Counterparty GS; receive fixed rate); underlying swap terminates 08/10/30	90,000	USD	9,000,000	1
3 Month USD LIBOR Interest Rate Swap, strike @ 1.500%, expires 02/26/21 (Counterparty BNP; receive fixed rate); underlying swap terminates 03/03/31	38,000	USD	3,800,000	3,053
3 Month USD LIBOR Interest Rate Swap, strike @ 1.500%, expires 02/26/21 (Counterparty DB; receive fixed rate); underlying swap terminates 03/02/31	62,500	USD	6,250,000	5,021

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2020

	Number of shares	Notional amount		Value
Swaptions purchased—(concluded)
3 Month USD LIBOR Interest Rate Swap, strike @ 1.500%, expires 02/26/21 (Counterparty GS; receive fixed rate); underlying swap terminates 03/02/31	13,500	USD	1,350,000	$1,084
Total swaptions purchased (cost—$195,530)				9,171
Total investments before investments sold short (cost—$575,376,468)—178.5%				586,105,015
	Face amount	Value
Investments sold short—(2.7)%
UMBS TBA 2.000%	$(1,500,000)	$(1,551,606)
2.500%	(1,900,000)	(1,992,923)
3.500%	(3,097,000)	(3,267,380)
5.500%	(2,000,000)	(2,207,494)
Total investments sold short (proceeds—$8,999,178)		(9,019,403)
Liabilities in excess of other assets—(75.8)%		(248,755,737)
Net assets—100.0%		$328,329,875

For a listing of defined portfolio acronyms, counterparty acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 267.

	Face amount	Value
Reverse repurchase agreements—(6.5)%
Reverse repurchase agreement dated 07/13/20 with Bank of America Securities, 0.210%, to be repurchased 08/13/20 for $(21,221,036), collateralized by 2,470,095 Federal Home Loan Mortgage Corp. obligation, 4.000% due 08/01/44, 10,742,004 Federal National Mortgage Association obligations, 3.000% - 4.000% due 10/01/42 - 12/01/46 and 7,007,052 Government National Mortgage Association obligations, 3.500% - 4.000% due 03/20/48 - 02/20/49; (value—$(22,167,651)) (cost—$(21,219,427))	(21,219,427)	$(21,219,427)

Options written

Notional amount		Number of contracts	Call option	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
USD	516,550,000	5,000,000	FNMA TBA, 2.000%, strike @ 103.31 (Counterparty JPMCB)	09/08/20	$15,625	$(21,687)	$(6,062)
USD	414,400,000	4,000,000	FNMA TBA, 2.000%, strike @ 103.60 (Counterparty JPMCB)	10/07/20	9,375	(13,112)	(3,737)
USD	103,970,000	1,000,000	FNMA TBA, 2.000%, strike @ 103.97 (Counterparty JPMCB)	10/07/20	1,953	(1,642)	311
Total					$26,953	$(36,441)	$(9,488)
			Put options
USD	402,560,000	4,000,000	FNMA TBA, 2.000%, strike @ 100.64 (Counterparty JPMCB)	08/06/20	$30,000	$—	$30,000
USD	1,004,400,000	10,000,000	FNMA TBA, 2.000%, strike @ 100.44 (Counterparty JPMCB)	08/06/20	84,375	—	84,375
USD	506,550,000	5,000,000	FNMA TBA, 2.000%, strike @ 101.31 (Counterparty JPMCB)	09/08/20	22,656	(5,201)	17,455
USD	203,960,000	2,000,000	FNMA TBA, 2.000%, strike @ 101.98 (Counterparty JPMCB)	10/07/20	6,562	(6,966)	(404)
USD	406,400,000	4,000,000	FNMA TBA, 2.000%, strike @ 101.60 (Counterparty JPMCB)	10/07/20	14,375	(12,106)	2,269
USD	203,100,000	2,000,000	FNMA TBA, 2.000%, strike @ 101.55 (Counterparty JPMCB)	10/07/20	9,063	(5,951)	3,112
USD	203,680,000	2,000,000	FNMA TBA, 2.000%, strike @ 101.84 (Counterparty JPMCB)	10/07/20	6,641	(6,593)	48
USD	357,175,000	3,500,000	FNMA TBA, 2.500%, strike @ 102.05 (Counterparty GS)	08/06/20	14,219	—	14,219
USD	255,325,000	2,500,000	FNMA TBA, 2.500%, strike @ 102.13 (Counterparty GS)	08/06/20	9,766	—	9,766
USD	357,315,000	3,500,000	FNMA TBA, 2.500%, strike @ 102.09 (Counterparty JPMCB)	08/06/20	13,672	—	13,672
USD	204,260,000	2,000,000	FNMA TBA, 2.500%, strike @ 102.13 (Counterparty JPMCB)	08/06/20	7,812	—	7,812
USD	461,520,000	4,500,000	FNMA TBA, 2.500%, strike @ 102.56 (Counterparty JPMCB)	08/06/20	23,906	—	23,906
USD	357,280,000	3,500,000	FNMA TBA, 2.500%, strike @ 102.08 (Counterparty GS)	08/06/20	14,766	—	14,766
USD	358,470,000	3,500,000	FNMA TBA, 2.500%, strike @ 102.42 (Counterparty CITI)	08/06/20	22,969	—	22,969
USD	208,800,000	2,000,000	FNMA TBA, 3.000%, strike @ 104.40 (Counterparty GS)	08/06/20	9,687	—	9,687
USD	313,680,000	3,000,000	FNMA TBA, 3.000%, strike @ 104.56 (Counterparty GS)	08/06/20	13,125	—	13,125
USD	104,570,000	1,000,000	FNMA TBA, 3.000%, strike @ 104.57 (Counterparty GS)	08/06/20	4,375	—	4,375
Total					$307,969	$(36,817)	$271,152
Total options written					$334,922	$(73,258)	$261,664

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2020

Swaptions written

Notional amount (000)		Number of contracts	Call swaptions	Counterparty	Pay/ receive floating rate	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
USD	7,500	7,500,000	3 Month USD LIBOR Interest Rate Swap strike @ 0.08%, terminating 10/09/25	MSCI	Receive	10/07/20	$6,375	$(2,595)	$3,780
			Put swaptions
USD	7,500	7,500,000	3 Month USD LIBOR Interest Rate Swap strike @ 0.58%, terminating 10/09/25	MSCI	Pay	10/07/20	$6,375	$(648)	$5,727
Total swaptions written							$12,750	$(3,243)	$9,507

Futures contracts

Number of contracts	Currency		Expiration date	Current notional amount	Value	Unrealized appreciation (depreciation)
U.S. Treasury futures sell contracts:
296	USD	U.S. Treasury Note 10 Year Futures	September 2020	$(41,208,720)	$(41,463,125)	$(254,405)

Centrally cleared interest rate swap agreements

Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[10]	Payments received by the Portfolio[10]	Value	Unrealized appreciation (depreciation)
USD	5,100	12/19/23	Quarterly	2.750%	3 Month USD LIBOR	$(454,911)	$(502,083)
USD	1,100	12/18/26	Quarterly	2.750	3 Month USD LIBOR	(172,061)	(117,693)
USD	3,500	06/17/25	Quarterly	1.250	3 Month USD LIBOR	(173,983)	(121,485)
USD	15,800	06/17/30	Quarterly	1.250	3 Month USD LIBOR	(1,141,630)	(513,840)
USD	3,100	10/16/28	Semi-Annual	3 Month USD LIBOR	3.183%	722,398	722,398
USD	2,000	12/18/29	Semi-Annual	3 Month USD LIBOR	1.500	188,656	246,695
	Total					$(1,031,531)	$(286,008)

OTC total return swap agreements

Counterparty	Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[10]	Payments received by the Portfolio[10]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
DB	USD	946	01/12/38	Monthly	1 Month USD LIBOR	6.500%	$3,023	$(2,984)	$39

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2020

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2020 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Asset-backed securities	$—	$46,550,802	$418,932	$46,969,734
Mortgage-backed securities	—	75,115,674	1,979,528	77,095,202
U.S. government agency obligations	—	454,634,623	—	454,634,623
Short-term investments	—	3,555,289	—	3,555,289
Short-term U.S. Treasury obligations	—	40,994	—	40,994
Repurchase agreements	—	3,800,000	—	3,800,000
Options purchased	—	2	—	2
Swaptions purchased	—	9,171	—	9,171
Swap agreements	—	911,054	—	911,054
Total	$—	$584,617,609	$2,398,460	$587,016,069
Liabilities
Investments sold short	$—	$(9,019,403)	$—	$(9,019,403)
Reverse repurchase agreements	—	(21,219,427)	—	(21,219,427)
Options written	—	(73,258)	—	(73,258)
Swaptions written	—	(3,243)	—	(3,243)
Futures contracts	(254,405)	—	—	(254,405)
Swap agreements	—	(1,945,569)	—	(1,945,569)
Total	$(254,405)	$(32,260,900)	$—	$(32,515,305)

Level 3 rollforward disclosure

At July 31, 2020, there were no transfers in or out of Level 3.

Securities valued using unobservable inputs, i.e. Level 3, were not considered significant to the Fund.

Portfolio footnotes

†  Amount represents less than 0.05% or (0.05)%.

1  Variable or floating rate security. The interest rate shown is the rate in effect as of period end and changes periodically.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $60,419,883, represented 18.7% of the Portfolio's net assets at period end.

3  Step bond—coupon rate increases in increments to maturity. The rate disclosed is the rate at the period end; the maturity date disclosed is the ultimate maturity date.

4  Significant unobservable inputs were used in the valuation of this security; i.e. Level 3.

5  Security fair valued by a Valuation Committee under the direction of the Board of Trustees.

6  Variable or floating rate security for which the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

7  Security, or portion thereof, pledged as collateral for investments sold short, written options, futures and/or swap agreements.

8  Rates shown reflect yield at July 31, 2020.

9  Rate shown is the discount rate at the date of purchase unless otherwise noted.

10  Payments made or received are based on the notional amount.

See accompanying notes to financial statements.

PACE Intermediate Fixed Income Investments

Performance

For the 12-months ended July 31, 2020, the Portfolio's Class P shares returned 9.89% before the deduction of the maximum PACE Select program fee.1 In comparison, the Bloomberg Barclays US Aggregate Bond Index (the "benchmark") returned 10.12%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 31. Please note that the returns shown do not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Subadvisor's comments2

(Please note that while the subadvisor outperformed the benchmark on a gross-of-fees basis, the Portfolio underperformed net of fees, as reported in the "Performance at a glance" table. As stated in footnote two, the comments that follow address performance on a gross-of-fees basis.)

The Portfolio outperformed its benchmark during the reporting period, driven by a diverse set of factors. The main contributors to performance were positioning and selection within investment-grade credit, agency mortgage positioning, yield curve positioning and non-US sovereign positioning. The Portfolio held an overweight to investment-grade credit for much of the second half of 2019, which benefited from supportive central bank policy. As spreads moved tighter, we tactically moved to an underweight position, which was beneficial in the first quarter of 2020, before moving back to an overweight position into quarter-end as valuations became attractive. We continued to build the overweight position early in the second quarter of 2020 given historic new issue supply, attractive valuations and supportive central bank policy. This was partly offset by negative performance in the first quarter of 2020, as the global spread of COVID-19 caused risk assets to underperform.

The most notable detractors from relative performance were the Portfolio's allocation to high-yield bonds, an allocation to Treasury Inflation-Protected Securities (TIPS), an overweight position in commercial mortgage-backed securities (CMBS) and an underweight duration position. As the Fed cut rates and risk assets sold off meaningfully in March 2020, those positions all negatively impacted returns. As of the end of the period, we had been trimming overweights across spread sectors given the strong performance recently. That said we remain overweight spread sector assets.

Derivatives were primarily used to adjust the Portfolio's duration and yield curve exposure, as well as to hedge risk. We believe derivatives are generally beneficial to performance, as they help us manage the portfolio more efficiently. Over the period, the following kinds of derivatives were the most commonly used. Interest rate swaps are the most common type of swaps and were useful in adding duration or subtracting it at particular points on the yield

PACE Select Advisors Trust – PACE Intermediate Fixed Income Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisor:

BlackRock Financial Management, Inc. ("BlackRock")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Gina Toth, CFA, Fred Lee, CFA, Joseph Sciortino and Steve Bienashski

BlackRock: Akiva Dickstein and Harrison Segall

Objective:

Current income, consistent with reasonable stability of principal

Investment process:

The subadvisor utilizes a strategy that involves buying specific bonds based on its credit analysis and review.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  Performance is discussed on a gross-of-fees basis—meaning that no fees or expenses are reflected when discussed at the level of a subadvisor's sleeve (or subadvisors' sleeves, if applicable). Alternatively, performance at the overall Portfolio level is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Intermediate Fixed Income Investments

Subadvisor's comments – concluded

curve. Credit default swaps were used to provide protection against a particular issuer or basket of issuers defaulting, or as a way to express a negative or positive view on an issuer's or group of issuers' credit strength. Options on interest rate swaps (swaptions) were used to hedge convexity, as well as to take a view on volatility and interest rates. Options on futures were most often used to take a view on volatility and/or interest rates. Foreign exchange options were used to give us the right, but not the obligation, to buy or sell a currency at a specified price for a specified period of time. Foreign exchange forwards were typically used to hedge non-US dollar currency risk back to the US dollar, as well as to implement active currency positions.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

Special considerations

The Portfolio may be appropriate for long-term investors seeking current income and a reasonable stability of principal. Investors should be able to withstand short-term fluctuations in the fixed income markets. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Intermediate Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/20	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	9.61%	3.76%	2.91%
Class Y2	9.89	4.02	3.17
Class P3	9.89	4.01	3.17
After deducting maximum sales charge
Class A1	5.54	2.97	2.51
Bloomberg Barclays US Aggregate Bond Index[4]	10.12	4.47	3.87

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 06/30/20	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	8.14%	3.48%	2.84%
Class Y2	8.41	3.74	3.10
Class P3	8.33	3.74	3.10
After deducting maximum sales charge
Class A1	4.12	2.69	2.45

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 27, 2019 prospectuses, supplemented from time to time, were as follows: Class A—1.05% and 0.91%; Class Y—0.98% and 0.66%; and Class P—0.86% and 0.66%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2020 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—0.91%; Class Y—0.66%; and Class P—0.66%. "Management fee waiver/expense reimbursements" are based on estimated amounts for the current fiscal year. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 3.75%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The Bloomberg Barclays US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixedrate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency). Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

PACE Intermediate Fixed Income Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE Intermediate Fixed Income Investments Class P shares versus the Bloomberg Barclays US Aggregate Bond Index over the 10 years ended July 31, 2020. Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE Intermediate Fixed Income Investments is a professionally managed portfolio while the Indices are not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE Intermediate Fixed Income Investments

PACE Intermediate Fixed Income Investments

Portfolio statistics—July 31, 2020 (unaudited)

Characteristics
Weighted average duration	5.44 yrs.
Weighted average maturity	8.65 yrs.
Average coupon	2.93%
Top ten holdings[1]	Percentage of net assets
FNMA, 3.500% due 12/01/43	3.5%
U.S. Treasury Bonds, 3.000% due 02/15/47	2.6
UMBS TBA, 3.000%	2.3
GNMA TBA, 3.000%	2.2
U.S. Treasury Notes, 0.625% due 05/15/30	2.1
UMBS TBA, 2.500%	1.9
FNMA, 3.000% due 03/01/47	1.8
U.S. Treasury Bonds, 3.625% due 02/15/44	1.6
UMBS TBA, 4.000%	1.5
FNMA, 2.500% due 04/01/32	1.4
Total	20.9%
Top five issuer breakdown by country or territory of origin[1]	Percentage of net assets
United States	95.2%
France	2.0
United Kingdom	2.0
Netherlands	1.7
Japan	1.5
Total	102.4%
Asset allocation[1]	Percentage of net assets
Corporate bonds	45.9%
U.S. government agency obligations	31.5
U.S. Treasury obligations	15.1
Mortgage-backed securities	8.4
Asset-backed securities	4.1
Non-U.S. government agency obligations	2.2
Municipal bonds	1.4
Options and swaptions purchased	0.6
Investments sold short	(7.4)
Cash equivalents and other assets less liabilities	(1.8)
Total	100.0%

1  The Portfolio is actively managed and its composition will vary over time.

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2020

	Face amount[1]	Value
Asset-backed securities—4.1%
American Homes 4 Rent Trust, Series 2014-SFR3, Class A, 3.678%, due 12/17/36[2]	453,396	$485,717
B2R Mortgage Trust, Series 2015-2, Class A, 3.336%, due 11/15/48[2]	49,851	49,820
CarMax Auto Owner Trust, Series 2020-2, Class A3, 1.700%, due 11/15/24	400,000	409,734
Chesapeake Funding II LLC, Series 2018-1A, Class A1, 3.040%, due 04/15/30[2]	551,451	563,504
Citibank Credit Card Issuance Trust, Series 2018-A1, Class A1, 2.490%, due 01/20/23	270,000	272,797
Cloud Pass-Through Trust, Series 2019-1A, 3.554%, due 12/05/22[2,3]	1,149,503	1,167,127
Credit Acceptance Auto Loan Trust, Series 2019-3A, Class A, 2.380%, due 11/15/28[2]	630,000	644,302
Series 2020-2A, Class A, 1.370%, due 07/16/29[2]	320,000	320,700
Credit Suisse ABS Repackaging Trust, Series 2013-A, Class B, 2.500%, due 01/25/30[2]	31,861	31,773
Credit Suisse Seasoned Loan Trust, Series 2006-1, Class A, 1 mo. USD LIBOR + 0.240%, 0.412%, due 10/25/34[2,4]	47,393	47,352
Elara HGV Timeshare Issuer LLC, Series 2016-A, Class A, 2.730%, due 04/25/28[2]	66,053	66,062
First Franklin Mortgage Loan Trust, Series 2004-FFH4, Class M5, 1 mo. USD LIBOR + 1.575%, 1.747%, due 01/25/35[4]	26,181	26,208
Ford Credit Floorplan Master Owner Trust, Series 2019-2, Class A, 3.060%, due 04/15/26	870,000	928,269
Series 2019-4, Class A, 2.440%, due 09/15/26	810,000	848,526
Hyundai Auto Receivables Trust, Series 2020-A, Class A3, 1.410%, due 11/15/24	300,000	306,088
Lehman XS Trust, Series 2005-6, Class 1A1, 1 mo. USD LIBOR + 1.520%, 0.692%, due 11/25/35[4]	127,717	114,630
Navient Private Education Refi Loan Trust, Series 2019-D, Class A2B, 1 mo. USD LIBOR + 1.050%, 1.225%, due 12/15/59[2,4]	420,000	411,735
Navient Student Loan Trust, Series 2018-EA, Class A2, 4.000%, due 12/15/59[2]	100,000	104,367
	Face amount[1]	Value
Asset-backed securities—(continued)
Nissan Master Owner Trust Receivables, Series 2019-A, Class A, 1 mo. USD LIBOR + 0.560%, 0.735%, due 02/15/24[4]	875,000	$874,475
Series 2019-B, Class A, 1 mo. USD LIBOR + 0.430%, 0.605%, due 11/15/23[4]	410,000	409,715
PFS Financing Corp., Series 2018-E, Class A, 1 mo. USD LIBOR + 0.450%, 0.625%, due 10/17/22[2,4]	265,000	263,799
Popular ABS Mortgage Pass-Through Trust, Series 2006-B, Class A3, 1 mo. USD LIBOR + 0.280%, 0.452%, due 05/25/36[4]	11,283	11,271
Sesac Finance LLC, Series 2019-1, Class A2, 5.216%, due 07/25/49[2]	118,800	125,073
SLM Private Education Loan Trust, Series 2010-C, Class A5, 1 mo. USD LIBOR + 4.750%, 4.925%, due 10/15/41[2,4]	475,000	513,971
SMB Private Education Loan Trust, Series 2016-A, Class A2A, 2.700%, due 05/15/31[2]	56,480	57,793
Series 2016-C, Class A2A, 2.340%, due 09/15/34[2]	342,487	348,408
Series 2017-B, Class A2A, 2.820%, due 10/15/35[2]	283,366	293,037
Series 2017-B, Class A2B, 1 mo. USD LIBOR + 0.750%, 0.925%, due 10/15/35[2,4]	164,054	162,558
Series 2018-A, Class A2B, 1 mo. USD LIBOR + 0.800%, 0.975%, due 02/15/36[2,4]	560,462	547,461
Series 2018-B, Class A2A, 3.600%, due 01/15/37[2]	617,408	645,259
Series 2018-C, Class A2B, 1 mo. USD LIBOR + 0.750%, 0.925%, due 11/15/35[2,4]	724,304	714,308
SoFi Professional Loan Program LLC, Series 2015-C, Class A2, 2.510%, due 08/25/33[2]	152,805	153,993
Series 2016-A, Class A1, 1 mo. USD LIBOR + 1.750%, 1.922%, due 08/25/36[2,4]	41,395	41,605
Series 2016-B, Class A1, 1 mo. USD LIBOR + 1.200%, 1.372%, due 06/25/33[2,4]	31,573	31,616
Series 2018-A, Class A2A, 2.390%, due 02/25/42[2]	40,474	40,525
Series 2018-A, Class A2B, 2.950%, due 02/25/42[2]	270,000	277,839
SoFi Professional Loan Program Trust, Series 2020-C, Class AFX, 1.950%, due 02/15/46[2]	281,580	287,674

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2020

	Face amount[1]		Value
Asset-backed securities—(concluded)
Westlake Automobile Receivables Trust, Series 2020-1A, Class A2, 1.440%, due 09/15/23[2]		1,370,000	$1,378,715
Total asset-backed securities (cost—$13,705,775)			13,977,806
Corporate bonds—45.9%
Advertising—0.4%
Anheuser-Busch InBev Worldwide, Inc. 4.950%, due 01/15/42		14,000	17,686
Comcast Corp. 3.300%, due 02/01/27		138,000	156,640
Goldman Sachs Group, Inc./The 3.750%, due 05/22/25		425,000	475,299
Interpublic Group of Cos., Inc./The 3.500%, due 10/01/20		75,000	75,362
JPMorgan Chase & Co. 2.625%, due 04/23/21[5]	EUR	100,000	120,227
NXP BV/NXP Funding LLC 4.625%, due 06/01/23[2]		260,000	286,272
Omnicom Group, Inc. 3.650%, due 11/01/24		15,000	16,609
Sky Ltd. 1.500%, due 09/15/21[5]	EUR	100,000	119,872
WPP Finance SA 2.375%, due 05/19/27[5]	EUR	120,000	150,168
			1,418,135
Aerospace & defense—2.3%
Airbus SE 2.000%, due 04/07/28[5]	EUR	300,000	381,067
BAE Systems Holdings, Inc. 2.850%, due 12/15/20[2]		300,000	301,636
3.800%, due 10/07/24[2]		345,000	384,058
3.850%, due 12/15/25[2]		121,000	136,300
Boeing Co./The 3.625%, due 03/01/48		8,000	7,116
4.508%, due 05/01/23		492,000	514,354
4.875%, due 05/01/25		370,000	399,618
General Dynamics Corp. 3.500%, due 04/01/27[6]		226,000	262,570
3.750%, due 05/15/28		25,000	29,860
Howmet Aerospace, Inc. 6.875%, due 05/01/25		70,000	79,483
L3Harris Technologies, Inc. 3.850%, due 06/15/23[6]		60,000	65,354
3.850%, due 12/15/26		320,000	368,933
4.400%, due 06/15/28		212,000	255,940
Lockheed Martin Corp. 2.800%, due 06/15/50		283,000	318,905
3.550%, due 01/15/26		25,000	28,711
4.700%, due 05/15/46		33,000	48,226
6.150%, due 09/01/36		11,000	17,040
Northrop Grumman Corp. 2.080%, due 10/15/20		130,000	130,447
2.930%, due 01/15/25		539,000	586,771
4.400%, due 05/01/30		178,000	222,588
5.250%, due 05/01/50		18,000	27,340
	Face amount[1]		Value
Corporate bonds—(continued)
Aerospace & defense—(concluded)
Raytheon Technologies Corp. 2.150%, due 05/18/30	EUR	150,000	$196,427
2.250%, due 07/01/30[6]		301,000	323,186
2.800%, due 03/15/22[2]		120,000	124,098
3.100%, due 11/15/21[2]		80,000	81,987
4.150%, due 05/15/45		141,000	179,485
4.200%, due 12/15/44[2]		75,000	91,140
5.400%, due 05/01/35		40,000	56,247
7.000%, due 11/01/28[2]		24,000	33,568
7.200%, due 08/15/27[2]		54,000	73,786
Rolls-Royce PLC 2.125%, due 06/18/21[5]	EUR	130,000	151,420
Spirit AeroSystems, Inc. 7.500%, due 04/15/25[2,6]		325,000	319,410
Thales SA 0.010%, due 05/31/22[5]	EUR	200,000	235,491
Thales SA GMTN 0.750%, due 06/07/23[5]	EUR	100,000	119,912
TransDigm, Inc. 6.250%, due 03/15/26[2]		170,000	179,350
8.000%, due 12/15/25[2]		994,000	1,080,975
			7,812,799
Agriculture—0.6%
Altria Group, Inc. 3.125%, due 06/15/31	EUR	160,000	212,909
4.000%, due 01/31/24		120,000	132,946
4.800%, due 02/14/29		153,000	184,376
5.800%, due 02/14/39		210,000	276,547
BAT Capital Corp. 3.215%, due 09/06/26		124,000	135,170
3.557%, due 08/15/27		284,000	312,519
4.540%, due 08/15/47		20,000	22,888
BAT International Finance PLC 1.250%, due 03/13/27[5]	EUR	100,000	119,134
BAT International Finance PLC, EMTN 0.875%, due 10/13/23[5]	EUR	155,000	185,434
Philip Morris International, Inc. 1.450%, due 08/01/39	EUR	210,000	244,820
Reynolds American, Inc. 4.000%, due 06/12/22		80,000	84,782
4.450%, due 06/12/25		42,000	47,770
4.850%, due 09/15/23		5,000	5,613
5.850%, due 08/15/45		147,000	194,244
			2,159,152
Airlines—0.9%
Air Canada Pass-Through Trust, Series 2015-1, Class B, 3.875%, due 03/15/23[2]		503,566	428,362
Series 2017-1, Class AA, 3.300%, due 01/15/30[2]		50,266	46,151
Series 2017-1, Class B, 3.700%, due 01/15/26[2]		804	663

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2020

	Face amount[1]	Value
Corporate bonds—(continued)
Airlines—(continued)
American Airlines Pass-Through Trust, Series 2015-2, Class AA, 3.600%, due 09/22/27	45,391	$42,357
Series 2015-2, Class B, 4.400%, due 09/22/23	158,395	114,065
Series 2016-1, Class AA, 3.575%, due 01/15/28	56,656	53,766
Series 2016-1, Class B, 5.250%, due 01/15/24	45,165	30,248
Series 2016-2, Class AA, 3.200%, due 06/15/28	45,760	43,036
Series 2016-2, Class B, 4.375%, due 06/15/24[2]	89,050	62,818
Series 2016-3, Class AA, 3.000%, due 10/15/28	109,240	102,429
Series 2016-3, Class B, 3.750%, due 10/15/25	779	557
Series 2017-1, Class AA, 3.650%, due 02/15/29	34,953	33,380
Series 2017-1, Class B, 4.950%, due 02/15/25	479,171	360,397
Series 2017-2, Class B, 3.700%, due 10/15/25	27,923	19,042
Series 2019-1, Class AA, 3.150%, due 02/15/32	118,152	110,213
Series 2019-1, Class B, 3.850%, due 02/15/28	131,419	84,444
British Airways Pass Through Trust, Series 2019-1, Class A, 3.350%, due 06/15/29[2]	299,752	249,610
Series 2019-1, Class AA, 3.300%, due 12/15/32[2]	251,637	233,139
Delta Airlines Pass-Through Trust, Series 2019-1, Class AA, 3.204%, due 04/25/24	120,000	120,360
Series 2020, Class AA, 2.000%, due 06/10/28	90,000	86,080
United Airlines Pass-Through Trust, Series 2014-1, Class B, 4.750%, due 04/11/22	152,607	132,650
Series 2014-2, Class B, 4.625%, due 09/03/22	243,968	218,964
Series 2015-1, Class AA, 3.450%, due 12/01/27	37,910	37,111
Series 2016-1, Class AA, 3.100%, due 07/07/28	5,050	4,809
Series 2016-1, Class B, 3.650%, due 01/07/26	15,718	11,696
Series 2016-2, Class AA, 2.875%, due 10/07/28	65,088	61,100
Series 2016-2, Class B, 3.650%, due 10/07/25	8,645	6,354
Series 2018-1, Class AA, 3.500%, due 03/01/30	18,661	17,495
Series 2018-1, Class B, 4.600%, due 03/01/26	60,981	45,293
	Face amount[1]		Value
Corporate bonds—(continued)
Airlines—(concluded)
Series 2019-1, Class AA, 4.150%, due 08/25/31		66,662	$64,851
Series 2019-2, Class AA, 2.700%, due 05/01/32		50,000	45,828
Series 2019-2, Class B, 3.500%, due 05/01/28		82,000	57,814
US Airways Pass-Through Trust, Series 2012-2, Class B, 6.750%, due 06/03/21 3,250 2,685 Series 2013-1, Class B, 5.375%, due 11/15/21		11,830	9,733
			2,937,500
Apparel—0.4%
Hanesbrands, Inc. 4.875%, due 05/15/26[2,6]		250,000	272,500
Kering SA 0.750%, due 05/13/28[5]	EUR	100,000	121,196
LVMH Moet Hennessy Louis Vuitton SE 0.010%, due 02/11/24[5]	EUR	200,000	235,972
0.010%, due 02/11/26[5]	EUR	300,000	352,440
0.375%, due 05/26/22[5]	EUR	110,000	130,617
NIKE, Inc. 2.750%, due 03/27/27		294,000	328,612
			1,441,337
Auto manufacturers—1.5%
American Honda Finance Corp. 1.375%, due 11/10/22	EUR	120,000	145,670
American Honda Finance Corp. GMTN 2.300%, due 09/09/26		3,000	3,228
American Honda Finance Corp. MTN 2.400%, due 06/27/24		35,000	37,159
BMW Finance N.V. 0.010%, due 04/14/23[5]	EUR	290,000	341,349
Daimler Finance North America LLC 2.125%, due 03/10/25[2]		250,000	257,878
Daimler International Finance BV 0.250%, due 08/09/21[5]	EUR	165,000	195,002
0.250%, due 11/06/23[5]	EUR	60,000	70,080
Ford Motor Credit Co. LLC 5.085%, due 01/07/21		460,000	462,392
General Motors Financial Co., Inc. 2.750%, due 06/20/25		80,000	82,501
3.500%, due 11/07/24		5,000	5,252
3.550%, due 04/09/21		40,000	40,621
3.700%, due 05/09/23		110,000	114,789
4.000%, due 01/15/25		38,000	40,442
4.200%, due 03/01/21		18,000	18,267
4.375%, due 09/25/21		20,000	20,684
5.200%, due 03/20/23[6]		565,000	614,631
Hyundai Capital America 2.375%, due 02/10/23[2]		365,000	371,957
3.000%, due 10/30/20[2]		285,000	286,089
3.950%, due 02/01/22[2]		290,000	301,015

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2020

	Face amount[1]		Value
Corporate bonds—(continued)
Auto manufacturers—(concluded)
Hyundai Capital Services, Inc. 3.000%, due 08/29/22[2]		200,000	$205,625
3.750%, due 03/05/23[2]		350,000	367,719
Toyota Motor Corp. 2.157%, due 07/02/22		20,000	20,644
Toyota Motor Credit Corp. 0.010%, due 07/21/21[5]	EUR	155,000	182,929
1.800%, due 02/13/25		124,000	129,856
Toyota Motor Credit Corp. GMTN 3.450%, due 09/20/23		40,000	43,596
Toyota Motor Credit Corp. MTN 3.000%, due 04/01/25		116,000	127,681
Toyota Motor Finance Netherlands BV 0.250%, due 01/10/22[5]	EUR	105,000	124,343
Volkswagen Financial Services AG 0.750%, due 10/14/21[5]	EUR	120,000	142,200
Volkswagen International Finance N.V. 4.000%, due 08/12/20[2]		235,000	235,183
Volvo Treasury AB 3 mo. Euribor + 0.650%, 0.292%, due 09/13/21[4,5]		EUR 200,000	235,619
			5,224,401
Auto parts & equipment—0.1%
Conti-Gummi Finance BV 1.125%, due 09/25/24[5]	EUR	110,000	131,748
Magna International, Inc. 2.450%, due 06/15/30		145,000	154,037
			285,785
Banks—6.7%
Banco Santander SA 3.306%, due 06/27/29		200,000	220,771
Bank of America Corp. (fixed, converts to FRN on 04/24/22), 2.881%, due 04/24/23[4]		175,000	181,622
(fixed, converts to FRN on 12/20/22), 3.004%, due 12/20/23[4]		440,000	463,789
(fixed, converts to FRN on 01/23/25), 3.366%, due 01/23/26[4]		101,000	111,462
(fixed, converts to FRN on 12/20/27), 3.419%, due 12/20/28[4]		187,000	211,416
(fixed, converts to FRN on 03/05/23), 3.550%, due 03/05/24[4]		123,000	131,806
(fixed, converts to FRN on 04/24/27), 3.705%, due 04/24/28[4]		320,000	366,041
5.700%, due 01/24/22		176,000	189,716
Bank of America Corp. GMTN (fixed, converts to FRN on 07/21/27), 3.593%, due 07/21/28[4]		130,000	148,134
Bank of America Corp. MTN (fixed, converts to FRN on 07/23/23), 3.864%, due 07/23/24[4]		52,000	56,777
(fixed, converts to FRN on 03/05/28), 3.970%, due 03/05/29[4,6]		172,000	200,195
4.000%, due 01/22/25		61,000	68,172
	Face amount[1]		Value
Corporate bonds—(continued)
Banks—(continued)
4.200%, due 08/26/24		178,000	$199,538
4.250%, due 10/22/26		38,000	43,734
4.450%, due 03/03/26		208,000	240,329
Bank of New York Mellon Corp./The, Series F, (fixed, converts to FRN on 09/20/26), 4.625%, due 09/20/26[4,6,7]		115,000	118,731
Bank of New York Mellon Corp./The MTN (fixed, converts to FRN on 02/07/27), 3.442%, due 02/07/28[4]		160,000	185,677
Bank of Nova Scotia/The 2.350%, due 10/21/20		10,000	10,045
2.800%, due 07/21/21		29,000	29,715
3.125%, due 04/20/21		50,000	51,049
Banque Federative du Credit Mutuel SA 0.125%, due 08/30/21[5]	EUR	200,000	236,584
0.750%, due 06/15/23[5]	EUR	100,000	120,501
Barclays PLC 3.250%, due 01/12/21		405,000	409,949
(fixed, converts to FRN on 05/16/23), 4.338%, due 05/16/24[4]		285,000	309,078
BNP Paribas SA 1.125%, due 01/15/23[5]	EUR	250,000	303,253
3.500%, due 03/01/23[2]		230,000	245,076
BPCE SA 0.250%, due 01/15/26[5]	EUR	100,000	118,220
2.700%, due 10/01/29[2,6]		313,000	341,103
Citibank N.A. (fixed, converts to FRN on 02/19/21), 3.165%, due 02/19/22[4]		250,000	253,666
Citigroup, Inc. 2.650%, due 10/26/20		65,000	65,348
2.700%, due 03/30/21		46,000	46,722
(fixed, converts to FRN on 07/24/22), 2.876%, due 07/24/23[4]		14,000	14,605
(fixed, converts to FRN on 11/05/29), 2.976%, due 11/05/30[4]		205,000	224,680
(fixed, converts to FRN on 01/24/22), 3.142%, due 01/24/23[4]		137,000	141,831
(fixed, converts to FRN on 10/27/27), 3.520%, due 10/27/28[4]		31,000	34,935
(fixed, converts to FRN on 07/24/27), 3.668%, due 07/24/28[4]		568,000	645,827
4.400%, due 06/10/25		132,000	149,814
Citizens Financial Group, Inc. 2.375%, due 07/28/21		15,000	15,266
Commonwealth Bank of Australia 3.450%, due 03/16/23[2]		80,000	86,284
Cooperatieve Rabobank UA GMTN 2.500%, due 01/19/21		250,000	252,583
Danske Bank A/S 5.000%, due 01/12/22[2]		250,000	263,459
5.375%, due 01/12/24[2]		360,000	406,842
Deutsche Bank AG 4.100%, due 01/13/26		45,000	48,217

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2020

	Face amount[1]		Value
Corporate bonds—(continued)
Banks—(continued)
Goldman Sachs Group, Inc./The 3 mo. Euribor + 0.550%, 0.107%, due 04/21/23[4,5]		EUR 230,000	$269,092
3 mo. USD LIBOR + 0.780%, 1.041%, due 10/31/22[4]		65,000	65,189
3 mo. USD LIBOR + 1.170%, 1.562%, due 05/15/26[4]		155,000	155,175
2.750%, due 09/15/20		305,000	305,225
2.875%, due 02/25/21		100,000	101,210
(fixed, converts to FRN on 10/31/21), 2.876%, due 10/31/22[4]		445,000	456,887
(fixed, converts to FRN on 06/05/22), 2.908%, due 06/05/23[4]		79,000	82,092
(fixed, converts to FRN on 09/29/24), 3.272%, due 09/29/25[4]		10,000	10,912
3.500%, due 01/23/25		75,000	82,456
3.500%, due 04/01/25		655,000	725,648
3.500%, due 11/16/26		21,000	23,427
3.625%, due 02/20/24		20,000	21,898
3.850%, due 01/26/27		178,000	202,520
HSBC USA, Inc. 5.000%, due 09/27/20		100,000	100,642
ING Bank N.V. (fixed, converts to FRN on 02/25/21), 3.625%, due 02/25/26[4,5]		EUR 200,000	239,469
5.000%, due 06/09/21[2]		200,000	207,854
ING Bank N.V. GMTN 0.010%, due 04/08/22[5]	EUR	200,000	235,902
JPMorgan Chase & Co. 3 mo. USD LIBOR + 1.230%, 1.494%, due 10/24/23[4]		135,000	137,078
2.550%, due 03/01/21		18,000	18,204
(fixed, converts to FRN on 04/25/22), 2.776%, due 04/25/23[4]		90,000	93,465
2.972%, due 01/15/23		141,000	146,045
3.200%, due 06/15/26		9,000	10,109
(fixed, converts to FRN on 04/01/22), 3.207%, due 04/01/23[4]		385,000	402,136
(fixed, converts to FRN on 03/01/24), 3.220%, due 03/01/25[4]		484,000	524,199
(fixed, converts to FRN on 01/23/28), 3.509%, due 01/23/29[4]		9,000	10,239
(fixed, converts to FRN on 05/01/27), 3.540%, due 05/01/28[4]		128,000	145,143
(fixed, converts to FRN on 04/23/23), 3.559%, due 04/23/24[4]		70,000	75,421
3.625%, due 12/01/27		135,000	152,282
(fixed, converts to FRN on 02/01/27), 3.782%, due 02/01/28[4]		1,255,000	1,440,981
(fixed, converts to FRN on 04/23/28), 4.005%, due 04/23/29[4,6]		188,000	221,039
(fixed, converts to FRN on 12/05/23), 4.023%, due 12/05/24[4]		325,000	359,525
(fixed, converts to FRN on 07/23/28), 4.203%, due 07/23/29[4]		301,000	359,267
	Face amount[1]		Value
Corporate bonds—(continued)
Banks—(continued)
JPMorgan Chase & Co. MTN 2.295%, due 08/15/21		97,000	$97,055
KBC Group N.V. 1.125%, due 01/25/24[5]	EUR	100,000	121,865
KeyBank NA/Cleveland OH 3.375%, due 03/07/23		250,000	267,867
KeyCorp MTN 2.900%, due 09/15/20		100,000	100,287
4.100%, due 04/30/28		3,000	3,552
4.150%, due 10/29/25		38,000	44,077
Lloyds Banking Group PLC (fixed, converts to FRN on 11/07/22), 2.907%, due 11/07/23[4]		200,000	209,237
Mitsubishi UFJ Financial Group, Inc. 3.195%, due 07/18/29		600,000	671,547
Mitsubishi UFJ Trust & Banking Corp. 2.650%, due 10/19/20[2,6]		920,000	924,637
Mizuho Financial Group, Inc. 0.523%, due 06/10/24[5]	EUR	100,000	118,916
(fixed, converts to FRN on 09/13/24), 2.555%, due 09/13/25[4]		200,000	210,053
(fixed, converts to FRN on 07/16/24), 2.839%, due 07/16/25[4]		280,000	296,572
Morgan Stanley (fixed, converts to FRN on 07/22/27), 3.591%, due 07/22/28[4]		209,000	238,755
Morgan Stanley GMTN (fixed, converts to FRN on 01/22/30), 2.699%, due 01/22/31[4]		121,000	131,840
(fixed, converts to FRN on 01/24/28), 3.772%, due 01/24/29[4]		289,000	335,212
Morgan Stanley MTN (fixed, converts to FRN on 04/01/30), 3.622%, due 04/01/31[4,6]		512,000	598,722
Northern Trust Corp. 3.150%, due 05/03/29[6]		13,000	15,111
Royal Bank of Canada GMTN 3.700%, due 10/05/23		111,000	122,064
Santander UK Group Holdings PLC 2.875%, due 10/16/20		21,000	21,104
3.125%, due 01/08/21		178,000	180,055
Societe Generale SA 0.010%, due 05/27/22[5]	EUR	400,000	471,216
State Street Corp. (fixed, converts to FRN on 09/15/20), 5.250%, due 09/15/20[4,7]		132,000	131,497
(fixed, converts to FRN on 12/15/23), 5.625%, due 12/15/23[4,7]		125,000	124,063
Sumitomo Mitsui Financial Group, Inc. 2.058%, due 07/14/21		58,000	58,910
2.442%, due 10/19/21		21,000	21,513
2.784%, due 07/12/22		105,000	109,476
2.934%, due 03/09/21		10,000	10,155
3.040%, due 07/16/29		200,000	221,505
3.446%, due 01/11/27		24,000	26,921

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2020

	Face amount[1]		Value
Corporate bonds—(continued)
Banks—(concluded)
Synovus Financial Corp. 3.125%, due 11/01/22		78,000	$80,021
Toronto-Dominion Bank/The 0.375%, due 04/25/24[5]	EUR	200,000	237,758
Truist Bank (fixed, converts to FRN on 10/26/20), 3.525%, due 10/26/21[4]		192,000	193,403
US Bancorp, Series X, 3.150%, due 04/27/27		1,000	1,141
US Bancorp MTN 3.100%, due 04/27/26		40,000	45,084
Wells Fargo & Co. 1.125%, due 10/29/21[5]	EUR	155,000	185,345
Wells Fargo & Co. MTN (fixed, converts to FRN on 06/02/27), 2.393%, due 06/02/28[4]		139,000	146,033
(fixed, converts to FRN on 02/11/30), 2.572%, due 02/11/31[4]		97,000	102,948
3.550%, due 09/29/25		53,000	59,649
(fixed, converts to FRN on 05/22/27), 3.584%, due 05/22/28[4]		159,000	178,405
			22,456,864
Beverages—1.1%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. 4.700%, due 02/01/36		685,000	841,708
Anheuser-Busch InBev Finance, Inc. 4.700%, due 02/01/36		10,000	12,155
Anheuser-Busch InBev Worldwide, Inc. 3.500%, due 06/01/30		619,000	708,289
5.450%, due 01/23/39		50,000	65,692
Coca-Cola Co./The 0.750%, due 03/09/23	EUR	235,000	282,283
1.125%, due 09/22/22	EUR	280,000	338,663
1.450%, due 06/01/27		33,000	34,360
1.650%, due 06/01/30		107,000	111,953
2.125%, due 09/06/29		65,000	70,557
2.200%, due 05/25/22		4,000	4,142
3.375%, due 03/25/27		337,000	390,243
Keurig Dr Pepper, Inc. 4.057%, due 05/25/23		145,000	158,607
Molson Coors Beverage Co. 2.100%, due 07/15/21		120,000	121,527
Pernod Ricard SA 0.000%, due 10/24/23[5,8]	EUR	100,000	117,463
1.125%, due 04/07/25[5]	EUR	100,000	122,470
Suntory Holdings Ltd. 2.250%, due 10/16/24[2]		380,000	397,592
			3,777,704
Biotechnology—0.3%
Amgen, Inc. 2.300%, due 02/25/31		145,000	154,647
2.450%, due 02/21/30		181,000	195,104
	Face amount[1]		Value
Corporate bonds—(continued)
Biotechnology—(concluded)
3.150%, due 02/21/40		60,000	$67,925
4.400%, due 05/01/45		57,000	76,236
4.663%, due 06/15/51		5,000	7,084
Biogen, Inc. 2.250%, due 05/01/30		176,000	184,309
Gilead Sciences, Inc. 3.250%, due 09/01/22		6,000	6,336
4.500%, due 02/01/45		54,000	74,567
4.800%, due 04/01/44		97,000	138,345
			904,553
Building materials—0.2%
Carrier Global Corp. 2.242%, due 02/15/25[2]		540,000	564,012
Chemicals—0.6%
Air Liquide Finance SA 0.375%, due 04/18/22[5]	EUR	100,000	118,554
BASF SE 0.250%, due 06/05/27[5]	EUR	100,000	119,054
Covestro AG 0.875%, due 02/03/26[5]	EUR	70,000	84,330
Dow Chemical Co./The 1.875%, due 03/15/40	EUR	200,000	229,196
4.550%, due 11/30/25		88,000	101,985
DuPont de Nemours, Inc. 4.493%, due 11/15/25		309,000	361,045
Eastman Chemical Co. 3.500%, due 12/01/21		33,000	34,189
3.800%, due 03/15/25		82,000	90,865
Linde Finance BV 0.550%, due 05/19/32[5]	EUR	200,000	240,258
LYB International Finance BV 5.250%, due 07/15/43		48,000	61,586
RPM International, Inc. 3.750%, due 03/15/27		25,000	27,004
Sherwin-Williams Co./The
2.750%, due 06/01/22		31,000	32,075
4.000%, due 12/15/42		5,000	5,810
4.200%, due 01/15/22		360,000	375,955
			1,881,906
Commercial banks—3.8%
Bank of America Corp. (fixed, converts to FRN on 03/15/28), 5.875%, due 03/15/28[4,7]		90,000	95,850
Series L, 3.950%, due 04/21/25		4,000	4,479
Bank of America Corp. MTN (fixed, converts to FRN on 06/19/40), 2.676%, due 06/19/41[4]		110,000	117,286
(fixed, converts to FRN on 10/01/24), 3.093%, due 10/01/25[4]		134,000	145,374
(fixed, converts to FRN on 07/23/29), 3.194%, due 07/23/30[4]		716,000	800,248
(fixed, converts to FRN on 03/15/24), 3.458%, due 03/15/25[4]		677,000	739,817

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2020

	Face amount[1]		Value
Corporate bonds—(continued)
Commercial banks—(continued)
(fixed, converts to FRN on 01/20/27), 3.824%, due 01/20/28[4]		962,000	$1,100,676
Bank of New York Mellon Corp./The MTN 3.400%, due 01/29/28		57,000	66,944
BNP Paribas SA (fixed, converts to FRN on 11/19/24), 2.819%, due 11/19/25[2,4]		200,000	212,434
Citigroup, Inc. (fixed, converts to FRN on 05/15/23), 1.678%, due 05/15/24[4]		206,000	211,710
(fixed, converts to FRN on 03/31/30), 4.412%, due 03/31/31[4]		598,000	728,779
4.450%, due 09/29/27		139,000	161,907
Credit Suisse AG MTN 3.625%, due 09/09/24		250,000	278,661
Credit Suisse Group AG (fixed, converts to FRN on 06/05/25), 2.193%, due 06/05/26[2,4,6]		295,000	304,013
(fixed, converts to FRN on 04/02/25), 3.250%, due 04/02/26[4,5]	EUR	200,000	262,668
Danske Bank A/S 1.226%, due 06/22/24[2]		578,000	584,434
Goldman Sachs Group, Inc./The 4.000%, due 03/03/24		40,000	44,432
HSBC Holdings PLC 2.650%, due 01/05/22		200,000	205,940
3.600%, due 05/25/23[6]		355,000	381,765
(fixed, converts to FRN on 06/19/28), 4.583%, due 06/19/29[4]		200,000	233,353
ING Groep N.V. (fixed, converts to FRN on 07/01/25), 1.400%, due 07/01/26[2,4]		200,000	203,716
JPMorgan Chase & Co. (fixed, converts to FRN on 03/13/25), 2.005%, due 03/13/26[4]		989,000	1,030,842
(fixed, converts to FRN on 04/22/25), 2.083%, due 04/22/26[4]		165,000	173,001
(fixed, converts to FRN on 06/01/27), 2.182%, due 06/01/28[4]		228,000	239,342
3.900%, due 07/15/25		194,000	220,912
(fixed, converts to FRN on 12/05/28), 4.452%, due 12/05/29[4]		67,000	81,548
Kreditanstalt fuer Wiederaufbau 1.750%, due 09/14/29		95,000	104,121
Mizuho Financial Group, Inc. (fixed, converts to FRN on 07/10/30), 2.201%, due 07/10/31[4]		200,000	205,705
(fixed, converts to FRN on 05/25/25), 2.226%, due 05/25/26[4]		455,000	472,681
Morgan Stanley 7.250%, due 04/01/32		22,000	33,904
Morgan Stanley GMTN (fixed, converts to FRN on 01/23/29), 4.431%, due 01/23/30[4]		917,000	1,114,911
Northern Trust Corp. 1.950%, due 05/01/30		53,000	56,313
	Face amount[1]		Value
Corporate bonds—(continued)
Commercial banks—(concluded)
OP Corporate Bank PLC 0.500%, due 08/12/25[5]	EUR	100,000	$120,200
(fixed, converts to FRN on 06/09/25), 1.625%, due 06/09/30[4,5]	EUR	300,000	356,876
Royal Bank of Canada GMTN 3 mo. USD LIBOR + 0.470%, 0.740%, due 04/29/22[4]		20,000	20,088
State Street Corp. (fixed, converts to FRN on 11/01/24), 2.354%, due 11/01/25[4]		57,000	61,121
Sumitomo Mitsui Financial Group, Inc. 3.364%, due 07/12/27[6]		29,000	32,577
Wells Fargo & Co. (fixed, converts to FRN on 05/04/24), 1.338%, due 05/04/25[4,5]		EUR 100,000	120,463
3.000%, due 04/22/26		379,000	415,304
(fixed, converts to FRN on 04/30/40), 3.068%, due 04/30/41[4]		263,000	287,335
Wells Fargo & Co. MTN 3.000%, due 02/19/25		55,000	59,812
3.750%, due 01/24/24		434,000	475,743
4.150%, due 01/24/29		38,000	45,130
Wells Fargo Bank NA (fixed, converts to FRN on 09/09/21), 2.082%, due 09/09/22[4]		336,000	341,535
			12,953,950
Commercial services—0.6%
Amadeus IT Group SA 2.875%, due 05/20/27[5]	EUR	100,000	125,733
APRR SA 0.010%, due 01/20/23[5]	EUR	100,000	117,834
Duke University 2.832%, due 10/01/55		143,000	162,461
4.077%, due 10/01/48		91,000	125,400
Global Payments, Inc. 2.900%, due 05/15/30		96,000	105,151
Moody's Corp. 3.750%, due 03/24/25		423,000	480,078
4.250%, due 02/01/29		55,000	66,260
PayPal Holdings, Inc. 1.650%, due 06/01/25		109,000	113,616
RELX Capital, Inc. 3.000%, due 05/22/30[6]		152,000	168,953
3.500%, due 03/16/23		505,000	540,985
4.000%, due 03/18/29		20,000	23,702
			2,030,173
Computers—0.7%
Apple, Inc. 1.000%, due 11/10/22	EUR	165,000	199,907
2.650%, due 05/11/50		120,000	132,580
2.750%, due 01/13/25		17,000	18,553
2.900%, due 09/12/27		44,000	49,741
3.850%, due 05/04/43		50,000	64,903
3.850%, due 08/04/46		38,000	49,463

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2020

	Face amount[1]		Value
Corporate bonds—(continued)
Computers—(concluded)
Dell International LLC/EMC Corp. 5.850%, due 07/15/25[2]		247,000	$287,806
8.100%, due 07/15/36[2]		185,000	251,271
DXC Technology Co. 4.000%, due 04/15/23		60,000	63,544
Hewlett Packard Enterprise Co. 4.400%, due 10/15/22[9]		150,000	160,719
4.650%, due 10/01/24		129,000	145,057
International Business Machines Corp. 0.500%, due 09/07/21	EUR	300,000	355,818
2.850%, due 05/15/40		215,000	235,323
3.300%, due 05/15/26		182,000	207,017
			2,221,702
Construction materials—0.0%†
Mohawk Capital Finance SA 1.750%, due 06/12/27	EUR	100,000	105,222
Cosmetics & personal care—0.0%†
Unilever N.V. 1.250%, due 03/25/25[5]	EUR	100,000	125,014
Diversified financial services—0.9%
American Express Co. 2.200%, due 10/30/20		20,000	20,058
2.500%, due 07/30/24		345,000	370,041
2.750%, due 05/20/22		105,000	109,304
3.000%, due 02/22/21		11,000	11,138
3.000%, due 10/30/24		10,000	10,950
3.700%, due 11/05/21[6]		5,000	5,194
3.700%, due 08/03/23		215,000	234,298
American Express Credit Corp. 2.600%, due 09/14/20		75,000	75,048
Capital One Financial Corp. 3.650%, due 05/11/27[6]		81,000	90,302
Charles Schwab Corp./The 3.250%, due 05/22/29[6]		112,000	129,385
(fixed, converts to FRN on 03/01/22), 4.625%, due 03/01/22[4,7]		190,000	187,150
Discover Financial Services 3.950%, due 11/06/24		50,000	54,892
E*TRADE Financial Corp. 3.800%, due 08/24/27		10,000	11,301
GE Capital International Funding Co. Unlimited Co. 4.418%, due 11/15/35		328,000	339,018
Intercontinental Exchange, Inc. 2.100%, due 06/15/30[6]		195,000	206,812
Mastercard, Inc. 1.100%, due 12/01/22	EUR	265,000	319,972
3.350%, due 03/26/30		191,000	228,230
Nuveen LLC 4.000%, due 11/01/28[2]		10,000	12,002
ORIX Corp. 2.900%, due 07/18/22		249,000	258,744
4.050%, due 01/16/24		46,000	50,763
	Face amount[1]	Value
Corporate bonds—(continued)
Diversified financial services—(concluded)
Synchrony Financial 4.250%, due 08/15/24	20,000	$21,242
4.375%, due 03/19/24	60,000	63,833
Visa, Inc. 4.150%, due 12/14/35	67,000	89,276
		2,898,953
Electric—3.2%
AEP Texas, Inc. 3.450%, due 01/15/50	153,000	181,072
AEP Transmission Co. LLC 3.150%, due 09/15/49	95,000	111,100
3.650%, due 04/01/50	15,000	18,861
3.750%, due 12/01/47	97,000	122,223
4.250%, due 09/15/48	62,000	83,261
Alabama Power Co. 4.150%, due 08/15/44	124,000	159,380
5.200%, due 06/01/41	35,000	48,028
Ameren Illinois Co. 3.250%, due 03/15/50	110,000	134,217
3.800%, due 05/15/28	50,000	59,243
Baltimore Gas & Electric Co. 2.900%, due 06/15/50	2,000	2,221
3.200%, due 09/15/49	10,000	11,687
3.750%, due 08/15/47	236,000	297,602
CenterPoint Energy Houston Electric LLC 3.550%, due 08/01/42	60,000	73,170
CMS Energy Corp. 3.000%, due 05/15/26	22,000	24,002
Commonwealth Edison Co. 3.200%, due 11/15/49	32,000	38,041
4.600%, due 08/15/43	15,000	20,563
Consumers Energy Co. 3.100%, due 08/15/50	8,000	9,540
3.500%, due 08/01/51	225,000	287,359
3.750%, due 02/15/50	98,000	129,671
3.800%, due 11/15/28	47,000	56,289
Dayton Power & Light Co./The 3.950%, due 06/15/49	112,000	128,486
DTE Electric Co. 3.950%, due 03/01/49	160,000	212,116
Duke Energy Carolinas LLC 2.950%, due 12/01/26	5,000	5,622
3.700%, due 12/01/47	105,000	133,546
3.875%, due 03/15/46	100,000	129,499
3.950%, due 03/15/48	3,000	3,974
Duke Energy Florida LLC 1.750%, due 06/15/30	79,000	82,508
2.500%, due 12/01/29	350,000	389,835
3.400%, due 10/01/46	102,000	124,635
3.800%, due 07/15/28	200,000	238,308
4.200%, due 07/15/48	38,000	52,317
Duke Energy Ohio, Inc. 2.125%, due 06/01/30	22,000	23,665
3.650%, due 02/01/29	110,000	130,534
3.700%, due 06/15/46	85,000	107,186

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2020

	Face amount[1]		Value
Corporate bonds—(continued)
Electric—(continued)
Duke Energy Progress LLC 3.000%, due 09/15/21		50,000	$51,147
3.700%, due 09/01/28		15,000	17,914
4.100%, due 05/15/42		166,000	215,972
4.100%, due 03/15/43		50,000	65,065
4.200%, due 08/15/45		75,000	100,342
E.ON SE 0.010%, due 10/24/22[5]	EUR	220,000	259,290
Edison International 3.125%, due 11/15/22		24,000	24,984
4.950%, due 04/15/25		57,000	63,393
Elia Transmission Belgium SA 0.875%, due 04/28/30[5]	EUR	100,000	122,379
Enel Finance International N.V. 0.010%, due 06/17/24[5]	EUR	100,000	117,367
Engie SA 0.375%, due 02/28/23[5]	EUR	200,000	238,191
1.375%, due 03/27/25[5]	EUR	200,000	250,148
Entergy Louisiana LLC 2.400%, due 10/01/26[6]		1,000	1,085
4.000%, due 03/15/33		72,000	91,633
4.200%, due 09/01/48		99,000	136,254
5.400%, due 11/01/24		35,000	41,494
Entergy Texas, Inc. 2.550%, due 06/01/21		45,000	45,696
ESB Finance DAC 3.494%, due 01/12/24[5]	EUR	100,000	131,244
Eurogrid GmbH 1.113%, due 05/15/32[5]	EUR	100,000	126,068
Eversource Energy 2.900%, due 10/01/24		93,000	100,636
Exelon Corp. 2.450%, due 04/15/21		5,000	5,062
5.625%, due 06/15/35		60,000	82,206
FirstEnergy Corp. 2.050%, due 03/01/25		29,000	29,405
2.650%, due 03/01/30		115,000	117,730
Series C, 3.400%, due 03/01/50		36,000	36,906
FirstEnergy Transmission LLC 4.350%, due 01/15/25[2]		169,000	186,989
4.550%, due 04/01/49[2]		125,000	149,870
5.450%, due 07/15/44[2]		60,000	78,136
Florida Power & Light Co. 3.125%, due 12/01/25		85,000	95,181
3.150%, due 10/01/49		60,000	73,669
3.250%, due 06/01/24		6,000	6,553
3.700%, due 12/01/47		113,000	149,093
3.800%, due 12/15/42		30,000	38,687
3.950%, due 03/01/48		180,000	247,400
5.250%, due 02/01/41		5,000	7,462
5.650%, due 02/01/37		7,000	10,358
5.690%, due 03/01/40		14,000	21,961
innogy Finance BV 0.750%, due 11/30/22[5]	EUR	45,000	53,820
	Face amount[1]		Value
Corporate bonds—(continued)
Electric—(concluded)
ITC Holdings Corp. 2.700%, due 11/15/22		80,000	$83,639
MidAmerican Energy Co. 3.100%, due 05/01/27		105,000	119,355
3.150%, due 04/15/50		70,000	84,955
3.650%, due 04/15/29		204,000	248,076
3.650%, due 08/01/48		34,000	44,227
National Grid Electricity Transmission PLC 0.190%, due 01/20/25[5]	EUR	100,000	118,679
Northern States Power Co. 2.900%, due 03/01/50		30,000	34,881
3.400%, due 08/15/42		155,000	190,048
3.600%, due 09/15/47		5,000	6,435
4.000%, due 08/15/45		59,000	78,499
NRG Energy, Inc. 3.750%, due 06/15/24[2]		15,000	16,076
4.450%, due 06/15/29[2]		5,000	5,450
NSTAR Electric Co. 3.200%, due 05/15/27		55,000	62,443
Ohio Power Co. 4.000%, due 06/01/49		35,000	45,846
4.150%, due 04/01/48		40,000	52,986
6.600%, due 02/15/33		60,000	87,319
Oncor Electric Delivery Co. LLC 2.750%, due 05/15/30[2,6]		39,000	44,125
3.100%, due 09/15/49		45,000	53,457
3.700%, due 11/15/28		265,000	316,699
3.800%, due 09/30/47		28,000	36,532
5.750%, due 03/15/29		40,000	53,664
PECO Energy Co. 3.900%, due 03/01/48		47,000	62,118
Public Service Electric & Gas Co. MTN 3.200%, due 05/15/29		2,000	2,301
3.650%, due 09/01/28		100,000	118,623
RTE Reseau de Transport d'Electricite SADIR 4.125%, due 02/03/21	EUR	100,000	120,218
Sempra Energy 3 mo. USD LIBOR + 0.500%, 0.775%, due 01/15/21[4,6]		145,000	145,039
Southern California Edison Co. 1.845%, due 02/01/22		15,714	15,694
2.250%, due 06/01/30		136,000	140,840
Series A, 2.900%, due 03/01/21		50,000	50,735
Series E, 3.700%, due 08/01/25		471,000	528,643
Tampa Electric Co. 2.600%, due 09/15/22		40,000	41,198
Virginia Electric & Power Co. 2.750%, due 03/15/23		230,000	241,873
3.100%, due 05/15/25		93,000	102,482
3.800%, due 09/15/47		179,000	229,808
Vistra Operations Co. LLC 3.550%, due 07/15/24[2]		140,000	147,259
			10,950,773

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2020

	Face amount[1]		Value
Corporate bonds—(continued)
Electrical components & equipment—0.2%
Eaton Capital Unlimited Co. 0.021%, due 05/14/21[5]	EUR	255,000	$300,042
Schneider Electric SE 0.000%, due 06/12/23[5,8]	EUR	100,000	118,081
0.250%, due 09/09/24[5]	EUR	100,000	119,352
			537,475
Electronics—0.3%
Agilent Technologies, Inc. 3.050%, due 09/22/26		2,000	2,209
3.200%, due 10/01/22		114,000	119,600
Amphenol Technologies Holding GmbH 0.750%, due 05/04/26[5]	EUR	135,000	160,227
Honeywell International, Inc. 0.010%, due 03/10/24	EUR	120,000	140,637
0.750%, due 03/10/32	EUR	140,000	165,121
1.300%, due 02/22/23	EUR	265,000	321,946
Tyco Electronics Group SA 3.450%, due 08/01/24		30,000	32,783
			942,523
Environmental control—0.1%
Republic Services, Inc. 3.375%, due 11/15/27		106,000	122,347
3.950%, due 05/15/28		150,000	179,680
Waste Management, Inc. 3.125%, due 03/01/25		60,000	66,007
4.150%, due 07/15/49		24,000	31,902
			399,936
Food—0.2%
Albertsons Cos., Inc./Safeway, Inc./ New Albertsons LP/ Albertson's LLC 4.625%, due 01/15/27[2]		233,000	246,398
General Mills, Inc. 0.450%, due 01/15/26	EUR	100,000	117,808
Seven & I Holdings Co. Ltd. 3.350%, due 09/17/21[2]		230,000	235,517
Sysco Corp. 2.600%, due 10/01/20		78,000	78,120
			677,843
Forest products & paper—0.2%
Georgia-Pacific LLC 1.750%, due 09/30/25[2]		80,000	83,954
3.600%, due 03/01/25[2]		130,000	145,000
3.734%, due 07/15/23[2]		160,000	173,605
5.400%, due 11/01/20[2]		52,000	52,646
International Paper Co. 4.400%, due 08/15/47		67,000	83,640
			538,845
Gas—0.1%
Dominion Energy Gas Holdings LLC 4.800%, due 11/01/43		25,000	31,656
	Face amount[1]		Value
Corporate bonds—(continued)
Gas—(concluded)
ONE Gas, Inc. 4.658%, due 02/01/44		13,000	$17,311
Piedmont Natural Gas Co., Inc. 3.500%, due 06/01/29		20,000	23,358
Redexis Gas Finance BV 1.875%, due 05/28/25[5]	EUR	100,000	123,012
			195,337
Hand & machine tools—0.0%†
Kennametal, Inc. 4.625%, due 06/15/28		3,000	3,300
Healthcare-products—0.5%
Abbott Ireland Financing DAC 0.100%, due 11/19/24[5]	EUR	100,000	117,935
0.875%, due 09/27/23[5]	EUR	100,000	121,122
Boston Scientific Corp. 3.450%, due 03/01/24		220,000	240,053
3.750%, due 03/01/26		61,000	70,237
DH Europe Finance II SARL 0.200%, due 03/18/26	EUR	130,000	152,497
1.800%, due 09/18/49	EUR	100,000	122,953
Medtronic Global Holdings SCA 0.010%, due 12/02/22	EUR	325,000	382,984
1.750%, due 07/02/49	EUR	100,000	125,214
3.350%, due 04/01/27		5,000	5,806
Stryker Corp. 0.250%, due 12/03/24	EUR	160,000	188,266
Thermo Fisher Scientific, Inc. 1.875%, due 10/01/49	EUR	100,000	124,329
			1,651,396
Healthcare-services—0.7%
Aetna, Inc. 3.500%, due 11/15/24		16,000	17,665
4.125%, due 11/15/42		15,000	17,947
4.500%, due 05/15/42		25,000	31,039
Anthem, Inc. 2.375%, due 01/15/25		6,000	6,419
3.125%, due 05/15/22		400,000	418,661
3.500%, due 08/15/24		11,000	12,125
4.850%, due 08/15/54		27,000	33,033
BayCare Health System, Inc., Series 2020, 3.831%, due 11/15/50		48,000	62,169
Fresenius Medical Care AG & Co. KGaA 1.500%, due 05/29/30[5]	EUR	90,000	110,886
HCA, Inc. 4.500%, due 02/15/27		33,000	38,002
4.750%, due 05/01/23		76,000	83,246
5.000%, due 03/15/24		34,000	38,312
5.250%, due 04/15/25		247,000	287,867
5.250%, due 06/15/26		212,000	249,103
Humana, Inc. 3.850%, due 10/01/24		49,000	54,391
4.500%, due 04/01/25		77,000	89,070

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2020

	Face amount[1]		Value
Corporate bonds—(continued)
Healthcare-services—(concluded)
New York and Presbyterian Hospital/The, Series 2019, 3.954%, due 08/01/19		161,000	$187,845
UnitedHealth Group, Inc. 3.700%, due 12/15/25		55,000	63,583
4.250%, due 06/15/48		120,000	164,496
4.750%, due 07/15/45		334,000	480,270
5.950%, due 02/15/41		3,000	4,648
			2,450,777
Insurance—0.5%
Allianz Finance II BV 0.010%, due 01/14/25[5]	EUR	100,000	118,435
Allianz SE (fixed, converts to FRN on 07/08/30), 2.121%, due 07/08/50[4,5]		EUR 200,000	246,625
Aon Corp. 3.750%, due 05/02/29		56,000	65,673
Aon PLC 4.000%, due 11/27/23		3,000	3,303
4.450%, due 05/24/43		64,000	79,349
4.600%, due 06/14/44		56,000	74,885
4.750%, due 05/15/45		100,000	137,966
Equitable Holdings, Inc. 3.900%, due 04/20/23		178,000	191,623
Hartford Financial Services Group, Inc./The 4.300%, due 04/15/43		30,000	36,657
Loews Corp. 3.750%, due 04/01/26		38,000	43,622
Marsh & McLennan Cos., Inc. 1.979%, due 03/21/30	EUR	165,000	218,676
2.250%, due 11/15/30		61,000	65,300
3.500%, due 12/29/20		75,000	75,952
Metropolitan Life Global Funding I 0.010%, due 09/23/22[5]	EUR	100,000	117,892
Series GMTN, 1.250%, due 09/17/21[5]	EUR	115,000	137,556
Teachers Insurance & Annuity Association of America 4.270%, due 05/15/47[2]		47,000	59,687
Trinity Acquisition PLC 4.400%, due 03/15/26		55,000	63,958
4.625%, due 08/15/23		30,000	32,916
Willis North America, Inc. 2.950%, due 09/15/29		47,000	51,559
4.500%, due 09/15/28		4,000	4,809
			1,826,443
Internet—0.5%
Amazon.com, Inc. 2.400%, due 02/22/23		2,000	2,103
3.875%, due 08/22/37		40,000	51,932
Booking Holdings Inc 3.650%, due 03/15/25		69,000	76,781
Booking Holdings, Inc. 4.100%, due 04/13/25		319,000	362,981
	Face amount[1]		Value
Corporate bonds—(continued)
Internet—(concluded)
Expedia Group, Inc. 3.250%, due 02/15/30		20,000	$18,901
3.800%, due 02/15/28		60,000	59,408
5.000%, due 02/15/26		113,000	119,208
6.250%, due 05/01/25[2]		275,000	300,504
Tencent Holdings Ltd. 2.985%, due 01/19/23[2]		200,000	208,187
3.595%, due 01/19/28[2]		390,000	437,287
Twitter, Inc. 3.875%, due 12/15/27[2,6]		200,000	213,966
			1,851,258
Investment companies—0.1%
Ares Capital Corp. 4.250%, due 03/01/25		330,000	339,293
IT services—0.5%
Apple, Inc. 2.850%, due 05/11/24		76,000	82,394
3.000%, due 11/13/27		26,000	29,678
3.750%, due 09/12/47		102,000	131,413
Capgemini SE 1.125%, due 06/23/30[5]	EUR	100,000	120,960
International Business Machines Corp. 1.700%, due 05/15/27		234,000	243,126
3.450%, due 02/19/26		192,000	218,677
Leidos, Inc. 2.950%, due 05/15/23[2]		254,000	266,954
3.625%, due 05/15/25[2]		95,000	104,855
4.375%, due 05/15/30[2]		331,000	386,211
			1,584,268
Machinery-diversified—0.2%
John Deere Cash Management SA 2.200%, due 04/02/32[5]	EUR	100,000	139,844
Nvent Finance SARL 3.950%, due 04/15/23		465,000	483,862
Otis Worldwide Corp. 2.293%, due 04/05/27[2]		20,000	21,447
			645,153
Media—2.2%
AMC Networks, Inc. 5.000%, due 04/01/24		460,000	467,475
Charter Communications Operating LLC/ Charter Communications Operating Capital 4.500%, due 02/01/24		89,000	98,916
4.800%, due 03/01/50		316,000	380,231
5.375%, due 05/01/47		60,000	75,945
6.484%, due 10/23/45		205,000	287,939
Comcast Corp. 1.250%, due 02/20/40	EUR	100,000	120,387
1.950%, due 01/15/31		87,000	90,872
2.650%, due 02/01/30		236,000	261,255
3.300%, due 04/01/27		265,000	302,932
3.400%, due 07/15/46		257,000	307,467
3.969%, due 11/01/47		111,000	142,224

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2020

	Face amount[1]		Value
Corporate bonds—(continued)
Media—(concluded)
4.150%, due 10/15/28		160,000	$196,532
4.250%, due 01/15/33		139,000	176,826
4.400%, due 08/15/35		24,000	31,175
Cox Communications, Inc. 3.150%, due 08/15/24[2]		215,000	233,724
3.250%, due 12/15/22[2]		60,000	63,556
3.350%, due 09/15/26[2]		9,000	10,113
4.800%, due 02/01/35[2]		4,000	5,143
Discovery Communications LLC 3.800%, due 03/13/24		288,000	315,155
5.000%, due 09/20/37		31,000	37,998
5.200%, due 09/20/47		70,000	89,299
NBCUniversal Enterprise, Inc. 5.250%, due 03/19/21[2,7]		1,140,000	1,148,550
NBCUniversal Media LLC 5.950%, due 04/01/41		165,000	258,412
RELX Finance BV 0.010%, due 03/18/24[5]	EUR	100,000	117,402
Sirius XM Radio, Inc. 4.625%, due 07/15/24[2]		970,000	1,021,410
Time Warner Cable, Inc. 6.550%, due 05/01/37		14,000	19,372
ViacomCBS, Inc. 4.375%, due 03/15/43		66,000	73,222
5.850%, due 09/01/43		76,000	96,528
Walt Disney Co./The 1.750%, due 08/30/24		15,000	15,709
1.750%, due 01/13/26[6]		122,000	127,485
2.000%, due 09/01/29		285,000	296,445
2.650%, due 01/13/31		160,000	173,919
3.350%, due 03/24/25		252,000	281,706
			7,325,324
Mining—0.0%†
Newmont Corp. 4.875%, due 03/15/42		17,000	23,491
Teck Resources Ltd. 6.000%, due 08/15/40		3,000	3,305
6.125%, due 10/01/35		20,000	23,398
			50,194
Miscellaneous manufacturers—0.4%
3M Co. 0.950%, due 05/15/23	EUR	130,000	158,116
General Electric Co. 4.250%, due 05/01/40		6,000	6,143
General Electric Co. GMTN 6.150%, due 08/07/37		26,000	31,164
6.875%, due 01/10/39		43,000	55,555
Parker-Hannifin Corp. 3.250%, due 06/14/29		34,000	38,684
Siemens Financieringsmaatschappij N.V. 0.010%, due 09/05/21[5]	EUR	370,000	436,256
0.010%, due 02/20/23[5]	EUR	300,000	354,222
	Face amount[1]		Value
Corporate bonds—(continued)
Miscellaneous manufacturers—(concluded)
Trane Technologies Luxembourg Finance SA 3.500%, due 03/21/26		95,000	$105,420
			1,185,560
Oil & gas—1.3%
BP Capital Markets PLC 1.109%, due 02/16/23[5]	EUR	115,000	139,584
1.373%, due 03/03/22[5]	EUR	165,000	198,766
2.822%, due 04/07/32[5]	EUR	130,000	183,699
Concho Resources, Inc. 3.750%, due 10/01/27		35,000	38,341
Diamondback Energy, Inc. 5.375%, due 05/31/25		17,000	17,654
Ecopetrol SA 4.125%, due 01/16/25[6]		195,000	203,349
EOG Resources, Inc. 3.900%, due 04/01/35[6]		25,000	30,179
4.150%, due 01/15/26		50,000	58,186
Equinor ASA 1.375%, due 05/22/32[5]	EUR	100,000	127,349
Exxon Mobil Corp. 1.408%, due 06/26/39	EUR	270,000	317,952
Marathon Oil Corp. 2.800%, due 11/01/22		925,000	936,662
Marathon Petroleum Corp. 4.500%, due 05/01/23		214,000	231,871
4.750%, due 12/15/23		20,000	22,077
Occidental Petroleum Corp. 0.010%, due 10/10/36		1,105,000	482,056
Shell International Finance BV 2.375%, due 11/07/29		284,000	306,847
3.125%, due 11/07/49		45,000	49,900
3.625%, due 08/21/42		4,000	4,652
3.875%, due 11/13/28[6]		231,000	274,312
Suncor Energy, Inc. 6.500%, due 06/15/38[6]		65,000	88,436
9.250%, due 10/15/21		30,000	32,702
Total Capital International SA 2.125%, due 11/19/21[5]	EUR	100,000	121,039
2.125%, due 03/15/23[5]	EUR	100,000	124,670
2.750%, due 06/19/21		10,000	10,214
Viper Energy Partners LP 5.375%, due 11/01/27[2,6]		305,000	317,200
			4,317,697
Packaging & containers—0.1%
Berry Global, Inc. 4.875%, due 07/15/26[2]		250,000	264,063
Sealed Air Corp. 4.000%, due 12/01/27[2,6]		155,000	160,425
			424,488
Pharmaceuticals—2.1%
AbbVie, Inc. 2.850%, due 05/14/23		135,000	142,835
2.950%, due 11/21/26[2]		187,000	206,378

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2020

	Face amount[1]		Value
Corporate bonds—(continued)
Pharmaceuticals—(continued)
3.250%, due 10/01/22[2]		70,000	$73,387
3.375%, due 11/14/21		33,000	34,254
3.600%, due 05/14/25		200,000	223,927
3.800%, due 03/15/25[2]		3,000	3,367
4.050%, due 11/21/39[2,6]		46,000	56,340
4.500%, due 05/14/35[6]		161,000	201,982
4.550%, due 03/15/35[2]		209,000	266,376
4.625%, due 10/01/42[2]		6,000	7,597
4.875%, due 02/15/21[2]		12,000	12,151
5.000%, due 12/15/21[2]		114,000	119,489
AstraZeneca PLC 3.375%, due 11/16/25		401,000	455,443
Bayer AG 1.375%, due 07/06/32[5]	EUR	200,000	237,932
Becton Dickinson and Co. 1.401%, due 05/24/23	EUR	100,000	120,588
Bristol-Myers Squibb Co. 4.550%, due 02/20/48		39,000	56,244
Cigna Corp. 3.250%, due 04/15/25		71,000	78,092
3.500%, due 06/15/24[6]		125,000	137,045
3.750%, due 07/15/23		246,000	267,990
4.125%, due 11/15/25		375,000	434,443
CVS Health Corp. 2.625%, due 08/15/24		2,000	2,150
3.350%, due 03/09/21		59,000	60,064
3.375%, due 08/12/24		10,000	10,922
3.625%, due 04/01/27		72,000	82,406
3.700%, due 03/09/23		353,000	379,893
3.875%, due 07/20/25		85,000	96,488
4.100%, due 03/25/25		473,000	537,565
4.300%, due 03/25/28		281,000	333,824
5.125%, due 07/20/45		99,000	134,589
Eli Lilly and Co. 1.700%, due 11/01/49	EUR	100,000	131,384
Merck & Co., Inc. 2.450%, due 06/24/50		24,000	25,866
Merck Financial Services GmbH 0.005%, due 12/15/23[5]	EUR	400,000	471,272
0.125%, due 07/16/25[5]	EUR	100,000	118,037
Novartis Finance SA 0.500%, due 08/14/23[5]	EUR	120,000	144,143
Pfizer, Inc. 1.700%, due 05/28/30		93,000	97,493
2.625%, due 04/01/30		84,000	95,267
4.125%, due 12/15/46		25,000	34,340
4.200%, due 09/15/48		6,000	8,283
4.400%, due 05/15/44		35,000	48,654
Shire Acquisitions Investments Ireland DAC 3.200%, due 09/23/26		327,000	367,359
Takeda Pharmaceutical Co. Ltd. 2.000%, due 07/09/40	EUR	350,000	437,641
4.400%, due 11/26/23		200,000	223,666
Upjohn Finance BV 1.023%, due 06/23/24[5]	EUR	140,000	168,314
	Face amount[1]	Value
Corporate bonds—(continued)
Pharmaceuticals—(concluded)
Wyeth LLC 6.500%, due 02/01/34	6,000	$9,562
		7,155,042
Pipelines—2.2%
Boardwalk Pipelines LP 4.800%, due 05/03/29	20,000	21,757
Cameron LNG LLC 3.302%, due 01/15/35[2]	135,000	152,899
3.402%, due 01/15/38[2]	145,000	159,359
Cheniere Corpus Christi Holdings LLC 5.875%, due 03/31/25[6]	30,000	34,216
7.000%, due 06/30/24	298,000	344,072
Cheniere Energy Partners LP 4.500%, due 10/01/29	60,000	63,468
5.250%, due 10/01/25	360,000	369,000
5.625%, due 10/01/26	545,000	575,656
Energy Transfer Operating LP 2.900%, due 05/15/25	39,000	39,441
4.050%, due 03/15/25	20,000	21,071
4.200%, due 04/15/27	214,000	223,677
4.500%, due 04/15/24	100,000	106,531
4.950%, due 06/15/28	5,000	5,343
Enterprise Products Operating LLC 4.450%, due 02/15/43	90,000	103,709
4.850%, due 03/15/44	6,000	7,255
5.100%, due 02/15/45	32,000	39,629
Kinder Morgan Energy Partners LP 4.250%, due 09/01/24	55,000	61,396
5.000%, due 08/15/42	20,000	23,769
5.500%, due 03/01/44	41,000	50,459
MPLX LP 5.250%, due 01/15/25	979,000	1,021,402
NGPL PipeCo LLC 4.375%, due 08/15/22[2]	547,000	567,308
4.875%, due 08/15/27[2]	46,000	50,887
7.768%, due 12/15/37[2,6]	12,000	15,281
Northern Natural Gas Co. 4.300%, due 01/15/49[2]	156,000	193,207
Northwest Pipeline LLC 4.000%, due 04/01/27	265,000	293,836
Sabine Pass Liquefaction LLC 5.000%, due 03/15/27	84,000	96,094
5.625%, due 04/15/23[6,9]	169,000	186,232
5.625%, due 03/01/25	182,000	211,184
Sunoco Logistics Partners Operations LP 3.900%, due 07/15/26	152,000	157,416
4.000%, due 10/01/27[6]	106,000	108,606
4.250%, due 04/01/24	2,000	2,111
6.100%, due 02/15/42	15,000	15,769
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 5.125%, due 02/01/25	350,000	355,250
Texas Eastern Transmission LP 2.800%, due 10/15/22[2]	45,000	46,013
3.500%, due 01/15/28[2]	151,000	165,188

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2020

	Face amount[1]		Value
Corporate bonds—(continued)
Pipelines—(concluded)
4.150%, due 01/15/48[2]		252,000	$281,891
Transcontinental Gas Pipe Line Co. LLC 4.000%, due 03/15/28		268,000	303,777
4.600%, due 03/15/48[6]		57,000	70,706
7.850%, due 02/01/26		410,000	537,352
Williams Cos., Inc./The 7.500%, due 01/15/31		40,000	52,467
7.875%, due 09/01/21		280,000	301,094
			7,435,778
Real estate—0.2%
Northwest Florida Timber Finance LLC 4.750%, due 03/04/29[2]		200,000	216,387
Vonovia Finance BV 0.125%, due 04/06/23[5]	EUR	200,000	235,647
0.750%, due 01/25/22[5]	EUR	100,000	118,976
			571,010
Real estate investment trusts—1.2%
American Tower Corp. 1.300%, due 09/15/25		122,000	123,839
1.950%, due 05/22/26	EUR	125,000	158,708
2.100%, due 06/15/30		167,000	173,660
2.250%, due 01/15/22		125,000	128,218
3.800%, due 08/15/29		91,000	106,605
Boston Properties LP 2.900%, due 03/15/30		79,000	84,628
3.400%, due 06/21/29		28,000	31,352
4.500%, due 12/01/28		20,000	24,177
CC Holdings GS V LLC/Crown Castle GS III Corp. 3.849%, due 04/15/23		460,000	497,155
Crown Castle International Corp. 1.350%, due 07/15/25		166,000	169,487
2.250%, due 01/15/31		67,000	69,501
3.100%, due 11/15/29		177,000	197,393
3.150%, due 07/15/23		35,000	37,462
3.300%, due 07/01/30		141,000	159,393
3.700%, due 06/15/26		20,000	22,853
3.800%, due 02/15/28		10,000	11,647
4.000%, due 03/01/27[6]		6,000	6,928
4.150%, due 07/01/50		17,000	21,400
4.450%, due 02/15/26		89,000	104,165
5.200%, due 02/15/49		22,000	30,971
5.250%, due 01/15/23		90,000	100,055
Digital Dutch Finco BV 1.500%, due 03/15/30[5]	EUR	100,000	122,305
Equinix, Inc. 1.250%, due 07/15/25[6]		23,000	23,365
2.625%, due 11/18/24		193,000	206,805
3.200%, due 11/18/29		109,000	122,297
GLP Capital LP/GLP Financing II, Inc. 3.350%, due 09/01/24		41,000	41,191
4.000%, due 01/15/30		24,000	24,878
5.250%, due 06/01/25		160,000	172,336
	Face amount[1]		Value
Corporate bonds—(continued)
Real estate investment trusts—(concluded)
Merlin Properties Socimi SA 2.375%, due 07/13/27[5]	EUR	200,000	$237,046
Prologis Euro Finance LLC 1.500%, due 09/10/49	EUR	100,000	117,667
Realty Income Corp. 3.000%, due 01/15/27		45,000	49,254
3.250%, due 01/15/31		10,000	11,219
4.125%, due 10/15/26		40,000	46,420
Simon International Finance SCA 1.375%, due 11/18/22[5]	EUR	105,000	124,202
Unibail-Rodamco-Westfield SE 2.000%, due 06/29/32[5]	EUR	200,000	241,603
VICI Properties LP/VICI Note Co., Inc. 4.250%, due 12/01/26[2]		250,000	257,500
			4,057,685
Retail—0.6%
Dollar General Corp. 3.500%, due 04/03/30		82,000	94,727
4.125%, due 05/01/28		5,000	5,948
Home Depot, Inc./The 3.300%, due 04/15/40[6]		28,000	33,336
5.950%, due 04/01/41		47,000	75,153
Lowe's Cos., Inc. 2.500%, due 04/15/26		10,000	10,867
3.125%, due 09/15/24		344,000	377,889
4.000%, due 04/15/25		287,000	329,049
McDonald's Corp. GMTN 1.000%, due 11/15/23[5]	EUR	200,000	243,746
McDonald's Corp. MTN 2.750%, due 12/09/20		25,000	25,162
3.300%, due 07/01/25		21,000	23,508
3.625%, due 09/01/49[6]		114,000	133,987
4.450%, due 09/01/48		130,000	170,965
Starbucks Corp. 2.550%, due 11/15/30		214,000	229,492
3.550%, due 08/15/29		15,000	17,404
Walmart, Inc. 2.375%, due 09/24/29		95,000	106,047
			1,877,280
Semiconductors—1.6%
Analog Devices, Inc. 2.950%, due 04/01/25		2,000	2,197
3.500%, due 12/05/26		5,000	5,699
Applied Materials, Inc. 1.750%, due 06/01/30		129,000	136,064
3.300%, due 04/01/27		119,000	137,815
ASML Holding N.V. 0.625%, due 05/07/29[5]	EUR	100,000	120,884
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.875%, due 01/15/27		228,000	253,260
Broadcom, Inc. 2.250%, due 11/15/23[2,6]		613,000	638,089
3.459%, due 09/15/26[2]		519,000	568,537

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2020

	Face amount[1]		Value
Corporate bonds—(continued)
Semiconductors—(concluded)
4.110%, due 09/15/28[2]		189,000	$214,088
4.250%, due 04/15/26[2]		127,000	143,424
4.700%, due 04/15/25[2,6]		130,000	148,650
Intel Corp. 2.450%, due 11/15/29		294,000	325,035
2.700%, due 12/15/22		19,000	20,036
3.900%, due 03/25/30		332,000	407,443
4.100%, due 05/19/46		29,000	37,849
KLA Corp. 4.100%, due 03/15/29		140,000	169,165
4.650%, due 11/01/24		140,000	161,587
Lam Research Corp. 3.750%, due 03/15/26[6]		394,000	455,285
4.875%, due 03/15/49		34,000	51,421
NVIDIA Corp. 2.850%, due 04/01/30[6]		190,000	211,926
3.200%, due 09/16/26		134,000	152,000
3.500%, due 04/01/50		95,000	114,856
NXP BV/NXP Funding LLC 4.125%, due 06/01/21[2]		348,000	357,570
5.550%, due 12/01/28[2]		61,000	76,609
NXP BV/NXP Funding LLC/NXP USA, Inc. 3.150%, due 05/01/27[2]		13,000	14,155
3.400%, due 05/01/30[2]		167,000	184,407
4.300%, due 06/18/29[2]		57,000	66,434
QUALCOMM, Inc. 4.300%, due 05/20/47		101,000	136,058
4.800%, due 05/20/45		51,000	72,824
Texas Instruments, Inc. 1.750%, due 05/04/30		64,000	67,121
			5,450,488
Shipbuilding—0.2%
Huntington Ingalls Industries, Inc. 3.483%, due 12/01/27		225,000	249,184
3.844%, due 05/01/25[2]		191,000	212,171
4.200%, due 05/01/30[2]		136,000	159,549
5.000%, due 11/15/25[2]		202,000	208,884
			829,788
Software—1.8%
Activision Blizzard, Inc. 3.400%, due 09/15/26		290,000	331,744
Autodesk, Inc. 2.850%, due 01/15/30		141,000	158,222
4.375%, due 06/15/25		135,000	154,205
Dassault Systemes SE 0.010%, due 09/16/22[5]	EUR	300,000	353,539
Electronic Arts, Inc. 4.800%, due 03/01/26		370,000	444,852
Fidelity National Information Services, Inc. 0.125%, due 12/03/22	EUR	100,000	118,163
0.750%, due 05/21/23	EUR	200,000	239,911
1.000%, due 12/03/28	EUR	170,000	205,274
2.950%, due 05/21/39	EUR	100,000	144,281
	Face amount[1]		Value
Corporate bonds—(continued)
Software—(concluded)
Fiserv, Inc. 2.650%, due 06/01/30[6]		62,000	$67,830
2.750%, due 07/01/24		238,000	256,890
3.500%, due 07/01/29		116,000	134,226
3.850%, due 06/01/25		51,000	58,289
4.200%, due 10/01/28		195,000	235,871
Microsoft Corp. 2.525%, due 06/01/50		184,000	201,390
3.450%, due 08/08/36		153,000	191,553
3.700%, due 08/08/46		143,000	185,778
MSCI, Inc. 3.875%, due 02/15/31[2]		405,000	439,931
Oracle Corp. 1.900%, due 09/15/21[6]		29,000	29,486
2.500%, due 04/01/25[6]		351,000	379,478
2.800%, due 04/01/27		843,000	936,051
2.950%, due 11/15/24[6]		304,000	333,078
3.600%, due 04/01/40[6]		52,000	61,536
3.800%, due 11/15/37		305,000	371,731
4.300%, due 07/08/34		44,000	56,495
5.375%, due 07/15/40		31,000	45,154
			6,134,958
Supranationals—0.1%
International Bank for Reconstruction & Development 0.875%, due 05/14/30		325,000	329,145
Telecommunications—2.3%
AT&T, Inc. 2.250%, due 02/01/32[10]		155,000	158,926
2.600%, due 05/19/38	EUR	210,000	274,701
3.300%, due 02/01/52[10]		78,000	81,091
3.400%, due 06/15/22[9]		213,000	224,768
3.550%, due 06/01/24		25,000	27,646
3.600%, due 07/15/25		85,000	95,674
3.800%, due 02/15/27		215,000	245,759
3.875%, due 01/15/26		38,000	43,257
4.250%, due 03/01/27		221,000	258,741
4.500%, due 05/15/35		506,000	608,965
4.750%, due 05/15/46		108,000	133,783
4.800%, due 06/15/44		25,000	31,255
5.150%, due 03/15/42		10,000	12,735
5.150%, due 11/15/46		55,000	70,979
Corning, Inc. 3.700%, due 11/15/23		20,000	21,376
Motorola Solutions, Inc. 4.600%, due 05/23/29		126,000	147,739
5.500%, due 09/01/44		135,000	160,902
Orange SA 0.500%, due 01/15/22[5]	EUR	200,000	237,671
SES SA GMTN 2.000%, due 07/02/28[5]	EUR	100,000	119,163

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2020

	Face amount[1]		Value
Corporate bonds—(continued)
Telecommunications—(concluded)
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 3.360%, due 09/20/21[2,9]		898,438	$909,668
Swisscom Finance BV 0.375%, due 11/14/28[5]	EUR	100,000	120,023
T-Mobile USA, Inc. 2.050%, due 02/15/28[2]		140,000	143,762
3.750%, due 04/15/27[2]		730,000	829,433
Telenor ASA 0.010%, due 09/25/23[5]	EUR	100,000	118,076
Telstra Corp. Ltd. 3.500%, due 09/21/22[5]	EUR	265,000	335,320
Verizon Communications, Inc. 1.850%, due 05/18/40	EUR	200,000	254,823
2.625%, due 08/15/26		157,000	173,601
3.000%, due 03/22/27		20,000	22,535
3.875%, due 02/08/29		40,000	48,217
4.125%, due 03/16/27		426,000	509,957
4.272%, due 01/15/36		335,000	430,426
4.329%, due 09/21/28[6]		348,000	429,032
4.500%, due 08/10/33		54,000	70,702
4.522%, due 09/15/48		35,000	48,761
Series 20Y, 2.875%, due 01/15/38	EUR	100,000	148,539
Vodafone Group PLC 4.125%, due 05/30/25		63,000	72,078
4.375%, due 02/19/43		28,000	34,193
5.125%, due 06/19/59		1,000	1,357
5.250%, due 05/30/48		180,000	244,575
			7,900,209
Toys/Games/Hobbies—0.0%†
Hasbro, Inc. 2.600%, due 11/19/22		79,000	81,698
3.900%, due 11/19/29		69,000	73,182
			154,880
Transportation—1.0%
Burlington Northern Santa Fe LLC 4.150%, due 04/01/45		81,000	107,708
Canadian Pacific Railway Co. 2.050%, due 03/05/30		69,000	72,742
Cargo Aircraft Management, Inc. 4.750%, due 02/01/28[2,6]		435,000	444,787
CSX Corp. 2.600%, due 11/01/26		379,000	420,028
3.250%, due 06/01/27		116,000	132,503
3.800%, due 03/01/28		110,000	130,654
4.300%, due 03/01/48		15,000	20,094
5.500%, due 04/15/41		17,000	24,404
FedEx Corp. 3.200%, due 02/01/25		43,000	47,334
3.800%, due 05/15/25		379,000	428,334
3.875%, due 08/01/42		17,000	18,751
4.100%, due 04/15/43		15,000	17,146
4.550%, due 04/01/46		73,000	88,099
	Face amount[1]		Value
Corporate bonds—(concluded)
Transportation—(concluded)
Norfolk Southern Corp. 2.550%, due 11/01/29		85,000	$93,955
2.900%, due 06/15/26		129,000	144,166
3.400%, due 11/01/49		65,000	77,964
3.650%, due 08/01/25		39,000	44,226
3.950%, due 10/01/42		2,000	2,470
4.450%, due 06/15/45		25,000	32,995
Penske Truck Leasing Co. LP/PTL Finance Corp. 2.700%, due 11/01/24[2]		95,000	100,143
Ryder System, Inc. MTN 2.250%, due 09/01/21		5,000	5,077
2.500%, due 09/01/24		4,000	4,211
4.625%, due 06/01/25		105,000	120,397
Union Pacific Corp. 2.750%, due 03/01/26		35,000	38,427
3.250%, due 02/05/50		58,000	67,988
3.799%, due 10/01/51		204,000	263,001
United Parcel Service, Inc. 0.375%, due 11/15/23	EUR	120,000	143,251
2.500%, due 09/01/29		63,000	69,981
3.400%, due 03/15/29		96,000	113,471
3.400%, due 09/01/49		5,000	5,993
			3,280,300
Water—0.2%
Suez SA 1.250%, due 05/14/35[5]	EUR	100,000	123,501
Veolia Environnement SA 0.672%, due 03/30/22[5]	EUR	300,000	356,495
0.800%, due 01/15/32[5]	EUR	100,000	120,040
			600,036
Total corporate bonds (cost—$144,846,092)			154,873,644
Mortgage-backed securities—8.4%
Arbor Multifamily Mortgage Securities Trust, Series 2020-MF1, Class A5, 2.756%, due 05/15/53[2]		465,000	509,890
BAMLL Commercial Mortgage Securities Trust, Series 2017-SCH, Class AL, 1 mo. USD LIBOR + 0.900%, 1.075%, due 11/15/32[2,4]		1,150,000	1,086,932
Benchmark Mortgage Trust, Series 2018-B7, Class A4, 4.510%, due 05/15/53[3]		103,000	126,202
Series 2019-B15, Class B, 3.564%, due 12/15/72		210,000	227,557
Series 2019-B15, Class C, 3.723%, due 12/15/72[3]		111,000	110,712
BFLD DPLO, Series 2019-DPLO, Class A, 1 mo. USD LIBOR + 1.090%, 1.265%, due 10/15/34[2,4]		350,000	337,707

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2020

	Face amount[1]	Value
Mortgage-backed securities—(continued)
BX Commercial Mortgage Trust, Series 2019-XL, Class A, 1 mo. USD LIBOR + 0.920%, 1.095%, due 10/15/36[2,4]	401,553	$400,545
Series 2020-BXLP, Class A, 1 mo. USD LIBOR + 0.800%, 0.975%, due 12/15/36[2,4]	344,685	342,645
Cantor Commercial Real Estate Lending, Series 2019-CF3, Class B, 3.500%, due 01/15/53[3]	101,000	100,405
CD Mortgage Trust, Series 2017-CD3, Class A4, 3.631%, due 02/10/50	545,000	613,982
Chase Home Lending Mortgage Trust, Series 2019-ATR2, Class A11, 1 mo. USD LIBOR + 0.900%, 1.072%, due 07/25/49[2,4]	171,841	170,634
CIM Trust, Series 2019-INV3, Class A11, 1 mo. USD LIBOR + 1.000%, 1.135%, due 08/25/49[2,4]	506,240	504,812
Commercial Mortgage Pass-Through Certificates, Series 2013-GAM, Class A2, 3.367%, due 02/10/28[2]	1,090,000	1,035,647
Series 2014-CR16, Class A4, 4.051%, due 04/10/47	145,000	159,234
Series 2015-CR25, Class A3, 3.505%, due 08/10/48	283,336	306,958
Series 2018-COR3, Class A3, 4.228%, due 05/10/51	589,000	699,143
Credit Suisse Mortgage Trust 2.257%, due 08/15/37	383,000	394,490
CSMC Trust, Series 2017-CALI, Class A, 3.431%, due 11/10/32[2]	260,000	278,975
DBGS BIOD Mortgage Trust, Series 2018-C1, Class A4, 4.466%, due 10/15/51	480,000	577,776
DBWF GLKS Mortgage Trust, Series 2018-GLKS, Class A, 1 mo. USD LIBOR + 1.030%, 1.217%, due 12/19/30[2,4]	497,000	478,052
FHLMC Multifamily Structured Pass-Through Certificates, Series K038, Class X1, IO, 1.123%, due 03/25/24[3]	2,433,350	83,231
Series K075, Class A2, 3.650%, due 02/25/28[3]	230,000	272,425
Series K076, Class A2, 3.900%, due 04/25/28	740,000	892,007
Series K083, Class A2, 4.050%, due 09/25/28[3]	820,000	1,002,272
Series K084, Class A2, 3.780%, due 10/25/28[3]	548,000	652,807
Series K087, Class A2, 3.771%, due 12/25/28	203,000	245,190
	Face amount[1]	Value
Mortgage-backed securities—(continued)
Series KC02, Class A2, 3.370%, due 07/25/25	670,000	$728,543
FHLMC REMIC Trust, Series 2626, Class A, 4.000%, due 06/15/33	87,637	96,519
Series 3990, Class VA, 3.500%, due 01/15/25	167,220	168,045
Series 4213, Class VE, 3.500%, due 06/15/26	176,333	182,513
Series 4248, Class FL, 1 mo. USD LIBOR + 0.450%, 0.625%, due 05/15/41[4]	183,186	183,919
Series 4316, Class XZ, 4.500%, due 03/15/44	405,361	484,350
Series 4323, Class CA, 4.000%, due 03/15/40	110,614	113,465
Series 4325, Class MA, 4.000%, due 09/15/39	349,275	356,929
Series 4328, Class DA, 4.000%, due 01/15/36	392,606	402,386
Series 4336, Class MA, 4.000%, due 01/15/40	283,980	289,756
Series 4443, Class BA, 3.500%, due 04/15/41	61,584	63,169
Series 4447, Class PA, 3.000%, due 12/15/44	68,553	73,494
Series 4606, Class FB, 1 mo. USD LIBOR + 0.500%, 0.675%, due 08/15/46[4]	289,708	290,770
Flagstar Mortgage Trust, Series 2019-1INV, Class A11, 1 mo. USD LIBOR + 0.950%, 1.122%, due 10/25/49[2,4]	405,697	402,619
Series 2020-1INV, Class A11, 1 mo. USD LIBOR + 0.850%, 1.022%, due 03/25/50[2,4]	479,975	467,953
FNMA REMIC Trust, Series 2011-8, Class ZA, 4.000%, due 02/25/41	1,466,522	1,605,682
Series 2013-112, Class HQ, 4.000%, due 11/25/43	51,460	57,779
Series 2014-12, Class GV, 3.500%, due 03/25/27	112,162	117,732
Series 2014-48, Class AB, 4.000%, due 10/25/40	77,104	78,814
Series 2015-20, Class EV, 3.500%, due 07/25/26	200,248	214,533
Series 2015-28, Class IO, 5.500%, due 05/25/45	1,054,869	202,220
Series 2015-58, Class JP, 2.500%, due 03/25/37	92,808	97,723
Series 2015-62, Class VA, 4.000%, due 10/25/26	60,440	64,080
Series 2016-48, Class UF, 1 mo. USD LIBOR + 0.400%, 0.572%, due 08/25/46[4]	447,256	447,563

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2020

	Face amount[1]	Value
Mortgage-backed securities—(continued)
Series 2016-62, Class FC, 1 mo. USD LIBOR + 0.500%, 0.672%, due 09/25/46[4]	226,971	$227,752
Series 2016-74, Class GF, 1 mo. USD LIBOR + 0.500%, 0.672%, due 10/25/46[4]	279,268	279,951
FREMF Mortgage Trust, Series 2012-K19, Class B, 4.023%, due 05/25/45[2,3]	145,000	150,913
Series 2013-K25, Class B, 3.619%, due 11/25/45[2,3]	347,000	364,736
FRESB Mortgage Trust, Series 2019, 3.500%, due 01/25/39[3]	249,114	267,523
GNMA 4.500%, due 04/20/50	427,083	458,368
GNMA Trust, Series 2014-131, Class BW, 4.049%, due 05/20/41[3]	47,797	49,956
Series 2015-167, Class SA, 1 mo. USD LIBOR + 6.250%, 6.063%, due 11/20/45[4]	386,152	74,937
Series 2015-3, Class ZD, 4.000%, due 01/20/45	716,232	868,270
GS Mortgage Securities Corp. Trust, Series 2019-SOHO, Class B, 1 mo. USD LIBOR + 1.150%, 1.325%, due 06/15/36[2,4]	345,000	332,095
GS Mortgage Securities Trust, Series 2017-GS7, Class A4, 3.430%, due 08/10/50	330,000	371,508
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2015-JP1, Class A5, 3.914%, due 01/15/49	800,000	903,464
Series 2019-BKWD, Class A, 1 mo. USD LIBOR + 1.000%, 1.175%, due 09/15/29[2,4]	130,000	126,186
JP Morgan Mortgage Trust, Series 2017-1, Class A4, 3.500%, due 01/25/47[2,3]	366,199	371,208
Series 2017-2, Class A6, 3.000%, due 05/25/47[2,3]	295,397	299,530
Series 2019-INV2, Class A11, 1 mo. USD LIBOR + 0.900%, 1.072%, due 02/25/50[2,4]	523,020	518,806
Series 2019-LTV3, Class A11, 1 mo. USD LIBOR + 0.850%, 1.035%, due 03/25/50[2,4]	418,904	415,747
Morgan Stanley Capital I Trust, Series 2014-CPT, Class A, 3.350%, due 07/13/29[2]	195,000	198,356
Series 2014-MP, Class A, 3.469%, due 08/11/33[2]	575,000	586,700
Series 2015-MS1, Class A4, 3.779%, due 05/15/48[3]	520,000	574,630
	Face amount[1]	Value
Mortgage-backed securities—(concluded)
Series 2019-NUGS, Class A, 1 mo. USD LIBOR + 0.950%, 2.450%, due 12/15/36[2,4]	241,000	$236,422
New Residential Mortgage Loan Trust, Series 2016-4A, Class A1, 3.750%, due 11/25/56[2,3]	97,755	104,203
SFAVE Commercial Mortgage Securities Trust, Series 2015-5AVE, Class A2B, 4.144%, due 01/05/43[2,3]	515,000	488,550
Shellpoint Co-Originator Trust, Series 2016-1, Class 2A3, 3.000%, due 10/25/31[2,3]	167,255	171,046
Starwood Mortgage Residential Trust, Series 2020-2, Class A1, 2.718%, due 04/25/60[2,3]	379,520	386,185
Tharaldson Hotel Portfolio Trust, Series 2018-THL, Class A, 1 mo. USD LIBOR + 0.750%, 0.913%, due 11/11/34[2,4]	81,008	77,339
Wells Fargo Commercial Mortgage Trust, Series 2018-C44, Class A5, 4.212%, due 05/15/51	445,000	525,551
Series 2018-C46, Class A4, 4.152%, due 08/15/51	170,000	200,500
Total mortgage-backed securities (cost—$27,706,971)		28,431,218
Municipal bonds—1.4%
California—0.1%
San Diego Community College, District, GO Bonds, (Taxable Refunding), Series A, 3.336%, due 08/01/43	180,000	195,500
State of California, GO Bonds, (Build America Bonds) 7.625%, due 03/01/40	25,000	45,003
		240,503
Delaware—0.0%†
State of Delaware, GO Bonds, Series A, 5.000%, due 01/01/30	80,000	111,713
Florida—0.0%†
County of Miami-Dade Aviation Revenue Bonds, (Taxable Refunding), Series B, 3.275%, due 10/01/29	20,000	20,367
County of Miami-Dade Water & Sewer System Revenue Bonds, (Taxable Refunding), Series C, 3.490%, due 10/01/42	90,000	98,402
		118,769

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2020

	Face amount[1]	Value
Municipal bonds—(continued)
Louisiana—0.1%
State of Louisiana, GO Bonds, Series A, 5.000%, due 03/01/27	130,000	$166,482
Series A, 5.000%, due 03/01/28	130,000	171,183
		337,665
Maryland—0.3%
State of Maryland, GO Bonds, Series A, 5.000%, due 03/15/27	100,000	129,627
Series A, 5.000%, due 03/15/28	400,000	533,572
Series A, 5.000%, due 03/15/29	255,000	349,404
		1,012,603
Massachusetts—0.1%
Commonwealth of Massachusetts, GO Bonds, Series A, 5.000%, due 03/01/29	100,000	136,382
Massachusetts Water Resources Authority Revenue Bonds, (Taxable Refunding), Series F, 3.104%, due 08/01/39	300,000	320,751
		457,133
Michigan—0.1%
University of Michigan Revenue Bonds, Series B, 2.437%, due 04/01/40	180,000	192,933
Minnesota—0.1%
State of Minnesota, GO Bonds, Series A, 5.000%, due 08/01/29	110,000	147,523
Nebraska—0.1%
University of Nebraska Facilities Corporation Revenue Bonds, (Taxable Refunding), Series A, 3.037%, due 10/01/49	200,000	233,342
New Jersey—0.1%
New Jersey Transportation Trust Fund Authority Revenue Bonds, (Build America Bonds) 6.561%, due 12/15/40	105,000	135,502
Rutgers The State University of New Jersey Revenue Bonds, (Taxable Refunding), Series R, 3.270%, due 05/01/43	60,000	67,312
		202,814
	Face amount[1]	Value
Municipal bonds—(concluded)
New York—0.2%
City of New York, GO Bonds, Series C-1, 5.000%, due 08/01/30	230,000	$313,794
New York State Thruway Authority Revenue Bonds, (Taxable Refunding), Series M, 2.900%, due 01/01/35	150,000	163,599
Port Authority of New York & New Jersey Revenue Bonds 4.458%, due 10/01/62	200,000	277,348
		754,741
North Carolina—0.2%
County of Mecklenburg North Carolina, GO Bonds 5.000%, due 03/01/30	70,000	95,551
State of North Carolina Public Improvement, GO Bonds, Series B, 5.000%, due 06/01/30	300,000	412,341
		507,892
Ohio—0.0%†
City of Cleveland Airport System Revenue Bonds, (Taxable Refunding), Series A, 2.882%, due 01/01/31	90,000	92,570
Oregon—0.0%†
Oregon State Department of Transportation Revenue Bonds, (Taxable Refunding), Series B, 3.168%, due 11/15/38	105,000	116,346
Pennsylvania—0.0%†
Pennsylvania State University Revenue Bonds, (Taxable), Series D, 2.840%, due 09/01/50	95,000	104,682
Total municipal bonds (cost—$4,364,402)		4,631,229
Non-U.S. government agency obligations—2.2%
Argentine Republic Government International Bond 5.875%, due 01/11/28[8]	997,000	418,740
Chile Government International Bond 3.240%, due 02/06/28	130,000	145,966
Colombia Government International Bond 3.000%, due 01/30/30[6]	690,000	710,269
3.875%, due 04/25/27[6]	570,000	620,445
4.500%, due 03/15/29	75,000	85,102
Corp. Financiera de Desarrollo SA 4.750%, due 07/15/25[2]	325,000	359,836
Indonesia Government International Bond 2.850%, due 02/14/30	240,000	253,200
4.100%, due 04/24/28	111,000	127,095

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2020

	Face amount[1]	Value
Non-U.S. government agency obligations—(concluded)
Mexico Government International Bond 3.250%, due 04/16/30[6]	655,000	$670,720
3.750%, due 01/11/28	771,000	826,898
4.125%, due 01/21/26	523,000	577,131
4.150%, due 03/28/27[6]	226,000	248,487
4.500%, due 04/22/29	460,000	514,481
Panama Government International Bond 3.160%, due 01/23/30	125,000	139,531
3.750%, due 03/16/25	250,000	276,328
3.875%, due 03/17/28	190,000	220,459
Philippine Government International Bond 3.000%, due 02/01/28	600,000	670,608
Uruguay Government International Bond 4.375%, due 10/27/27	375,000	442,148
4.500%, due 08/14/24	85,000	93,792
Total non-U.S. government agency obligations (cost—$6,989,205)		7,401,236
U.S. government agency obligations—31.5%
FHLB 4.000%, due 09/01/28	680,000	849,999
FHLMC 3.000%, due 09/01/27	39,193	41,151
3.000%, due 07/01/28	20,798	21,837
3.000%, due 10/01/43	406,330	441,875
3.000%, due 10/01/46	1,887,008	2,044,188
3.500%, due 04/01/42	16,390	18,025
3.500%, due 08/01/42	22,937	25,110
3.500%, due 11/01/42	9,555	10,369
3.500%, due 06/01/44	8,119	8,926
3.500%, due 07/01/47	13,578	15,102
3.500%, due 10/01/47	72,176	80,759
3.500%, due 12/01/47	64,626	72,310
3.500%, due 01/01/48	316,662	344,249
4.000%, due 09/01/40	33,121	36,560
4.000%, due 07/01/44	30,635	33,696
4.000%, due 07/01/46	36,506	40,111
4.000%, due 08/01/46	18,032	19,812
4.000%, due 09/01/46	2,529	2,774
4.000%, due 10/01/46	5,869	6,448
4.000%, due 01/01/47	776,418	860,155
4.000%, due 02/01/47	83,076	91,232
4.500%, due 07/01/47	388,524	435,287
4.500%, due 08/01/48	195,191	216,077
5.000%, due 02/01/42	518,255	595,396
5.000%, due 09/01/43	186,708	208,046
6.250%, due 07/15/32	302,000	478,394
6.750%, due 03/15/31	82,000	129,726
FNMA 2.000%, due 10/01/31	18,624	19,464
2.000%, due 11/01/31	235,076	245,666
2.000%, due 12/01/31	25,357	26,501
2.000%, due 03/01/32	157,418	164,531
2.500%, due 04/01/32	4,365,045	4,637,382
3.000%, due 07/01/29	408,791	436,098
3.000%, due 10/01/29	37,184	39,707
3.000%, due 01/01/30	224,655	238,982
	Face amount[1]	Value
U.S. government agency obligations—(continued)
3.000%, due 01/01/31	1,083,336	$1,154,399
3.000%, due 09/01/31	37,036	39,567
3.000%, due 04/01/32	24,200	25,463
3.000%, due 09/01/32	437,655	470,014
3.000%, due 03/01/33	435,656	464,319
3.000%, due 11/01/39	307,477	325,600
3.000%, due 01/01/40	29,169	30,903
3.000%, due 02/01/40	1,103,213	1,168,238
3.000%, due 03/01/47	5,425,384	5,929,143
3.000%, due 04/01/47	2,410,403	2,602,645
3.000%, due 05/01/50	140,108	151,329
3.000%, due 08/01/50	2,632,764	2,788,914
3.000%, due 08/01/50[10]	238,129	252,165
3.500%, due 12/01/29	38,658	41,250
3.500%, due 08/01/30	172,901	184,523
3.500%, due 02/01/32	352,331	377,783
3.500%, due 04/01/32	847,460	916,584
3.500%, due 05/01/32	609,425	657,137
3.500%, due 05/01/39	26,416	27,947
3.500%, due 12/01/39	81,394	86,254
3.500%, due 01/01/40	300,932	318,387
3.500%, due 02/01/40	93,707	98,981
3.500%, due 04/01/42	2,705	2,933
3.500%, due 12/01/42	5,090	5,514
3.500%, due 05/01/43	7,410	8,148
3.500%, due 07/01/43	49,973	55,341
3.500%, due 11/01/43	10,181	11,022
3.500%, due 12/01/43	10,831,267	11,734,026
3.500%, due 02/01/45	5,762	6,274
3.500%, due 07/01/45	28,653	32,066
3.500%, due 08/01/45	5,806	6,296
3.500%, due 10/01/45	45,546	48,974
3.500%, due 11/01/45	69,250	77,002
3.500%, due 12/01/45	29,806	33,357
3.500%, due 03/01/46	393,115	430,609
3.500%, due 04/01/46	55,000	59,356
3.500%, due 06/01/46	37,122	40,440
3.500%, due 11/01/46	370,876	405,002
3.500%, due 12/01/46	79,831	87,513
3.500%, due 01/01/47	29,959	33,451
3.500%, due 02/01/47	447,873	489,788
3.500%, due 03/01/47	41,058	44,759
3.500%, due 04/01/47	569,076	622,730
3.500%, due 05/01/47	273,075	299,250
3.500%, due 06/01/47	86,777	94,764
3.500%, due 07/01/47	31,612	34,922
3.500%, due 11/01/47	45,724	51,149
3.500%, due 12/01/47	389,576	430,356
3.500%, due 01/01/48	283,067	314,291
3.500%, due 02/01/50	81,385	88,073
4.000%, due 09/01/33	20,777	22,453
4.000%, due 10/01/33	314,171	338,079
4.000%, due 11/01/33	409,695	437,324
4.000%, due 01/01/42	549,128	604,338
4.000%, due 02/01/42	2,433,636	2,677,047
4.000%, due 03/01/43	38,029	42,048
4.000%, due 10/01/43	125,851	138,253

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2020

	Face amount[1]	Value
U.S. government agency obligations—(continued)
4.000%, due 07/01/46	1,606,358	$1,759,381
4.000%, due 11/01/46	28,972	32,902
4.000%, due 03/01/47	560,443	620,745
4.000%, due 05/01/47	51,797	56,850
4.000%, due 07/01/47	180,227	194,595
4.000%, due 08/01/47	106,744	117,003
4.000%, due 02/01/48	25,595	28,214
4.000%, due 04/01/48	570,698	633,284
4.500%, due 04/01/41	2,767,638	3,076,678
4.500%, due 11/01/45	11,902	13,516
4.500%, due 12/01/45	58,584	65,167
4.500%, due 07/01/46	132,510	151,550
4.500%, due 10/01/47	42,367	48,093
4.500%, due 12/01/47	85,444	94,500
4.500%, due 05/01/48	621,461	688,202
5.000%, due 09/01/31	298,883	335,007
5.000%, due 01/01/44	71,853	80,618
5.000%, due 03/01/44	153,435	172,162
GNMA 3.000%, due 02/15/45[11]	99,265	104,688
3.000%, due 04/20/45	232,224	247,092
3.000%, due 07/20/45	35,577	37,812
3.000%, due 10/20/45	63,947	67,926
3.000%, due 05/20/46	15,407	16,350
3.000%, due 06/20/46[11]	199,887	211,896
3.000%, due 07/20/46[11]	404,884	430,034
3.000%, due 09/20/46[11]	815,624	864,568
3.000%, due 11/20/46	16,767	17,776
3.000%, due 12/20/46	48,201	51,129
3.000%, due 07/20/50[11]	1,912,000	2,025,705
3.500%, due 04/20/43	64,168	69,551
3.500%, due 05/20/43	64,084	69,371
3.500%, due 05/20/45	324,940	346,730
3.500%, due 03/20/46	3,179,763	3,393,489
3.500%, due 04/20/46	2,097,396	2,241,754
3.500%, due 05/20/46	394,231	420,932
3.500%, due 07/20/46	149,671	159,598
4.000%, due 04/20/39	3,632	3,988
4.000%, due 04/20/42	73,460	80,878
4.000%, due 08/20/44	591,590	645,192
4.000%, due 06/15/47	21,223	22,569
4.000%, due 06/20/47	660,969	711,403
4.000%, due 09/15/47	39,851	42,404
4.000%, due 10/15/47	155,927	166,216
4.000%, due 11/15/47	28,992	31,397
4.000%, due 12/15/47	85,724	91,315
4.000%, due 01/15/48	177,980	189,464
4.000%, due 05/20/50	416,943	444,376
4.500%, due 07/20/40	7,369	8,118
4.500%, due 08/20/40	7,060	7,776
4.500%, due 09/20/40	11,878	13,093
4.500%, due 10/20/40	12,789	14,089
4.500%, due 06/20/44	360,175	397,058
4.500%, due 03/15/47	29,471	32,876
	Face amount[1]	Value
U.S. government agency obligations—(concluded)
4.500%, due 04/15/47	75,406	$84,449
4.500%, due 05/15/47	24,585	27,614
4.500%, due 09/20/48	114,616	124,271
4.500%, due 03/20/49	200,965	215,072
4.500%, due 01/20/50	191,947	204,869
4.500%, due 02/20/50	275,360	294,168
4.500%, due 03/20/50	284,190	303,559
GNMA TBA 3.000%	7,039,500	7,440,911
3.500%	897,200	943,847
4.000%	2,983,500	3,166,822
5.000%	1,200,000	1,307,215
UMBS TBA 2.500%[11]	6,133,000	6,442,764
3.000%[11]	7,180,852	7,580,024
4.000%[11]	4,857,000	5,163,108
4.500%[11]	53,000	56,979
5.000%	110,000	120,339
Total U.S. government agency obligations (cost—$102,068,839)		106,177,529
U.S. Treasury obligations—15.1%
U.S. Treasury Bonds 1.125%, due 05/15/40	1,730,000	1,775,615
1.250%, due 05/15/50	3,150,000	3,187,652
2.000%, due 02/15/50	955,000	1,146,746
2.250%, due 08/15/49	45,000	56,688
2.875%, due 05/15/49	605,000	855,295
3.000%, due 11/15/45	660,000	926,707
3.000%, due 02/15/47	6,234,000	8,849,358
3.000%, due 02/15/48	1,030,000	1,472,296
3.000%, due 08/15/48	695,000	997,542
3.000%, due 02/15/49	275,000	396,462
3.125%, due 11/15/41	3,015,000	4,227,949
3.625%, due 08/15/43	980,000	1,485,198
3.625%, due 02/15/44	3,535,000	5,374,995
4.750%, due 02/15/37	2,175,000	3,534,120
U.S. Treasury Inflation Index Bonds (TIPS) 0.250%, due 02/15/50	130	159
1.000%, due 02/15/48	1,039,665	1,474,994
U.S. Treasury Inflation Index Notes (TIPS) 0.125%, due 04/15/25	34,742	36,994
0.125%, due 01/15/30	687,613	762,571
U.S. Treasury Notes 0.250%, due 05/31/25	490,000	490,995
0.250%, due 06/30/25	1,365,000	1,367,186
0.250%, due 07/31/25	1,630,000	1,632,865
0.375%, due 04/30/25	2,070,800	2,087,302
0.375%, due 07/31/27	1,700,000	1,697,809
0.625%, due 05/15/30	6,930,000	6,986,036
Total U.S. Treasury obligations (cost—$42,371,116)		50,823,534

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2020

	Number of shares	Value
Short-term investments—3.7%
Investment companies—3.7%
State Street Institutional U.S. Government Money Market Fund, 0.09%[12] (cost—$12,452,224)	12,452,224	$12,452,224
Investment of cash collateral from securities loaned—2.9%
Money market funds—2.9%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.12%[12] (cost—$9,847,323)	9,847,323	9,847,323

	Number of contracts	Notional amount
Options purchased—0.0%†
Call options—0.0%†
90-Day Eurodollar Futures, strike @ $99.75, expires 12/13/21	134	EUR	3,341,625	57,787
U.S. Treasury Note 10 Year Futures, strike @ $140, expires 08/21/20	7,000	USD	980,000	3,172
Total				60,959
Put options—0.0%†
U.S. Bond Future Option Futures, strike @ $178 expires 08/21/20	9,000	USD	1,602,000	2,672
Total options purchased (cost—$29,647)				63,631
Swaptions purchased—0.6%
Call swaptions—0.5%
3 Month USD LIBOR Interest Rate Swap, strike @ 0.390% expires 05/22/23 (Counterparty: BOA; pay floating rate); underlying swap terminates 05/24/24	3,850,000	USD	3,850,000	13,927
3 Month USD LIBOR Interest Rate Swap, strike @ 0.773% expires 11/23/20 (Counterparty: GS; pay floating rate); underlying swap terminates 11/25/50	340,000	USD	340,000	14,081
	Number of contracts	Notional amount		Value
Swaptions purchased—(continued)
Call swaptions—(continued)
3 Month USD LIBOR Interest Rate Swap, strike @ 0.890% expires 04/30/25 (Counterparty: BOA; pay floating rate); underlying swap terminates 05/02/35	440,000	USD	440,000	$23,805
3 Month USD LIBOR Interest Rate Swap, strike @ 1.200% expires 09/23/20 (Counterparty: BOA; pay floating rate); underlying swap terminates 09/25/22	11,900,000	USD	11,900,000	244,560
3 Month USD LIBOR Interest Rate Swap, strike @ 1.250% expires 08/10/20 (Counterparty: BOA; pay floating rate); underlying swap terminates 08/12/22	7,970,000	USD	7,970,000	170,624
3 Month USD LIBOR Interest Rate Swap, strike @ 1.283% expires 06/04/25 (Counterparty: GS; pay floating rate); underlying swap terminates 06/06/35	310,000	USD	310,000	23,578
3 Month USD LIBOR Interest Rate Swap, strike @ 1.420% expires 06/04/25 (Counterparty: BOA; pay floating rate); underlying swap terminates 06/06/35	310,000	USD	310,000	26,253
3 Month USD LIBOR Interest Rate Swap, strike @ 1.465% expires 08/16/21 (Counterparty: BOA; pay floating rate); underlying swap terminates 08/18/31	1,220,000	USD	1,220,000	107,058
3 Month USD LIBOR Interest Rate Swap, strike @ 1.495% expires 02/25/25 (Counterparty: BOA; pay floating rate); underlying swap terminates 02/27/35	680,000	USD	680,000	60,693

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2020

	Number of contracts	Notional amount		Value
Swaptions purchased—(continued)
Call swaptions—(continued)
3 Month USD LIBOR Interest Rate Swap, strike @ 1.772% expires 11/05/24 (Counterparty: JPMCB; pay floating rate); underlying swap terminates 11/07/25	6,610,000	USD	6,610,000	$90,514
3 Month USD LIBOR Interest Rate Swap, strike @ 2.730% expires 12/07/27 (Counterparty: BOA; pay floating rate); underlying swap terminates 12/09/37	1,050,000	USD	1,050,000	193,162
3 Month USD LIBOR Interest Rate Swap, strike @ 2.860% expires 02/22/39 (Counterparty: JPMCB; pay floating rate); underlying swap terminates 02/24/49	290,000	USD	290,000	59,258
3 Month USD LIBOR Interest Rate Swap, strike @ 2.950% expires 03/12/24 (Counterparty: BOA; pay floating rate); underlying swap terminates 03/14/34	1,090,000	USD	1,090,000	231,021
3 Month USD LIBOR Interest Rate Swap, strike @ 2.980% expires 03/07/24 (Counterparty: BOA; pay floating rate); underlying swap terminates 03/11/24	1,086,500	USD	1,086,500	233,466
3 Month USD LIBOR Interest Rate Swap, strike @ 2.985% expires 04/27/38 (Counterparty: JPMCB; pay floating rate); underlying swap terminates 04/29/48	315,000	USD	315,000	67,104
3 Month USD LIBOR Interest Rate Swap, strike @ 3.040% expires 01/11/29 (Counterparty: BOA; pay floating rate); underlying swap terminates 01/16/39	320,000	USD	320,000	67,011
	Number of contracts	Notional amount		Value
Swaptions purchased—(continued)
Call swaptions—(concluded)
3 Month USD LIBOR Interest Rate Swap, strike @ 3.053% expires 01/10/29 (Counterparty: BOA; pay floating rate); underlying swap terminates 01/12/39	320,000	USD	320,000	$67,313
3 Month USD LIBOR Interest Rate Swap, strike @ 3.083% expires 01/29/29 (Counterparty: GS; pay floating rate); underlying swap terminates 01/31/39	320,000	USD	320,000	68,135
5 Year Constant Maturity Swaps, strike @ 0.300% expires 02/14/22 (Counterparty: BOA; pay floating rate); underlying swap terminates 02/14/22	21,650,000	USD	21,650,000	69,146
6 Month EURIBOR Interest Rate Swap, strike @ 0.780% expires 04/16/21 (Counterparty: JPMCB; pay floating rate); underlying swap terminates 04/20/41	36,200,000	JPY	36,200,000	41,331
Total				1,872,040
Put swaptions—0.1%
3 Month USD LIBOR Interest Rate Swap, strike @ 0.773% expires 11/23/20 (Counterparty: GS; pay floating rate); underlying swap terminates 11/25/50	340,000	USD	340,000	14,993
3 Month USD LIBOR Interest Rate Swap, strike @ 0.890% expires 04/30/25 (Counterparty: BOA; pay floating rate); underlying swap terminates 05/02/35	440,000	USD	440,000	23,530

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2020

	Number of contracts	Notional amount		Value
Swaptions purchased—(continued)
Put swaptions—(continued)
3 Month USD LIBOR Interest Rate Swap, strike @ 1.283% expires 06/04/25 (Counterparty: GS; pay floating rate); underlying swap terminates 06/06/35	310,000	USD	310,000	$11,761
3 Month USD LIBOR Interest Rate Swap, strike @ 1.350% expires 09/04/20 (Counterparty: GS; pay floating rate); underlying swap terminates 09/08/50	285,000	USD	285,000	44
3 Month USD LIBOR Interest Rate Swap, strike @ 1.420% expires 06/04/25 (Counterparty: BOA; pay floating rate); underlying swap terminates 06/06/35	310,000	USD	310,000	10,316
3 Month USD LIBOR Interest Rate Swap, strike @ 1.465% expires 08/16/21 (Counterparty: BOA; pay floating rate); underlying swap terminates 08/18/31	1,220,000	USD	1,220,000	4,380
3 Month USD LIBOR Interest Rate Swap, strike @ 1.495% expires 02/25/25 (Counterparty: BOA; pay floating rate); underlying swap terminates 02/27/35	680,000	USD	680,000	19,839
3 Month USD LIBOR Interest Rate Swap, strike @ 1.772% expires 11/05/24 (Counterparty: JPMCB; pay floating rate); underlying swap terminates 11/07/25	6,610,000	USD	6,610,000	6,719
3 Month USD LIBOR Interest Rate Swap, strike @ 2.250% expires 08/02/22 (Counterparty: JPMCB; pay floating rate); underlying swap terminates 08/04/32	1,170,000	USD	1,170,000	3,586
	Number of contracts	Notional amount		Value
Swaptions purchased—(continued)
Put swaptions—(continued)
3 Month USD LIBOR Interest Rate Swap, strike @ 2.250% expires 08/08/22 (Counterparty: JPMCB; pay floating rate); underlying swap terminates 08/10/32	1,190,000	USD	1,190,000	$3,709
3 Month USD LIBOR Interest Rate Swap, strike @ 2.500% expires 06/13/24 (Counterparty: GS; pay floating rate); underlying swap terminates 06/17/34	1,150,000	USD	1,150,000	9,061
3 Month USD LIBOR Interest Rate Swap, strike @ 2.500% expires 06/20/24 (Counterparty: GS; pay floating rate); underlying swap terminates 06/24/34	1,150,000	USD	1,150,000	9,143
3 Month USD LIBOR Interest Rate Swap, strike @ 2.730% expires 12/07/27 (Counterparty: BOA; pay floating rate); underlying swap terminates 12/09/37	1,050,000	USD	1,050,000	17,167
3 Month USD LIBOR Interest Rate Swap, strike @ 2.850% expires 05/09/22 (Counterparty: BOA; pay floating rate); underlying swap terminates 05/11/52	1,430,000	USD	1,430,000	5,158
3 Month USD LIBOR Interest Rate Swap, strike @ 2.860% expires 02/22/39 (Counterparty: JPMCB; pay floating rate); underlying swap terminates 02/24/49	290,000	USD	290,000	8,730
3 Month USD LIBOR Interest Rate Swap, strike @ 2.950% expires 03/12/24 (Counterparty: BOA; pay floating rate); underlying swap terminates 03/14/34	1,090,000	USD	1,090,000	4,495

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2020

	Number of contracts	Notional amount		Value
Swaptions purchased—(continued)
Put swaptions—(continued)
3 Month USD LIBOR Interest Rate Swap, strike @ 2.980% expires 03/07/24 (Counterparty: BOA; pay floating rate); underlying swap terminates 03/11/34	1,086,500	USD	1,086,500	$4,303
3 Month USD LIBOR Interest Rate Swap, strike @ 2.985% expires 04/27/38 (Counterparty: JPMCB; pay floating rate); underlying swap terminates 04/29/48	315,000	USD	315,000	8,775
3 Month USD LIBOR Interest Rate Swap, strike @ 3.040% expires 01/11/29 (Counterparty: BOA; pay floating rate); underlying swap terminates 01/16/39	320,000	USD	320,000	4,836
3 Month USD LIBOR Interest Rate Swap, strike @ 3.053% expires 01/10/29 (Counterparty: BOA; pay floating rate); underlying swap terminates 01/12/39	320,000	USD	320,000	4,787
3 Month USD LIBOR Interest Rate Swap, strike @ 3.083% expires 01/29/29 (Counterparty: GS; pay floating rate); underlying swap terminates 01/31/39	320,000	USD	320,000	4,715
	Number of contracts	Notional amount		Value
Swaptions purchased—(concluded)
Put swaptions—(concluded)
3 Month USD LIBOR Interest Rate Swap, strike @ 3.800% expires 06/07/21 (Counterparty: GS; pay floating rate); underlying swap terminates 06/09/51	1,230,000	USD	1,230,000	$41
6 Month EURIBOR Interest Rate Swap, strike @ 0.780% expires 04/16/21 (Counterparty: JPMCB; pay floating rate); underlying swap terminates 04/20/41	36,200,000	JPY	36,200,000	163

Total		180,251
Total swaptions purchased (cost—$1,345,387)		2,052,291
Total investments before investments sold short (cost—$365,726,981)—115.8%		390,731,665
	Face amount[1]
Investments sold short—(7.4)%
U.S. government agency obligations—(7.4)%
GNMA TBA 3.000%, due 12/31/99	(3,302,000)	(3,482,202)
UMBS TBA 2.500%	(2,287,000)	(2,400,278)
3.000%	(14,460,704)	(15,249,534)
3.500%	(2,539,452)	(2,672,438)
4.000%	(330,000)	(349,574)
4.500%	(720,000)	(774,056)
Total investments sold short (proceeds—$24,866,757)		(24,928,082)
Liabilities in excess of other assets—(8.4)%		(28,238,456)
Net assets—100.0%		$337,565,127

For a listing of defined portfolio acronyms, counterparty acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 267.

Options written

Notional amount		Number of contracts	Call options	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
USD	987,000	7,000	U.S. Treasury Note 10 Year Futures, strike @ 141.00	08/21/20	$974	$(875)	$99
Notional amount		Number of contracts	Put options	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
USD	16,646,150	67	Eurodollar 1 Year Mid-Curve Options, strike @ 99.38	12/13/21	$29,203	$(82,494)	$(53,291)
Total options written					$30,177	$(83,369)	$(53,192)

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2020

Swaptions written

Notional amount (000)		Number of contracts	Call swaptions	Counterparty	Pay/ receive floating rate	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
USD	930	930,000	3 Month USD LIBOR Interest Rate Swap strike @ 0.15%, terminating 10/15/25	BOA	Receive	10/13/20	$1,153	$(821)	$332
USD	760	760,000	3 Month USD LIBOR Interest Rate Swap strike @ 0.20%, terminating 09/24/25	BOA	Receive	09/22/20	1,064	(813)	251
USD	760	760,000	3 Month USD LIBOR Interest Rate Swap strike @ 0.20%, terminating 09/28/25	BOA	Receive	09/24/20	912	(852)	60
USD	6,015	6,015,000	3 Month USD LIBOR Interest Rate Swap strike @ 0.25%, terminating 07/01/26	GS	Receive	06/29/21	37,293	(38,880)	(1,587)
USD	6,610	6,610,000	3 Month USD LIBOR Interest Rate Swap strike @ 0.37%, terminating 03/19/22	BOA	Receive	03/17/21	10,906	(14,879)	(3,973)
USD	2,190	2,190,000	3 Month USD LIBOR Interest Rate Swap strike @ 0.61%, terminating 04/12/24	BOA	Receive	04/06/23	8,103	(10,971)	(2,868)
USD	1,880	1,880,000	3 Month USD LIBOR Interest Rate Swap strike @ 0.61%, terminating 06/17/27	BOA	Receive	06/15/22	28,200	(34,542)	(6,342)
USD	680	680,000	3 Month USD LIBOR Interest Rate Swap strike @ 0.67%, terminating 07/16/31	BOA	Receive	07/14/21	17,374	(18,109)	(735)
USD	340	340,000	3 Month USD LIBOR Interest Rate Swap strike @ 0.68%, terminating 04/08/31	BOA	Receive	04/06/21	9,282	(8,479)	803
USD	3,850	3,850,000	3 Month USD LIBOR Interest Rate Swap strike @ 0.69%, terminating 04/13/24	JPMCB	Receive	04/11/23	14,823	(21,541)	(6,718)
USD	670	670,000	3 Month USD LIBOR Interest Rate Swap strike @ 0.69%, terminating 05/17/31	GS	Receive	05/13/21	17,060	(17,651)	(591)
USD	23,800	23,800,000	3 Month USD LIBOR Interest Rate Swap strike @ 0.70%, terminating 09/25/22	BOA	Receive	09/23/20	34,618	(250,818)	(216,200)
USD	678	677,500	3 Month USD LIBOR Interest Rate Swap strike @ 0.71%, terminating 04/07/31	BOA	Receive	04/01/21	19,309	(17,914)	1,395
USD	320	320,000	3 Month USD LIBOR Interest Rate Swap strike @ 0.72%, terminating 04/20/31	BOA	Receive	04/16/21	8,832	(8,801)	31
USD	670	670,000	3 Month USD LIBOR Interest Rate Swap strike @ 0.72%, terminating 07/01/31	GS	Receive	06/29/21	17,512	(19,509)	(1,997)
USD	1,020	1,020,000	3 Month USD LIBOR Interest Rate Swap strike @ 0.74%, terminating 04/07/31	BOA	Receive	04/01/21	28,445	(28,688)	(243)
USD	400	400,000	3 Month USD LIBOR Interest Rate Swap strike @ 0.74%, terminating 04/08/31	BOA	Receive	04/06/21	10,480	(11,421)	(941)
USD	1,040	1,040,000	3 Month USD LIBOR Interest Rate Swap strike @ 0.74%, terminating 04/21/31	BOA	Receive	04/19/21	28,860	(30,246)	(1,386)
USD	690	690,000	3 Month USD LIBOR Interest Rate Swap strike @ 0.74%, terminating 05/04/32	BOA	Receive	04/29/22	23,874	(24,630)	(756)
USD	670	670,000	3 Month USD LIBOR Interest Rate Swap strike @ 0.74%, terminating 06/29/31	BOA	Receive	06/25/21	17,621	(20,541)	(2,920)
USD	1,330	1,330,000	3 Month USD LIBOR Interest Rate Swap strike @ 0.75%, terminating 06/04/31	BOA	Receive	06/02/21	33,350	(40,403)	(7,053)
USD	15,950	15,950,000	3 Month USD LIBOR Interest Rate Swap strike @ 0.75%, terminating 08/12/22	BOA	Receive	08/10/20	32,897	(181,988)	(149,091)
USD	320	320,000	3 Month USD LIBOR Interest Rate Swap strike @ 0.77%, terminating 04/19/31	BOA	Receive	04/15/21	8,816	(9,734)	(918)
USD	370	370,000	3 Month USD LIBOR Interest Rate Swap strike @ 0.80%, terminating 04/19/31	BOA	Receive	04/15/21	10,008	(12,006)	(1,998)

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2020

Swaptions written—(continued)

Notional amount (000)		Number of contracts	Call swaptions	Counterparty	Pay/ receive floating rate	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
USD	273	272,500	3 Month USD LIBOR Interest Rate Swap strike @ 0.85%, terminating 04/09/31	BOA	Receive	04/07/21	$7,139	$(9,803)	$(2,664)
USD	680	680,000	3 Month USD LIBOR Interest Rate Swap strike @ 0.88%, terminating 04/12/31	BOA	Receive	04/08/21	18,462	(26,097)	(7,635)
USD	340	340,000	3 Month USD LIBOR Interest Rate Swap strike @ 0.88%, terminating 04/16/31	BOA	Receive	04/14/21	9,265	(12,949)	(3,684)
USD	1,530	1,530,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.20%, terminating 08/19/30	JPMCB	Receive	08/17/20	28,458	(100,697)	(72,239)
USD	1,445	1,445,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.39%, terminating 08/25/50	GS	Receive	08/21/20	46,240	(246,339)	(200,099)
USD	1,220	1,220,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.42%, terminating 08/19/30	BOA	Receive	08/17/20	31,720	(107,201)	(75,481)
USD	3,500	3,500,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.51%, terminating 12/16/22	BOA	Receive	12/14/20	16,713	(93,605)	(76,892)
USD	3,498	3,497,500	3 Month USD LIBOR Interest Rate Swap strike @ 1.54%, terminating 12/15/22	GS	Receive	12/11/20	16,701	(95,631)	(78,930)
USD	6,610	6,610,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.58%, terminating 11/09/21	JPMCB	Receive	11/05/20	15,633	(92,197)	(76,564)
USD	1,490	1,490,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.73%, terminating 11/23/30	BOA	Receive	11/19/20	35,909	(173,895)	(137,986)
USD	1,630	1,629,500	3 Month USD LIBOR Interest Rate Swap strike @ 2.78%, terminating 03/10/31	BOA	Receive	03/08/21	48,922	(355,159)	(306,237)
USD	870	870,000	3 Month USD LIBOR Interest Rate Swap strike @ 3.05%, terminating 03/14/39	BOA	Receive	03/12/29	46,154	(182,788)	(136,634)
USD	10,825	10,825,000	5 Year Constant Maturity Swaps strike @ 0.55%, terminating 02/14/22	JPMCB	Receive	02/14/22	8,768	(19,305)	(10,537)
USD	10,825	10,825,000	5 Year Constant Maturity Swaps strike @ 0.55%, terminating 02/14/22	GS	Receive	02/14/22	11,231	(19,306)	(8,075)
EUR	1,690	1,690,000	6 Month EURIBOR Interest Rate Swap strike @ 0.02%, terminating 04/11/27	BOA	Receive	04/07/22	22,899	(40,310)	(17,411)
EUR	760	760,000	6 Month EURIBOR Interest Rate Swap strike @ 0.04%, terminating 09/15/27	BOA	Receive	09/13/22	12,206	(17,838)	(5,632)
EUR	755	755,000	6 Month EURIBOR Interest Rate Swap strike @ 0.11%, terminating 09/14/27	BOA	Receive	09/12/22	11,570	(15,558)	(3,988)
EUR	1,460	1,460,000	6 Month EURIBOR Interest Rate Swap strike @ 0.12%, terminating 04/06/27	BOA	Receive	04/04/22	19,768	(28,541)	(8,773)
	Total						$828,550	$(2,461,456)	$(1,632,906)
			Put swaptions
USD	6,610	6,610,000	3 Month USD LIBOR Interest Rate Swap strike @ 0.37%, terminating 03/19/22	BOA	Pay	03/17/21	$10,906	$(770)	$10,136
USD	1,860	1,860,000	3 Month USD LIBOR Interest Rate Swap strike @ 0.45%, terminating 10/15/25	BOA	Pay	10/13/20	3,068	(944)	2,124
USD	760	760,000	3 Month USD LIBOR Interest Rate Swap strike @ 0.50%, terminating 09/24/25	BOA	Pay	09/22/20	1,444	(84)	1,360
USD	760	760,000	3 Month USD LIBOR Interest Rate Swap strike @ 0.50%, terminating 09/28/25	BOA	Pay	09/24/20	1,805	(99)	1,706
USD	5,860	5,860,000	3 Month USD LIBOR Interest Rate Swap strike @ 0.60%, terminating 09/28/22	GS	Pay	09/24/20	7,765	(1)	7,764

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2020

Swaptions written—(continued)

Notional amount (000)		Number of contracts	Put swaptions	Counterparty	Pay/ receive floating rate	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
USD	2,190	2,190,000	3 Month USD LIBOR Interest Rate Swap strike @ 0.61%, terminating 04/12/24	BOA	Pay	04/06/23	$8,102	$(3,314)	$4,788
USD	1,880	1,880,000	3 Month USD LIBOR Interest Rate Swap strike @ 0.61%, terminating 06/17/27	BOA	Pay	06/15/22	28,200	(19,531)	8,669
USD	680	680,000	3 Month USD LIBOR Interest Rate Swap strike @ 0.67%, terminating 07/16/31	BOA	Pay	07/14/21	17,374	(14,090)	3,284
USD	340	340,000	3 Month USD LIBOR Interest Rate Swap strike @ 0.68%, terminating 04/08/31	BOA	Pay	04/06/21	9,282	(5,218)	4,064
USD	3,850	3,850,000	3 Month USD LIBOR Interest Rate Swap strike @ 0.69%, terminating 04/13/24	JPMCB	Pay	04/11/23	14,823	(5,129)	9,694
USD	670	670,000	3 Month USD LIBOR Interest Rate Swap strike @ 0.69%, terminating 05/17/31	GS	Pay	05/13/21	17,060	(11,471)	5,589
USD	678	677,500	3 Month USD LIBOR Interest Rate Swap strike @ 0.71%, terminating 04/07/31	BOA	Pay	04/01/21	19,309	(9,559)	9,750
USD	320	320,000	3 Month USD LIBOR Interest Rate Swap strike @ 0.72%, terminating 04/20/31	BOA	Pay	04/16/21	8,832	(4,629)	4,203
USD	670	670,000	3 Month USD LIBOR Interest Rate Swap strike @ 0.72%, terminating 07/01/31	GS	Pay	06/29/21	17,512	(12,012)	5,500
USD	1,020	1,020,000	3 Month USD LIBOR Interest Rate Swap strike @ 0.74%, terminating 04/07/31	BOA	Pay	04/01/21	28,445	(13,336)	15,109
USD	400	400,000	3 Month USD LIBOR Interest Rate Swap strike @ 0.74%, terminating 04/08/31	BOA	Pay	04/06/21	10,480	(5,210)	5,270
USD	1,040	1,040,000	3 Month USD LIBOR Interest Rate Swap strike @ 0.74%, terminating 04/21/31	BOA	Pay	04/19/21	28,860	(14,133)	14,727
USD	690	690,000	3 Month USD LIBOR Interest Rate Swap strike @ 0.74%, terminating 05/04/32	BOA	Pay	04/29/22	23,874	(20,059)	3,815
USD	670	670,000	3 Month USD LIBOR Interest Rate Swap strike @ 0.74%, terminating 06/29/31	BOA	Pay	06/25/21	17,621	(11,214)	6,407
USD	1,330	1,330,000	3 Month USD LIBOR Interest Rate Swap strike @ 0.75%, terminating 06/04/31	BOA	Pay	06/02/21	33,350	(20,625)	12,725
USD	320	320,000	3 Month USD LIBOR Interest Rate Swap strike @ 0.77%, terminating 04/19/31	BOA	Pay	04/15/21	8,816	(4,054)	4,762
USD	370	370,000	3 Month USD LIBOR Interest Rate Swap strike @ 0.80%, terminating 04/19/31	BOA	Pay	04/15/21	10,008	(4,303)	5,705
USD	273	272,500	3 Month USD LIBOR Interest Rate Swap strike @ 0.85%, terminating 04/09/31	BOA	Pay	04/07/21	7,139	(2,614)	4,525
USD	680	680,000	3 Month USD LIBOR Interest Rate Swap strike @ 0.88%, terminating 04/12/31	BOA	Pay	04/08/21	18,462	(5,986)	12,476
USD	340	340,000	3 Month USD LIBOR Interest Rate Swap strike @ 0.88%, terminating 04/16/31	BOA	Pay	04/14/21	9,265	(3,123)	6,142
USD	2,850	2,850,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.00%, terminating 06/03/31	BOA	Pay	06/01/21	42,964	(23,016)	19,948
USD	2,960	2,960,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.00%, terminating 10/07/22	GS	Pay	10/05/20	3,552	—	3,552
USD	660	660,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.05%, terminating 06/15/31	BOA	Pay	06/11/21	9,735	(4,912)	4,823
USD	3,200	3,200,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.05%, terminating 10/06/22	GS	Pay	10/02/20	5,632	—	5,632

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2020

Swaptions written—(continued)

Notional amount (000)		Number of contracts	Put swaptions	Counterparty	Pay/ receive floating rate	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
USD	3,200	3,200,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.05%, terminating 10/06/22	GS	Pay	10/02/20	$3,760	$—	$3,760
USD	410	410,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.10%, terminating 07/16/31	BOA	Pay	07/14/21	4,325	(3,058)	1,267
USD	420	420,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.10%, terminating 07/20/31	JPMCB	Pay	07/16/21	4,158	(3,172)	986
USD	380	380,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.15%, terminating 01/12/32	BOA	Pay	01/10/22	5,738	(4,402)	1,336
USD	1,220	1,220,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.42%, terminating 08/19/30	BOA	Pay	08/17/20	31,720	—	31,720
USD	3,500	3,500,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.51%, terminating 12/16/22	BOA	Pay	12/14/20	16,713	(1)	16,712
USD	3,498	3,497,500	3 Month USD LIBOR Interest Rate Swap strike @ 1.54%, terminating 12/15/22	GS	Pay	12/11/20	16,701	(1)	16,700
USD	6,610	6,610,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.58%, terminating 11/09/21	JPMCB	Pay	11/05/20	15,633	(1)	15,632
USD	750	750,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.60%, terminating 03/02/32	BOA	Pay	02/28/22	13,688	(4,240)	9,448
USD	750	750,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.60%, terminating 03/07/32	BOA	Pay	03/03/22	13,350	(4,300)	9,050
USD	1,185	1,185,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.60%, terminating 03/08/32	GS	Pay	03/04/22	20,145	(6,820)	13,325
USD	743	743,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.60%, terminating 03/08/32	BOA	Pay	03/04/22	12,260	(4,277)	7,983
USD	1,530	1,530,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.60%, terminating 08/19/30	JPMCB	Pay	08/17/20	28,458	—	28,458
USD	750	750,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.61%, terminating 09/16/30	BOA	Pay	09/14/20	18,611	(1)	18,610
USD	750	750,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.63%, terminating 11/04/30	BOA	Pay	11/02/20	18,282	(25)	18,257
USD	750	750,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.64%, terminating 11/04/30	JPMCB	Pay	11/02/20	18,094	(23)	18,071
USD	1,490	1,490,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.73%, terminating 11/23/30	BOA	Pay	11/19/20	35,909	(57)	35,852
USD	570	570,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.75%, terminating 08/11/30	BOA	Pay	08/07/20	9,590	—	9,590
USD	1,480	1,480,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.76%, terminating 09/18/30	BOA	Pay	09/16/20	37,222	(1)	37,221
USD	800	800,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.85%, terminating 02/24/32	BOA	Pay	02/22/22	13,680	(2,790)	10,890
USD	800	800,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.85%, terminating 02/24/32	BOA	Pay	02/22/22	14,080	(2,790)	11,290
USD	1,100	1,100,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.95%, terminating 02/01/32	BOA	Pay	01/28/22	25,713	(2,870)	22,843
USD	640	640,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.00%, terminating 08/05/30	JPMCB	Pay	08/03/20	9,536	—	9,536
USD	7,190	7,190,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.00%, terminating 12/01/22	JPMCB	Pay	11/27/20	9,347	(1)	9,346

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2020

Swaptions written—(continued)

Notional amount (000)		Number of contracts	Put swaptions	Counterparty	Pay/ receive floating rate	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
USD	1,110	1,110,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.10%, terminating 01/10/32	BOA	Pay	01/06/22	$25,461	$(2,014)	$23,447
USD	1,090	1,090,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.15%, terminating 01/12/32	BOA	Pay	01/10/22	25,424	(1,819)	23,605
USD	18,330	18,330,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.15%, terminating 06/01/22	BOA	Pay	05/27/21	50,866	(9)	50,857
USD	1,220	1,220,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.25%, terminating 08/22/34	BOA	Pay	08/20/24	36,173	(13,729)	22,444
USD	13,480	13,480,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.35%, terminating 05/19/22	GS	Pay	05/17/21	27,634	(4)	27,630
USD	22,730	22,730,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.40%, terminating 06/03/22	BOA	Pay	06/01/21	40,573	(11)	40,562
USD	3,130	3,130,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.75%, terminating 05/11/32	BOA	Pay	05/09/22	92,405	(3,209)	89,196
USD	1,170	1,170,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.75%, terminating 08/04/32	JPMCB	Pay	08/02/22	16,029	(1,708)	14,321
USD	1,190	1,190,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.75%, terminating 08/10/32	JPMCB	Pay	08/08/22	14,340	(1,769)	12,571
USD	1,630	1,629,500	3 Month USD LIBOR Interest Rate Swap strike @ 2.78%, terminating 03/10/31	BOA	Pay	03/08/21	49,513	(12)	49,501
USD	1,150	1,150,000	3 Month USD LIBOR Interest Rate Swap strike @ 3.00%, terminating 06/17/34	GS	Pay	06/13/24	31,407	(5,181)	26,226
USD	1,150	1,150,000	3 Month USD LIBOR Interest Rate Swap strike @ 3.00%, terminating 06/24/34	GS	Pay	06/20/24	28,664	(5,236)	23,428
USD	870	870,000	3 Month USD LIBOR Interest Rate Swap strike @ 3.05%, terminating 03/14/39	BOA	Pay	03/12/29	46,154	(13,319)	32,835
USD	1,170	1,170,000	3 Month USD LIBOR Interest Rate Swap strike @ 3.25%, terminating 08/04/32	JPMCB	Pay	08/02/22	7,663	(874)	6,789
USD	1,190	1,190,000	3 Month USD LIBOR Interest Rate Swap strike @ 3.25%, terminating 08/10/32	JPMCB	Pay	08/08/22	7,080	(907)	6,173
USD	4,590	4,590,000	3 Month USD LIBOR Interest Rate Swap strike @ 3.25%, terminating 12/31/22	GS	Pay	12/29/20	16,639	(1)	16,638
USD	1,150	1,150,000	3 Month USD LIBOR Interest Rate Swap strike @ 3.50%, terminating 06/17/34	GS	Pay	06/13/24	18,819	(3,025)	15,794
USD	1,150	1,150,000	3 Month USD LIBOR Interest Rate Swap strike @ 3.50%, terminating 06/24/34	GS	Pay	06/20/24	17,279	(3,060)	14,219
USD	5,280	5,280,000	3 Month USD LIBOR Interest Rate Swap strike @ 3.50%, terminating 08/26/22	GS	Pay	08/24/20	17,820	(1)	17,819
USD	2,600	2,600,000	3 Month USD LIBOR Interest Rate Swap strike @ 3.87%, terminating 06/09/31	GS	Pay	06/07/21	50,575	(12)	50,563
EUR	1,290	1,290,000	6 Month EURIBOR Interest Rate Swap strike @ 0.00%, terminating 06/16/23	BOA	Pay	06/14/21	3,563	(358)	3,205
EUR	1,250	1,250,000	6 Month EURIBOR Interest Rate Swap strike @ 0.00%, terminating 06/16/23	BOA	Pay	06/14/21	3,457	(347)	3,110
EUR	1,290	1,290,000	6 Month EURIBOR Interest Rate Swap strike @ 0.00%, terminating 06/22/23	GS	Pay	06/18/21	2,989	(369)	2,620
EUR	1,510	1,510,000	6 Month EURIBOR Interest Rate Swap strike @ 0.00%, terminating 06/23/23	GS	Pay	06/21/21	3,662	(435)	3,227

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2020

Swaptions written—(concluded)

Notional amount (000)		Number of contracts	Put swaptions	Counterparty	Pay/ receive floating rate	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
EUR	1,400	1,400,000	6 Month EURIBOR Interest Rate Swap strike @ 0.00%, terminating 06/29/23	BOA	Pay	06/25/21	$3,342	$(416)	$2,926
EUR	1,500	1,500,000	6 Month EURIBOR Interest Rate Swap strike @ 0.00%, terminating 07/05/23	JPMCB	Pay	07/01/21	3,047	(458)	2,589
EUR	1,520	1,520,000	6 Month EURIBOR Interest Rate Swap strike @ 0.00%, terminating 07/21/23	GS	Pay	07/19/21	2,862	(503)	2,359
EUR	1,690	1,690,000	6 Month EURIBOR Interest Rate Swap strike @ 0.02%, terminating 04/11/27	BOA	Pay	04/07/22	22,899	(9,501)	13,398
EUR	760	760,000	6 Month EURIBOR Interest Rate Swap strike @ 0.04%, terminating 09/15/27	BOA	Pay	09/13/22	12,206	(6,293)	5,913
EUR	2,840	2,840,000	6 Month EURIBOR Interest Rate Swap strike @ 0.05%, terminating 06/14/23	BOA	Pay	06/10/21	7,312	(668)	6,644
EUR	1,460	1,460,000	6 Month EURIBOR Interest Rate Swap strike @ 0.05%, terminating 07/06/23	JPMCB	Pay	07/02/21	3,046	(529)	2,517
EUR	1,840	1,840,000	6 Month EURIBOR Interest Rate Swap strike @ 0.08%, terminating 06/03/23	BOA	Pay	06/01/21	5,511	(378)	5,133
EUR	5,550	5,550,000	6 Month EURIBOR Interest Rate Swap strike @ 0.10%, terminating 03/31/23	GS	Pay	03/29/21	20,872	(764)	20,108
EUR	4,290	4,290,000	6 Month EURIBOR Interest Rate Swap strike @ 0.10%, terminating 04/14/23	GS	Pay	04/12/21	14,310	(627)	13,683
EUR	2,778	2,777,600	6 Month EURIBOR Interest Rate Swap strike @ 0.11%, terminating 06/01/23	GS	Pay	05/28/21	7,817	(518)	7,299
EUR	755	755,000	6 Month EURIBOR Interest Rate Swap strike @ 0.11%, terminating 09/14/27	BOA	Pay	09/12/22	11,571	(7,200)	4,371
EUR	1,460	1,460,000	6 Month EURIBOR Interest Rate Swap strike @ 0.12%, terminating 04/06/27	BOA	Pay	04/04/22	19,768	(10,267)	9,501
EUR	8,560	8,560,000	6 Month EURIBOR Interest Rate Swap strike @ 0.12%, terminating 04/12/23	GS	Pay	04/08/21	32,104	(1,175)	30,929
EUR	4,250	4,250,000	6 Month EURIBOR Interest Rate Swap strike @ 0.15%, terminating 04/21/23	GS	Pay	04/19/21	15,273	(572)	14,701
EUR	3,450	3,450,000	6 Month EURIBOR Interest Rate Swap strike @ 0.15%, terminating 08/11/23	GS	Pay	08/09/21	5,102	(2,139)	2,963
EUR	1,940	1,940,000	6 Month EURIBOR Interest Rate Swap strike @ 0.15%, terminating 08/11/23	BOA	Pay	08/09/21	2,880	(1,203)	1,677
EUR	4,290	4,290,000	6 Month EURIBOR Interest Rate Swap strike @ 0.16%, terminating 04/14/23	GS	Pay	04/12/21	14,444	(547)	13,897
EUR	6,270	6,270,000	6 Month EURIBOR Interest Rate Swap strike @ 0.25%, terminating 09/07/23	BOA	Pay	09/03/21	11,072	(6,562)	4,510
	Total						$1,670,025	$(365,995)	$1,304,030
	Total swaptions written						$2,498,575	$(2,827,451)	$(328,876)

Futures contracts

Number of contracts	Currency		Expiration date	Current notional amount	Value	Unrealized appreciation (depreciation)
Interest rate futures buy contracts:
7	EUR	Italian Government Bond Futures	September 2020	$1,151,677	$1,212,029	$60,352

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2020

Futures contracts—(concluded)

Number of contracts	Currency		Expiration date	Current notional amount	Value	Unrealized appreciation (depreciation)
U.S. Treasury futures buy contracts:
1	USD	U.S. Long Bond Futures	September 2020	$177,356	$182,281	$4,925
237	USD	U.S. Treasury Note 2 Year Futures	September 2020	52,321,417	52,373,297	51,880
116	USD	U.S. Treasury Note 5 Year Futures	September 2020	14,565,752	14,630,500	64,748
9	USD	U.S. Ultra Bond Futures	September 2020	1,941,093	2,049,188	108,095
Total				$70,157,295	$70,447,295	$290,000
Interest rate futures sell contracts:
45	EUR	German Euro BOBL Futures	September 2020	$(7,116,978)	$(7,168,772)	$(51,794)
23	EUR	German Euro Bund Futures	September 2020	(4,728,106)	(4,809,525)	(81,419)
12	EUR	German Euro Buxl 30 Year Futures	September 2020	(3,056,864)	(3,178,205)	(121,341)
55	EUR	German Euro Schatz Futures	September 2020	(7,259,771)	(7,267,190)	(7,419)
U.S. Treasury futures sell contracts:
3	USD	U.S. Long Bond Futures	September 2020	$(543,780)	$(546,844)	$(3,064)
69	USD	U.S. Treasury Note 10 Year Futures	September 2020	(9,584,025)	(9,665,391)	(81,366)
85	USD	U.S. Ultra Treasury Note 10 Year Futures	September 2020	(13,338,160)	(13,536,243)	(198,083)
Total				$(45,627,684)	$(46,172,170)	$(544,486)
Net unrealized appreciation (depreciation)						$(254,486)

Centrally cleared interest rate swap agreements

Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[13]	Payments received by the Portfolio[13]	Value	Unrealized appreciation (depreciation)
GBP	2,120	10/15/23	Maturity	3.413%	12 Month UK RPI	$(127,777)	$(127,843)
GBP	2,120	10/15/23	Maturity	3.450	12 Month UK RPI	(133,749)	(133,813)
USD	4,025	10/30/28	Maturity	2.249	12 Month US CPI	(307,861)	(307,996)
USD	3,560	02/07/25	Quarterly	2.572	3 Month USD LIBOR	(415,791)	(418,923)
JPY	9,730	02/08/34	Semi-Annual	0.336	6 Month USD LIBOR	(3,570)	(3,572)
JPY	5,530	03/21/44	Semi-Annual	0.715	6 Month USD LIBOR	(4,980)	(4,981)
USD	2,120	04/27/25	Quarterly	2.350	3 Month USD LIBOR	(224,468)	(224,498)
USD	7,060	06/02/22	Quarterly	1.870	3 Month USD LIBOR	(120,883)	(120,950)
USD	6,670	06/15/21	Quarterly	1.770	3 Month USD LIBOR	(101,788)	(101,833)
USD	460	06/15/50	Quarterly	2.350	3 Month USD LIBOR	(202,286)	(202,298)
JPY	7,900	06/17/39	Semi-Annual	0.295	6 Month USD LIBOR	(2,172)	(2,174)
JPY	7,900	06/17/39	Semi-Annual	6 Month EURIBOR	0.295%	(1)	(1)
USD	180	07/05/49	Quarterly	2.378	3 Month USD LIBOR	(23,818)	(23,822)
USD	11,610	07/12/23	Quarterly	1.771	3 Month USD LIBOR	(184,083)	(184,217)
EUR	4,430	07/26/23	Semi-Annual	0.290	6 Month EURIBOR	(15,771)	(15,841)
EUR	3,850	07/25/23	Semi-Annual	0.300	6 Month EURIBOR	(12,772)	(12,833)
JPY	5,850	08/08/39	Semi-Annual	0.167	6 Month USD LIBOR	(277)	(278)
USD	160	08/16/49	Quarterly	1.709	3 Month USD LIBOR	(11,843)	(11,846)
USD	130	08/17/49	Quarterly	1.667	3 Month USD LIBOR	(9,141)	(9,144)
USD	375	08/22/34	Quarterly	1.645	3 Month USD LIBOR	(29,349)	(29,356)
JPY	3,020	08/28/44	Semi-Annual	0.201	6 Month USD LIBOR	261	260
USD	6,500	03/27/21	Quarterly	1.560	3 Month USD LIBOR	(89,234)	(89,278)
USD	1,750	03/30/21	Quarterly	1.560	3 Month USD LIBOR	(23,870)	(23,882)

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2020

Centrally cleared interest rate swap agreements—(continued)

Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[13]	Payments received by the Portfolio[13]	Value	Unrealized appreciation (depreciation)
USD	380	10/21/34	Quarterly	1.907%	3 Month USD LIBOR	$(39,033)	$(39,040)
USD	380	10/22/34	Quarterly	1.933	3 Month USD LIBOR	(39,977)	(39,984)
USD	175	10/23/34	Quarterly	1.982	3 Month USD LIBOR	(19,227)	(19,230)
USD	175	10/23/34	Quarterly	1.976	3 Month USD LIBOR	(19,134)	(19,137)
USD	220	10/23/39	Quarterly	2.098	3 Month USD LIBOR	(23,048)	(23,052)
USD	410	11/07/34	Quarterly	1.998	3 Month USD LIBOR	(45,594)	(45,602)
EUR	330	11/11/24	Semi-Annual	0.173	6 Month EURIBOR	(3,777)	(3,783)
EUR	330	11/11/24	Annual	6 Month EURIBOR	0.173%	(692)	(692)
USD	410	11/12/34	Quarterly	2.111	3 Month USD LIBOR	(50,050)	(50,058)
USD	450	11/15/39	Quarterly	2.137	3 Month USD LIBOR	(48,746)	(48,755)
EUR	1,450	12/13/23	Semi-Annual	0.167	6 Month EURIBOR	(9,282)	(9,308)
EUR	1,450	12/13/23	Annual	6 Month EURIBOR	0.166	—	(1,850)
EUR	1,510	12/16/21	Semi-Annual	0.450	6 Month EURIBOR	2,135	2,115
EUR	1,510	12/16/21	Annual	6 Month EURIBOR	0.450	(3,309)	(3,305)
EUR	75	03/18/25	Annual	0.175	6 Month EURIBOR	(969)	(971)
EUR	75	03/18/25	Annual	6 Month EURIBOR	0.175	54	54
EUR	760	01/03/24	Semi-Annual	0.056	6 Month EURIBOR	(6,856)	(6,870)
EUR	760	01/03/24	Annual	6 Month EURIBOR	0.056	—	(2)
EUR	760	01/03/24	Semi-Annual	0.050	6 Month EURIBOR	(6,975)	(6,989)
EUR	760	01/03/24	Annual	6 Month EURIBOR	0.050	—	(2)
USD	405	07/09/30	Quarterly	1.760	3 Month USD LIBOR	(49,612)	(49,620)
EUR	630	01/16/30	Semi-Annual	0.185	6 Month EURIBOR	(32,531)	(32,660)
EUR	630	01/16/30	Annual	6 Month EURIBOR	0.185	(108)	(101)
JPY	4,450	01/30/45	Semi-Annual	0.371	6 Month USD LIBOR	(963)	(964)
USD	370	02/10/30	Quarterly	1.631	3 Month USD LIBOR	(41,726)	(41,733)
USD	1,210	08/27/30	Quarterly	1.315	3 Month USD LIBOR	(93,672)	(93,696)
USD	740	02/27/30	Quarterly	1.313	3 Month USD LIBOR	(59,952)	(59,967)
USD	6,480	02/28/22	Quarterly	2.455	3 Month USD LIBOR	(293,763)	(293,849)
USD	680	09/08/25	Quarterly	0.820	3 Month USD LIBOR	(18,848)	(18,860)
USD	190	03/11/30	Quarterly	0.663	3 Month USD LIBOR	(3,119)	(3,123)
EUR	1,620	06/19/22	Semi-Annual	1.000	6 Month EURIBOR	(2,623)	(2,649)
EUR	1,620	06/19/22	Annual	6 Month EURIBOR	0.378	338	338
EUR	770	03/20/22	Semi-Annual	1.000	6 Month EURIBOR	(985)	(997)
EUR	770	03/20/22	Annual	6 Month EURIBOR	0.354	1,100	1,100
EUR	770	03/20/22	Semi-Annual	1.000	6 Month EURIBOR	(1,270)	(1,282)
EUR	770	03/20/22	Annual	6 Month EURIBOR	0.335	1,041	1,041
EUR	3,120	03/23/22	Semi-Annual	1.000	6 Month EURIBOR	(7,311)	(7,357)
EUR	3,120	03/23/22	Annual	6 Month EURIBOR	0.298	3,672	3,672
EUR	1,510	09/22/22	Semi-Annual	1.000	6 Month EURIBOR	(6,330)	(6,354)
EUR	3,145	03/24/23	Semi-Annual	1.000	6 Month EURIBOR	(20,460)	(20,511)
EUR	3,145	03/24/23	Semi-Annual	1.000	6 Month EURIBOR	(19,992)	(20,043)
EUR	3,150	03/24/23	Semi-Annual	1.000	6 Month EURIBOR	(19,648)	(19,699)
USD	1,060	04/14/25	Quarterly	0.626	3 Month USD LIBOR	(20,816)	(20,834)
USD	3,530	04/16/22	Quarterly	2.878	3 Month USD LIBOR	(191,890)	(191,941)
USD	140	04/20/27	Quarterly	0.652	3 Month USD LIBOR	(1,639)	(1,641)

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2020

Centrally cleared interest rate swap agreements—(continued)

Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[13]	Payments received by the Portfolio[13]	Value	Unrealized appreciation (depreciation)
USD	710	07/22/30	Quarterly	0.700%	3 Month USD LIBOR	$(12,172)	$(12,186)
EUR	575	02/15/29	Annual	6 Month EURIBOR	0.070%	65	65
USD	980	05/03/32	Quarterly	0.760	3 Month USD LIBOR	(9,028)	(9,048)
USD	1,000	05/04/32	Quarterly	0.765	3 Month USD LIBOR	(9,689)	(9,709)
USD	640	05/06/32	Quarterly	0.000	3 Month USD LIBOR	(6,489)	(6,502)
USD	17,970	05/12/22	Quarterly	0.435	3 Month USD LIBOR	(1,019,412)	(1,019,680)
USD	6,125	06/02/22	Quarterly	0.344	3 Month USD LIBOR	(330,191)	(330,285)
USD	540	06/02/30	Quarterly	0.344	3 Month USD LIBOR	(6,847)	(6,858)
USD	8,618	06/03/22	Quarterly	0.337	3 Month USD LIBOR	(136,815)	(136,948)
USD	978	06/03/31	Quarterly	0.000	3 Month USD LIBOR	(16,459)	(16,479)
USD	20	06/05/50	Quarterly	0.327	3 Month USD LIBOR	(1,717)	(1,718)
USD	440	07/17/30	Quarterly	0.273	3 Month USD LIBOR	(6,258)	(6,267)
USD	2,580	06/15/22	Quarterly	1.000	3 Month USD LIBOR	(2,893)	(2,934)
USD	195	06/20/52	Quarterly	0.000	3 Month USD LIBOR	(17,338)	(17,343)
USD	195	06/20/52	Quarterly	0.000	3 Month USD LIBOR	(14,863)	(14,868)
EUR	510	06/23/50	Semi-Annual	0.000	6 Month EURIBOR	(22,021)	(22,040)
USD	770	09/16/30	Quarterly	1.000	3 Month USD LIBOR	(10,846)	(10,862)
USD	770	11/04/30	Quarterly	1.000	3 Month USD LIBOR	(7,991)	(8,007)
USD	210	07/03/30	Quarterly	0.299	3 Month USD LIBOR	(2,725)	(2,729)
USD	170	07/06/30	Quarterly	0.276	3 Month USD LIBOR	(2,693)	(2,697)
USD	170	07/06/30	Quarterly	0.276	3 Month USD LIBOR	(2,626)	(2,630)
USD	760	10/09/30	Quarterly	1.000	3 Month USD LIBOR	(9,783)	(9,799)
USD	5,380	06/15/22	Quarterly	1.000	3 Month USD LIBOR	(2,445)	(2,533)
USD	200	07/12/53	Quarterly	1.000	3 Month USD LIBOR	(2,628)	(2,634)
EUR	1,470	07/21/22	Semi-Annual	1.000	6 Month EURIBOR	(651)	(680)
EUR	1,470	07/21/22	Annual	6 Month EURIBOR	0.397	41	49
USD	1,200	11/30/24	Quarterly	1.000	3 Month USD LIBOR	(2,038)	(2,060)
USD	640	07/27/50	Quarterly	0.247	3 Month USD LIBOR	(4,865)	(4,883)
EUR	1,360	09/29/22	Annual	6 Month EURIBOR	0.000	3,804	3,781
USD	430	02/20/53	Semi-Annual	3 Month USD LIBOR	3.080	266,316	266,305
GBP	2,120	10/15/28	Maturity	12 Month UK RPI	3.485	129,291	129,198
GBP	2,120	10/15/28	Maturity	12 Month UK RPI	3.505	136,852	136,761
USD	4,025	10/30/23	Maturity	12 Month US CPI	2.164	175,646	175,552
USD	30,300	02/07/22	Semi-Annual	3 Month USD LIBOR	2.526	1,406,026	1,417,798
USD	710	03/26/29	Semi-Annual	3 Month USD LIBOR	2.600	136,544	136,532
USD	6,610	04/27/22	Semi-Annual	3 Month USD LIBOR	2.250	275,465	275,401
USD	2,470	10/25/21	Semi-Annual	3 Month USD LIBOR	2.318	79,338	79,387
USD	250	05/18/31	Semi-Annual	3 Month USD LIBOR	2.447	45,974	45,969
USD	120	06/22/31	Semi-Annual	3 Month USD LIBOR	2.102	17,872	17,870
USD	11,430	07/13/22	Semi-Annual	3 Month USD LIBOR	1.713	177,646	177,530
EUR	480	08/11/23	Annual	6 Month EURIBOR	0.454	(174)	(182)
EUR	490	08/17/23	Annual	6 Month EURIBOR	0.577	(1,621)	(1,629)
USD	3,410	11/22/20	Semi-Annual	3 Month USD LIBOR	1.528	20,924	20,911
EUR	660	09/14/23	Annual	6 Month EURIBOR	0.500	(987)	(998)
EUR	660	09/14/23	Semi-Annual	0.500	6 Month EURIBOR	—	13

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2020

Centrally cleared interest rate swap agreements—(continued)

Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[13]	Payments received by the Portfolio[13]	Value	Unrealized appreciation (depreciation)
EUR	390	09/14/23	Annual	6 Month EURIBOR	0.433%	$47	$40
EUR	390	09/14/23	Semi-Annual	0.433%	6 Month EURIBOR	—	8
EUR	380	09/28/23	Annual	6 Month EURIBOR	0.450	(113)	(119)
EUR	380	09/28/23	Semi-Annual	0.000	6 Month EURIBOR	—	832
EUR	390	10/06/23	Annual	6 Month EURIBOR	0.436	12	5
EUR	390	10/06/23	Semi-Annual	0.436	6 Month EURIBOR	—	(3)
USD	6,170	11/29/24	Semi-Annual	3 Month USD LIBOR	3.083	791,349	791,252
USD	30	12/01/56	Semi-Annual	3 Month USD LIBOR	1.929	8,630	8,629
USD	380	01/07/30	Semi-Annual	3 Month USD LIBOR	1.797	46,377	46,369
USD	370	01/08/30	Semi-Annual	3 Month USD LIBOR	1.726	42,653	42,646
EUR	3,070	01/16/22	Annual	6 Month EURIBOR	0.000	5,330	5,252
EUR	3,070	01/16/22	Semi-Annual	0.330	6 Month EURIBOR	(5,212)	(5,413)
USD	400	01/23/30	Semi-Annual	3 Month USD LIBOR	1.750	46,944	46,936
USD	370	01/28/30	Semi-Annual	3 Month USD LIBOR	1.694	41,439	41,432
USD	370	01/29/30	Semi-Annual	3 Month USD LIBOR	1.580	39,601	39,594
USD	420	04/29/30	Semi-Annual	3 Month USD LIBOR	1.570	43,514	43,506
USD	470	01/30/30	Semi-Annual	3 Month USD LIBOR	1.580	50,350	50,341
USD	370	01/30/30	Semi-Annual	3 Month USD LIBOR	1.606	40,575	40,568
USD	65	05/07/50	Semi-Annual	3 Month USD LIBOR	1.805	18,717	18,715
USD	150	02/10/50	Semi-Annual	3 Month USD LIBOR	1.828	44,489	44,485
EUR	470	02/12/23	Annual	6 Month EURIBOR	1.000	1,190	1,182
USD	370	02/25/30	Semi-Annual	3 Month USD LIBOR	1.432	34,386	34,379
USD	370	02/26/30	Semi-Annual	3 Month USD LIBOR	1.319	30,224	30,217
USD	430	02/26/30	Semi-Annual	3 Month USD LIBOR	1.313	34,869	34,860
USD	3,570	03/01/23	Semi-Annual	3 Month USD LIBOR	1.095	66,207	66,155
USD	360	02/28/30	Semi-Annual	3 Month USD LIBOR	1.315	29,273	29,266
USD	2,960	02/28/25	Semi-Annual	3 Month USD LIBOR	2.515	337,826	337,776
USD	370	03/02/30	Semi-Annual	3 Month USD LIBOR	1.239	27,292	27,285
EUR	1,750	03/02/23	Annual	6 Month EURIBOR	1.000	1,101	1,072
USD	895	03/02/23	Semi-Annual	3 Month USD LIBOR	0.988	14,676	14,663
USD	895	03/02/23	Semi-Annual	3 Month USD LIBOR	0.979	14,523	14,510
USD	895	03/02/23	Semi-Annual	3 Month USD LIBOR	0.904	13,181	13,168
USD	5	03/02/23	Semi-Annual	3 Month USD LIBOR	0.878	71	71
USD	1,780	03/02/23	Semi-Annual	3 Month USD LIBOR	0.882	25,413	25,387
USD	1,290	03/02/23	Semi-Annual	3 Month USD LIBOR	0.873	18,185	18,166
USD	1,790	03/02/23	Semi-Annual	3 Month USD LIBOR	0.878	25,431	25,405
USD	3,550	09/04/22	Semi-Annual	3 Month USD LIBOR	0.730	38,874	38,824
USD	1,790	09/04/22	Semi-Annual	3 Month USD LIBOR	0.733	19,727	19,702
EUR	790	03/04/23	Annual	6 Month EURIBOR	1.000	(634)	(647)
EUR	1,570	03/05/22	Annual	6 Month EURIBOR	1.000	5,440	5,416
EUR	1,570	03/05/22	Semi-Annual	0.479	6 Month EURIBOR	(3,381)	(3,381)
USD	505	09/08/30	Semi-Annual	3 Month USD LIBOR	1.020	24,210	24,200
USD	345	09/08/22	Semi-Annual	3 Month USD LIBOR	0.692	3,512	3,507
USD	1,070	09/08/22	Semi-Annual	3 Month USD LIBOR	0.702	11,107	11,092
EUR	850	03/06/22	Annual	6 Month EURIBOR	1.000	2,981	2,968

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2020

Centrally cleared interest rate swap agreements—(continued)

Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[13]	Payments received by the Portfolio[13]	Value	Unrealized appreciation (depreciation)
EUR	850	03/06/22	Semi-Annual	0.477%	6 Month EURIBOR	$(1,812)	$(1,812)
USD	750	03/06/22	Semi-Annual	3 Month USD LIBOR	0.679%	7,463	7,453
USD	117	09/08/50	Semi-Annual	3 Month USD LIBOR	1.250	15,383	15,380
EUR	1,110	03/09/22	Annual	6 Month EURIBOR	1.000	3,427	3,410
EUR	1,110	03/09/22	Semi-Annual	1.000	6 Month EURIBOR	(4,857)	(4,857)
USD	354	09/08/25	Semi-Annual	3 Month USD LIBOR	0.760	8,750	8,744
USD	900	09/11/22	Semi-Annual	3 Month USD LIBOR	0.508	5,858	5,845
USD	70	03/11/50	Semi-Annual	3 Month USD LIBOR	0.693	(1,467)	(1,469)
USD	370	04/15/30	Semi-Annual	3 Month USD LIBOR	0.733	8,444	8,437
USD	260	08/21/50	Semi-Annual	3 Month USD LIBOR	1.103	23,519	23,511
EUR	733	06/24/22	Semi-Annual	0.250	6 Month EURIBOR	(214)	(214)
USD	350	03/25/30	Semi-Annual	3 Month USD LIBOR	0.706	7,165	7,158
USD	810	09/28/22	Semi-Annual	3 Month USD LIBOR	0.383	3,283	3,271
EUR	275	06/26/22	Semi-Annual	0.280	6 Month EURIBOR	(85)	(85)
USD	880	09/29/22	Semi-Annual	3 Month USD LIBOR	0.428	4,370	4,357
USD	1,570	09/29/22	Semi-Annual	3 Month USD LIBOR	0.370	5,976	5,953
EUR	275	06/30/22	Semi-Annual	0.275	6 Month EURIBOR	(74)	(74)
USD	830	09/29/22	Semi-Annual	3 Month USD LIBOR	0.356	2,919	2,907
USD	2,980	09/29/22	Semi-Annual	3 Month USD LIBOR	0.345	9,823	9,780
EUR	1,500	10/02/22	Annual	6 Month EURIBOR	1.000	3,276	3,251
USD	430	05/04/30	Semi-Annual	3 Month USD LIBOR	0.619	4,219	4,210
EUR	1,370	10/02/22	Annual	6 Month EURIBOR	0.000	3,433	3,410
USD	1,690	10/02/22	Semi-Annual	3 Month USD LIBOR	0.353	5,867	5,842
USD	550	04/07/30	Semi-Annual	3 Month USD LIBOR	0.639	7,521	7,510
USD	550	04/14/30	Semi-Annual	3 Month USD LIBOR	0.820	17,318	17,307
EUR	1,060	07/16/22	Annual	6 Month EURIBOR	1.000	2,858	2,840
EUR	1,060	07/16/22	Semi-Annual	0.296	6 Month EURIBOR	(151)	(151)
EUR	1,590	07/20/22	Annual	6 Month EURIBOR	1.000	4,888	4,862
EUR	1,590	07/20/22	Semi-Annual	0.300	6 Month EURIBOR	(169)	(177)
EUR	1,560	07/20/22	Annual	6 Month EURIBOR	1.000	4,133	4,108
EUR	1,560	07/20/22	Semi-Annual	0.303	6 Month EURIBOR	(168)	(168)
EUR	2,590	03/11/22	Semi-Annual	0.228	6 Month EURIBOR	(932)	(932)
EUR	1,630	04/29/23	Annual	6 Month EURIBOR	1.000	5,233	5,205
USD	340	04/29/30	Semi-Annual	3 Month USD LIBOR	0.661	4,597	4,590
USD	1,070	07/30/22	Semi-Annual	3 Month USD LIBOR	0.297	2,307	2,291
USD	340	04/30/30	Semi-Annual	3 Month USD LIBOR	0.654	4,355	4,348
USD	340	05/01/30	Semi-Annual	3 Month USD LIBOR	0.593	2,362	2,355
EUR	980	05/03/23	Annual	6 Month EURIBOR	1.000	2,315	2,298
EUR	980	11/02/22	Annual	6 Month EURIBOR	1.000	2,080	2,063
USD	1,600	05/05/23	Semi-Annual	3 Month USD LIBOR	0.297	4,155	4,130
EUR	930	05/04/23	Annual	6 Month EURIBOR	1.000	1,318	1,302
EUR	530	05/06/23	Annual	6 Month EURIBOR	1.000	930	921
USD	1,880	08/10/22	Semi-Annual	3 Month USD LIBOR	0.295	4,095	4,067
USD	140	05/18/30	Semi-Annual	3 Month USD LIBOR	0.599	1,113	1,110
USD	1,060	06/02/25	Semi-Annual	3 Month USD LIBOR	0.358	5,404	5,385
USD	500	06/03/30	Semi-Annual	3 Month USD LIBOR	0.665	7,187	7,177

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2020

Centrally cleared interest rate swap agreements—(concluded)

Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[13]	Payments received by the Portfolio[13]	Value	Unrealized appreciation (depreciation)
USD	1,125	06/14/23	Semi-Annual	3 Month USD LIBOR	0.307%	$3,091	$3,072
USD	1,125	06/14/23	Semi-Annual	3 Month USD LIBOR	0.294	2,798	2,780
USD	170	06/16/30	Semi-Annual	3 Month USD LIBOR	0.703	3,049	3,046
USD	100	06/17/30	Semi-Annual	3 Month USD LIBOR	0.664	1,411	1,409
USD	1,065	06/20/27	Semi-Annual	3 Month USD LIBOR	0.680	12,843	12,824
USD	1,065	06/20/27	Semi-Annual	3 Month USD LIBOR	0.652	11,382	11,363
EUR	1,565	06/23/30	Annual	6 Month EURIBOR	0.000	16,594	16,556
EUR	1,565	06/23/30	Semi-Annual	1.000%	6 Month EURIBOR	(276)	(276)
USD	240	06/23/30	Semi-Annual	3 Month USD LIBOR	0.702	4,266	4,261
EUR	1,380	12/24/22	Annual	6 Month EURIBOR	0.000	568	960
EUR	740	06/24/23	Annual	6 Month EURIBOR	0.000	433	406
USD	1,010	02/15/30	Semi-Annual	3 Month USD LIBOR	0.682	15,838	15,817
EUR	740	06/25/23	Annual	6 Month EURIBOR	0.000	787	788
USD	60	06/30/30	Semi-Annual	3 Month USD LIBOR	0.662	819	818
USD	110	07/01/30	Semi-Annual	3 Month USD LIBOR	0.637	1,226	1,224
EUR	800	07/02/23	Annual	6 Month EURIBOR	1.000	391	358
EUR	800	07/02/23	Semi-Annual	1.000	6 Month EURIBOR	—	1
USD	360	07/02/30	Semi-Annual	3 Month USD LIBOR	0.639	4,087	4,080
EUR	710	07/08/23	Annual	6 Month EURIBOR	0.000	665	633
EUR	710	07/08/23	Semi-Annual	1.000	6 Month EURIBOR	—	(6)
USD	1,470	07/08/23	Semi-Annual	3 Month USD LIBOR	0.250	958	935
USD	210	07/10/30	Semi-Annual	3 Month USD LIBOR	0.637	2,326	2,322
USD	340	07/10/30	Semi-Annual	3 Month USD LIBOR	0.625	3,362	3,354
USD	580	02/15/30	Semi-Annual	3 Month USD LIBOR	0.615	5,492	5,480
USD	170	07/14/30	Semi-Annual	3 Month USD LIBOR	0.580	902	898
USD	1,070	07/12/28	Semi-Annual	3 Month USD LIBOR	0.654	4,254	4,234
USD	80	07/15/30	Semi-Annual	3 Month USD LIBOR	0.613	688	686
EUR	1,610	07/20/23	Annual	6 Month EURIBOR	0.000	1,131	1,100
EUR	1,610	07/20/23	Semi-Annual	1.000	6 Month EURIBOR	—	(13)
EUR	580	07/20/26	Annual	6 Month EURIBOR	0.000	1,052	1,039
EUR	580	07/20/26	Semi-Annual	1.000	6 Month EURIBOR	—	(6)
USD	50	07/23/30	Semi-Annual	3 Month USD LIBOR	0.602	368	367
USD	90	07/24/30	Semi-Annual	3 Month USD LIBOR	0.578	449	447
CAD	910	07/23/50	Semi-Annual	6 Month EURIBOR	1.343	12,695	12,687
USD	340	07/27/30	Semi-Annual	3 Month USD LIBOR	0.572	1,484	1,477
EUR	720	07/27/23	Annual	6 Month EURIBOR	0.000	478	464
EUR	720	07/27/23	Semi-Annual	1.000	6 Month EURIBOR	—	4
USD	460	07/28/30	Semi-Annual	3 Month USD LIBOR	0.576	2,184	2,174
USD	80	07/29/30	Semi-Annual	3 Month USD LIBOR	0.570	329	327
USD	460	07/31/30	Semi-Annual	3 Month USD LIBOR	0.576	2,125	2,115
USD	165	08/03/30	Semi-Annual	3 Month USD LIBOR	0.555	416	412
USD	165	08/03/30	Semi-Annual	3 Month USD LIBOR	0.540	170	166
USD	60	08/04/30	Semi-Annual	3 Month USD LIBOR	0.537	41	40
USD	165	08/04/30	Semi-Annual	3 Month USD LIBOR	0.532	31	27
USD	165	08/04/30	Semi-Annual	3 Month USD LIBOR	0.529	(10)	(14)
	Total					$275,427	$278,627

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2020

OTC credit default swap agreements on corporate issues—sell protection14

Counterparty	Referenced obligations	Notional amount (000)		Maturity date	Payment frequency	Payments received by the Portfolio[13]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
JPMCB	Berkshire Hathaway, Inc., bond 2.75%, due 03/15/23	USD	130,000	12/20/22	Quarterly	1.000%	$(1,434)	$2,860	$1,426
JPMCB	Bristol-Myers Squibb Co., bond, 6.80%, due 11/15/26	USD	25,000	12/20/22	Quarterly	1.000	(450)	567	117
BOA	Honeywell International, Inc., bond, 5.70%, due 03/15/36	USD	40,000	12/20/22	Quarterly	1.000	(655)	914	259
JPMCB	Johnson & Johnson, bond, 1.65%, due 03/01/21	USD	65,000	12/20/22	Quarterly	1.000	(1,263)	1,483	220
JPMCB	Pfizer, Inc., bond, 2.20%, due 12/15/21	USD	90,000	12/20/22	Quarterly	1.000	(1,642)	2,071	429
JPMCB	The Procter & Gamble Co., bond, 1.60%, due 11/15/18	USD	90,000	12/20/22	Quarterly	1.000	(1,643)	2,076	433
JPMCB	The Sherwin-Williams Co., bond, 7.38%, due 02/01/27	USD	40,000	12/20/22	Quarterly	1.000	(377)	834	457
Total							$(7,464)	$10,805	$3,341

OTC Interest rate swap agreements

Counterparty	Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio	Payments received by the Portfolio[13]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
MSCI	EUR	1,360	09/29/22	Semi-Annual	6 Month EURIBOR	0.316%	$20	$—	$20
MSCI	EUR	1,370	10/02/22	Annual	6 Month EURIBOR	0.329	(19)	—	(19)
Total							$1	$—	$1

Forward foreign currency contracts

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
ANZ	EUR	84,000	USD	98,764	09/03/20	$(247)
BNP	EUR	150,000	USD	174,187	08/05/20	(2,509)
BNP	EUR	21,870,000	USD	25,859,694	09/03/20	81,620
BNP	EUR	21,870,000	USD	25,843,880	08/05/20	(81,568)
CIBC	EUR	167,000	USD	190,952	08/05/20	(5,770)
CITI	EUR	20,998,000	USD	23,593,315	08/05/20	(1,141,802)
HSBC	EUR	185,000	USD	208,851	08/05/20	(9,074)
JPMCB	EUR	21,000	USD	24,731	08/05/20	(6)
WBC	EUR	349,000	USD	395,351	08/05/20	(15,762)
Net unrealized appreciation (depreciation)						$(1,175,118)

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2020

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2020 in valuing the Portfolio's investments. In the event the Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Asset-backed securities	$—	$13,977,806	$—	$13,977,806
Corporate bonds	—	154,873,644	—	154,873,644
Mortgage-backed securities	—	28,431,218	—	28,431,218
Municipal bonds	—	4,631,229	—	4,631,229
Non-U.S. government agency obligations	—	7,401,236	—	7,401,236
U.S. government agency obligations	—	106,177,529	—	106,177,529
U.S. Treasury obligations	—	50,823,534	—	50,823,534
Short-term investments	—	12,452,224	—	12,452,224
Investment of cash collateral from securities loaned	—	9,847,323	—	9,847,323
Options purchased	63,631	—	—	63,631
Swaptions purchased	—	2,052,291	—	2,052,291
Swaptions written	—	—	—	—
Futures contracts	290,000	—	—	290,000
Swap agreements	—	5,219,463	—	5,219,463
Forward foreign currency contracts	—	81,620	—	81,620
Total	$353,631	$395,969,117	$—	$396,322,748
Liabilities
Investments sold short	$—	$(24,928,082)	$—	$(24,928,082)
Options written	(83,369)	—	—	(83,369)
Swaptions written	—	(2,827,451)	—	(2,827,451)
Futures contracts	(544,486)	—	—	(544,486)
Swap agreements	—	(4,933,221)	—	(4,933,221)
Forward foreign currency contracts	—	(1,256,738)	—	(1,256,738)
Total	$(627,855)	$(33,945,492)	$—	$(34,573,347)

At July 31, 2020, there were no transfers in or out of Level 3.

Portfolio footnotes

†  Amount represents less than 0.05% or (0.05)%.

1  In US dollars unless otherwise indicated.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $48,183,789, represented 14.7% of the Portfolio's net assets at period end.

3  Variable or floating rate security for which the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

4  Variable or floating rate security. The interest rate shown is the rate in effect as of period end and changes periodically.

5  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

6  Security, or portion thereof, was on loan at the period end.

7  Perpetual investment. Date shown reflects the next call date.

8  Zero coupon bond.

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2020

Portfolio footnotes—(concluded)

9  Step bond—coupon rate increases in increments to maturity. The rate disclosed is the rate at the period end; the maturity date disclosed is the ultimate maturity date.

10  Security purchased on a when-issued basis. When-issued refers to a transaction made conditionally because a security, although authorized, has not yet been issued.

11  Security, or portion thereof, pledged as collateral for investments sold short, written options or futures.

12  Rates shown reflect yield at July 31, 2020.

13  Payments made or received are based on the notional amount.

14  If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.

See accompanying notes to financial statements.

PACE Strategic Fixed Income Investments

Performance

For the 12-months ended July 31, 2020, the Portfolio's Class P shares returned 10.76% before the deduction of the maximum PACE Select program fee.1 In comparison, the Bloomberg Barclays US Government/Credit Index (the "benchmark") returned 12.06%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 76. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Investment Manager's comments2

The Portfolio underperformed the benchmark for the period. This was primarily due to a duration underweight relative to the benchmark, as interest rates rallied meaningfully over the period. However, this was partially offset by a positive effect from yield curve positioning. An allocation to emerging markets was also a significant detractor from results due to the widespread selloff driven by the impact of the global pandemic. Other detractors included an overweight to agency mortgage-backed securities (MBS) relative to the benchmark as the sector underperformed like-duration Treasuries over the period.

On the positive side, exposure within spread sectors was additive for performance. Specifically, security selection and allocation within investment-grade credit as well as security selection within agency MBS were notable contributors to relative returns.

Overall, derivative usage was negative during the period. The use of interest rate swaps to reduce long-end U.S. interest rate exposure was a headwind for returns, as swap rates outperformed relative to Treasury rates. The Portfolio used interest rate swaps and constant maturity swaps to adjust interest rate and yield curve exposures, as well as to substitute for physical securities. The Portfolio benefited from the income generated from selling mortgage pool options as a way to manage interest rate and volatility risk within the sector. Additionally, options on swaps were primarily used to manage interest rate exposure and volatility. The purchase of options on swaps detracted from performance due to premium payments made. Total return swaps used to replicate broad exposure to interest only agency mortgages, while limiting idiosyncratic risk of owning individual bonds, was neutral for returns. The use of government futures to adjust interest rate exposures and replicate government bond positions was also neutral for performance.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  Performance is discussed on a gross-of-fees basis—meaning that no fees or expenses are reflected when discussed at the level of a subadvisor's sleeve (or subadvisors' sleeves, if applicable). Alternatively, performance at the overall Portfolio level is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Strategic Fixed Income Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisors:

Pacific Investment Management Company LLC ("PIMCO");

Neuberger Berman Investment Advisers LLC ("Neuberger Berman")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Gina Toth, CFA, Fred Lee, CFA, Joseph Sciortino and Steve Bienashski

PIMCO: Scott Mather;
Neuberger Berman: Thanos Bardas, David M. Brown, Adam Grotzinger, Bradley C. Tank and Ashok Bhatia

Objective:

Total return consisting of income and capital appreciation

Investment process:

The main strategies of the subadvisors include:

• A strategy that focuses on those areas of the bond market that the subadvisor considers undervalued.

• An "opportunistic fixed income" strategy that employs a consistently applied, risk managed approach to portfolio management that leverages the subadvisor's proprietary fundamental research capabilities, decision making frameworks and quantitative risk management tools.

PACE Strategic Fixed Income Investments

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

Special considerations

The Portfolio may be appropriate for long-term investors seeking total return consisting of income and capital appreciation and who are able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. In addition, investments in foreign bonds involve special risks. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Strategic Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/20	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	10.56%	4.80%	4.45%
Class Y2	10.78	5.05	4.69
Class P3	10.76	5.06	4.71
After deducting maximum sales charge
Class A1	6.42	4.01	4.05
Bloomberg Barclays US Government/Credit Index[4]	12.06	5.01	4.22

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 06/30/20	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	8.10%	4.45%	4.37%
Class Y2	8.39	4.70	4.61
Class P3	8.38	4.71	4.63
After deducting maximum sales charge
Class A1	4.07	3.66	3.98

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 27, 2019 prospectuses, supplemented from time to time, were as follows: Class A—1.56% and 1.48%; Class Y—1.42% and 1.21%; and Class P—1.32% and 1.20%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2020 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—0.93%; Class Y—0.68%; and Class P—0.68%. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 3.75%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The Bloomberg Barclays US Government/Credit Index is an unmanaged index composed of US government, government-related and investment-grade US corporate issues and non-corporate foreign debentures, denominated in US dollars with at least one year to maturity. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

PACE Strategic Fixed Income Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE Strategic Fixed Income Investments Class P shares versus the Bloomberg Barclays US Government/Credit Index over the 10 years ended July 31, 2020. Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE Strategic Fixed Income Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE Strategic Fixed Income Investments

PACE Strategic Fixed Income Investments

Portfolio statistics—July 31, 2020 (unaudited)

Characteristics
Weighted average duration	6.84 yrs.
Weighted average maturity	8.82 yrs.
Average coupon	3.29%
Top ten holdings[1]	Percentage of net assets
U.S. Treasury Bonds, 2.500% due 02/15/45	9.6%
UMBS TBA, 2.500%	7.3
UMBS TBA, 2.000%	4.2
U.S. Treasury Notes, 2.125% due 09/30/21	3.9
U.S. Treasury Notes, 2.000% due 02/28/21	2.4
GNMA II, 5.000%	2.1
UMBS TBA, 3.000%	2.0
U.S. Treasury Notes, 2.125% due 09/30/24	1.7
U.S. Treasury Notes, 1.875% due 08/31/22	1.4
GNMA REMIC, 5.500% due 01/20/35	1.1
Total	35.7%
Top five issuer breakdown by country or territory of origin[1]	Percentage of net assets
United States	93.6%
United Kingdom	6.9
Germany	3.0
Japan	2.3
Cayman Islands	2.0
Total	107.8%
Asset allocation[1]	Percentage of net assets
Corporate bonds	54.6%
U.S. Treasury obligations	26.0
U.S. government agency obligations	16.9
Mortgage-backed securities	11.3
Asset-backed securities	6.0
Non-U.S. government agency obligations	2.2
Exchange traded funds	0.7
Short-term U.S. Treasury obligations	0.6
Loan assignments	0.5
Short-term investments	0.4
Municipal bonds	0.3
Cash equivalents and liabilities in excess of the other assets	(19.5)
Total	100.0%

1  The Portfolio is actively managed and its composition will vary over time.

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2020

	Face amount[1]		Value
Asset-backed securities—6.0%
Accredited Mortgage Loan Trust, Series 2004-2, Class A1,
1 mo. USD LIBOR + 0.580%, 0.752%, due 07/25/34[2]		739,685	$719,620
AM Capital Funding LLC, Series 2018-1, Class A, 4.980%, due 12/15/23[3]		440,000	462,356
Avery Point IV CLO Ltd., Series 2014-1A, Class AR,
3 mo. USD LIBOR + 1.100%, 1.345%, due 04/25/26[2,3]		255,302	255,064
California Street CLO XII Ltd., Series 2013-12A, Class AR,
3 mo. USD LIBOR + 1.030%, 1.305%, due 10/15/25[2,3]		846,953	844,006
CHEC Loan Trust, Series 2004-2, Class M1,
1 mo. USD LIBOR + 0.640%, 0.812%, due 06/25/34[2]		381,943	367,465
Chesapeake Funding II LLC, Series 2018-2A, Class A1, 3.230%, due 08/15/30[3]		1,031,459	1,051,265
Series 2018-2A, Class A2,
1 mo. USD LIBOR + 0.370%, 0.545%, due 08/15/30[2,3]		1,031,459	1,014,383
Cork Street CLO Designated Activity Co., Series 1A, Class A1BE,
3 mo. Euribor + 0.760%, 0.760%, due 11/27/28[2,3]	EUR	2,310,928	2,709,509
CSAB Mortgage Backed Trust, Series 2006-1, Class A6A, 6.172%, due 06/25/36[4]		291,944	114,075
Delta Funding Home Equity Loan Trust, Series 1999-003, Class A1A,
1 mo. USD LIBOR + 0.820%, 0.995%, due 09/15/29[2]		42,554	41,074
Evans Grove CLO Ltd., Series 2018-1A, Class A1,
3 mo. USD LIBOR + 0.920%, 1.291%, due 05/28/28[2,3]		1,586,440	1,567,639
Figueroa CLO Ltd., Series 2014-1A, Class AR,
3 mo. USD LIBOR + 0.900%, 1.175%, due 01/15/27[2,3]		347,194	345,656
First Frankin Mortgage Loan Trust, Series 2005-FFH3, Class M2,
1 mo. USD LIBOR + 0.795%, 0.967%, due 09/25/35[2]		169,175	169,052
Gallatin CLO IX Ltd., Series 2018-1A, Class A,
3 mo. USD LIBOR + 1.050%, 1.321%, due 01/21/28[2,3]		1,583,678	1,573,809
GMF Floorplan Owner Revolving Trust, Series 2018-2, Class A2,
1 mo. USD LIBOR + 0.380%, 0.555%, due 03/15/23[2,3]		1,900,000	1,899,831
	Face amount[1]	Value
Asset-backed securities—(continued)
GSAMP Trust, Series 2006-HE4, Class A1,
1 mo. USD LIBOR + 0.140%, 0.312%, due 06/25/36[2]	1,396,406	$1,360,435
Home Equity Asset Trust, Series 2005-2, Class M5,
1 mo. USD LIBOR + 1.095%, 1.267%, due 07/25/35[2]	668,695	667,889
Jamestown CLO V Ltd., Series 2014-5A, Class AR,
3 mo. USD LIBOR + 1.220%, 1.493%, due 01/17/27[2,3]	417,123	416,352
JPMorgan Mortgage Acquisition Corp., Series 2006-FRE1, Class M1,
1 mo. USD LIBOR + 0.390%, 0.562%, due 05/25/35[2]	2,400,000	2,356,198
JPMorgan Mortgage Acquisition Trust, Series 2006-NC1, Class A1,
1 mo. USD LIBOR + 0.170%, 0.342%, due 04/25/36[2]	42,422	42,388
Series 2007-CH1, Class MV2,
1 mo. USD LIBOR + 0.280%, 0.452%, due 11/25/36[2]	1,375,950	1,373,249
LoanCore Issuer Ltd., Series 2018-CRE1, Class A,
1 mo. USD LIBOR + 1.130%, 1.305%, due 05/15/28[2,3]	1,431,155	1,416,959
Loomis Sayles CLO II Ltd., Series 2015-2A, Class A1R,
3 mo. USD LIBOR + 0.900%, 1.175%, due 04/15/28[2,3]	1,773,538	1,752,026
LP Credit Card ABS Master Trust, Series 2018-1, Class A,
1 mo. USD LIBOR + 1.550%, 1.740%, due 08/20/24[2,3]	1,175,784	1,198,234
M360 LLC, Series 2018-CRE1, Class A, 4.395%, due 07/24/28[3]	657,033	654,600
Morgan Stanley ABS Capital I, Inc. Trust, Series 2005-HE1, Class M2,
1 mo. USD LIBOR + 0.705%, 0.877%, due 12/25/34[2]	191,924	173,080
Morgan Stanley Dean Witter Capital I, Inc. Trust, Series 2003-NC1, Class M1,
1 mo. USD LIBOR + 1.575%, 1.747%, due 11/25/32[2]	437,278	435,498
Mountain View CLO Ltd., Series 2014-1A, Class ARR,
3 mo. USD LIBOR + 0.800%, 1.075%, due 10/15/26[2,3]	531,302	527,274
Navient Private Education Refi Loan Trust, Series 2018-CA, Class A1, 3.010%, due 06/16/42[3]	59,889	59,954
Nelnet Student Loan Trust, Series 2019-7A, Class A1,
1 mo. USD LIBOR + 0.500%, 0.672%, due 01/25/68[2,3]	375,482	373,907

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2020

	Face amount[1]	Value
Asset-backed securities—(continued)
New Century Home Equity Loan Trust, Series 2005-B, Class M1,
1 mo. USD LIBOR + 0.480%, 0.652%, due 10/25/35[2]	1,900,000	$1,815,462
Series 2005-D, Class A2D,
1 mo. USD LIBOR + 0.330%, 0.502%, due 02/25/36[2]	689,298	681,594
OneMain Direct Auto Receivables Trust, Series 2018-1A, Class A, 3.430%, due 12/16/24[3]	1,600,000	1,619,079
RASC Trust, Series 2005-KS11, Class M2,
1 mo. USD LIBOR + 0.420%, 0.592%, due 12/25/35[2]	1,100,000	1,067,644
SASCO Mortgage Loan Trust, Series 2005-GEL1, Class M2,
1 mo. USD LIBOR + 1.350%, 1.522%, due 12/25/34[2]	646,765	645,081
Saxon Asset Securities Trust, Series 2004-1, Class M1,
1 mo. USD LIBOR + 0.795%, 0.967%, due 03/25/35[2]	232,056	224,642
Series 2006-1, Class M1,
1 mo. USD LIBOR + 0.465%, 0.637%, due 03/25/36[2]	1,739,703	1,674,578
Sound Point CLO X Ltd., Series 2015-3A, Class AR,
3 mo. USD LIBOR + 0.890%, 1.162%, due 01/20/28[2,3]	715,599	710,184
Soundview Home Loan Trust, Series 2006-OPT2, Class A3,
1 mo. USD LIBOR + 0.180%, 0.352%, due 05/25/36[2]	143,751	143,502
Series 2006-OPT3, Class 2A4,
1 mo. USD LIBOR + 0.250%, 0.422%, due 06/25/36[2]	2,675,000	2,501,041
Structured Asset Securities Corp., Series 2001-SB1, Class A2, 3.375%, due 08/25/31	166,787	158,734
Series 2005-WF1, Class M1,
1 mo. USD LIBOR + 0.660%, 0.832%, due 02/25/35[2]	148,388	146,920
Telos CLO Ltd., Series 2014-6A, Class A1R,
3 mo. USD LIBOR + 1.270%, 2.405%, due 01/17/27[2,3]	791,600	787,863
TICP CLO III-2 Ltd., Series 2018-3R, Class A,
3 mo. USD LIBOR + 0.840%, 1.112%, due 04/20/28[2,3]	1,276,238	1,266,108
TRTX Issuer Ltd., Series 2019-FL3, Class A,
1 mo. USD LIBOR + 1.150%, 1.331%, due 10/15/34[2,3]	1,500,000	1,464,391
United States Small Business Administration, Series 2002-20K, Class 1, 5.080%, due 11/01/22	77,734	80,330
	Face amount[1]	Value
Asset-backed securities—(concluded)
Series 2005-20H, Class 1, 5.110%, due 08/01/25	129,259	$137,534
Series 2007-20D, Class 1, 5.320%, due 04/01/27	508,608	548,014
Utah State Board of Regents, Series 2017-1, Class A,
1 mo. USD LIBOR + 0.750%, 0.917%, due 01/25/57[2]	617,674	607,056
WhiteHorse X Ltd., Series 2015-10A, Class A1R,
3 mo. USD LIBOR + 0.930%, 1.203%, due 04/17/27[2,3]	557,504	552,997
Total asset-backed securities (cost—$40,831,785)		42,775,601
Corporate bonds—54.6%
Advertising—0.0%†
Lamar Media Corp. 3.750%, due 02/15/28[3]	70,000	70,612
Outfront Media Capital LLC/Outfront Media Capital Corp. 4.625%, due 03/15/30[3]	25,000	23,375
5.000%, due 08/15/27[3]	46,000	45,040
		139,027
Aerospace & defense—0.5%
Boeing Co./The 3.750%, due 02/01/50[5]	55,000	49,670
3.900%, due 05/01/49[5]	130,000	122,106
5.150%, due 05/01/30	55,000	60,234
5.805%, due 05/01/50	660,000	775,239
Howmet Aerospace, Inc. 5.900%, due 02/01/27	35,000	38,938
6.875%, due 05/01/25	145,000	164,644
Signature Aviation US Holdings, Inc. 5.375%, due 05/01/26[3]	135,000	140,117
Spirit AeroSystems, Inc. 3.950%, due 06/15/23	1,500,000	1,265,625
TransDigm, Inc. 6.250%, due 03/15/26[3]	330,000	348,150
6.375%, due 06/15/26	210,000	205,876
7.500%, due 03/15/27[5]	130,000	132,600
		3,303,199
Agriculture—0.9%
BAT Capital Corp. 4.906%, due 04/02/30	485,000	585,447
Imperial Brands Finance PLC 3.500%, due 02/11/23[3]	3,755,000	3,926,245
3.750%, due 07/21/22[3]	1,600,000	1,672,321
		6,184,013
Airlines—1.1%
Air Canada Pass-Through Trust, Series 2013-1, Class B, 5.375%, due 05/15/21[3]	1,151,460	1,048,497

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2020

	Face amount[1]		Value
Corporate bonds—(continued)
Airlines—(concluded)
American Airlines Pass-Through Trust, Series 2013-2, Class A, 4.950%, due 01/15/23		1,162,250	$942,942
Series 2016-2, Class AA, 3.200%, due 06/15/28		1,081,600	1,017,208
Series 2017-2, Class A, 3.600%, due 10/15/29		891,755	731,670
Continental Airlines Pass-Through Trust, Series 2012-2, Class A, 4.000%, due 10/29/24		1,079,214	1,010,257
Delta Air Lines, Inc. 7.375%, due 01/15/26[5]		245,000	242,830
JetBlue Pass Through Trust, Series 2019-1, Class A, 2.950%, due 05/15/28		2,173,176	1,920,207
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd. 6.500%, due 06/20/27[3]		385,000	398,475
Spirit Airlines Pass Through Trust, Series 2015-1, Class A, 4.100%, due 04/01/28		439,340	379,364
			7,691,450
Apparel—0.0%†
Hanesbrands, Inc. 5.375%, due 05/15/25[3]		20,000	21,500
William Carter Co./The 5.625%, due 03/15/27[3,5]		85,000	90,525
			112,025
Auto manufacturers—3.1%
Daimler Finance North America LLC
3 mo. USD LIBOR + 0.880%, 1.238%, due 02/22/22[2,3]		1,800,000	1,796,853
2.550%, due 08/15/22[3]		1,800,000	1,860,621
Ford Motor Co. 4.750%, due 01/15/43		105,000	96,075
5.291%, due 12/08/46		105,000	99,782
9.000%, due 04/22/25		225,000	265,078
Ford Motor Credit Co. LLC 5.125%, due 06/16/25[5]		1,900,000	2,025,533
5.750%, due 02/01/21		970,000	982,125
Ford Motor Credit Co. LLC GMTN 4.389%, due 01/08/26		525,000	539,269
General Motors Co. 6.125%, due 10/01/25[5]		525,000	612,056
General Motors Financial Co., Inc.
3 mo. USD LIBOR + 0.540%, 1.041%, due 11/06/20[2]		1,500,000	1,497,564
3.550%, due 04/09/21		1,600,000	1,624,837
5.100%, due 01/17/24		1,725,000	1,892,866
General Motors Financial Co., Inc. EMTN
3 mo. Euribor + 0.550%, 0.152%, due 03/26/22[2,6]	EUR	1,200,000	1,369,283
Harley-Davidson Financial Services, Inc. 2.550%, due 06/09/22[3]		1,100,000	1,114,140
	Face amount[1]		Value
Corporate bonds—(continued)
Auto manufacturers—(concluded)
Volkswagen Bank GmbH EMTN 2.500%, due 07/31/26[6]	EUR	1,200,000	$1,544,177
Volkswagen Group of America Finance LLC
3 mo. USD LIBOR + 0.860%, 1.157%, due 09/24/21[2,3]		1,500,000	1,496,875
3 mo. USD LIBOR + 0.940%, 1.375%, due 11/12/21[2,3]		1,500,000	1,499,524
2.850%, due 09/26/24[3]		1,500,000	1,605,346
3.350%, due 05/13/25[3]		460,000	501,936
			22,423,940
Auto parts & equipment—0.1%
American Axle & Manufacturing, Inc. 6.875%, due 07/01/28		40,000	40,789
Dana, Inc. 5.375%, due 11/15/27		10,000	10,540
5.625%, due 06/15/28		15,000	15,750
Goodyear Tire & Rubber Co./The 5.125%, due 11/15/23[5]		40,000	40,200
9.500%, due 05/31/25		35,000	39,331
IHO Verwaltungs GmbH
4.750% Cash or 5.500 PIK, 4.750%, due 09/15/26[3,7]		200,000	203,500
Meritor, Inc. 6.250%, due 06/01/25[3]		20,000	21,200
			371,310
Banks—12.2%
Banco Santander SA 2.746%, due 05/28/25		200,000	211,611
3.490%, due 05/28/30		200,000	221,557
Bank of America Corp.
(fixed, converts to FRN on 04/24/27), 3.705%, due 04/24/28		530,000	606,255
(fixed, converts to FRN on 06/20/24), 5.125%, due 06/20/24[8]		86,000	88,694
(fixed, converts to FRN on 09/05/24), 6.250%, due 09/05/24[8]		102,000	110,845
Bank of America Corp. MTN
(fixed, converts to FRN on 02/13/30), 2.496%, due 02/13/31		290,000	308,115
(fixed, converts to FRN on 03/05/28), 3.970%, due 03/05/29[5]		405,000	471,390
4.000%, due 01/22/25		1,500,000	1,676,357
(fixed, converts to FRN on 03/20/50), 4.083%, due 03/20/51		280,000	365,837
4.125%, due 01/22/24		3,700,000	4,128,181
Bank of New York Mellon Corp./The, Series F,
(fixed, converts to FRN on 09/20/26), 4.625%, due 09/20/26[5,8]		82,000	84,660
Barclays Bank PLC 7.625%, due 11/21/22		1,600,000	1,758,631

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2020

	Face amount[1]		Value
Corporate bonds—(continued)
Banks—(continued)
Barclays PLC
3 mo. USD LIBOR + 1.625%, 1.898%, due 01/10/23[2,5]		2,000,000	$2,009,472
(fixed, converts to FRN on 02/15/22), 4.610%, due 02/15/23		1,100,000	1,159,754
4.836%, due 05/09/28		535,000	602,943
(fixed, converts to FRN on 05/16/28), 4.972%, due 05/16/29		1,100,000	1,318,978
(fixed, converts to FRN on 12/15/20), 8.000%, due 12/15/20[8]	EUR	1,000,000	1,187,789
BNP Paribas SA
(fixed, converts to FRN on 01/31/30), 3.052%, due 01/13/31[3]		445,000	485,485
CIT Group, Inc. 4.750%, due 02/16/24		55,000	56,925
5.000%, due 08/15/22		535,000	552,387
5.250%, due 03/07/25		45,000	48,150
Citigroup, Inc.
3 mo. USD LIBOR + 0.960%, 1.205%, due 04/25/22[2]		355,000	358,558
(fixed, converts to FRN on 11/05/29), 2.976%, due 11/05/30		375,000	411,000
(fixed, converts to FRN on 10/27/27), 3.520%, due 10/27/28		280,000	315,546
(fixed, converts to FRN on 01/10/27), 3.887%, due 01/10/28		755,000	863,047
4.400%, due 06/10/25		980,000	1,112,253
(fixed, converts to FRN on 01/30/25), 4.700%, due 01/30/25[8]		52,000	50,635
(fixed, converts to FRN on 02/15/23), 5.900%, due 02/15/23[8]		73,000	76,688
Series U,
(fixed, converts to FRN on 09/12/24), 5.000%, due 09/12/24[8]		89,000	89,222
Citizens Financial Group, Inc., Series B,
(fixed, converts to FRN on 07/06/23), 6.000%, due 07/06/23[8]		60,000	54,225
Series C,
(fixed, converts to FRN on 04/06/24), 6.375%, due 04/06/24[8]		80,000	77,144
Comerica, Inc.
(fixed, converts to FRN on 07/01/25), 5.625%, due 07/01/25[5,8]		50,000	53,390
Cooperatieve Rabobank UA 3.875%, due 09/26/23[3]		1,500,000	1,650,628
Credit Suisse AG 6.500%, due 08/08/23[3]		500,000	559,375
Credit Suisse Group AG
3 mo. USD LIBOR + 1.240%, 1.558%, due 06/12/24[2,3]		1,600,000	1,604,951
(fixed, converts to FRN on 04/01/30), 4.194%, due 04/01/31[3]		370,000	432,137
(fixed, converts to FRN on 06/12/23), 4.207%, due 06/12/24[3]		1,600,000	1,736,302
	Face amount[1]	Value
Corporate bonds—(continued)
Banks—(continued)
(fixed, converts to FRN on 12/18/24), 6.250%, due 12/18/24[3,8]	800,000	$852,000
(fixed, converts to FRN on 12/11/23), 7.500%, due 12/11/23[3,8]	700,000	767,375
Credit Suisse Group Funding Guernsey Ltd. 3.800%, due 09/15/22	1,900,000	2,019,417
Deutsche Bank AG 3.300%, due 11/16/22	1,900,000	1,965,061
3.950%, due 02/27/23	1,300,000	1,367,970
(fixed, converts to FRN on 11/26/24), 3.961%, due 11/26/25[5]	1,500,000	1,599,669
4.250%, due 10/14/21	1,100,000	1,135,656
Discover Bank 4.200%, due 08/08/23	1,600,000	1,763,695
Fifth Third Bancorp
(fixed, converts to FRN on 06/30/23), 5.100%, due 06/30/23[5,8]	115,000	106,053
Series L,
(fixed, converts to FRN on 09/30/25), 4.500%, due 09/30/25[8]	25,000	25,437
Goldman Sachs Group, Inc./The
3 mo. USD LIBOR + 0.750%, 1.110%, due 02/23/23[2]	740,000	741,326
(fixed, converts to FRN on 04/23/28), 3.814%, due 04/23/29	470,000	542,957
(fixed, converts to FRN on 10/31/37), 4.017%, due 10/31/38	455,000	555,490
(fixed, converts to FRN on 02/10/25), 4.950%, due 02/10/25[8]	39,000	39,120
Series O,
(fixed, converts to FRN on 11/10/26), 5.300%, due 11/10/26[8]	104,000	111,025
Series Q,
(fixed, converts to FRN on 08/10/24), 5.500%, due 08/10/24[5,8]	43,000	46,171
HSBC Holdings PLC
(fixed, converts to FRN on 05/22/27), 6.000%, due 05/22/27[8]	870,000	860,865
Huntington Bancshares, Inc., Series E,
(fixed, converts to FRN on 04/15/23), 5.700%, due 04/15/23[8]	124,000	115,320
Intesa Sanpaolo SpA, Series XR, 4.000%, due 09/23/29[3]	1,500,000	1,630,993
JPMorgan Chase & Co.
3 mo. USD LIBOR + 0.900%, 1.145%, due 04/25/23[2]	690,000	695,479
(fixed, converts to FRN on 05/13/30), 2.956%, due 05/13/31	435,000	474,017
(fixed, converts to FRN on 04/22/40), 3.109%, due 04/22/41	470,000	532,753
3.300%, due 04/01/26	1,200,000	1,350,048
(fixed, converts to FRN on 07/23/23), 3.797%, due 07/23/24	1,600,000	1,745,275

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2020

	Face amount[1]		Value
Corporate bonds—(continued)
Banks—(continued)
(fixed, converts to FRN on 01/23/48), 3.897%, due 01/23/49		340,000	$437,872
(fixed, converts to FRN on 04/23/28), 4.005%, due 04/23/29		650,000	764,231
(fixed, converts to FRN on 03/24/30), 4.493%, due 03/24/31		190,000	235,601
(fixed, converts to FRN on 02/01/25), 4.600%, due 02/01/25[8]		41,000	39,672
Series CC,
(fixed, converts to FRN on 11/01/22), 4.625%, due 11/01/22[8]		100,000	97,500
Series FF,
(fixed, converts to FRN on 08/01/24), 5.000%, due 08/01/24[5,8]		95,000	95,594
Lloyds Bank PLC EMTN 7.500%, due 04/02/32[4,6]		2,200,000	1,805,131
Lloyds Banking Group PLC 3.000%, due 01/11/22		1,300,000	1,345,513
Lloyds Banking Group PLC MTN 4.000%, due 03/07/25	AUD	1,700,000	1,320,376
M&T Bank Corp., Series G,
(fixed, converts to FRN on 08/01/24), 5.000%, due 08/01/24[8]		56,000	57,193
Mitsubishi UFJ Financial Group, Inc.
3 mo. USD LIBOR + 0.740%, 1.084%, due 03/02/23[2]		1,600,000	1,602,744
3.455%, due 03/02/23		1,900,000	2,032,932
Mizuho Financial Group, Inc.
(fixed, converts to FRN on 09/11/23), 3.922%, due 09/11/24		1,100,000	1,194,795
Morgan Stanley
(fixed, converts to FRN on 07/22/27), 3.591%, due 07/22/28		1,330,000	1,519,351
Series H,
(fixed, converts to FRN on 10/15/20), 3.885%, due 10/15/20[8]		395,000	374,248
Morgan Stanley GMTN
SOFR + 0.700%, 0.791%, due 01/20/23[2]		590,000	591,032
Morgan Stanley MTN
(fixed, converts to FRN on 04/01/30), 3.622%, due 04/01/31		190,000	222,182
Natwest Group PLC
(fixed, converts to FRN on 08/10/20), 7.500%, due 08/10/20[5,8]		1,100,000	1,099,956
(fixed, converts to FRN on 08/15/21), 8.625%, due 08/15/21[5,8]		1,400,000	1,462,706
PNC Financial Services Group, Inc./The 2.200%, due 11/01/24		1,800,000	1,919,329
Series S,
(fixed, converts to FRN on 11/01/26), 5.000%, due 11/01/26[5,8]		67,000	69,930
	Face amount[1]	Value
Corporate bonds—(continued)
Banks—(concluded)
Regions Financial Corp., Series D,
(fixed, converts to FRN on 06/15/25), 5.750%, due 06/15/25[5,8]	25,000	$26,625
Santander UK Group Holdings PLC 2.875%, due 08/05/21	1,700,000	1,740,157
3.125%, due 01/08/21	1,700,000	1,719,627
Societe Generale S.A. 4.250%, due 09/14/23[3]	1,500,000	1,632,145
Standard Chartered PLC
(fixed, converts to FRN on 05/21/24), 3.785%, due 05/21/25[3]	1,500,000	1,600,950
Sumitomo Mitsui Financial Group, Inc. 2.696%, due 07/16/24[5]	1,400,000	1,494,538
Synchrony Bank 3.650%, due 05/24/21	1,600,000	1,624,836
Truist Financial Corp., Series L,
(fixed, converts to FRN on 12/15/24), 5.050%, due 12/15/24[8]	73,000	67,429
Series N,
(fixed, converts to FRN on 09/01/24), 4.800%, due 09/01/24[8]	130,000	131,058
Series Q,
(fixed, converts to FRN on 03/01/30), 5.100%, due 03/01/30[8]	25,000	27,125
UniCredit SpA 7.830%, due 12/04/23[3]	3,300,000	3,866,410
United Overseas Bank Ltd. 3.200%, due 04/23/21[3]	1,600,000	1,627,551
Wells Fargo & Co.
3 mo. USD LIBOR + 1.110%, 1.374%, due 01/24/23[2]	645,000	651,059
3 mo. USD LIBOR + 1.230%, 1.491%, due 10/31/23[2]	1,400,000	1,415,204
Series S,
(fixed, converts to FRN on 06/15/24), 5.900%, due 06/15/24[8]	84,000	85,341
Series U,
(fixed, converts to FRN on 06/15/25), 5.875%, due 06/15/25[8]	69,000	74,692
Wells Fargo & Co. MTN
(fixed, converts to FRN on 02/11/30), 2.572%, due 02/11/31	625,000	663,328
(fixed, converts to FRN on 06/17/26), 3.196%, due 06/17/27	1,500,000	1,643,944
(fixed, converts to FRN on 04/04/50), 5.013%, due 04/04/51	190,000	274,206
Wells Fargo Bank N.A. 3.550%, due 08/14/23	735,000	798,690
		87,395,092

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2020

	Face amount[1]	Value
Corporate bonds—(continued)
Beverages—0.7%
Anheuser-Busch InBev Worldwide, Inc. 4.600%, due 04/15/48	325,000	$402,057
4.600%, due 06/01/60[5]	1,400,000	1,803,339
4.750%, due 04/15/58	555,000	718,759
5.800%, due 01/23/59	395,000	593,035
Suntory Holdings Ltd. 2.250%, due 10/16/24[3]	1,500,000	1,569,440
		5,086,630
Building materials—0.3%
Builders FirstSource, Inc. 5.000%, due 03/01/30[3]	35,000	36,708
Forterra Finance LLC/FRTA Finance Corp. 6.500%, due 07/15/25[3]	50,000	53,000
Fortune Brands Home & Security, Inc. 3.250%, due 09/15/29	1,400,000	1,565,412
JELD-WEN, Inc. 4.625%, due 12/15/25[3]	85,000	85,850
4.875%, due 12/15/27[3,5]	135,000	137,362
Masonite International Corp. 5.375%, due 02/01/28[3,5]	75,000	79,875
5.750%, due 09/15/26[3]	125,000	130,985
Standard Industries, Inc. 4.375%, due 07/15/30[3]	205,000	221,400
4.750%, due 01/15/28[3]	55,000	58,781
5.000%, due 02/15/27[3]	35,000	37,377
		2,406,750
Chemicals—0.5%
CF Industries, Inc. 5.375%, due 03/15/44	30,000	36,612
Element Solutions, Inc. 5.875%, due 12/01/25[3]	120,000	123,900
HB Fuller Co. 4.000%, due 02/15/27	75,000	73,500
Huntsman International LLC 5.125%, due 11/15/22[5]	1,300,000	1,388,085
Minerals Technologies, Inc. 5.000%, due 07/01/28[3]	35,000	36,323
NOVA Chemicals Corp. 4.875%, due 06/01/24[3,5]	85,000	84,787
Olin Corp. 5.625%, due 08/01/29	80,000	76,808
Syngenta Finance N.V. 4.441%, due 04/24/23[3]	1,600,000	1,682,527
Tronox, Inc. 6.500%, due 04/15/26[3,5]	45,000	45,113
Valvoline, Inc. 4.250%, due 02/15/30[3,5]	55,000	57,819
4.375%, due 08/15/25[3]	70,000	72,363
WR Grace & Co-Conn 4.875%, due 06/15/27[3,5]	35,000	37,275
5.625%, due 10/01/24[3]	15,000	16,238
		3,731,350
	Face amount[1]	Value
Corporate bonds—(continued)
Commercial services—1.5%
ADT Security Corp./The 4.875%, due 07/15/32[3]	100,000	$100,119
APX Group, Inc. 6.750%, due 02/15/27[3]	105,000	104,685
ASGN, Inc. 4.625%, due 05/15/28[3]	155,000	158,487
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.750%, due 07/15/27[3,5]	70,000	65,450
Duke University 2.682%, due 10/01/44	1,700,000	1,847,065
Emory University 2.143%, due 09/01/30[5]	1,400,000	1,462,892
Garda World Security Corp. 4.625%, due 02/15/27[3]	165,000	169,524
Gartner, Inc. 5.125%, due 04/01/25[3]	65,000	67,196
IHS Markit Ltd. 5.000%, due 11/01/22[3]	901,000	969,649
Jaguar Holding Co. II/PPD Development LP 4.625%, due 06/15/25[3]	45,000	47,025
5.000%, due 06/15/28[3]	100,000	106,500
Korn Ferry 4.625%, due 12/15/27[3]	90,000	92,340
Moody's Corp. 2.625%, due 01/15/23	1,700,000	1,784,545
Nielsen Co. Luxembourg SARL/The 5.000%, due 02/01/25[3,5]	180,000	184,729
Nielsen Finance LLC/Nielsen Finance Co. 5.000%, due 04/15/22[3]	160,000	160,704
PayPal Holdings, Inc. 2.850%, due 10/01/29	1,800,000	2,031,050
Prime Security Services Borrower LLC/Prime Finance, Inc. 5.750%, due 04/15/26[3]	405,000	449,550
6.250%, due 01/15/28[3]	120,000	125,100
Ritchie Bros Auctioneers, Inc. 5.375%, due 01/15/25[3]	220,000	227,654
Service Corp. International 5.125%, due 06/01/29	50,000	55,250
5.375%, due 05/15/24	90,000	91,781
ServiceMaster Co. LLC/The 5.125%, due 11/15/24[3]	195,000	200,850
United Rentals North America, Inc. 3.875%, due 02/15/31[9]	120,000	120,000
5.250%, due 01/15/30	35,000	38,325
		10,660,470
Computers—0.7%
Apple, Inc. 2.450%, due 08/04/26	610,000	670,135
4.650%, due 02/23/46[5]	455,000	655,940
Dell International LLC/EMC Corp. 4.420%, due 06/15/21[3]	1,509,000	1,550,646
5.450%, due 06/15/23[3]	845,000	931,115

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2020

	Face amount[1]	Value
Corporate bonds—(continued)
Computers—(concluded)
6.100%, due 07/15/27[3]	60,000	$70,926
6.200%, due 07/15/30[3]	55,000	66,980
International Business Machines Corp. 4.250%, due 05/15/49	265,000	348,892
Presidio Holdings, Inc. 4.875%, due 02/01/27[3]	70,000	71,400
Science Applications International Corp. 4.875%, due 04/01/28[3,5]	25,000	26,187
Western Digital Corp. 4.750%, due 02/15/26[5]	250,000	271,875
		4,664,096
Cosmetics & personal Care—0.0%†
Edgewell Personal Care Co. 5.500%, due 06/01/28[3]	250,000	270,625
Distribution & wholesale—0.1%
HD Supply, Inc. 5.375%, due 10/15/26[3,5]	95,000	99,554
IAA, Inc. 5.500%, due 06/15/27[3]	110,000	117,288
KAR Auction Services, Inc. 5.125%, due 06/01/25[3]	185,000	185,925
Performance Food Group, Inc. 5.500%, due 10/15/27[3]	50,000	51,625
6.875%, due 05/01/25[3,5]	20,000	21,550
Resideo Funding, Inc. 6.125%, due 11/01/26[3]	120,000	122,400
Univar Solutions USA, Inc. 5.125%, due 12/01/27[3]	80,000	84,600
		682,942
Diversified financial services—2.6%
AerCap Ireland Capital DAC/AerCap
Global Aviation Trust 4.450%, due 10/01/25	650,000	636,911
4.450%, due 04/03/26	1,200,000	1,172,409
Air Lease Corp. MTN 2.300%, due 02/01/25	475,000	455,492
Aircastle Ltd. 5.500%, due 02/15/22	1,500,000	1,530,284
Avolon Holdings Funding Ltd. 3.950%, due 07/01/24[3]	1,400,000	1,273,953
BGC Partners, Inc. 5.375%, due 07/24/23	1,400,000	1,454,471
Capital One Financial Corp.
3 mo. USD LIBOR + 0.950%, 1.263%, due 03/09/22[2]	185,000	186,215
Charles Schwab Corp./The, Series G,
(fixed, converts to FRN on 06/01/25), 5.375%, due 06/01/25[8]	40,000	43,800
	Face amount[1]		Value
Corporate bonds—(continued)
Diversified financial services—(concluded)
Depository Trust & Clearing Corp./The, Series C,
(fixed, converts to FRN on 09/15/20), 3.480%, due 09/15/20[3,8]		2,000,000	$1,945,000
Discover Financial Services, Series C,
(fixed, converts to FRN on 10/30/27), 5.500%, due 10/30/27[8]		125,000	114,051
Series D,
(fixed, converts to FRN on 06/23/25), 6.125%, due 06/23/25[8]		25,000	26,570
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust, Series 2012 Class 1A, 5.125%, due 11/30/22[3]		207,985	192,554
Emerald Bay SA 0.000%, due 10/08/20[3,10]	EUR	1,553,000	1,791,405
GE Capital Funding LLC 4.400%, due 05/15/30[3]		1,700,000	1,791,377
Global Aircraft Leasing Co. Ltd.
6.500% Cash or 7.250% PIK, 6.500%, due 09/15/24[3,7]		70,000	43,575
Lazard Group LLC 4.375%, due 03/11/29		400,000	460,187
LeasePlan Corp. N.V. 2.875%, due 10/24/24[3]		1,500,000	1,554,197
Lehman Brothers Holdings, Inc. MTN 0.000%, due 12/30/16[11]		1,900,000	22,800
1.000%, due 12/30/16[11]		900,000	10,800
1.000%, due 01/24/49[11]		4,500,000	54,000
LPL Holdings, Inc. 4.625%, due 11/15/27[3]		60,000	61,800
5.750%, due 09/15/25[3]		293,000	304,720
Navient Corp. 5.875%, due 10/25/24		25,000	25,625
Navient Corp. MTN 6.125%, due 03/25/24[5]		70,000	72,450
Series A, 5.625%, due 01/25/25		500,000	446,828
OneMain Finance Corp. 6.125%, due 03/15/24		35,000	38,088
6.875%, due 03/15/25		1,345,000	1,503,037
7.125%, due 03/15/26		105,000	123,095
Synchrony Financial 2.850%, due 07/25/22		1,150,000	1,176,147
			18,511,841
Electric—5.8%
Adani Electricity Mumbai Ltd. 3.949%, due 02/12/30[3]		1,800,000	1,777,779
American Transmission Systems, Inc. 5.250%, due 01/15/22[3]		900,000	955,880
Avangrid, Inc. 3.800%, due 06/01/29		1,600,000	1,906,544

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2020

	Face amount[1]	Value
Corporate bonds—(continued)
Electric—(continued)
Berkshire Hathaway Energy Co. 4.250%, due 10/15/50[3]	255,000	$348,804
Black Hills Corp. 2.500%, due 06/15/30[5]	1,400,000	1,481,377
Calpine Corp. 4.500%, due 02/15/28[3]	370,000	382,025
4.625%, due 02/01/29[3,9]	133,000	134,327
5.000%, due 02/01/31[3,9]	184,000	188,578
5.125%, due 03/15/28[3]	95,000	98,681
5.750%, due 01/15/25[5]	135,000	138,915
Clearway Energy Operating LLC 4.750%, due 03/15/28[3]	35,000	37,406
Commonwealth Edison Co. 3.700%, due 03/01/45	745,000	927,050
Dominion Energy, Inc., Series B,
(fixed, converts to FRN on 12/15/24), 4.650%, due 12/15/24[8]	55,000	56,012
Duke Energy Corp. 3.750%, due 04/15/24	1,700,000	1,885,764
Edison International 2.950%, due 03/15/23[5]	1,500,000	1,541,935
Enel Finance International N.V. 4.250%, due 09/14/23[3]	1,600,000	1,744,426
Entergy Gulf States Louisiana LLC 5.590%, due 10/01/24	2,207,000	2,639,656
Exelon Corp. 4.700%, due 04/15/50	350,000	483,575
Idaho Power Co., Series K, 4.200%, due 03/01/48	1,400,000	1,846,843
LG&E and KU Energy LLC 4.375%, due 10/01/21	1,440,000	1,486,356
MidAmerican Energy Co. 3.650%, due 04/15/29[5]	1,400,000	1,702,484
Monongahela Power Co. 3.550%, due 05/15/27[3]	1,800,000	2,028,304
NextEra Energy Capital Holdings, Inc. 3.200%, due 02/25/22	1,500,000	1,563,634
3.550%, due 05/01/27	1,700,000	1,972,285
Niagara Mohawk Power Corp. 4.278%, due 12/15/28[3]	2,100,000	2,527,324
NRG Energy, Inc. 5.250%, due 06/15/29[3]	180,000	199,021
7.250%, due 05/15/26	105,000	113,244
Ohio Power Co., Series M, 5.375%, due 10/01/21	480,000	508,215
Pacific Gas and Electric Co. 1.750%, due 06/16/22[5]	900,000	903,351
3.300%, due 08/01/40[5]	225,000	229,335
3.400%, due 08/15/24[5]	1,400,000	1,473,149
3.750%, due 02/15/24[5]	1,600,000	1,691,803
PPL Capital Funding, Inc. 3.500%, due 12/01/22[5]	1,700,000	1,797,190
	Face amount[1]	Value
Corporate bonds—(continued)
Electric—(concluded)
Sempra Energy 2.900%, due 02/01/23	2,178,000	$2,300,344
Talen Energy Supply LLC 6.625%, due 01/15/28[3]	150,000	150,620
7.250%, due 05/15/27[3]	115,000	119,600
7.625%, due 06/01/28[3]	35,000	36,575
Vistra Operations Co. LLC 5.000%, due 07/31/27[3]	125,000	133,438
5.500%, due 09/01/26[3]	60,000	63,225
5.625%, due 02/15/27[3]	90,000	96,616
Xcel Energy, Inc. 3.400%, due 06/01/30	1,600,000	1,879,842
		41,551,532
Electrical components & equipment—0.1%
Energizer Holdings, Inc. 4.750%, due 06/15/28[3,5]	280,000	300,328
6.375%, due 07/15/26[3]	70,000	74,615
7.750%, due 01/15/27[3]	70,000	77,700
EnerSys 4.375%, due 12/15/27[3]	45,000	45,464
		498,107
Electronics—0.0%†
Sensata Tech, Inc. 4.375%, due 02/15/30[3]	20,000	21,374
Sensata Technologies BV 4.875%, due 10/15/23[3]	145,000	152,431
		173,805
Energy-Alternate Sources—0.4%
Azure Power Solar Energy Pvt Ltd. 5.650%, due 12/24/24[3]	1,500,000	1,529,625
Greenko Solar Mauritius Ltd. 5.950%, due 07/29/26[3]	1,300,000	1,317,891
		2,847,516
Engineering & construction—0.3%
AECOM 5.875%, due 10/15/24	35,000	38,631
frontdoor, Inc. 6.750%, due 08/15/26[3]	185,000	199,569
Sydney Airport Finance Co. Pty Ltd. 3.375%, due 04/30/25[3]	1,800,000	1,949,613
		2,187,813
Entertainment—0.2%
Cedar Fair LP 5.250%, due 07/15/29[5]	25,000	23,618
Cedar Fair LP/Canada's Wonderland Co./ Magnum Management Corp./Millennium Op 5.375%, due 04/15/27	35,000	33,775
5.500%, due 05/01/25[3]	275,000	280,844
Churchill Downs, Inc. 5.500%, due 04/01/27[3]	295,000	308,644

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2020

	Face amount[1]	Value
Corporate bonds—(continued)
Entertainment—(concluded)
Live Nation Entertainment, Inc. 4.750%, due 10/15/27[3,5]	250,000	$231,250
4.875%, due 11/01/24[3]	155,000	146,475
6.500%, due 05/15/27[3]	285,000	306,375
Six Flags Entertainment Corp. 4.875%, due 07/31/24[3]	55,000	52,233
Six Flags Theme Parks, Inc. 7.000%, due 07/01/25[3,5]	220,000	236,128
Vail Resorts, Inc. 6.250%, due 05/15/25[3]	70,000	75,425
		1,694,767
Environmental control—0.0%†
Clean Harbors, Inc. 4.875%, due 07/15/27[3]	30,000	31,803
5.125%, due 07/15/29[3]	15,000	16,050
Harsco Corp. 5.750%, due 07/31/27[3]	125,000	131,143
		178,996
Food—0.8%
Danone SA 2.077%, due 11/02/21[3]	1,500,000	1,525,805
Grupo Bimbo SAB de CV 4.700%, due 11/10/47[3]	705,000	818,020
Kraft Heinz Foods Co. 4.375%, due 06/01/46	90,000	93,727
4.875%, due 10/01/49[3]	150,000	165,667
5.000%, due 06/04/42	85,000	95,120
5.200%, due 07/15/45	125,000	142,548
7.125%, due 08/01/39[3]	1,200,000	1,623,811
Kroger Co./The 5.400%, due 01/15/49[5]	115,000	166,976
Lamb Weston Holdings, Inc. 4.875%, due 05/15/28[3,5]	20,000	22,475
Post Holdings, Inc. 4.625%, due 04/15/30[3,5]	115,000	121,037
5.000%, due 08/15/26[3]	30,000	31,439
5.500%, due 12/15/29[3]	295,000	323,748
5.625%, due 01/15/28[3]	95,000	103,816
5.750%, due 03/01/27[3]	20,000	21,300
US Foods, Inc. 6.250%, due 04/15/25[3]	245,000	262,762
		5,518,251
Food Service—0.1%
Aramark Services, Inc. 5.000%, due 04/01/25[3]	70,000	71,925
5.000%, due 02/01/28[3,5]	380,000	382,375
6.375%, due 05/01/25[3]	100,000	105,633
		559,933
Gas—0.1%
Piedmont Natural Gas Co., Inc. 3.350%, due 06/01/50	430,000	514,079
	Face amount[1]	Value
Corporate bonds—(continued)
Hand & machine tools—0.0%†
Colfax Corp.
6.000%, due 02/15/24[3]	35,000	$36,837
6.375%, due 02/15/26[3,5]	70,000	75,600
		112,437
Healthcare-products—0.2%
Abbott Laboratories 3.750%, due 11/30/26	375,000	441,406
Avantor Funding, Inc. 4.625%, due 07/15/28[3,5]	75,000	79,335
Hologic, Inc. 4.375%, due 10/15/25[3]	90,000	92,250
Zimmer Biomet Holdings, Inc. 3.550%, due 04/01/25	385,000	425,690
		1,038,681
Healthcare-services—1.0%
Aetna, Inc. 2.750%, due 11/15/22	1,600,000	1,668,927
Centene Corp. 4.250%, due 12/15/27	110,000	116,875
4.625%, due 12/15/29	175,000	195,170
5.250%, due 04/01/25[3]	35,000	36,400
5.375%, due 08/15/26[3]	165,000	176,550
CVS Pass-Through Trust 4.704%, due 01/10/36[3]	2,883,470	3,109,429
DaVita, Inc. 4.625%, due 06/01/30[3,5]	45,000	47,882
Fresenius Medical Care US Finance, Inc. 5.750%, due 02/15/21[3]	600,000	614,493
HCA, Inc. 3.500%, due 09/01/30	75,000	78,813
5.250%, due 06/15/49	405,000	537,283
5.375%, due 02/01/25	95,000	107,112
5.375%, due 09/01/26	130,000	148,850
5.625%, due 09/01/28	115,000	137,137
5.875%, due 02/01/29	140,000	170,450
LifePoint Health, Inc. 4.375%, due 02/15/27[3]	45,000	45,986
Tenet Healthcare Corp. 4.625%, due 09/01/24[3]	15,000	15,338
4.625%, due 06/15/28[3]	35,000	36,810
5.125%, due 11/01/27[3]	45,000	47,812
		7,291,317
Home builders—0.7%
D.R. Horton, Inc. 4.375%, due 09/15/22	1,400,000	1,492,845
Lennar Corp. 5.375%, due 10/01/22	125,000	133,125
Meritage Homes Corp. 7.000%, due 04/01/22	50,000	53,940
NVR, Inc. 3.950%, due 09/15/22	1,800,000	1,911,227

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2020

	Face amount[1]	Value
Corporate bonds—(continued)
Home builders—(concluded)
Shea Homes LP/Shea Homes Funding Corp. 4.750%, due 02/15/28[3]	35,000	$36,720
Taylor Morrison Communities, Inc. 5.125%, due 08/01/30[3]	180,000	196,650
5.750%, due 01/15/28[3]	80,000	89,817
5.875%, due 06/15/27[3]	75,000	82,875
Taylor Morrison Communities, Inc./ Taylor Morrison Holdings II, Inc. 5.625%, due 03/01/24[3]	140,000	149,100
Toll Brothers Finance Corp. 4.350%, due 02/15/28[5]	65,000	70,363
5.625%, due 01/15/24[5]	105,000	115,500
TRI Pointe Group, Inc. 5.250%, due 06/01/27	85,000	89,250
5.700%, due 06/15/28[5]	195,000	214,500
TRI Pointe Group, Inc./TRI Pointe Homes, Inc. 5.875%, due 06/15/24	30,000	32,331
		4,668,243
Household products/wares—0.0%†
Spectrum Brands, Inc. 5.000%, due 10/01/29[3,5]	15,000	15,450
5.500%, due 07/15/30[3]	25,000	25,937
5.750%, due 07/15/25	85,000	87,550
		128,937
Insurance—1.0%
Equitable Holdings, Inc. 4.350%, due 04/20/28[5]	1,700,000	1,964,584
5.000%, due 04/20/48	485,000	611,201
Fidelity National Financial, Inc. 3.400%, due 06/15/30	1,500,000	1,629,959
Jackson National Life Global Funding 2.375%, due 09/15/22[3]	1,500,000	1,543,523
Prudential Financial, Inc.
(fixed, converts to FRN on 05/15/25), 5.375%, due 05/15/45	47,000	50,401
Reliance Standard Life Global Funding II 3.850%, due 09/19/23[3]	1,400,000	1,506,567
		7,306,235
Internet—0.4%
Expedia Group, Inc. 3.800%, due 02/15/28	1,400,000	1,386,188
Go Daddy Operating Co. LLC/ GD Finance Co., Inc. 5.250%, due 12/01/27[3]	140,000	149,275
Match Group Holdings II LLC 4.625%, due 06/01/28[3]	45,000	47,518
5.625%, due 02/15/29[3,5]	135,000	146,475
Netflix, Inc. 3.625%, due 06/15/25[3,5]	25,000	26,500
4.875%, due 04/15/28	115,000	133,678
5.375%, due 11/15/29[3,5]	115,000	139,294
5.750%, due 03/01/24	60,000	67,350
5.875%, due 02/15/25	25,000	28,750
	Face amount[1]	Value
Corporate bonds—(continued)
Internet—(concluded)
5.875%, due 11/15/28[5]	125,000	$154,375
6.375%, due 05/15/29[5]	165,000	209,550
		2,488,953
Iron & steel—0.0%†
Carpenter Technology Corp. 6.375%, due 07/15/28	45,000	47,264
Leisure Time—0.1%
Carnival Corp. 10.500%, due 02/01/26[3,5]	80,000	82,817
11.500%, due 04/01/23[3]	275,000	299,247
Royal Caribbean Cruises Ltd. 11.500%, due 06/01/25[3,5]	255,000	280,968
		663,032
Lodging—0.6%
Hilton Domestic Operating Co., Inc. 5.125%, due 05/01/26	80,000	82,800
5.375%, due 05/01/25[3]	5,000	5,227
5.750%, due 05/01/28[3]	85,000	90,737
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp. 4.625%, due 04/01/25	55,000	55,894
4.875%, due 04/01/27[5]	165,000	171,394
Hyatt Hotels Corp. 5.375%, due 04/23/25	20,000	21,486
Marriott International, Inc. 3.600%, due 04/15/24[5]	1,500,000	1,529,805
4.625%, due 06/15/30	25,000	26,800
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.500%, due 03/01/25[3]	2,065,000	1,941,100
		3,925,243
Machinery-construction & mining—0.0%†
Terex Corp. 5.625%, due 02/01/25[3,5]	320,000	324,442
Machinery-diversified—0.1%
RBS Global, Inc./Rexnord LLC 4.875%, due 12/15/25[3]	130,000	133,578
SPX FLOW, Inc. 5.875%, due 08/15/26[3,5]	100,000	104,750
Stevens Holding Co., Inc. 6.125%, due 10/01/26[3]	170,000	181,900
		420,228
Media—2.3%
CCO Holdings LLC/CCO Holdings Capital Corp. 4.250%, due 02/01/31[3]	375,000	391,121
4.500%, due 08/15/30[3]	100,000	105,990
4.500%, due 05/01/32[3]	40,000	42,200
4.750%, due 03/01/30[3]	215,000	228,841
5.000%, due 02/01/28[3]	210,000	222,600
5.375%, due 05/01/25[3]	75,000	77,344
5.500%, due 05/01/26[3]	75,000	79,335

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2020

	Face amount[1]		Value
Corporate bonds—(continued)
Media—(concluded)
5.750%, due 02/15/26[3]		225,000	$235,125
Charter Communications Operating LLC/ Charter Communications Operating Capital 4.464%, due 07/23/22		1,700,000	1,811,308
4.800%, due 03/01/50		765,000	920,497
Clear Channel Worldwide Holdings, Inc. 5.125%, due 08/15/27[3]		19,000	18,620
CSC Holdings LLC 5.500%, due 05/15/26[3]		200,000	209,750
5.500%, due 04/15/27[3]		200,000	214,500
5.750%, due 01/15/30[3]		470,000	521,018
7.500%, due 04/01/28[3]		200,000	230,060
Cumulus Media New Holdings, Inc. 6.750%, due 07/01/26[3]		20,000	18,150
Discovery Communications LLC 3.625%, due 05/15/30		360,000	399,382
DISH DBS Corp. 5.875%, due 11/15/24		115,000	119,911
7.375%, due 07/01/28[3]		60,000	63,508
7.750%, due 07/01/26[5]		30,000	33,828
Entercom Media Corp. 7.250%, due 11/01/24[3,5]		1,500,000	1,233,750
Fox Corp. 5.576%, due 01/25/49		560,000	815,647
Midcontinent Communications/ Midcontinent Finance Corp. 5.375%, due 08/15/27[3]		35,000	36,334
Nexstar Broadcasting, Inc. 5.625%, due 07/15/27[3]		135,000	144,490
Sirius XM Radio, Inc. 4.125%, due 07/01/30[3]		80,000	84,424
4.625%, due 07/15/24[3]		105,000	110,565
5.000%, due 08/01/27[3]		80,000	85,266
5.375%, due 07/15/26[3]		145,000	152,785
5.500%, due 07/01/29[3]		155,000	172,631
TEGNA, Inc. 5.000%, due 09/15/29[3]		60,000	60,487
Telenet Finance Luxembourg Notes SARL 5.500%, due 03/01/28[3]		200,000	210,000
Time Warner Entertainment Co. LP 8.375%, due 03/15/23		1,200,000	1,421,640
ViacomCBS, Inc. 4.200%, due 05/19/32[5]		355,000	407,613
4.950%, due 01/15/31		270,000	326,105
Virgin Media Secured Finance PLC 5.000%, due 04/15/27[3]	GBP	2,200,000	3,000,613
5.500%, due 08/15/26[3]		200,000	212,458
Walt Disney Co./The 3.600%, due 01/13/51		1,500,000	1,758,820
			16,176,716
Metal Fabricate/Hardware—0.0%†
Advanced Drainage Systems, Inc. 5.000%, due 09/30/27[3]		35,000	36,050
	Face amount[1]	Value
Corporate bonds—(continued)
Mining—0.2%
Alcoa Nederland Holding BV 5.500%, due 12/15/27[3,5]	200,000	$215,560
Arconic Corp. 6.125%, due 02/15/28[3,5]	25,000	26,656
Constellium SE 5.625%, due 06/15/28[3]	50,000	52,450
FMG Resources August 2006 Pty Ltd. 4.750%, due 05/15/22[3]	20,000	20,937
Freeport-McMoRan, Inc. 4.125%, due 03/01/28	80,000	84,100
4.250%, due 03/01/30	80,000	83,584
4.375%, due 08/01/28	105,000	111,331
4.550%, due 11/14/24	45,000	49,050
4.625%, due 08/01/30	95,000	101,650
5.000%, due 09/01/27	35,000	37,268
5.250%, due 09/01/29[5]	35,000	38,500
5.400%, due 11/14/34	30,000	33,675
5.450%, due 03/15/43	265,000	294,812
Hudbay Minerals, Inc. 7.250%, due 01/15/23[3,5]	35,000	35,438
7.625%, due 01/15/25[3]	50,000	50,625
Joseph T Ryerson & Son, Inc. 8.500%, due 08/01/28[3]	40,000	42,800
Novelis Corp. 4.750%, due 01/30/30[3]	90,000	93,894
5.875%, due 09/30/26[3]	80,000	85,353
		1,457,683
Miscellaneous manufacturers—0.4%
Amsted Industries, Inc. 4.625%, due 05/15/30[3]	45,000	45,900
General Electric Co. 4.250%, due 05/01/40	1,800,000	1,842,971
4.350%, due 05/01/50[5]	375,000	388,768
General Electric Co., MTN 5.875%, due 01/14/38	430,000	509,633
Hillenbrand, Inc. 5.750%, due 06/15/25	20,000	21,500
		2,808,772
Office & business equipment—0.0%†
CDW LLC/CDW Finance Corp. 4.250%, due 04/01/28[5]	75,000	80,220
5.000%, due 09/01/25	70,000	72,450
		152,670
Oil & gas—2.3%
Apache Corp. 4.375%, due 10/15/28[5]	50,000	49,938
Ascent Resources Utica Holdings LLC/ ARU Finance Corp. 7.000%, due 11/01/26[3]	85,000	54,400
BG Energy Capital PLC 4.000%, due 10/15/21[3]	1,400,000	1,453,711
BP Capital Markets America, Inc. 3.633%, due 04/06/30[5]	225,000	261,031

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2020

	Face amount[1]	Value
Corporate bonds—(continued)
Oil & gas—(concluded)
BP Capital Markets PLC
(fixed, converts to FRN on 03/22/30), 4.875%, due 03/22/30[8]	540,000	$579,150
Canadian Natural Resources Ltd., GMTN 4.950%, due 06/01/47	255,000	308,179
Chevron Corp. 2.978%, due 05/11/40[5]	1,700,000	1,932,167
Concho Resources, Inc. 4.875%, due 10/01/47	440,000	529,567
CrownRock LP/CrownRock Finance, Inc. 5.625%, due 10/15/25[3]	95,000	93,100
Equinor ASA 3.125%, due 04/06/30[5]	1,700,000	1,935,457
Exxon Mobil Corp. 3.452%, due 04/15/51	615,000	728,606
Hilcorp Energy I LP/Hilcorp Finance Co. 5.750%, due 10/01/25[3]	45,000	42,666
6.250%, due 11/01/28[3]	45,000	41,344
Marathon Oil Corp. 2.800%, due 11/01/22[5]	1,900,000	1,923,955
Occidental Petroleum Corp. 2.700%, due 02/15/23	50,000	47,953
2.900%, due 08/15/24	80,000	75,276
3.125%, due 02/15/22[5]	50,000	49,235
3.200%, due 08/15/26	1,730,000	1,574,802
3.500%, due 08/15/29[5]	535,000	475,492
4.300%, due 08/15/39[5]	185,000	149,850
Odebrecht Offshore Drilling Finance Ltd. 6.720%, due 12/01/22[6]	231,120	201,074
7.720%, due 12/01/26[6,7]	1,279,411	121,160
Parsley Energy LLC/Parsley Finance Corp. 5.250%, due 08/15/25[3]	185,000	187,775
5.625%, due 10/15/27[3]	50,000	52,375
PDC Energy, Inc. 5.750%, due 05/15/26[5]	180,000	180,398
Precision Drilling Corp. 7.125%, due 01/15/26[3]	30,000	20,700
7.750%, due 12/15/23	45,000	33,750
Range Resources Corp. 4.875%, due 05/15/25	160,000	134,000
9.250%, due 02/01/26[3]	50,000	48,250
Rio Oil Finance Trust, Series 2014-1, 9.250%, due 07/06/24[3]	970,872	1,008,493
Shell International Finance BV 2.750%, due 04/06/30[5]	1,500,000	1,669,755
WPX Energy, Inc. 5.250%, due 09/15/24[5]	125,000	128,862
5.250%, due 10/15/27	45,000	44,381
5.750%, due 06/01/26	75,000	76,500
5.875%, due 06/15/28[5]	245,000	250,973
		16,464,325
	Face amount[1]	Value
Corporate bonds—(continued)
Oil & gas services—0.0%†
Archrock Partners LP/Archrock Partners Finance Corp. 6.250%, due 04/01/28[3]	60,000	$60,600
Odebrecht Oil & Gas Finance Ltd. 0.000%, due 08/31/20[3,8,10]	174,037	870
USA Compression Partners LP/ USA Compression Finance Corp. 6.875%, due 09/01/27	45,000	46,003
		107,473
Packaging & containers—0.5%
Ardagh Packaging Finance PLC/ Ardagh Holdings USA, Inc. 4.125%, due 08/15/26[3]	215,000	223,127
Berry Global, Inc. 4.500%, due 02/15/26[3,5]	40,000	41,015
4.875%, due 07/15/26[3]	215,000	227,094
5.125%, due 07/15/23[5]	55,000	55,756
5.625%, due 07/15/27[3]	35,000	37,450
Crown Americas LLC/Crown Americas Capital Corp. V 4.250%, due 09/30/26	45,000	47,717
Crown Americas LLC/Crown Americas Capital Corp. VI 4.750%, due 02/01/26	45,000	46,957
Graphic Packaging International, Inc. 4.875%, due 11/15/22	40,000	41,600
Mauser Packaging Solutions Holding Co. 5.500%, due 04/15/24[3,5]	215,000	219,210
Reynolds Group Issuer, Inc./ Reynolds Group Issuer LLC 3 mo. USD LIBOR + 3.500%, 3.775%, due 07/15/21[2,3]	25,000	25,000
Sealed Air Corp. 4.000%, due 12/01/27[3]	75,000	77,625
5.250%, due 04/01/23[3]	75,000	79,687
5.500%, due 09/15/25[3]	70,000	77,350
Silgan Holdings, Inc. 4.125%, due 02/01/28[5]	80,000	82,000
4.750%, due 03/15/25	140,000	142,450
WRKCo, Inc. 4.650%, due 03/15/26	1,200,000	1,418,565
4.900%, due 03/15/29	500,000	615,868
		3,458,471
Pharmaceuticals—2.9%
AbbVie, Inc. 2.900%, due 11/06/22	1,600,000	1,683,061
3.375%, due 11/14/21	1,900,000	1,972,211
3.450%, due 03/15/22[3]	1,400,000	1,456,075
4.050%, due 11/21/39[3,5]	215,000	263,330
4.700%, due 05/14/45	450,000	590,353
Bausch Health Americas, Inc. 8.500%, due 01/31/27[3]	75,000	83,437
Bausch Health Cos., Inc. 5.750%, due 08/15/27[3]	15,000	16,281

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2020

	Face amount[1]		Value
Corporate bonds—(continued)
Pharmaceuticals—(concluded)
6.125%, due 04/15/25[3]		290,000	$299,425
7.000%, due 01/15/28[3]		55,000	59,812
Bayer US Finance II LLC 3 mo. USD LIBOR + 0.630%, 0.927%, due 06/25/21[2,3]		700,000	701,753
3 mo. USD LIBOR + 1.010%, 1.323%, due 12/15/23[2,3]		1,900,000	1,907,691
3.500%, due 06/25/21[3]		1,600,000	1,638,633
Cigna Corp. 3 mo. USD LIBOR + 0.890%, 1.165%, due 07/15/23[2]		800,000	807,162
CVS Health Corp. 3.700%, due 03/09/23		1,500,000	1,614,277
4.750%, due 12/01/22		1,500,000	1,627,683
5.050%, due 03/25/48		470,000	647,540
Mylan N.V. 3.150%, due 06/15/21		1,200,000	1,224,645
Mylan, Inc. 4.550%, due 04/15/28		420,000	498,834
Takeda Pharmaceutical 3.375%, due 07/09/60		390,000	433,214
Takeda Pharmaceutical Co. Ltd. 4.400%, due 11/26/23		1,800,000	2,012,994
Teva Pharmaceutical Finance Netherlands II BV 3.250%, due 04/15/22	EUR	1,200,000	1,416,820
Vizient, Inc. 6.250%, due 05/15/27[3]		55,000	58,575
			21,013,806
Pipelines—1.7%
Buckeye Partners LP 3.950%, due 12/01/26		180,000	178,650
4.125%, due 03/01/25[3]		100,000	100,500
4.125%, due 12/01/27		65,000	63,375
4.500%, due 03/01/28[3]		110,000	109,450
Cheniere Corpus Christi Holdings LLC 7.000%, due 06/30/24		1,600,000	1,847,367
Cheniere Energy Partners LP 4.500%, due 10/01/29		360,000	380,808
5.250%, due 10/01/25		200,000	205,000
5.625%, due 10/01/26		115,000	121,469
DCP Midstream Operating LP 5.125%, due 05/15/29		105,000	105,695
5.375%, due 07/15/25		50,000	52,651
5.600%, due 04/01/44[5]		5,000	4,374
5.625%, due 07/15/27		80,000	83,000
(fixed, converts to FRN on 05/21/23), 5.850%, due 05/21/43[3]		30,000	22,800
6.750%, due 09/15/37[3]		30,000	29,100
Energy Transfer Operating LP 3.750%, due 05/15/30		325,000	321,366
5.250%, due 04/15/29		1,500,000	1,629,133
6.250%, due 04/15/49		370,000	399,002
(fixed, converts to FRN on 02/15/28), 6.625%, due 02/15/28[5,8]		750,000	540,000
	Face amount[1]	Value
Corporate bonds—(continued)
Pipelines—(concluded)
Series G, (fixed, converts to FRN on 05/15/30), 7.125%, due 05/15/30[8]	760,000	$631,750
EQM Midstream Partners LP 4.000%, due 08/01/24	35,000	35,091
4.125%, due 12/01/26	40,000	38,900
4.750%, due 07/15/23[5]	35,000	35,490
5.500%, due 07/15/28	160,000	165,888
6.000%, due 07/01/25[3,5]	40,000	42,426
6.500%, due 07/01/27[3]	50,000	55,130
Genesis Energy LP/Genesis Energy Finance Corp. 6.000%, due 05/15/23	75,000	70,500
6.250%, due 05/15/26	35,000	32,900
6.500%, due 10/01/25	40,000	37,050
Global Partners LP/GLP Finance Corp. 7.000%, due 08/01/27	50,000	48,375
Kinder Morgan, Inc. 5.550%, due 06/01/45	753,000	979,063
MPLX LP 4.000%, due 03/15/28[5]	110,000	119,757
4.700%, due 04/15/48	770,000	829,384
NuStar Logistics LP 4.800%, due 09/01/20	25,000	24,875
5.625%, due 04/28/27	30,000	29,286
6.000%, due 06/01/26[5]	35,000	35,875
Plains All American Pipeline LP/ PAA Finance Corp. 3.550%, due 12/15/29	1,049,000	1,036,048
4.650%, due 10/15/25	379,000	408,623
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 5.500%, due 09/15/24[3]	35,000	33,567
6.000%, due 03/01/27[3]	55,000	49,967
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 4.250%, due 11/15/23	120,000	120,900
5.000%, due 01/15/28	10,000	10,200
5.125%, due 02/01/25	10,000	10,150
5.375%, due 02/01/27	10,000	10,332
5.500%, due 03/01/30[3]	200,000	210,000
5.875%, due 04/15/26[5]	70,000	74,395
6.500%, due 07/15/27[5]	10,000	10,700
6.875%, due 01/15/29	10,000	11,281
Western Midstream Operating LP 3.100%, due 02/01/25	65,000	64,844
4.050%, due 02/01/30[5]	295,000	298,726
		11,755,213
Private Equity—0.2%
Carlyle Finance Subsidiary LLC 3.500%, due 09/19/29[3]	1,500,000	1,603,275
Real estate—0.4%
Ontario Teachers' Cadillac Fairview Properties Trust 3.125%, due 03/20/22[3,5]	300,000	307,317

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2020

	Face amount[1]		Value
Corporate bonds—(continued)
Real estate—(concluded)
Realogy Group LLC/Realogy Co-Issuer Corp. 4.875%, due 06/01/23[3]		35,000	$35,000
Tesco Property Finance 5 PLC 5.661%, due 10/13/41[6]	GBP	685,533	1,224,065
Vesteda Finance BV EMTN 2.500%, due 10/27/22[6]	EUR	1,000,000	1,220,216
			2,786,598
Real estate investment trusts—0.3%
ESH Hospitality, Inc. 4.625%, due 10/01/27[3]		95,000	91,418
5.250%, due 05/01/25[3,5]		235,000	240,048
Healthcare Trust of America Holdings LP 3.100%, due 02/15/30		290,000	305,753
Iron Mountain US Holdings, Inc. 5.375%, due 06/01/26[3]		145,000	150,075
Iron Mountain, Inc. 4.875%, due 09/15/27[3]		60,000	62,325
4.875%, due 09/15/29[3]		100,000	104,175
5.000%, due 07/15/28[3,5]		30,000	31,050
5.250%, due 03/15/28[3]		415,000	435,750
5.250%, due 07/15/30[3]		55,000	57,681
5.625%, due 07/15/32[3]		235,000	252,331
MPT Operating Partnership LP/MPT Finance Corp. 5.250%, due 08/01/26		40,000	42,000
RHP Hotel Properties LP/RHP Finance Corp. 4.750%, due 10/15/27		100,000	93,000
5.000%, due 04/15/23		65,000	63,213
SBA Communications Corp. 3.875%, due 02/15/27[3]		165,000	170,775
Starwood Property Trust, Inc. 4.750%, due 03/15/25		40,000	38,500
5.000%, due 12/15/21[5]		75,000	75,797
VICI Properties LP/VICI Note Co., Inc. 4.250%, due 12/01/26[3]		75,000	77,250
4.625%, due 12/01/29[3]		75,000	78,937
			2,370,078
Retail—0.5%
1011778 BC ULC/New Red Finance, Inc. 4.250%, due 05/15/24[3]		135,000	137,700
5.000%, due 10/15/25[3]		130,000	133,459
5.750%, due 04/15/25[3]		30,000	32,097
Asbury Automotive Group, Inc. 4.500%, due 03/01/28[3]		29,000	29,736
4.750%, due 03/01/30[3]		24,000	24,600
Beacon Roofing Supply, Inc. 4.875%, due 11/01/25[3]		190,000	185,985
KFC Holding Co./Pizza Hut Holdings LLC/ Taco Bell of America LLC 5.000%, due 06/01/24[3,5]		40,000	40,972
5.250%, due 06/01/26[3]		155,000	162,704
McDonald's Corp. MTN 3.600%, due 07/01/30[5]		300,000	351,872
3.625%, due 09/01/49[5]		130,000	152,792
	Face amount[1]	Value
Corporate bonds—(continued)
Retail—(concluded)
Penske Automotive Group, Inc. 5.500%, due 05/15/26	170,000	$177,650
Staples, Inc. 7.500%, due 04/15/26[3]	225,000	197,392
Starbucks Corp. 2.550%, due 11/15/30	1,700,000	1,823,064
Yum! Brands, Inc.
4.750%, due 01/15/30[3]	130,000	141,050
7.750%, due 04/01/25[3]	20,000	22,450
		3,613,523
Semiconductors—2.3%
Amkor Technology, Inc. 6.625%, due 09/15/27[3]	100,000	110,000
Broadcom, Inc. 3.459%, due 09/15/26[3,5]	2,986,000	3,271,004
4.110%, due 09/15/28[3]	1,894,000	2,145,414
4.150%, due 11/15/30[3,5]	565,000	634,507
Microchip Technology, Inc. 3.922%, due 06/01/21[5]	1,300,000	1,330,846
Micron Technology, Inc. 4.975%, due 02/06/26	1,400,000	1,643,339
NXP BV/NXP Funding LLC 4.125%, due 06/01/21[3]	1,800,000	1,849,501
4.625%, due 06/15/22[3]	700,000	747,668
4.875%, due 03/01/24[3]	1,500,000	1,687,300
QUALCOMM, Inc. 4.800%, due 05/20/45[5]	2,000,000	2,855,828
Sensata Technologies UK Financing Co. PLC 6.250%, due 02/15/26[3]	65,000	68,419
		16,343,826
Software—0.7%
BY Crown Parent LLC/BY Bond Finance, Inc. 4.250%, due 01/31/26[3]	56,000	58,047
CDK Global, Inc. 4.875%, due 06/01/27	80,000	85,499
5.875%, due 06/15/26	35,000	37,403
Fair Isaac Corp. 4.000%, due 06/15/28[3]	105,000	109,830
j2 Cloud Services LLC/j2 Cloud Co-Obligor, Inc. 6.000%, due 07/15/25[3]	130,000	135,525
MSCI, Inc. 4.000%, due 11/15/29[3]	75,000	80,625
Nuance Communications, Inc. 5.625%, due 12/15/26	145,000	154,606
Open Text Corp. 5.875%, due 06/01/26[3]	190,000	201,818
Oracle Corp. 3.600%, due 04/01/50	235,000	279,953
3.850%, due 04/01/60	1,615,000	2,016,592
4.000%, due 07/15/46	150,000	187,125
PTC, Inc. 4.000%, due 02/15/28[3]	125,000	131,294
SS&C Technologies, Inc. 5.500%, due 09/30/27[3]	245,000	263,375

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2020

	Face amount[1]		Value
Corporate bonds—(continued)
Software—(concluded)
VMware, Inc. 2.950%, due 08/21/22		1,500,000	$1,565,561
			5,307,253
Telecommunications—2.1%
Altice France SA 5.500%, due 01/15/28[3]		200,000	211,000
5.875%, due 02/01/27[3]	EUR	1,100,000	1,381,641
7.375%, due 05/01/26[3]		800,000	853,320
8.125%, due 02/01/27[3]		215,000	240,308
AT&T, Inc. 3 mo. USD LIBOR + 0.750%, 1.100%, due 06/01/21[2]		670,000	672,849
2.750%, due 06/01/31		350,000	374,647
3.650%, due 06/01/51		670,000	730,847
4.350%, due 06/15/45		160,000	189,358
4.500%, due 03/09/48		515,000	629,337
5.450%, due 03/01/47		770,000	1,046,597
British Telecommunications PLC 4.500%, due 12/04/23		1,500,000	1,676,251
CenturyLink, Inc. 4.000%, due 02/15/27[3]		70,000	73,111
CommScope Technologies LLC 5.000%, due 03/15/27[3,5]		55,000	53,121
6.000%, due 06/15/25[3]		65,000	66,411
CommScope, Inc. 6.000%, due 03/01/26[3]		290,000	309,392
7.125%, due 07/01/28[3]		100,000	105,865
8.250%, due 03/01/27[3,5]		60,000	64,704
Hughes Satellite Systems Corp. 7.625%, due 06/15/21		40,000	42,000
Level 3 Financing, Inc. 4.625%, due 09/15/27[3]		100,000	105,125
5.125%, due 05/01/23		135,000	135,570
Sprint Capital Corp. 6.875%, due 11/15/28[5]		50,000	64,835
8.750%, due 03/15/32		150,000	231,375
Sprint Communications, Inc. 6.000%, due 11/15/22		1,200,000	1,294,500
Sprint Corp. 7.125%, due 06/15/24		210,000	244,976
7.625%, due 03/01/26		80,000	99,998
7.875%, due 09/15/23		125,000	145,000
T-Mobile USA, Inc. 2.550%, due 02/15/31[3,5]		1,000,000	1,038,890
4.375%, due 04/15/40[3]		185,000	226,484
4.500%, due 04/15/50[3]		485,000	608,467
5.375%, due 04/15/27[5]		45,000	49,106
6.500%, due 01/15/26		95,000	100,144
Telecom Italia Capital SA 6.000%, due 09/30/34		40,000	48,577
Verizon Communications, Inc. 3.376%, due 02/15/25		866,000	972,217
4.522%, due 09/15/48		290,000	404,018
	Face amount[1]		Value
Corporate bonds—(concluded)
Telecommunications—(concluded)
Vodafone Group PLC 3.750%, due 01/16/24		455,000	$499,561
			14,989,602
Transportation—0.2%
AP Moller—Maersk A/S 4.500%, due 06/20/29[3]		1,500,000	1,665,015
Trucking & leasing—1.4%
Aviation Capital Group Corp. 6.750%, due 04/06/21[3]		3,320,000	3,373,041
NTT Finance Corp. EMTN 1.900%, due 07/21/21[6]		2,000,000	2,023,029
Penske Truck Leasing Co. LP/PTL Finance Corp. 3.900%, due 02/01/24[3]		1,200,000	1,302,030
4.250%, due 01/17/23[3]		1,300,000	1,400,155
SMBC Aviation Capital Finance DAC 2.650%, due 07/15/21[3,5]		400,000	402,392
4.125%, due 07/15/23[3]		1,600,000	1,678,643
			10,179,290
Total corporate bonds (cost—$370,607,653)			390,064,210
Loan assignments—0.5%
Broadcast—0.5%
Hilton Worldwide Finance, LLC 2019 Term Loan B2 1 mo. USD LIBOR + 1.750%, 1.922%, due 06/22/26[2] (cost—$3,497,868)		3,524,014	3,384,040
Mortgage-backed securities—11.3%
Adjustable Rate Mortgage Trust, Series 2005-5, Class 2A1, 3.827%, due 09/25/35[12]		80,079	73,640
Alba PLC, Series 2007-1, Class A3,
3 mo. LIBOR GBP + 0.170%, 0.342%, due 03/17/39[2,6]	GBP	412,888	507,376
Alternative Loan Trust, Series 2003-J3, Class 2A1, 6.250%, due 12/25/33		19,704	20,078
Series 2005-62, Class 2A1, 12 mo. MTA + 1.000%, 2.322%, due 12/25/35[2]		139,519	124,723
Series 2006-14CB, Class A1, 6.000%, due 06/25/36		1,603,619	1,271,634
Series 2006-41CB, Class 1A9, 6.000%, due 01/25/37		417,142	336,400
Ashford Hospitality Trust, Series 2018-KEYS, Class A,
1 mo. USD LIBOR + 1.000%, 1.175%, due 06/15/35[2,3]		1,500,000	1,409,723
BAMLL Commercial Mortgage Securities Trust, Series 2012-PARK, Class A, 2.959%, due 12/10/30[3]		1,000,000	1,045,179

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2020

	Face amount[1]	Value
Mortgage-backed securities—(continued)
Banc of America Funding Trust, Series 2005-D, Class A1, 3.913%, due 05/25/35[12]	323,278	$322,013
Bank of America Mortgage Trust, Series 2002-G, Class 1A3, 3.611%, due 07/20/32[12]	554	545
BBCCRE Trust, Series 2015-GTP, Class A, 3.966%, due 08/10/33[3]	3,600,000	3,940,880
BCAP LLC Trust, Series 2014-RR5, Class 1A3, 1 mo. USD LIBOR + 0.225%, 0.635%, due 01/26/36[2,3]	56,639	56,543
Bear Stearns Alternative Loan Trust-A Trust, Series 2003-3, Class 1A, 3.544%, due 10/25/33[12]	3,761	3,646
Series 2004-9, Class 2A1, 3.911%, due 09/25/34[12]	206,543	202,387
Series 2005-7, Class 22A1, 3.554%, due 09/25/35[12]	388,946	303,703
Series 2006-1, Class 21A2, 3.311%, due 02/25/36[12]	510,196	420,220
Bear Stearns ARM Trust, Series 2003-1, Class 6A1, 4.016%, due 04/25/33[12]	9,784	9,953
Series 2003-5, Class 2A1, 3.127%, due 08/25/33[12]	69,158	67,108
Series 2004-3, Class 1A2, 3.398%, due 07/25/34[12]	63,898	58,259
Series 2004-6, Class 2A1, 3.736%, due 09/25/34[12]	360,639	351,539
Series 2004-7, Class 1A1, 4.250%, due 10/25/34[12]	137,938	125,909
Chase Mortgage Finance Corp., Series 2005-S3, Class A10, 5.500%, due 11/25/35	1,386,002	1,302,889
Series 2007-S6, Class 2A1, 5.500%, due 12/25/22	598,377	378,793
Citigroup Commercial Mortgage Trust, Series 2015-GC27, Class XA, IO, 1.342%, due 02/10/48[12]	3,286,894	158,285
Citigroup Mortgage Loan Trust, Inc., Series 2005-11, Class A1A, 1 year CMT + 2.400%, 2.570%, due 05/25/35[2]	96,826	95,758
Series 2005-4, Class A, 3.721%, due 08/25/35[12]	239,779	245,710
Series 2005-6, Class A2, 1 year CMT + 2.150%, 2.290%, due 09/25/35[2]	19,503	19,360
Series 2005-6, Class A3, 1 year CMT + 1.800%, 1.940%, due 09/25/35[2]	3,375	3,218
COMM Mortgage Trust, Series 2014-LC15, Class XA, IO, 1.092%, due 04/10/47[12]	9,376,784	301,394
	Face amount[1]	Value
Mortgage-backed securities—(continued)
Series 2014-UBS3, Class XA, IO, 1.075%, due 06/10/47[12]	2,820,459	$96,538
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2003-R4, Class 2A, 4.937%, due 01/25/34[3,12]	540,069	536,939
Series 2004-12, Class 11A1 3.019%, due 08/25/34[12]	76,471	74,325
Series 2004-12, Class 11A2, 3.019%, due 08/25/34[12]	48,930	48,354
Series 2004-12, Class 12A1, 3.012%, due 08/25/34[12]	8,349	8,529
Series 2005-HYB9, Class 5A1, 12 mo. USD LIBOR + 1.750%, 3.793%, due 02/20/36[2]	154,928	146,863
CSAIL Commercial Mortgage Trust, Series 2019-C16, Class A3, 3.329%, due 06/15/52	310,000	347,970
DSLA Mortgage Loan Trust, Series 2005-AR4, Class 2A1A, 1 mo. USD LIBOR + 0.260%, 0.447%, due 08/19/45[2]	184,719	170,436
FHLMC REMIC, Series 1278, Class K, 7.000%, due 05/15/22	1,033	1,053
Series 1367, Class KA, 6.500%, due 09/15/22	122	127
Series 1502, Class PX, 7.000%, due 04/15/23	47,744	50,424
Series 1503, Class PZ, 7.000%, due 05/15/23	12,707	13,496
Series 1534, Class Z, 5.000%, due 06/15/23	15,323	15,847
Series 1548, Class Z 7.000%, due 07/15/23	9,493	10,028
Series 1562, Class Z, 7.000%, due 07/15/23	16,644	17,754
Series 1694, Class Z, 6.500%, due 03/15/24	10,932	11,795
Series 2061, Class Z, 6.500%, due 06/15/28	42,604	48,850
Series 2400, Class FQ, 1 mo. USD LIBOR + 0.500%, 0.675%, due 01/15/32[2]	25,612	25,628
Series 2764, Class LZ, 4.500%, due 03/15/34	422,724	456,498
Series 2764, Class ZG, 5.500%, due 03/15/34	1,329,714	1,533,654
Series 2835, Class JZ, 5.000%, due 08/15/34	268,722	307,946
Series 2921, Class PG, 5.000%, due 01/15/35	1,364,310	1,569,718
Series 2983, Class TZ, 6.000%, due 05/15/35	882,171	1,014,949
Series 3149, Class CZ, 6.000%, due 05/15/36	1,107,749	1,321,776
Series G23, Class KZ, 6.500%, due 11/25/23	13,494	14,331

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2020

	Face amount[1]	Value
Mortgage-backed securities—(continued)
FHLMC Structured Agency Credit Risk Debt Notes, Series 2017-DNA1, Class M2, 1 mo. USD LIBOR + 3.250%, 3.422%, due 07/25/29[2]	503,144	$504,090
Series 2017-DNA2, Class M2, 1 mo. USD LIBOR + 3.450%, 3.622%, due 10/25/29[2]	1,190,000	1,200,002
Series 2017-DNA3, Class M2, 1 mo. USD LIBOR + 2.500%, 2.672%, due 03/25/30[2]	320,000	317,171
Series 2017-HQA2, Class M2, 1 mo. USD LIBOR + 2.650%, 2.822%, due 12/25/29[2]	1,242,606	1,197,821
Series 2018-HQA1, Class M2, 1 mo. USD LIBOR + 2.300%, 2.472%, due 09/25/30[2]	695,562	661,929
Series 2020-RR04, Class X, IO, 2.126%, due 02/27/29[12]	3,460,000	515,222
FHLMC Structured Pass-Through Certificates, Series T-054, Class 2A, 6.500%, due 02/25/43	410,728	507,990
Series T-058, Class 2A, 6.500%, due 09/25/43	255,515	297,800
First Horizon Mortgage Pass-Through Trust, Series 2005-AR3, Class 2A1, 3.117%, due 08/25/35[12]	15,441	12,767
FNMA Connecticut Avenue Securities, Series 2017-C02, Class 2M2, 1 mo. USD LIBOR + 3.650%, 3.822%, due 09/25/29[2]	1,304,294	1,307,920
Series 2017-C03, Class 1M2, 1 mo. USD LIBOR + 3.000%, 3.172%, due 10/25/29[2]	680,000	674,035
Series 2017-C03, Class 2M2, 1 mo. USD LIBOR + 2.800%, 2.972%, due 02/25/30[2]	280,181	272,247
Series 2017-C04, Class 2M2, 1 mo. USD LIBOR + 2.850%, 3.022%, due 11/25/29[2]	1,195,678	1,164,557
Series 2017-C05, Class 1M2, 1 mo. USD LIBOR + 2.200%, 2.372%, due 01/25/30[2]	425,994	412,338
Series 2017-C06, Class 1M2, 1 mo. USD LIBOR + 2.650%, 2.822%, due 02/25/30[2]	258,062	251,951
Series 2017-C07, Class 2M2, 1 mo. USD LIBOR + 2.500%, 2.672%, due 05/25/30[2]	711,372	689,282
Series 2018-C01, Class 1M2, 1 mo. USD LIBOR + 2.250%, 2.422%, due 07/25/30[2]	642,316	619,394
Series 2018-C02, Class 2M2, 1 mo. USD LIBOR + 2.200%, 2.372%, due 08/25/30[2]	202,214	192,657
FNMA REMIC, Series 1991-065, Class Z, 6.500%, due 06/25/21	78	79
	Face amount[1]	Value
Mortgage-backed securities—(continued)
Series 1992-040, Class ZC, 7.000%, due 07/25/22	1,052	$1,086
Series 1992-129, Class L, 6.000%, due 07/25/22	461	474
Series 1993-037, Class PX, 7.000%, due 03/25/23	2,353	2,466
Series 1993-060, Class Z, 7.000%, due 05/25/23	12,211	12,914
Series 1993-070, Class Z, 6.900%, due 05/25/23	1,972	2,087
Series 1993-096, Class PZ, 7.000%, due 06/25/23	9,530	10,105
Series 1993-160, Class ZB, 6.500%, due 09/25/23	4,616	4,853
Series 1993-163, Class ZA, 7.000%, due 09/25/23	1,049	1,114
Series 1998-066, Class FG, 1 mo. USD LIBOR + 0.300%, 0.472%, due 12/25/28[2]	4,600	4,574
Series 1999-W4, Class A9, 6.250%, due 02/25/29	129,510	145,657
Series 2000-034, Class F, 1 mo. USD LIBOR + 0.450%, 0.622%, due 10/25/30[2]	1,863	1,862
Series 2002-080, Class A1, 6.500%, due 11/25/42	511,942	587,892
Series 2003-64, Class AH, 6.000%, due 07/25/33	1,193,641	1,402,470
Series 2003-W8, Class 2A, 7.000%, due 10/25/42	22,126	26,600
Series 2004-T1, Class 1A1, 6.000%, due 01/25/44	313,987	367,220
Series 2004-W8, Class 2A, 6.500%, due 06/25/44	381,284	449,327
Series 2005-024, Class ZE, 5.000%, due 04/25/35	504,123	575,716
Series 2005-120, Class ZU, 5.500%, due 01/25/36	1,299,599	1,536,107
Series 2006-065, Class GD, 6.000%, due 07/25/26	394,601	430,347
GNMA REMIC,
Trust Series 2003-98, Class Z, 6.000%, due 11/20/33	3,347,885	3,854,454
Trust Series 2005-26, Class ZA, 5.500%, due 01/20/35	7,107,841	8,018,678
Trust Series 2015-H20, Class FB, 1 mo. USD LIBOR + 0.600%, 0.778%, due 08/20/65[2]	1,291,937	1,293,100
Trust Series 2016-H11, Class F, 1 mo. USD LIBOR + 0.800%, 0.978%, due 05/20/66[2]	941,946	949,964
Trust Series 2016-H15, Class FA, 1 mo. USD LIBOR + 0.800%, 0.978%, due 07/20/66[2]	1,767,746	1,782,310
Trust Series 2017-182, Class FW, 1 mo. USD LIBOR + 0.350%, 0.521%, due 05/20/47[2]	575,976	577,147

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2020

	Face amount[1]		Value
Mortgage-backed securities—(continued)
Trust Series 2018-38, Class WF, 1 mo. USD LIBOR + 0.300%, 0.471%, due 10/20/43[2]		1,586,057	$1,582,467
GS Residential Mortgage Loan Trust, Series 2005-AR6, Class 2A1, 3.987%, due 09/25/35[12]		176,880	177,110
Harborview Mortgage Loan Trust, Series 2004-11, Class 3A1A,
1 mo. USD LIBOR + 0.700%, 0.887%, due 01/19/35[2]		32,381	29,086
Series 2005-4, Class 3A1, 3.614%, due 07/19/35[12]		167,384	139,184
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2018-LAQ, Class A,
1 mo. USD LIBOR + 1.000%, 1.175%, due 06/15/32[2,3]		1,545,112	1,459,857
Series 2018-PHH, Class A, 1 mo. USD LIBOR + 0.910%, 2.410%, due 06/15/35[2,3]		1,550,537	1,452,494
JPMorgan Mortgage Trust, Series 2005-A8, Class 1A1, 3.924%, due 11/25/35[12]		531,617	461,922
Series 2006-A4, Class 2A2, 3.440%, due 06/25/36[12]		245,054	206,754
Ludgate Funding PLC, Series 2007-1, Class A2A, 3 mo. LIBOR GBP + 0.160%, 0.311%, due 01/01/61[2,6]	GBP	1,486,529	1,819,811
Series 2008-W1X, Class A1, 3 mo. LIBOR GBP + 0.600%, 0.751%, due 01/01/61[2,6]	GBP	640,506	803,534
Mansard Mortgages, Series 2007-1X, Class A2,
3 mo. LIBOR GBP + 0.180%, 0.260%, due 04/15/47[2,6]	GBP	953,794	1,174,682
Morgan Stanley Capital I Trust, Series 2014-CPT, Class B, 3.446%, due 07/13/29[3,12]		1,800,000	1,832,640
NAAC Reperforming Loan REMIC Trust, Series 2004-R3, Class A1, 6.500%, due 02/25/35[3]		602,985	602,908
Nomura Resecuritization Trust, Series 2014-7R, Class 2A3,
1 mo. USD LIBOR + 0.200%, 0.385%, due 12/26/35[2,3]		377,325	368,159
OBX Trust, Series 2019-EXP2, Class 2A1A,
1 mo. USD LIBOR + 0.900%, 1.072%, due 06/25/59[2,3]		265,309	264,430
Reperforming Loan REMIC Trust, Series 2006-R1, Class AF1,
1 mo. USD LIBOR + 0.340%, 0.512%, due 01/25/36[2,3]		668,017	632,231
Residential Funding Mortgage Security I, Series 2004-S9, Class 1A23, 5.500%, due 12/25/34		369,468	378,169
	Face amount[1]		Value
Mortgage-backed securities—(concluded)
Sequoia Mortgage Trust, Series 2007-3, Class 1A1,
1 mo. USD LIBOR + 0.200%, 0.387%, due 07/20/36[2]		103,224	$97,115
Structured ARM Loan Trust, Series 2004-8, Class 3A, 3.106%, due 07/25/34[12]		251,856	255,830
Structured Asset Mortgage Investments, Inc., Series 2002-AR3, Class A1,
1 mo. USD LIBOR + 0.660%, 0.847%, due 09/19/32[2]		57,884	55,823
Series 2006-AR3, Class 11A1, 1 mo. USD LIBOR + 0.210%, 0.382%, due 04/25/36[2]		1,084,390	1,084,211
Thornburg Mortgage Securities Trust, Series 2007-4, Class 2A1, 3.109%, due 09/25/37[12]		604,292	600,173
Towd Point Mortgage Funding, Series 2019-A13A, Class A1,
3 mo. Sonia + 0.900%, 0.965%, due 07/20/45[2,3]	GBP	4,816,552	6,277,453
Uropa Securities PLC, Series 2007-1, Class A3A,
3 mo. LIBOR GBP + 0.200%, 0.293%, due 10/10/40[2,6]	GBP	2,576,169	3,155,676
WaMu Mortgage Pass-Through Certificates, Series 2002-AR6, Class A,
12 mo. MTA + 1.400%, 2.722%, due 06/25/42[2]		13,616	12,691
Series 2005-AR13, Class A1A1, 1 mo. USD LIBOR + 0.290%, 0.462%, due 10/25/45[2]		436,122	424,589
Series 2006-AR2, Class 2A1, 3.553%, due 03/25/36[12]		522,961	461,598
Series 2006-AR9, Class 1A, 12 mo. MTA + 1.000%, 2.322%, due 08/25/46[2]		502,210	480,333
WFRBS Commercial Mortgage Trust, Series 2014-C22, Class XA, IO, 0.807%, due 09/15/57[12]		6,407,164	166,020
Series 2014-LC14, Class XA, IO, 1.195%, due 03/15/47[12]		3,306,391	106,240
Total mortgage-backed securities (cost—$77,605,573)			80,401,659
Municipal bonds—0.3%
Illinois—0.1%
Sales Tax Securitization Corp., Series B, 3.057%, due 01/01/34		1,400,000	1,434,426
New York—0.1%
New York State Dormitory Authority, Personal Income Tax Revenue Bonds, Series D, 4.000%, due 02/15/47		180,000	210,687

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2020

	Face amount[1]		Value
Municipal bonds—(concluded)
New York—(concluded)
New York State Urban Development Corp., Sale Tax Revenue Bonds, Series A, 4.000%, due 03/15/43		180,000	$210,895
			421,582
Texas—0.1%
Texas Water Development Board, Water Implementation Revenue Bonds 4.000%, due 10/15/54		115,000	137,814
Waller Consolidated Independent School District, GO Bonds, (PSF-GTD), 4.000%, due 02/15/50		180,000	217,382
Ysleta Independent School District, Go Bonds, (PSF-GTD), 4.000%, due 08/15/52		105,000	126,278
			481,474
Total municipal bonds (cost—$2,300,929)			2,337,482
Non-U.S. government agency obligations—2.2%
Israel Government International Bond 3.875%, due 07/03/50		1,700,000	2,114,906
4.125%, due 01/17/48		1,600,000	2,066,500
Japan Bank for International Cooperation 2.875%, due 07/21/27		2,200,000	2,513,888
Japan International Cooperation Agency 2.750%, due 04/27/27		1,300,000	1,459,679
Kuwait International Government Bond 2.750%, due 03/20/22[6]		1,700,000	1,757,375
Peruvian Government International Bond 5.940%, due 02/12/29[3]	PEN	5,100,000	1,724,533
Qatar Government International Bond 4.500%, due 04/23/28[6]		1,700,000	2,059,125
5.103%, due 04/23/48[6]		1,600,000	2,355,500
Total non-U.S. government agency obligations (cost—$13,268,141)			16,051,506
U.S. government agency obligations—16.9%
FHLMC 7.645%, due 05/01/25		632,004	726,693
FHLMC ARM 12 mo. USD LIBOR + 1.815%, 3.785%, due 03/01/36[2]		12,664	12,733
FNMA 4.500%, due 04/01/29		105,975	114,720
5.153%, due 11/01/34[12]		2,768,568	2,764,782
FNMA ARM 6 mo. USD LIBOR + 1.538%, 2.449%, due 01/01/36[2]		21,693	21,904
12 mo. MTA + 1.400%, 2.723%, due 08/01/40[2]		20,136	20,230
12 mo. USD LIBOR + 2.015%, 3.015%, due 06/01/36[2]		7,697	7,710
	Face amount[1]	Value
U.S. government agency obligations—(concluded)
12 mo. USD LIBOR + 1.420%, 3.420%, due 03/01/36[2]	9,552	$9,631
12 mo. USD LIBOR + 1.588%, 3.588%, due 12/01/35[2]	21,856	21,993
1 year CMT + 2.102%, 3.685%, due 05/01/30[2]	25,075	25,119
1 year CMT + 2.224%, 3.692%, due 04/01/27[2]	7,099	7,152
1 year CMT + 2.250%, 3.750%, due 05/01/27[2]	4,410	4,438
12 mo. USD LIBOR + 1.815%, 3.815%, due 03/01/36[2]	18,380	18,496
12 mo. USD LIBOR + 1.879%, 3.879%, due 03/01/36[2]	26,647	26,863
12 mo. USD LIBOR + 1.780%, 3.905%, due 11/01/35[2]	3,952	3,969
12 mo. USD LIBOR + 1.912%, 3.912%, due 02/01/36[2]	24,376	24,531
12 mo. USD LIBOR + 1.912%, 3.912%, due 03/01/36[2]	21,824	21,967
12 mo. USD LIBOR + 1.942%, 4.192%, due 09/01/35[2]	6,021	6,042
1 year CMT + 2.645%, 4.270%, due 01/01/36[2]	22,797	22,928
FNMA ARM COFI 3.250%, due 11/01/26[13,14]	10,255	9,482
GNMA II 5.000%, due 07/20/49	13,669,955	14,817,268
5.000%, due 11/20/49	563,094	610,289
5.000%, due 12/20/49	253,505	274,528
5.000%, due 01/20/50	197,749	214,501
GNMA II ARM 1 year CMT + 1.500%, 2.875%, due 05/20/26[2]	5,794	5,954
1 year CMT + 1.500%, 3.000%, due 01/20/26[2]	2,918	2,973
1 year CMT + 1.500%, 3.125%, due 11/20/23[2]	916	939
1 year CMT + 1.500%, 3.250%, due 07/20/25[2]	1,610	1,660
GNMA II TBA 4.500%,	2,000,000	2,135,781
UMBS TBA 2.000%	28,350,000	29,261,164
2.500%	50,135,000	52,510,676
3.000%	13,805,000	14,566,234
3.500%	1,000,000	1,049,414
4.000%	200,000	212,453
4.500%	1,000,000	1,075,078
Total U.S. government agency obligations (cost—$119,736,285)		120,610,295
U.S. Treasury obligations—26.0%
U.S. Treasury Bonds 2.500%, due 02/15/45	53,400,000	68,708,695
2.750%, due 08/15/42	2,995,000	3,988,498
2.875%, due 08/15/45	2,600,000	3,570,227

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2020

	Face amount[1]	Value
U.S. Treasury obligations—(concluded)
3.000%, due 11/15/44	2,600,000	$3,624,867
3.000%, due 05/15/45	200,000	279,719
3.000%, due 02/15/48	500,000	714,707
3.125%, due 02/15/43	1,355,000	1,907,639
U.S. Treasury Inflation Index Bonds (TIPS) 1.000%, due 02/15/46	1,385,062	1,917,947
1.000%, due 02/15/48	2,458,961	3,488,577
U.S. Treasury Notes 1.625%, due 02/15/26	845,000	907,484
1.750%, due 06/30/24	5,400,000	5,732,438
1.750%, due 11/15/29	580,000	645,680
1.875%, due 08/31/22	9,600,000	9,949,125
2.000%, due 02/28/21	16,900,000	17,082,203
2.000%, due 10/31/22[15]	1,000,000	1,042,031
2.125%, due 09/30/21	27,500,000	28,135,938
2.125%, due 09/30/24	10,900,000	11,779,238
2.250%, due 04/30/21[15]	6,500,000	6,602,578
2.250%, due 04/15/22	645,000	668,205
2.250%, due 08/15/27	5,000,000	5,645,703
2.625%, due 02/15/29	6,700,000	7,903,383
2.875%, due 05/31/25	1,035,000	1,167,084
Total U.S. Treasury obligations (cost—$161,250,530)		185,461,966
	Number of shares
Exchange traded funds—0.7%
Invesco Senior Loan ETF[5] (cost—$5,003,936)	217,988	4,717,260
Short-term investments—0.4%
Investment companies—0.4%
State Street Institutional U.S. Government Money Market Fund, 0.09% (cost—$3,258,423)	3,258,423	3,258,423
	Face amount[1]	Value
Short-term U.S. Treasury obligations—0.6%
U.S. Treasury Bills 0.138%, due 05/20/21[16]	3,500,000	$3,496,139
0.159%, due 10/22/20[16]	750,000	749,732
Total short-term U.S. Treasury obligations (cost—$4,245,871)		4,245,871
	Number of shares
Investment of cash collateral from securities loaned—4.1%
Money market funds—4.1%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.12% (cost—$29,099,463)	29,099,463	29,099,463
	Face amount[1]
Repurchase agreements—0.3%
Repurchase agreement dated 07/31/20 with Toronto Dominion Bank, 0.120% due 08/03/20, collateralized by $1,585,000 US Treasury Note, 3.000% due 05/15/47; (value—$2,254,322); proceeds: $2,200,000 (cost—$2,200,000)	2,200,000	2,200,000
Total investments (cost—$832,906,457)—123.9%		884,607,776
Liabilities in excess of other assets—(23.9)%		(170,854,585)
Net assets—100.0%		$713,753,191

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 267.

	Face amount	Value
Reverse repurchase agreements—(0.2)%
Reverse repurchase agreement dated 06/16/20 with Reverse Repo Credit Suisse, (0.250%), to be repurchased 06/16/22 for $(1,641,371), collateralized by 1,600,000 United Overseas Bank Ltd. obligation, 3.200% due 04/23/21; (value—$(1,627,141)) (cost—$(1,633,600))	(1,633,600)	$(1,633,600)

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2020

Foreign exchange options written

Notional amount		Number of contracts	Put options	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
EUR	1,800,000	1,800,000	EUR Put/USD Call, strike @ 1.15 (Counterparty BOA)	09/28/20	$9,518	$(9,402)	$116
EUR	1,800,000	1,800,000	EUR Put/USD Call, strike @ 1.16 (Counterparty BOA)	08/27/20	6,842	(6,093)	749
Total foreign exchange options written					$16,360	$(15,495)	$865

Options written

Notional amount		Number of contracts	Put options	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
USD	815,184,000	8,100,000	FNMA TBA, 2.000%, strike @ 100.64 (Counterparty JPMCB)	08/06/20	$60,750	$—	$60,750
USD	51,280,000	500,000	FNMA TBA, 2.500%, strike @ 102.56 (Counterparty JPMCB)	08/06/20	2,656	—	2,656
USD	40,820,000	400,000	FNMA TBA, 2.500%, strike @ 102.05 (Counterparty GS)	08/06/20	1,625	—	1,625
USD	459,360,000	4,500,000	FNMA TBA, 2.500%, strike @ 102.08 (Counterparty GS)	08/06/20	18,985	—	18,985
	Total options written				$84,016	$—	$84,016

Futures contracts

Number of contracts	Currency		Expiration date	Current notional amount	Value	Unrealized appreciation (depreciation)
Interest rate futures buy contracts:
3	EUR	German Euro Buxl 30 Year Futures	September 2020	$643,848	$674,520	$30,672
2	USD	Australian Dollar Futures	September 2020	137,808	142,940	5,132
4	USD	British Pound Futures	September 2020	315,734	327,700	11,966
2	USD	Canadian Dollar Futures	September 2020	147,436	149,440	2,004
U.S. Treasury futures buy contracts:
13	USD	U.S. Long Bond Futures	September 2020	$2,312,858	$2,369,656	$56,798
297	USD	U.S. Treasury Note 10 Year Futures	September 2020	41,178,726	41,603,203	424,477
854	USD	U.S. Treasury Note 5 Year Futures	September 2020	107,162,081	107,710,750	548,669
Total				$151,898,491	$152,978,209	$1,079,718
Interest rate futures sell contracts:
2	USD	Euro Fx Futures with American Style Options	September 2020	$(284,731)	$(294,987)	$(10,256)
8	EUR	German Euro Bund Futures	September 2020	(1,394,685)	(1,420,160)	(25,475)
15	GBP	United Kingdom Long Gilt Bond Futures	September 2020	(2,066,453)	(2,078,250)	(11,797)
U.S. Treasury futures sell contracts:
1	USD	U.S. Long Bond Futures	September 2020	$(176,352)	$(182,281)	$(5,929)
69	USD	U.S. Treasury Note 10 Year Futures	September 2020	(9,581,785)	(9,665,391)	(83,606)
31	USD	U.S. Ultra Long Treasury Bond Futures	September 2020	(6,754,923)	(7,058,313)	(303,390)
81	USD	U.S. Ultra Treasury Note 10 Year Futures	September 2020	(12,709,133)	(12,899,250)	(190,117)
Total				$(32,968,062)	$(33,598,632)	$(630,570)
Net unrealized appreciation (depreciation)						$449,148

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2020

Centrally cleared credit default swap agreements on corporate issues—sell protection18

Referenced obligations	Notional amount (000)		Maturity date	Payment frequency	Payments received by the Portfolio[17]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
Exelon Generation Co. LLC, bond, 6.200%, due 10/01/17	USD	2,000	12/20/21	Quarterly	1.000%	$24,854	$23,297	$48,151
General Electric Co., bond, 5.000% due 06/15/21	USD	1,000	06/20/24	Quarterly	1.000	9,054	(19,506)	(10,452)
Rolls-Royce PLC, bond, 2.125%, due 06/08/21	EUR	1,400	06/20/24	Quarterly	1.000	(2,694)	(179,973)	(182,667)
Verizon Communications, Inc., bond, 2.550%, due 06/17/19	USD	1,600	12/20/22	Quarterly	1.000	(14,998)	25,847	10,849
Total						$16,216	$(150,335)	$(134,119)

Centrally cleared interest rate swap agreements

Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[17]	Payments received by the Portfolio[17]	Value	Unrealized appreciation (depreciation)
JPY	3,240,000	03/18/26	Semi-Annual	0.300%	6 Month JPY LIBOR	$(652,300)	$(546,425)
JPY	1,800,000	03/18/26	Semi-Annual	0.300	6 Month JPY LIBOR	(368,255)	(318,056)
JPY	230,000	03/20/29	Semi-Annual	0.450	6 Month JPY LIBOR	(92,681)	(79,071)
JPY	580,000	09/20/27	Semi-Annual	0.300	6 Month JPY LIBOR	(141,660)	(120,918)
JPY	310,000	03/20/28	Semi-Annual	0.300	6 Month JPY LIBOR	(79,271)	(96,020)
JPY	756,000	03/20/38	Semi-Annual	0.750	6 Month JPY LIBOR	(806,019)	(829,141)
JPY	220,000	06/18/28	Semi-Annual	0.399	6 Month JPY LIBOR	(72,293)	(72,151)
JPY	736,400	12/20/38	Semi-Annual	0.750	6 Month JPY LIBOR	(791,512)	(831,737)
JPY	60,000	10/22/38	Semi-Annual	0.800	6 Month JPY LIBOR	(70,006)	(69,971)
JPY	200,000	10/31/38	Semi-Annual	0.705	6 Month JPY LIBOR	(199,982)	(211,609)
GBP	1,600	09/16/50	Semi-Annual	0.500	6 Month GBP LIBOR	(52,867)	(19,080)
GBP	5,300	12/16/50	Annual	0.500	12 Month SONIA	(720,305)	(53,122)
JPY	60,000	03/21/48	Semi-Annual	6 Month JPY LIBOR	1.000%	123,532	(12,304)
JPY	1,810,000	06/18/28	Semi-Annual	6 Month JPY LIBOR	0.380	568,639	510,231
USD	7,900	08/22/23	Semi-Annual	3 Month USD LIBOR	2.800	722,504	722,504
JPY	430,000	08/22/39	Semi-Annual	6 Month JPY LIBOR	0.122	(15,528)	(39,366)
JPY	600,000	08/22/39	Semi-Annual	6 Month JPY LIBOR	0.123	(21,114)	(40,682)
JPY	60,000	08/28/39	Semi-Annual	6 Month JPY LIBOR	0.103	(4,216)	(4,216)
JPY	430,000	09/13/26	Semi-Annual	6 Month JPY LIBOR	(0.095)	(8,097)	(8,097)
JPY	210,000	09/13/26	Semi-Annual	6 Month JPY LIBOR	(0.092)	(3,611)	(3,611)
JPY	350,000	09/18/26	Semi-Annual	6 Month JPY LIBOR	(0.068)	(317)	799
JPY	560,000	09/18/26	Semi-Annual	6 Month JPY LIBOR	(0.062)	1,289	3,294
JPY	215,000	09/19/26	Semi-Annual	6 Month JPY LIBOR	(0.063)	74	(206)
JPY	215,000	09/19/26	Semi-Annual	6 Month JPY LIBOR	(0.064)	(553)	(553)
JPY	215,000	09/19/26	Semi-Annual	0.068	6 Month JPY LIBOR	507	227
JPY	108,000	09/20/26	Semi-Annual	6 Month JPY LIBOR	0.087	(1,658)	(1,658)
JPY	262,000	09/24/26	Semi-Annual	6 Month JPY LIBOR	(0.097)	(6,382)	(6,691)
JPY	73,000	03/10/38	Semi-Annual	6 Month JPY LIBOR	0.040	(10,352)	(10,352)
JPY	73,000	03/10/38	Semi-Annual	6 Month JPY LIBOR	0.036	(10,858)	(10,858)
	Total					$(2,713,292)	$(2,148,840)

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2020

OTC credit default swap agreements on corporate issues—sell protection18

Counterparty	Referenced obligations	Notional amount (000)		Maturity date	Payment frequency	Payments received by the Portfolio[17]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
GSI	Republic of South Africa, bond, 5.500%, due 03/09/20	USD	1,600	06/20/2024	Quarterly	1.000%	$49,531	$(107,693)	$(58,162)

Forward foreign currency contracts

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
BB	MYR	2,596,159	USD	603,604	09/17/20	$(7,599)
BNP	USD	570,176	EUR	492,000	08/04/20	9,376
CITI	AUD	1,870,000	USD	1,200,981	08/17/20	(135,102)
CITI	EUR	11,186,000	USD	12,541,602	08/04/20	(634,954)
CITI	GBP	14,370,000	USD	17,831,497	08/04/20	(978,831)
CITI	JPY	32,100,000	USD	300,407	08/17/20	(2,880)
HSBC	CAD	355,000	USD	261,423	08/04/20	(3,611)
Net unrealized appreciation (depreciation)						$(1,753,601)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2020 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Asset-backed securities	$—	$42,775,601	$—	$42,775,601
Corporate bonds	—	390,064,210	—	390,064,210
Loan assignments	—	3,384,040	—	3,384,040
Mortgage-backed securities	—	80,401,659	—	80,401,659
Municipal bonds	—	2,337,482	—	2,337,482
Non-U.S. government agency obligations	—	16,051,506	—	16,051,506
U.S. government agency obligations	—	120,600,813	9,482	120,610,295
U.S. Treasury obligations	—	185,461,966	—	185,461,966
Exchange traded funds	4,717,260	—	—	4,717,260
Short-term investments	—	3,258,423	—	3,258,423
Short-term U.S. Treasury obligations	—	4,245,871	—	4,245,871
Investment of cash collateral from securities loaned	—	29,099,463	—	29,099,463
Repurchase agreements	—	2,200,000	—	2,200,000
Futures contracts	1,079,718	—	—	1,079,718
Swap agreements	—	1,465,689	—	1,465,689
Forward foreign currency contracts	—	9,376	—	9,376
Total	$5,796,978	$881,356,099	$9,482	$887,162,559

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2020

Fair valuation summary—(concluded)

Liabilities Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Reverse repurchase agreements	$—	$(1,633,600)	$—	$(1,633,600)
Foreign exchange options written	—	(15,495)	—	(15,495)
Futures contracts	(630,570)	—	—	(630,570)
Swap agreements	—	(4,437,009)	—	(4,437,009)
Forward foreign currency contracts	—	(1,762,977)	—	(1,762,977)
Total	$(630,570)	$(7,849,081)	$—	$(8,479,651)

At July 31, 2020, there were no transfers in or out of Level 3.

Securities valued using unobservable inputs, i.e. Level 3, were not considered significant to the Fund.

Portfolio footnotes

†  Amount represents less than 0.05%.

1  In US dollars unless otherwise indicated.

2  Variable or floating rate security. The interest rate shown is the rate in effect as of period end and changes periodically.

3  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $190,523,683, represented 26.7% of the Portfolio's net assets at period end.

4  Step bond—coupon rate increases in increments to maturity. The rate disclosed is the rate at the period end; the maturity date disclosed is the ultimate maturity date.

5  Security, or portion thereof, was on loan at the period end.

6  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

7  Payment-in-kind security for which interest may be paid in cash or additional principal, at the discretion of the issuer.

8  Perpetual investment. Date shown reflects the next call date.

9  Security purchased on a when-issued basis. When-issued refers to a transaction made conditionally because a security, although authorized, has not yet been issued.

10  Rate shown reflects annualized yield at the period end on zero coupon bond.

11  Bond interest in default.

12  Variable or floating rate security for which the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

13  Security fair valued by a Valuation Committee under the direction of the Board of Trustees.

14  Significant unobservable inputs were used in the valuation of this security; i.e. Level 3.

15  Security, or portion thereof, pledged as collateral for investments sold short, written options or futures.

16  Rate shown is the discount rate at the date of purchase unless otherwise noted.

17  Payments made or received are based on the notional amount.

18  If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.

See accompanying notes to financial statements.

PACE Municipal Fixed Income Investments

Performance

For the 12-months ended July 31, 2020, the Portfolio's Class P shares returned 3.92% before the deduction of the maximum PACE Select program fee.1 In comparison, the Bloomberg Barclays US Municipal 3-15 Year Blend Index (the "benchmark") returned 5.08%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 105. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Subadvisor's comments2

The Portfolio underperformed its benchmark during the reporting period. This was primarily driven by sector and security selection, whereas duration positioning contributed to results.

The municipal bond market benefited from favorable technical tailwinds during the first half of the reporting period, fueled by steady demand, strong fund flows and limited supply. The appearance of the COVID-19 pandemic was disruptive to the broader economy, creating a challenged municipal credit landscape and negative municipal bond market performance in March 2020. While municipal bond demand improved the latter portion of the reporting period, the Portfolio's sector performance was mixed, with weaker returns among the more COVID-stressed sectors.

From an asset allocation standpoint, an overweight to revenue bonds detracted from performance. Within the revenue sector, the Portfolio was overweight to hospital, airport and transportation bonds which lagged the benchmark. Marginally offsetting this was stronger performance among essential service power and housing bonds. The overall impact from security selection detracted from returns, particularly Michigan Department of Transportation and Birmingham Convention Center revenue bonds.

Fundamental credit conditions for state and local governments remained challenged by the fallout from the COVID-19 pandemic, although the robust technical environment has been a mitigating factor from a performance perspective. From a quality perspective, spread widening was most severe among lower-rated issuers, while highest rated AAA and AA bonds outperformed. The Portfolio benefited relative to the benchmark from a modest underweight to BBB-rated bonds. However, the impact was offset by an overweight to lower investment-grade A-rated issues, mostly within the revenue bond sector.

A modestly long duration posture contributed to performance, as interest rates mover lower. Yields for AAA-rated municipal bonds within the two- and fifteen-year portions on the yield curve fell by 90 to 100 basis points. The

PACE Select Advisors Trust – PACE Municipal Fixed Income Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisor:

Mellon Investments Corporation (f/k/a BNY Mellon Asset Management Company LLC ("Mellon"))

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Gina Toth, CFA, Fred Lee, CFA, Joseph Sciortino and Steve Bienashski

Mellon: Daniel Marques, CFA and Daniel Rabasco, CFA

Objective:

High current income exempt from federal income tax

Investment process:

The subadvisor utilizes a strategy that involves investing

in undervalued sectors, geographical regions or individual

securities.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  Performance is discussed on a gross-of-fees basis—meaning that no fees or expenses are reflected when discussed at the level of a subadvisor's sleeve (or subadvisors' sleeves, if applicable). Alternatively, performance at the overall Portfolio level is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Municipal Fixed Income Investments

Subadvisor's comments – concluded

shape of the high-grade yield curve steepened 11 basis points from to 2 to 10 years (ending the reporting period at 52 basis points). Curve distribution of the Portfolio relative to the benchmark had a neutral impact during the period.

No derivatives were used during the reporting period.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

Special considerations

The Portfolio may be appropriate for long-term investors seeking high current income exempt from federal income taxes. Investors should be able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The yield and value of the Portfolio change every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the issuers in which the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Municipal Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/20	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	3.66%	3.27%	3.25%
Class Y2	4.00	3.51	3.50
Class P3	3.92	3.52	3.50
After deducting maximum sales charge
Class A1	1.37	2.80	3.01
Bloomberg Barclays US Municipal 3-15 Year Blend Index[4]	5.08	3.80	3.86

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 06/30/20	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	2.93%	3.11%	3.25%
Class Y2	3.27	3.35	3.50
Class P3	3.27	3.38	3.50
After deducting maximum sales charge
Class A1	0.64	2.64	3.02

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 27, 2019 prospectuses, were as follows: Class A—0.92% and 0.82%; Class Y—0.73% and 0.57%; and Class P—0.67% and 0.57%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2020 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—0.82%; Class Y—0.57%; and Class P—0.57%. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/ expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 2.25%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The Bloomberg Barclays US Municipal 3-15 Year Blend Index is an unmanaged index for the tax-exempt bond market. The Index includes investment-grade municipal bonds with an effective maturity between 2 and 17 years that have at least one year to maturity. Sectors include general obligation, revenue, insured and pre-refunded bonds. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

PACE Municipal Fixed Income Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE Municipal Fixed Income Investments Class P shares versus the Bloomberg Barclays US Municipal 3-15 Year Blend Index over the 10 years ended July 31, 2020. Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE Municipal Fixed Income Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE Municipal Fixed Income Investments

PACE Municipal Fixed Income Investments

Portfolio statistics—July 31, 2020 (unaudited)

Characteristics
Weighted average duration	4.64 yrs.
Weighted average maturity	8.60 yrs.
Average coupon	4.81%
Top five states[1]	Percentage of net assets
Illinois	11.7%
Texas	10.7
New Jersey	7.8
Pennsylvania	7.5
New York	5.3
Total	43.0%
Credit rating[2]	Percentage of net assets
SP-2	0.2%
AAA	1.8
AA	32.0
A	41.6
BBB	5.5
Non-rated	17.5
Cash equivalents and other assets in excess of liabilities	1.4
Total	100.0%

1  The Portfolio is actively managed and its composition will vary over time.

2  Credit ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Financial Services LLC, an independent rating agency.

PACE Municipal Fixed Income Investments

Portfolio of investments—July 31, 2020

	Face amount	Value
Municipal bonds—98.6%
Alabama—3.1%
Alabama Federal Aid Highway Finance Authority, Series A, 5.000%, due 09/01/29	$2,000,000	$2,587,060
Black Belt Energy Gas District Revenue, Series A-1, 4.000%, VRD	2,000,000	2,341,420
Lower Alabama Gas District Gas Project Revenue 4.000%, VRD	2,500,000	2,879,125
Series A, 5.000%, due 09/01/31	1,500,000	1,971,750
		9,779,355
Alaska—0.5%
City of Anchorage AK Wastewater Revenue Refunding, Series B, 5.000%, due 05/01/31	1,395,000	1,767,242
Arizona—2.3%
Arizona Industrial Development Authority, Series 2019-2, Class A, 3.625%, due 05/20/33	987,491	1,040,974
City of Phoenix Civic Improvement Corp. Revenue Refunding, Series B, AMT, 5.000%, due 07/01/30	1,000,000	1,274,850
Maricopa County Industrial Development Authority (Banner Health Obligation Group), Series A, 5.000%, due 01/01/31	3,000,000	3,671,100
Salt Verde Financial Corp. Revenue Bonds 5.000%, due 12/01/32	1,000,000	1,331,140
		7,318,064
Arkansas—1.0%
City of Fort Smith AR Water & Sewer Revenue Refunding 5.000%, due 10/01/34	1,320,000	1,691,976
University of Arkansas, (Fayetteville Campus), Series A, 5.000%, due 11/01/29	1,385,000	1,622,223
		3,314,199
California—3.0%
California State 5.000%, due 10/01/30	2,815,000	3,774,324
5.000%, due 04/01/33	2,710,000	3,629,801
Los Angeles Department of Airports (Los Angeles International Airport), Series A, AMT, 5.000%, due 05/15/32	2,000,000	2,195,580
		9,599,705
Colorado—4.4%
Colorado Health Facilities Authority, Series A, 5.000%, due 01/01/30	1,500,000	1,990,035
	Face amount	Value
Municipal bonds—(continued)
Colorado—(concluded)
Colorado Health Facilities Authority, Revenue Refunding Adventhealth Obligated Group 5.000%, VRD	$1,500,000	$1,878,270
Denver City & County Airport Revenue, Subseries A, AMT, 5.500%, due 11/15/26	7,000,000	8,007,440
University of Colorado Revenue Refunding, Series A-2, 5.000%, due 06/01/30	1,750,000	2,303,192
		14,178,937
Connecticut—2.5%
Connecticut Special Tax Revenue, Series B, 5.000%, due 10/01/30	2,000,000	2,596,920
Connecticut State (Gaap Conversion Bonds—2013), Series A, 5.000%, due 10/15/25	2,900,000	3,304,724
Hartford County Metropolitan District Revenue (Green Bonds), Series A, 5.000%, due 11/01/29	1,870,000	2,166,301
		8,067,945
District of Columbia—1.7%
Metropolitan Washington, Airport Authority Airport System Revenue, Series A, AMT, 5.000%, due 10/01/22	2,000,000	2,186,380
AMT, 5.000%, due 10/01/28	2,500,000	3,147,875
		5,334,255
Florida—4.8%
Citizens Property Insurance Corp. Revenue, Series A-1, 5.000%, due 06/01/25	7,000,000	8,267,700
County of Broward FL Port Facilities Revenue Unrefunded, Series B, AMT, 5.000%, due 09/01/21	660,000	684,968
County of Polk FL Utility System Revenue 5.000%, due 10/01/35	625,000	852,456
JEA Electric System Revenue, Series 3-A, 5.000%, due 10/01/34	1,630,000	2,159,815
Miami Beach Redevelopment Agency Tax Increment Revenue Refunding 5.000%, due 02/01/28	1,000,000	1,151,570
Orange County Florida Tourist Development Tax Revenue Refunding, Series B, 5.000%, due 10/01/30	1,885,000	2,242,867
		15,359,376

PACE Municipal Fixed Income Investments

Portfolio of investments—July 31, 2020

	Face amount	Value
Municipal bonds—(continued)
Georgia—2.6%
Fulton County Development Authority of Georgia Revenue (Anticipation CTFS-Wellstar Health System, Inc. Project), Series A, 5.000%, due 04/01/36	$1,000,000	$1,209,470
Fulton County Development Authority of Georgia Revenue (Piedmont Healthcare, Inc. Project), Series A, 5.000%, due 07/01/27	1,500,000	1,837,305
Main Street Natural Gas, Inc. Revenue, Series A, 5.500%, due 09/15/28	1,500,000	1,953,120
Series B,
1 mo. USD LIBOR + 0.750%, 0.865%, due 04/01/48 [1]	1,000,000	993,660
Municipal Electric Authority of Georgia Revenue Bonds (Nuclear Power Plants) 5.000%, due 01/01/33	1,000,000	1,244,520
Savannah Economic Development Authority (International Paper Company) 1.900%, due 08/01/24	1,000,000	1,031,550
		8,269,625
Hawaii—0.4%
Hawaii Airports System Revenue, Series A, AMT, 5.000%, due 07/01/29	1,000,000	1,270,870
Illinois—11.7%
Illinois County of Cook Sale Tax Revenue Refunding 5.000%, due 11/15/35	2,500,000	2,980,850
Chicago Waterworks Revenue Senior Lien, Series A-1, 5.000%, due 11/01/29	1,920,000	2,306,611
Series 2017-2, (AGM Insured), 5.000%, due 11/01/31	1,000,000	1,205,600
State of Illinois Sales Tax Revenue, Series A, (BAM Insured), 5.000%, due 06/15/27	3,000,000	3,551,340
Regional Transportation Authority Revenue Refunding, (AGM Insured), 6.000%, due 06/01/25	2,000,000	2,366,740
Illinois Sports Facilities Authority, (BAM Insured), 5.000%, due 06/15/28	1,000,000	1,234,180
Sales Tax Securitization Corp. Revenue Refunding Senior Lien, Series A, 5.000%, due 01/01/36	1,770,000	2,160,497
Illinois Finance Authority Revenue University of Chicago, Series A, 5.000%, due 10/01/29	2,440,000	2,567,758
	Face amount	Value
Municipal bonds—(continued)
Illinois—(concluded)
Chicago O'Hare International Airport Revenue, Series A, AMT, 5.000%, due 01/01/23	$1,150,000	$1,217,413
University of Illinois, (Auxiliary Facilities System), Series A, 5.000%, due 04/01/27	4,000,000	4,410,600
University of Illinois, Series A, 5.000%, due 04/01/30	1,000,000	1,124,950
Chicago O'Hare International Airport Revenue Refunding, Series A, AMT, 5.000%, due 01/01/29	2,500,000	2,872,500
Illinois Municipal Electric Agency Power Supply System Revenue Refunding, Series A, 5.000%, due 02/01/32	2,500,000	2,966,475
Chicago O'Hare International Airport Revenue Senior Lien, Series B, 5.000%, due 01/01/35	1,750,000	2,046,643
Illinois Finance Authority 5.000%, due 06/01/27	2,595,000	2,894,489
Regional Transportation Authority 6.500%, due 07/01/30	1,000,000	1,387,670
		37,294,316
Indiana—3.5%
Indiana Finance Authority Revenue Refunding (Stadium Project), Series A, 5.250%, due 02/01/35	1,000,000	1,166,600
Indiana Finance Authority Revenue University Health Obligated Group, Series B, 2.250%, VRD	5,250,000	5,564,422
Richmond Hospital Authority Revenue Refunding Reid Hospital & Health Care, Series A, 5.000%, due 01/01/30	2,055,000	2,353,160
Whiting City Revenue (BP Products North America, Inc. Project), AMT, 5.000%, VRD	1,840,000	2,149,065
		11,233,247
Kentucky—2.1%
Kentucky Public Energy Authority Revenue, Series A, 4.000%, VRD	2,250,000	2,536,520
Series B, 4.000%, VRD	3,750,000	4,185,038
		6,721,558

PACE Municipal Fixed Income Investments

Portfolio of investments—July 31, 2020

	Face amount	Value
Municipal bonds—(continued)
Louisiana—3.2%
East Baton Rouge Sewerage Commission Revenue Refunding, Series B, 5.000%, due 02/01/28	$1,000,000	$1,192,020
Jefferson Sales Tax District, Series B, (AGM Insured), 4.000%, due 12/01/32	1,895,000	2,269,736
New Orleans Aviation Board Revenue, Series B, (AGM Insured), AMT, 5.000%, due 01/01/28	1,500,000	1,740,900
Parish of St John the Baptist LA (Marathon Oil Corporation) 2.200%, VRD	1,000,000	966,460
State of Louisiana State Highway Improvement Revenue, Series A, 5.000%, due 06/15/29	3,500,000	4,076,905
		10,246,021
Maryland—0.6%
Maryland State Transportation Authority Revenue Baltimore/Washington International, AMT, 5.000%, due 06/01/24	1,700,000	1,939,292
Massachusetts—1.6%
Commonwealth of Massachusetts, Series D, 4.000%, due 05/01/34	2,000,000	2,473,840
Massachusetts Educational Financing Authority, Series K, AMT, 5.000%, due 07/01/22	2,500,000	2,658,025
		5,131,865
Michigan—4.6%
Great Lakes Water Authority Water Supply System Revenue Refunding Senior Lien, Series A, 5.000%, due 07/01/23	1,000,000	1,120,110
Series D, 5.000%, due 07/01/26	1,100,000	1,348,446
Michigan State Finance Authority Revenue Refunding (Beaumont Health Credit Group) 5.000%, due 08/01/33	2,415,000	2,753,462
Michigan State Finance Authority Revenue Refunding (Detroit School District), Series A, 5.000%, due 05/01/22	1,485,000	1,606,147
Michigan State Finance Authority Revenue Refunding Senior Lien (Detroit Water And Sewerage), Series C-3, (AGM Insured), 5.000%, due 07/01/30	1,500,000	1,717,875
	Face amount	Value
Municipal bonds—(continued)
Michigan—(concluded)
Michigan Strategic Fund Revenue, (Improvement Project), AMT, 5.000%, due 06/30/32	$3,300,000	$3,863,541
Saginaw Hospital Finance Authority Revenue 5.000%, due 07/01/28	1,000,000	1,281,040
Utica Community Schools, (School Building And Site) 4.000%, due 05/01/23	1,000,000	1,100,640
		14,791,261
Missouri—3.8%
City of Kansas City, Missouri Airport Revenue, Series A, AMT, 5.000%, due 09/01/23	5,000,000	5,212,650
Missouri Joint Municipal Electric Utility Commission Revenue Refunding Prairie State Project, Series A, 5.000%, due 12/01/25	1,300,000	1,574,287
Missouri State Health & Educational Facilities Authority Health Facilities Revenue Coxhealth, Series A, 5.000%, due 11/15/34	2,000,000	2,318,940
Missouri State Health & Educational Facilities Authority Health Facilities Revenue Saint Luke's Health System 5.000%, due 11/15/28	1,000,000	1,201,250
Missouri State Health & Educational Facilities Authority Health Facilities Revenue SSM Health Care, Series A, 5.000%, due 06/01/27	1,500,000	1,713,300
		12,020,427
Nebraska—1.4%
Nebraska Public Power District Revenue Refunding, Series B, 5.000%, due 01/01/31	1,300,000	1,677,403
Public Power Generation Agency Revenue Refunding Whelan Energy Center Unit 2, Series A, 5.000%, due 01/01/30	2,500,000	2,950,375
		4,627,778
Nevada—0.2%
Reno Sales Tax Revenue Refunding, First Lien, Series 2018A, 5.000%, due 06/01/33	500,000	577,685
New Jersey—7.8%
New Jersey Economic Development Authority Revenue Refunding, Series WW, 5.250%, due 06/15/31	2,100,000	2,375,814
Series XX, 5.000%, due 06/15/26	1,600,000	1,831,888

PACE Municipal Fixed Income Investments

Portfolio of investments—July 31, 2020

	Face amount	Value
Municipal bonds—(continued)
New Jersey—(concluded)
New Jersey Health Care Facilities Financing Authority Revenue Refunding 5.000%, due 07/01/33	$1,000,000	$1,257,310
New Jersey Health Care Facilities Financing Authority Revenue Refunding (Virtua Health) 5.000%, due 07/01/25	1,500,000	1,736,295
New Jersey State Higher Education Assistance Authority Revenue, Series 1A, AMT, 5.000%, due 12/01/21	2,550,000	2,672,323
Series B, AMT, 5.000%, due 12/01/23	2,000,000	2,226,260
New Jersey Transportation Trust Fund Authority Revenue Bonds, Series S, 5.000%, due 06/15/30	1,000,000	1,204,600
New Jersey Turnpike Authority Revenue, Series E, 5.000%, due 01/01/30	1,350,000	1,700,636
Tobacco Settlement Financing Corp. Tobacco Settlement Revenue Refunding, Series A, 5.000%, due 06/01/34	8,000,000	9,889,840
		24,894,966
New York—5.3%
Metropolitan Transportation Authority Revenue Bonds, Series A-1, 5.000%, due 02/01/23	605,000	635,214
Series B, 5.000%, due 11/15/22	895,000	942,131
Nassau County New York Industrial Development, Series B, 5.000%, due 10/01/21	3,045,000	3,208,151
New York City, Series H, 5.000%, due 08/01/25	2,990,000	3,466,845
New York State Urban Development Corp. Empire State Development State Personal Income Tax Revenue Bonds, Series E, 5.000%, due 03/15/31	2,000,000	2,226,800
New York Transportation Development Corp. Special Facility Revenue Refunding (Laguardia Airport Terminal B Redevelopment), Series A, AMT, 5.000%, due 07/01/34	1,000,000	1,103,120
New York Transportation Development Corp. Special Facility Revenue Refunding (Terminal One Group Association), AMT, 5.000%, due 01/01/22	1,500,000	1,560,120
	Face amount	Value
Municipal bonds—(continued)
New York—(concluded)
Port Authority of New York & New Jersey Revenue Consolidated (One Hundred Eighty-Fifth), AMT, 5.000%, due 09/01/22	$2,400,000	$2,624,544
TSASC, Inc. Tobacco Settlement Bonds, Series A, 5.000%, due 06/01/34	1,000,000	1,187,670
		16,954,595
North Carolina—1.0%
North Carolina Medical Care Commission Health Care Facilities Revenue Refunding (Vidant Health) 5.000%, due 06/01/32	1,500,000	1,737,645
North Carolina Turnpike Authority Senior Lien, (AGM Insured), 5.000%, due 01/01/26	1,250,000	1,503,750
		3,241,395
Ohio—0.6%
American Municipal Power, Inc. Revenue, Series A, 5.000%, due 02/15/27	1,000,000	1,149,370
Sycamore Community City School District 4.000%, due 12/01/26	750,000	907,275
		2,056,645
Pennsylvania—7.5%
Allegheny County Hospital Development Authority (Allegheny Health Network Obligated Group Issue) Revenue, Series A, 5.000%, due 04/01/29	3,190,000	3,989,924
Allegheny County Port Authority Special Revenue Refunding Transportation 5.000%, due 03/01/25	1,000,000	1,026,270
Commonwealth Financing Authority Tobacco Master Settlement Payment Revenue 5.000%, due 06/01/31	1,500,000	1,896,810
Delaware Valley Regional Finance Authority, Pennsylvania Local Government Revenue Bonds, Series B, , SIFMA + 0.420% 0.580%, due 09/01/48[1]	3,500,000	3,475,430
Pennsylvania Turnpike Commission Motor License Fund-Enhanced Turnpike Subordinate Special Revenue 5.000%, due 12/01/33	1,500,000	1,867,545
Pennsylvania Turnpike Commission Turnpike Refunding Subordinated Revenue, Series B, 5.000%, due 06/01/28	2,000,000	2,399,960
Pennsylvania Turnpike Commission Turnpike Revenue, Series B, 5.000%, due 12/01/32	1,250,000	1,478,150

PACE Municipal Fixed Income Investments

Portfolio of investments—July 31, 2020

	Face amount	Value
Municipal bonds—(continued)
Pennsylvania—(concluded)
Philadelphia Airport Revenue, Series B, AMT, 5.000%, due 07/01/32	$1,250,000	$1,492,212
Philadelphia School District, Series A, 4.000%, due 09/01/35	1,500,000	1,769,370
Series A, 5.000%, due 09/01/31	1,000,000	1,277,750
Philadelphia School District Prerefunded, Series F, 5.000%, due 09/01/30	10,000	12,779
Philadelphia School District Unrefunded, Series F, 5.000%, due 09/01/30	2,640,000	3,225,394
		23,911,594
Tennessee—1.1%
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board Revenue (Lipscomb University Projects), Series S, 5.000%, due 10/01/35	1,350,000	1,528,187
Tennessee Energy Acquisition Corp. Gas Revenue, Series A, 5.250%, due 09/01/26	1,500,000	1,856,490
		3,384,677
Texas—10.7%
Brazos Higher Education Authority Inc Revenue, Series A-1, AMT, 5.000%, due 04/01/30	1,000,000	1,255,450
Central Texas Regional Mobility Authority Senior Lien Revenue, Series A, 5.000%, due 01/01/35	1,100,000	1,260,435
Central Texas Turnpike System, Series C, 5.000%, due 08/15/31	2,000,000	2,233,460
City of Brownsville, Texas Utilities System Revenue, Series A, 5.000%, due 09/01/28	2,225,000	2,531,805
Clifton Higher Education Finance Corp. Revenue Refunding Idea Public Schools, (PSF-GTD), 5.000%, due 08/15/28	1,100,000	1,297,615
El Paso Texas 5.000%, due 08/15/34	2,000,000	2,461,760
Grand Parkway Transportation Corporation Bond Anticipation Notes Revenue 5.000%, due 02/01/23	500,000	551,860
Harris County Cultural Education Facilities Finance Corp. Revenue Refunding Children's Hospital 4.000%, due 10/01/35	1,750,000	2,110,342
	Face amount	Value
Municipal bonds—(continued)
Texas—(concluded)
Harris County Toll Road Authority Revenue Refunding Senior Lien, Series A, 5.000%, due 08/15/29	$2,025,000	$2,634,768
Harris County-Houston Sports Authority Revenue Refunding Senior Lien, Series A, 5.000%, due 11/15/29	1,000,000	1,046,530
Houston Airport System Revenue Refunding, Series B, 5.000%, due 07/01/29	2,000,000	2,576,340
North Texas Tollway Authority Revenue Refunding, Series A, 5.000%, due 01/01/31	2,750,000	3,210,955
Series A, 5.000%, due 01/01/34	2,775,000	3,202,600
Socorro Independent School District Refunding, Series A, (PSF-GTD), 5.000%, due 08/15/28	2,385,000	2,825,009
Tarrant County Cultural Education Facilities Finance Corp. Hospital Revenue Refunding (Baylor Scott and White Memorial Hospital), Series B, 5.000%, due 11/15/32	1,000,000	1,197,700
University of Houston Revenue Refunding, Series C, 5.000%, due 02/15/29	2,000,000	2,452,120
West Travis County Public Utility Agency Revenue, (BAM Insured), 5.000%, due 08/15/30	1,000,000	1,271,980
		34,120,729
Virginia—1.3%
Virginia College Building Authority Virginia Educational Facilities Revenue Bonds, (21st Century College), Series C, 5.000%, due 02/01/31	1,825,000	2,310,122
Virginia Small Business Financing Authority Senior Lien Revenue Bonds, (95 Express Lanes LLC Project), AMT, 5.000%, due 07/01/34	1,700,000	1,767,728
		4,077,850
Washington—2.0%
Central Puget Sound Regional Transit Authority Revenue (Green Bonds), Series S-1, 5.000%, due 11/01/26	800,000	1,017,704
Port of Seattle Revenue, Series C, AMT, 5.000%, due 04/01/32	1,955,000	2,209,248

PACE Municipal Fixed Income Investments

Portfolio of investments—July 31, 2020

	Face amount	Value
Municipal bonds—(concluded)
Washington—(concluded)
Port of Seattle Revenue, Intermediate Lien, AMT, 5.000%, due 04/01/28	$2,500,000	$3,140,425
		6,367,377
Wisconsin—2.3%
Public Finance Authority lease Development Revenue (Central District Development Project) 5.000%, due 03/01/34	1,500,000	1,766,700
Wisconsin Health & Educational Facilities Authority Revenue (Aspirus, Inc. Obligated Group) 5.000%, due 08/15/27	1,000,000	1,114,600
Wisconsin Health & Educational Facilities Authority Revenue (Unitypoint Health), Series A, 5.000%, due 12/01/26	1,175,000	1,365,197
WPPI Energy Power Supply Revenue, Series A, 5.000%, due 07/01/32	2,760,000	3,107,677
		7,354,174
Total municipal bonds (cost—$292,634,030)		315,207,025
	Number of shares	Value
Short-term investments—0.5%
Investment companies—0.5%
State Street Institutional U.S. Government Money Market Fund, 0.09%[2] (cost—$1,545,950)	1,545,950	$1,545,950
Total investments (cost—$294,179,980)—99.1%		316,752,975
Other assets in excess of liabilities—0.9%		2,783,745
Net assets—100.0%		$319,536,720

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 267.

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2020 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in a Portfolio of investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Municipal bonds	$—	$315,207,025	$—	$315,207,025
Short-term investments	—	1,545,950	—	1,545,950
Total	$—	$316,752,975	$—	$316,752,975

At July 31, 2020, there were no transfers in or out of Level 3.

Portfolio footnotes

1  Variable or floating rate security. The interest rate shown is the rate in effect as of period end and changes periodically.

2  Rates shown reflect yield at July 31, 2020.

See accompanying notes to financial statements.

PACE Global Fixed Income Investments

Performance

For the 12-months ended July 31, 2020, the Portfolio's Class P shares returned 7.54% before the deduction of the maximum PACE Select program fee.1 In comparison, the Bloomberg Barclays Global Aggregate Index (the "benchmark") returned 7.85%, the Bloomberg Barclays Global Aggregate ex-USD 50% Hedged Index returned 4.74%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 116. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Subadvisor's comments2

(Please note that while the subadvisor outperformed the benchmark on a gross-of-fees basis, the Portfolio underperformed net of fees, as reported in the "Performance at a glance" table. As stated in footnote two, the comments that follow address performance on a gross-of-fees basis.)

The Portfolio outperformed its benchmark during the reporting period. Our overweight investment-grade corporate credit allocation and security selection was one of the largest contributors to performance over the period. This allocation detracted from results during the first quarter of 2020, as global investment-grade spreads widened 20 basis points (bps) in February and an additional 190 bps in March, as volatility entered the market in full force. We rotated out of cyclical sectors into defensive sectors. Towards the end of the first quarter, we started adding back our investment-grade corporate exposure via high quality securities, as attractive spread levels, combined with positive technicals on the back of central bank buying, overwhelmed the weak fundamentals. The resulting spread compression was the largest driver of positive returns.

US duration positioning detracted from results relative to the benchmark. We were underweight US duration at the start of 2020, driven by our expectations of higher yields due to improvement in risk appetite post US-China phase one deal. This positioning was not rewarded due to the flight to safety driven rally in US Treasurys and was closed in February 2020. Our overweight to US Treasury Inflation-Protected Securities (TIPS) also detracted from results, due to the fall in inflation expectations amidst the sharp fall in oil prices in the first quarter of the year.

Elsewhere, European spread exposure detracted from performance. We initiated an overweight to Italy in mid-2019, as extended valuations were coupled with better-than-expected budget execution, and the prospect of quantitative easing from the European Central Bank (ECB). However, the positioning was a headwind for returns due to spread widening on the back of political instability in the fourth quarter of 2019 and further in the first quarter of 2020 due to ECB's policy response, which initially fell short of market expectations. We subsequently scaled back our exposures in Italy. However, we continue to remain engaged as the ECB and European Union have demonstrated that they will backstop spreads in periphery countries.

PACE Select Advisors Trust – PACE Global Fixed Income Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisor:

J.P. Morgan Investment Management, Inc. ("J.P. Morgan")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Gina Toth, CFA, Fred Lee, CFA, Joseph Sciortino and Steve Bienashski

J.P. Morgan: Iain Stealey, CFA, Linda Raggi, CFA and Myles Bradshaw, CFA

Objective:

High total return

Investment process:

The subadvisor utilizes a strategy that involves investing

primarily in global fixed income securities either directly

or through the use of financial derivative instruments

where appropriate.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  Performance is discussed on a gross-of-fees basis—meaning that no fees or expenses are reflected when discussed at the level of a subadvisor's sleeve (or subadvisors' sleeves, if applicable). Alternatively, performance at the overall Portfolio level is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Global Fixed Income Investments

Subadvisor's comments – concluded

We utilized derivatives over the period for efficient portfolio management purposes. The main types of financial derivative contracts we use are interest rate futures and foreign exchange currency forwards contracts. This allows us to implement our strategy as well as to hedge or take currency risk. For example, we used interest rate futures to take a short position in US and Germany in the front end of the yield curve. Overall, the use of derivatives was beneficial to our portfolio management process.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

Special considerations

The Portfolio may be appropriate for long-term investors seeking high total return and who are able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The yield and value of the Portfolio change every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the issuers in which the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging markets than in more developed countries.

PACE Global Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/20	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	7.36%	3.29%	2.04%
Class Y2	7.47	3.45	2.22
Class P3	7.54	3.48	2.24
After deducting maximum sales charge
Class A1	3.34	2.50	1.65
Bloomberg Barclays Global Aggregate Index[4]	7.85	4.16	2.79
Bloomberg Barclays Global Aggregate ex USD 50% Hedged Index[5]	4.74	4.14	3.11

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 06/30/20	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	2.59%	2.51%	2.16%
Class Y2	2.76	2.68	2.35
Class P3	2.75	2.69	2.36
After deducting maximum sales charge
Class A1	(1.23)	1.72	1.78

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 27, 2019 prospectuses, supplemented from time to time, were as follows: Class A—1.27% and 1.04%; Class Y—1.11% and 0.88%; and Class P—1.10% and 0.85% Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2020 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.03%; Class Y—0.87%; and Class P—0.84% "Management fee waiver/expense reimbursements" are based on estimated amounts for the current fiscal year. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 3.75%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The Bloomberg Barclays Global Aggregate Index is an unmanaged broad-based, market capitalization-weighted index which is designed to measure the broad investment-grade global fixed income markets for US and non-US government, government-related, corporate and securitized sectors. Investors should note that indices do not reflect the deduction of fees and expenses.

5  The Bloomberg Barclays Global Aggregate ex USD 50% Hedged Index, is an index which provides a broad-based measure of the global investment grade fixed income markets excluding US dollar-denominated debt and provides 50% of its currency exposure in the US dollar. The other major currency exposures in this index are the Euro, the Japanese yen and, to a lesser extent, the British pound and the Canadian dollar. The two major components of this index are the Pan-European Aggregate and the Asian-Pacific Aggregate indices. The index also includes Canadian, Euro-yen, and other non-USD-denominated investment grade aggregate index eligible securities not already in the indices already noted. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

PACE Global Fixed Income Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE Global Fixed Income Investments Class P shares versus the Bloomberg Barclays Global Aggregate Index and the Bloomberg Barclays Global Aggregate ex USD 50% Hedged Index over the 10 years ended July 31, 2020. Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE Global Fixed Income Investments is a professionally managed portfolio while the Indices are not available for investment and are unmanaged. The comparison is shown for illustration purposes only.

PACE Global Fixed Income Investments

PACE Global Fixed Income Investments

Portfolio statistics—July 31, 2020 (unaudited)

Characteristics
Weighted average duration	8.05 yrs.
Weighted average maturity	10.01 yrs.
Average coupon	2.94%
Top ten holdings[1]	Percentage of net assets
Bundesrepublik Deutschland Bundesanleihe, 0.010% due 02/15/30	2.6%
UMBS TBA, 3.000%	2.1
UMBS TBA, 2.500%	2.0
Romanian Government International Bond, 3.624% due 05/26/30	1.9
Australia Government Bond, 3.000% due 03/21/47	1.7
Korea Treasury Bond, 3.000% due 09/10/24	1.6
FHLMC, 2.500% due 08/01/50	1.6
Japan Government Forty Year Bond, 2.200% due 03/20/51	1.6
U.S. Treasury Notes, 0.250% due 06/30/25	1.6
Japan Government Twenty Year Bond, 0.300% due 12/20/39	1.5
Total	18.2%
Top five issuer breakdown by country or territory of origin[1]	Percentage of net assets
United States	46.3%
United Kingdom	7.2
Japan	7.1
Italy	6.0
Canada	3.8
Total	70.4%
Investments by type of issuer[1]	Percentage of net assets
Government and other public issuers	46.4%
Industrial	29.9
Banks and other financial institutions	21.5
Investment companies	3.9
Cash equivalents and liabilities in excess of other assets	(1.7)
Total	100.0%

1  The Portfolio is actively managed and its composition will vary over time.

PACE Global Fixed Income Investments

Portfolio of investments—July 31, 2020

	Face amount		Value
Asset-backed securities—1.0%
United Kingdom—0.7%
Penarth Master Issuer PLC, Series 2018-2A, Class A1,
1 mo. USD LIBOR + 0.450%, 0.637%, due 09/18/22[1,2]	USD	1,480,000	$1,479,475
Series 2019-1A, Class A1,
1 mo. USD LIBOR + 0.540%, 0.727%, due 07/18/23[1,2]	USD	900,000	897,916
			2,377,391
United States—0.3%
CF Hippolyta LLC, Series 2020-1, Class A2,
1.990%, due 07/15/60[1]	USD	1,070,000	1,081,550
Total asset-backed securities (cost—$1,707,051)			3,458,941
Corporate bonds—41.4%
Australia—0.2%
BHP Billiton Finance Ltd.
(fixed, converts to FRN on 10/22/24), 5.625%, due 10/22/79[3]	EUR	300,000	413,489
Newcrest Finance Pty Ltd. 3.250%, due 05/13/30[1]	USD	100,000	110,800
			524,289
Belgium—1.6%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. 4.700%, due 02/01/36	USD	340,000	417,782
Anheuser-Busch InBev SA/N.V. EMTN 2.000%, due 03/17/28[3]	EUR	800,000	1,044,196
Anheuser-Busch InBev Worldwide, Inc. 4.439%, due 10/06/48	USD	630,000	764,492
4.600%, due 04/15/48	USD	170,000	210,307
4.750%, due 01/23/29	USD	135,000	165,873
4.900%, due 01/23/31	USD	225,000	288,389
KBC Group N.V.
(fixed, converts to FRN on 03/05/24), 4.750%, due 03/05/24[3,4]	EUR	2,000,000	2,379,460
			5,270,499
Brazil—0.6%
Braskem Netherlands Finance BV 4.500%, due 01/31/30[1]	USD	429,000	397,361
Petrobras Global Finance BV 5.600%, due 01/03/31	USD	1,360,000	1,428,000
			1,825,361
Canada—1.2%
Emera U.S. Finance LP 4.750%, due 06/15/46	USD	265,000	344,101
Enbridge, Inc. 3.700%, due 07/15/27	USD	366,000	407,970
Fortis, Inc. 3.055%, due 10/04/26	USD	1,516,000	1,661,337
HSBC Bank Canada 0.950%, due 05/14/23[1]	USD	1,300,000	1,313,863
	Face amount		Value
Corporate bonds—(continued)
Canada—(concluded)
MEG Energy Corp. 6.500%, due 01/15/25[1]	USD	55,000	$54,037
NOVA Chemicals Corp. 5.250%, due 06/01/27[1]	USD	40,000	37,850
Videotron Ltd. 5.375%, due 06/15/24[1]	USD	45,000	48,825
			3,867,983
Chile—0.1%
Empresa de Transporte de Pasajeros Metro SA 4.700%, due 05/07/50[1,5]	USD	390,000	487,988
Denmark—0.1%
Orsted A/S
(fixed, converts to FRN on 08/24/24), 2.250%, due 11/24/17[3]	EUR	400,000	484,390
France—3.5%
Air Liquide Finance SA 2.250%, due 09/27/23[1]	USD	410,000	430,054
BPCE SA 2.700%, due 10/01/29[1,5]	USD	1,060,000	1,155,174
5.700%, due 10/22/23[1]	USD	1,910,000	2,143,510
Credit Agricole SA
(fixed, converts to FRN on 12/23/25), 8.125%, due 12/23/25[1,4]	USD	700,000	815,500
Engie SA 2.875%, due 10/10/22[3]	USD	2,369,000	2,458,357
(fixed, converts to FRN on 06/02/24), 3.875%, due 06/02/24[3,4]	EUR	400,000	508,286
Orange SA EMTN
(fixed, converts to FRN on 04/01/23), 5.750%, due 04/01/23[3,4]	GBP	300,000	428,534
Societe Generale SA
(fixed, converts to FRN on 04/06/28), 6.750%, due 04/06/28[3,4]	USD	928,000	932,064
Societe Generale SA EMTN 5.200%, due 04/15/21[3]	USD	800,000	826,902
Total Capital International SA 3.461%, due 07/12/49	USD	200,000	239,049
Total Capital SA EMTN 5.125%, due 03/26/24[3]	EUR	550,000	771,014
TOTAL SE EMTN
(fixed, converts to FRN on 04/04/24), 1.750%, due 04/04/24[3,4]	EUR	700,000	825,125
			11,533,569
Ireland—0.1%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 6.500%, due 07/15/25	USD	150,000	160,940

PACE Global Fixed Income Investments

Portfolio of investments—July 31, 2020

	Face amount		Value
Corporate bonds—(continued)
Italy—0.3%
Enel Finance International N.V. EMTN 1.966%, due 01/27/25[3]	EUR	264,000	$337,696
Telecom Italia Capital SA 6.000%, due 09/30/34	USD	75,000	91,082
UniCredit SpA EMTN
(fixed, converts to FRN on 06/03/27), 3.875%, due 06/03/27[3,4]	EUR	740,000	643,956
			1,072,734
Japan—0.6%
Mitsubishi UFJ Financial Group, Inc. 3.218%, due 03/07/22	USD	1,145,000	1,193,511
Sumitomo Mitsui Banking Corp. 3.200%, due 07/18/22	USD	580,000	609,030
Takeda Pharmaceutical Co. Ltd. 3.025%, due 07/09/40	USD	200,000	217,384
			2,019,925
Luxembourg—0.2%
SELP Finance SARL 1.500%, due 11/20/25[3]	EUR	520,000	620,007
Mexico—0.4%
Petroleos Mexicanos 5.350%, due 02/12/28	USD	950,000	833,625
5.950%, due 01/28/31[3]	USD	500,000	430,000
			1,263,625
Netherlands—2.2%
ABN AMRO Bank N.V.
(fixed, converts to FRN on 09/22/25), 4.375%, due 09/22/25[3,4]	EUR	1,000,000	1,145,557
ABN AMRO Bank N.V. EMTN 6.375%, due 04/27/21[3]	EUR	1,950,000	2,400,369
ING Groep N.V. EMTN
(fixed, converts to FRN on 04/11/23), 3.000%, due 04/11/28	EUR	1,600,000	1,988,363
(fixed, converts to FRN on 09/26/24), 1.625%, due 09/26/29[3]	EUR	300,000	360,628
Shell International Finance BV 2.375%, due 04/06/25	USD	740,000	794,312
3.125%, due 11/07/49	USD	140,000	155,246
Volkswagen International Finance N.V.
(fixed, converts to FRN on 03/20/22), 2.500%, due 03/20/22[3,4]	EUR	400,000	466,233
			7,310,708
Portugal—0.6%
EDP Finance BV EMTN 1.125%, due 02/12/24[3]	EUR	800,000	973,760
2.000%, due 04/22/25[3]	EUR	910,000	1,157,140
			2,130,900
Spain—0.5%
Banco Santander SA EMTN 3.250%, due 04/04/26[3]	EUR	300,000	385,540
	Face amount		Value
Corporate bonds—(continued)
Spain—(concluded)
CaixaBank SA
(fixed, converts to FRN on 06/13/24), 6.750%, due 06/13/24[3,4]	EUR	600,000	$710,304
Iberdrola International BV EMTN 0.375%, due 09/15/25[3]	EUR	500,000	597,957
			1,693,801
Switzerland—1.1%
Credit Suisse AG 2.800%, due 04/08/22	USD	390,000	405,309
2.950%, due 04/09/25	USD	440,000	482,785
Credit Suisse Group AG
(fixed, converts to FRN on 09/12/24), 2.125%, due 09/12/25[3]	GBP	600,000	807,902
(fixed, converts to FRN on 04/01/30), 4.194%, due 04/01/31[1]	USD	690,000	805,878
(fixed, converts to FRN on 08/21/26), 6.375%, due 08/21/26[1,4]	USD	780,000	821,441
(fixed, converts to FRN on 07/17/23), 7.500%, due 07/17/23[1,4]	USD	400,000	421,816
			3,745,131
United Kingdom—4.8%
AstraZeneca PLC 4.000%, due 09/18/42	USD	530,000	698,083
BAE Systems PLC 3.400%, due 04/15/30[1,5]	USD	170,000	191,641
BAT Capital Corp. 4.390%, due 08/15/37	USD	195,000	222,760
4.700%, due 04/02/27	USD	1,840,000	2,144,383
Centrica PLC EMTN 4.375%, due 03/13/29[3]	GBP	200,000	315,349
Diageo Capital PLC 2.000%, due 04/29/30	USD	200,000	212,123
Eversholt Funding PLC EMTN 6.359%, due 12/02/25[3]	GBP	430,000	695,183
GlaxoSmithKline Capital PLC 3.000%, due 06/01/24	USD	365,000	397,826
Heathrow Funding Ltd. EMTN 1.875%, due 07/12/32[3]	EUR	290,000	352,152
6.750%, due 12/03/26[3]	GBP	600,000	992,350
HSBC Holdings PLC
(fixed, converts to FRN on 11/22/22), 3.033%, due 11/22/23	USD	1,200,000	1,257,731
(fixed, converts to FRN on 03/13/27), 4.041%, due 03/13/28	USD	1,010,000	1,127,234
Imperial Brands Finance PLC 3.125%, due 07/26/24[1]	USD	440,000	467,282
Nationwide Building Society
(fixed, converts to FRN on 06/20/27), 1.000%, due 06/20/27[3,4,6]	GBP	900,000	1,200,189
(fixed, converts to FRN on 12/20/24), 5.875%, due 12/20/24[3,4]	GBP	200,000	265,233

PACE Global Fixed Income Investments

Portfolio of investments—July 31, 2020

	Face amount		Value
Corporate bonds—(continued)
United Kingdom—(concluded)
Natwest Group PLC
(fixed, converts to FRN on 05/15/22), 3.498%, due 05/15/23	USD	985,000	$1,029,947
(fixed, converts to FRN on 03/22/24), 4.269%, due 03/22/25	USD	380,000	418,404
Reynolds American, Inc. 4.850%, due 09/15/23	USD	960,000	1,077,604
Sky Ltd. GMTN 2.250%, due 11/17/25[3]	EUR	510,000	671,734
Standard Chartered PLC
(fixed, converts to FRN on 04/01/30), 4.644%, due 04/01/31[1]	USD	945,000	1,101,803
Vodafone Group PLC 4.125%, due 05/30/25	USD	425,000	486,240
5.000%, due 05/30/38	USD	315,000	408,247
5.250%, due 05/30/48	USD	170,000	230,988
			15,964,486
United States—23.3%
Abbott Ireland Financing DAC 0.375%, due 11/19/27[3]	EUR	400,000	476,171
AbbVie, Inc. 3.200%, due 11/21/29[1]	USD	1,350,000	1,517,289
4.250%, due 11/21/49[1]	USD	240,000	306,789
4.875%, due 11/14/48	USD	165,000	227,194
ACCO Brands Corp. 5.250%, due 12/15/24[1,5]	USD	35,000	35,875
AES Corp./The 6.000%, due 05/15/26[5]	USD	30,000	31,725
Albertsons Cos., Inc./ Safeway, Inc./New Albertsons LP/ Albertson's LLC 4.875%, due 02/15/30[1,5]	USD	125,000	135,375
Ally Financial, Inc. 4.625%, due 03/30/25	USD	65,000	71,946
Altria Group, Inc. 2.350%, due 05/06/25	USD	100,000	106,336
3.400%, due 05/06/30	USD	140,000	156,319
4.250%, due 08/09/42	USD	45,000	50,661
Ameren Corp. 3.500%, due 01/15/31	USD	380,000	439,304
American Electric Power Co., Inc., Series F, 2.950%, due 12/15/22	USD	400,000	419,514
American Tower Corp. 1.375%, due 04/04/25	EUR	300,000	368,193
3.125%, due 01/15/27	USD	530,000	586,609
3.950%, due 03/15/29	USD	290,000	342,354
American Water Capital Corp. 2.800%, due 05/01/30	USD	960,000	1,082,235
AmeriGas Partners LP/AmeriGas Finance Corp. 5.875%, due 08/20/26	USD	45,000	49,655
Amgen, Inc. 2.300%, due 02/25/31	USD	100,000	106,653
	Face amount		Value
Corporate bonds—(continued)
United States—(continued)
Apple, Inc. 4.650%, due 02/23/46	USD	420,000	$605,483
Arconic Corp. 6.125%, due 02/15/28[1,5]	USD	100,000	106,625
AT&T, Inc. 2.050%, due 05/19/32	EUR	200,000	254,758
2.250%, due 02/01/32[6]	USD	240,000	246,079
2.300%, due 06/01/27	USD	265,000	280,653
2.750%, due 06/01/31	USD	425,000	454,929
3.500%, due 06/01/41	USD	230,000	249,579
4.300%, due 12/15/42	USD	15,000	17,757
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor, Inc. 3.337%, due 12/15/27	USD	360,000	397,973
Bank of America Corp.
(fixed, converts to FRN on 12/20/22), 3.004%, due 12/20/23	USD	915,000	964,471
(fixed, converts to FRN on 12/20/27), 3.419%, due 12/20/28	USD	910,000	1,028,816
Bank of America Corp. EMTN
(fixed, converts to FRN on 02/07/24), 1.379%, due 02/07/25[3]	EUR	800,000	978,227
2.300%, due 07/25/25[3]	GBP	490,000	682,966
Bank of America Corp. MTN
(fixed, converts to FRN on 10/22/24), 2.456%, due 10/22/25	USD	280,000	297,087
Bausch Health Americas, Inc. 9.250%, due 04/01/26[1,5]	USD	65,000	73,105
Bausch Health Cos., Inc. 5.000%, due 01/30/28[1]	USD	235,000	236,170
Becton Dickinson and Co. 2.823%, due 05/20/30	USD	720,000	791,024
3.700%, due 06/06/27	USD	196,000	224,279
3.794%, due 05/20/50	USD	150,000	182,634
Berkshire Hathaway Energy Co. 4.450%, due 01/15/49[5]	USD	150,000	208,927
Berry Global, Inc. 4.875%, due 07/15/26[1]	USD	45,000	47,531
Biogen, Inc. 2.250%, due 05/01/30	USD	150,000	157,082
Boeing Co./The 3.500%, due 03/01/39	USD	90,000	81,279
5.040%, due 05/01/27	USD	535,000	578,622
5.705%, due 05/01/40	USD	260,000	293,946
Boston Scientific Corp. 4.700%, due 03/01/49	USD	20,000	28,178
BP Capital Markets America, Inc. 3.000%, due 02/24/50	USD	60,000	64,775
3.410%, due 02/11/26	USD	220,000	246,140
3.588%, due 04/14/27	USD	690,000	781,539
Brink's Co./The 4.625%, due 10/15/27[1,5]	USD	35,000	35,604
Bristol-Myers Squibb Co. 4.250%, due 10/26/49[5]	USD	305,000	433,455
Broadcom, Inc. 3.150%, due 11/15/25[1]	USD	650,000	700,847

PACE Global Fixed Income Investments

Portfolio of investments—July 31, 2020

	Face amount		Value
Corporate bonds—(continued)
United States—(continued)
Buckeye Partners LP 4.125%, due 03/01/25[1]	USD	35,000	$35,175
Burlington Northern Santa Fe LLC 3.050%, due 02/15/51[5]	USD	690,000	805,204
4.150%, due 12/15/48	USD	75,000	102,285
CCO Holdings LLC/CCO Holdings Capital Corp. 4.750%, due 03/01/30[1]	USD	250,000	266,094
CDK Global, Inc. 5.250%, due 05/15/29[1]	USD	30,000	32,852
CDW LLC/CDW Finance Corp. 4.250%, due 04/01/28[5]	USD	50,000	53,480
Centene Corp. 4.250%, due 12/15/27	USD	125,000	132,812
CenturyLink, Inc. 5.125%, due 12/15/26[1,5]	USD	80,000	83,900
Charter Communications Operating LLC/Charter Communications Operating Capital 2.800%, due 04/01/31	USD	500,000	524,518
3.700%, due 04/01/51	USD	485,000	512,302
Cheniere Energy Partners LP 5.625%, due 10/01/26	USD	30,000	31,688
Chevron Corp. 1.554%, due 05/11/25	USD	580,000	604,448
2.236%, due 05/11/30	USD	250,000	270,280
Citigroup, Inc.
(fixed, converts to FRN on 06/03/30), 2.572%, due 06/03/31	USD	730,000	775,241
(fixed, converts to FRN on 07/24/22), 2.876%, due 07/24/23	USD	3,580,000	3,734,659
(fixed, converts to FRN on 04/08/25), 3.106%, due 04/08/26	USD	1,100,000	1,195,572
(fixed, converts to FRN on 01/24/22), 3.142%, due 01/24/23	USD	345,000	357,165
Series Q,
(fixed, converts to FRN on 11/15/20), 5.950%, due 11/15/20[4]	USD	330,000	324,073
Claremont Mckenna College, Series 2019, 3.378%, due 01/01/50	USD	620,000	705,116
Clear Channel Worldwide Holdings, Inc. 5.125%, due 08/15/27[1]	USD	85,000	83,300
Clearway Energy Operating LLC 5.000%, due 09/15/26	USD	30,000	31,463
Cleveland Electric Illuminating Co./The 3.500%, due 04/01/28[1]	USD	420,000	453,193
Coca-Cola Co./The 1.650%, due 06/01/30	USD	345,000	360,971
Comcast Corp. 3.900%, due 03/01/38	USD	395,000	494,294
3.969%, due 11/01/47	USD	400,000	512,520
4.000%, due 03/01/48	USD	355,000	463,064
CommScope, Inc. 6.000%, due 03/01/26[1]	USD	95,000	101,353
	Face amount		Value
Corporate bonds—(continued)
United States—(continued)
Constellation Brands, Inc. 4.500%, due 05/09/47	USD	80,000	$103,422
Costco Wholesale Corp. 1.750%, due 04/20/32	USD	240,000	251,204
Cox Communications, Inc. 3.500%, due 08/15/27[1]	USD	65,000	73,526
Crown Castle International Corp. 3.300%, due 07/01/30	USD	760,000	859,138
CSX Corp. 2.400%, due 02/15/30	USD	236,000	254,950
Dana Financing Luxembourg SARL 6.500%, due 06/01/26[1]	USD	100,000	104,750
Darling Ingredients, Inc. 5.250%, due 04/15/27[1]	USD	25,000	26,688
Deere & Co. 2.750%, due 04/15/25	USD	260,000	284,982
3.750%, due 04/15/50	USD	55,000	72,276
Dell International LLC/EMC Corp. 7.125%, due 06/15/24[1,5]	USD	60,000	62,293
Delphi Technologies PLC 5.000%, due 10/01/25[1]	USD	30,000	33,225
Discovery Communications LLC 3.625%, due 05/15/30	USD	580,000	643,448
DISH DBS Corp. 6.750%, due 06/01/21	USD	100,000	103,375
Edison International 2.950%, due 03/15/23[5]	USD	1,060,000	1,089,634
Energizer Holdings, Inc. 6.375%, due 07/15/26[1]	USD	45,000	47,967
Entergy Louisiana LLC 3.120%, due 09/01/27	USD	600,000	670,268
4.950%, due 01/15/45	USD	208,000	231,309
Enterprise Products Operating LLC 2.800%, due 01/31/30[5]	USD	205,000	219,572
ESH Hospitality, Inc. 4.625%, due 10/01/27[1]	USD	35,000	33,681
Exelon Corp. 4.450%, due 04/15/46	USD	240,000	311,667
5.150%, due 12/01/20	USD	1,300,000	1,304,663
Exxon Mobil Corp. 2.610%, due 10/15/30	USD	340,000	374,652
FirstEnergy Corp. 2.650%, due 03/01/30[6]	USD	110,000	112,611
Series B, 2.250%, due 09/01/30	USD	913,000	904,690
Series B, 3.900%, due 07/15/27[6]	USD	306,000	337,004
Ford Motor Co. 9.000%, due 04/22/25	USD	120,000	141,375
Fox Corp. 3.500%, due 04/08/30	USD	790,000	898,953
GE Capital International Funding Co. Unlimited Co. 3.373%, due 11/15/25	USD	410,000	433,087
Global Payments, Inc. 2.900%, due 05/15/30	USD	410,000	449,083

PACE Global Fixed Income Investments

Portfolio of investments—July 31, 2020

	Face amount		Value
Corporate bonds—(continued)
United States—(continued)
Goldman Sachs Group, Inc./The
(fixed, converts to FRN on 10/31/21), 2.876%, due 10/31/22	USD	1,520,000	$1,560,603
(fixed, converts to FRN on 06/05/22), 2.908%, due 06/05/23	USD	185,000	192,241
3.500%, due 11/16/26	USD	605,000	674,934
Goldman Sachs Group, Inc./The EMTN 1.625%, due 07/27/26[3]	EUR	600,000	749,592
4.250%, due 01/29/26[3]	GBP	440,000	663,839
Hanesbrands, Inc. 4.875%, due 05/15/26[1,5]	USD	50,000	54,500
HCA, Inc. 3.500%, due 09/01/30	USD	200,000	210,168
Hilton Domestic Operating Co., Inc. 5.125%, due 05/01/26	USD	100,000	103,500
Home Depot, Inc./The 3.125%, due 12/15/49	USD	260,000	306,481
Howmet Aerospace, Inc. 5.125%, due 10/01/24	USD	65,000	69,070
Hughes Satellite Systems Corp. 5.250%, due 08/01/26	USD	30,000	32,936
Huntsman International LLC 4.250%, due 04/01/25	EUR	200,000	250,828
iHeartCommunications, Inc. 6.375%, due 05/01/26	USD	75,000	78,937
International Business Machines Corp. 2.850%, due 05/15/40	USD	220,000	240,796
ITC Holdings Corp. 2.950%, due 05/14/30[1]	USD	990,000	1,097,580
John Deere Cash Management SA EMTN 2.200%, due 04/02/32[3]	EUR	300,000	419,532
Kaiser Aluminum Corp. 6.500%, due 05/01/25[1]	USD	315,000	333,900
Keurig Dr. Pepper, Inc. 3.200%, due 05/01/30	USD	360,000	408,580
3.430%, due 06/15/27	USD	455,000	514,350
Kraft Heinz Foods Co. 4.625%, due 01/30/29	USD	60,000	68,350
Kroger Co./The 2.200%, due 05/01/30	USD	245,000	262,066
3.875%, due 10/15/46	USD	290,000	349,133
Lamar Media Corp. 4.000%, due 02/15/30[1]	USD	75,000	75,750
Lamb Weston Holdings, Inc. 4.875%, due 05/15/28[1,5]	USD	35,000	39,331
Lennar Corp. 4.750%, due 11/29/27	USD	35,000	39,988
Level 3 Financing, Inc. 5.375%, due 05/01/25	USD	95,000	98,087
Live Nation Entertainment, Inc. 6.500%, due 05/15/27[1]	USD	45,000	48,375
Lowe's Cos., Inc. 3.700%, due 04/15/46	USD	380,000	450,448
5.000%, due 04/15/40	USD	190,000	259,638
Magellan Midstream Partners LP 4.200%, due 03/15/45	USD	360,000	375,045
	Face amount		Value
Corporate bonds—(continued)
United States—(continued)
Mattel, Inc. 5.875%, due 12/15/27[1]	USD	100,000	$107,625
Mauser Packaging Solutions Holding Co. 5.500%, due 04/15/24[1,5]	USD	50,000	50,979
Medtronic Global Holdings SCA 1.000%, due 07/02/31	EUR	200,000	249,824
1.125%, due 03/07/27	EUR	430,000	537,229
Medtronic, Inc. 4.375%, due 03/15/35	USD	220,000	298,585
MetLife, Inc., Series C,
3 mo. USD LIBOR + 3.575%, 3.888%, due 08/31/20[2,4]	USD	350,000	338,187
MGM Resorts International 5.750%, due 06/15/25	USD	55,000	56,788
MidAmerican Energy Co. 4.250%, due 05/01/46	USD	170,000	232,488
Midcontinent Communications/ Midcontinent Finance Corp. 5.375%, due 08/15/27[1]	USD	30,000	31,144
Morgan Stanley
(fixed, converts to FRN on 04/24/23), 3.737%, due 04/24/24	USD	990,000	1,070,482
Series J,
3 mo. USD LIBOR + 3.81%, 4.085%, due 10/15/20[2,4]	USD	255,000	247,674
Morgan Stanley GMTN 1.875%, due 04/27/27	EUR	670,000	865,798
(fixed, converts to FRN on 01/22/30), 2.699%, due 01/22/31	USD	15,000	16,344
Morgan Stanley MTN
(fixed, converts to FRN on 04/01/30), 3.622%, due 04/01/31	USD	560,000	654,852
MPLX LP 4.500%, due 04/15/38	USD	130,000	138,457
National Rural Utilities Cooperative Finance Corp. MTN 3.250%, due 11/01/25	USD	488,000	546,495
NCR Corp. 5.750%, due 09/01/27[1]	USD	100,000	103,250
Netflix, Inc. 5.875%, due 11/15/28	USD	150,000	185,250
Nexstar Broadcasting, Inc. 5.625%, due 07/15/27[1]	USD	75,000	80,272
NextEra Energy Capital Holdings, Inc. 2.750%, due 05/01/25	USD	300,000	328,630
2.900%, due 04/01/22	USD	549,000	572,275
NiSource, Inc. 2.950%, due 09/01/29	USD	340,000	378,870
Noble Energy, Inc. 3.900%, due 11/15/24[5]	USD	171,000	190,399
Norfolk Southern Corp. 3.050%, due 05/15/50	USD	180,000	202,874
3.942%, due 11/01/47	USD	305,000	381,418
NRG Energy, Inc. 5.250%, due 06/15/29[1]	USD	60,000	66,340

PACE Global Fixed Income Investments

Portfolio of investments—July 31, 2020

	Face amount		Value
Corporate bonds—(continued)
United States—(continued)
Oasis Petroleum, Inc. 6.875%, due 01/15/23	USD	60,000	$11,550
Occidental Petroleum Corp. 2.700%, due 08/15/22	USD	20,000	19,308
OneMain Finance Corp. 6.875%, due 03/15/25	USD	35,000	39,113
Oracle Corp. 2.950%, due 04/01/30	USD	1,040,000	1,184,624
3.600%, due 04/01/50	USD	145,000	172,737
4.000%, due 07/15/46	USD	165,000	205,838
PacifiCorp 3.300%, due 03/15/51	USD	310,000	380,855
Parsley Energy LLC/Parsley Finance Corp. 5.250%, due 08/15/25[1]	USD	20,000	20,300
5.625%, due 10/15/27[1]	USD	60,000	62,850
PBF Holding Co. LLC/PBF Finance Corp. 9.250%, due 05/15/25[1]	USD	20,000	22,350
PECO Energy Co. 2.800%, due 06/15/50	USD	104,000	118,972
PetSmart, Inc. 5.875%, due 06/01/25[1]	USD	50,000	51,250
Pfizer, Inc. 2.550%, due 05/28/40	USD	230,000	254,557
2.625%, due 04/01/30	USD	80,000	90,730
4.000%, due 03/15/49	USD	95,000	128,947
Philip Morris International, Inc. 4.125%, due 03/04/43	USD	385,000	482,285
Post Holdings, Inc. 5.750%, due 03/01/27[1]	USD	60,000	63,900
Presidio Holdings, Inc. 4.875%, due 02/01/27[1]	USD	35,000	35,700
Prime Security Services Borrower LLC/Prime Finance, Inc. 5.750%, due 04/15/26[1]	USD	60,000	66,600
Public Service Co. of Colorado 1.900%, due 01/15/31	USD	440,000	465,993
2.700%, due 01/15/51	USD	215,000	238,266
Qorvo, Inc. 5.500%, due 07/15/26	USD	25,000	26,832
Range Resources Corp. 5.000%, due 08/15/22	USD	20,000	19,200
Raytheon Technologies Corp. 3.950%, due 08/16/25	USD	22,000	25,480
4.125%, due 11/16/28	USD	260,000	312,384
Roper Technologies, Inc. 2.950%, due 09/15/29	USD	360,000	402,699
San Diego Gas & Electric Co., Series UUU, 3.320%, due 04/15/50	USD	80,000	95,542
Schlumberger Holdings Corp. 3.750%, due 05/01/24[1]	USD	190,000	206,455
3.900%, due 05/17/28[1]	USD	585,000	645,775
Scientific Games International, Inc. 5.000%, due 10/15/25[1]	USD	50,000	49,563
Shire Acquisitions Investments Ireland DAC 3.200%, due 09/23/26	USD	630,000	707,755
	Face amount		Value
Corporate bonds—(continued)
United States—(continued)
Six Flags Theme Parks, Inc. 7.000%, due 07/01/25[1,5]	USD	55,000	$59,032
Southwestern Electric Power Co., Series J, 3.900%, due 04/01/45	USD	55,000	63,789
Southwestern Energy Co. 6.450%, due 01/23/25[7]	USD	25,000	23,092
Spectra Energy Partners LP 4.500%, due 03/15/45	USD	165,000	195,033
Spectrum Brands, Inc. 5.000%, due 10/01/29[1,5]	USD	70,000	72,100
Sprint Corp. 7.125%, due 06/15/24	USD	100,000	116,655
Standard Industries, Inc. 5.000%, due 02/15/27[1]	USD	65,000	69,413
State Street Corp.
(fixed, converts to FRN on 03/30/22), 2.825%, due 03/30/23[1]	USD	325,000	337,329
Sunoco Logistics Partners Operations LP 5.350%, due 05/15/45	USD	360,000	354,095
Sysco Corp. 5.950%, due 04/01/30	USD	25,000	31,723
T-Mobile USA, Inc. 3.750%, due 04/15/27[1]	USD	1,070,000	1,215,745
3.875%, due 04/15/30[1]	USD	400,000	457,872
4.500%, due 04/15/50[1]	USD	115,000	144,276
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 6.500%, due 07/15/27	USD	95,000	101,650
Tempur Sealy International, Inc. 5.500%, due 06/15/26	USD	45,000	47,030
Tenet Healthcare Corp. 7.500%, due 04/01/25[1]	USD	150,000	165,937
Tyson Foods, Inc. 3.900%, due 09/28/23	USD	990,000	1,086,130
UDR, Inc. MTN 3.200%, due 01/15/30	USD	330,000	371,830
Union Electric Co. 3.500%, due 03/15/29	USD	55,000	64,803
United Rentals North America, Inc. 6.500%, due 12/15/26	USD	140,000	155,400
UnitedHealth Group, Inc. 2.750%, due 05/15/40	USD	144,000	161,414
Verizon Communications, Inc. 4.329%, due 09/21/28[5]	USD	1,295,000	1,596,542
5.012%, due 04/15/49	USD	280,000	415,232
VICI Properties LP/VICI Note Co., Inc. 4.125%, due 08/15/30[1]	USD	50,000	50,600
4.250%, due 12/01/26[1]	USD	70,000	72,100
Vistra Operations Co. LLC 5.000%, due 07/31/27[1]	USD	60,000	64,050
Wells Fargo & Co.
(fixed, converts to FRN on 04/30/25), 2.188%, due 04/30/26	USD	960,000	1,001,997

PACE Global Fixed Income Investments

Portfolio of investments—July 31, 2020

	Face amount		Value
Corporate bonds—(concluded)
United States—(concluded)
Wells Fargo & Co. MTN
(fixed, converts to FRN on 06/02/27), 2.393%, due 06/02/28	USD	250,000	$262,649
(fixed, converts to FRN on 02/11/30), 2.572%, due 02/11/31	USD	555,000	589,035
Xcel Energy, Inc. 3.400%, due 06/01/30	USD	220,000	258,478
XPO Logistics, Inc. 6.750%, due 08/15/24[1]	USD	45,000	48,396
Zoetis, Inc. 2.000%, due 05/15/30	USD	970,000	1,024,502
3.000%, due 05/15/50	USD	95,000	107,430
			77,076,128
Total corporate bonds (cost—$128,875,309)			137,052,464
Mortgage-backed securities—6.0%
Spain—0.6%
Bankinter 10 FTA, Series 10, Class A2,
3 mo. Euribor + 0.160%, 0.000%, due 06/21/43[2,3]	EUR	1,057,338	1,211,505
Fondo de Titulizacion de Activos Santander Hipotecario, Series 2, Class A,
3 mo. Euribor + 0.150%, 0.000%, due 01/18/49[2,3]	EUR	792,419	915,558
			2,127,063
United Kingdom—1.7%
Finsbury Square PLC, Series 2020-1A, Class A,
3 mo. SONIA + 0.800%, 1.023%, due 03/16/70[1,2]	GBP	465,168	605,436
Series 2020-2A, Class A,
3 mo. SONIA + 1.300%, 1.359%, due 06/16/70[1,2]	GBP	334,000	439,848
Gosforth Funding PLC, Series 2018-1A, Class A1,
3 mo. USD LIBOR + 0.450%, 0.810%, due 08/25/60[1,2]	USD	459,020	458,466
Holmes Master Issuer PLC, Series 2018-1A, Class A2,
3 mo. USD LIBOR + 0.360%, 0.635%, due 10/15/54[1,2]	USD	178,286	178,266
Lanark Master Issuer PLC, Series 2018-1A,Class 1A,
3 mo. USD LIBOR + 0.420%, 0.778%, due 12/22/69[1,2]	USD	591,300	591,287
Series 2020-1A, Class 2A,
3 mo. SONIA + 0.570%, 0.922%, due 12/22/69[1,2]	GBP	615,000	804,876
Permanent Master Issuer PLC, Series 2018-1A, Class 1A1,
3 mo. USD LIBOR + 0.380%, 0.655%, due 07/15/58[1,2]	USD	283,500	283,392
	Face amount		Value
Mortgage-backed securities—(concluded)
United Kingdom—(concluded)
Silverstone Master Issuer PLC, Series 2018-1A, Class 1A,
3 mo. USD LIBOR + 0.390%, 0.661%, due 01/21/70[1,2]	USD	728,000	$724,998
Series 2019-1A, Class 1A,
3 mo. USD LIBOR + 0.570%, 0.841%, due 01/21/70[1,2]	USD	288,000	287,799
Series 2020-1A, Class 1A,
3 mo. SONIA + 0.470%, 0.535%, due 01/21/70[1,2]	GBP	900,000	1,177,894
			5,552,262
United States—3.7%
Angel Oak Mortgage Trust, Series 2020-1, Class A1, 2.466%, due 12/25/59[1,8]	USD	493,556	496,746
BANK,
Series 2019-BN19, Class A3, 3.183%, due 08/15/61	USD	870,000	986,574
Series 2019-BN24, Class A3, 2.960%, due 11/15/62	USD	440,000	493,131
BX Commercial Mortgage Trust, Series 2020-BXLP, Class A,
1 mo. USD LIBOR + 0.800%, 0.975%, due 12/15/36[1,2]	USD	1,054,035	1,047,797
Citigroup Commercial Mortgage Trust,
Series 2017-P7, Class A4, 3.712%, due 04/14/50	USD	807,500	919,310
COMM Mortgage Trust,
Series 2014-UBS4, Class A5, 3.694%, due 08/10/47	USD	810,000	881,472
Deephaven Residential Mortgage Trust,
Series 2020-1, Class A1, 2.339%, due 01/25/60[1,8]	USD	1,506,381	1,523,318
GRACE Mortgage Trust,
Series 2014-GRCE,Class A, 3.369%, due 06/10/28[1]	USD	2,550,000	2,562,135
GS Mortgage Securities Trust,
Series 2015-GC30, Class A3, 3.119%, due 05/10/50	USD	1,025,880	1,091,740
Series 2020-GC45, Class A5, 2.911%, due 02/13/53	USD	559,000	622,239
OBX Trust, Series 2020-EXP1, Class 2A1,
1 mo. USD LIBOR + 0.750%, 0.922%, due 02/25/60[1,2]	USD	462,280	458,266
Starwood Mortgage Residential Trust,
Series 2020-1, Class A1, 2.275%, due 02/25/50[1,8]	USD	489,947	494,384
Verus Securitization Trust,
Series 2020-1, Class A1, 2.417%, due 01/25/60[1,7]	USD	757,373	768,567
			12,345,679
Total mortgage-backed securities (cost—$19,559,256)			20,025,004

PACE Global Fixed Income Investments

Portfolio of investments—July 31, 2020

	Face amount		Value
Municipal bonds—0.9%
District of Columbia—0.2%
District of Columbia Water & Sewer Authority 3.207%, due 10/01/48		810,000	$848,459
Massachusetts—0.1%
Commonwealth of Massachusetts, Consolidated Loan, GO Bonds, Series H, 2.900%, due 09/01/49		280,000	318,248
Missouri—0.3%
Health & Educational Facilities Authority of the State of Missouri, Series A, 3.229%, due 05/15/50		700,000	852,873
Texas—0.3%
Texas A&M University, Series B, 3.480%, due 05/15/49		810,000	874,865
Total municipal bonds (cost—$2,668,481)			2,894,445
Non-U.S. government agency obligations—34.3%
Australia—2.4%
Australia Government Bond 3.000%, due 03/21/47[3]	AUD	6,120,000	5,628,884
New South Wales Treasury Corp. 3.000%, due 02/20/30[3]	AUD	1,300,000	1,071,592
Queensland Treasury Corp. 1.750%, due 08/21/31[1,3]	AUD	1,540,000	1,131,014
			7,831,490
Bermuda—0.3%
Bermuda Government International Bond 4.750%, due 02/15/29[1]	USD	910,000	1,070,615
Brazil—0.4%
Brazilian Government International Bond 2.875%, due 06/06/25	USD	1,330,000	1,347,303
Canada—2.6%
Hydro-Quebec 6.500%, due 02/15/35	CAD	750,000	914,978
Province of British Columbia Canada 2.800%, due 06/18/48	CAD	300,000	274,604
Province of Ontario Canada 2.400%, due 06/02/26	CAD	4,050,000	3,286,292
2.700%, due 06/02/29	CAD	1,672,000	1,409,575
Province of Quebec Canada 2.300%, due 09/01/29	CAD	1,754,000	1,443,048
5.000%, due 12/01/41	CAD	1,100,000	1,290,945
			8,619,442
Chile—0.3%
Chile Government International Bond 2.450%, due 01/31/31	USD	980,000	1,052,030
	Face amount		Value
Non-U.S. government agency obligations—(continued)
China—2.4%
China Government Bond 3.160%, due 06/27/23[3]	CNY	4,500,000	$657,586
3.380%, due 11/21/24[3]	CNY	8,000,000	1,194,366
3.480%, due 06/29/27[3]	CNY	13,000,000	1,965,767
4.100%, due 12/04/22[3]	CNY	2,000,000	298,231
4.290%, due 05/22/29[3]	CNY	17,000,000	2,727,112
4.500%, due 05/22/34[3]	CNY	6,000,000	994,068
			7,837,130
Colombia—0.4%
Colombia Government International Bond 3.125%, due 04/15/31	USD	1,300,000	1,347,450
Croatia—0.5%
Croatia Government International Bond 1.500%, due 06/17/31[3,6]	EUR	1,450,000	1,774,590
Denmark—0.5%
Denmark Government Bond 1.500%, due 11/15/23	DKK	10,250,000	1,735,841
Germany—2.8%
Bundesrepublik Deutschland Bundesanleihe 0.010%, due 02/15/30[3]	EUR	6,920,000	8,603,822
State of North Rhine-Westphalia Germany EMTN 2.150%, due 03/21/19[3]	EUR	400,000	829,422
			9,433,244
Hungary—0.6%
Hungary Government International Bond 1.750%, due 06/05/35[3]	EUR	1,300,000	1,605,988
5.375%, due 03/25/24	USD	234,000	268,881
			1,874,869
Indonesia—0.3%
Indonesia Treasury Bond 7.000%, due 05/15/27	IDR	16,042,000,000	1,122,391
Israel—0.2%
Israel Government International Bond 3.875%, due 07/03/50	USD	570,000	709,116
Italy—5.6%
Italy Buoni Poliennali Del Tesoro 0.950%, due 08/01/30[3]	EUR	3,050,000	3,571,732
1.350%, due 04/01/30[3]	EUR	3,760,000	4,578,266
1.450%, due 11/15/24[3]	EUR	3,300,000	4,066,439
2.000%, due 02/01/28[3]	EUR	610,000	781,364
3.000%, due 08/01/29[3]	EUR	490,000	680,652
5.000%, due 09/01/40[1,3]	EUR	1,100,000	2,013,221
Republic of Italy Government International Bond 2.375%, due 10/17/24	USD	2,990,000	3,049,894
			18,741,568

PACE Global Fixed Income Investments

Portfolio of investments—July 31, 2020

	Face amount		Value
Non-U.S. government agency obligations—(continued)
Japan—6.5%
Japan Government Forty Year Bond 2.200%, due 03/20/51	JPY	379,700,000	$5,277,957
Japan Government Ten Year Bond 0.100%, due 03/20/30	JPY	276,150,000	2,633,619
Japan Government Thirty Year Bond 0.400%, due 03/20/50	JPY	84,850,000	774,299
1.700%, due 06/20/44	JPY	128,500,000	1,556,518
2.300%, due 12/20/36	JPY	269,400,000	3,359,515
Japan Government Twenty Year Bond
0.300%, due 12/20/39	JPY	528,700,000	4,926,892
0.700%, due 03/20/37	JPY	294,150,000	2,955,755
			21,484,555
Mexico—0.5%
Mexico Government International Bond 4.500%, due 04/22/29	USD	1,490,000	1,666,472
New Zealand—0.7%
New Zealand Government Bond 1.750%, due 05/15/41	NZD	3,400,000	2,401,018
Qatar—0.6%
Qatar Government International Bond 4.400%, due 04/16/50[3]	USD	1,360,000	1,846,200
Romania—1.9%
Romanian Government International Bond 3.624%, due 05/26/30[1]	EUR	4,830,000	6,289,767
Saudi Arabia—0.6%
Saudi Government International Bond 5.000%, due 04/17/49[3]	USD	1,390,000	1,904,734
Slovenia—0.2%
Slovenia Government International Bond 5.250%, due 02/18/24[3]	USD	510,000	588,193
South Korea—2.5%
Korea Housing Finance Corp. 0.010%, due 02/05/25[1]	EUR	1,590,000	1,880,433
0.100%, due 06/18/24[1]	EUR	724,000	859,062
Korea Treasury Bond 3.000%, due 09/10/24	KRW	5,964,350,000	5,407,453
			8,146,948
Spain—0.5%
Spain Government Bond 1.200%, due 10/31/40[1,3]	EUR	1,340,000	1,666,462
Turkey—0.1%
Turkey Government International Bond 5.750%, due 05/11/47	USD	450,000	355,359
United Arab Emirates—0.9%
Abu Dhabi Government International Bond 3.125%, due 10/11/27[1]	USD	1,100,000	1,232,000
3.875%, due 04/16/50[1,5]	USD	610,000	772,407
	Face amount		Value
Non-U.S. government agency obligations—(concluded)
United Arab Emirates—(concluded)
Finance Department Government of Sharjah 4.000%, due 07/28/50[1]	USD	820,000	$861,541
			2,865,948
Total non-U.S. government agency obligations (cost—$108,260,036)			113,712,735
U.S. government agency obligations—10.3%
United States—10.3%
FHLMC 2.500%, due 08/01/50	USD	5,110,000	5,366,525
3.000%, due 03/01/31	USD	2,820,068	2,962,920
FNMA 2.500%, due 08/01/50	USD	780,000	819,157
3.500%, due 09/01/32	USD	3,330,586	3,508,516
3.500%, due 08/01/47	USD	2,713,550	3,016,735
3.500%, due 05/01/58	USD	2,089,043	2,283,364
4.000%, due 04/01/59	USD	2,459,005	2,717,080
UMBS TBA 2.500%	USD	6,300,000	6,618,199
3.000%	USD	6,560,000	6,940,901
Total U.S. government agency obligations (cost—$33,768,406)			34,233,397
U.S. Treasury obligations—3.9%
United States—3.9%
U.S. Treasury Inflation Index Bonds (TIPS) 0.250%, due 02/15/50	USD	747,953	912,620
U.S. Treasury Inflation Index Note (TIPS) 0.875%, due 01/15/29	USD	1,045,872	1,219,364
U.S. Treasury Notes 0.250%, due 06/30/25	USD	5,140,000	5,148,232
0.500%, due 03/31/25	USD	1,060,000	1,074,575
0.625%, due 05/15/30	USD	3,710,000	3,739,999
2.375%, due 02/29/24	USD	654,400	706,266
Total U.S. Treasury obligations (cost—$12,569,409)			12,801,056
	Number of shares
Short-term investments—3.9%
Investment companies—3.9%
State Street Institutional U.S. Government Money Market Fund, 0.09%[9] (cost—$12,986,764)		12,986,764	12,986,764
Investment of cash collateral from securities loaned—1.7%
Money market funds—1.7%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.12%[9] (cost—$5,453,783)		5,453,783	5,453,783
Total investments (cost—$325,848,495)—103.4%			342,618,589
Liabilities in excess of other assets—(3.4)%			(11,168,975)
Net assets—100.0%			$331,449,614

PACE Global Fixed Income Investments

Portfolio of investments—July 31, 2020

For a listing of defined portfolio acronyms, counterparty acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 267.

Futures contracts

Number of contracts	Currency		Expiration date	Current notional amount	Value	Unrealized appreciation (depreciation)
Interest rate futures buy contracts:
53	AUD	Australian Bond 10 Year Futures	September 2020	$5,563,835	$5,659,209	$95,374
5	EUR	German Euro BOBL Futures	September 2020	790,117	796,530	6,413
52	EUR	German Euro Bund Futures	September 2020	10,727,542	10,873,710	146,168
10	JPY	Japan Government Bond 10 Year Futures	September 2020	14,357,413	14,394,218	36,805
107	GBP	United Kingdom Long Gilt Bond Futures	September 2020	19,384,668	19,405,727	21,059
U.S. Treasury futures buy contracts:
204	USD	U.S. Treasury Note 5 Year Futures	September 2020	$25,662,920	$25,729,500	$66,580
11	USD	U.S. Ultra Bond Futures	September 2020	2,488,460	2,504,563	16,103
Total				$78,974,955	$79,363,457	$388,502
Interest rate futures sell contracts:
45	CAD	Canada Government Bond 10 Year Futures	September 2020	$(5,185,918)	$(5,197,282)	$(11,364)
24	EUR	German Euro Buxl 30 Year Futures	September 2020	(6,112,073)	(6,356,410)	(244,337)
88	EUR	German Euro Schatz Futures	September 2020	(11,617,550)	(11,627,504)	(9,954)
4	EUR	Italian Government Bond Futures	September 2020	(662,474)	(692,588)	(30,114)
U.S. Treasury futures sell contracts:
14	USD	U.S. Long Bond Futures	September 2020	$(2,477,697)	$(2,551,938)	$(74,241)
3	USD	U.S. Treasury Note 2 Year Futures	September 2020	(662,384)	(662,953)	(569)
1	USD	U.S. Treasury Note 10 Year Futures	September 2020	(139,420)	(140,078)	(658)
94	USD	U.S. Ultra Treasury Note 10 Year Futures	September 2020	(14,750,505)	(14,969,500)	(218,995)
Total				$(41,608,021)	$(42,198,253)	$(590,232)
Net unrealized appreciation (depreciation)						$(201,730)

Forward foreign currency contracts

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
BB	NZD	8,948,092	USD	5,841,256	08/24/20	$(93,305)
BB	TRY	36,525,094	USD	5,235,765	08/24/20	106,769
BB	USD	1,887,072	CHF	1,770,515	08/24/20	49,973
BB	USD	3,657,328	EUR	3,242,743	08/24/20	164,068
BB	USD	3,918,793	GBP	3,129,928	08/24/20	178,726
BB	USD	337,456	NOK	3,187,922	08/24/20	12,831
BB	USD	452,038	ZAR	7,583,610	08/24/20	(9,358)
BNP	CZK	9,448,905	EUR	357,805	08/24/20	(2,473)
BNP	EUR	715,984	HUF	251,251,055	08/24/20	15,479
BNP	EUR	1,279,249	USD	1,462,045	08/24/20	(45,481)
BNP	HUF	122,038,191	USD	413,210	08/24/20	(4,136)
BNP	NZD	3,571,071	USD	2,378,637	08/24/20	10,229
BNP	PLN	1,565,341	EUR	355,465	08/24/20	894
BNP	USD	830,587	CAD	1,117,067	08/24/20	3,427
BNP	USD	2,451,259	EUR	2,147,044	08/24/20	78,916

PACE Global Fixed Income Investments

Portfolio of investments—July 31, 2020

Forward foreign currency contracts—(continued)

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
BNP	USD	621,602	HUF	190,091,125	08/24/20	$28,471
BNP	USD	2,786,569	PLN	11,011,741	08/24/20	153,954
BNP	USD	3,274,628	TRY	22,601,601	08/24/20	(100,823)
BOA	GBP	155,213	USD	195,907	08/24/20	(7,289)
BOA	JPY	25,509,284	USD	243,249	08/24/20	2,214
CITI	AUD	1,215,000	USD	867,729	08/24/20	(390)
CITI	AUD	7,484,159	USD	5,354,228	08/24/20	6,788
CITI	CHF	5,727,908	USD	6,193,940	08/24/20	(72,721)
CITI	EUR	1,066,394	USD	1,251,469	08/24/20	(5,218)
CITI	NZD	5,595,123	USD	3,659,155	08/24/20	(51,647)
CITI	USD	8,196,943	CNY	57,652,093	08/24/20	51,459
CITI	USD	1,608,608	CZK	37,775,107	08/24/20	86,977
CITI	USD	538,131	ILS	1,850,463	08/24/20	5,493
CITI	USD	26,241,963	JPY	2,815,454,061	08/24/20	361,013
CITI	USD	3,668,131	NZD	5,578,524	08/24/20	31,662
GS	AUD	231,856	NZD	248,796	08/24/20	(654)
GS	CHF	164,626	USD	175,586	08/24/20	(4,524)
GS	DKK	5,660,941	USD	864,412	08/24/20	(31,424)
GS	EUR	5,404,296	CHF	5,770,437	08/24/20	(55,479)
GS	EUR	5,874,201	USD	6,741,113	08/24/20	(181,313)
GS	JPY	393,913,740	CAD	4,966,760	08/24/20	(13,824)
GS	MXN	9,101,750	USD	414,694	08/24/20	6,784
GS	TRY	2,835,770	EUR	357,645	08/24/20	23,256
GS	TRY	2,904,921	USD	415,434	08/24/20	7,514
GS	USD	3,683,957	CAD	4,965,609	08/24/20	23,416
GS	USD	8,612,704	EUR	7,525,686	08/24/20	255,907
GS	USD	229,252	MXN	5,224,169	08/24/20	4,879
GS	USD	415,293	MXN	9,244,638	08/24/20	(979)
GS	USD	1,195,960	THB	37,775,590	08/24/20	15,375
GS	USD	4,071,165	ZAR	68,742,203	08/24/20	(58,461)
HSBC	MXN	3,799,875	EUR	147,772	08/24/20	3,843
HSBC	MXN	130,722,857	USD	5,700,083	08/24/20	(158,486)
HSBC	USD	7,353,343	EUR	6,443,257	08/24/20	239,685
HSBC	USD	9,732,574	MXN	221,750,247	08/24/20	205,544
HSBC	USD	650,274	SEK	5,954,545	08/24/20	28,038
HSBC	USD	748,866	SGD	1,043,514	08/24/20	10,627
HSBC	ZAR	55,904,318	USD	3,257,190	08/24/20	(6,124)
HSBC	ZAR	27,229,455	USD	1,631,468	08/24/20	41,997
RBC	EUR	1,086,170	USD	1,259,628	08/24/20	(20,364)
RBC	EUR	1,493,067	USD	1,766,813	8/3/2020	7,315
RBC	USD	9,533,108	AUD	13,720,295	08/24/20	270,059
RBC	USD	2,069,583	EUR	1,826,048	08/24/20	82,316
SCB	USD	3,257,190	JPY	350,069,303	08/24/20	50,583
SSC	AUD	6,983,510	USD	4,995,297	08/24/20	5,571
SSC	CAD	14,253,112	USD	10,463,829	08/24/20	(177,687)
SSC	CNY	1,422,439	USD	202,258	08/24/20	(1,254)
SSC	EUR	4,713,886	USD	5,491,036	08/24/20	(64,022)

PACE Global Fixed Income Investments

Portfolio of investments—July 31, 2020

Forward foreign currency contracts—(concluded)

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
SSC	USD	22,141,621	EUR	19,455,114	08/24/20	$785,172
TD	AUD	3,492,159	CAD	3,330,664	08/24/20	(8,445)
TD	EUR	1,066,394	USD	1,254,094	08/24/20	(2,593)
TD	NZD	5,641,233	CAD	5,064,287	08/24/20	39,664
TD	USD	3,745,214	CAD	5,022,643	08/24/20	4,741
Net unrealized appreciation (depreciation)						$2,283,155

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2020 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Asset-backed securities	$—	$3,458,941	$—	$3,458,941
Corporate bonds	—	137,052,464	—	137,052,464
Mortgage-backed securities	—	20,025,004	—	20,025,004
Municipal bonds	—	2,894,445	—	2,894,445
Non-U.S. government agency obligations	—	113,712,735	—	113,712,735
U.S. government agency obligations	—	34,233,397	—	34,233,397
U.S. Treasury obligations	—	12,801,056	—	12,801,056
Short-term investments	—	12,986,764	—	12,986,764
Investment of cash collateral from securities loaned	—	5,453,783	—	5,453,783
Futures contracts	388,502	—	—	388,502
Forward foreign currency contracts	—	3,461,629	—	3,461,629
Total	$388,502	$346,080,218	$—	$346,468,720
Liabilities
Futures contracts	(590,232)	—	—	(590,232)
Forward foreign currency contracts	—	(1,178,474)	—	(1,178,474)
Total	$(590,232)	$(1,178,474)	$—	$(1,768,706)

At July 31, 2020, there were no transfers in or out of Level 3.

PACE Global Fixed Income Investments

Portfolio of investments—July 31, 2020

Portfolio footnotes

1  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $55,647,607, represented 16.8% of the Portfolio's net assets at period end.

2  Variable or floating rate security. The interest rate shown is the rate in effect as of period end and changes periodically.

3  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

4  Perpetual investment. Date shown reflects the next call date.

5  Security, or portion thereof, was on loan at the period end.

6  Security purchased on a when-issued basis. When-issued refers to a transaction made conditionally because a security, although authorized, has not yet been issued.

7  Step bond—coupon rate increases in increments to maturity. The rate disclosed is the rate at the period end; the maturity date disclosed is the ultimate maturity date.

8  Variable or floating rate security for which the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

9  Rates shown reflect yield at July 31, 2020.

See accompanying notes to financial statements.

PACE High Yield Investments

Performance

For the 12-months ended July 31, 2020, the Portfolio's Class P shares returned 1.40% before the deduction of the maximum PACE Select program fee.1 In comparison, the ICE BofA Global High Yield Index (hedged in USD) (the "benchmark") returned 3.17%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 134. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Subadvisor's comments2

The Portfolio underperformed its benchmark during the reporting period. From a sector positioning perspective, overweights and security selection in the oil field equipment & services, energy—exploration & production, and gaming sectors detracted from performance. In contrast, underweights in integrated energy and packaging, as well as an overweight in metals/mining excluding steel, contributed the most to results relative to the benchmark. From a ratings perspective, an overweight and security selection of B-rated issuers detracted the most from relative performance. Conversely, an underweight and security selection in BB-rated issuers were the largest contributors to returns.

Looking ahead, we remain focused on the path of the pandemic and have been encouraged that several states in the US have managed to improve conditions without resorting to large-scale lockdowns like those we saw earlier in the year. While some indicators pointed toward a flattening of the recovery in July, overall, the landscape seems to be healthier with the improving trends in the virus. Global central banks are very likely to remain supportive for the foreseeable future, and we expect additional fiscal stimulus, particularly in the US, even if it takes a bit longer than the market had initially hoped. While defaults have picked up, mostly in the US, we expect them to fall from current levels, as many companies have created liquidity and pushed off maturities.

Currency forwards were used during the reporting period to hedge the currency exposure of the Portfolio into US dollars. The use of currency forwards contributed to the Portfolio's performance.

PACE Select Advisors Trust – PACE High Yield Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisor:

Nomura Corporate Research and Asset Management Inc. ("NCRAM") (NCRAM has retained Nomura Asset Management Singapore Limited "NAM Singapore" and together with NCRAM "Nomura" to serve as a sub-manager to provide certain investment advisory services pursuant to a sub-management contract between NCRAM and NAM Singapore.)

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Gina Toth, CFA, Fred Lee, CFA, Joseph Sciortino and Steve Bienashski

Nomura: David Crall, CFA, Stephen Kotsen, CFA, Steven Rosenthal, CFA, Eric Torres, Simon Tan, CFA

Objective:

Total return

Investment process:

The subadvisor utilizes a "total return" strategy driven

by credit research and a team effort to generate alpha in high yield.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  Performance is discussed on a gross-of-fees basis—meaning that no fees or expenses are reflected when discussed at the level of a subadvisor's sleeve (or subadvisors' sleeves, if applicable). Alternatively, performance at the overall Portfolio level is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE High Yield Investments

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

Special considerations

The Portfolio may be appropriate for long-term investors seeking total return and who are able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The Portfolio seeks to achieve its objective by investing primarily in a professionally managed, diversified portfolio of fixed income securities rated below investment grade or considered to be of comparable quality (commonly referred to as "junk bonds"). These securities are subject to higher risks than investment grade securities, including greater price volatility and a greater risk of loss of principal and nonpayment of interest. Issuers of such securities are typically in poor financial health, and their ability to pay interest and principal is uncertain. The prices of such securities may be more vulnerable to bad economic news, or even the expectation of bad news, than higher rated or investment grade bonds and other fixed income securities. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the issuers in which the Portfolio invests. In addition, investments in foreign bonds involve special risks. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE High Yield Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/20	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	1.25%	4.85%	5.55%
Class Y2	1.49	5.08	5.79
Class P3	1.40	5.00	5.74
After deducting maximum sales charge
Class A1	(2.56)	4.04	5.14
ICE BofA Global High Yield Index (Hedged in USD)[4]	3.17	5.99	6.99

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 06/30/20	1 year	5 years	10 years
Before deducting maximum sales charge
Class A2	(2.09)%	3.97%	5.54%
Class Y3	(1.76)	4.20	5.80
Class P4	(1.94)	4.13	5.74
After deducting maximum sales charge
Class A2	(5.78)	3.18	5.14

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 27, 2019 prospectuses, were as follows: Class A—1.23% and 1.06%; Class Y—0.92% and 0.88%; and Class P—1.09% and 0.91% Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2020 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.06%; Class Y—0.88%; and Class P—0.91% The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/ expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 3.75%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The ICE BofA Global High Yield Index (hedged in USD) is an unmanaged index which covers US dollar, Canadian dollar, British pound and Euro denominated below investment-grade corporate debt publicly issued in the major domestic or eurobond markets. Securities must have at least 18 months before final maturity at the time of issuance and have at least one year remaining to final maturity. Callable perpetuals, original issue zero-coupon bonds, eurodollar bonds and 144A securities (with and without registration rights), as well as pay-in-kind securitiies, are included in the index. Contingent capital securities ("cocos") are excluded from the index, but capital securities where conversion can be mandated by a regulatory authority but with no specific trigger are included. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

PACE High Yield Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE High Yield Investments Class P shares versus the ICE BofA Global High Yield Index (Hedged in USD) over the 10 years ended July 31, 2020. Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE High Yield Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE High Yield Investments

PACE High Yield Investments

Portfolio statistics—July 31, 2020 (unaudited)

Characteristics
Weighted average duration	3.72 yrs.
Weighted average maturity	6.41 yrs.
Average coupon	6.25%
Top ten holdings[1]	Percentage of net assets
Petrobras Global Finance BV, 8.750% due 05/23/26	0.6%
Teva Pharmaceutical Finance Netherlands III BV, 6.000% due 04/15/24	0.6
Bausch Health Cos., Inc., 9.000% due 12/15/25	0.5
Telecom Italia Finance SA, 7.750% due 01/24/33	0.5
Freeport-McMoRan, Inc., 5.450% due 03/15/43	0.4
Petroleos Mexicanos, 7.690% due 01/23/50	0.4
Petroleos Mexicanos, 6.840% due 01/23/30	0.4
Turkiye Ihracat Kredi Bankasi AS, 5.375% due 10/24/23	0.4
Ukreximbank Via Biz Finance PLC, 9.750% due 01/22/25	0.4
TransDigm, Inc., 5.500% due 11/15/27	0.4
Total	4.6%
Top five issuer breakdown by country or territory of origin[1]	Percentage of net assets
United States	52.7%
Mexico	4.4
China	4.3
Luxembourg	3.6
United Kingdom	3.5
Total	68.5%
Credit rating[2]	Percentage of net assets
BBB and higher	5.5%
BB	39.9
B	28.9
CCC & below	13.9
Not rated	10.8
Cash equivalents and other assets less liabilities	1.0
Total	100.0%

1  The Portfolio is actively managed and its composition will vary over time.

2  Credit ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Financial Services LLC, an independent rating agency.

PACE High Yield Investments

Portfolio of investments—July 31, 2020

	Face amount[1]		Value
Corporate bonds—96.6%
Advertising—0.5%
Clear Channel International BV 6.625%, due 08/01/25[2,3]		200,000	$204,500
Lamar Media Corp. 3.750%, due 02/15/28[2]		25,000	25,219
4.000%, due 02/15/30[2]		100,000	101,000
4.875%, due 01/15/29[2]		50,000	52,375
5.000%, due 05/01/23[4]		25,000	25,250
National CineMedia LLC 5.750%, due 08/15/26		25,000	16,182
Outfront Media Capital LLC/Outfront Media Capital Corp. 5.000%, due 08/15/27[2]		250,000	244,780
Summer BC Holdco A SARL 9.250%, due 10/31/27[5]	EUR	428,000	447,164
Summer BC Holdco B SARL 5.750%, due 10/31/26[5]	EUR	200,000	226,593
			1,343,063
Aerospace & defense—2.0%
Bombardier, Inc. 6.000%, due 10/15/22[2]		525,000	486,938
6.125%, due 05/15/21[5]	EUR	400,000	459,990
6.125%, due 01/15/23[2]		250,000	215,000
7.500%, due 12/01/24[2]		325,000	263,250
7.500%, due 03/15/25[2]		125,000	100,938
Howmet Aerospace, Inc. 5.125%, due 10/01/24		100,000	106,262
5.950%, due 02/01/37		550,000	619,765
6.875%, due 05/01/25		25,000	28,387
Spirit AeroSystems, Inc. 7.500%, due 04/15/25[2]		225,000	221,130
TransDigm UK Holdings PLC 6.875%, due 05/15/26		200,000	200,000
TransDigm, Inc. 5.500%, due 11/15/27		1,125,000	1,067,287
6.250%, due 03/15/26[2]		375,000	395,625
6.375%, due 06/15/26		125,000	122,545
6.500%, due 05/15/25		530,000	519,400
7.500%, due 03/15/27[4]		500,000	510,000
Triumph Group, Inc. 6.250%, due 09/15/24[2]		50,000	44,125
7.750%, due 08/15/25		125,000	80,981
			5,441,623
Agriculture—0.9%
Camposol SA 6.000%, due 02/03/27[2]		300,000	295,800
Cooke Omega Investments, Inc./Alpha VesselCo Holdings, Inc. 8.500%, due 12/15/22[2]		275,000	275,000
Darling Ingredients, Inc. 5.250%, due 04/15/27[2]		75,000	80,062
JBS Investments II GmbH 5.750%, due 01/15/28[2]		500,000	530,900
7.000%, due 01/15/26[2]		600,000	645,000
	Face amount[1]		Value
Corporate bonds—(continued)
Agriculture—(concluded)
Tereos Finance Groupe I SA 4.125%, due 06/16/23[5]	EUR	400,000	$438,669
Vector Group Ltd. 10.500%, due 11/01/26[2]		225,000	230,625
			2,496,056
Airlines—0.7%
Air Canada 7.750%, due 04/15/21[2]		225,000	227,250
American Airlines Group, Inc. 5.000%, due 06/01/22[2]		225,000	125,665
American Airlines, Inc. 11.750%, due 07/15/25[2]		300,000	261,078
Delta Air Lines, Inc. 3.400%, due 04/19/21		75,000	74,747
3.625%, due 03/15/22		125,000	122,773
3.800%, due 04/19/23		75,000	69,800
7.000%, due 05/01/25[2]		125,000	133,594
7.375%, due 01/15/26		75,000	74,336
Gol Finance SA 7.000%, due 01/31/25[5]		580,000	313,200
Transportes Aereos Portugueses SA 5.625%, due 12/02/24[5]	EUR	200,000	160,762
5.625%, due 12/02/24[2]	EUR	200,000	160,762
United Airlines Holdings, Inc. 4.250%, due 10/01/22[4]		75,000	66,956
5.000%, due 02/01/24		25,000	20,875
6.000%, due 12/01/20[4]		75,000	74,812
			1,886,610
Apparel—0.4%
CBR Fashion Finance BV 5.125%, due 10/01/22[5]	EUR	100,000	103,271
IM Group SAS 6.625%, due 03/01/25[2]	EUR	150,000	149,314
PB International BV 7.625%, due 01/26/22[5]		400,000	302,875
PVH Corp. 3.125%, due 12/15/27[5]	EUR	200,000	227,604
Takko Luxembourg 2 SCA MTN 5.375%, due 11/15/23[5]	EUR	425,000	310,330
			1,093,394
Auto manufacturers—1.8%
BCD Acquisition, Inc. 9.625%, due 09/15/23[2]		125,000	122,500
Ford Motor Co. 8.500%, due 04/21/23		525,000	582,839
9.000%, due 04/22/25		375,000	441,797
Ford Motor Credit Co. LLC 1.514%, due 02/17/23	EUR	200,000	227,657
3.815%, due 11/02/27		200,000	196,250
4.063%, due 11/01/24		200,000	204,440
4.134%, due 08/04/25		200,000	204,980
5.113%, due 05/03/29		600,000	639,750

PACE High Yield Investments

Portfolio of investments—July 31, 2020

	Face amount[1]		Value
Corporate bonds—(continued)
Auto manufacturers—(concluded)
5.125%, due 06/16/25		200,000	$213,214
5.875%, due 08/02/21		200,000	205,250
Ford Motor Credit Co. LLC EMTN 3 mo. Euribor + 0.370%, 0.080%, due 12/01/21[6]	EUR	150,000	167,838
3 mo. Euribor + 0.730%, 0.477%, due 11/15/23[6]	EUR	100,000	105,853
1.744%, due 07/19/24	EUR	100,000	110,913
4.535%, due 03/06/25	GBP	150,000	193,843
Mclaren Finance PLC 5.750%, due 08/01/22[2]		200,000	170,000
Navistar International Corp. 6.625%, due 11/01/25[2]		175,000	179,375
9.500%, due 05/01/25[2]		100,000	114,125
Renault SA EMTN 1.000%, due 03/08/23[5]	EUR	200,000	229,111
Tesla, Inc. 5.300%, due 08/15/25[2]		425,000	439,875
			4,749,610
Auto parts & equipment—2.1%
Adient Global Holdings Ltd. 3.500%, due 08/15/24[5]	EUR	350,000	377,820
4.875%, due 08/15/26[2]		200,000	186,500
Adient U.S. LLC 9.000%, due 04/15/25[2]		125,000	139,219
Clarios Global LP 6.750%, due 05/15/25[2]		125,000	134,375
Clarios Global LP/Clarios US Finance Co. 4.375%, due 05/15/26[5]	EUR	300,000	353,385
8.500%, due 05/15/27[2]		550,000	578,050
Cooper-Standard Automotive, Inc. 5.625%, due 11/15/26[2]		275,000	151,250
Dana, Inc. 5.625%, due 06/15/28		50,000	52,500
Dealer Tire LLC/DT Issuer LLC 8.000%, due 02/01/28[2]		100,000	98,250
Garrett LX I SARL/Garrett Borrowing LLC 5.125%, due 10/15/26[5]	EUR	175,000	163,281
Goodyear Tire & Rubber Co./The 9.500%, due 05/31/25		600,000	674,250
IHO Verwaltungs GmbH 3.625% Cash or 4.375% PIK, 3.625%, due 05/15/25 [5,7]	EUR	100,000	118,341
3.875% Cash or 4.625% PIK, 3.875%, due 05/15/27 [5,7]	EUR	100,000	118,486
Metalsa SA de CV 4.900%, due 04/24/23[5]		575,000	564,219
Schaeffler AG EMTN 2.875%, due 03/26/27[5]	EUR	100,000	118,961
Schaeffler Finance BV 3.250%, due 05/15/25[5]	EUR	325,000	386,892
Superior Industries International, Inc. 6.000%, due 06/15/25[2]	EUR	300,000	288,703
Tenneco, Inc. 5.000%, due 07/15/24[5]	EUR	325,000	352,179
	Face amount[1]		Value
Corporate bonds—(continued)
Auto parts & equipment—(concluded)
5.000%, due 07/15/26		250,000	$167,500
Titan International, Inc. 6.500%, due 11/30/23		150,000	99,750
ZF Europe Finance BV 2.000%, due 02/23/26[5]	EUR	200,000	223,222
2.500%, due 10/23/27[5]	EUR	100,000	110,715
3.000%, due 10/23/29[5]	EUR	200,000	219,099
			5,676,947
Banks—3.5%
Akbank T.A.S. 5.000%, due 10/24/22[5]		550,000	537,281
Akbank T.A.S. MTN 5.125%, due 03/31/25[5]		400,000	371,000
Banco de Bogota SA 5.375%, due 02/19/23[2]		250,000	259,766
Banco de Sabadell SA (fixed, converts to FRN on 11/23/22), 6.125%, due 11/23/22[5,6,8]	EUR	400,000	380,478
Banco do Brasil SA 5.875%, due 01/26/22[5]		350,000	366,520
5.875%, due 01/26/22[2]		450,000	469,687
Bank of America Corp. (fixed, converts to FRN on 06/20/24), 5.125%, due 06/20/24[6,8]		100,000	103,133
(fixed, converts to FRN on 09/05/24), 6.250%, due 09/05/24[6,8]		350,000	380,350
(fixed, converts to FRN on 03/10/26), 6.300%, due 03/10/26[6,8]		175,000	201,219
Barclays PLC (fixed, converts to FRN on 06/15/24), 8.000%, due 06/15/24[6,8]		400,000	423,500
(fixed, converts to FRN on 12/15/20), 8.000%, due 12/15/20[6,8]	EUR	600,000	712,673
CaixaBank SA (fixed, converts to FRN on 06/13/24), 6.750%, due 06/13/24[5,6,8]	EUR	400,000	473,536
CIT Group, Inc. 4.125%, due 03/09/21		25,000	25,094
Citigroup, Inc. (fixed, converts to FRN on 01/30/25), 4.700%, due 01/30/25[6,8]		225,000	219,094
(fixed, converts to FRN on 02/15/23), 5.900%, due 02/15/23[6,8]		75,000	78,789
(fixed, converts to FRN on 11/15/20), 5.950%, due 11/15/20[6,8]		175,000	171,857
Credit Suisse Group AG (fixed, converts to FRN on 12/18/24), 6.250%, due 12/18/24[2,6,8]		400,000	426,000
Goldman Sachs Group, Inc./The (fixed, converts to FRN on 08/31/20), 4.370%, due 08/31/20[6,8]		375,000	364,219
Goldman Sachs Group, Inc./The (fixed, converts to FRN on 02/10/25), 4.950%, due 02/10/25[4,6,8]		75,000	75,230

PACE High Yield Investments

Portfolio of investments—July 31, 2020

	Face amount[1]		Value
Corporate bonds—(continued)
Banks—(concluded)
Intesa Sanpaolo SpA EMTN 3.928%, due 09/15/26[5]	EUR	500,000	$636,413
JPMorgan Chase & Co. (fixed, converts to FRN on 02/01/25), 4.600%, due 02/01/25[6,8]		150,000	145,140
Natwest Group PLC (fixed, converts to FRN on 08/10/25), 8.000%, due 08/10/25[6,8]		200,000	225,500
(fixed, converts to FRN on 08/15/21), 8.625%, due 08/15/21[6,8]		200,000	208,958
Provident Funding Associates LP/PFG Finance Corp. 6.375%, due 06/15/25[2]		75,000	71,625
Turkiye Vakiflar Bankasi TAO 8.125%, due 03/28/24[2]		250,000	251,250
Ukreximbank Via Biz Finance PLC 9.625%, due 04/27/22[5]		166,667	170,573
9.750%, due 01/22/25[5]		1,050,000	1,084,125
UniCredit SpA EMTN (fixed, converts to FRN on 01/03/22), 4.375%, due 01/03/27[5,6]	EUR	300,000	362,752
Yapi ve Kredi Bankasi AS 8.250%, due 10/15/24[2]		200,000	203,563
			9,399,325
Beverages—0.7%
Ajecorp BV 6.500%, due 05/14/22[5]		531,000	525,690
Central American Bottling Corp. 5.750%, due 01/31/27[5]		450,000	472,360
5.750%, due 01/31/27[2]		400,000	415,250
Coca-Cola Icecek AS 4.215%, due 09/19/24[5]		200,000	200,200
Sunshine Mid BV 6.500%, due 05/15/26[5]	EUR	225,000	272,958
			1,886,458
Building materials—2.3%
BMC East LLC 5.500%, due 10/01/24[2]		175,000	178,938
Builders FirstSource, Inc. 5.000%, due 03/01/30[2]		100,000	104,880
6.750%, due 06/01/27[2]		225,000	247,500
Cemex SAB de CV 3.125%, due 03/19/26[5]	EUR	125,000	137,814
3.125%, due 03/19/26[2]	EUR	400,000	441,143
5.450%, due 11/19/29[2]		400,000	387,684
5.700%, due 01/11/25[5]		250,000	251,719
7.750%, due 04/16/26[2,4]		400,000	422,750
Griffon Corp. 5.750%, due 03/01/28		225,000	235,125
5.750%, due 03/01/28[2]		25,000	26,125
Grupo Cementos de Chihuahua SAB de CV 5.250%, due 06/23/24[5]		1,000,000	1,014,062
HT Troplast GmbH 9.250%, due 07/15/25[2]	EUR	100,000	120,445
	Face amount[1]		Value
Corporate bonds—(continued)
Building materials—(concluded)
James Hardie International Finance DAC 3.625%, due 10/01/26[2]	EUR	150,000	$179,431
JELD-WEN, Inc. 4.625%, due 12/15/25[2]		125,000	126,250
6.250%, due 05/15/25[2]		100,000	107,000
Masonite International Corp. 5.750%, due 09/15/26[2]		75,000	78,591
NWH Escrow Corp. 7.500%, due 08/01/21[2]		250,000	87,188
Patrick Industries, Inc. 7.500%, due 10/15/27[2]		225,000	239,454
PGT Innovations, Inc. 6.750%, due 08/01/26[2]		175,000	182,000
Standard Industries, Inc. 2.250%, due 11/21/26[2]	EUR	275,000	312,967
5.000%, due 02/15/27[2]		50,000	53,395
Summit Materials LLC/Summit Materials Finance Corp. 5.250%, due 01/15/29[2,3]		125,000	129,688
6.125%, due 07/15/23		25,000	25,015
6.500%, due 03/15/27[2]		50,000	55,081
Tecnoglass, Inc. 8.200%, due 01/31/22[5]		600,000	608,280
US Concrete, Inc. 6.375%, due 06/01/24		450,000	459,000
			6,211,525
Chemicals—2.0%
Atotech Alpha 2 BV 8.750% Cash or 9.500% PIK, 8.750%, due 06/01/23[2,7]		200,000	202,000
Atotech Alpha 3 BV/Alpha US Bidco, Inc. 6.250%, due 02/01/25[2]		200,000	205,750
Avient Corp. 5.750%, due 05/15/25[2]		150,000	162,823
Axalta Coating Systems Dutch Holding B BV 3.750%, due 01/15/25[5]	EUR	300,000	352,855
Blue Cube Spinco LLC 10.000%, due 10/15/25		25,000	26,688
Braskem Netherlands Finance BV (fixed, converts to FRN on 10/24/25), 8.500%, due 01/23/81[2,6]		250,000	252,515
Chemours Co./The 5.375%, due 05/15/27		50,000	48,994
7.000%, due 05/15/25[4]		75,000	76,312
Cornerstone Chemical Co. 6.750%, due 08/15/24[2]		125,000	115,000
Element Solutions, Inc. 5.875%, due 12/01/25[2]		25,000	25,813
INEOS Finance PLC 2.875%, due 05/01/26[5]	EUR	200,000	228,522
Innophos Holdings, Inc. 9.375%, due 02/15/28[2]		175,000	178,500
Kraton Polymers LLC/Kraton Polymers Capital Corp. 5.250%, due 05/15/26[2]	EUR	250,000	298,169

PACE High Yield Investments

Portfolio of investments—July 31, 2020

	Face amount[1]		Value
Corporate bonds—(continued)
Chemicals—(concluded)
5.250%, due 05/15/26[5]	EUR	100,000	$119,267
7.000%, due 04/15/25[2,4]		100,000	103,500
Minerals Technologies, Inc. 5.000%, due 07/01/28[2]		100,000	103,780
Monitchem HoldCo 2 SA 9.500%, due 09/15/26[2]	EUR	150,000	180,085
Monitchem HoldCo 3 SA 5.250%, due 03/15/25[5]	EUR	100,000	120,660
NOVA Chemicals Corp. 5.000%, due 05/01/25[2]		50,000	48,813
5.250%, due 06/01/27[2]		150,000	141,937
Nufarm Australia Ltd./Nufarm Americas, Inc. 5.750%, due 04/30/26[2,4]		50,000	49,750
OCI NV 3.125%, due 11/01/24[2]	EUR	250,000	290,201
5.250%, due 11/01/24[2]		200,000	201,000
6.625%, due 04/15/23[2]		200,000	207,466
Olin Corp. 5.000%, due 02/01/30		125,000	117,500
5.625%, due 08/01/29		75,000	72,008
9.500%, due 06/01/25[2]		150,000	171,000
SPCM SA 4.875%, due 09/15/25[2]		200,000	205,754
Synthomer PLC 3.875%, due 07/01/25[2]	EUR	100,000	120,979
TPC Group, Inc. 10.500%, due 08/01/24[2]		225,000	200,250
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. 5.375%, due 09/01/25[2]		250,000	246,875
Tronox Finance PLC 5.750%, due 10/01/25[2]		225,000	222,750
Tronox, Inc. 6.500%, due 04/15/26[2]		75,000	75,188
WR Grace & Co-Conn 4.875%, due 06/15/27[2]		150,000	159,750
			5,332,454
Coal—0.1%
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp. 3.000%, due 03/15/24[9,10]		550,000	5,500
12.000%, due 11/21/21[9,10]		66,000	—
Indo Energy Finance II BV 6.375%, due 01/24/23[5]		228,000	218,310
Murray Energy Corp. 12.000%, due 04/15/24[2,11]		1,268,693	13
			223,823
Commercial banks—1.0%
Banco de Bogota SA 6.250%, due 05/12/26[5]		500,000	532,500
Banco Votorantim SA 4.375%, due 07/29/25[2]		200,000	200,876
	Face amount[1]		Value
Corporate bonds—(continued)
Commercial banks—(concluded)
Barclays PLC (fixed, converts to FRN on 06/15/25), 7.125%, due 06/15/25[6,8]	GBP	200,000	$266,040
Citigroup, Inc. (fixed, converts to FRN on 08/15/26), 6.250%, due 08/15/26[6,8]		150,000	166,125
Itau Unibanco Holding SA 2.900%, due 01/24/23[5]		400,000	399,504
JPMorgan Chase & Co. (fixed, converts to FRN on 04/30/24), 6.125%, due 04/30/24[6,8]		150,000	158,796
(fixed, converts to FRN on 02/01/24), 6.750%, due 02/01/24 [6,8]		300,000	332,499
UniCredit SpA (fixed, converts to FRN on 01/15/27), 2.731%, due 01/15/32[5,6]	EUR	325,000	358,634
UniCredit SpA EMTN (fixed, converts to FRN on 09/23/24), 2.000%, due 09/23/29[5,6]	EUR	200,000	221,455
Unione di Banche Italiane SpA EMTN (fixed, converts to FRN on 03/04/24), 5.875%, due 03/04/29[5,6]	EUR	100,000	129,417
			2,765,846
Commercial services—2.6%
AA Bond Co. Ltd. 5.500%, due 07/31/22[5]	GBP	375,000	435,485
Ahern Rentals, Inc. 7.375%, due 05/15/23[2]		400,000	178,000
Algeco Global Finance PLC 8.000%, due 02/15/23[2]		200,000	199,000
Allied Universal Holdco LLC/Allied Universal Finance Corp. 6.625%, due 07/15/26[2]		375,000	401,250
9.750%, due 07/15/27[2]		450,000	500,184
Arena Luxembourg Finance SARL 1.875%, due 02/01/28[2]	EUR	100,000	107,870
ASGN, Inc. 4.625%, due 05/15/28[2]		150,000	153,375
Atlantia SpA EMTN 1.875%, due 07/13/27[5]	EUR	200,000	228,673
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.250%, due 03/15/25[2]		25,000	23,500
5.750%, due 07/15/27[2,4]		125,000	116,875
6.375%, due 04/01/24[2,4]		75,000	71,625
Brink's Co/The 5.500%, due 07/15/25[2]		75,000	79,687
Cardtronics, Inc./Cardtronics USA, Inc. 5.500%, due 05/01/25[2,4]		50,000	50,125
Europcar Mobility Group. 4.000%, due 04/30/26[5]	EUR	225,000	139,145
Gartner, Inc. 4.500%, due 07/01/28[2]		25,000	26,250
Graham Holdings Co. 5.750%, due 06/01/26[2]		175,000	185,500

PACE High Yield Investments

Portfolio of investments—July 31, 2020

	Face amount[1]		Value
Corporate bonds—(continued)
Commercial services—(concluded)
Hertz Corp./The 5.500%, due 10/15/24[2,11]		125,000	$49,375
6.000%, due 01/15/28[2,11]		350,000	138,250
6.250%, due 10/15/22[11]		25,000	9,875
7.125%, due 08/01/26[2,11]		375,000	145,691
Hurricane Finance PLC 8.000%, due 10/15/25[2,3]	GBP	100,000	130,900
La Financiere Atalian SASU 4.000%, due 05/15/24[5]	EUR	150,000	147,496
5.125%, due 05/15/25[5]	EUR	125,000	123,200
Midas Intermediate Holdco II LLC/Midas Intermediate Holdco II Finance, Inc. 7.875%, due 10/01/22[2,4]		300,000	232,500
MPH Acquisition Holdings LLC 7.125%, due 06/01/24[2]		200,000	205,250
Nassa Topco AS 2.875%, due 04/06/24[5]	EUR	525,000	575,073
Nielsen Finance LLC/Nielsen Finance Co. 5.000%, due 04/15/22[2]		25,000	25,110
Prime Security Services Borrower LLC/Prime Finance, Inc. 5.250%, due 04/15/24[2]		75,000	80,625
6.250%, due 01/15/28[2]		75,000	78,187
Q-Park Holding I BV 2.000%, due 03/01/27[2]	EUR	100,000	109,089
Refinitiv US Holdings, Inc. 4.500%, due 05/15/26[5]	EUR	225,000	277,604
6.875%, due 11/15/26[5]	EUR	250,000	315,141
8.250%, due 11/15/26[2]		275,000	303,424
Rekeep SpA 9.000%, due 06/15/22[5]	EUR	200,000	229,936
Ritchie Bros Auctioneers, Inc. 5.375%, due 01/15/25[2]		175,000	181,088
TMS International Holding Corp. 7.250%, due 08/15/25[2]		125,000	103,750
United Rentals North America, Inc. 3.875%, due 02/15/31[3]		175,000	175,000
6.500%, due 12/15/26		25,000	27,750
Verscend Escrow Corp. 9.750%, due 08/15/26[2]		250,000	276,822
			6,837,680
Computers—1.3%
Banff Merger Sub, Inc. 9.750%, due 09/01/26[2]		325,000	343,973
Dell International LLC/EMC Corp. 7.125%, due 06/15/24[2]		325,000	337,418
Diebold Nixdorf Dutch Holding BV 9.000%, due 07/15/25[2]	EUR	100,000	120,799
Diebold Nixdorf, Inc. 8.500%, due 04/15/24[4]		150,000	136,125
9.375%, due 07/15/25[2]		100,000	105,780
Everi Payments, Inc. 7.500%, due 12/15/25[2,4]		116,000	112,520
Exela Intermediate LLC/Exela Finance, Inc. 10.000%, due 07/15/23[2]		325,000	81,153
	Face amount[1]		Value
Corporate bonds—(continued)
Computers—(concluded)
MTS Systems Corp. 5.750%, due 08/15/27[2]		100,000	$97,345
NCR Corp. 5.750%, due 09/01/27[2]		225,000	232,313
6.125%, due 09/01/29[2]		300,000	328,635
6.375%, due 12/15/23		100,000	103,000
8.125%, due 04/15/25[2]		50,000	55,485
Presidio Holdings, Inc. 4.875%, due 02/01/27[2]		125,000	127,500
8.250%, due 02/01/28[2,4]		250,000	260,000
Science Applications International Corp. 4.875%, due 04/01/28[2]		200,000	209,500
Tempo Acquisition LLC/Tempo Acquisition Finance Corp. 6.750%, due 06/01/25[2,3]		325,000	335,562
Vericast Corp. 8.375%, due 08/15/22[2]		325,000	265,687
9.250%, due 03/01/21[2,4]		175,000	176,094
			3,428,889
Construction materials—0.2%
CEMEX Finance LLC 4.625%, due 06/15/24[5]	EUR	225,000	266,364
James Hardie International Finance DAC 3.625%, due 10/01/26[5]	EUR	125,000	149,526
			415,890
Cosmetics & personal care—0.1%
Avon International Capital PLC 6.500%, due 08/15/22[2]		75,000	74,625
Edgewell Personal Care Co. 5.500%, due 06/01/28[2]		125,000	135,313
Revlon Consumer Products Corp. 6.250%, due 08/01/24		200,000	36,542
			246,480
Distribution & wholesale—0.6%
H&E Equipment Services, Inc. 5.625%, due 09/01/25		275,000	286,344
IAA, Inc. 5.500%, due 06/15/27[2]		125,000	133,281
KAR Auction Services, Inc. 5.125%, due 06/01/25[2]		125,000	125,625
Matalan Finance PLC 6.750%, due 01/31/23[2]	GBP	450,000	397,785
Performance Food Group, Inc. 5.500%, due 06/01/24[2]		275,000	277,406
5.500%, due 10/15/27[2]		100,000	103,250
Resideo Funding, Inc. 6.125%, due 11/01/26[2,4]		75,000	76,500
Univar Solutions USA, Inc. 5.125%, due 12/01/27[2]		225,000	237,938
			1,638,129

PACE High Yield Investments

Portfolio of investments—July 31, 2020

	Face amount[1]		Value
Corporate bonds—(continued)
Diversified financial services—3.3%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 6.500%, due 07/15/25		150,000	$160,940
AG Issuer LLC 6.250%, due 03/01/28[2]		150,000	151,875
Ally Financial, Inc. 8.000%, due 11/01/31		250,000	345,710
8.000%, due 11/01/31		285,000	383,670
Amigo Luxembourg SA 7.625%, due 01/15/24[5]	GBP	225,000	147,262
Credit Acceptance Corp. 5.125%, due 12/31/24[2]		50,000	50,900
6.625%, due 03/15/26[4]		50,000	52,625
Credito Real SAB de CV 5.000%, due 02/01/27[2]	EUR	100,000	100,936
5.000%, due 02/01/27[5]	EUR	175,000	175,923
9.500%, due 02/07/26[5]		300,000	294,750
9.500%, due 02/07/26[2]		300,000	294,750
doValue S.p.A 5.000%, due 08/04/25[2]	EUR	325,000	378,673
Fairstone Financial, Inc. 7.875%, due 07/15/24[2]		200,000	202,000
Garfunkelux Holdco 3 SA 3 mo. Euribor + 4.500%, 4.500%, due 09/01/23[5,6]	EUR	625,000	636,682
7.500%, due 08/01/22[5]	EUR	400,000	440,073
8.500%, due 11/01/22[5]	GBP	100,000	121,304
Global Aircraft Leasing Co. Ltd. 6.500% Cash or 7.250% PIK, 6.500%, due 09/15/24[2,7]		375,000	233,438
Intrum AB 4.875%, due 08/15/25[2,3]	EUR	200,000	233,234
Jefferies Finance LLC/JFIN Co-Issuer Corp. 6.250%, due 06/03/26[2]		200,000	195,000
LPL Holdings, Inc. 4.625%, due 11/15/27[2]		75,000	77,250
Motion Finco SARL 7.000%, due 05/15/25[2]	EUR	100,000	120,740
Mulhacen Pte Ltd. 6.500% Cash or 7.250% PIK, 6.500%, due 08/01/23[5,7]	EUR	600,000	291,825
Nationstar Mortgage Holdings, Inc. 8.125%, due 07/15/23[2]		100,000	104,250
9.125%, due 07/15/26[2]		125,000	135,975
Nationstar Mortgage Holdings, Inc. 6.000%, due 01/15/27[2]		75,000	76,500
Navient Corp. 5.000%, due 03/15/27		25,000	23,938
5.875%, due 03/25/21		75,000	76,140
6.500%, due 06/15/22		100,000	104,500
6.625%, due 07/26/21		75,000	76,875
6.750%, due 06/25/25		325,000	339,828
6.750%, due 06/15/26		200,000	208,000
7.250%, due 09/25/23		25,000	26,399
Navient Corp. MTN 6.125%, due 03/25/24		350,000	362,250
	Face amount[1]		Value
Corporate bonds—(continued)
Diversified financial services—(concluded)
Newday Bondco PLC 7.375%, due 02/01/24[5]	GBP	200,000	$239,547
NFP Corp. 6.875%, due 07/15/25[2]		325,000	336,407
8.000%, due 07/15/25[2]		125,000	129,813
OneMain Finance Corp. 5.375%, due 11/15/29		50,000	52,755
6.625%, due 01/15/28		200,000	229,191
6.875%, due 03/15/25		275,000	307,312
7.125%, due 03/15/26		475,000	556,857
8.875%, due 06/01/25		50,000	56,375
Oxford Finance LLC/Oxford Finance Co-Issuer II, Inc. 6.375%, due 12/15/22[2]		100,000	93,000
Park Aerospace Holdings Ltd. 5.250%, due 08/15/22[2]		75,000	72,266
			8,697,738
Electric—3.0%
AES Andres BV/Dominican Power Partners/ Empresa Generadora de Electricidad It 7.950%, due 05/11/26[5]		500,000	513,125
AES El Salvador Trust II 6.750%, due 03/28/23[5]		450,000	418,359
Calpine Corp. 4.500%, due 02/15/28[2]		275,000	283,938
4.625%, due 02/01/29[2,3]		125,000	126,248
5.000%, due 02/01/31[2,3]		125,000	128,110
5.125%, due 03/15/28[2]		300,000	311,625
Capex SA 6.875%, due 05/15/24[5]		200,000	158,000
6.875%, due 05/15/24[2]		225,000	174,023
Centrais Eletricas Brasileiras SA 3.625%, due 02/04/25[2]		200,000	198,790
Clearway Energy Operating LLC 4.750%, due 03/15/28[2]		50,000	53,438
5.000%, due 09/15/26[4]		225,000	235,969
5.750%, due 10/15/25		175,000	186,813
ContourGlobal Power Holdings SA 4.125%, due 08/01/25[2]	EUR	675,000	811,114
Drax Finco PLC 6.625%, due 11/01/25[2]		200,000	208,500
Eskom Holdings SOC Ltd. 6.350%, due 08/10/28[5]		400,000	400,375
6.750%, due 08/06/23[5]		410,000	392,903
GenOn Energy, Inc. 3.000%, due 06/15/49[9,10,12]		75,000	0
Mong Duong Finance Holdings BV 5.125%, due 05/07/29[2]		375,000	376,140
NextEra Energy Operating Partners LP 3.875%, due 10/15/26[2]		275,000	287,375
NRG Energy, Inc. 6.625%, due 01/15/27		150,000	159,750
Orano SA EMTN 3.375%, due 04/23/26[5]	EUR	500,000	606,279

PACE High Yield Investments

Portfolio of investments—July 31, 2020

	Face amount[1]		Value
Corporate bonds—(continued)
Electric—(concluded)
Pacific Gas and Electric Co. 4.550%, due 07/01/30		125,000	$143,551
4.950%, due 07/01/50		175,000	211,974
PG&E Corp. 5.000%, due 07/01/28		100,000	102,895
5.250%, due 07/01/30		125,000	130,000
SMC Global Power Holdings Corp. (fixed, converts to FRN on 05/05/25), 5.950%, due 05/05/25[5,6,8]		300,000	284,941
(fixed, converts to FRN on 04/25/24), 6.500%, due 04/25/24[5,6,8]		200,000	196,251
Star Energy Geothermal Wayang Windu Ltd. 6.750%, due 04/24/33[5]		226,750	243,273
Talen Energy Supply LLC 6.625%, due 01/15/28[2]		75,000	75,310
7.250%, due 05/15/27[2]		25,000	26,000
10.500%, due 01/15/26[2]		250,000	193,725
Vistra Operations Co. LLC 5.500%, due 09/01/26[2]		300,000	316,125
			7,954,919
Electrical components & equipment—0.4%
Energizer Gamma Acquisition BV 4.625%, due 07/15/26[2]	EUR	500,000	605,148
Energizer Holdings, Inc. 6.375%, due 07/15/26[2]		175,000	186,538
Senvion Holding GmbH 3.875%, due 10/25/22[5,11]	EUR	400,000	13,193
WESCO Distribution, Inc. 7.125%, due 06/15/25[2]		125,000	137,174
7.250%, due 06/15/28[2]		150,000	163,875
			1,105,928
Electronics—0.1%
TTM Technologies, Inc. 5.625%, due 10/01/25[2]		175,000	178,446
Energy-alternate sources—0.5%
Azure Power Solar Energy Pvt Ltd. 5.650%, due 12/24/24[2]		300,000	305,925
Pattern Energy Group, Inc. 5.875%, due 02/01/24[2]		75,000	77,250
ReNew Power Pvt Ltd. 5.875%, due 03/05/27[2]		300,000	299,514
ReNew Power Synthetic 6.670%, due 03/12/24[2]		200,000	206,562
TerraForm Power Operating LLC 4.250%, due 01/31/23[2]		125,000	131,038
4.750%, due 01/15/30[2]		125,000	135,625
5.000%, due 01/31/28[2]		50,000	55,125
			1,211,039
Engineering & construction—1.2%
Aeropuertos Argentina 2000 SA 9.375% Cash or 9.375% PIK, 9.375%, due 02/01/27[5,7]		685,199	543,020
	Face amount[1]		Value
Corporate bonds—(continued)
Engineering & construction—(concluded)
Aeropuertos Dominicanos Siglo XXI SA 6.750%, due 03/30/29[5]		810,000	$708,749
6.750%, due 03/30/29[2]		200,000	175,000
Brand Industrial Services, Inc. 8.500%, due 07/15/25[2]		275,000	254,375
Cellnex Telecom SA 1.000%, due 04/20/27[5]	EUR	100,000	114,453
New Enterprise Stone & Lime Co., Inc. 6.250%, due 03/15/26[2]		175,000	180,250
9.750%, due 07/15/28[2]		75,000	78,562
Novafives SAS 3 mo. Euribor + 4.500%, 4.500%, due 06/15/25[5,6]	EUR	250,000	211,327
SPIE SA 2.625%, due 06/18/26[5]	EUR	200,000	235,474
Swissport Financing SARL 5.250%, due 08/15/24[2]	EUR	100,000	94,708
9.000%, due 02/15/25[2]	EUR	125,000	30,927
9.000%, due 02/15/25[5]	EUR	150,000	37,112
TopBuild Corp. 5.625%, due 05/01/26[2]		200,000	207,000
Weekley Homes LLC/Weekley Finance Corp. 6.000%, due 02/01/23		175,000	175,000
6.625%, due 08/15/25		200,000	209,750
			3,255,707
Entertainment—3.4%
Allen Media LLC / Allen Media Co-Issuer, Inc. 10.500%, due 02/15/28[2]		175,000	161,875
AMC Entertainment Holdings, Inc. 10.500%, due 04/24/26[2]		28,000	26,590
12.000%, due 06/15/26[2]		239,000	111,135
ASR Media & Sponsorship SpA 5.125%, due 08/01/24[2]	EUR	275,000	300,676
5.125%, due 08/01/24[5]	EUR	100,000	109,337
Boyne USA, Inc. 7.250%, due 05/01/25[2]		75,000	80,156
Caesars Resort Collection LLC/CRC Finco, Inc. 5.250%, due 10/15/25[2]		325,000	293,026
CCM Merger, Inc. 6.000%, due 03/15/22[2]		150,000	147,000
Churchill Downs, Inc. 4.750%, due 01/15/28[2]		75,000	76,500
5.500%, due 04/01/27[2]		125,000	130,781
Cinemark USA, Inc. 4.875%, due 06/01/23		25,000	21,250
5.125%, due 12/15/22		300,000	261,000
Cirsa Finance International SARL 4.750%, due 05/22/25[5]	EUR	350,000	362,316
Codere Finance 2 Luxembourg SA 6.750%, due 11/01/21[5]	EUR	450,000	322,011
Colt Merger Sub, Inc. 5.750%, due 07/01/25[2]		25,000	26,031
6.250%, due 07/01/25[2]		175,000	183,225
8.125%, due 07/01/27[2]		425,000	432,969

PACE High Yield Investments

Portfolio of investments—July 31, 2020

	Face amount[1]		Value
Corporate bonds—(continued)
Entertainment—(continued)
Downstream Development Authority of the Quapaw Tribe of Oklahoma 10.500%, due 02/15/23[2]		125,000	$99,375
Enterprise Development Authority/The 12.000%, due 07/15/24[2]		300,000	296,313
Gamma Bidco SpA 3 mo. Euribor + 6.000%, 6.000%, due 07/15/25[2,6]	EUR	325,000	368,719
6.250%, due 07/15/25[2]	EUR	250,000	293,383
Gateway Casinos & Entertainment Ltd. 8.250%, due 03/01/24[2]		225,000	175,500
Golden Entertainment, Inc. 7.625%, due 04/15/26[2]		175,000	152,250
International Game Technology PLC 3.500%, due 06/15/26[2]	EUR	250,000	280,431
Intralot Capital Luxembourg SA 5.250%, due 09/15/24[5]	EUR	225,000	66,179
Jacobs Entertainment, Inc. 7.875%, due 02/01/24[2]		225,000	204,187
Juventus Football Club SpA 3.375%, due 02/19/24[5]	EUR	225,000	258,372
Lions Gate Capital Holdings LLC 5.875%, due 11/01/24[2]		125,000	124,687
6.375%, due 02/01/24[2]		75,000	75,706
Live Nation Entertainment, Inc. 5.625%, due 03/15/26[2]		100,000	95,020
Merlin Entertainments Ltd. 5.750%, due 06/15/26[2]		219,000	208,050
Mohegan Gaming & Entertainment 7.875%, due 10/15/24[2]		475,000	401,375
Motion Bondco DAC 4.500%, due 11/15/27[5]	EUR	175,000	178,715
Powdr Corp. 6.000%, due 08/01/25[2]		25,000	25,563
Sazka Group AS 3.875%, due 02/15/27[2]	EUR	350,000	358,686
3.875%, due 02/15/27[5]	EUR	150,000	154,237
Scientific Games International, Inc. 3.375%, due 02/15/26[2]	EUR	175,000	191,052
3.375%, due 02/15/26[5]	EUR	250,000	272,931
5.500%, due 02/15/26[2]	EUR	425,000	414,521
7.000%, due 05/15/28[2]		300,000	276,000
7.250%, due 11/15/29[2]		25,000	22,875
SeaWorld Parks & Entertainment, Inc. 9.500%, due 08/01/25[2,3]		225,000	228,094
Speedway Motorsports LLC/Speedway Funding II, Inc. 4.875%, due 11/01/27[2]		75,000	68,250
Twin River Worldwide Holdings, Inc. 6.750%, due 06/01/27[2]		75,000	72,937
William Hill PLC 4.875%, due 09/07/23[5]	GBP	125,000	164,450
WMG Acquisition Corp. 3.625%, due 10/15/26[5]	EUR	175,000	213,336
	Face amount[1]		Value
Corporate bonds—(continued)
Entertainment—(concluded)
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp. 5.125%, due 10/01/29[2]		75,000	$71,813
7.750%, due 04/15/25[2]		150,000	157,560
			9,016,445
Environmental control—0.0%†
Clean Harbors, Inc. 4.875%, due 07/15/27[2]		75,000	79,508
5.125%, due 07/15/29[2]		25,000	26,750
			106,258
Food—3.0%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertson's LLC 4.625%, due 01/15/27[2]		150,000	158,625
6.625%, due 06/15/24		125,000	130,075
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC 5.750%, due 03/15/25		250,000	258,750
Casino Guichard Perrachon SA EMTN 3.580%, due 02/07/25[5,13]	EUR	100,000	92,646
4.048%, due 08/05/26[5,13]	EUR	100,000	91,733
4.498%, due 03/07/24[5,13]	EUR	100,000	98,630
Casino Guichard-Perrachon SA EMTN 4.561%, due 01/25/23[5,13]	EUR	200,000	216,390
Chobani LLC/Chobani Finance Corp., Inc. 7.500%, due 04/15/25[2]		200,000	208,500
Clearwater Seafoods, Inc. 6.875%, due 05/01/25[2]		25,000	25,375
Grupo KUO SAB De CV 5.750%, due 07/07/27[5]		750,000	704,109
HJ Heinz Finance UK PLC 6.250%, due 02/18/30	GBP	100,000	159,986
Iceland Bondco PLC 4.625%, due 03/15/25[5]	GBP	100,000	119,543
JBS USA LUX SA/JBS USA Finance, Inc. 5.750%, due 06/15/25[2]		75,000	76,969
5.875%, due 07/15/24[2]		50,000	51,031
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc. 6.500%, due 04/15/29[2]		125,000	141,562
Kraft Heinz Foods Co. 4.125%, due 07/01/27[5]	GBP	100,000	140,119
4.375%, due 06/01/46		550,000	572,776
4.875%, due 10/01/49[2]		375,000	414,167
5.000%, due 07/15/35		250,000	292,835
5.000%, due 06/04/42		150,000	167,859
5.200%, due 07/15/45		250,000	285,097
5.500%, due 06/01/50[2]		75,000	87,950
6.500%, due 02/09/40		275,000	346,698
6.875%, due 01/26/39		100,000	133,890
MARB BondCo PLC 7.000%, due 03/15/24[5]		250,000	260,127

PACE High Yield Investments

Portfolio of investments—July 31, 2020

	Face amount[1]		Value
Corporate bonds—(continued)
Food—(concluded)
Minerva Luxembourg SA 6.500%, due 09/20/26[5]		250,000	$262,109
6.500%, due 09/20/26[2]		550,000	576,641
Nathan's Famous, Inc. 6.625%, due 11/01/25[2]		150,000	153,750
NBM US Holdings, Inc. 7.000%, due 05/14/26[5]		500,000	537,225
Pilgrim's Pride Corp. 5.750%, due 03/15/25[2]		300,000	307,500
Post Holdings, Inc. 5.750%, due 03/01/27[2]		375,000	399,375
Quatrim SASU 5.875%, due 01/15/24[5]	EUR	300,000	352,502
US Foods, Inc. 5.875%, due 06/15/24[2,4]		50,000	49,906
6.250%, due 04/15/25[2]		25,000	26,813
			7,901,263
Food service—0.1%
Aramark International Finance SARL 3.125%, due 04/01/25[5]	EUR	125,000	139,564
Aramark Services, Inc. 5.000%, due 04/01/25[2]		25,000	25,687
5.000%, due 02/01/28[2]		75,000	75,469
			240,720
Forest products & paper—0.1%
Mercer International, Inc. 6.500%, due 02/01/24		175,000	172,412
7.375%, due 01/15/25		125,000	125,937
Schweitzer-Mauduit International, Inc. 6.875%, due 10/01/26[2]		100,000	106,163
			404,512
Gas—0.2%
AmeriGas Partners LP/AmeriGas Finance Corp. 5.500%, due 05/20/25		250,000	270,000
5.625%, due 05/20/24		75,000	80,625
5.750%, due 05/20/27		150,000	164,250
			514,875
Hand & machine tools—0.2%
Colfax Corp. 6.000%, due 02/15/24[2]		100,000	105,250
6.375%, due 02/15/26[2]		25,000	27,000
Norican A/S 4.500%, due 05/15/23[5]	EUR	100,000	87,881
Werner FinCo LP/Werner FinCo, Inc. 8.750%, due 07/15/25[2]		375,000	322,500
			542,631
Healthcare-products—0.1%
Ortho-Clinical Diagnostics, Inc./ Ortho-Clinical Diagnostics SA 7.375%, due 06/01/25[2]		125,000	133,125
	Face amount[1]		Value
Corporate bonds—(continued)
Healthcare-products—(concluded)
Ortho-Clinical Diagnostics, Inc./ Ortho-Clinical Diagnostics SA 7.250%, due 02/01/28[2]		175,000	$183,094
			316,219
Healthcare-services—1.7%
Acadia Healthcare Co., Inc. 5.500%, due 07/01/28[2]		125,000	131,719
Air Methods Corp. 8.000%, due 05/15/25[2]		225,000	158,062
Centene Corp. 4.250%, due 12/15/27		225,000	239,062
4.750%, due 01/15/25		200,000	207,264
5.375%, due 06/01/26[2]		175,000	187,147
Charles River Laboratories International, Inc. 5.500%, due 04/01/26[2]		25,000	26,406
CHS/Community Health Systems, Inc. 6.625%, due 02/15/25[2]		300,000	303,090
6.875%, due 02/01/22		188,000	144,760
6.875%, due 04/01/28[2]		148,000	52,540
8.000%, due 03/15/26[2]		300,000	307,281
8.000%, due 12/15/27[2]		50,000	50,250
8.125%, due 06/30/24[2]		409,000	259,212
9.875%, due 06/30/23[2,13]		125,000	98,750
Encompass Health Corp. 4.750%, due 02/01/30		100,000	105,662
Envision Healthcare Corp. 8.750%, due 10/15/26[2]		275,000	110,000
IQVIA, Inc. 2.875%, due 06/15/28[2]	EUR	225,000	270,402
5.000%, due 05/15/27[2]		125,000	133,398
LifePoint Health, Inc. 4.375%, due 02/15/27[2]		25,000	25,548
6.750%, due 04/15/25[2]		100,000	107,750
Polaris Intermediate Corp. 8.500% Cash or 9.250% PIK, 8.500%, due 12/01/22[2,7]		250,000	254,310
Surgery Center Holdings, Inc. 10.000%, due 04/15/27[2]		25,000	26,508
Tenet Healthcare Corp. 4.625%, due 07/15/24		125,000	127,812
4.625%, due 09/01/24[2]		125,000	127,813
4.625%, due 06/15/28[2]		100,000	105,170
4.875%, due 01/01/26[2]		75,000	78,447
5.125%, due 11/01/27[2]		50,000	53,125
6.250%, due 02/01/27[2]		50,000	53,111
6.750%, due 06/15/23		75,000	79,125
6.875%, due 11/15/31		87,000	83,085
7.000%, due 08/01/25[4]		375,000	387,109
West Street Merger Sub, Inc. 6.375%, due 09/01/25[2]		125,000	126,875
			4,420,793
Holding companies-divers—0.5%
KOC Holding AS 5.250%, due 03/15/23[5]		500,000	497,500

PACE High Yield Investments

Portfolio of investments—July 31, 2020

	Face amount[1]	Value
Corporate bonds—(continued)
Holding companies-divers—(concluded)
6.500%, due 03/11/25[2]	200,000	$203,400
6.500%, due 03/11/25[5]	400,000	406,800
VistaJet Malta Finance PLC/XO Management Holding, Inc. 10.500%, due 06/01/24[2]	150,000	135,000
		1,242,700
Home builders—1.5%
Adams Homes, Inc. 7.500%, due 02/15/25[2]	150,000	147,000
Ashton Woods USA LLC/Ashton Woods Finance Co. 6.625%, due 01/15/28[2]	100,000	100,750
6.750%, due 08/01/25[2]	175,000	177,625
Beazer Homes USA, Inc. 6.750%, due 03/15/25	225,000	231,750
7.250%, due 10/15/29	100,000	107,250
Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp. 4.875%, due 02/15/30[2]	150,000	136,125
Brookfield Residential Properties, Inc./Brookfield Residential US Corp. 6.375%, due 05/15/25[2]	150,000	152,250
Century Communities, Inc. 5.875%, due 07/15/25	300,000	308,724
Forestar Group, Inc. 5.000%, due 03/01/28[2]	75,000	75,000
8.000%, due 04/15/24[2]	275,000	295,036
Installed Building Products, Inc. 5.750%, due 02/01/28[2]	150,000	157,875
KB Home 6.875%, due 06/15/27	100,000	113,000
7.625%, due 05/15/23	50,000	55,000
Mattamy Group Corp. 4.625%, due 03/01/30[2]	150,000	151,688
Meritage Homes Corp. 6.000%, due 06/01/25	515,000	591,117
Picasso Finance Sub, Inc. 6.125%, due 06/15/25[2]	75,000	79,688
Shea Homes LP/Shea Homes Funding Corp. 4.750%, due 02/15/28[2]	100,000	104,915
Taylor Morrison Communities, Inc. 5.875%, due 01/31/25[2]	50,000	51,500
6.000%, due 09/01/23[2]	26,000	26,780
6.625%, due 07/15/27[2]	100,000	109,000
TRI Pointe Group, Inc. 5.700%, due 06/15/28	75,000	82,500
TRI Pointe Group, Inc./TRI Pointe Homes, Inc. 5.875%, due 06/15/24	400,000	431,084
Williams Scotsman International, Inc. 6.875%, due 08/15/23[2]	250,000	258,177
Winnebago Industries, Inc. 6.250%, due 07/15/28[2]	100,000	105,750
		4,049,584
	Face amount[1]		Value
Corporate bonds—(continued)
Household products/wares—0.5%
Central Garden & Pet Co. 6.125%, due 11/15/23		275,000	$282,906
Kronos Acquisition Holdings, Inc. 9.000%, due 08/15/23[2]		100,000	101,750
Prestige Brands, Inc. 5.125%, due 01/15/28[2]		100,000	104,929
6.375%, due 03/01/24[2]		150,000	155,250
Spectrum Brands, Inc. 4.000%, due 10/01/26[5]	EUR	100,000	115,376
4.000%, due 10/01/26[2]	EUR	325,000	374,970
5.500%, due 07/15/30[2]		50,000	51,875
5.750%, due 07/15/25		75,000	77,250
			1,264,306
Housewares—0.3%
Newell Brands, Inc. 4.700%, due 04/01/26[13]		275,000	297,770
5.875%, due 04/01/36[13]		350,000	395,500
6.000%, due 04/01/46[13]		50,000	55,125
			748,395
Insurance—0.9%
Acrisure LLC/Acrisure Finance, Inc. 7.000%, due 11/15/25[2]		325,000	328,812
8.125%, due 02/15/24[2]		225,000	239,062
10.125%, due 08/01/26[2]		75,000	82,875
AssuredPartners, Inc. 7.000%, due 08/15/25[2]		150,000	152,250
Genworth Holdings, Inc. 4.900%, due 08/15/23		250,000	222,500
7.625%, due 09/24/21[4]		100,000	100,250
HUB International Ltd. 7.000%, due 05/01/26[2]		300,000	314,250
MGIC Investment Corp. 5.750%, due 08/15/23		275,000	288,750
NMI Holdings, Inc. 7.375%, due 06/01/25[2]		150,000	163,067
Radian Group, Inc. 4.500%, due 10/01/24		200,000	201,000
4.875%, due 03/15/27		175,000	170,188
USIS, Inc. 6.875%, due 05/01/25[2]		50,000	51,250
			2,314,254
Internet—1.3%
Cogent Communications Group, Inc. 4.375%, due 06/30/24[5]	EUR	220,000	261,704
4.375%, due 06/30/24[2]	EUR	100,000	118,956
Go Daddy Operating Co. LLC/GD Finance Co., Inc. 5.250%, due 12/01/27[2]		225,000	239,906
Match Group Holdings II LLC 5.000%, due 12/15/27[2,4]		50,000	52,500
Netflix, Inc. 3.625%, due 06/15/30[2]	EUR	350,000	449,236
3.625%, due 06/15/30[5]	EUR	350,000	449,236

PACE High Yield Investments

Portfolio of investments—July 31, 2020

	Face amount[1]		Value
Corporate bonds—(continued)
Internet—(concluded)
5.375%, due 11/15/29[2]		25,000	$30,281
6.375%, due 05/15/29		375,000	476,250
Uber Technologies, Inc. 7.500%, due 11/01/23[2]		450,000	466,875
7.500%, due 09/15/27[2]		75,000	78,750
8.000%, due 11/01/26[2]		275,000	288,626
United Group BV 3 mo. Euribor + 3.250%, 3.250%, due 02/15/26[2,6]	EUR	100,000	113,430
3.625%, due 02/15/28[2]	EUR	200,000	225,726
Yell Bondco PLC 8.500%, due 05/02/23[2]	GBP	250,000	118,382
			3,369,858
Investment companies—0.6%
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 4.750%, due 09/15/24		425,000	433,500
5.250%, due 05/15/27		375,000	386,250
6.250%, due 05/15/26		425,000	449,127
6.375%, due 12/15/25		150,000	156,000
Mangrove Luxco III SARL 7.775%, due 10/09/25[2,7]	EUR	295,708	313,497
			1,738,374
Iron & steel—0.7%
ABJA Investment Co. Pte Ltd. 5.450%, due 01/24/28[5]		300,000	286,385
Allegheny Technologies, Inc. 5.875%, due 12/01/27[4]		150,000	142,125
ArcelorMittal SA 4.550%, due 03/11/26		50,000	54,276
Baffinland Iron Mines Corp./Baffinland Iron Mines LP 8.750%, due 07/15/26[2]		175,000	181,627
Big River Steel LLC/BRS Finance Corp. 7.250%, due 09/01/25[2]		125,000	126,172
Carpenter Technology Corp. 6.375%, due 07/15/28		200,000	210,062
Cleveland-Cliffs, Inc. 5.750%, due 03/01/25[4]		125,000	107,813
5.875%, due 06/01/27[4]		275,000	236,494
6.750%, due 03/15/26[2]		100,000	100,500
9.875%, due 10/17/25[2]		25,000	27,313
GUSAP III LP 4.250%, due 01/21/30[2]		250,000	254,292
Mineral Resources Ltd. 8.125%, due 05/01/27[2]		175,000	193,158
			1,920,217
Leisure time—1.3%
Carlson Travel, Inc. 9.500%, due 12/15/24[2]		200,000	107,750
Carnival Corp. 1.875%, due 11/07/22	EUR	100,000	90,113
1.875%, due 11/07/22	EUR	100,000	90,113
	Face amount[1]		Value
Corporate bonds—(continued)
Leisure time—(concluded)
3.950%, due 10/15/20[4]		50,000	$49,500
10.125%, due 02/01/26[2]	EUR	250,000	295,798
10.500%, due 02/01/26[2,4]		250,000	258,802
11.500%, due 04/01/23[2]		375,000	408,064
Carnival PLC 1.000%, due 10/28/29	EUR	100,000	62,431
LTF Merger Sub, Inc. 8.500%, due 06/15/23[2]		1,067,000	904,282
NCL Corp. Ltd. 3.625%, due 12/15/24[2]		25,000	16,523
Royal Caribbean Cruises Ltd. 5.250%, due 11/15/22		175,000	148,831
9.125%, due 06/15/23[2]		125,000	127,813
11.500%, due 06/01/25[2,4]		175,000	192,821
Sabre GLBL, Inc. 9.250%, due 04/15/25[2]		150,000	165,187
Viking Cruises Ltd. 5.875%, due 09/15/27[2]		325,000	208,000
6.250%, due 05/15/25[2]		25,000	16,438
13.000%, due 05/15/25[2]		175,000	190,365
VOC Escrow Ltd. 5.000%, due 02/15/28[2]		25,000	20,313
			3,353,144
Lodging—1.5%
Arrow Bidco LLC 9.500%, due 03/15/24[2]		50,000	39,136
Boyd Gaming Corp. 6.000%, due 08/15/26		400,000	405,000
8.625%, due 06/01/25[2]		100,000	110,238
Fortune Star BVI Ltd. 6.850%, due 07/02/24[5]		200,000	205,589
Hilton Domestic Operating Co., Inc. 5.125%, due 05/01/26		350,000	362,250
5.375%, due 05/01/25[2]		100,000	104,550
5.750%, due 05/01/28[2]		100,000	106,750
Inn of the Mountain Gods Resort & Casino 9.250%, due 11/30/20[7]		64,354	55,988
Marriott Ownership Resorts, Inc. 4.750%, due 01/15/28[2]		50,000	46,500
Marriott Ownership Resorts, Inc./ILG LLC 6.500%, due 09/15/26		25,000	25,625
Melco Resorts Finance Ltd. 5.250%, due 04/26/26[2,4]		200,000	202,489
5.375%, due 12/04/29[2]		200,000	200,902
MGM Resorts International 6.000%, due 03/15/23		175,000	182,875
6.750%, due 05/01/25		25,000	26,000
7.750%, due 03/15/22		640,000	680,800
Studio City Finance Ltd. 6.000%, due 07/15/25[2]		200,000	203,202
6.500%, due 01/15/28[2]		200,000	207,060
Wyndham Destinations, Inc. 4.625%, due 03/01/30[2]		75,000	69,000
6.625%, due 07/31/26[2]		200,000	206,431

PACE High Yield Investments

Portfolio of investments—July 31, 2020

	Face amount[1]		Value
Corporate bonds—(continued)
Lodging—(concluded)
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.250%, due 05/15/27[2]		550,000	$489,802
			3,930,187
Machinery-construction & mining—0.0%†
Manitowoc Co., Inc./The 9.000%, due 04/01/26[2]		75,000	76,781
Machinery-diversified—0.7%
Clark Equipment Co. 5.875%, due 06/01/25[2]		50,000	52,563
Galapagos SA 5.375%, due 06/15/21[5,11]	EUR	27,500	343
Granite US Holdings Corp. 11.000%, due 10/01/27[2,4]		75,000	72,000
Husky III Holding Ltd. 13.000%, due 02/15/25[2,7]		125,000	125,625
JPW Industries Holding Corp. 9.000%, due 10/01/24[2]		150,000	126,000
Maxim Crane Works Holdings Capital LLC 10.125%, due 08/01/24[2]		150,000	146,813
Rebecca Bidco GmbH 5.750%, due 07/15/25[2]	EUR	100,000	118,849
Selecta Group BV 5.875%, due 02/01/24[5]	EUR	400,000	160,162
SPX FLOW, Inc. 5.875%, due 08/15/26[2]		175,000	183,312
Tennant Co. 5.625%, due 05/01/25		125,000	129,375
Titan Acquisition Ltd./Titan Co-Borrower LLC 7.750%, due 04/15/26[2,4]		175,000	172,812
Vertical Midco GmbH 4.375%, due 07/15/27[2]	EUR	500,000	591,838
			1,879,692
Media—4.4%
Altice Financing SA 3.000%, due 01/15/28[5]	EUR	200,000	221,426
5.000%, due 01/15/28[2]		400,000	410,620
7.500%, due 05/15/26[2]		200,000	215,050
Altice Finco SA 4.750%, due 01/15/28[5]	EUR	500,000	546,861
Cable Onda SA 4.500%, due 01/30/30[2]		300,000	314,961
CCO Holdings LLC/CCO Holdings Capital Corp. 4.250%, due 02/01/31[2]		50,000	52,149
4.500%, due 05/01/32[2]		175,000	184,625
5.375%, due 05/01/25[2]		25,000	25,781
Clear Channel Worldwide Holdings, Inc. 5.125%, due 08/15/27[2]		425,000	416,500
9.250%, due 02/15/24		81,000	73,513
CSC Holdings LLC 4.125%, due 12/01/30[2]		200,000	210,750
Diamond Sports Group LLC/Diamond Sports Finance Co. 5.375%, due 08/15/26[2]		450,000	346,532
	Face amount[1]		Value
Corporate bonds—(continued)
Media—(continued)
6.625%, due 08/15/27[2]		200,000	$109,500
Dish DBS Corp. 5.875%, due 07/15/22		25,000	26,375
DISH DBS Corp. 5.875%, due 11/15/24		100,000	104,270
6.750%, due 06/01/21		50,000	51,688
7.375%, due 07/01/28[2]		175,000	185,231
EW Scripps Co./The 5.125%, due 05/15/25[2]		225,000	221,063
GCI LLC 6.625%, due 06/15/24[2]		100,000	105,271
Gray Television, Inc. 5.125%, due 10/15/24[2]		225,000	231,140
5.875%, due 07/15/26[2,4]		575,000	594,906
iHeartCommunications, Inc. 4.750%, due 01/15/28[2]		125,000	124,100
5.250%, due 08/15/27[2]		225,000	227,250
6.375%, due 05/01/26		180,117	189,573
8.375%, due 05/01/27		59,591	59,144
LCPR Senior Secured Financing DAC 6.750%, due 10/15/27[2]		200,000	216,100
Midcontinent Communications/Midcontinent Finance Corp. 5.375%, due 08/15/27[2]		100,000	103,812
Nexstar Broadcasting, Inc. 5.625%, due 08/01/24[2]		475,000	488,062
Quebecor Media, Inc. 5.750%, due 01/15/23		275,000	299,833
Salem Media Group, Inc. 6.750%, due 06/01/24[2]		100,000	85,000
Scripps Escrow, Inc. 5.875%, due 07/15/27[2]		25,000	25,125
Sinclair Television Group, Inc. 5.125%, due 02/15/27[2]		150,000	146,813
5.500%, due 03/01/30[2]		50,000	49,985
5.875%, due 03/15/26[2]		200,000	200,500
Sirius XM Radio, Inc. 4.625%, due 07/15/24[2]		100,000	105,300
5.500%, due 07/01/29[2]		200,000	222,750
Summer BidCo BV 9.000% Cash or 9.750% PIK, 9.750%, due 11/15/25[2,7]	EUR	256,703	297,092
TEGNA, Inc. 4.625%, due 03/15/28[2]		425,000	419,687
5.000%, due 09/15/29[2]		100,000	100,812
Tele Columbus AG 3.875%, due 05/02/25[5]	EUR	225,000	250,759
Townsquare Media, Inc. 6.500%, due 04/01/23[2]		275,000	246,125
Univision Communications, Inc. 5.125%, due 02/15/25[2]		50,000	48,500
6.625%, due 06/01/27[2]		175,000	175,490
9.500%, due 05/01/25[2]		100,000	109,250
UPC Holding BV 3.875%, due 06/15/29[5]	EUR	100,000	112,163

PACE High Yield Investments

Portfolio of investments—July 31, 2020

	Face amount[1]		Value
Corporate bonds—(continued)
Media—(concluded)
UPCB Finance VII Ltd. 3.625%, due 06/15/29[5]	EUR	625,000	$728,421
Virgin Media Finance PLC 3.750%, due 07/15/30[2]	EUR	100,000	115,292
5.000%, due 07/15/30[2]		200,000	208,968
Virgin Media Secured Finance PLC 4.125%, due 08/15/30[2]	GBP	300,000	392,700
5.000%, due 04/15/27[5]	GBP	400,000	545,566
Virgin Media Vendor Financing Notes III DAC 4.875%, due 07/15/28[2]	GBP	100,000	132,595
VTR Finance NV 6.375%, due 07/15/28[2]		200,000	213,104
Ziggo Bond Co. BV 3.375%, due 02/28/30[2]	EUR	150,000	168,491
6.000%, due 01/15/27[2]		350,000	371,000
			11,827,574
Metal Fabricate/Hardware—0.3%
Advanced Drainage Systems, Inc. 5.000%, due 09/30/27[2]		75,000	77,250
Grinding Media, Inc./Moly-Cop AltaSteel Ltd. 7.375%, due 12/15/23[2]		175,000	177,844
Hillman Group, Inc./The 6.375%, due 07/15/22[2]		200,000	196,000
Park-Ohio Industries, Inc. 6.625%, due 04/15/27		125,000	109,687
Vallourec SA 2.250%, due 09/30/24[5]	EUR	100,000	52,186
6.375%, due 10/15/23[2]	EUR	125,000	73,502
6.375%, due 10/15/23[5]	EUR	275,000	161,968
			848,437
Mining—2.8%
Alcoa Nederland Holding BV 7.000%, due 09/30/26[2]		400,000	428,000
Arconic Corp. 6.000%, due 05/15/25[2]		150,000	161,718
6.125%, due 02/15/28[2]		25,000	26,656
Coeur Mining, Inc. 5.875%, due 06/01/24		150,000	151,125
Compass Minerals International, Inc. 6.750%, due 12/01/27[2]		150,000	162,766
Constellium SE 6.625%, due 03/01/25[2]		500,000	516,250
First Quantum Minerals Ltd. 6.500%, due 03/01/24[2]		800,000	771,208
7.500%, due 04/01/25[2]		200,000	202,000
7.500%, due 04/01/25[5]		400,000	404,000
Freeport-McMoRan, Inc. 3.875%, due 03/15/23		125,000	132,188
4.125%, due 03/01/28		200,000	210,250
4.250%, due 03/01/30		300,000	313,440
4.375%, due 08/01/28		150,000	159,045
4.625%, due 08/01/30		125,000	133,750
5.000%, due 09/01/27		250,000	266,197
5.450%, due 03/15/43		1,000,000	1,112,500
	Face amount[1]		Value
Corporate bonds—(continued)
Mining—(concluded)
Hudbay Minerals, Inc. 7.250%, due 01/15/23[2]		125,000	$126,563
7.625%, due 01/15/25[2]		50,000	50,625
IAMGOLD Corp. 7.000%, due 04/15/25[2]		175,000	182,000
Joseph T Ryerson & Son, Inc. 8.500%, due 08/01/28[2]		50,000	53,500
Kaiser Aluminum Corp. 4.625%, due 03/01/28[2]		125,000	124,438
6.500%, due 05/01/25[2]		275,000	291,500
KME SE 6.750%, due 02/01/23[5]	EUR	100,000	78,781
Mountain Province Diamonds, Inc. 8.000%, due 12/15/22[2]		100,000	59,000
New Gold, Inc. 7.500%, due 07/15/27[2]		75,000	81,563
Novelis Corp. 4.750%, due 01/30/30[2]		350,000	365,144
5.875%, due 09/30/26[2]		175,000	186,709
Petra Diamonds US Treasury PLC 7.250%, due 05/01/22[2,11]		200,000	73,360
Taseko Mines Ltd. 8.750%, due 06/15/22[2]		175,000	149,188
Vedanta Resources Ltd. 6.125%, due 08/09/24[5]		200,000	130,101
6.375%, due 07/30/22[2]		300,000	213,937
7.125%, due 05/31/23[5]		200,000	135,250
			7,452,752
Miscellaneous manufacturers—0.2%
Amsted Industries, Inc. 5.625%, due 07/01/27[2]		75,000	79,125
EnPro Industries, Inc. 5.750%, due 10/15/26		150,000	155,250
FXI Holdings, Inc. 12.250%, due 11/15/26[2]		369,000	361,989
Hillenbrand, Inc. 5.750%, due 06/15/25		25,000	26,875
			623,239
Office & business equipment—0.1%
CDW LLC/CDW Finance Corp. 4.125%, due 05/01/25		75,000	79,290
5.000%, due 09/01/25		140,000	144,900
			224,190
Oil & gas—11.0%
Antero Resources Corp. 5.000%, due 03/01/25		25,000	15,844
5.125%, due 12/01/22		100,000	80,250
5.375%, due 11/01/21[4]		25,000	23,938
5.625%, due 06/01/23[4]		25,000	17,942
Apache Corp. 3.250%, due 04/15/22		25,000	25,136
4.250%, due 01/15/30		175,000	168,490
4.750%, due 04/15/43		425,000	403,750

PACE High Yield Investments

Portfolio of investments—July 31, 2020

	Face amount[1]	Value
Corporate bonds—(continued)
Oil & gas—(continued)
5.100%, due 09/01/40	475,000	$461,937
5.250%, due 02/01/42	25,000	23,844
5.350%, due 07/01/49	125,000	120,622
Ascent Resources Utica Holdings LLC/ARU Finance Corp. 7.000%, due 11/01/26[2]	25,000	16,000
10.000%, due 04/01/22[2]	375,000	309,956
Bruin E&P Partners LLC 8.875%, due 08/01/23[2,11]	400,000	200
Callon Petroleum Co. 6.125%, due 10/01/24	325,000	99,070
6.250%, due 04/15/23	150,000	48,750
6.375%, due 07/01/26	25,000	7,750
Cenovus Energy, Inc. 3.000%, due 08/15/22	125,000	126,246
5.250%, due 06/15/37	50,000	45,900
5.375%, due 07/15/25	100,000	100,128
5.400%, due 06/15/47	125,000	112,516
6.750%, due 11/15/39	100,000	104,290
Centennial Resource Production LLC 5.375%, due 01/15/26[2]	150,000	67,125
6.875%, due 04/01/27[2]	100,000	45,250
Chaparral Energy, Inc. 8.750%, due 07/15/23[2]	150,000	12,000
Cimarex Energy Co. 4.375%, due 03/15/29	25,000	26,041
Citgo Holding, Inc. 9.250%, due 08/01/24[2]	575,000	575,000
CITGO Petroleum Corp. 6.250%, due 08/15/22[2,4]	50,000	50,235
7.000%, due 06/15/25[2]	225,000	231,187
CNX Resources Corp. 5.875%, due 04/15/22	190,000	188,100
7.250%, due 03/14/27[2,4]	200,000	195,992
Comstock Resources, Inc. 7.500%, due 05/15/25[2]	100,000	94,000
9.750%, due 08/15/26	50,000	50,000
9.750%, due 08/15/26	25,000	24,992
Continental Resources, Inc. 4.375%, due 01/15/28	50,000	46,640
4.500%, due 04/15/23	50,000	49,942
5.000%, due 09/15/22	400,000	400,000
CrownRock LP/CrownRock Finance, Inc. 5.625%, due 10/15/25[2]	275,000	269,500
Denbury Resources, Inc. 6.375%, due 12/31/24[2,11]	118,000	16,048
7.750%, due 02/15/24[2,11]	50,000	21,073
9.000%, due 05/15/21[2,11]	335,000	141,326
Diamond Offshore Drilling, Inc. 3.450%, due 11/01/23[11]	75,000	8,266
5.700%, due 10/15/39[11]	50,000	5,446
7.875%, due 08/15/25[11]	250,000	27,813
Endeavor Energy Resources LP/EER Finance, Inc. 5.500%, due 01/30/26[2]	50,000	50,250
5.750%, due 01/30/28[2]	200,000	205,250
6.625%, due 07/15/25[2]	75,000	78,797
	Face amount[1]	Value
Corporate bonds—(continued)
Oil & gas—(continued)
Ensign Drilling, Inc. 9.250%, due 04/15/24[2]	275,000	$110,000
EP Energy LLC/EP Energy Finance, Inc. 9.375%, due 05/01/20[11]	492,000	49
EP Energy LLC/Everest Acquisition Finance, Inc. 9.375%, due 05/01/24[2,11]	186,000	19
EQT Corp. 3.900%, due 10/01/27	175,000	164,902
4.875%, due 11/15/21	50,000	50,625
6.125%, due 02/01/25[4,13]	75,000	82,687
7.000%, due 02/01/30[13]	150,000	173,670
Gazprom PJSC Via Gaz Capital SA 4.950%, due 07/19/22[5]	400,000	421,250
Geopark Ltd. 5.500%, due 01/17/27[2]	300,000	262,500
Global Marine, Inc. 7.000%, due 06/01/28	100,000	41,500
Gulfport Energy Corp. 6.000%, due 10/15/24	50,000	26,181
6.375%, due 05/15/25	100,000	48,000
6.375%, due 01/15/26	175,000	87,500
HighPoint Operating Corp. 7.000%, due 10/15/22	125,000	31,250
Hilcorp Energy I LP/Hilcorp Finance Co. 6.250%, due 11/01/28[2]	325,000	298,594
Indigo Natural Resources LLC 6.875%, due 02/15/26[2]	225,000	216,830
Jagged Peak Energy LLC 5.875%, due 05/01/26	125,000	127,500
KazMunayGas National Co. JSC 4.400%, due 04/30/23[5]	425,000	447,916
4.400%, due 04/30/23[5]	400,000	421,500
4.750%, due 04/19/27[5]	250,000	279,525
Laredo Petroleum, Inc. 9.500%, due 01/15/25	125,000	90,350
Magnolia Oil & Gas Operating LLC/Magnolia Oil & Gas Finance Corp. 6.000%, due 08/01/26[2]	100,000	96,375
Marathon Oil Corp. 6.600%, due 10/01/37	100,000	104,840
6.800%, due 03/15/32	125,000	136,415
Matador Resources Co. 5.875%, due 09/15/26	125,000	95,155
Medco Bell Pte Ltd. 6.375%, due 01/30/27[2]	250,000	227,721
MEG Energy Corp. 7.000%, due 03/31/24[2]	90,000	85,725
7.125%, due 02/01/27[2]	125,000	111,250
Moss Creek Resources Holdings, Inc. 7.500%, due 01/15/26[2]	125,000	72,813
10.500%, due 05/15/27[2]	75,000	45,000
Murphy Oil Corp. 5.750%, due 08/15/25	250,000	235,305
5.875%, due 12/01/27	150,000	138,000
6.375%, due 12/01/42[13]	125,000	99,375

PACE High Yield Investments

Portfolio of investments—July 31, 2020

	Face amount[1]		Value
Corporate bonds—(continued)
Oil & gas—(continued)
Nabors Industries Ltd. 7.250%, due 01/15/26[2]		150,000	$94,734
7.500%, due 01/15/28[2]		150,000	95,295
Nabors Industries, Inc. 5.750%, due 02/01/25		400,000	158,000
Noble Holding International Ltd. 6.200%, due 08/01/40[11]		50,000	750
7.750%, due 01/15/24[11]		155,000	2,325
7.875%, due 02/01/26[2,11]		200,000	47,000
8.950%, due 04/01/45[11,13]		50,000	750
Oasis Petroleum, Inc. 6.250%, due 05/01/26[2]		25,000	4,438
Occidental Petroleum Corp. 2.600%, due 08/13/21		119,000	118,084
2.600%, due 04/15/22		125,000	121,382
2.700%, due 08/15/22		50,000	48,269
3.200%, due 08/15/26		100,000	91,029
3.400%, due 04/15/26		75,000	67,875
3.500%, due 06/15/25		75,000	70,833
4.300%, due 08/15/39		100,000	81,000
5.550%, due 03/15/26		300,000	301,050
6.200%, due 03/15/40		100,000	97,000
6.450%, due 09/15/36		575,000	575,121
6.950%, due 07/01/24		75,000	78,563
7.125%, due 10/15/27		50,000	46,592
7.500%, due 05/01/31		400,000	423,000
7.875%, due 09/15/31		175,000	186,156
7.950%, due 06/15/39		50,000	50,188
8.000%, due 07/15/25[4]		75,000	81,937
8.500%, due 07/15/27		125,000	139,200
8.875%, due 07/15/30		175,000	196,875
Parkland Corp. 5.875%, due 07/15/27[2]		150,000	159,000
6.000%, due 04/01/26[2]		75,000	79,515
Parsley Energy LLC/Parsley Finance Corp. 5.250%, due 08/15/25[2]		275,000	279,125
PBF Holding Co. LLC/PBF Finance Corp. 6.000%, due 02/15/28[2]		75,000	60,375
9.250%, due 05/15/25[2]		100,000	111,748
PDC Energy, Inc. 6.125%, due 09/15/24		75,000	75,911
Petrobras Global Finance BV 4.750%, due 01/14/25	EUR	100,000	127,784
5.093%, due 01/15/30[2]		200,000	206,000
5.093%, due 01/15/30[5]		300,000	309,000
5.750%, due 02/01/29		250,000	270,075
5.999%, due 01/27/28		125,000	137,669
6.125%, due 01/17/22		360,000	378,337
6.850%, due 06/05/15		475,000	502,550
6.900%, due 03/19/49		315,000	350,595
8.750%, due 05/23/26		1,375,000	1,711,016
Petroleos Mexicanos 4.500%, due 01/23/26		1,000,000	916,000
4.625%, due 09/21/23		550,000	535,012
4.750%, due 02/26/29[5]	EUR	100,000	99,513
6.500%, due 03/13/27		760,000	723,900
	Face amount[1]		Value
Corporate bonds—(continued)
Oil & gas—(continued)
6.500%, due 06/02/41		1,250,000	$1,012,109
6.625%, due 06/15/35		227,000	193,381
6.750%, due 09/21/47		500,000	406,250
6.840%, due 01/23/30[5]		1,175,000	1,092,750
7.690%, due 01/23/50[5]		1,250,000	1,099,125
Petroleos Mexicanos EMTN 2.750%, due 04/21/27[5]	EUR	475,000	446,222
4.875%, due 02/21/28[5]	EUR	100,000	101,820
5.125%, due 03/15/23[5]	EUR	300,000	351,074
Precision Drilling Corp. 5.250%, due 11/15/24		75,000	52,688
7.125%, due 01/15/26[2]		200,000	138,000
7.750%, due 12/15/23		75,000	56,250
Range Resources Corp. 5.875%, due 07/01/22		188,000	176,720
Sanchez Energy Corp. 6.125%, due 01/15/23[9]		350,000	1,750
7.750%, due 06/15/21[9]		475,000	2,375
Sandridge Energy, Inc. 7.500%, due 03/15/21[9,10,12]		1,425,000	0
Seven Generations Energy Ltd. 5.375%, due 09/30/25[2]		100,000	93,000
6.875%, due 06/30/23[2]		175,000	172,476
Shelf Drilling Holdings Ltd. 8.250%, due 02/15/25[2]		275,000	104,500
SM Energy Co. 5.000%, due 01/15/24		25,000	13,750
5.625%, due 06/01/25		175,000	91,000
6.125%, due 11/15/22		75,000	55,500
6.625%, due 01/15/27		75,000	36,938
6.750%, due 09/15/26		150,000	75,000
Southwestern Energy Co. 6.450%, due 01/23/25[4,13]		225,000	207,823
7.750%, due 10/01/27[4]		25,000	23,508
State Oil Co. of the Azerbaijan Republic 6.950%, due 03/18/30[5]		300,000	360,144
State Oil Co. of the Azerbaijan Republic EMTN 4.750%, due 03/13/23[5]		300,000	313,969
Sunoco LP/Sunoco Finance Corp. 4.875%, due 01/15/23		250,000	254,062
5.500%, due 02/15/26		25,000	25,625
6.000%, due 04/15/27		150,000	158,250
Transocean Guardian Ltd. 5.875%, due 01/15/24[2]		175,500	154,879
Transocean Pontus Ltd. 6.125%, due 08/01/25[2]		83,500	77,029
Transocean Poseidon Ltd. 6.875%, due 02/01/27[2]		100,000	90,250
Transocean Sentry Ltd. 5.375%, due 05/15/23[2]		100,000	87,750
Transocean, Inc. 5.800%, due 10/15/22[13]		175,000	82,250
6.800%, due 03/15/38		25,000	6,406
7.250%, due 11/01/25[2]		50,000	24,500
7.500%, due 04/15/31		200,000	53,500
8.000%, due 02/01/27[2]		225,000	109,755

PACE High Yield Investments

Portfolio of investments—July 31, 2020

	Face amount[1]		Value
Corporate bonds—(continued)
Oil & gas—(concluded)
9.350%, due 12/15/41[13]		450,000	$126,000
Tullow Oil PLC 6.250%, due 04/15/22[2]		200,000	136,000
Vine Oil & Gas LP/Vine Oil & Gas Finance Corp. 8.750%, due 04/15/23[2]		200,000	112,500
9.750%, due 04/15/23[2]		225,000	130,500
Whiting Petroleum Corp. 5.750%, due 03/15/21[11]		75,000	12,750
6.250%, due 04/01/23[11]		150,000	27,000
6.625%, due 01/15/26[11]		150,000	25,875
WPX Energy, Inc. 4.500%, due 01/15/30		100,000	93,090
5.875%, due 06/15/28[4]		150,000	153,657
YPF SA 6.950%, due 07/21/27[5]		600,000	448,500
			29,301,975
Oil & gas services—0.7%
Anton Oilfield Services Group 7.500%, due 12/02/22[5]		500,000	313,760
Archrock Partners LP/Archrock Partners Finance Corp. 6.250%, due 04/01/28[2]		175,000	176,750
6.875%, due 04/01/27[2]		75,000	76,760
ChampionX Corp. 6.375%, due 05/01/26		150,000	140,625
Exterran Energy Solutions LP/EES Finance Corp. 8.125%, due 05/01/25		325,000	275,437
FTS International, Inc. 6.250%, due 05/01/22		300,000	84,750
Honghua Group Ltd. 6.375%, due 08/01/22[5]		400,000	391,069
Nine Energy Service, Inc. 8.750%, due 11/01/23[2]		75,000	34,500
SESI LLC 7.125%, due 12/15/21[2]		100,000	40,000
7.750%, due 09/15/24		150,000	54,750
USA Compression Partners LP/USA Compression Finance Corp. 6.875%, due 04/01/26		150,000	153,750
6.875%, due 09/01/27		100,000	102,229
			1,844,380
Packaging & containers—1.6%
ARD Finance SA 5.000% Cash or 5.750% PIK, 5.000%, due 06/30/27 [5,7]	EUR	150,000	172,107
6.500% Cash or 7.250% PIK, 6.500%, due 06/30/27 [2,7]		400,000	409,000
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. 5.250%, due 08/15/27[2]		250,000	261,692
Cascades Inc/Cascades USA, Inc. 5.375%, due 01/15/28[2]		50,000	51,750
Cascades, Inc./Cascades USA, Inc. 5.125%, due 01/15/26[2]		50,000	51,625
	Face amount[1]		Value
Corporate bonds—(continued)
Packaging & containers—(concluded)
Flex Acquisition Co., Inc. 6.875%, due 01/15/25[2]		150,000	$152,250
7.875%, due 07/15/26[2]		175,000	181,421
GPC Merger Sub, Inc. 7.125%, due 08/15/28[2,3]		25,000	26,000
Greif, Inc. 6.500%, due 03/01/27[2,4]		175,000	185,937
Kleopatra Holdings 1 SCA 9.250%, due 06/30/23[5,7]	EUR	509,250	443,905
Matthews International Corp. 5.250%, due 12/01/25[2,4]		125,000	114,688
Mauser Packaging Solutions Holding Co. 7.250%, due 04/15/25[2,4]		675,000	648,000
OI European Group BV 3.125%, due 11/15/24[2]	EUR	125,000	149,637
Owens-Brockway Glass Container, Inc. 6.375%, due 08/15/25[2]		242,000	258,940
6.625%, due 05/13/27[2]		50,000	54,125
Plastipak Holdings, Inc. 6.250%, due 10/15/25[2,4]		100,000	99,875
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 5.125%, due 07/15/23[2]		175,000	177,677
Schoeller Packaging BV 6.375%, due 11/01/24[2]	EUR	125,000	139,895
Sealed Air Corp. 4.000%, due 12/01/27[2]		131,000	135,585
Silgan Holdings, Inc. 2.250%, due 06/01/28	EUR	100,000	115,734
4.125%, due 02/01/28		75,000	76,875
Trident TPI Holdings, Inc. 6.625%, due 11/01/25[2]		100,000	98,250
9.250%, due 08/01/24[2,4]		125,000	132,658
Trivium Packaging Finance BV 5.500%, due 08/15/26[2]		200,000	213,060
			4,350,686
Pharmaceuticals—2.9%
AdaptHealth LLC 6.125%, due 08/01/28[2]		50,000	52,107
Bausch Health Americas, Inc. 8.500%, due 01/31/27[2]		250,000	278,125
Bausch Health Cos., Inc. 4.500%, due 05/15/23[5]	EUR	300,000	352,099
5.000%, due 01/30/28[2]		250,000	251,245
5.250%, due 01/30/30[2]		75,000	76,594
5.500%, due 03/01/23[2]		20,000	20,000
5.875%, due 05/15/23[2]		54,000	54,000
6.125%, due 04/15/25[2]		25,000	25,813
7.000%, due 01/15/28[2]		75,000	81,562
7.250%, due 05/30/29[2]		200,000	220,000
9.000%, due 12/15/25[2]		1,225,000	1,353,625
Endo Dac / Endo Finance LLC / Endo Finco, Inc. 6.000%, due 06/30/28[2]		354,000	269,925
9.500%, due 07/31/27[2]		265,000	285,537

PACE High Yield Investments

Portfolio of investments—July 31, 2020

	Face amount[1]		Value
Corporate bonds—(continued)
Pharmaceuticals—(concluded)
Herbalife Nutrition Ltd./HLF Financing, Inc. 7.875%, due 09/01/25[2]		200,000	$217,500
HLF Financing SARL LLC/Herbalife International, Inc. 7.250%, due 08/15/26[2]		50,000	52,500
Mallinckrodt International Finance SA/ Mallinckrodt CB LLC 5.625%, due 10/15/23[2]		150,000	24,000
5.750%, due 08/01/22[2]		50,000	8,500
Par Pharmaceutical, Inc. 7.500%, due 04/01/27[2]		398,000	423,325
Teva Pharmaceutical Finance Netherlands II BV 1.125%, due 10/15/24[5]	EUR	725,000	764,343
1.625%, due 10/15/28[5]	EUR	200,000	196,497
1.875%, due 03/31/27[5]	EUR	400,000	408,702
6.000%, due 01/31/25[5]	EUR	200,000	251,492
Teva Pharmaceutical Finance Netherlands III BV 4.100%, due 10/01/46		475,000	405,265
6.000%, due 04/15/24		1,450,000	1,536,547
			7,609,303
Pipelines—3.1%
Antero Midstream Partners LP / Antero Midstream Finance Corp. 5.750%, due 01/15/28[2]		25,000	21,315
Antero Midstream Partners LP/Antero Midstream Finance Corp. 5.375%, due 09/15/24		200,000	181,428
5.750%, due 03/01/27[2]		175,000	152,859
Cheniere Energy Partners LP 5.250%, due 10/01/25		25,000	25,625
5.625%, due 10/01/26		25,000	26,406
CNX Midstream Partners LP/CNX Midstream Finance Corp. 6.500%, due 03/15/26[2]		125,000	122,188
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp. 6.250%, due 04/01/23[13]		445,000	430,537
DCP Midstream Operating LP 3.875%, due 03/15/23		25,000	25,065
5.125%, due 05/15/29		175,000	176,158
5.375%, due 07/15/25		225,000	236,929
Delek Logistics Partners LP/Delek Logistics Finance Corp. 6.750%, due 05/15/25		200,000	181,750
Energy Transfer Operating LP (fixed, converts to FRN on 02/15/28), 6.625%, due 02/15/28[6,8]		200,000	144,000
EnLink Midstream LLC 5.375%, due 06/01/29		250,000	199,797
EnLink Midstream Partners LP 4.400%, due 04/01/24		75,000	64,419
4.850%, due 07/15/26		150,000	116,271
5.050%, due 04/01/45		75,000	40,500
5.450%, due 06/01/47		100,000	56,350
	Face amount[1]	Value
Corporate bonds—(continued)
Pipelines—(continued)
5.600%, due 04/01/44	150,000	$83,250
EQM Midstream Partners LP 4.750%, due 07/15/23	225,000	228,150
5.500%, due 07/15/28	100,000	103,680
6.000%, due 07/01/25[2]	125,000	132,582
6.500%, due 07/01/27[2]	25,000	27,565
6.500%, due 07/15/48	25,000	24,906
Genesis Energy LP/Genesis Energy Finance Corp. 6.000%, due 05/15/23	25,000	23,500
6.500%, due 10/01/25	75,000	69,469
7.750%, due 02/01/28	225,000	216,992
Hess Midstream Operations LP 5.125%, due 06/15/28[2]	300,000	303,750
5.625%, due 02/15/26[2]	175,000	181,526
Holly Energy Partners LP/Holly Energy Finance Corp. 5.000%, due 02/01/28[2]	150,000	148,216
NuStar Logistics LP 6.000%, due 06/01/26	75,000	76,875
PBF Logistics LP/PBF Logistics Finance Corp. 6.875%, due 05/15/23	375,000	362,812
Plains All American Pipeline LP
(fixed, converts to FRN on 11/15/22), 6.125%, due 11/15/22[6,8]	525,000	366,844
Rattler Midstream LP 5.625%, due 07/15/25[2]	75,000	79,109
Rockies Express Pipeline LLC 3.600%, due 05/15/25[2]	125,000	121,250
4.800%, due 05/15/30[2]	50,000	47,312
4.950%, due 07/15/29[2]	25,000	24,422
6.875%, due 04/15/40[2]	125,000	125,625
7.500%, due 07/15/38[2]	25,000	25,500
Summit Midstream Holdings LLC/Summit Midstream Finance Corp. 5.500%, due 08/15/22	475,000	308,750
5.750%, due 04/15/25	125,000	61,250
Summit Midstream Partners LP (fixed, converts to FRN on 12/15/22), 9.500%, due 12/15/22[6,8]	350,000	52,063
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 4.750%, due 10/01/23[2]	125,000	120,471
5.500%, due 09/15/24[2]	75,000	71,930
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 4.250%, due 11/15/23	125,000	125,938
5.000%, due 01/15/28[4]	300,000	306,000
5.500%, due 03/01/30[2]	25,000	26,250
5.875%, due 04/15/26[4]	450,000	478,251
6.750%, due 03/15/24	100,000	102,370
TransMontaigne Partners LP/TLP Finance Corp. 6.125%, due 02/15/26	100,000	99,038
Transportadora de Gas del Sur SA 6.750%, due 05/02/25[5]	150,000	130,875
6.750%, due 05/02/25[2]	600,000	523,500

PACE High Yield Investments

Portfolio of investments—July 31, 2020

	Face amount[1]		Value
Corporate bonds—(continued)
Pipelines—(concluded)
Western Midstream Operating LP 3.100%, due 02/01/25[13]		75,000	$74,820
3.950%, due 06/01/25		25,000	24,875
4.000%, due 07/01/22		25,000	25,800
4.500%, due 03/01/28		125,000	125,313
4.650%, due 07/01/26		25,000	25,563
4.750%, due 08/15/28		100,000	100,726
5.300%, due 03/01/48		225,000	200,995
5.450%, due 04/01/44		150,000	136,875
5.500%, due 08/15/48		75,000	66,938
			8,163,523
Real estate—5.4%
ADLER Real Estate AG 1.500%, due 04/17/22[5]	EUR	100,000	114,703
Agile Group Holdings Ltd. (fixed, converts to FRN on 12/04/23), 8.375%, due 12/04/23[5,6,8]		400,000	407,560
Aroundtown SA (fixed, converts to FRN on 01/17/24), 2.125%, due 01/17/24[5,6,8]	EUR	300,000	332,188
Central China Real Estate Ltd. 7.250%, due 04/24/23[5]		300,000	301,953
Central Plaza Development Ltd. EMTN (fixed, converts to FRN on 11/14/24), 5.750%, due 11/14/24[5,6,8]		200,000	195,945
Champion Sincerity Holdings Ltd. (fixed, converts to FRN on 02/08/22), 8.125%, due 02/08/22[5,6,8]		200,000	206,900
China Aoyuan Group Ltd. 5.375%, due 09/13/22[5]		300,000	298,737
7.950%, due 02/19/23[5]		300,000	314,625
China Evergrande Group 7.500%, due 06/28/23[5]		200,000	176,875
9.500%, due 04/11/22[5]		200,000	192,752
9.500%, due 03/29/24[5]		850,000	747,203
10.000%, due 04/11/23[5]		200,000	189,250
China SCE Group Holdings Ltd. 7.375%, due 04/09/24[5]		800,000	808,015
CIFI Holdings Group Co. Ltd. 5.500%, due 01/23/22[5]		500,000	505,525
6.550%, due 03/28/24[5]		200,000	208,007
Consus Real Estate AG 9.625%, due 05/15/24[5]	EUR	100,000	127,219
9.625%, due 05/15/24[2]	EUR	300,000	381,656
Dar Al-Arkan Sukuk Co. Ltd. EMTN 6.875%, due 04/10/22[5]		200,000	193,340
Easy Tactic Ltd. 8.625%, due 02/27/24[5]		300,000	272,629
9.125%, due 07/28/22[5]		300,000	291,049
Fantasia Holdings Group Co. Ltd. 7.375%, due 10/04/21[5]		300,000	300,375
10.875%, due 01/09/23[5]		300,000	313,175
11.750%, due 04/17/22[5]		200,000	210,505
	Face amount[1]	Value
Corporate bonds—(continued)
Real estate—(continued)
Five Point Operating Co. LP/Five Point Capital Corp. 7.875%, due 11/15/25[2]	125,000	$120,784
Greystar Real Estate Partners LLC 5.750%, due 12/01/25[2]	100,000	100,750
Hong Seng Ltd. 9.875%, due 08/27/22[5]	250,000	246,249
Howard Hughes Corp./The 5.375%, due 03/15/25[2]	75,000	75,755
Hunt Cos., Inc. 6.250%, due 02/15/26[2]	175,000	163,625
Jababeka International BV 6.500%, due 10/05/23[5]	200,000	164,312
Kaisa Group Holdings Ltd. 10.500%, due 01/15/25[5]	300,000	287,752
11.500%, due 01/30/23[5]	400,000	415,515
Kennedy-Wilson, Inc. 5.875%, due 04/01/24	375,000	376,406
KWG Group Holdings Ltd. 7.875%, due 09/01/23[5]	200,000	208,500
KWG Group Holdings Ltd. EMTN 7.400%, due 03/05/24[5]	200,000	208,824
Newmark Group, Inc. 6.125%, due 11/15/23	150,000	153,702
Powerlong Real Estate Holdings Ltd. 6.950%, due 07/23/23[5]	250,000	254,071
Realogy Group LLC / Realogy Co-Issuer Corp. 7.625%, due 06/15/25[2]	100,000	104,947
Realogy Group LLC/Realogy Co-Issuer Corp. 9.375%, due 04/01/27[2]	75,000	76,688
Redsun Properties Group Ltd. 9.700%, due 04/16/23[5]	250,000	251,623
RKPF Overseas 2019 A Ltd. 6.700%, due 09/30/24[5]	300,000	308,856
7.875%, due 02/01/23[5]	300,000	315,449
Ronshine China Holdings Ltd. 8.100%, due 06/09/23[5]	300,000	312,465
Scenery Journey Ltd. 11.500%, due 10/24/22[5]	200,000	193,257
13.000%, due 11/06/22[5]	200,000	199,507
Shimao Group Holdings Ltd. 5.600%, due 07/15/26[5]	250,000	266,382
Sunac China Holdings Ltd. 6.500%, due 01/10/25[5]	400,000	393,325
Times China Holdings Ltd. 5.750%, due 04/26/22[5]	200,000	201,468
6.750%, due 07/16/23[5]	200,000	204,937
Yango Justice International Ltd. 9.250%, due 04/15/23[5]	200,000	205,716
Yanlord Land HK Co. Ltd. 5.875%, due 01/23/22[5]	500,000	504,402
6.800%, due 02/27/24[5]	200,000	202,620
Yuzhou Group Holdings Co. Ltd. 7.375%, due 01/13/26[5]	400,000	390,921
8.500%, due 02/26/24[5]	200,000	209,822

PACE High Yield Investments

Portfolio of investments—July 31, 2020

	Face amount[1]		Value
Corporate bonds—(continued)
Real estate—(concluded)
Zhenro Properties Group Ltd. 7.875%, due 04/14/24[5]		200,000	$197,654
			14,406,470
Real estate investment trusts—1.2%
ESH Hospitality, Inc. 4.625%, due 10/01/27[2]		150,000	144,345
5.250%, due 05/01/25[2]		100,000	102,148
FelCor Lodging LP 6.000%, due 06/01/25		575,000	569,250
GEO Group, Inc./The 6.000%, due 04/15/26[4]		200,000	154,250
HAT Holdings I LLC/HAT Holdings II LLC 5.250%, due 07/15/24[2]		150,000	156,281
Iron Mountain UK PLC 3.875%, due 11/15/25[5]	GBP	100,000	129,897
Iron Mountain, Inc. 4.875%, due 09/15/29[2]		100,000	104,175
5.000%, due 07/15/28[2]		50,000	51,750
5.250%, due 07/15/30[2]		200,000	209,750
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp. 4.250%, due 02/01/27[2]		100,000	84,500
5.250%, due 03/15/22[2]		225,000	220,500
MPT Operating Partnership LP/MPT Finance Corp. 5.500%, due 05/01/24		100,000	101,875
6.375%, due 03/01/24		100,000	103,125
Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co-Issuer 7.500%, due 06/01/25[2]		175,000	186,287
SBA Communications Corp. 4.000%, due 10/01/22		125,000	126,688
Service Properties Trust 4.350%, due 10/01/24		275,000	246,546
4.375%, due 02/15/30		25,000	20,406
4.950%, due 02/15/27		75,000	67,898
4.950%, due 10/01/29[4]		25,000	21,375
5.250%, due 02/15/26		25,000	22,500
7.500%, due 09/15/25		50,000	53,012
The Geo Group, Inc. 5.875%, due 10/15/24		25,000	19,813
Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC 7.125%, due 12/15/24[2]		200,000	188,500
7.875%, due 02/15/25[2]		175,000	184,187
			3,269,058
Retail—3.5%
1011778 BC ULC/New Red Finance, Inc. 4.250%, due 05/15/24[2]		100,000	102,000
4.375%, due 01/15/28[2]		275,000	286,036
5.000%, due 10/15/25[2]		200,000	205,322
Abercrombie & Fitch Management Co. 8.750%, due 07/15/25[2]		125,000	124,688
Arcos Dorados Holdings, Inc. 5.875%, due 04/04/27[5]		200,000	210,576
	Face amount[1]		Value
Corporate bonds—(continued)
Retail—(continued)
Asbury Automotive Group, Inc. 4.500%, due 03/01/28[2]		40,000	$41,015
Beacon Roofing Supply, Inc. 4.500%, due 11/15/26[2,4]		75,000	76,875
Burlington Coat Factory Warehouse Corp. 6.250%, due 04/15/25[2]		50,000	53,500
Carvana Co. 8.875%, due 10/01/23[2]		50,000	52,000
eG Global Finance PLC 4.375%, due 02/07/25[5]	EUR	300,000	333,909
Ferrellgas LP/Ferrellgas Finance Corp. 6.500%, due 05/01/21[4]		230,000	198,950
6.750%, due 06/15/23[4,13]		150,000	129,750
10.000%, due 04/15/25[2]		50,000	54,938
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp. 8.625%, due 06/15/20		100,000	29,528
Gap Inc/The 8.625%, due 05/15/25[2,4]		125,000	137,775
Golden Nugget, Inc. 6.750%, due 10/15/24[2]		775,000	542,500
8.750%, due 10/01/25[2,4]		546,000	285,967
Grupo Unicomer Co. Ltd. 7.875%, due 04/01/24[5]		600,000	554,250
Hema Bondco I BV 3 mo. Euribor + 6.250%, 6.250%, due 07/15/22[5,6]	EUR	550,000	451,464
Hema Bondco II BV 8.500%, due 01/15/23[5]	EUR	100,000	883
Hornbach Baumarkt AG 3.250%, due 10/25/26[5]	EUR	100,000	120,440
IRB Holding Corp. 6.750%, due 02/15/26[2,4]		125,000	125,625
7.000%, due 06/15/25[2]		125,000	135,938
JC Penney Corp., Inc. 6.375%, due 10/15/36[11]		150,000	675
8.625%, due 03/15/25[2,11]		150,000	1,500
L Brands, Inc. 6.750%, due 07/01/36		625,000	603,187
6.875%, due 07/01/25[2]		50,000	53,849
6.875%, due 11/01/35		100,000	95,720
7.500%, due 06/15/29		50,000	51,456
9.375%, due 07/01/25[2]		75,000	83,625
Lithia Motors, Inc. 4.625%, due 12/15/27[2]		75,000	79,710
5.250%, due 08/01/25[2]		125,000	130,000
Murphy Oil USA, Inc. 4.750%, due 09/15/29		150,000	158,576
5.625%, due 05/01/27		25,000	26,500
Penske Automotive Group, Inc. 3.750%, due 08/15/20		125,000	125,000
PetSmart, Inc. 7.125%, due 03/15/23[2]		525,000	530,250
Pizzaexpress Financing 2 PLC 6.625%, due 08/01/21[5]	GBP	425,000	349,205

PACE High Yield Investments

Portfolio of investments—July 31, 2020

	Face amount[1]		Value
Corporate bonds—(continued)
Retail—(concluded)
Rite Aid Corp. 7.500%, due 07/01/25[2]		52,000	$52,910
8.000%, due 11/15/26[2]		178,000	183,322
Sonic Automotive, Inc. 6.125%, due 03/15/27		275,000	284,625
Staples, Inc. 7.500%, due 04/15/26[2]		450,000	394,785
10.750%, due 04/15/27[2]		475,000	301,625
Stonegate Pub Co. Financing 2019 PLC 8.250%, due 07/31/25[2]	GBP	500,000	628,320
Superior Plus LP/Superior General Partner, Inc. 7.000%, due 07/15/26[2]		50,000	52,875
Tendam Brands SAU 3 mo. Euribor + 5.250%, 5.250%, due 09/15/24[5,6]	EUR	150,000	150,687
Very Group Funding PLC 7.750%, due 11/15/22[2]	GBP	425,000	510,922
Yum! Brands, Inc. 3.875%, due 11/01/23		275,000	284,969
			9,388,222
Savings & loans—0.0%†
Washington Mutual, Inc. 0.000%, due 09/21/17[9,12]		500,000	6,250
Semiconductors—0.2%
Amkor Technology, Inc. 6.625%, due 09/15/27[2]		100,000	110,000
Entegris, Inc. 4.625%, due 02/10/26[2]		200,000	207,576
Microchip Technology, Inc. 4.250%, due 09/01/25[2]		175,000	184,140
Qorvo, Inc. 4.375%, due 10/15/29[2]		100,000	107,656
5.500%, due 07/15/26		50,000	53,665
			663,037
Software—1.4%
Ascend Learning LLC 6.875%, due 08/01/25[2]		100,000	103,000
6.875%, due 08/01/25[2]		75,000	76,875
Boxer Parent Co., Inc. 6.500%, due 10/02/25[2]	EUR	150,000	185,545
7.125%, due 10/02/25[2]		75,000	82,289
9.125%, due 03/01/26[2]		75,000	79,500
BY Crown Parent LLC 7.375%, due 10/15/24[2]		450,000	456,187
BY Crown Parent LLC/BY Bond Finance, Inc. 4.250%, due 01/31/26[2]		75,000	77,741
Camelot Finance SA 4.500%, due 11/01/26[2]		125,000	131,211
Castle U.S. Holding Corp. 9.500%, due 02/15/28[2]		350,000	323,750
CDK Global, Inc. 5.250%, due 05/15/29[2]		50,000	54,753
5.875%, due 06/15/26		125,000	133,582
	Face amount[1]		Value
Corporate bonds—(continued)
Software—(concluded)
Donnelley Financial Solutions, Inc. 8.250%, due 10/15/24		50,000	$50,500
Dun & Bradstreet Corp./The 10.250%, due 02/15/27[2]		255,000	289,535
IQVIA, Inc. 3.250%, due 03/15/25[5]	EUR	200,000	238,884
j2 Cloud Services LLC/j2 Cloud Co-Obligor, Inc. 6.000%, due 07/15/25[2]		200,000	208,500
Open Text Corp. 3.875%, due 02/15/28[2]		175,000	182,821
5.875%, due 06/01/26[2]		150,000	159,330
Open Text Holdings, Inc. 4.125%, due 02/15/30[2]		175,000	183,750
PTC, Inc. 3.625%, due 02/15/25[2]		100,000	103,677
4.000%, due 02/15/28[2]		50,000	52,518
Solera LLC/Solera Finance, Inc. 10.500%, due 03/01/24[2]		125,000	132,250
SS&C Technologies, Inc. 5.500%, due 09/30/27[2]		325,000	349,375
Veritas US, Inc./Veritas Bermuda Ltd. 10.500%, due 02/01/24[2]		200,000	183,000
			3,838,573
Storage/Warehousing—0.1%
Algeco Global Finance PLC 6.500%, due 02/15/23[5]	EUR	225,000	255,843
Telecommunications—6.6%
Altice France Holding SA 4.000%, due 02/15/28[5]	EUR	225,000	243,750
6.000%, due 02/15/28[2]		400,000	399,516
8.000%, due 05/15/27[5]	EUR	325,000	411,445
10.500%, due 05/15/27[2]		400,000	457,500
Altice France SA 3.375%, due 01/15/28[2]	EUR	350,000	402,742
3.375%, due 01/15/28[5]	EUR	400,000	460,277
7.375%, due 05/01/26[2]		400,000	426,660
CenturyLink, Inc. 5.125%, due 12/15/26[2]		250,000	262,188
6.750%, due 12/01/23		175,000	194,031
CommScope Technologies LLC 6.000%, due 06/15/25[2]		475,000	485,307
CommScope, Inc. 5.500%, due 03/01/24[2]		150,000	155,778
6.000%, due 03/01/26[2]		50,000	53,344
7.125%, due 07/01/28[2]		100,000	105,865
8.250%, due 03/01/27[2,4]		75,000	80,880
Connect Finco SARL/Connect US Finco LLC 6.750%, due 10/01/26[2]		200,000	205,060
Digicel Group 0.5 Ltd. 7.000%, due 08/17/20[2,7,8]		39,909	3,592
5.000% Cash or 8.000% PIK, 8.000%, due 04/01/25[2,7]		240,960	81,926
8.000% Cash or 2.000% PIK, 10.000%, due 04/01/24[7]		632,352	477,426

PACE High Yield Investments

Portfolio of investments—July 31, 2020

	Face amount[1]		Value
Corporate bonds—(continued)
Telecommunications—(continued)
Digicel International Finance Ltd. / Digicel Holdings Bermuda Ltd. 8.000%, due 12/31/26[2]		24,168	$17,341
8.750%, due 05/25/24[2]		60,541	60,919
6.000% Cash or 7.000% PIK, 13.000%, due 12/31/25[2,7]		30,664	27,598
Embarq Corp. 7.995%, due 06/01/36		375,000	439,500
Frontier Communications Corp. 8.000%, due 04/01/27[2,11]		100,000	103,500
8.500%, due 04/01/26[2,11]		50,000	49,250
10.500%, due 09/15/22[11]		1,525,000	529,937
Hughes Satellite Systems Corp. 6.625%, due 08/01/26		300,000	333,750
Intelsat Jackson Holdings SA 8.500%, due 10/15/24[2,11]		550,000	363,000
9.750%, due 07/15/25[2,11]		400,000	266,000
Intelsat Luxembourg SA 7.750%, due 06/01/21[11]		25,000	1,250
8.125%, due 06/01/23[11]		165,000	8,250
Level 3 Financing, Inc. 5.625%, due 02/01/23		70,000	70,294
Millicom International Cellular SA 6.250%, due 03/25/29[5]		200,000	220,150
6.250%, due 03/25/29[2]		250,000	275,188
6.625%, due 10/15/26[5]		250,000	272,500
Network i2i Ltd. (fixed, converts to FRN on 01/15/25), 5.650%, due 01/15/25[5,6,8]		300,000	295,875
Nokia of America Corp. 6.450%, due 03/15/29		100,000	104,411
Qualitytech LP/QTS Finance Corp. 4.750%, due 11/15/25[2]		75,000	77,625
RCS & RDS SA 2.500%, due 02/05/25[2]	EUR	200,000	227,933
3.250%, due 02/05/28[2]	EUR	100,000	112,642
SoftBank Group Corp. 3.125%, due 09/19/25[5]	EUR	425,000	497,895
4.000%, due 09/19/29[5]	EUR	200,000	243,809
4.500%, due 04/20/25[5]	EUR	100,000	123,181
5.000%, due 04/15/28[5]	EUR	300,000	383,007
Sprint Capital Corp. 8.750%, due 03/15/32		445,000	686,412
Sprint Communications, Inc. 6.000%, due 11/15/22		25,000	26,969
9.250%, due 04/15/22		225,000	249,750
Sprint Corp. 7.625%, due 03/01/26		175,000	218,747
7.875%, due 09/15/23		725,000	841,000
T-Mobile USA, Inc. 6.000%, due 04/15/24		100,000	102,359
6.375%, due 03/01/25		325,000	333,625
TalkTalk Telecom Group PLC 3.875%, due 02/20/25[5]	GBP	200,000	256,564
Telecom Argentina SA 6.500%, due 06/15/21[5]		190,000	183,255
	Face amount[1]		Value
Corporate bonds—(continued)
Telecommunications—(concluded)
6.500%, due 06/15/21[2]		900,000	$871,875
Telecom Italia Capital SA 6.000%, due 09/30/34		350,000	425,047
7.200%, due 07/18/36		50,000	65,675
Telecom Italia Finance SA EMTN 7.750%, due 01/24/33	EUR	750,000	1,267,734
Telecom Italia SpA 5.303%, due 05/30/24[2]		25,000	27,937
Telecom Italia SpA EMTN 2.375%, due 10/12/27[5]	EUR	400,000	470,880
Telesat Canada/Telesat LLC 4.875%, due 06/01/27[2]		100,000	101,500
6.500%, due 10/15/27[2,4]		125,000	128,475
ViaSat, Inc. 5.625%, due 04/15/27[2,4]		125,000	132,463
Vodafone Group PLC (fixed, converts to FRN on 10/03/23), 3.100%, due 01/03/79[5,6]	EUR	500,000	596,991
(fixed, converts to FRN on 07/03/28), 4.200%, due 10/03/78[5,6]	EUR	125,000	162,336
(fixed, converts to FRN on 01/04/29), 7.000%, due 04/04/79[6]		275,000	330,643
Windstream Services LLC/Windstream Finance Corp. 10.500%, due 06/30/24[2,11]		100,000	5,000
Zayo Group Holdings, Inc. 6.125%, due 03/01/28[2]		100,000	103,125
			17,600,454
Textiles—0.3%
Eagle Intermediate Global Holding BV/Ruyi US Finance LLC 5.375%, due 05/01/23[2]	EUR	300,000	225,835
5.375%, due 05/01/23[5]	EUR	253,000	190,734
Golden Legacy Pte Ltd. 6.875%, due 03/27/24[5]		300,000	273,871
			690,440
Toys/Games/Hobbies—0.1%
Mattel, Inc. 5.875%, due 12/15/27[2]		50,000	53,812
6.750%, due 12/31/25[2]		125,000	133,884
			187,696
Transportation—0.5%
CMA CGM SA 5.250%, due 01/15/25[5]	EUR	100,000	98,771
Rumo Luxembourg SARL 5.875%, due 01/18/25[5]		500,000	524,895
Transnet SOC Ltd. 4.000%, due 07/26/22[5]		250,000	247,635
XPO Logistics, Inc. 6.125%, due 09/01/23[2]		150,000	152,954
6.250%, due 05/01/25[2]		275,000	297,687
			1,321,942

PACE High Yield Investments

Portfolio of investments—July 31, 2020

	Face amount[1]	Value
Corporate bonds—(concluded)
Trucking & leasing—0.3%
DAE Funding LLC 5.250%, due 11/15/21[2]	300,000	$300,000
Fly Leasing Ltd. 5.250%, due 10/15/24	200,000	158,000
Fortress Transportation and Infrastructure Investors LLC 6.500%, due 10/01/25[2]	175,000	164,537
6.750%, due 03/15/22[2]	50,000	50,756
9.750%, due 08/01/27[2]	125,000	129,062
		802,355
Total corporate bonds (cost—$266,503,088)		257,505,186
Loan assignments—1.8%
Auto manufacturers—0.0%†
Clarios Global LP, USD Term Loan B, (1 mo. USD LIBOR + 3.500%), 3.667%, due 04/30/26[6]	123,253	120,145
Broadcast—0.2%
Allen Media LLC, 2020 Term Loan B, (3 mo. USD LIBOR + 5.500%), 5.808%, due 02/10/27[6]	174,402	168,298
Spectacle Gary Holdings LLC, Delayed Draw Term Loan, 11.000%, due 12/23/25[14]	16,892	15,625
Term Loan B, (3 mo. USD LIBOR + 9.000%), 11.000%, due 12/23/25[6]	233,108	215,625
		399,548
Chemicals—0.1%
Consolidated Energy Finance SA, Term Loan B, (1 mo. USD LIBOR + 2.500%), 2.687%, due 05/07/25[6]	195,564	180,163
Commercial services—0.1%
National Intergovernmental Purchasing Alliance Co., 1st Lien Term Loan, (3 mo. USD LIBOR + 3.750%), 4.058%, due 05/23/25[6]	98,002	95,144
USS Ultimate Holdings, Inc., 1st Lien Term Loan, (3 mo. USD LIBOR + 3.750%), 4.750%, due 08/25/24[6]	145,371	136,694
		231,838
Containers & packaging—0.1%
Flex Acquisition Co., Inc., 1st Lien Term Loan, (3 mo. USD LIBOR + 3.000%), 4.000%, due 12/29/23[6]	286,564	277,302
	Face amount[1]	Value
Loan assignments—(continued)
Electric—0.1%
Pacific Gas & Electric Co., 2020 Exit Term Loan B, (3 mo. USD LIBOR + 4.500%), 5.500%, due 06/23/25[6]	200,000	$197,562
Engineering & construction—0.0%†
MRO Holdings, Inc., 2019 Term Loan B, (3 mo. USD LIBOR + 5.000%), 5.308%, due 06/04/26[6]	148,500	108,591
Entertainment—0.1%
Gateway Casinos & Entertainment Ltd., 2018 Term Loan B, (3 mo. USD LIBOR + 3.000%), 3.308%, due 03/13/25[6]	196,000	156,310
Financial services—0.1%
Air Methods Corp., 2017 Term Loan B, (3 mo. USD LIBOR + 3.500%), 4.500%, due 04/22/24[6]	119,575	95,090
UFC Holdings LLC, 2019 Term Loan, (6 mo. USD LIBOR + 3.250%), 4.250%, due 04/29/26[6]	98,845	95,900
		190,990
Gaming—0.0%†
Boyd Gaming Corp., Term Loan B3, (1 week USD LIBOR + 2.250%), 2.361%, due 09/15/23[6]	63,304	61,097
Hotels, restaurants & leisure—0.2%
Life Time Fitness, Inc., 2017 Term Loan B, (3 mo. USD LIBOR + 2.750%), 3.750%, due 06/10/22[6]	673,162	605,624
Insurance—0.2%
Asurion LLC, 2017 Term Loan B4, (1 mo. USD LIBOR + 3.000%), 3.161%, due 08/04/22[6]	397,200	391,639
Hub International Ltd., 2018 Term Loan B, (3 mo. USD LIBOR + 3.000%), 3.219% - 3.264%, due 04/25/25[6]	48,564	47,100
		438,739
Lodging—0.1%
Golden Nugget, Inc., 2017 Incremental Term Loan B, (1 mo. USD LIBOR + 2.500%), 3.250%, due 10/04/23[6]	162,627	135,668

PACE High Yield Investments

Portfolio of investments—July 31, 2020

	Face amount[1]	Value
Loan assignments—(continued)
Lodging—(concluded)
2020 Initial Term Loan, (3 mo. USD LIBOR + 12.000%), 13.000%, due 10/04/23[6]	25,000	$28,125
		163,793
Media—0.1%
Altice France SA, 2018 Term Loan B13, (1 mo. USD LIBOR + 4.000%), 4.175%, due 08/14/26[6]	167,142	163,142
Diamond Sports Group LLC, Term Loan, (1 mo. USD LIBOR + 3.250%), 3.420%, due 08/24/26[6]	99,250	79,028
NASCAR Holdings, Inc, Term Loan B, (1 mo. USD LIBOR + 2.750%), 2.922%, due 10/19/26[6]	66,300	64,707
		306,877
Media-publishing—0.1%
Cengage Learning, Inc., 2016 Term Loan B, (6 mo. USD LIBOR + 4.250%), 5.250%, due 06/07/23[6]	222,680	180,186
Metals & mining—0.0%†
Neenah Foundry Co., 2017 Term Loan, (2 mo. USD LIBOR + 6.500%), 6.714% - 6.743%, due 12/13/22[6]	122,774	104,358
Oil & gas—0.3%
Apergy Corp., 2020 Term Loan, 6.000%, due 05/28/27	400,000	394,000
California Resources Corp., 2017 1st Lien Term Loan, (3 mo. USD LIBOR + 4.750%), 5.750%, due 12/31/22[6]	475,000	172,017
Second Out Term Loan, (3 mo. USD LIBOR + 10.375%), 11.375%, due 12/31/21[6]	75,000	2,375
Citgo Holding, Inc., 2019 Term Loan B, (3 mo. USD LIBOR + 7.000%), 8.000%, due 08/01/23[6]	173,688	165,003
Parker Drilling Co., 2nd Lien PIK Term Loan, 11.000% Cash or 2.000% PIK 11.000%, due 3/26/2024[7]	26,411	23,902
Prairie ECI Acquiror LP, Term Loan B, (1 mo. USD LIBOR + 4.750%), 4.911%, due 03/11/26[6]	94,842	85,290
		842,587
	Face amount[1]	Value
Loan assignments—(concluded)
Retail-restaurants—0.0%†
1011778 B.C. Unlimited Liability Co., Term Loan B4, (1 mo. USD LIBOR + 1.750%), 1.911%, due 11/19/26[6]	133,710	$128,173
Total loan assignments (cost—$5,419,359)		4,693,883
Non-U.S. government agency obligations—0.5%
Egypt Government International Bond 7.903%, due 02/21/48[5]	250,000	229,687
Province of Santa Fe 7.000%, due 03/23/23[5]	150,000	103,125
Turkiye Ihracat Kredi Bankasi AS 5.375%, due 10/24/23[2]	200,000	189,313
5.375%, due 10/24/23[5]	750,000	709,922
5.375%, due 10/24/23[5]	200,000	189,313
Total non-U.S. government agency obligations (cost—$1,530,975)		1,421,360
	Number of shares
Common stocks—0.1%
Chemicals—0.1%
Hexion Holdings Corp., Class B*	17,052	113,396
Energy equipment & services—0.0%†
Parker Drilling Co.*	1,153	5,292
Weatherford International PLC*	2,438	4,218
		9,510
Entertainment—0.0%†
AMC Entertainment Holdings, Inc., Class A	700	2,828
Metals & mining—0.0%†
Aleris International[9,10,12]	795	15,900
Elah Holdings, Inc.*	5	227
		16,127
Oil, gas & consumable fuels—0.0%†
Chaparral Energy, Inc., Class A*,4	3,605	1,403
Software—0.0%†
Avaya Holdings Corp.*,4	5,969	75,567
Specialty retail—0.0%†
Rue21, Inc.[9,10,12]	16	416
Total common stocks (cost—$1,085,449)		219,247
	Number of warrants
Warrants—0.0%†
Media—0.0%†
iHeartMedia, Inc. expires 05/01/39*,9	1,347	9,968
Oil & gas—0.0%†
SandRidge Energy, Inc. strike price $41.34, expires 10/04/22*	2,784	179

PACE High Yield Investments

Portfolio of investments—July 31, 2020

	Number of warrants		Value
Warrants—(concluded)
Oil & gas—(concluded)†
SandRidge Energy, Inc. strike price $42.03, expires 10/04/22*		1,172	$64
			243
Paper & forest products—0.0%†
Appvion Holding Corp. expires 06/13/23*,9,10,12	USD	1,264	—
Total warrants (cost—$22,593)			10,211
	Number of shares
Short-term investments—0.4%
Investment companies—0.4%
State Street Institutional U.S. Government Money Market Fund, 0.09% (cost—$1,039,760)		1,039,760	1,039,760
	Number of shares	Value
Investment of cash collateral from securities loaned—3.3%
Money market funds—3.3%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.12% (cost—$8,857,440)	8,857,440	$8,857,440
Total investments (cost—$284,458,664)—102.7%		273,747,087
Liabilities in excess of other assets—(2.7)%		(7,326,282)
Net assets—100.0%		$266,420,805

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 267.

Forward foreign currency contracts

Counterparty	Sell		Purchase		Settlement Date	Unrealized appreciation (depreciation)
SSC	EUR	39,655,199	USD	44,552,299	08/06/20	$(2,161,494)
SSC	GBP	4,198,768	USD	5,172,953	08/06/20	(323,293)
SSC	USD	353,000	EUR	313,036	08/06/20	15,756
SSC	USD	96,000	EUR	84,844	08/06/20	3,946
SSC	USD	35,000	EUR	29,611	08/06/20	(119)
Net unrealized appreciation (depreciation)						$(2,465,204)

PACE High Yield Investments

Portfolio of investments—July 31, 2020

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2020 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Corporate bonds	$—	$257,499,686	$5,500	$257,505,186
Loan assignments	—	4,693,883	—	4,693,883
Non-U.S. government agency obligations	—	1,421,360	—	1,421,360
Common stocks	202,931	416	15,900	219,247
Warrants	10,211	—	—	10,211
Short-term investments	—	1,039,760	—	1,039,760
Investment of cash collateral from securities loaned	—	8,857,440	—	8,857,440
Forward foreign currency contracts	—	19,702	—	19,702
Total	$213,142	$273,532,247	$21,400	$273,766,789
Liabilities
Forward foreign currency contracts	$—	$(2,484,906)	$—	$(2,484,906)

At July 31, 2020, there were no transfers in or out of Level 3.

Securities valued using unobservable inputs, i.e. Level 3, were not considered significant to the Fund.

Portfolio footnotes

†  Amount represents less than 0.05%

*  Non-income producing security.

1  In US dollars unless otherwise indicated.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $114,742,562, represented 43.1% of the Portfolio's net assets at period end.

3  Security purchased on a when-issued basis. When-issued refers to a transaction made conditionally because a security, although authorized, has not yet been issued.

4  Security, or portion thereof, was on loan at the period end.

5  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

6  Variable or floating rate security. The interest rate shown is the rate in effect as of period end and changes periodically.

7  Payment-in-kind security for which interest may be paid in cash or additional principal, at the discretion of the issuer.

8  Perpetual investment. Date shown reflects the next call date.

PACE High Yield Investments

Portfolio of investments—July 31, 2020

Portfolio footnotes—(concluded)

9  This security is considered restricted. At period end, the value of restricted securities was $42,159, represented 0.0% of the Portfolio's net assets. The table below provides further information.

Restricted security	Acquisition date	Acquisition cost	Acquisition cost as a percentage of net asset	Value at 07/31/20	Value as a percentage of net assets
Aleris International	7/30/10	$13,981	0.0%	$15,900	0.0%
Appvion Holding Corp. expires 06/13/23	8/23/18	—	—	—	—
Cloud Peak Energy 3.000%, due 03/15/24	7/30/15-12/17/19	418,929	0.2	5,500	0.0
Cloud Peak Energy 12.000%, due 11/21/21	12/17/19	—	—	—	—
iHeartMedia Inc. expires 05/01/39	7/31/19	22,593	0.0	9,968	0.0
Rue21 Inc.	12/26/18	960	0.0	416	0.0
Sandridge Energy, Inc., 7.500%, due 03/15/21	10/04/16	—	—	—	—
Sanchez Energy Corp. 6.125%, due 01/15/23	10/30/17-12/1/17	310,233	0.1	1,750	0.0
Sanchez Energy Corp. 7.750%, due 06/15/21	11/3/17-12/1/17	462,798	0.2	2,375	0.0
Washington Mutual, Inc., 0.000%, due 09/21/17	9/21/17	—	—	6,250	0.0

10  Significant unobservable inputs were used in the valuation of this security; i.e. Level 3.

11  Bond interest in default.

12  Security fair valued by the Valuation Committee under the direction of the Board of Trustees.

13  Step bond—coupon rate increases in increments to maturity. The rate disclosed is the rate at the period end; the maturity date disclosed is the ultimate maturity date.

14  All or a portion of the loan commitment is unfunded.

See accompanying notes to financial statements

PACE Large Co Value Equity Investments

Performance

For the 12-months ended July 31, 2020, the Portfolio's Class P shares returned -12.24% before the deduction of the maximum PACE Select program fee.1 In comparison, the Russell 1000 Value Index (the "benchmark") returned -6.01%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 165. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Investment Manager's comments2

The Portfolio underperformed its benchmark during the reporting period by a disappointing margin. Risk factors including an overweight to value factors such as earnings yield and dividend yield vs. the benchmark were headwinds during this period. Stock selection and sector allocation also detracted from relative returns. Stock selection was weakest within the Financials, Communication Services and REIT sectors and only partially offset by positive stock selection within Materials and Information Technology. The Portfolio's overweight to the Energy sector also detracted on a relative basis. This was particularly impactful in the first quarter of 2020 when the OPEC plus group of oil producers had failed to agree to supply cuts in the face of reduced demand. This caused oil prices to immediately spike downwards by almost a third in early March, sending shockwaves worldwide and igniting further volatility.

Deeper value managers generally experienced the most severe headwinds this past year, which was exacerbated by the outperformance of larger capitalization and higher P/E, higher growth companies this past year with the onset of COVID-19, and reflected concerns of how smaller market capitalization companies would fare in the new environment. We trimmed exposure to Pzena, a deep value manager in Q2 2020 as the manager's relative performance partially rebounded following a very difficult Q1 2020 where the onset of COVID-19 led investors to generally sell stocks associated with cyclicality. These proceeds were given to LA Capital, a lower tracking error quantitative manager to better diversify risk in the Fund. Disappointingly, the more quality oriented manager, River Road, failed to protect capital in part due to the energy overweight and the associative macro shock due to the aforementioned OPEC developments. We continue to carefully monitor this Portfolio in an effort to improve relative performance.

Derivatives were not used during the reporting period.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  Performance is discussed on a gross-of-fees basis—meaning that no fees or expenses are reflected when discussed at the level of a subadvisor's sleeve (or subadvisors' sleeves, if applicable). Alternatively, performance at the overall Portfolio level is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Large Co Value Equity Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisors:

Pzena Investment Management, LLC ("Pzena");

Boston Partners Global Investors, Inc. ("Boston Partners");

Los Angeles Capital Management and Equity Research, Inc. ("Los Angeles Capital");

River Road Asset Management, LLC ("River Road")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Fred Lee, CFA, Gina Toth, CFA, Ned Sienko, Vincent Russo and Mayoor Joshi

Pzena: Richard S. Pzena, John J. Flynn and Benjamin Silver;

Boston Partners: Martin P. MacDonnell, CFA, Mark Donovan, CFA, David J. Pyle, David J. Cohen and Stephanie McGirr;

Los Angeles Capital: Thomas D. Stevens, CFA, Hal W. Reynolds, CFA and Daniel E. Allen, CFA;

River Road: Henry W. Sanders III, Thomas S. Forsha, James C. Shircliff and Andrew R. McIntosh

Objective:

Capital appreciation and dividend income

Investment process:

The main strategies of the subadvisors include:

• A "deep value" strategy which follows a disciplined investment process.

(continued on next page)

PACE Large Co Value Equity Investments

Investment process
(concluded)

• A "long/short" or "130/30" equity strategy in which the subadvisor invests in companies with attractive valuations, business fundamentals and business momentum implemented using a blend of quantitative and fundamental analysis.

• A "long/short" or "130/30" equity strategy in which the subadvisor employs a dynamic, quantitative factor based approach to investing.

• A "dividend all cap value" strategy in which the subadvisor invests in a diversified, all-capitalization portfolio of income-producing equity securities.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation and dividend income and who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Large Co Value Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/20	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(12.41)%	2.78%	8.21%
Class Y2	(12.22)	3.04	8.48
Class P3	(12.24)	3.02	8.47
After deducting maximum sales charge
Class A1	(17.25)	1.62	7.60
Russell 1000 Value Index[4]	(6.01)	5.36	10.12

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 06/30/20	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(14.39)%	2.26%	8.57%
Class Y2	(14.15)	2.52	8.83
Class P3	(14.18)	2.50	8.82
After deducting maximum sales charge
Class A1	(19.08)	1.11	7.96

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 27, 2019 prospectuses, were as follows: Class A—1.44% and 1.44%; Class Y—1.19% and 1.19%; and Class P—1.21% and 1.21% Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2020 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.14%; Class Y—0.89%; and Class P—0.89% "Management fee waiver/expense reimbursements" are based on estimated amounts for the current fiscal year. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The Russell 1000 Value Index measures the performance of the large-cap value segment of the US equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000 Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

PACE Large Co Value Equity Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE Large Co Value Equity Investments Class P shares versus the Russell 1000 Value Index over the 10 years ended July 31, 2020. Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE Large Co Value Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE Large Co Value Equity Investments

PACE Large Co Value Equity Investments

Portfolio statistics—July 31, 2020 (unaudited)

Top ten holdings (long holdings)[1]	Percentage of net assets
Cisco Systems, Inc.	2.4%
JPMorgan Chase & Co.	1.9
Kimberly-Clark Corp.	1.9
Pfizer, Inc.	1.8
Johnson & Johnson	1.8
Verizon Communications, Inc.	1.7
Target Corp.	1.7
Bank of America Corp.	1.7
Corning, Inc.	1.4
Bristol-Myers Squibb Co.	1.4
Total	17.7%
Top ten holdings (short holdings)[1]	Percentage of net assets
Jacobs Engineering Group, Inc.	(0.3)%
Cree, Inc.	(0.2)
Williams Cos., Inc./The	(0.2)
Knight-Swift Transportation Holdings, Inc.	(0.2)
Trinity Industries, Inc.	(0.2)
Catalent, Inc.	(0.1)
Service Corp. International	(0.2)
Travelers Cos. Inc/The	(0.2)
Wayfair, Inc., Class A	(0.2)
Prudential Financial, Inc.	(0.1)
Total	(1.9)%
Top five issuer breakdown by country or territory of origin (long holdings)[1]	Percentage of net assets
United States	108.6%
Canada	1.9
United Kingdom	1.8
Netherlands	0.9
Spain	0.8
Total	114.0%
Sectors (long holdings)[1]	Percentage of net assets
Financials	24.6%
Information Technology	16.0
Health Care	15.8
Consumer Discretionary	15.2
Industrials	12.1
Energy	8.0
Consumer Staples	7.8
Utilities	5.7
Materials	5.3
Telecommunication Services	2.4
Real Estate	0.2
Communication Services	0.1
Total	113.2%
Top five issuer breakdown by country or territory of origin (short holdings)[1]	Percentage of net assets
United States	(14.6)%
Canada	(0.1)
United Kingdom	(0.1)
Netherlands	(0.1)
Total	(14.9)%
Sectors (short holdings)[1]	Percentage of net assets
Financials	(2.8)%
Information Technology	(2.6)
Industrials	(2.2)
Consumer Discretionary	(1.5)
Energy	(1.2)
Materials	(1.2)
Consumer Staples	(1.1)
Health Care	(0.9)
Communication Services	(0.7)
Utilities	(0.3)
Telecommunication Services	(0.2)
Real Estate	(0.2)
Total	(14.9)%

1  The Portfolio is actively managed and its composition will vary over time.

PACE Large Co Value Equity Investments

Portfolio of investments—July 31, 2020

	Number of shares	Value
Common stocks—113.2%
Aerospace & defense—1.3%
Curtiss-Wright Corp.	16,030	$1,428,594
General Dynamics Corp.	32,385	4,752,175
Hexcel Corp.	27,260	1,016,798
Howmet Aerospace, Inc.	42,463	627,603
Huntington Ingalls Industries, Inc.	8,947	1,554,183
Northrop Grumman Corp.	4,105	1,334,166
		10,713,519
Air freight & logistics—1.6%
Expeditors International of Washington, Inc.	18,832	1,591,492
United Parcel Service, Inc., Class B	82,405	11,764,138
		13,355,630
Auto components—0.7%
Aptiv PLC	5,110	397,302
Gentex Corp.	25,143	678,610
Lear Corp.	47,084	5,197,132
		6,273,044
Automobiles—0.8%
Ford Motor Co.	772,222	5,104,388
Harley-Davidson, Inc.	68,875	1,792,816
		6,897,204
Banks—9.2%
Bank of America Corp.[1]	573,715	14,274,029
Citigroup, Inc.[1]	208,496	10,426,885
Fifth Third Bancorp	43,355	861,030
First Hawaiian, Inc.[2]	45,950	798,611
Huntington Bancshares, Inc.	143,803	1,333,054
JPMorgan Chase & Co.[1]	166,312	16,072,392
M&T Bank Corp.	8,410	891,039
Pinnacle Financial Partners, Inc.	10,980	435,028
PNC Financial Services Group, Inc./The	52,868	5,639,430
Popular, Inc.	13,750	510,262
Prosperity Bancshares, Inc.[2]	9,830	546,155
Truist Financial Corp.	308,813	11,568,135
U.S. Bancorp[1]	211,239	7,782,045
Wells Fargo & Co.[1]	278,224	6,749,714
Western Alliance Bancorp	28,970	1,041,471
		78,929,280
Beverages—1.5%
Coca-Cola Co./The[1]	60,670	2,866,051
Coca-Cola European Partners PLC	35,203	1,449,307
Keurig Dr Pepper, Inc.[1]	45,790	1,400,716
PepsiCo, Inc.	51,551	7,096,511
		12,812,585
Biotechnology—2.5%
AbbVie, Inc.[1]	98,922	9,388,687
Amgen, Inc.	34,727	8,496,655
Biogen, Inc.*	4,350	1,194,901
Exelixis, Inc.*	30,300	699,627
Gilead Sciences, Inc.	25,520	1,774,406
		21,554,276
	Number of shares	Value
Common stocks—(continued)
Building products—0.9%
Allegion PLC	9,580	$952,827
Carrier Global Corp.	67,553	1,840,144
Johnson Controls International PLC[1]	12,490	480,615
Lennox International, Inc.	2,100	563,094
Masco Corp.	14,660	837,965
Owens Corning	56,178	3,397,084
		8,071,729
Capital markets—3.2%
BlackRock, Inc.	4,990	2,869,300
Cboe Global Markets, Inc.	15,730	1,379,521
Charles Schwab Corp./The	36,862	1,221,975
CME Group, Inc.	6,440	1,070,199
Eaton Vance Corp.[1]	36,840	1,331,398
Goldman Sachs Group, Inc./The	21,353	4,227,040
Intercontinental Exchange, Inc.	4,980	481,964
Lazard Ltd., Class A	73,384	2,151,619
LPL Financial Holdings, Inc.	10,040	793,361
Morgan Stanley[1]	127,567	6,235,475
S&P Global, Inc.	2,660	931,665
SEI Investments Co.	33,670	1,761,951
State Street Corp.	11,791	752,148
T. Rowe Price Group, Inc.[1]	12,680	1,751,108
		26,958,724
Chemicals—3.3%
Air Products and Chemicals, Inc.[1]	4,059	1,163,431
Corteva, Inc.*	86,621	2,473,896
Dow, Inc.*	161,038	6,612,220
DuPont de Nemours, Inc.[1]	133,057	7,115,888
FMC Corp.	19,658	2,084,731
Linde PLC[1]	7,030	1,723,123
LyondellBasell Industries N.V., Class A	7,950	497,034
PPG Industries, Inc.	10,856	1,168,649
Sensient Technologies Corp.	63,945	3,338,569
Valvoline, Inc.	94,643	1,942,074
		28,119,615
Commercial services & supplies—0.3%
Cintas Corp.	2,948	889,913
Clean Harbors, Inc.*	13,451	801,680
Republic Services, Inc.	12,210	1,065,322
		2,756,915
Communications equipment—2.7%
Ciena Corp.*	18,880	1,123,549
Cisco Systems, Inc.[1]	435,713	20,522,082
Motorola Solutions, Inc.	12,390	1,732,122
		23,377,753
Construction & engineering—0.3%
AECOM*	15,240	551,536
MasTec, Inc.*	21,375	850,297
Quanta Services, Inc.	34,290	1,370,571
		2,772,404

PACE Large Co Value Equity Investments

Portfolio of investments—July 31, 2020

	Number of shares	Value
Common stocks—(continued)
Construction materials—0.4%
CRH PLC, ADR[2]	49,876	$1,814,988
Martin Marietta Materials, Inc.	5,050	1,046,259
Vulcan Materials Co.	3,530	414,492
		3,275,739
Consumer finance—1.0%
Capital One Financial Corp.	89,221	5,692,300
OneMain Holdings, Inc.	21,630	620,781
Synchrony Financial[1]	99,019	2,191,290
		8,504,371
Containers & packaging—0.3%
Amcor PLC*,2	63,470	653,741
Sealed Air Corp.	19,820	707,177
Sonoco Products Co.[2]	21,647	1,120,016
		2,480,934
Distributors—0.6%
Genuine Parts Co.	50,412	4,544,642
LKQ Corp.*	26,449	745,597
		5,290,239
Diversified consumer services—0.1%
frontdoor, Inc.*	20,750	871,396
H&R Block, Inc.[2]	24,330	352,785
		1,224,181
Diversified financial services—2.1%
Berkshire Hathaway, Inc., Class B*,1	54,926	10,753,413
Equitable Holdings, Inc.	182,237	3,728,569
Voya Financial, Inc.	61,968	3,061,219
		17,543,201
Diversified telecommunication services—2.1%
AT&T, Inc.[1]	115,187	3,407,231
Verizon Communications, Inc.[1]	250,401	14,393,050
		17,800,281
Electric utilities—1.6%
Edison International[1]	63,573	3,539,109
FirstEnergy Corp.	38,541	1,117,689
IDACORP, Inc.	14,560	1,357,720
NextEra Energy, Inc.	6,787	1,905,111
NRG Energy, Inc.[1]	157,650	5,330,146
Southern Co./The	13,331	728,006
		13,977,781
Electrical equipment—1.0%
AMETEK, Inc.[1]	34,331	3,201,365
Eaton Corp. PLC[1]	43,299	4,032,436
nVent Electric PLC	50,500	917,080
Rockwell Automation, Inc.	3,520	767,853
		8,918,734
	Number of shares	Value
Common stocks—(continued)
Electronic equipment, instruments & components—2.0%
Arrow Electronics, Inc.*	9,739	$697,507
Corning, Inc.	392,532	12,168,492
Dolby Laboratories, Inc., Class A1	13,050	908,280
Jabil, Inc.	30,258	1,054,794
SYNNEX Corp.	18,437	2,299,831
		17,128,904
Energy equipment & services—1.6%
Baker Hughes Co.	238,918	3,700,840
Halliburton Co.	400,695	5,741,959
National Oilwell Varco, Inc.	317,984	3,659,996
Schlumberger Ltd.	25,790	467,831
		13,570,626
Entertainment—0.5%
Activision Blizzard, Inc.	14,226	1,175,494
Electronic Arts, Inc.*	15,301	2,166,928
Live Nation Entertainment, Inc.*	9,850	461,079
		3,803,501
Equity real estate investment trusts—2.0%
Apple Hospitality REIT, Inc.	37,370	329,603
AvalonBay Communities, Inc.	2,510	384,331
Brixmor Property Group, Inc.	42,730	491,822
Equity Lifestyle Properties, Inc.	6,560	448,179
Essex Property Trust, Inc.	3,523	777,667
Highwoods Properties, Inc.	34,580	1,325,797
Host Hotels & Resorts, Inc.	30,460	328,359
Iron Mountain, Inc.[2]	254,493	7,174,158
Kimco Realty Corp.	51,260	571,549
Life Storage, Inc.	13,310	1,306,110
Paramount Group, Inc.	31,710	226,092
Prologis, Inc.	3,420	360,536
Public Storage	4,120	823,506
Simon Property Group, Inc.	7,990	498,177
Ventas, Inc.	26,890	1,031,501
WP Carey, Inc.	10,720	765,087
		16,842,474
Food & staples retailing—1.1%
Kroger Co./The	89,947	3,129,256
Sprouts Farmers Market, Inc.*	19,950	526,281
Walgreens Boots Alliance, Inc.	65,941	2,684,458
Walmart, Inc.[1]	22,822	2,953,167
		9,293,162
Food products—0.2%
Flowers Foods, Inc.	21,510	489,353
Lamb Weston Holdings, Inc.	8,880	533,510
Nomad Foods Ltd.*	18,107	417,547
		1,440,410

PACE Large Co Value Equity Investments

Portfolio of investments—July 31, 2020

	Number of shares	Value
Common stocks—(continued)
Health care equipment & supplies—2.2%
Abbott Laboratories[1]	31,294	$3,149,428
Danaher Corp.	5,850	1,192,230
DENTSPLY SIRONA, Inc.	11,130	496,398
Medtronic PLC[1]	98,306	9,484,563
STERIS PLC	6,550	1,045,577
West Pharmaceutical Services, Inc.	4,845	1,302,675
Zimmer Biomet Holdings, Inc.	15,491	2,089,116
		18,759,987
Health care providers & services—4.4%
AmerisourceBergen Corp.	28,919	2,897,395
Anthem, Inc.	26,417	7,232,974
Cardinal Health, Inc.	43,950	2,400,549
Cigna Corp.*,1	34,601	5,975,247
CVS Health Corp.[1]	29,220	1,839,107
HCA Healthcare, Inc.	6,790	859,886
Humana, Inc.	3,030	1,189,123
McKesson Corp.	44,454	6,675,213
Premier, Inc., Class A*	12,200	426,634
Quest Diagnostics, Inc.	38,068	4,837,301
UnitedHealth Group, Inc.	10,371	3,140,131
		37,473,560
Health care technology—0.1%
Change Healthcare, Inc.*	59,519	693,992
Hotels, restaurants & leisure—0.7%
Carnival Corp.[2]	29,503	409,502
Las Vegas Sands Corp.	18,231	795,601
McDonald's Corp.[1]	6,880	1,336,646
Wyndham Hotels & Resorts, Inc.	14,898	657,896
Yum China Holdings, Inc.	13,350	684,054
Yum! Brands, Inc.	23,020	2,095,971
		5,979,670
Household durables—1.8%
Garmin Ltd.	15,470	1,525,187
Leggett & Platt, Inc.[2]	9,240	370,432
Lennar Corp., Class A	28,093	2,032,528
Mohawk Industries, Inc.*	74,007	5,909,459
Newell Brands, Inc.	272,397	4,467,311
PulteGroup, Inc.	31,060	1,354,216
		15,659,133
Household products—3.0%
Clorox Co./The	2,850	674,054
Colgate-Palmolive Co.[1]	33,800	2,609,360
Kimberly-Clark Corp.	103,533	15,741,157
Procter & Gamble Co./The[1]	48,079	6,304,118
Reynolds Consumer Products, Inc.	9,900	337,194
		25,665,883
Independent power and renewable electricity producers—2.1%
AES Corp./The	571,857	8,709,382
Atlantica Sustainable Infrastructure PLC	213,667	6,403,600
Vistra Corp.[1]	167,185	3,119,672
		18,232,654
	Number of shares	Value
Common stocks—(continued)
Industrial conglomerates—1.9%
3M Co.	32,631	$4,909,987
General Electric Co.	1,067,998	6,482,748
Honeywell International, Inc.[1]	21,360	3,190,543
Roper Technologies, Inc.[1]	3,520	1,522,224
		16,105,502
Insurance—7.1%
Aflac, Inc.	46,582	1,656,922
American International Group, Inc.	349,160	11,222,002
Arthur J. Gallagher & Co.	5,160	554,648
Assured Guaranty Ltd.	21,955	479,278
Axis Capital Holdings Ltd.	175,120	7,025,814
Brown & Brown, Inc.	41,500	1,887,005
Chubb Ltd.[1]	75,364	9,589,315
CNA Financial Corp.	119,541	3,980,715
Everest Re Group Ltd.	12,143	2,656,767
Fidelity National Financial, Inc.	228,328	7,388,694
First American Financial Corp.	14,390	734,034
Hanover Insurance Group, Inc./The	6,332	645,104
Markel Corp.*	400	417,816
Marsh & McLennan Cos., Inc.	16,867	1,966,692
MetLife, Inc.	97,190	3,678,642
Primerica, Inc.	3,890	465,477
Progressive Corp./The	48,219	4,356,105
Reinsurance Group of America, Inc.	6,846	583,622
RenaissanceRe Holdings Ltd.	2,888	520,938
Travelers Cos., Inc./The	9,364	1,071,429
		60,881,019
Interactive media & services—1.5%
Alphabet, Inc., Class A*,1	4,127	6,140,770
Alphabet, Inc., Class C*	1,816	2,693,055
Facebook, Inc., Class A*	8,985	2,279,225
Yelp, Inc.*	41,064	1,025,779
Zillow Group, Inc., Class C*,2	8,550	584,734
		12,723,563
Internet & direct marketing retail—0.4%
Booking Holdings, Inc.*	712	1,183,437
eBay, Inc.	34,052	1,882,394
		3,065,831
IT services—1.7%
Akamai Technologies, Inc.*	5,860	658,898
Cognizant Technology Solutions Corp., Class A	91,599	6,258,044
CSG Systems International, Inc.	33,843	1,425,806
International Business Machines Corp.[1]	6,110	751,163
Jack Henry & Associates, Inc.[2]	4,850	864,755
Science Applications International Corp.	43,662	3,492,087
VeriSign, Inc.*	6,705	1,419,314
		14,870,067

PACE Large Co Value Equity Investments

Portfolio of investments—July 31, 2020

	Number of shares	Value
Common stocks—(continued)
Life sciences tools & services—0.5%
Avantor, Inc.*	56,316	$1,243,457
Bruker Corp.	15,018	670,103
IQVIA Holdings, Inc.*	3,570	565,453
Thermo Fisher Scientific, Inc.[1]	3,604	1,491,876
		3,970,889
Machinery—3.5%
Caterpillar, Inc.	20,416	2,712,878
Cummins, Inc.	9,476	1,831,332
Deere & Co.	20,628	3,636,923
Dover Corp.[1]	26,618	2,739,791
Fortive Corp.	7,600	533,444
Illinois Tool Works, Inc.	24,811	4,589,787
Ingersoll Rand, Inc.*	33,693	1,064,362
ITT, Inc.	19,130	1,104,375
Oshkosh Corp.	8,450	665,184
Otis Worldwide Corp.	47,706	2,993,074
Stanley Black & Decker, Inc.	25,577	3,921,466
Westinghouse Air Brake Technologies Corp.	60,082	3,736,499
		29,529,115
Media—3.1%
Charter Communications, Inc., Class A*	1,390	806,200
Comcast Corp., Class A1	272,368	11,657,351
Discovery, Inc., Class A*,2	39,610	835,771
Discovery, Inc., Class C*	49,446	937,002
DISH Network Corp., Class A*	25,980	834,218
Interpublic Group of Cos., Inc./The[1]	370,586	6,689,077
Nexstar Media Group, Inc., Class A	5,031	440,967
Omnicom Group, Inc.	65,319	3,509,590
Sirius XM Holdings, Inc.	136,230	801,032
		26,511,208
Metals & mining—1.4%
Barrick Gold Corp.[1]	164,217	4,747,513
Kinross Gold Corp.*	111,650	1,046,161
Newmont Corp.	36,350	2,515,420
Reliance Steel & Aluminum Co.	4,835	475,087
Yamana Gold, Inc.[2]	447,910	2,915,894
		11,700,075
Mortgage real estate investment trusts—0.1%
AGNC Investment Corp.	32,570	442,952
Annaly Capital Management, Inc.	78,720	583,315
		1,026,267
Multi-utilities—1.9%
Black Hills Corp.	57,700	3,338,522
Centerpoint Energy, Inc.	73,805	1,403,033
Dominion Energy, Inc.	130,687	10,589,567
MDU Resources Group, Inc.	55,461	1,163,572
		16,494,694
Multiline retail—1.7%
Dollar General Corp.	1,730	329,392
Target Corp.	114,143	14,368,321
		14,697,713
	Number of shares	Value
Common stocks—(continued)
Oil, gas & consumable fuels—6.4%
Canadian Natural Resources Ltd.	24,882	$439,416
Cenovus Energy, Inc.[2]	274,180	1,222,843
Chevron Corp.[1]	36,316	3,048,365
ConocoPhillips[1]	105,926	3,960,573
Enterprise Products Partners LP	349,293	6,147,557
EOG Resources, Inc.	17,870	837,210
Exxon Mobil Corp.[1,2]	86,140	3,624,771
Kinder Morgan, Inc.	539,939	7,613,140
Magellan Midstream Partners LP	113,923	4,612,742
Marathon Petroleum Corp.[1]	217,859	8,322,214
Occidental Petroleum Corp.	20,760	326,762
Royal Dutch Shell PLC, ADR, Class A2	111,179	3,314,246
TOTAL SE, ADR	38,291	1,442,039
Valero Energy Corp.	80,289	4,514,651
Williams Cos., Inc./The	279,594	5,348,633
		54,775,162
Personal products—1.3%
Herbalife Nutrition Ltd.*	25,640	1,313,794
Unilever PLC, ADR	165,980	10,038,470
		11,352,264
Pharmaceuticals—6.6%
Bristol-Myers Squibb Co.[1]	205,582	12,059,440
GlaxoSmithKline PLC, ADR[2]	49,872	2,010,839
Jazz Pharmaceuticals PLC*	7,030	760,997
Johnson & Johnson[1]	103,288	15,055,259
Merck & Co., Inc.[1]	86,819	6,966,357
Novartis AG, ADR	45,137	3,707,553
Pfizer, Inc.[1]	399,914	15,388,691
		55,949,136
Professional services—0.2%
Nielsen Holdings PLC	49,690	717,027
Robert Half International, Inc.	10,060	511,752
TransUnion	4,890	437,997
		1,666,776
Road & rail—0.6%
Kansas City Southern	14,775	2,539,084
Lyft, Inc., Class A*,2	11,671	341,143
Norfolk Southern Corp.	3,190	613,150
Union Pacific Corp.[1]	9,326	1,616,662
		5,110,039
Semiconductors & semiconductor equipment—4.9%
Analog Devices, Inc.[1]	16,110	1,850,234
Applied Materials, Inc.	54,994	3,537,764
Cirrus Logic, Inc.*	17,340	1,188,310
Intel Corp.[1]	86,504	4,128,836
KLA Corp.	13,162	2,630,162
Lam Research Corp.[1]	14,236	5,369,250
Maxim Integrated Products, Inc.	30,780	2,095,810
Microchip Technology, Inc.	15,120	1,538,158
Micron Technology, Inc.*,1	86,231	4,316,293
NXP Semiconductors N.V.[1]	33,576	3,946,187

PACE Large Co Value Equity Investments

Portfolio of investments—July 31, 2020

	Number of shares	Value
Common stocks—(continued)
Semiconductors & semiconductor equipment—(concluded)
ON Semiconductor Corp.*	14,792	$304,715
Qorvo, Inc.*	29,733	3,810,284
QUALCOMM, Inc.	51,508	5,439,760
Skyworks Solutions, Inc.	6,690	973,930
Teradyne, Inc.	12,690	1,128,902
		42,258,595
Software—1.9%
Autodesk, Inc.*	3,310	782,583
Crowdstrike Holdings, Inc., Class A*	5,550	628,260
Manhattan Associates, Inc.*	5,430	520,140
Microsoft Corp.	17,398	3,566,764
Oracle Corp.	148,520	8,235,434
SS&C Technologies Holdings, Inc.	46,757	2,688,528
		16,421,709
Specialty retail—3.4%
Advance Auto Parts, Inc.	3,730	560,022
AutoNation, Inc.*	9,990	512,887
AutoZone, Inc.*	6,920	8,355,346
Best Buy Co., Inc.	51,608	5,139,641
Home Depot, Inc./The[1]	25,122	6,669,640
Lowe's Cos., Inc.[1]	17,325	2,579,866
Penske Automotive Group, Inc.	9,000	403,380
Ross Stores, Inc.	6,399	573,798
TJX Cos., Inc./The	33,548	1,744,160
Williams-Sonoma, Inc.	24,538	2,137,751
		28,676,491
Technology hardware, storage & peripherals—0.6%
Hewlett Packard Enterprise Co.	431,358	4,257,504
Western Digital Corp.	23,193	999,618
		5,257,122
Textiles, apparel & luxury goods—1.6%
Gildan Activewear, Inc.	348,464	6,188,721
Hanesbrands, Inc.	44,900	634,437
PVH Corp.	73,353	3,569,357
Ralph Lauren Corp.	14,433	1,029,073
Skechers USA, Inc., Class A*	17,580	514,742
Tapestry, Inc.	95,346	1,273,822
		13,210,152
Thrifts & mortgage finance—0.1%
MGIC Investment Corp.	107,963	892,854
Tobacco—0.5%
Philip Morris International, Inc.[1]	56,644	4,350,826
Trading companies & distributors—0.8%
Fastenal Co.	76,440	3,595,738
HD Supply Holdings, Inc.*	26,180	918,918
MSC Industrial Direct Co., Inc., Class A	11,630	767,696
United Rentals, Inc.*	9,254	1,437,794
W.W. Grainger, Inc.	1,420	484,973
		7,205,119
	Number of shares	Value
Common stocks—(concluded)
Wireless telecommunication services—0.3%
T-Mobile U.S., Inc.*	25,989	$2,790,699
Total common stocks (cost—$945,882,404)		967,644,982
	Number of warrants
Warrants†—0.0%†
Occidental Petroleum Corp.* (cost—$0)	2,595	14,532
	Number of shares
Short-term investments—2.0%
Investment companies—2.0%
State Street Institutional U.S. Government Money Market Fund, 0.09%[3] (cost—$17,363,917)	17,363,917	17,363,917
Investment of cash collateral from securities loaned—0.7%
Money market funds—0.7%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.12%[3] (cost—$6,022,686)	6,022,686	6,022,686
Total investments before investments sold short (cost—$969,269,007)—115.9%		991,046,117
Investments sold short—(14.9)%
Common stocks—(14.9)%
Aerospace & defense—(0.1)%
Virgin Galactic Holdings, Inc.	(19,141)	(429,715)
Air freight & logistics—(0.1)%
CH Robinson Worldwide, Inc.	(6,780)	(635,422)
Airlines—(0.1)%
Spirit Airlines, Inc.	(41,108)	(649,917)
Banks—(1.1)%
Commerce Bancshares Inc.	(12,558)	(719,071)
Community Bank System, Inc.	(19,482)	(1,095,473)
CVB Financial Corp.	(41,072)	(742,171)
First Financial Bankshares, Inc.	(32,163)	(962,317)
First Republic Bank	(5,003)	(562,737)
Glacier Bancorp, Inc.	(13,019)	(459,701)
KeyCorp	(73,550)	(883,336)
Prosperity Bancshares, Inc.	(16,591)	(921,796)
Signature Bank	(3,130)	(320,919)
TCF Financial Corp.	(12,870)	(353,796)
Trustmark Corp.	(27,082)	(609,887)
United Bankshares, Inc.	(22,695)	(597,332)
Westamerica Bancorp	(16,263)	(981,635)
		(9,210,171)
Beverages—(0.1)%
National Beverage Corp.	(16,087)	(1,031,981)

PACE Large Co Value Equity Investments

Portfolio of investments—July 31, 2020

	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
Biotechnology—(0.0)%†
Sage Therapeutics, Inc.	(6,750)	$(307,598)
Building products—(0.3)%
A.O. Smith Corp.	(16,967)	(816,791)
AAON, Inc.	(20,251)	(1,199,872)
Trex Co., Inc.	(6,996)	(974,753)
		(2,991,416)
Capital markets—(0.5)%
FactSet Research Systems, Inc.	(2,219)	(768,440)
Interactive Brokers Group, Inc., Class A	(21,410)	(1,061,936)
MarketAxess Holdings, Inc.	(1,139)	(588,521)
Northern Trust Corp.	(12,190)	(955,086)
Raymond James Financial, Inc.	(16,870)	(1,172,128)
		(4,546,111)
Chemicals—(0.7)%
Albemarle Corp.	(14,626)	(1,206,060)
Balchem Corp.	(10,616)	(1,064,360)
Ecolab, Inc.	(4,593)	(859,258)
Element Solutions, Inc.	(42,560)	(462,202)
Huntsman Corp.	(35,150)	(650,275)
International Flavors & Fragrances, Inc.	(8,126)	(1,023,470)
Quaker Chemical Corp.	(4,171)	(809,174)
		(6,074,799)
Commercial services & supplies—(0.3)%
Healthcare Services Group, Inc.	(12,887)	(337,511)
Rollins, Inc.	(21,130)	(1,107,212)
Stericycle, Inc.	(20,571)	(1,243,208)
		(2,687,931)
Communications equipment—(0.2)%
EchoStar Corp., Class A	(15,510)	(423,423)
Juniper Networks, Inc.	(23,960)	(608,105)
ViaSat, Inc.	(16,419)	(623,265)
		(1,654,793)
Construction & engineering—(0.3)%
Jacobs Engineering Group, Inc.	(32,504)	(2,774,216)
Containers & packaging—(0.3)%
Amcor PLC	(50,283)	(517,915)
Ball Corp.	(11,550)	(850,427)
Packaging Corp. of America	(5,050)	(485,406)
Sonoco Products Co.	(9,853)	(509,794)
		(2,363,542)
Distributors—(0.1)%
Genuine Parts Co.	(7,540)	(679,731)
Diversified consumer services—(0.2)%
Service Corp. International	(33,480)	(1,451,693)
ServiceMaster Global Holdings, Inc.	(10,240)	(418,713)
		(1,870,406)
	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
Diversified telecommunication services—(0.3)%
CenturyLink, Inc.	(126,580)	$(1,221,497)
Cogent Communications Holdings, Inc.	(6,256)	(563,728)
GCI Liberty, Inc., Class A	(14,210)	(1,113,922)
		(2,899,147)
Electric utilities—(0.2)%
Alliant Energy Corp.	(10,590)	(570,272)
Xcel Energy, Inc.	(14,760)	(1,019,030)
		(1,589,302)
Electrical equipment—(0.2)%
Generac Holdings, Inc.	(7,920)	(1,248,033)
Sensata Technologies Holding PLC	(16,610)	(630,848)
		(1,878,881)
Electronic equipment, instruments & components—(0.3)%
Cognex Corp.	(13,649)	(912,709)
Corning, Inc.	(33,040)	(1,024,240)
FLIR Systems, Inc.	(9,140)	(380,772)
National Instruments Corp.	(13,419)	(476,375)
		(2,794,096)
Entertainment—(0.2)%
Madison Square Garden Entertainment Corp.	(5,470)	(387,604)
Madison Square Garden Sports Corp.	(6,011)	(923,831)
Roku, Inc.	(5,310)	(822,466)
		(2,133,901)
Equity real estate investment trusts—(0.1)%
Sun Communities, Inc.	(4,237)	(635,253)
Food & staples retailing—(0.3)%
BJ's Wholesale Club Holdings, Inc.	(16,989)	(680,410)
Casey's General Stores, Inc.	(3,305)	(526,123)
Kroger Co./The	(36,380)	(1,265,660)
		(2,472,193)
Food products—(0.6)%
Cal-Maine Foods, Inc.	(21,870)	(961,077)
Conagra Brands, Inc.	(22,950)	(859,478)
Hain Celestial Group, Inc./The	(15,630)	(531,107)
Hormel Foods Corp.	(12,690)	(645,413)
Kraft Heinz Co./The	(27,931)	(960,268)
McCormick & Co Inc/MD	(3,914)	(762,839)
Post Holdings, Inc.	(5,080)	(450,799)
		(5,170,981)
Gas utilities—(0.0)%†
UGI Corp.	(9,330)	(311,062)
Health care equipment & supplies—(0.4)%
ABIOMED, Inc.	(2,540)	(761,848)
Align Technology, Inc.	(2,138)	(628,187)
Glaukos Corp.	(7,944)	(347,153)
ICU Medical, Inc.	(4,020)	(738,594)
Tandem Diabetes Care, Inc.	(9,930)	(1,037,288)
		(3,513,070)

PACE Large Co Value Equity Investments

Portfolio of investments—July 31, 2020

	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
Health care providers & services—(0.1)%
Tenet Healthcare Corp.	(19,264)	$(509,340)
Health care technology—(0.1)%
Teladoc Health, Inc.	(2,077)	(493,558)
Hotels, restaurants & leisure—(0.5)%
Aramark	(14,020)	(296,102)
Hilton Grand Vacations, Inc.	(21,940)	(445,382)
Las Vegas Sands Corp.	(16,930)	(738,825)
Papa John's International, Inc.	(9,259)	(876,550)
Texas Roadhouse, Inc.	(11,771)	(661,412)
Vail Resorts, Inc.	(3,850)	(739,316)
Wynn Resorts Ltd.	(9,590)	(694,604)
		(4,452,191)
Household durables—(0.0)%†
Leggett & Platt, Inc.	(10,437)	(418,419)
Insurance—(1.1)%
Athene Holding Ltd., Class A	(25,630)	(826,568)
Erie Indemnity Co., Class A	(3,255)	(683,941)
Lincoln National Corp.	(25,740)	(959,330)
Loews Corp.	(29,390)	(1,070,090)
Old Republic International Corp.	(79,190)	(1,272,583)
Progressive Corp./The	(8,000)	(722,720)
Prudential Financial, Inc.	(21,004)	(1,331,023)
Reinsurance Group of America, Inc.	(7,340)	(625,735)
RLI Corp.	(6,901)	(608,185)
Travelers Cos. Inc/The	(12,300)	(1,407,366)
		(9,507,541)
Interactive media & services—(0.1)%
Zillow Group, Inc., Class C	(14,624)	(1,000,135)
Internet & direct marketing retail—(0.3)%
Expedia Group, Inc.	(5,243)	(424,735)
Stitch Fix, Inc., Class A	(16,671)	(369,263)
Wayfair, Inc., Class A	(5,065)	(1,347,746)
		(2,141,744)
IT services—(0.6)%
Automatic Data Processing, Inc.	(3,610)	(479,805)
Fiserv, Inc.	(5,433)	(542,159)
Gartner, Inc.	(3,026)	(377,161)
Jack Henry & Associates, Inc.	(4,161)	(741,906)
MongoDB, Inc.	(3,572)	(818,274)
Shopify, Inc., Class A	(1,066)	(1,091,584)
Western Union Co./The	(37,891)	(919,993)
		(4,970,882)
Leisure products—(0.1)%
Mattel, Inc.	(58,646)	(651,557)
Machinery—(0.4)%
Deere & Co.	(5,990)	(1,056,097)
John Bean Technologies Corp.	(6,153)	(576,905)
Trinity Industries, Inc.	(77,174)	(1,507,208)
		(3,140,210)
	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
Media—(0.3)%
Liberty Broadband Corp., Class C	(7,130)	$(978,735)
News Corp., Class A	(50,160)	(638,035)
News Corp., Class B	(42,760)	(545,618)
		(2,162,388)
Metals & mining—(0.2)%
Compass Minerals International, Inc.	(16,071)	(818,657)
Freeport-McMoRan, Inc.	(30,950)	(399,874)
United States Steel Corp.	(94,650)	(630,369)
		(1,848,900)
Multi-utilities—(0.1)%
Public Service Enterprise Group, Inc.	(16,740)	(936,436)
Oil, gas & consumable fuels—(1.2)%
Apache Corp.	(49,622)	(761,698)
Cabot Oil & Gas Corp.	(67,107)	(1,254,901)
Concho Resources, Inc.	(8,062)	(423,577)
Delek US Holdings, Inc.	(35,197)	(615,243)
EQT Corp.	(28,961)	(420,514)
Equitrans Midstream Corp.	(38,670)	(373,165)
Exxon Mobil Corp.	(26,334)	(1,108,135)
Hess Corp.	(17,523)	(862,307)
Kinder Morgan, Inc.	(27,650)	(389,865)
Murphy Oil Corp.	(57,728)	(762,587)
ONEOK, Inc.	(39,180)	(1,093,514)
Valero Energy Corp.	(12,620)	(709,623)
Williams Cos., Inc./The	(96,880)	(1,853,314)
		(10,628,443)
Personal products—(0.1)%
Nu Skin Enterprises, Inc., Class A	(13,366)	(599,465)
Pharmaceuticals—(0.3)%
Catalent, Inc.	(16,776)	(1,465,216)
Mylan N.V.	(35,720)	(575,449)
Nektar Therapeutics	(41,137)	(911,596)
		(2,952,261)
Real estate management & development—(0.1)%
Redfin Corp.	(27,181)	(1,130,186)
Road & rail—(0.3)%
JB Hunt Transport Services, Inc.	(4,810)	(622,414)
Knight-Swift Transportation Holdings, Inc.	(37,110)	(1,613,914)
		(2,236,328)
Semiconductors & semiconductor equipment—(0.4)%
Cree, Inc.	(27,827)	(1,917,837)
Marvell Technology Group Ltd.	(23,090)	(842,092)
ON Semiconductor Corp.	(25,540)	(526,124)
		(3,286,053)
Software—(0.9)%
2U, Inc.	(11,430)	(538,296)
Appian Corp.	(12,501)	(635,926)
Blackline, Inc.	(12,702)	(1,129,335)

PACE Large Co Value Equity Investments

Portfolio of investments—July 31, 2020

	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
Software—(concluded)
Ceridian HCM Holding, Inc.	(6,250)	$(489,312)
Guidewire Software, Inc.	(7,221)	(849,623)
HubSpot, Inc.	(3,484)	(817,381)
Proofpoint, Inc.	(5,831)	(674,472)
PTC, Inc.	(6,455)	(552,290)
Q2 Holdings, Inc.	(5,343)	(502,509)
Workday, Inc., Class A	(3,710)	(671,213)
Zendesk, Inc.	(9,195)	(838,124)
		(7,698,481)
Specialty retail—(0.3)%
Carvana Co.	(7,788)	(1,206,750)
Floor & Decor Holdings, Inc., Class A	(12,723)	(838,446)
RH	(1,667)	(479,146)
		(2,524,342)
	Number of shares	Value
Investments sold short—(concluded)
Common stocks—(concluded)
Technology hardware, storage & peripherals—(0.2)%
Dell Technologies, Class C	(11,620)	$(695,225)
Hewlett Packard Enterprise Co.	(89,190)	(880,305)
		(1,575,530)
Trading companies & distributors—(0.2)%
SiteOne Landscape Supply, Inc.	(4,528)	(579,720)
United Rentals, Inc.	(7,630)	(1,185,473)
		(1,765,193)
Total investments sold short (proceeds—$110,996,532)		(127,935,218)
Liabilities in excess of other assets—(1.0)%		(8,255,671)
Net assets—100.0%		$854,855,228

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 267.

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2020 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in a Portfolio of investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$967,644,982	$—	$—	$967,644,982
Warrants	14,532	—	—	14,532
Short-term investments	—	17,363,917	—	17,363,917
Investment of cash collateral from securities loaned	—	6,022,686	—	6,022,686
Total	$967,659,514	$23,386,603	$—	$991,046,117
Liabilities
Investments sold short	$(127,935,218)	$—	$—	$(127,935,218)

At July 31, 2020, there were no transfers in or out of Level 3.

Portfolio footnotes

*  Non-income producing security.

†  Amount represents less than 0.05% or (0.05)%.

1  Security, or portion thereof, pledged as collateral for investments sold short.

2  Security, or portion thereof, was on loan at the period end.

3  Rates shown reflect yield at July 31, 2020.

See accompanying notes to financial statements.

PACE Large Co Growth Equity Investments

Performance

For the 12-months ended July 31, 2020, the Portfolio's Class P shares gained 26.72% before the deduction of the maximum PACE Select program fee.1 In comparison, the Russell 1000 Growth Index (the "benchmark") returned 29.84%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 178. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Investment Manager's comments2

The Portfolio underperformed its benchmark during the reporting period. Sector allocation was the primary detractor to relative returns. The Portfolio's significant overweight to the Financials sector detracted as the sector posted a weak return in what was a very strong period for the benchmark. Furthermore, the Portfolio was underweight the Information Technology sector, which was the best performer returning in excess of 40% over the period. The cash allocation was an additional drag on performance.

Stock selection in Consumer Discretionary and Information Technology was positive but partially offset by weak selection within the Financials sector. Companies with secular growth that proved to be resilient were bid up while investments based on attractive valuations were generally not rewarded during the period. With that context, exposure to a subset of high growth businesses that were preferred by investors, in what was a volatile period, drove performance. Underweights to large benchmark constituents such as Apple and Microsoft were significant negative contributors.

Derivatives were not used during the reporting period.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  Performance is discussed on a gross-of-fees basis—meaning that no fees or expenses are reflected when discussed at the level of a subadvisor's sleeve (or subadvisors' sleeves, if applicable). Alternatively, performance at the overall Portfolio level is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Large Co Growth Equity Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisors:

Jackson Square Partners, LLC ("JSP");

Mar Vista Investment Partners ("Mar Vista");

J.P. Morgan Investment Management Inc. ("J.P. Morgan")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Fred Lee, CFA, Gina Toth, CFA, Ned Sienko, Vincent Russo and Mayoor Joshi

JSP: Jeffrey Van Harte, Christopher Bonavico, Daniel Prislin, Christopher Eriksen and William Montana;

Mar Vista: Brian L. Massey and Silas A. Myers;

J.P. Morgan: Giri Devulapally and Joseph Wilson

Objective:

Capital appreciation

Investment process:

The main strategies of the subadvisors include:

• A strategy in which the subadvisor seeks to identify companies with secular business models and opportunities to generate consistent, long-term growth of intrinsic business value.

• A strategy in which the subadvisor seeks to identify companies with sustainable competitive advantages and ample opportunities to grow

(continued on next page)

PACE Large Co Growth Equity Investments

Investment process
(concluded)

and reinvest capital at high rates of return.

• A strategy in which the subadvisor employs a concentrated, fundamentally driven sustainable growth strategy.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. Also, to the extent the Portfolio invests a large portion of its assets in a particular sector, the Portfolio may experience greater volatility and risk of loss due to unfavorable developments in that sector. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Large Co Growth Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/20	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	26.36%	14.15%	15.39%
Class Y2	26.71	14.45	15.69
Class P3	26.72	14.44	15.69
After deducting maximum sales charge
Class A1	19.42	12.86	14.74
Russell 1000 Growth Index[4]	29.84	16.84	17.29

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 06/30/20	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	18.64%	13.06%	15.30%
Class Y2	18.92	13.35	15.59
Class P3	18.93	13.34	15.59
After deducting maximum sales charge
Class A1	12.11	11.78	14.65

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 27, 2019 prospectuses, were as follows: Class A—1.14% and 1.13%; Class Y—0.88% and 0.88%; and Class P—0.90% and 0.88% Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses through November 30, 2020 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.13%; Class Y—0.88%; and Class P—0.88% "Management fee waiver/expense reimbursements" are based on estimated amounts for the current fiscal year. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed this expense cap and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the US equity universe. It includes those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

PACE Large Co Growth Equity Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE Large Co Growth Equity Investments Class P shares versus the Russell 1000 Growth Index over the 10 years ended July 31, 2020. Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE Large Co Growth Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE Large Co Growth Equity Investments

PACE Large Co Growth Equity Investments

Portfolio statistics—July 31, 2020 (unaudited)

Top ten holdings[1]	Percentage of net assets
Apple, Inc.	7.5%
Amazon.com, Inc.	6.8
Microsoft Corp.	6.3
Roper Technologies, Inc.	3.3
Facebook, Inc., Class A	3.3
Alphabet, Inc., Class C	3.0
Berkshire Hathaway, Inc., Class B	2.7
Adobe, Inc.	2.7
Tesla, Inc.	2.3
PayPal Holdings, Inc.	2.2
Total	40.1%
Top five issuer breakdown by country or territory of origin[1]	Percentage of net assets
United States	94.6%
Germany	2.0
United Kingdom	1.2
Argentina	0.9
Netherlands	0.6
Total	99.3%
Sectors[1]	Percentage of net assets
Information Technology	38.2%
Consumer Discretionary	16.3
Health Care	10.0
Communication Services	9.8
Industrials	8.5
Financials	7.1
Real Estate	2.2
Consumer Staples	2.0
Materials	1.5
Energy	0.2
Total	95.8%

1  The Portfolio is actively managed and its composition will vary over time.

PACE Large Co Growth Equity Investments

Portfolio of investments—July 31, 2020

	Number of shares	Value
Common stocks—95.8%
Aerospace & defense—0.8%
TransDigm Group, Inc.	21,546	$9,298,823
Automobiles—2.3%
Tesla, Inc.*	18,836	26,949,795
Beverages—0.6%
Monster Beverage Corp.*	87,830	6,892,898
Biotechnology—3.7%
Alnylam Pharmaceuticals, Inc.*	10,021	1,460,661
Amgen, Inc.	29,370	7,185,958
Biogen, Inc.*	6,400	1,758,016
BioMarin Pharmaceutical, Inc.*	42,883	5,137,812
Exact Sciences Corp.*,1	33,429	3,167,398
Moderna, Inc.*	22,990	1,703,559
Regeneron Pharmaceuticals, Inc.*	15,179	9,594,191
Sarepta Therapeutics, Inc.*	19,964	3,064,873
Seattle Genetics, Inc.*	62,042	10,315,723
		43,388,191
Capital markets—2.9%
Blackstone Group, Inc./The, Class A	65,987	3,515,787
Charles Schwab Corp./The	103,124	3,418,561
KKR & Co., Inc.	165,874	5,866,963
MarketAxess Holdings, Inc.	20,314	10,496,244
Morgan Stanley	42,205	2,062,981
MSCI, Inc.	6,492	2,440,862
S&P Global, Inc.	18,128	6,349,332
		34,150,730
Chemicals—1.0%
Air Products and Chemicals, Inc.	23,108	6,623,446
Sherwin-Williams Co./The	8,065	5,225,475
		11,848,921
Commercial services & supplies—0.5%
Waste Management, Inc.	51,460	5,640,016
Communications equipment—0.1%
Arista Networks, Inc.*	5,911	1,535,500
Containers & packaging—0.5%
Ball Corp.	75,779	5,579,608
Diversified financial services—2.7%
Berkshire Hathaway, Inc., Class B*	164,032	32,114,185
Electrical equipment—0.8%
Rockwell Automation, Inc.	41,866	9,132,649
Electronic equipment, instruments & components—0.3%
Amphenol Corp., Class A	33,685	3,562,526
Entertainment—1.0%
Netflix, Inc.*	25,106	12,273,821
Equity real estate investment trusts—2.2%
American Tower Corp.	77,441	20,242,303
Equinix, Inc.	6,792	5,334,980
		25,577,283
	Number of shares	Value
Common stocks—(continued)
Health care equipment & supplies—2.3%
ABIOMED, Inc.*	7,117	$2,134,673
DexCom, Inc.*	28,170	12,269,162
Intuitive Surgical, Inc.*	17,715	12,142,569
		26,546,404
Health care providers & services—0.6%
McKesson Corp.	16,611	2,494,308
UnitedHealth Group, Inc.	13,959	4,226,506
		6,720,814
Health care technology—0.3%
Veeva Systems, Inc., Class A*	14,258	3,772,239
Hotels, restaurants & leisure—1.8%
Chipotle Mexican Grill, Inc.*	9,753	11,266,275
Las Vegas Sands Corp.	41,417	1,807,438
Starbucks Corp.	107,434	8,221,924
		21,295,637
Industrial conglomerates—4.9%
Honeywell International, Inc.	127,023	18,973,426
Roper Technologies, Inc.	90,456	39,117,697
		58,091,123
Insurance—1.5%
Markel Corp.*	16,417	17,148,213
Interactive media & services—8.1%
Alphabet, Inc., Class A*	4,467	6,646,673
Alphabet, Inc., Class C*	23,783	35,269,238
Facebook, Inc., Class A*	150,923	38,284,637
Match Group, Inc.*	106,627	10,950,630
Snap, Inc., Class A*	166,883	3,741,517
		94,892,695
Internet & direct marketing retail—9.0%
Alibaba Group Holding Ltd., ADR*	20,586	5,167,498
Amazon.com, Inc.*	25,298	80,060,075
Booking Holdings, Inc.*	3,558	5,913,858
GrubHub, Inc.*	22,861	1,651,479
MercadoLibre, Inc.*	9,363	10,529,817
Wayfair, Inc., Class A*,1	8,539	2,272,142
		105,594,869
IT services—6.2%
FleetCor Technologies, Inc.*	9,983	2,581,304
MasterCard, Inc., Class A	65,314	20,151,329
PayPal Holdings, Inc.*	129,241	25,340,283
Shopify, Inc., Class A*	3,567	3,652,608
Square, Inc., Class A*	15,004	1,948,269
Twilio, Inc., Class A*	32,192	8,930,705
Visa, Inc., Class A	52,911	10,074,254
		72,678,752
Life sciences tools & services—3.1%
Illumina, Inc.*	20,929	7,998,227
IQVIA Holdings, Inc.*	44,162	6,994,819

PACE Large Co Growth Equity Investments

Portfolio of investments—July 31, 2020

	Number of shares	Value
Common stocks—(continued)
Life sciences tools & services—(concluded)
Mettler-Toledo International, Inc.*	17,571	$16,428,885
Thermo Fisher Scientific, Inc.	13,277	5,496,014
		36,917,945
Media—0.7%
Charter Communications, Inc., Class A*	13,680	7,934,400
Oil, gas & consumable fuels—0.2%
Phillips 66	33,846	2,099,129
Personal products—1.4%
Estee Lauder Cos., Inc./The, Class A	11,489	2,269,537
Unilever N.V. NY Registered Shares	240,849	14,217,317
		16,486,854
Professional services—0.3%
CoStar Group, Inc.*	4,466	3,795,028
Road & rail—1.2%
Lyft, Inc., Class A*,1	72,044	2,105,846
Norfolk Southern Corp.	23,291	4,476,763
Uber Technologies, Inc.*	234,099	7,083,836
		13,666,445
Semiconductors & semiconductor equipment—6.2%
Advanced Micro Devices, Inc.*	211,514	16,377,529
ASML Holding N.V. NY Registered Shares	20,443	7,231,098
Lam Research Corp.	14,559	5,491,073
Microchip Technology, Inc. [1]	183,458	18,663,182
NVIDIA Corp.	33,237	14,112,098
QUALCOMM, Inc.	34,963	3,692,442
Texas Instruments, Inc.	56,942	7,262,952
		72,830,374
Software—17.9%
Adobe, Inc.*	71,288	31,674,684
Atlassian Corp. PLC, Class A*	17,898	3,161,682
Autodesk, Inc.*	24,347	5,756,361
Coupa Software, Inc.*	18,818	5,766,776
Intuit, Inc.	74,141	22,714,578
Microsoft Corp.	358,162	73,426,792
Paycom Software, Inc.*	12,559	3,571,403
Salesforce.com, Inc.*	69,379	13,518,498
	Number of shares	Value
Common stocks—(concluded)
Software—(concluded)
SAP SE, ADR	142,582	$22,701,906
ServiceNow, Inc.*	29,354	12,892,277
SS&C Technologies Holdings, Inc.	41,262	2,372,565
Synopsys, Inc.*	38,710	7,711,806
Trade Desk, Inc./The, Class A*	9,840	4,440,989
		209,710,317
Specialty retail—0.8%
Home Depot, Inc./The	30,261	8,033,993
Ross Stores, Inc.	17,337	1,554,609
		9,588,602
Technology hardware, storage & peripherals—7.5%
Apple, Inc.	207,597	88,237,029
Textiles, apparel & luxury goods—2.4%
Lululemon Athletica, Inc.*	19,118	6,224,630
Nike, Inc., Class B	219,548	21,430,080
		27,654,710
Total common stocks (cost—$702,126,752)		1,123,606,525
Exchange traded funds—1.1%
SPDR S&P 500 ETF Trust (cost—$12,836,848)	40,000	13,060,800
Short-term investments—3.1%
Investment companies—3.1%
State Street Institutional U.S. Government Money Market Fund, 0.09%[2] (cost—$36,624,868)	36,624,868	36,624,868
Investment of cash collateral from securities loaned—0.2%
Money market funds—0.2%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.12%[2] (cost—$1,775,246)	1,775,246	1,775,246
Total investments (cost—$753,363,713)—100.2%		1,175,067,439
Liabilities in excess of other assets—(0.2)%		(1,980,882)
Net assets—100.0%		$1,173,086,557

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 267.

PACE Large Co Growth Equity Investments

Portfolio of investments—July 31, 2020

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2020 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$1,123,606,525	$—	$—	$1,123,606,525
Exchange traded funds	13,060,800	—	—	13,060,800
Short-term investments	—	36,624,868	—	36,624,868
Investment of cash collateral from securities loaned	—	1,775,246	—	1,775,246
Total	$1,136,667,325	$38,400,114	$—	$1,175,067,439

At July 31, 2020, there were no transfers in or out of Level 3.

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at the period end.

2  Rates shown reflect yield at July 31, 2020.

See accompanying notes to financial statements.

PACE Small/Medium Co Value Equity Investments

Performance

For the 12-months ended July 31, 2020, the Portfolio's Class P shares returned -9.12% before the deduction of the maximum PACE Select program fee.1 In comparison, the Russell 2500 Value Index (the "benchmark") returned -13.52%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 186. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Investment Manager's comments2

The Portfolio outperformed its benchmark during the reporting period. In terms of style, an overweight to profitability and a modest growth tilt vs. the benchmark were tailwinds during this period, offsetting negative contribution from a modest overweight to leverage. Both stock selection and sector allocation were also key drivers of relative returns. Stock selection was strongest within the Financials, Industrials and REIT sectors and only partially offset by weak stock selection within Communication Services and Consumer Discretionary sectors. The Portfolio's overweight to the Information Technology sector was also additive on a relative basis, offsetting negative contribution from an underweight to Health Care and Utilities sectors.

Quality oriented managers generally performed best in this space the past year while relative value and deeper value managers generally struggled. This was exacerbated by the onset of COVID-19, and reflected concerns of how more cyclical, smaller market capitalization companies would fare in the new environment. Kayne Anderson, a quality value manager, performed exceptionally well given their focus on recurring and stable revenues even in adverse market environments and therefore protected capital and was a significant contributor to positive benchmark relative results. This relative performance helped to offset the underperformance of the relative and deep value exposures in the Portfolio.

Derivatives were not used during the reporting period.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  Performance is discussed on a gross-of-fees basis—meaning that no fees or expenses are reflected when discussed at the level of a subadvisor's sleeve (or subadvisors' sleeves, if applicable). Alternatively, performance at the overall Portfolio level is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Small/Medium Co Value Equity Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisors:

Kayne Anderson Rudnick, LLC ("Kayne Anderson Rudnick"); Sapience Investments, LLC ("Sapience");
Huber Capital Management LLC ("Huber")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Fred Lee, CFA, Gina Toth, CFA, Ned Sienko, Vincent Russo and Mayoor Joshi

Kayne Anderson Rudnick: Julie Kutasov and Craig Stone Sapience: Samir Sikka;

Huber Capital: Joseph Huber

Objective:

Capital appreciation

Investment process:

The main strategies of the subadvisors include:

• A "value equity" strategy in which the subadvisor targets smaller capitalization companies with sustainable business models selling below their perceived value.

• A strategy that employs a fundamental, bottom-up, research-driven investment style and follows a disciplined investment process to identify high-quality companies.

• A "deep value" strategy that seeks long-term total investment return through capital appreciation, generally investing in common stocks of US companies that are considered to be undervalued.

PACE Small/Medium Co Value Equity Investments

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. In addition, small- and mid-cap companies are typically subject to a greater degree of change in earnings and business prospects than are larger, more established companies. Therefore, they are considered to have a higher level of volatility and risk.

PACE Small/Medium Co Value Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/20	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(9.32)%	2.71%	8.00%
Class Y2	(9.08)	2.94	8.21
Class P3	(9.12)	2.88	8.17
After deducting maximum sales charge
Class A1	(14.30)	1.55	7.39
Russell 2500 Value Index[4]	(13.52)	2.76	8.36

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 06/30/20	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(11.15)%	1.44%	8.11
Class Y2	(10.94)	1.66	8.31
Class P3	(10.95)	1.60	8.27
After deducting maximum sales charge
Class A1	(16.05)	0.30	7.50

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 27, 2019 prospectuses, were as follows: Class A—1.22% and 1.22%; Class Y—0.94% and 0.94%; and Class P—1.07% and 1.04% Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses through November 30, 2020 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.29%; Class Y—1.04%; and Class P—1.04% "Management fee waiver/expense reimbursements" are based on estimated amounts for the current fiscal year. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed this expense cap and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The Russell 2500 Value Index measures the performance of the small to mid-cap value segment of the US equity universe. It includes those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2500 Value Index is constructed to provide a comprehensive and unbiased barometer of the small to mid-cap value market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small to mid-cap opportunity set and that the represented companies continue to reflect value characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

PACE Small/Medium Co Value Equity Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE Small/Medium Co Value Equity Investments Class P shares versus the Russell 2500 Value Index over the 10 years ended July 31, 2020. Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE Small/Medium Co Value Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE Small/Medium Co Value Equity Investments

PACE Small/Medium Co Value Equity Investments

Portfolio statistics—July 31, 2020 (unaudited)

Top ten holdings[1]	Percentage of net assets
Scotts Miracle-Gro Co./The	3.0%
MSCI, Inc.	2.1
Thor Industries, Inc.	1.9
TransUnion	1.8
WR Berkley Corp.	1.8
Diebold Nixdorf, Inc.	1.7
National Beverage Corp.	1.7
Broadridge Financial Solutions, Inc.	1.6
Teradyne, Inc.	1.6
Lamar Advertising Co., Class A	1.6
Total	18.8%
Top five issuer breakdown by country or territory of origin[1]	Percentage of net assets
United States	90.7%
Bermuda	1.6
Canada	1.6
United Kingdom	0.6
India	0.6
Total	95.1%
Sectors[1]	Percentage of net assets
Financials	21.0%
Industrials	18.7
Information Technology	18.5
Consumer Discretionary	11.3
Materials	7.0
Health Care	6.1
Consumer Staples	5.8
Energy	3.3
Utilities	3.1
Real Estate	2.5
Total	97.3%

1  The Portfolio is actively managed and its composition will vary over time.

PACE Small/Medium Co Value Equity Investments

Portfolio of investments—July 31, 2020

	Number of shares	Value
Common stocks—97.3%
Auto components—0.4%
Adient PLC*	75,750	$1,260,480
Automobiles—1.9%
Thor Industries, Inc.[1]	59,477	6,779,783
Banks—8.0%
Ameris Bancorp	96,650	2,230,199
Atlantic Capital Bancshares, Inc.*	68,219	682,190
Bank of Hawaii Corp.	53,616	3,036,274
Bank of NT Butterfield & Son Ltd./The	121,630	3,166,029
Bank OZK	55,180	1,327,079
Banner Corp.	59,450	2,106,313
Cathay General Bancorp	82,340	1,990,981
First Citizens BancShares, Inc., Class A	3,300	1,405,371
First Horizon National Corp.	274,702	2,546,488
Glacier Bancorp, Inc.	79,825	2,818,621
Popular, Inc.	56,430	2,094,117
Sterling Bancorp	146,200	1,644,750
Truist Financial Corp.	8,000	299,680
Webster Financial Corp.	102,241	2,788,112
		28,136,204
Beverages—1.7%
National Beverage Corp.*,1	91,817	5,890,061
Biotechnology—0.9%
Anika Therapeutics, Inc.*	83,600	3,043,040
Building products—1.4%
Lennox International, Inc.	12,175	3,264,604
Resideo Technologies, Inc.*	128,500	1,706,480
		4,971,084
Capital markets—3.9%
Artisan Partners Asset Management, Inc., Class A	68,850	2,494,435
Brightsphere Investment Group, Inc.*	22,300	299,712
MSCI, Inc.	19,650	7,388,007
Uranium Participation Corp.*	685,300	2,512,626
Virtus Investment Partners, Inc.	8,174	1,111,010
		13,805,790
Chemicals—5.0%
Axalta Coating Systems Ltd.*	170,300	3,780,660
Innospec, Inc.	11,700	879,489
Scotts Miracle-Gro Co./The	66,329	10,517,790
Valvoline, Inc.	109,895	2,255,045
		17,432,984
Commercial services & supplies—2.5%
IAA, Inc.*	50,360	2,183,106
KAR Auction Services, Inc.[1]	246,280	3,726,216
Stericycle, Inc.*	46,310	2,798,745
		8,708,067
	Number of shares	Value
Common stocks—(continued)
Communications equipment—2.6%
Comtech Telecommunications Corp.	178,011	$2,922,941
F5 Networks, Inc.*	4,700	638,730
Plantronics, Inc.[1]	278,375	5,564,716
		9,126,387
Consumer finance—1.2%
Enova International, Inc.*	33,427	537,840
Navient Corp.	190,700	1,517,972
SLM Corp.	297,275	2,012,552
		4,068,364
Containers & packaging—0.7%
Sealed Air Corp.	66,850	2,385,208
Diversified consumer services—1.6%
Regis Corp.*,1	58,496	449,250
ServiceMaster Global Holdings, Inc.*	124,307	5,082,913
		5,532,163
Diversified telecommunication services—0.4%
Liberty Latin America Ltd., Class A*	127,350	1,309,158
Electric utilities—2.8%
Entergy Corp.	21,700	2,281,321
Evergy, Inc.	33,094	2,145,484
IDACORP, Inc.	26,105	2,434,291
Portland General Electric Co.	65,150	2,875,070
		9,736,166
Electrical equipment—0.7%
EnerSys	34,600	2,327,196
Electronic equipment, instruments & components—3.7%
CDW Corp.	33,858	3,935,993
Dolby Laboratories, Inc., Class A	53,304	3,709,958
Zebra Technologies Corp., Class A*	19,600	5,502,700
		13,148,651
Energy equipment & services—0.6%
Championx Corp.*	173,450	1,649,510
Hoegh LNG Partners LP	31,930	328,879
		1,978,389
Equity real estate investment trusts—7.1%
American Campus Communities, Inc.	70,000	2,494,800
CatchMark Timber Trust, Inc., Class A	70,309	686,216
Granite Real Estate Investment Trust	50,600	2,944,414
Lamar Advertising Co., Class A	84,900	5,580,477
MGM Growth Properties LLC, Class A	170,363	4,657,724
Office Properties Income Trust	29,805	749,596
Outfront Media, Inc.	170,297	2,453,980
Physicians Realty Trust	184,420	3,326,937
QTS Realty Trust, Inc., Class A1	30,420	2,188,719
		25,082,863
Food & staples retailing—0.6%
U.S. Foods Holding Corp.*	112,300	2,279,690

PACE Small/Medium Co Value Equity Investments

Portfolio of investments—July 31, 2020

	Number of shares	Value
Common stocks—(continued)
Food products—2.6%
Campbell Soup Co.	28,800	$1,427,616
Conagra Brands, Inc.	17,600	659,120
Lamb Weston Holdings, Inc.	12,900	775,032
Post Holdings, Inc.*	25,270	2,242,460
TreeHouse Foods, Inc.*	83,945	3,678,470
Tyson Foods, Inc., Class A	8,800	540,760
		9,323,458
Health care equipment & supplies—1.6%
CONMED Corp.	7,800	643,812
Envista Holdings Corp.*	113,370	2,479,402
Integra LifeSciences Holdings Corp.*	55,610	2,655,377
		5,778,591
Health care providers & services—2.8%
Acadia Healthcare Co., Inc.*	102,690	3,061,189
CorVel Corp.*	33,579	2,669,195
Hanger Orthopedic Group, Inc.*	178,870	3,123,070
Tenet Healthcare Corp.*	33,300	880,452
		9,733,906
Hotels, restaurants & leisure—3.3%
Cheesecake Factory, Inc./The[1]	169,000	4,056,000
Dave & Buster's Entertainment, Inc.[1]	119,540	1,475,124
Dunkin' Brands Group, Inc.	47,255	3,247,836
El Pollo Loco Holdings, Inc.*	136,119	2,689,711
		11,468,671
Household durables—0.0%†
Lennar Corp., Class B	1,163	62,651
Household products—0.8%
WD-40 Co.	14,850	2,918,767
Insurance—3.2%
Argo Group International Holdings Ltd.	47,730	1,599,433
Assured Guaranty Ltd.	49,610	1,082,986
CNO Financial Group, Inc.	151,837	2,292,739
WR Berkley Corp.	100,975	6,235,206
		11,210,364
Internet & direct marketing retail—0.3%
Despegar.com Corp.*,1	151,620	1,168,990
IT services—6.2%
Broadridge Financial Solutions, Inc.	42,450	5,702,733
DXC Technology Co.	99,250	1,777,567
Jack Henry & Associates, Inc.	30,600	5,455,980
KBR, Inc.	201,500	4,481,360
Sabre Corp.	174,500	1,319,220
Science Applications International Corp.	12,100	967,758
WNS Holdings Ltd., ADR*	32,925	2,105,883
		21,810,501
Life sciences tools & services—0.8%
Syneos Health, Inc.*	45,040	2,810,046
	Number of shares	Value
Common stocks—(continued)
Machinery—7.4%
Altra Industrial Motion Corp.	59,645	$2,041,648
EnPro Industries, Inc.	40,340	1,925,428
Gates Industrial Corp. PLC*,1	178,360	1,879,914
Graco, Inc.	85,800	4,567,992
John Bean Technologies Corp.	21,225	1,990,056
Lincoln Electric Holdings, Inc.	23,206	2,097,590
RBC Bearings, Inc.*	37,676	4,612,296
Terex Corp.	104,735	1,974,255
Toro Co./The	43,000	3,068,050
Watts Water Technologies, Inc., Class A	24,050	2,017,555
		26,174,784
Marine—0.9%
Kirby Corp.*	70,450	3,257,608
Metals & mining—0.4%
Allegheny Technologies, Inc.*	176,169	1,530,909
Mortgage real estate investment trust—0.6%
Redwood Trust, Inc.	287,150	2,047,380
Multi-utilities—0.3%
Black Hills Corp.	17,700	1,024,122
Oil, gas & consumable fuels—2.8%
Euronav N.V.*	57,000	558,030
Golar LNG Ltd.*	237,843	1,783,822
Golar LNG Partners LP1	622,499	1,624,722
Parsley Energy, Inc., Class A	252,170	2,768,827
Teekay Tankers Ltd., Class A*	15,235	228,068
Viper Energy Partners LP	274,850	2,841,949
		9,805,418
Personal products—0.8%
elf Beauty, Inc.*	162,590	2,903,857
Professional services—1.8%
TransUnion	70,800	6,341,556
Road & rail—1.4%
Landstar System, Inc.	39,200	4,773,776
Semiconductors & semiconductor equipment—1.6%
Teradyne, Inc.	62,900	5,595,584
Software—3.9%
American Software, Inc. Class A	298,880	4,922,554
Avast PLC[2]	79,321	596,510
CDK Global, Inc.	82,000	3,727,720
New Relic, Inc.*	34,500	2,446,395
SailPoint Technologies Holding, Inc.*	66,350	2,090,025
		13,783,204
Specialty retail—1.2%
Gap, Inc./The	18,900	252,693
Michaels Cos., Inc./The*,1	460,502	3,306,404
Rent-A-Center, Inc.	19,600	566,832
		4,125,929

PACE Small/Medium Co Value Equity Investments

Portfolio of investments—July 31, 2020

	Number of shares	Value
Common stocks—(concluded)
Technology hardware, storage & peripherals—1.7%
Diebold Nixdorf, Inc.*,1	862,670	$6,012,810
Hewlett Packard Enterprise Co.	4,500	44,415
		6,057,225
Textiles, apparel & luxury goods—1.4%
Capri Holdings Ltd.*	144,700	2,167,606
Samsonite International SA, ADR	617,905	2,823,826
		4,991,432
Thrifts & mortgage finance—0.5%
Essent Group Ltd.	52,440	1,878,925
Trading companies & distributors—1.3%
Beacon Roofing Supply, Inc.*	108,330	3,375,563
MSC Industrial Direct Co., Inc., Class A	20,400	1,346,604
		4,722,167
Total common stocks (cost—$312,345,235)		342,301,549
	Number of shares	Value
Short-term investments—3.5%
Investment companies—3.5%
State Street Institutional U.S. Government Money Market Fund, 0.09%[3] (cost—$12,207,649)	12,207,649	$12,207,649
Investment of cash collateral from securities loaned—5.5%
Money market funds—5.5%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.12%[3] (cost—$19,508,290)	19,508,290	19,508,290
Total investments (cost—$344,061,174) —106.3%		374,017,488
Liabilities in excess of other assets—(6.3)%		(22,215,249)
Net assets—100.0%		$351,802,239

For a listing of defined portfolio acronyms, counterparty acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 267.

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2020 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$342,301,549	$—	$—	$342,301,549
Short-term investments	—	12,207,649	—	12,207,649
Investment of cash collateral from securities loaned	—	19,508,290	—	19,508,290
Total	$342,301,549	$31,715,939	$—	$374,017,488

At July 31, 2020, there were no transfers in or out of Level 3.

Portfolio footnotes

†  Amount represents less than 0.05%

*  Non-income producing security.

1  Security, or portion thereof, was on loan at the period end.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $596,510, represented 0.2% of the Portfolio's net assets at period end.

3  Rates shown reflect yield at July 31, 2020.

See accompanying notes to financial statements.

PACE Small/Medium Co Growth Equity Investments

Performance

For the 12-months ended July 31, 2020, the Portfolio's Class P shares returned 10.64% before the deduction of the maximum PACE Select program fee.1 In comparison, the Russell 2500 Growth Index (the "benchmark") returned 13.42%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 194. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Investment Manager's comments2

The Portfolio underperformed its benchmark during the reporting period. Stock selection was the primary detractor to relative returns, despite the majority of sectors posting positive results. Contributions from stock selection in Communication Services and Consumer Discretionary was more than offset by weak selection within the Health Care and Information Technology sectors. In particular, Health Care was weak due to several holdings as well as not holding (or being underweight) several contributors compared to the benchmark's returns, given robust performance in a handful of biotech companies. The Portfolio benefitted from exposure to a handful of companies that experienced robust demand for goods and services based on the COVID-19 pandemic.

The Portfolio's sector positioning was additive on a relative basis, particularly the overweight to Information Technology and underweight to Real Estate. In terms of style, the Portfolio's high beta tilt was offset by lack of momentum exposure and underweight to size leading to muted style impact at the Portfolio level. Investors tended to favor large capitalization businesses that were deemed to be more stable in a very volatile period.

Derivatives were not used during the reporting period.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  Performance is discussed on a gross-of-fees basis—meaning that no fees or expenses are reflected when discussed at the level of a subadvisor's sleeve (or subadvisors' sleeves, if applicable). Alternatively, performance at the overall Portfolio level is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Small/Medium Co Growth Equity Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisors:

Riverbridge Partners, LLC ("Riverbridge"); Calamos Advisors LLC ("Calamos"), Jacobs Levy Equity Management, Inc. ("Jacobs Levy")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Fred Lee, CFA, Gina Toth, CFA, Ned Sienko, Vincent Russo and Mayoor Joshi

Riverbridge: Mark Thompson;

Calamos: Brandon Nelson

Jacobs Levy: Bruce I. Jacobs and Kenneth N. Levy

Objective:

Capital appreciation

Investment process:

The main strategies of the subadvisors include:

• A growth strategy that focuses on companies viewed as building their earnings power and intrinsic value.

• A strategy in which the subadvisor seeks to identify and exploit the perception gap that exits between a company's business strength and the market's expectation of that strength.

• A strategy in which the subadvisor invests primarily in growth-oriented equity securities of small- and mid-cap companies selected based on a multidimensional quantitative investment process.

PACE Small/Medium Co Growth Equity Investments

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. In addition, small- and mid-cap companies are typically subject to a greater degree of change in earnings and business prospects than are larger, more established companies. Therefore, they are considered to have a higher level of volatility and risk. Also, to the extent the Portfolio invests a large portion of its assets in a particular sector, the Portfolio may experience greater volatility and risk of loss due to unfavorable developments in that sector.

PACE Small/Medium Co Growth Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/20	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	10.43%	8.18%	12.79%
Class Y2	10.60	8.40	12.98
Class P3	10.64	8.33	12.95
After deducting maximum sales charge
Class A1	4.35	6.96	12.16
Russell 2500 Growth Index[4]	13.42	10.48	14.32

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 06/30/20	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	5.76%	7.40%	12.68%
Class Y2	5.80	7.62	12.88
Class P3	5.89	7.54	12.83
After deducting maximum sales charge
Class A1	(0.07)	6.19	12.05

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 27, 2019 prospectuses, were as follows: Class A—1.21% and 1.21%; Class Y—1.08% and 1.08%; and Class P—1.07% and 1.07% Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses through November 30, 2020 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.33%; Class Y—1.08%; and Class P—1.08% "Management fee waiver/expense reimbursements" are based on estimated amounts for the current fiscal year. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed this expense cap and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do notbear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The Russell 2500 Growth Index measures the performance of the small to mid-cap growth segment of the US equity universe. It includes those Russell 2500 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500 Growth Index is constructed to provide a comprehensive and unbiased barometer of the small to mid-cap growth market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small to mid-cap opportunity set and that the represented companies continue to reflect growth characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

PACE Small/Medium Co Growth Equity Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE Small/Medium Co Growth Equity Investments Class P shares versus the Russell 2500 Growth Index over the 10 years ended July 31, 2020. Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE Small/Medium Co Growth Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE Small/Medium Co Growth Equity Investments

PACE Small/Medium Co Growth Equity Investments

Portfolio statistics—July 31, 2020 (unaudited)

Top ten holdings[1]	Percentage of net assets
Workiva, Inc.	1.3%
SPS Commerce, Inc.	1.2
Five Below, Inc.	1.2
Boston Beer Co., Inc./The, Class A	1.2
Globant SA	1.1
Proto Labs, Inc.	1.1
Inphi Corp.	1.0
Freshpet, Inc.	1.0
Varonis Systems, Inc.	0.9
Amedisys, Inc.	0.9
Total	10.9%
Top five issuer breakdown by country or territory of origin[1]	Percentage of net assets
United States	95.1%
Canada	1.7
Argentina	1.1
Israel	1.1
Bermuda	0.6
Total	99.6%
Sectors[1]	Percentage of net assets
Information Technology	31.0%
Health Care	24.6
Consumer Discretionary	15.9
Industrials	13.7
Financials	5.6
Consumer Staples	4.3
Telecommunication Services	2.3
Materials	1.1
Communication Services	0.7
Real Estate	0.3
Energy	0.1
Total	99.6%

1  The Portfolio is actively managed and its composition will vary over time.

PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—July 31, 2020

	Number of shares	Value
Common stocks—99.6%
Aerospace & defense—0.5%
Aerojet Rocketdyne Holdings, Inc.*	8,716	$359,535
Axon Enterprise, Inc.*	15,365	1,277,293
Vectrus, Inc.*	12,684	557,969
		2,194,797
Air freight & logistics—0.6%
XPO Logistics, Inc.*,1	34,320	2,574,686
Airlines—0.1%
Allegiant Travel Co.	5,260	589,278
Auto components—1.0%
Dorman Products, Inc.*	15,938	1,302,932
Gentex Corp.	88,562	2,390,288
Workhorse Group, Inc.*	18,019	279,655
		3,972,875
Automobiles—0.4%
Thor Industries, Inc.	7,518	856,977
Winnebago Industries, Inc.	12,518	756,212
		1,613,189
Banks—0.1%
Altabancorp	4,115	77,156
Baycom Corp.*	813	8,358
Esquire Financial Holdings, Inc.*	1,000	15,550
Hanmi Financial Corp.	25,982	239,814
		340,878
Beverages—1.5%
Boston Beer Co., Inc./The, Class A*	5,954	4,825,360
Coca-Cola Consolidated, Inc.	6,081	1,395,954
		6,221,314
Biotechnology—7.0%
89bio, Inc.*	4,419	134,249
Acceleron Pharma, Inc.*	1,712	169,779
Adamas Pharmaceuticals, Inc.*	16,278	40,369
Aduro Biotech, Inc.*	46,946	132,388
Adverum Biotechnologies, Inc.*	16,100	269,997
Aeglea BioTherapeutics, Inc.*	33,275	227,934
Agenus, Inc.*	43,168	131,231
Agios Pharmaceuticals, Inc.*	6,926	313,886
Akebia Therapeutics, Inc.*	68,258	762,442
Akero Therapeutics, Inc.*,1	25,149	882,981
Aldeyra Therapeutics, Inc.*	34,265	220,324
Alector, Inc.*	8,554	134,041
Apellis Pharmaceuticals, Inc.*	34,747	899,600
Aravive, Inc.*,1	2,686	15,821
Atara Biotherapeutics, Inc.*	15,522	192,318
Atreca, Inc. Class A*,1	3,635	47,073
AVEO Pharmaceuticals, Inc.*	34,050	145,053
Axcella Health, Inc.*	17,105	76,801
Beyondspring, Inc.*	10,775	118,848
Biohaven Pharmaceutical Holding Co. Ltd.*	20,633	1,321,337
Bluebird Bio, Inc.*	9,490	576,043
	Number of shares	Value
Common stocks—(continued)
Biotechnology—(continued)
Blueprint Medicines Corp.*	4,437	$324,700
Calithera Biosciences, Inc.*	13,782	64,775
Castle Biosciences, Inc.*	24,784	959,636
Catabasis Pharmaceuticals, Inc.*	5,206	30,091
Catalyst Pharmaceuticals, Inc.*	26,100	112,230
Coherus Biosciences, Inc.*,1	35,902	631,516
Corbus Pharmaceuticals Holdings, Inc.*,1	48,280	302,716
Cytokinetics, Inc.*,1	36,907	797,929
CytomX Therapeutics, Inc.*	59,864	419,647
Dicerna Pharmaceuticals, Inc.*	13,861	298,012
Eagle Pharmaceuticals, Inc.*	18,632	864,338
Editas Medicine, Inc.*,1	30,697	901,264
Eiger BioPharmaceuticals, Inc.*	41,048	412,532
Enanta Pharmaceuticals, Inc.*	31,577	1,447,805
Esperion Therapeutics, Inc.*,1	6,500	244,595
Fortress Biotech, Inc.*	13,612	37,773
Frequency Therapeutics, Inc.*	1,859	39,299
G1 Therapeutics, Inc.*,1	9,136	134,025
Gossamer Bio, Inc.*,1	40,480	482,522
Halozyme Therapeutics, Inc.*	13,602	369,838
Harpoon Therapeutics, Inc.*	7,461	82,146
Homology Medicines, Inc.*	40,792	536,415
Ideaya Biosciences, Inc.*	5,246	66,152
ImmunoGen, Inc.*	47,900	196,869
Immunomedics, Inc.*,1	10,235	432,224
Intercept Pharmaceuticals, Inc.*,1	14,462	660,046
Ionis Pharmaceuticals, Inc.*	31,245	1,798,462
KalVista Pharmaceuticals, Inc.*	7,512	73,843
Kiniksa Pharmaceuticals Ltd., Class A*	9,262	180,794
La Jolla Pharmaceutical Co.*,1	11,115	44,238
Magenta Therapeutics, Inc.*,1	6,541	45,918
Minerva Neurosciences, Inc.*,1	34,918	121,689
Momenta Pharmaceuticals, Inc.*	4,132	121,853
Morphic Holding, Inc.*,1	7,699	173,305
Mustang Bio, Inc.*	41,907	129,074
Myovant Sciences Ltd.*	23,500	357,200
Natera, Inc.*	7,284	349,778
Oyster Point Pharma, Inc.*,1	1,872	41,877
Pfenex, Inc.*	67,959	481,829
Pieris Pharmaceuticals, Inc.*	23,707	60,927
Precision BioSciences, Inc.*	19,540	124,274
Protagonist Therapeutics, Inc.*	9,677	152,219
PTC Therapeutics, Inc.*	10,393	481,508
Puma Biotechnology, Inc.*,1	11,883	122,514
Radius Health, Inc.*	81,647	1,024,670
REGENXBIO, Inc.*	11,793	390,348
Retrophin, Inc.*	83,323	1,656,461
Rubius Therapeutics, Inc.*,1	53,972	265,003
Sage Therapeutics, Inc.*	11,530	525,422
Scholar Rock Holding Corp.*,1	16,538	186,714
Selecta Biosciences, Inc.*,1	21,965	52,277
Spero Therapeutics, Inc.*,1	27,270	319,059
SpringWorks Therapeutics, Inc.*	4,575	195,032
Stoke Therapeutics, Inc.*,1	1,967	49,549
Sutro Biopharma, Inc.*	2,707	21,033
Syros Pharmaceuticals, Inc.*	11,400	108,186

PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—July 31, 2020

	Number of shares	Value
Common stocks—(continued)
Biotechnology—(concluded)
TCR2 Therapeutics, Inc.*,1	6,750	$113,063
Ultragenyx Pharmaceutical, Inc.*,1	10,364	810,050
UNITY Biotechnology, Inc.*,1	41,467	391,034
Voyager Therapeutics, Inc.*	6,547	72,475
		28,703,288
Building products—1.2%
Advanced Drainage Systems, Inc.	15,548	761,852
Apogee Enterprises, Inc.	36,942	797,578
AZEK Co., Inc./The*	5,721	197,375
Builders FirstSource, Inc.*	30,715	727,638
Masonite International Corp.*	18,884	1,592,865
Trex Co., Inc.*	4,923	685,922
		4,763,230
Capital markets—1.2%
Brightsphere Investment Group, Inc.*	74,262	998,081
Cowen, Inc., Class A	36,710	604,614
LPL Financial Holdings, Inc.	43,079	3,404,103
		5,006,798
Chemicals—0.5%
Orion Engineered Carbons SA	12,298	125,440
W. R. Grace & Co.	39,400	1,817,522
		1,942,962
Commercial services & supplies—2.0%
Healthcare Services Group, Inc.	113,995	2,985,529
Interface, Inc.	52,148	416,141
Montrose Environmental Group, Inc.*	24,790	539,183
Pitney Bowes, Inc.	199,419	666,059
Ritchie Bros Auctioneers, Inc.	80,761	3,737,619
		8,344,531
Communications equipment—1.3%
AudioCodes Ltd.	19,036	687,009
Calix, Inc.*	26,665	546,899
Casa Systems, Inc.*	59,919	336,146
CommScope Holding Co., Inc.*	70,647	655,604
Extreme Networks, Inc.*	316,911	1,441,945
Infinera Corp.*	107,697	849,730
Plantronics, Inc.[1]	37,671	753,043
		5,270,376
Construction & engineering—1.7%
EMCOR Group, Inc.	24,900	1,705,650
MYR Group, Inc.*	24,457	896,838
Primoris Services Corp.	21,149	339,018
Quanta Services, Inc.	32,150	1,285,036
WillScot Mobile Mini Holdings Corp.*	182,565	2,749,429
		6,975,971
Construction materials—0.0%†
Forterra, Inc.*	2,812	36,528
	Number of shares	Value
Common stocks—(continued)
Consumer finance—1.1%
Green Dot Corp., Class A*	50,767	$2,573,379
PRA Group, Inc.*,1	53,563	2,118,952
		4,692,331
Containers & packaging—0.1%
Myers Industries, Inc.	20,182	303,941
Distributors—0.3%
Core-Mark Holding Co., Inc.	45,033	1,194,275
Diversified consumer services—2.1%
Chegg, Inc.*	10,384	840,792
Grand Canyon Education, Inc.*	38,698	3,434,061
Perdoceo Education Corp.*	85,067	1,224,965
ServiceMaster Global Holdings, Inc.*	56,354	2,304,315
Strategic Education, Inc.	1,922	242,576
Universal Technical Institute, Inc.*	51,550	383,016
		8,429,725
Diversified telecommunication services—1.0%
Bandwidth, Inc., Class A*	3,444	498,622
Cogent Communications Holdings, Inc.	31,964	2,880,276
Ooma, Inc.*,1	38,637	584,964
		3,963,862
Electrical equipment—1.0%
Allied Motion Technologies, Inc.	7,891	297,491
Atkore International Group, Inc.*	40,535	1,081,069
Generac Holdings, Inc.*	10,397	1,638,359
TPI Composites, Inc.*	42,754	1,093,647
		4,110,566
Electronic equipment, instruments & components—1.6%
II-VI, Inc.*	13,299	674,525
Jabil, Inc.	46,327	1,614,959
Napco Security Technologies, Inc.*	17,062	450,096
National Instruments Corp.	62,008	2,201,284
Rogers Corp.*	12,025	1,433,260
		6,374,124
Entertainment—0.2%
Glu Mobile, Inc.*	85,400	806,176
Sciplay Corp. Class A*	12,006	175,528
		981,704
Food & staples retailing—0.1%
Grocery Outlet Holding Corp.*	4,852	213,439
Food products—1.8%
Calavo Growers, Inc.	20,780	1,200,461
Freshpet, Inc.*	42,919	4,122,370
Sanderson Farms, Inc.	16,976	1,892,739
		7,215,570

PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—July 31, 2020

	Number of shares	Value
Common stocks—(continued)
Health care equipment & supplies—5.6%
Accuray, Inc.*	204,800	$456,704
Axonics Modulation Technologies, Inc.*,1	25,529	1,081,408
BioLife Solutions, Inc.*	8,588	166,006
Cardiovascular Systems, Inc.*	39,100	1,191,768
Heska Corp.*,1	18,085	1,740,139
ICU Medical, Inc.*	11,149	2,048,406
Inogen, Inc.*	16,940	520,058
Itamar Medical Ltd., ADR*	38,184	971,783
Lantheus Holdings, Inc.*	25,572	344,711
LivaNova PLC*	33,962	1,580,591
Merit Medical Systems, Inc.*	46,638	2,085,651
Natus Medical, Inc.*	36,269	673,878
Neogen Corp.*	33,115	2,542,239
Novocure Ltd.*	16,309	1,236,059
OrthoPediatrics Corp.*,1	31,708	1,337,760
Quidel Corp.*	1,797	507,599
Repro-Med Systems, Inc.*,1	32,185	335,690
Staar Surgical Co.*	7,336	426,882
Surmodics, Inc.*	18,600	879,594
Tandem Diabetes Care, Inc.*	6,175	645,040
Vapotherm, Inc.*	18,622	972,813
Zynex, Inc.*	53,019	1,013,723
		22,758,502
Health care providers & services—5.7%
1Life Healthcare, Inc.*	19,887	588,854
Addus HomeCare Corp.*	3,191	307,644
Amedisys, Inc.*	16,358	3,830,389
AMN Healthcare Services, Inc.*	50,484	2,773,591
Chemed Corp.	7,181	3,534,416
Ensign Group, Inc./The	43,446	1,998,082
Exagen, Inc.*	8,380	104,331
LHC Group, Inc.*	3,619	706,103
Magellan Health, Inc.*	19,816	1,469,753
Molina Healthcare, Inc.*	18,912	3,493,046
Pennant Group, Inc./The*	8,131	203,763
PetIQ, Inc.*,1	43,422	1,584,469
Providence Service Corp./The*	9,490	768,785
US Physical Therapy, Inc.	23,191	1,926,245
		23,289,471
Health care technology—2.2%
Health Catalyst, Inc.*,1	44,854	1,565,405
Icad, Inc.*,1	19,141	176,480
Inovalon Holdings, Inc., Class A*	97,200	2,287,116
Inspire Medical Systems, Inc.*	22,029	2,188,801
Phreesia, Inc.*	12,136	364,808
Simulations Plus, Inc.	4,339	305,466
Teladoc Health, Inc.*	2,517	598,115
Vocera Communications, Inc.*	50,365	1,549,731
		9,035,922
Hotels, restaurants & leisure—2.2%
DraftKings, Inc., Class A*,1	8,215	274,176
Everi Holdings, Inc.*	48,045	272,896
GAN Ltd.*	46,736	904,342
Jack in the Box, Inc.	7,988	655,895
	Number of shares	Value
Common stocks—(continued)
Hotels, restaurants & leisure—(concluded)
Marriott Vacations Worldwide Corp.	7,043	$596,260
Noodles & Co.*	20,892	145,199
PlayAGS, Inc.*	101,155	341,904
Scientific Games Corp., Class A*	63,281	1,111,847
Twin River Worldwide Holdings, Inc.	39,856	859,295
Wingstop, Inc.	24,330	3,801,562
		8,963,376
Household durables—3.8%
Century Communities, Inc.*	12,619	449,489
GoPro, Inc., Class A*	237,600	1,256,904
Hamilton Beach Brands Holding Co., Class A	9,165	139,308
iRobot Corp.*,1	19,551	1,421,162
LGI Homes, Inc.*,1	11,831	1,350,035
Lovesac Co./The*,1	17,286	549,349
NVR, Inc.*	974	3,827,966
Purple Innovation, Inc.*	23,921	582,955
Sonos, Inc.*	145,414	2,326,624
Tempur Sealy International, Inc.*	18,860	1,526,717
TopBuild Corp.*	10,988	1,449,537
Universal Electronics, Inc.*	15,338	706,622
		15,586,668
Insurance—2.8%
Alleghany Corp.	2,845	1,486,000
Axis Capital Holdings Ltd.	31,905	1,280,029
Goosehead Insurance, Inc., Class A*,1	24,920	2,574,984
James River Group Holdings Ltd.	22,444	1,039,606
Kinsale Capital Group, Inc.	1,576	307,162
Palomar Holdings, Inc.*	16,105	1,471,031
RenaissanceRe Holdings Ltd.	13,768	2,483,472
Trean Insurance Group, Inc.*	18,564	289,598
Universal Insurance Holdings, Inc.	17,020	298,020
		11,229,902
Interactive media & services—0.6%
EverQuote, Inc., Class A*	14,354	781,575
Travelzoo*	3,462	21,222
Yelp, Inc.*	67,759	1,692,620
		2,495,417
Internet & direct marketing retail—0.5%
CarParts.com, Inc.*,1	30,239	415,635
Quotient Technology, Inc.*	26,800	214,668
Stamps.com, Inc.*	5,254	1,367,511
		1,997,814
IT services—1.7%
Brightcove, Inc.*	51,025	539,844
Cass Information Systems, Inc.	21,114	756,515
Endurance International Group Holdings, Inc.*	173,538	983,960
ExlService Holdings, Inc.*	22,427	1,436,674
GDS Holdings Ltd., ADR*,1	8,718	699,968
MAXIMUS, Inc.	29,179	2,165,374
Unisys Corp.*	32,363	384,796
		6,967,131

PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—July 31, 2020

	Number of shares	Value
Common stocks—(continued)
Leisure products—0.7%
Callaway Golf Co.	18,369	$349,929
Malibu Boats, Inc., Class A*	7,206	423,569
Sturm Ruger & Co., Inc.	17,784	1,447,084
YETI Holdings, Inc.*	12,253	599,049
		2,819,631
Life sciences tools & services—1.2%
Adaptive Biotechnologies Corp.*	9,885	368,908
Bio-Techne Corp.	13,122	3,610,650
Fluidigm Corp.*	54,871	386,292
Pacific Biosciences of California, Inc.*	19,579	73,030
PRA Health Sciences, Inc.*	2,024	215,677
Repligen Corp.*	2,218	334,718
		4,989,275
Machinery—2.8%
Energy Recovery, Inc.*,1	23,268	176,604
Kadant, Inc.	13,909	1,509,266
Kornit Digital Ltd.*	46,525	2,493,275
Meritor, Inc.*	90,111	2,050,025
Proto Labs, Inc.*	35,788	4,298,855
REV Group, Inc.	25,753	167,394
Shyft Group Inc/The	33,060	624,173
		11,319,592
Media—1.4%
Altice USA, Inc., Class A*	19,871	536,318
Cable One, Inc.	1,942	3,539,412
Cardlytics, Inc.*,1	12,674	841,807
iClick Interactive Asia Group Ltd. ADR*,1	97,978	711,320
		5,628,857
Multiline retail—0.9%
Ollie's Bargain Outlet Holdings, Inc.*	33,378	3,508,028
Oil, gas & consumable fuels—0.1%
Dorian LPG Ltd.*	39,728	339,277
Paper & forest products—0.5%
Boise Cascade Co.	31,000	1,444,290
Louisiana-Pacific Corp.	23,466	743,168
		2,187,458
Personal products—1.0%
Herbalife Nutrition Ltd.*	16,710	856,221
Lifevantage Corp.*	25,085	322,091
Medifast, Inc.	9,162	1,531,245
Revlon, Inc., Class A*,1	7,613	48,114
USANA Health Sciences, Inc.*	13,977	1,134,653
		3,892,324
Pharmaceuticals—2.8%
Amphastar Pharmaceuticals, Inc.*	29,164	583,863
Avadel Pharmaceuticals PLC ADR*,1	21,048	164,806
Axsome Therapeutics, Inc.*,1	4,540	323,838
Cara Therapeutics, Inc.*,1	18,879	310,371
Chiasma, Inc.*	47,645	208,209
Corcept Therapeutics, Inc.*,1	78,317	1,170,839
	Number of shares	Value
Common stocks—(continued)
Pharmaceuticals—(concluded)
CorMedix, Inc.*	3,913	$17,413
Endo International PLC*	131,905	459,029
Fulcrum Therapeutics, Inc.*,1	3,080	48,880
Intersect ENT, Inc.*	28,974	498,063
Kaleido Biosciences, Inc.*,1	6,318	37,718
Marinus Pharmaceuticals, Inc.*,1	14,401	24,194
MyoKardia, Inc.*	7,122	641,906
NGM Biopharmaceuticals, Inc.*,1	41,341	756,127
Odonate Therapeutics, Inc.*	13,979	508,416
Otonomy, Inc.*	15,929	55,911
Pacira BioSciences, Inc.*	36,100	1,899,221
Progenic Pharmaceuticals Inc.	76,855	0
Recro Pharma, Inc.*	59,966	245,261
Revance Therapeutics, Inc.*	7,660	179,857
Strongbridge Biopharma PLC*	41,974	141,452
Supernus Pharmaceuticals, Inc.*	44,076	981,352
Theravance Biopharma, Inc.*,1	68,899	1,338,019
Tricida, Inc.*	20,613	275,802
WaVe Life Sciences Ltd.*,1	59,650	523,727
Zogenix, Inc.*	7,964	189,463
		11,583,737
Professional services—2.2%
Barrett Business Services, Inc.	14,500	763,860
Exponent, Inc.	34,404	2,892,000
Insperity, Inc.	33,851	2,263,278
Kforce, Inc.	22,293	642,930
TriNet Group, Inc.*	35,164	2,320,824
		8,882,892
Real estate management & development—0.3%
Altisource Portfolio Solutions SA*	3,476	46,683
Cushman & Wakefield PLC*,1	10,006	107,064
Redfin Corp.*	27,813	1,156,464
		1,310,211
Road & rail—1.3%
Heartland Express, Inc.	12,992	263,543
Knight-Swift Transportation Holdings, Inc.[1]	11,487	499,570
Landstar System, Inc.	25,156	3,063,498
Saia, Inc.*	7,667	915,823
Schneider National, Inc., Class B	16,527	415,323
		5,157,757
Semiconductors & semiconductor equipment—4.9%
ACM Research, Inc., Class A*	7,751	743,631
Advanced Energy Industries, Inc.*	6,499	478,131
Ambarella, Inc.*	20,351	921,493
Cabot Microelectronics Corp.	11,357	1,711,727
Diodes, Inc.*	13,660	702,807
Everspin Technologies, Inc.*	24,977	209,557
Impinj, Inc.*,1	7,103	167,631
Inphi Corp.*	32,629	4,263,305
Lattice Semiconductor Corp.*	19,413	603,550
NeoPhotonics Corp.*	82,097	747,904
PDF Solutions, Inc.*	18,907	464,734
Pixelworks, Inc.*	47,545	151,669

PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—July 31, 2020

	Number of shares	Value
Common stocks—(continued)
Semiconductors & semiconductor equipment—(concluded)
Power Integrations, Inc.	20,041	$2,445,603
Silicon Laboratories, Inc.*	16,932	1,701,835
SiTime Corp.*	16,709	888,083
SMART Global Holdings, Inc.*	24,786	691,282
Synaptics, Inc.*	38,849	3,108,697
		20,001,639
Software—19.9%
2U, Inc.*,1	47,603	2,241,863
A10 Networks, Inc.*	101,699	821,728
Agilysys, Inc.*	47,391	993,315
Alarm.com Holdings, Inc.*	44,540	3,119,582
American Software, Inc. Class A	3,850	63,410
Avaya Holdings Corp.*	113,442	1,436,176
Benefitfocus, Inc.*	24,592	287,972
Bill.Com Holdings, Inc.*	3,412	317,691
Blackline, Inc.*	37,070	3,295,894
Box, Inc., Class A*	145,605	2,613,610
Ceridian HCM Holding, Inc.*	42,870	3,356,292
ChannelAdvisor Corp.*	25,800	525,546
CommVault Systems, Inc.*	53,800	2,371,504
Cornerstone OnDemand, Inc.*	59,506	2,113,058
Descartes Systems Group, Inc./The*,1	28,677	1,615,375
Domo, Inc., Class B*	9,400	302,492
Dropbox, Inc., Class A*	38,981	886,818
Dynatrace, Inc.*	8,886	371,701
eGain Corp.*	15,651	155,101
Everbridge, Inc.*,1	5,001	714,143
FireEye, Inc.*	158,600	2,394,860
Five9, Inc.*	30,784	3,719,323
Globant SA*	26,852	4,643,785
MicroStrategy, Inc., Class A*	16,936	2,098,709
Mitek Systems, Inc.*	30,991	317,968
MobileIron, Inc.*	206,745	1,288,021
Model N, Inc.*	24,129	928,001
New Relic, Inc.*	33,952	2,407,536
Paylocity Holding Corp.*	16,279	2,168,363
Pegasystems, Inc.	30,618	3,578,938
Ping Identity Holding Corp.*,1	22,858	785,401
Pluralsight, Inc., Class A*,1	72,478	1,534,359
Progress Software Corp.	23,327	813,179
PROS Holdings, Inc.*	31,188	1,017,665
QAD, Inc., Class A	14,500	572,895
Rapid7, Inc.*	20,771	1,237,329
RingCentral, Inc., Class A*	5,591	1,622,900
Rosetta Stone, Inc.*	7,761	207,762
Sapiens International Corp. N.V.	8,043	245,794
Sprout Social, Inc., Class A*,1	30,155	871,178
SPS Commerce, Inc.*	67,465	5,071,344
SVMK, Inc.*	29,383	704,604
Telenav, Inc.*	50,200	260,287
Tenable Holdings, Inc.*	33,157	1,125,017
Teradata Corp.*	100,546	2,111,466
Varonis Systems, Inc.*,1	35,679	3,865,820
Verint Systems, Inc.*	18,875	847,299
Workiva, Inc.*	96,773	5,409,611
Xperi Holding Corp.	3,837	70,754
	Number of shares	Value
Common stocks—(concluded)
Software—(concluded)
Zscaler, Inc.*	12,159	$1,578,846
		81,102,285
Specialty retail—3.8%
Five Below, Inc.*	45,212	4,924,039
Floor & Decor Holdings, Inc., Class A*	47,073	3,102,111
Lithia Motors, Inc., Class A	9,943	2,278,439
National Vision Holdings, Inc.*	61,579	1,969,912
OneWater Marine, Inc. Class A*	19,517	487,925
Rent-A-Center, Inc.	55,182	1,595,863
Sonic Automotive, Inc., Class A	4,495	171,349
Sportsman's Warehouse Holdings, Inc.*	54,880	883,019
		15,412,657
Technology hardware, storage & peripherals—1.2%
Avid Technology, Inc.*	108,301	891,317
Diebold Nixdorf, Inc.*,1	13,100	91,307
Pure Storage, Inc., Class A*	133,500	2,384,310
Quantum Corp.*,1	18,242	79,353
Super Micro Computer, Inc.*	45,013	1,364,119
		4,810,406
Textiles, apparel & luxury goods—0.3%
Deckers Outdoor Corp.*	5,033	1,053,155
Thrifts & mortgage finance—0.3%
Axos Financial, Inc.*	25,795	578,066
PennyMac Financial Services, Inc.	13,194	636,742
		1,214,808
Trading companies & distributors—0.2%
Foundation Building Materials, Inc.*	32,331	443,905
Herc Holdings, Inc.*	13,504	452,924
		896,829
Wireless telecommunication services—0.3%
Boingo Wireless, Inc.*	43,258	625,078
Gogo, Inc.*,1	159,006	462,708
		1,087,786
Total common stocks (cost—$326,870,036)		405,553,045
Short-term investments—0.7%
Investment companies—0.7%
State Street Institutional U.S. Government Money Market Fund, 0.09%[2] (cost—$2,706,252)	2,706,252	2,706,252
Investment of cash collateral from securities loaned—4.7%
Money market funds—4.7%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.12%[2] (cost—$19,334,845)	19,334,845	19,334,845
Total investments (cost—$348,911,133)—105.0%		427,594,142
Liabilities in excess of other assets—(5.0)%		(20,350,415)
Net assets—100.0%		$407,243,727

PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—July 31, 2020

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 267.

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2020 in valuing the Portfolio's investments. In the event the Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$405,553,045	$—	$—	$405,553,045
Short-term investments	—	2,706,252	—	2,706,252
Investment of cash collateral from securities loaned	—	19,334,845	—	19,334,845
Total	$405,553,045	$22,041,097	$—	$427,594,142

At July 31, 2020, there were no transfers in or out of Level 3.

Portfolio footnotes

†  Amount represents less than 0.05%

*  Non-income producing security.

1  Security, or portion thereof, was on loan at the period end.

2  Rates shown reflect the yields at July 31, 2020.

See accompanying notes to financial statements.

PACE International Equity Investments

Performance

For the 12-months ended July 31, 2020, the Portfolio's Class P shares returned 0.30% before the deduction of the maximum PACE Select program fee.1 In comparison, the MSCI EAFE Index (net) (the "benchmark") returned -1.67%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 205. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Investment Manager's comments2

The Portfolio outperformed its benchmark during the reporting period. The Portfolio's sector positioning was the primary contributor, particularly the overweight to Information Technology and underweight to Real Estate. The overweight to Health Care was an additional tailwind. The Information Technology and Health Care sectors posted strong absolute and relative results in what was a negative period for the overall benchmark.

Stock selection from a sector perspective also contributed to relative returns. Key positive sectors included Health Care and Consumer Discretionary. Stock selection in Information Technology and Financials was negative but only acted as partial offsets. In terms of style, the Portfolio's momentum, profitability and leverage exposures were helpful in a volatile period. The Portfolio's growth tilt was an additional tailwind as investors rewarded companies that were able to generate attractive growth, despite the environment.

Country allocation, including positioning in several emerging markets was beneficial to relative returns. Stock selection from a country perspective was flat with positive selection in Japan and the Netherlands offset by weak results in Germany.

Derivatives were not used during the reporting period.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  Performance is discussed on a gross-of-fees basis—meaning that no fees or expenses are reflected when discussed at the level of a subadvisor's sleeve (or subadvisors' sleeves, if applicable). Alternatively, performance at the overall Portfolio level is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust –
PACE International Equity Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisors:

Mondrian Investment Partners Limited ("Mondrian");

Chautauqua Capital Management, a division of Robert W. Baird & Co. Incorporated ("Baird");

Los Angeles Capital Management and Equity Research, Inc. ("Los Angeles Capital")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Fred Lee, CFA, Gina Toth, CFA, Ned Sienko, Vincent Russo and Mayoor Joshi

Mondrian: Elizabeth A. Desmond, Nigel Bliss and Steve Dutaut;

Baird: Brian M. Beitner, CFA, Jesse Flores, CFA, Haicheng Li, CFA, Nathaniel Velarde;
Los Angeles Capital: Thomas D. Stevens, CFA, Hal W. Reynolds, CFA and Daniel E. Allen, CFA

Objective:

Capital appreciation

Investment process:

The main strategies of the subadvisors include:

• A strategy that invests in durable large-cap franchises that can grow excess returns on capital well into the future and trade at a significant discount to the subadvisor's estimate of the true worth of these operations.

(continued on next page)

PACE International Equity Investments

Investment process
(concluded)

• A "long/short" or "130/30" equity strategy in which the subadvisor will buy securities "long" that it believes will outperform the market or decrease portfolio risk, sells securities "short" that it believes will underperform the market and may invest the proceeds from those sales in additional securities.

• A strategy that involves achieving consistent risk adjusted excess returns by managing a concentrated portfolio of quality, growth companies generally headquartered outside of the United States.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social, and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging market issuers than for issuers in more developed countries.

PACE International Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/20	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	0.00%	2.64%	5.01%
Class Y2	0.29	2.93	5.30
Class P3	0.30	2.92	5.31
After deducting maximum sales charge
Class A1	(5.48)	1.48	4.42
MSCI EAFE Index (net)[4]	(1.67)	2.10	5.02

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 06/30/20	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(5.03)%	2.26%	5.73%
Class Y2	(4.71)	2.56	6.02
Class P3	(4.78)	2.54	6.01
After deducting maximum sales charge
Class A1	(10.24)	1.11	5.13

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 27, 2019 prospectuses, were as follows: Class A—1.88% and 1.88%; Class Y—1.62% and 1.62%; and Class P—1.60% and 1.60% Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2020 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.35%; Class Y—1.10%; and Class P—1.10% "Management fee waiver/expense reimbursements" are based on estimated amounts for the current fiscal year. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The MSCI EAFE Index (net) is an index of stocks designed to measure the investment returns of developed economies outside of North America. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

PACE International Equity Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE International Equity Investments Class P shares versus the MSCI EAFE Index (net) over the 10 years ended July 31, 2020. Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE International Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE International Equity Investments

PACE International Equity Investments

Portfolio statistics—July 31, 2020 (unaudited)

Top ten holdings (long holdings)[1]	Percentage of net assets
Keyence Corp.	1.9%
Genmab A/S	1.7
Sanofi	1.5
Roche Holding AG	1.4
Novo Nordisk A/S, ADR	1.4
Nestle SA	1.4
Enel SpA	1.3
Novartis AG	1.2
DBS Group Holdings Ltd.	1.2
CK Hutchison Holdings Ltd.	1.2
Total	14.2%
Top ten holdings (short holdings)[1]	Percentage of net assets
Ferrovial SA	(0.4)%
Ocado Group PLC	(0.4)
Suncorp Group Ltd.	(0.4)
Shiseido Co. Ltd.	(0.3)
Svenska Cellulosa AB SCA, Class B	(0.3)
Nippon Paint Holdings Co. Ltd.	(0.3)
Boliden AB	(0.3)
Umicore SA	(0.3)
Chugoku Electric Power Co., Inc./The	(0.3)
GMO Payment Gateway, Inc.	(0.3)
Total	(3.3)%
Top five issuer breakdown by country or territory of origin (long holdings)[1]	Percentage of net assets
Japan	28.1%
United Kingdom	12.1
Switzerland	9.8
France	7.1
Germany	6.6
Total	63.7%
Top five issuer breakdown by country or territory of origin (short holdings)[1]	Percentage of net assets
Japan	(5.7)%
United Kingdom	(1.2)
France	(1.1)
Australia	(1.1)
Sweden	(0.8)
Total	(9.9)%

1  The Portfolio is actively managed and its composition will vary over time.

PACE International Equity Investments

Industry diversification—(unaudited)

As a percentage of net assets as of July 31, 2020

Common stocks
Aerospace & defense	0.4%
Air freight & logistics	0.3
Auto components	1.7
Automobiles	1.7
Banks	7.7
Beverages	1.4
Biotechnology	2.5
Building products	2.8
Capital markets	2.4
Chemicals	3.4
Commercial services & supplies	1.2
Construction & engineering	0.5
Construction materials	0.4
Diversified consumer services	0.9
Diversified financial services	0.1
Diversified telecommunication services	3.2
Electric utilities	3.6
Electrical equipment	2.4
Electronic equipment, instruments & components	3.9
Entertainment	0.8
Equity real estate investment trusts	0.4
Food & staples retailing	2.0
Food products	2.6
Gas utilities	0.4
Health care equipment & supplies	1.8
Health care providers & services	0.3
Hotels, restaurants & leisure	1.1
Household durables	1.7
Independent power and renewable electricity producers	0.2
Industrial conglomerates	1.8
Insurance	4.6
Interactive media & services	0.4
Internet & direct marketing retail	2.0
IT services	3.8
Leisure products	0.9
Life sciences tools & services	0.7
Machinery	4.3
Media	0.8
Metals & mining	1.8
Multiline retail	0.3
Oil, gas & consumable fuels	2.8
Paper & forest products	0.1
Personal products	1.3
Common stocks—(concluded)
Pharmaceuticals	11.8%
Professional services	2.3
Real estate management & development	0.7
Road & rail	0.2
Semiconductors & semiconductor equipment	6.1
Software	3.9
Specialty retail	2.7
Technology hardware, storage & peripherals	1.1
Textiles, apparel & luxury goods	1.8
Tobacco	0.6
Trading companies & distributors	0.9
Transportation infrastructure	0.0 †
Wireless telecommunication services	1.8
Total common stocks	111.3
Preferred stocks
Automobiles	0.1
Chemicals	0.0 †
Total preferred stocks	0.1
Short-term investments	1.5
Investment of cash collateral from securities loaned	0.4
Total investments before investments sold short	113.3
Investments sold short
Aerospace & defense	(0.2)
Air freight & logistics	(0.0)†
Airlines	(0.0)†
Auto components	(0.2)
Automobiles	(0.1)
Banks	(0.3)
Beverages	(0.4)
Capital markets	(0.2)
Chemicals	(1.0)
Commercial services & supplies	(0.1)
Communications equipment	(0.1)
Construction & engineering	(0.5)
Diversified financial services	(0.3)
Diversified telecommunication services	(0.2)
Electric utilities	(0.8)
Electrical equipment	(0.0)†
Electronic equipment, instruments & components	(0.1)
Entertainment	(0.0)†
Equity real estate investment trusts	(0.7)

PACE International Equity Investments

Industry diversification—(unaudited) (concluded)

As a percentage of net assets as of July 31, 2020

Investments sold short—(continued)
Food & staples retailing	(0.1)%
Food products	(0.4)
Gas utilities	(0.0)†
Health care equipment & supplies	(0.2)
Health care providers & services	(0.1)
Health care technology	(0.0)†
Hotels, restaurants & leisure	(0.4)
Household durables	(0.1)
Independent power and renewable electricity producers	(0.1)
Industrial conglomerates	(0.1)
Insurance	(0.6)
Interactive media & services	(0.1)
Internet & catalog retail	(0.4)
IT services	(0.6)
Machinery	(0.6)
Marine	(0.1)
Media	(0.3)
Metals & mining	(0.9)
Investments sold short—(concluded)
Multi-utilities	(0.1)%
Multiline retail	(0.2)
Oil, gas & consumable fuels	(0.4)
Paper & forest products	(0.4)
Personal products	(0.3)
Pharmaceuticals	(0.1)
Real estate management & development	(0.8)
Road & rail	(0.2)
Semiconductors & semiconductor equipment	(0.1)
Software	(0.0)†
Specialty retail	(0.2)
Technology hardware, storage & peripherals	(0.2)
Trading companies & distributors	(0.0)†
Transportation infrastructure	(0.2)
Total investments sold short	(13.5)
Other assets in excess of liabilities	0.2
Net assets	100.0%

†  Amount represents less than 0.05% or (0.05)%.

PACE International Equity Investments

Portfolio of investments—July 31, 2020

	Number of shares	Value
Common stocks—111.3%
Australia—5.2%
AMP Ltd.*,1	539,768	$561,630
Aristocrat Leisure Ltd.	98,010	1,837,639
Aurizon Holdings Ltd.	250,412	798,551
BHP Group Ltd.[2]	283,683	7,469,046
BHP Group PLC	111,603	2,413,238
CIMIC Group Ltd.[1]	40,233	619,003
Commonwealth Bank of Australia	22,163	1,127,539
CSL Ltd.	14,606	2,840,906
Glencore PLC	176,892	404,827
Goodman Group	125,113	1,521,198
Insurance Australia Group Ltd.	124,936	454,841
Macquarie Group Ltd.	39,805	3,498,140
Magellan Financial Group Ltd.	14,661	636,951
Medibank Pvt. Ltd.[1]	679,440	1,356,907
QBE Insurance Group Ltd.	470,661	3,296,261
REA Group Ltd.[1]	29,699	2,293,351
Rio Tinto PLC[2]	57,155	3,479,150
Santos Ltd.	511,432	1,910,356
Seek Ltd.	21,753	334,573
Sonic Healthcare Ltd.	90,777	2,078,304
Sydney Airport	111,707	418,380
Telstra Corp. Ltd.	506,749	1,213,421
TPG Telecom Ltd.*,1	55,984	321,582
Wesfarmers Ltd.	48,280	1,605,201
Woolworths Group Ltd.	74,499	2,062,433
		44,553,428
Austria—0.6%
ams AG*	228,048	3,835,907
Raiffeisen Bank International AG	23,147	398,171
Verbund AG1	13,097	687,260
		4,921,338
Belgium—0.9%
Anheuser-Busch InBev SA/N.V.	20,051	1,088,833
Galapagos N.V.*	6,343	1,177,546
Galapagos N.V.*,1	1,922	356,955
KBC Group N.V.[2]	19,676	1,121,854
Proximus SADP	12,704	261,334
Telenet Group Holding N.V.	25,369	984,125
UCB SA	20,652	2,653,612
		7,644,259
Canada—0.9%
Constellation Software, Inc.	6,581	7,784,344
China—4.6%
Alibaba Group Holding Ltd., ADR*	30,491	7,653,851
BeiGene Ltd., ADR*	10,775	2,251,975
BYD Co. Ltd., Class H1	187,431	1,765,915
China Mobile Ltd.	870,500	5,942,150
Prosus N.V.*	77,720	7,564,251
Sinopharm Group Co. Ltd., Class H	156,948	374,051
TAL Education Group, ADR*	97,566	7,626,734
	Number of shares	Value
Common stocks—(continued)
China—(concluded)
Wuxi Biologics Cayman, Inc.*,3	246,678	$5,092,382
Yangzijiang Shipbuilding Holdings Ltd.	1,263,000	846,343
		39,117,652
Denmark—6.3%
Carlsberg A/S, Class B	20,109	2,969,888
Coloplast A/S, Class B	5,129	875,506
DSV Panalpina A/S	12,427	1,700,454
Genmab A/S*	42,946	14,782,289
ISS A/S*	230,757	3,561,134
Novo Nordisk A/S, ADR[1]	179,372	11,718,373
Novo Nordisk A/S, Class B2	121,804	7,991,874
Novozymes A/S, B Shares	27,793	1,662,558
Pandora A/S	42,278	2,688,934
Tryg A/S	26,884	791,094
Vestas Wind Systems A/S2	36,495	4,678,110
		53,420,214
Finland—1.5%
Fortum Oyj	1,847	37,488
Kone Oyj, Class B2	84,738	6,728,936
Sampo Oyj, A Shares[2]	136,553	4,935,607
UPM-Kymmene Oyj	26,188	699,054
		12,401,085
France—7.1%
Air Liquide SA	4,192	689,501
Airbus SE*	106	7,759
Bureau Veritas SA*,2	131,028	2,882,589
Capgemini SE	5,965	773,627
Cie de Saint-Gobain*	262,102	9,696,472
CNP Assurances*	28,535	346,583
Dassault Systemes SE2	11,328	2,062,754
Eiffage SA*	14,767	1,290,531
Hermes International	2,976	2,412,761
Ipsen SA2	2,701	259,032
Kering SA	1,793	1,016,068
Klepierre SA	24,033	416,222
L'Oreal SA2	16,420	5,511,010
Legrand SA	9,331	721,830
LVMH Moet Hennessy Louis Vuitton SE2	19,085	8,298,980
Natixis SA*	100,725	246,372
Pernod Ricard SA	5,359	920,943
Peugeot SA*	53,085	853,326
Renault SA*	1,283	30,491
Safran SA*,2	18,314	1,947,726
Sanofi	121,097	12,714,835
Sartorius Stedim Biotech	1,481	463,230
Societe Generale SA*	199,434	3,070,350
TOTAL SE	34,913	1,321,237
Ubisoft Entertainment SA*	5,984	499,798
Unibail-Rodamco-Westfield[1]	7,772	407,582
Vinci SA	12,478	1,073,920
Wendel SE	1,717	161,151
		60,096,680

PACE International Equity Investments

Portfolio of investments—July 31, 2020

	Number of shares	Value
Common stocks—(continued)
Germany—6.5%
Allianz SE2	43,861	$9,100,029
Bayer AG	38,688	2,570,179
Brenntag AG	30,323	1,871,323
Carl Zeiss Meditec AG*	6,497	679,970
Continental AG	92,534	8,938,669
Deutsche Boerse AG	851	154,834
Deutsche Post AG*	23,628	959,065
Deutsche Telekom AG	342,486	5,717,717
Evonik Industries AG	208,961	5,645,335
GEA Group AG	23,238	838,790
Hannover Rueck SE	4,580	774,800
Infineon Technologies AG	141,571	3,609,406
KION Group AG	9,417	719,703
Knorr-Bremse AG	26,643	3,117,426
Merck KGaA	2,294	293,186
MTU Aero Engines AG*	4,717	817,868
Nemetschek SE	1,122	82,249
SAP SE2	41,598	6,566,384
Symrise AG2	11,397	1,424,747
TeamViewer AG*,3	7,493	405,164
Telefonica Deutschland Holding AG	428,540	1,169,297
		55,456,141
Hong Kong—2.4%
AIA Group Ltd.	94,400	851,199
CK Asset Holdings Ltd.	653,500	3,628,669
CLP Holdings Ltd.	97,000	917,202
Hang Seng Bank Ltd.	110,723	1,742,176
Hong Kong Exchanges & Clearing Ltd.	44,000	2,094,978
Jardine Matheson Holdings Ltd.	83,700	3,423,103
Sun Hung Kai Properties Ltd.	11,000	133,780
Techtronic Industries Co. Ltd.	31,000	324,230
WH Group Ltd.[3]	8,236,500	7,331,778
		20,447,115
India—1.1%
HDFC Bank Ltd., ADR*	121,416	5,676,198
Tata Consultancy Services Ltd.	132,645	4,029,840
		9,706,038
Indonesia—0.6%
Bank Rakyat Indonesia Persero Tbk. PT	22,450,968	4,876,690
Israel—0.2%
Check Point Software Technologies Ltd.*	4,198	526,219
Nice Ltd.*	3,690	757,877
Teva Pharmaceutical Industries Ltd., ADR*	16,202	186,971
		1,471,067
Italy—3.0%
Enel SpA	1,244,831	11,403,307
Eni SpA	567,565	5,055,759
Ferrari N.V.	13,642	2,439,389
Intesa Sanpaolo SpA*	1,053,180	2,146,744
Mediobanca Banca di Credito Finanziario SpA	100,308	810,094
Moncler SpA*	15,118	584,490
Snam SpA	302,659	1,611,192
	Number of shares	Value
Common stocks—(continued)
Italy—(concluded)
Telecom Italia SpA	84,437	$34,244
Terna Rete Elettrica Nazionale SpA	153,187	1,143,196
		25,228,415
Japan—28.1%
ABC-Mart, Inc.	9,600	505,782
Advantest Corp.	21,200	1,157,500
Aozora Bank Ltd.	65,900	1,054,191
Asahi Group Holdings Ltd.	15,200	495,457
Asahi Kasei Corp.	35,700	256,794
Astellas Pharma, Inc.[2]	222,000	3,462,747
Bandai Namco Holdings, Inc.	30,200	1,667,714
Bank of Kyoto Ltd./The	3,800	139,415
Benesse Holdings, Inc.	16,800	438,145
Calbee, Inc.	23,500	746,767
Casio Computer Co. Ltd.	53,600	856,658
Central Japan Railway Co.	5,600	679,333
Chugai Pharmaceutical Co. Ltd.	25,200	1,137,761
Coca-Cola Bottlers Japan Holdings, Inc.	264,200	3,941,687
Daikin Industries Ltd.[2]	27,100	4,768,149
Daito Trust Construction Co. Ltd.	22,800	1,788,026
Dentsu Group, Inc.	12,300	274,415
FANUC Corp.	41,695	7,034,910
Fast Retailing Co. Ltd.[2]	8,300	4,413,955
FUJIFILM Holdings Corp.	173,200	7,745,943
Fujitsu Ltd.	41,100	5,503,091
Fukuoka Financial Group, Inc.	89,100	1,295,832
Hikari Tsushin, Inc.[2]	12,900	2,796,728
Honda Motor Co. Ltd.	308,300	7,516,309
Hoshizaki Corp.	6,800	518,367
Hoya Corp.[2]	35,400	3,491,128
Isuzu Motors Ltd.	241,200	1,967,348
ITOCHU Techno-Solutions Corp.	62,600	2,542,493
Japan Retail Fund Investment Corp.	678	815,223
JGC Holdings Corp.	82,700	836,763
Kakaku.com, Inc.	30,100	726,733
Kao Corp.	15,100	1,095,414
Keyence Corp.[2]	38,633	16,291,027
Koito Manufacturing Co. Ltd.	32,800	1,284,336
Kubota Corp.	97,000	1,381,277
Kyocera Corp.	155,300	8,648,700
LIXIL Group Corp.	23,400	312,340
Marubeni Corp.	108,400	499,065
McDonald's Holdings Co. Japan Ltd.	41,800	2,000,477
Mebuki Financial Group, Inc.	153,700	341,916
Mitsubishi Electric Corp.	434,500	5,671,992
Mitsubishi Heavy Industries Ltd.	52,200	1,214,359
Mitsubishi UFJ Financial Group, Inc.	66,200	248,072
Mitsui & Co. Ltd.	14,500	216,776
MonotaRO Co. Ltd.	24,200	1,029,201
Nabtesco Corp.	3,500	106,483
Nintendo Co. Ltd.[2]	13,500	5,937,437
Nippon Steel Corp.	71,200	583,795
Nippon Telegraph & Telephone Corp.	176,000	4,085,217
Nissan Chemical Corp.	72,500	3,839,699
Nitori Holdings Co. Ltd.	200	43,787

PACE International Equity Investments

Portfolio of investments—July 31, 2020

	Number of shares	Value
Common stocks—(continued)
Japan—(concluded)
Nitto Denko Corp.[2]	64,800	$3,672,893
Nomura Research Institute Ltd.[2]	134,600	3,552,553
NTT DOCOMO, Inc.[2]	97,300	2,678,778
Obayashi Corp.	79,300	708,021
Obic Co. Ltd.[2]	12,700	2,277,484
Olympus Corp.	72,400	1,302,220
Omron Corp.	3,400	244,901
Ono Pharmaceutical Co. Ltd.	20,700	581,823
Oracle Corp.	3,400	409,572
Otsuka Corp.	66,100	3,446,403
Otsuka Holdings Co. Ltd.	220,300	9,136,619
Persol Holdings Co. Ltd.	29,100	367,892
Rakuten, Inc.	36,200	332,653
Recruit Holdings Co. Ltd.	207,414	6,470,454
Renesas Electronics Corp.*	220,900	1,215,052
Resona Holdings, Inc.	287,400	942,175
Rinnai Corp.	2,000	163,927
SCSK Corp.	5,000	254,482
Secom Co. Ltd.	25,200	2,179,270
Sekisui Chemical Co. Ltd.	364,300	4,958,946
Sekisui House Ltd.[1]	8,700	158,895
Seven & I Holdings Co. Ltd.	21,900	661,807
Seven Bank Ltd.	284,600	698,133
Shimano, Inc.[2]	23,700	5,146,165
Shin-Etsu Chemical Co. Ltd.[2]	39,700	4,646,437
Shinsei Bank Ltd.	81,700	922,985
Shionogi & Co. Ltd.[2]	52,700	3,135,172
SMC Corp.	3,300	1,734,312
Softbank Corp.	137,200	1,836,587
SoftBank Group Corp.[2]	72,400	4,566,490
Sohgo Security Services Co. Ltd.	5,400	254,745
Sompo Holdings, Inc.	6,500	214,202
Sony Corp.	62,500	4,855,938
Sumitomo Mitsui Financial Group, Inc.[2]	176,900	4,713,754
Sumitomo Mitsui Trust Holdings, Inc.	75,400	1,935,827
Sundrug Co. Ltd.	30,100	1,024,331
Sysmex Corp.	9,000	692,069
T&D Holdings, Inc.	33,500	275,755
Taisei Corp.	1,800	61,830
Takeda Pharmaceutical Co. Ltd.	227,500	8,250,698
Tokio Marine Holdings, Inc.	154,700	6,532,200
Tokyo Electron Ltd.[2]	16,500	4,565,835
Toray Industries, Inc.	101,600	439,782
TOTO Ltd.	15,800	596,003
Toyota Industries Corp.	83,700	4,252,226
Trend Micro, Inc.	15,500	909,058
Tsuruha Holdings, Inc.	400	55,466
USS Co. Ltd.	104,900	1,555,240
Welcia Holdings Co. Ltd.	7,000	640,841
West Japan Railway Co.	1,100	47,503
Yakult Honsha Co. Ltd.	1,300	74,302
Yamaha Corp.	21,900	1,009,736
Yokogawa Electric Corp.	41,000	629,764
ZOZO, Inc.	61,900	1,674,418
		239,071,358
	Number of shares	Value
Common stocks—(continued)
Macau—0.3%
Sands China Ltd.	564,000	$2,150,427
Netherlands—6.1%
Adyen N.V.*,3	5,804	9,739,156
Aegon N.V.	102,491	300,339
Akzo Nobel N.V.	8,373	788,941
ASML Holding N.V.[2]	26,727	9,502,454
ASML Holding N.V. NY Registered Shares	20,200	7,145,144
ING Groep N.V.	168,098	1,172,127
Koninklijke Ahold Delhaize N.V.[2]	156,367	4,503,502
Koninklijke DSM N.V.	20,043	3,067,900
Koninklijke KPN N.V.	341,112	898,627
Koninklijke Philips N.V.*,2	89,990	4,649,863
NN Group N.V.	25,719	941,369
Randstad N.V.	1,022	49,227
Royal Dutch Shell PLC, Class A2,4	83,551	1,221,146
Royal Dutch Shell PLC, Class B	508,211	7,133,481
Wolters Kluwer N.V.	14,195	1,120,335
		52,233,611
New Zealand—0.5%
a2 Milk Co. Ltd.*	125,527	1,749,196
Fisher & Paykel Healthcare Corp. Ltd.	33,809	809,875
Meridian Energy Ltd.	391,798	1,272,081
Spark New Zealand Ltd.	219,482	719,272
		4,550,424
Norway—0.4%
DNB ASA*	117,537	1,805,292
Gjensidige Forsikring ASA*	19,295	396,664
Telenor ASA	71,610	1,107,003
		3,308,959
Portugal—0.1%
Jeronimo Martins, SGPS SA	44,358	743,718
Russia—0.1%
Evraz PLC	317,811	1,176,840
Singapore—2.9%
Ascendas Real Estate Investment Trust	151,500	392,152
DBS Group Holdings Ltd.	687,019	9,924,438
Genting Singapore Ltd.	2,458,700	1,318,980
Oversea-Chinese Banking Corp. Ltd.	65,200	408,397
Singapore Exchange Ltd.	290,000	1,729,944
Singapore Technologies Engineering Ltd.	88,100	210,726
Singapore Telecommunications Ltd.	1,837,000	3,333,921
United Overseas Bank Ltd.	549,198	7,732,439
Venture Corp. Ltd.	3,100	40,484
		25,091,481
Spain—1.8%
Amadeus IT Group SA	9,194	459,105
Banco Santander SA*	2,408,735	5,165,465
Enagas SA	2,752	69,431
Endesa SA	49,756	1,419,384
Iberdrola SA1	219,471	2,836,725

PACE International Equity Investments

Portfolio of investments—July 31, 2020

	Number of shares	Value
Common stocks—(continued)
Spain—(concluded)
Industria de Diseno Textil SA	83,909	$2,223,412
Naturgy Energy Group SA1	111,488	2,074,567
Red Electrica Corp. SA	67,606	1,317,965
		15,566,054
Sweden—4.5%
Alfa Laval AB*	21,892	518,583
Assa Abloy AB, Class B	146,199	3,227,517
Atlas Copco AB, A Shares[2]	133,175	5,911,834
Epiroc AB, Class A	55,190	771,673
Hennes & Mauritz AB, B Shares[1,2]	235,674	3,673,539
Hexagon AB, B Shares*	81,980	5,361,278
Husqvarna AB, B Shares	46,554	445,521
ICA Gruppen AB	1,556	76,436
Lundin Energy AB	36,095	841,938
Sandvik AB*,2	259,725	4,853,878
Swedbank AB, A Shares*	11,497	186,691
Swedish Match AB2	63,438	4,887,818
Telia Co. AB	2,010,986	7,836,266
		38,592,972
Switzerland—9.8%
ABB Ltd.	366,296	9,198,920
Coca-Cola HBC AG	58,320	1,518,289
EMS-Chemie Holding AG1	2,009	1,734,913
Geberit AG	9,198	5,076,529
Givaudan SA	13	53,842
Julius Baer Group Ltd.	124,799	5,478,662
LafargeHolcim Ltd.	54,053	2,557,271
Logitech International SA	24,942	1,819,478
Nestle SA2	96,911	11,524,821
Novartis AG2	120,646	9,937,276
Partners Group Holding AG	1,992	1,929,665
Roche Holding AG2	34,699	12,018,224
SGS SA2	1,558	4,080,177
Sonova Holding AG*	8,667	1,959,643
STMicroelectronics N.V.	92,804	2,607,528
Swisscom AG	599	318,408
Temenos AG2	59,277	8,760,092
Zurich Insurance Group AG	6,437	2,380,420
		82,954,158
Taiwan—1.4%
Taiwan Semiconductor Manufacturing Co. Ltd.	502,000	7,305,906
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	59,715	4,710,916
		12,016,822
United Kingdom—12.1%
3i Group PLC[2]	301,910	3,475,129
Admiral Group PLC	49,556	1,545,390
Associated British Foods PLC[2]	27,124	621,254
AstraZeneca PLC[2]	38,737	4,279,648
BAE Systems PLC	100,532	644,300
Barclays PLC	127,767	165,649
Barratt Developments PLC	82,055	545,064
Berkeley Group Holdings PLC	9,848	571,389
	Number of shares	Value
Common stocks—(concluded)
United Kingdom—(concluded)
BP PLC	1,722,184	$6,236,896
British American Tobacco PLC	9,062	299,484
BT Group PLC	63,308	81,348
Bunzl PLC	5,323	152,483
CK Hutchison Holdings Ltd.	1,501,500	9,804,489
Compass Group PLC[2]	100,642	1,384,753
Croda International PLC[2]	7,630	569,460
DCC PLC	20,063	1,784,014
Diageo PLC	21,727	795,004
Direct Line Insurance Group PLC	797,351	3,085,495
Experian PLC	46,185	1,613,247
Fiat Chrysler Automobiles N.V.*	15,885	161,493
GlaxoSmithKline PLC[2]	487,219	9,705,553
Halma PLC	69,578	1,976,281
Hargreaves Lansdown PLC	62,918	1,427,907
HSBC Holdings PLC	62,803	282,791
Imperial Brands PLC	8,708	145,082
InterContinental Hotels Group PLC	21,893	1,008,416
Intertek Group PLC	21,954	1,544,003
ITV PLC	510,627	376,546
JD Sports Fashion PLC	29,801	235,588
Kingfisher PLC	2,241,767	7,084,184
Legal & General Group PLC	308,245	853,308
Lloyds Banking Group PLC	16,111,411	5,489,326
Melrose Industries PLC	231,445	255,566
Next PLC	13,370	943,680
Persimmon PLC*	63,972	1,997,218
Prudential PLC	18,363	262,421
RELX PLC	68,374	1,439,421
Rolls-Royce Holdings PLC	36,443	109,324
Sage Group PLC/The	4,391	41,670
Smith & Nephew PLC	56,209	1,109,423
SSE PLC	547,873	9,293,210
Taylor Wimpey PLC	19,744	30,456
Tesco PLC	2,592,031	7,315,599
Travis Perkins PLC	134,160	1,940,450
Unilever N.V.[2]	80,164	4,736,913
Vodafone Group PLC	12,030	18,079
WPP PLC	698,047	5,176,921
		102,615,325
United States—2.3%
Atlassian Corp. PLC, Class A*	25,279	4,465,535
Brookfield Renewable Corp., Class A*	40,575	1,823,440
Ferguson PLC	20,848	1,837,823
James Hardie Industries PLC	45,708	943,383
SolarEdge Technologies, Inc.*	35,948	6,294,495
Waste Connections, Inc.	37,706	3,859,963
		19,224,639
Total common stocks (cost—$910,632,831)		946,421,254

PACE International Equity Investments

Portfolio of investments—July 31, 2020

	Number of shares	Value
Preferred stocks—0.1%
Germany—0.1%
Bayerische Motoren Werke AG	7,036	$357,591
FUCHS PETROLUB SE	6,237	272,356
Volkswagen AG*	1,063	155,599
Total preferred stocks (cost—$968,513)		785,546
Short-term investments—1.5%
Investment companies—1.5%
State Street Institutional U.S. Government Money Market Fund, 0.09%[5] (cost—$12,654,551)	12,654,551	12,654,551
Investment of cash collateral from securities loaned—0.4%
Money market funds—0.4%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.12%[5] (cost—$3,382,598)	3,382,598	3,382,598
Total investments before investments sold short (cost—$927,638,493)—113.3%		963,243,949
Investments sold short—(13.5)%
Common stocks—(13.5)%
Australia—(1.1)%
Afterpay Ltd.	(26,688)	(1,298,071)
AusNet Services	(1,036,616)	(1,324,497)
Coles Group Ltd.	(45,410)	(588,727)
Computershare Ltd.	(143,088)	(1,369,473)
Crown Resorts Ltd.	(5,140)	(32,861)
Fortescue Metals Group Ltd.	(8,334)	(103,735)
Oil Search Ltd.	(98,602)	(203,515)
Suncorp Group Ltd.	(550,643)	(3,363,226)
Tabcorp Holdings Ltd.	(292,789)	(740,411)
WiseTech Global Ltd.	(11,989)	(176,257)
		(9,200,773)
Austria—(0.2)%
voestalpine AG	(65,198)	(1,445,641)
Belgium—(0.4)%
Groupe Bruxelles Lambert SA	(11,399)	(988,756)
Umicore SA	(51,495)	(2,431,960)
		(3,420,716)
China—(0.0)%†
Wilmar International Ltd.	(20,300)	(68,618)
Denmark—(0.4)%
Ambu A/S, Class B	(38,649)	(1,349,375)
Danske Bank A/S	(109,065)	(1,766,408)
Demant A/S	(7,808)	(242,382)
		(3,358,165)
Finland—(0.1)%
Nokia OYJ	(121,542)	(583,417)
Nordea Bank Abp	(7,821)	(60,410)
Stora Enso Oyj, R Shares	(20,673)	(259,275)
Wartsila Oyj Abp	(30,174)	(252,371)
		(1,155,473)
	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
France—(1.1)%
Atos SE	(7,650)	$(654,145)
Bollore SA	(69,756)	(234,056)
Cie Generale des Etablissements Michelin SCA	(3,821)	(395,726)
Covivio	(5,632)	(404,760)
Dassault Aviation SA	(813)	(666,685)
Getlink SE	(41,350)	(622,130)
ICADE	(2,697)	(177,494)
Iliad SA	(7,040)	(1,376,823)
Ingenico Group SA	(3,763)	(608,979)
JCDecaux SA	(46,466)	(785,985)
Orpea	(983)	(125,408)
Remy Cointreau SA	(13,559)	(2,174,566)
Suez SA	(24,966)	(329,271)
Thales SA	(12,939)	(935,378)
		(9,491,406)
Germany—(0.3)%
E.ON SE	(34,638)	(406,650)
Fraport AG Frankfurt Airport Services Worldwide	(8,047)	(314,572)
Fresenius SE & Co. KGaA	(4,180)	(208,556)
LANXESS AG	(19,338)	(1,002,979)
thyssenkrupp AG	(115,323)	(896,395)
		(2,829,152)
Hong Kong—(0.3)%
Bank of East Asia Ltd./The	(30,475)	(69,407)
Hang Lung Properties Ltd.	(431,000)	(1,057,398)
Jardine Matheson Holdings Ltd.	(24,755)	(1,012,412)
Link REIT	(47,100)	(365,452)
PCCW Ltd.	(553,000)	(311,756)
		(2,816,425)
Ireland—(0.2)%
Flutter Entertainment PLC	(2,656)	(402,432)
Kerry Group PLC, Class A	(6,304)	(834,942)
		(1,237,374)
Japan—(5.7)%
Aeon Co. Ltd.	(23,600)	(557,988)
Aeon Mall Co. Ltd.	(53,400)	(636,142)
Aisin Seiki Co. Ltd.	(23,900)	(690,262)
Alfresa Holdings Corp.	(1,900)	(38,907)
Canon, Inc.	(3,900)	(62,761)
Chubu Electric Power Co., Inc.	(25,900)	(307,979)
Chugoku Electric Power Co., Inc./The	(184,500)	(2,251,455)
Coca-Cola Bottlers Japan Holdings, Inc.	(93,100)	(1,388,990)
CyberAgent, Inc.	(9,300)	(526,066)
Daicel Corp.	(12,800)	(85,600)
Daifuku Co. Ltd.	(13,700)	(1,248,428)
Daiwa House Industry Co. Ltd.	(7,600)	(167,711)
Daiwa House REIT Investment Corp.	(400)	(1,040,051)
Electric Power Development Co. Ltd.	(48,100)	(656,160)
FUJIFILM Holdings Corp.	(5,600)	(250,446)
GMO Payment Gateway, Inc.	(21,100)	(2,212,027)
Hamamatsu Photonics K.K.	(14,700)	(638,909)

PACE International Equity Investments

Portfolio of investments—July 31, 2020

	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
Japan—(concluded)
Hitachi Construction Machinery Co. Ltd.	(6,400)	$(185,459)
Hitachi Metals Ltd.	(134,500)	(1,755,656)
Honda Motor Co. Ltd.	(2,900)	(70,702)
Hulic Co. Ltd.	(70,600)	(606,854)
Idemitsu Kosan Co. Ltd.	(66,900)	(1,393,571)
Iida Group Holdings Co. Ltd.	(8,100)	(125,371)
Isetan Mitsukoshi Holdings Ltd.	(2,500)	(11,408)
Japan Airport Terminal Co. Ltd.	(29,700)	(1,019,749)
Japan Exchange Group, Inc.	(31,800)	(755,120)
JSR Corp.	(93,600)	(2,040,977)
JTEKT Corp.	(21,100)	(140,425)
Kajima Corp.	(76,200)	(837,060)
Kawasaki Heavy Industries Ltd.	(36,200)	(493,646)
Kintetsu Group Holdings Co. Ltd.	(26,900)	(1,048,082)
Kyushu Electric Power Co., Inc.	(214,400)	(1,800,614)
Kyushu Railway Co.	(12,400)	(244,961)
Lasertec Corp.	(2,900)	(256,054)
M3, Inc.	(4,600)	(236,222)
Marui Group Co. Ltd.	(12,100)	(175,943)
MISUMI Group, Inc.	(51,400)	(1,216,184)
Mitsubishi Corp.	(1,700)	(34,255)
Mitsubishi Estate Co. Ltd.	(4,800)	(68,953)
Mitsubishi Materials Corp.	(29,200)	(596,978)
Nagoya Railroad Co. Ltd.	(3,000)	(75,918)
NGK Insulators Ltd.	(12,800)	(159,077)
NH Foods Ltd.	(5,600)	(246,130)
Nikon Corp.	(33,300)	(232,814)
Nippon Express Co. Ltd.	(1,700)	(80,816)
Nippon Paint Holdings Co. Ltd.	(38,400)	(2,625,839)
Nippon Prologis REIT, Inc.	(634)	(2,188,562)
Nippon Yusen KK	(51,000)	(663,610)
Nomura Real Estate Holdings, Inc.	(36,200)	(598,486)
Nomura Real Estate Master Fund, Inc.	(29)	(35,965)
Odakyu Electric Railway Co. Ltd.	(15,800)	(330,645)
Pan Pacific International Holdings Corp.	(74,200)	(1,681,743)
Park24 Co. Ltd.	(3,200)	(42,633)
Ricoh Co. Ltd.	(154,900)	(997,518)
Shiseido Co. Ltd.	(50,500)	(2,813,667)
SUMCO Corp.	(11,600)	(179,974)
Sumitomo Electric Industries Ltd.	(3,400)	(37,987)
Taisho Pharmaceutical Holdings Co. Ltd.	(11,300)	(642,051)
THK Co. Ltd.	(24,800)	(584,294)
Toho Gas Co. Ltd.	(1,700)	(74,187)
Tohoku Electric Power Co., Inc.	(48,400)	(457,388)
Tokyo Century Corp.	(5,100)	(286,850)
Tokyu Fudosan Holdings Corp.	(365,600)	(1,397,157)
Toppan Printing Co. Ltd.	(32,100)	(481,224)
Toyoda Gosei Co. Ltd.	(4,200)	(82,356)
Yamada Denki Co. Ltd.	(154,100)	(668,578)
Yamaha Motor Co. Ltd.	(40,800)	(594,948)
Yamato Holdings Co. Ltd.	(7,800)	(201,128)
Yamazaki Baking Co. Ltd.	(56,900)	(954,795)
Yaskawa Electric Corp.	(2,500)	(83,118)
Z Holdings Corp.	(183,400)	(975,272)
		(48,348,856)
	Number of shares	Value
Investments sold short—(concluded)
Common stocks—(concluded)
Macau—(0.2)%
SJM Holdings Ltd.	(1,255,000)	$(1,416,093)
Netherlands—(0.1)%
Koninklijke Vopak N.V.	(9,287)	(507,700)
New Zealand—(0.0)%†
Ryman Healthcare Ltd.	(12,386)	(109,938)
Norway—(0.1)%
Equinor ASA	(27,989)	(419,643)
Mowi ASA	(30,168)	(547,885)
Norsk Hydro ASA	(66,838)	(188,799)
		(1,156,327)
Singapore—(0.4)%
City Developments Ltd.	(204,000)	(1,221,678)
Singapore Airlines Ltd.	(98,300)	(245,215)
Suntec Real Estate Investment Trust	(160,300)	(157,290)
UOL Group Ltd.	(258,500)	(1,252,144)
		(2,876,327)
Spain—(0.6)%
Banco Bilbao Vizcaya Argentaria SA	(278,862)	(868,298)
CaixaBank SA	(41,491)	(89,249)
Ferrovial SA	(150,109)	(3,675,717)
Repsol SA	(90,089)	(710,418)
Siemens Gamesa Renewable Energy SA	(2,633)	(62,126)
		(5,405,808)
Sweden—(0.8)%
Boliden AB	(90,496)	(2,471,280)
Electrolux AB, Series B	(33,290)	(625,641)
Kinnevik AB, Class B	(26,500)	(932,812)
Svenska Cellulosa AB SCA, Class B	(226,000)	(2,744,730)
		(6,774,463)
Switzerland—(0.3)%
Barry Callebaut AG	(476)	(991,183)
Swiss Re AG	(18,688)	(1,474,653)
		(2,465,836)
United Kingdom—(1.2)%
British Land Co. PLC/The	(7,068)	(33,729)
CNH Industrial N.V.	(139,254)	(946,215)
Kingfisher PLC	(310,065)	(979,833)
Land Securities Group PLC	(166,456)	(1,253,712)
Ocado Group PLC	(127,838)	(3,424,760)
Pearson PLC	(125,271)	(860,761)
SSE PLC	(45,572)	(773,008)
St James's Place PLC	(38,469)	(470,500)
Standard Life Aberdeen PLC	(167,393)	(544,835)
Whitbread PLC	(41,756)	(1,185,608)
		(10,472,961)
Total investments sold short (proceeds—$120,275,960)		(114,558,052)
Other assets in excess of liabilities—0.2%		1,573,836
Net assets—100.0%		$850,259,733

PACE International Equity Investments

Portfolio of investments—July 31, 2020

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 267.

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31,2020 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$72,045,740	$874,375,514	$—	$946,421,254
Preferred stocks	—	785,546	—	785,546
Short-term investments	—	12,654,551	—	12,654,551
Investment of cash collateral from securities loaned	—	3,382,598	—	3,382,598
Total	$72,045,740	$891,198,209	$—	$963,243,949
Liabilities
Investments sold short	$—	$(114,558,052)	$—	$(114,558,052)

At July 31,2020, there were no transfers in or out of Level 3.

Portfolio footnotes

*  Non-income producing security.

†  Amount represents less than 0.05% or (0.05)%.

1  Security, or portion thereof, was on loan at the period end.

2  Security, or portion thereof, pledged as collateral for investments sold short.

3  Security exempt from registration pursuant to Rule 144A under the Securities Act of1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $22,568,480, represented 2.7% of the Portfolio's net assets at period end.

4  Security is traded on the Amsterdam Exchange.

5  Rates shown reflect yield at July 31, 2020.

See accompanying notes to financial statements.

PACE International Emerging Markets Equity Investments

Performance

For the 12-months ended July 31, 2020, the Portfolio's Class P shares returned 7.24% before the deduction of the maximum PACE Select program fee.1 In comparison, the MSCI Emerging Markets Index (net) (the "benchmark") returned 6.55%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 219. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Investment Manager's comments2

The Portfolio outperformed its benchmark during the reporting period. The Portfolio's sector positioning was the primary contributor, particularly the underweight to Financials and Utilities as well as the overweight to Health Care and Consumer Discretionary sectors. The Information Technology and Health Care sectors posted strong absolute and relative results, particularly vs. the Financial and Energy sectors which posted very weak absolute and relative results in comparison to the benchmark. This contributed to the growth style outperforming the value style during this time period. The MSCI Emerging Markets Growth index returned 21.86% vs. the MSCI Emerging Markets Value Index return of -7.90%, a significant divergence of 29.76%.

Stock selection was modestly positive from a sector perspective. Key positive sectors included Communication Services and Information Technology. Stock selection in Financials and Industrials was negative but only acted as partial offsets. In terms of style, the Portfolio's modestly higher beta, liquidity and profitability exposures were helpful in a volatile period. The Portfolio's modest growth tilt was an additional tailwind as investors rewarded companies that were able to generate attractive growth, despite the environment.

Stock selection from a country perspective was positive with strong selection in Taiwan and China offsetting weaker results in Brazil and Thailand. Country allocation was also positive, particularly the opportunistic allocation to Saudi Arabia which contributed to the offset of negative contribution from an overweight to India.

Derivatives were not used during the reporting period.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  Performance is discussed on a gross-of-fees basis—meaning that no fees or expenses are reflected when discussed at the level of a subadvisor's sleeve (or subadvisors' sleeves, if applicable). Alternatively, performance at the overall Portfolio level is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE International Emerging Markets Equity Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisors:

Mondrian Investment Partners Limited ("Mondrian"); William Blair & Company L.L.C. ("William Blair");

LMCG Investments, LLC, formerly Lee Munder Capital Group ("LMCG")

RWC Asset Advisors (US) LLC ("RWC") (Effective September 11, 2019)

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Fred Lee, CFA, Gina Toth, CFA, Ned Sienko, Vincent Russo and Mayoor Joshi

Mondrian: Ginny Chong, Gregory Halton and Andrew Miller;

William Blair: Todd M. McClone and Jack Murphy;

LMCG: Gordon Johnson

RWC: John Malloy

Objective:

Capital appreciation

Investment process:

The main strategies of the subadvisors include:

• A strategy using fundamental research to identify companies that are attractive based on a value-oriented dividend discount model and market analysis.

(continued on next page)

PACE International Emerging Markets Equity Investments

Investment process:
(concluded)

• A strategy that invests in mid and large cap companies with a quality growth orientation.

• A strategy that uses a bottom-up quantitative approach.

• A strategy that combines top-down analyses of economic, political and social factors with bottom-up quantitative and qualitative fundamental research to seek to identify countries, sectors and companies with robust growth characteristics.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social and economic developments abroad, and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging market issuers than for issuers in more developed countries.

PACE International Emerging Markets Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/20	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	6.97%	4.10%	2.16%
Class Y2	7.29	4.37	2.40
Class P3	7.24	4.36	2.33
After deducting maximum sales charge
Class A1	1.06	2.93	1.58
MSCI Emerging Markets Index (net)[4]	6.55	6.15	3.33

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 06/30/20	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(4.19)%	0.93%	2.22%
Class Y2	(3.88)	1.18	2.48
Class P3	(3.97)	1.18	2.40
After deducting maximum sales charge
Class A1	(9.46)	(0.21)	1.65

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 27, 2019 prospectuses, supplemented from time to time, were as follows: Class A—1.71% and 1.65%; Class Y—1.47% and 1.40%; and Class P—1.49% and 1.40% Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2020 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.65%; Class Y—1.40%; and Class P—1.40% The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/ expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The MSCI Emerging Markets Index (net) is a market capitalization-weighted index composed of different emerging market countries in Europe, Latin America, and the Pacific Basin. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to nonresident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

PACE International Emerging Markets Equity Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE International Emerging Markets Equity Investments Class P shares versus the MSCI Emerging Markets Index (net) over the 10 years ended July 31, 2020. Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE International Emerging Markets Equity Investments is a professionally managed portfolio while the Index is not available for investment and are unmanaged. The comparison is shown for illustration purposes only.

PACE International Emerging Markets Equity Investments

PACE International Emerging Markets Equity Investments

Portfolio statistics—July 31, 2020 (unaudited)

Top ten holdings[1]	Percentage of net assets
Tencent Holdings Ltd.	6.3%
Taiwan Semiconductor Manufacturing Co. Ltd.	4.0
Alibaba Group Holding Ltd.	3.3
Alibaba Group Holding Ltd., ADR	2.9
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	2.7
Samsung Electronics Co. Ltd.	2.4
Reliance Industries Ltd.	2.2
Ping An Insurance Group Co. of China Ltd., Class H	1.8
MediaTek, Inc.	1.5
Yandex N.V., Class A	1.5
Total	28.6%
Top five issuer breakdown by country or territory of origin[1]	Percentage of net assets
China	38.0%
Taiwan	12.9
India	10.2
South Korea	9.9
Brazil	6.2
Total	77.2%

1  The Portfolio is actively managed and its composition will vary over time.

PACE International Emerging Markets Equity Investments

Industry diversification—(unaudited)

As a percentage of net assets as of July 31, 2020

Common stocks
Airlines	0.2%
Auto components	0.6
Automobiles	1.3
Banks	8.1
Beverages	1.3
Capital markets	1.2
Chemicals	1.4
Communications equipment	0.6
Construction & engineering	0.5
Construction materials	0.4
Consumer finance	0.4
Diversified consumer services	0.5
Diversified financial services	0.7
Diversified telecommunication services	1.0
Electric utilities	0.1
Electrical equipment	0.5
Electronic equipment, instruments & components	2.0
Energy equipment & services	0.2
Entertainment	2.7
Equity real estate investment trusts	0.4
Food & staples retailing	1.3
Food products	2.8
Gas utilities	0.2
Health care equipment & supplies	0.6
Health care providers & services	0.4
Hotels, restaurants & leisure	1.1
Household durables	2.0
Household products	0.3
Independent power and renewable electricity producers	0.2
Industrial conglomerates	0.8
Insurance	3.4
Interactive media & services	8.3
Interactive media & services	1.5
Internet & direct marketing retail	10.0
IT services	3.1
Life sciences tools & services	0.0	†
Machinery	0.7
Common stocks—(concluded)
Media	0.5%
Metals & mining	3.8
Multiline retail	0.1
Oil, gas & consumable fuels	5.1
Paper & forest products	0.5
Personal products	1.3
Pharmaceuticals	2.8
Real estate management & development	0.9
Road & rail	0.9
Semiconductors & semiconductor equipment	9.9
Software	1.4
Specialty retail	1.2
Technology hardware, storage & peripherals	3.0
Textiles, apparel & luxury goods	0.7
Thrifts & mortgage finance	1.0
Transportation infrastructure	0.9
Wireless telecommunication services	0.9
Total common stocks	95.7
Preferred stocks
Banks	0.5
Diversified telecommunication services	0.2
Multiline retail	0.2
Technology hardware, storage & peripherals	0.6
Total preferred stocks	1.5
Rights
Internet	0.0 †
Exchange traded funds	1.0
Short-term investments	1.5
Investment of cash collateral from securities loaned	0.9
Total investments	100.6
Liabilities in excess of other assets	(0.6)
Net assets	100.0%

†  Amount represents less than 0.05% or (0.05)%.

PACE International Emerging Markets Equity Investments

Portfolio of investments—July 31, 2020

	Number of shares	Value
Common stocks—95.7%
Argentina—1.6%
Globant SA*	8,657	$1,497,142
MercadoLibre, Inc.*	3,579	4,025,015
		5,522,157
Brazil—5.3%
B2W Cia Digital*	19,100	436,881
B3 SA—Brasil Bolsa Balcao	208,100	2,530,765
Banco Bradesco SA	124,190	493,517
BRF SA*	179,233	711,222
Equatorial Energia SA	94,300	461,508
Hypera SA	124,300	860,668
Itau Unibanco Banco Multiplo SA, ADR	22,708	115,811
Localiza Rent A Car SA	50,900	496,847
Minerva SA*	172,500	449,061
MRV Engenharia e Participacoes SA	90,700	332,787
OdontoPrev SA	285,000	755,039
Pagseguro Digital Ltd., Class A*,1	21,191	810,132
Petrobras Distribuidora SA	198,421	863,436
Petroleo Brasileiro SA, ADR	249,967	2,167,214
Porto Seguro SA	40,500	419,476
Raia Drogasil SA	37,800	899,249
Rumo SA*	597,685	2,545,851
Suzano SA*	71,700	577,278
TIM Participacoes SA	286,900	866,219
TOTVS SA	221,600	1,097,263
WEG SA	83,800	1,081,928
		18,972,152
Canada—0.1%
Ivanhoe Mines Ltd., Class A*,1	56,263	198,262
China—38.0%
Agile Group Holdings Ltd.	464,000	588,782
Alibaba Group Holding Ltd.*	370,932	11,638,376
Alibaba Group Holding Ltd., ADR*	41,230	10,349,555
Anhui Conch Cement Co. Ltd., Class H	88,000	665,469
Baidu, Inc., ADR*	8,759	1,045,825
Bank of China Ltd., Class H	3,175,000	1,057,303
Bank of Communications Co. Ltd., Class H	832,000	461,832
Baozun, Inc., ADR*,1	11,366	478,054
Beijing Sinnet Technology Co. Ltd. Class H	337,273	1,265,214
Brilliance China Automotive Holdings Ltd.	58,000	59,227
BYD Electronic International Co. Ltd.	155,500	545,902
China Aoyuan Group Ltd.	535,000	674,683
China CITIC Bank Corp. Ltd., Class H	1,524,000	664,959
China Communications Services Corp. Ltd., Class H	708,000	458,980
China Construction Bank Corp., Class H	2,324,000	1,694,499
China Galaxy Securities Co. Ltd., Class H	1,049,500	627,779
China Life Insurance Co. Ltd. Class H	403,000	924,446
China Literature Ltd.*,2	60,200	396,130
China Medical System Holdings Ltd.	665,000	807,473
China Merchants Bank Co. Ltd., Class H	548,000	2,557,508
China Minsheng Banking Corp. Ltd., Class H	1,002,500	631,425
China Mobile Ltd.	284,000	1,938,622
China National Building Material Co. Ltd., Class H	456,000	708,161
China Petroleum & Chemical Corp., Class H	1,368,000	582,796
China Railway Group Ltd., Class H	1,143,000	578,610
	Number of shares	Value
Common stocks—(continued)
China—(continued)
China Resources Power Holdings Co. Ltd.	444,000	$566,052
China Tourism Group Duty Free Corp. Ltd., Class A	101,235	3,527,622
China Traditional Chinese Medicine Holdings Co. Ltd.	1,230,000	629,069
China Unicom Hong Kong Ltd.	1,166,000	648,560
CITIC Ltd.	572,000	536,874
COFCO Meat Holdings Ltd.	1,377,000	685,044
COSCO SHIPPING Energy Transportation Co. Ltd., Class H	708,000	316,003
CSPC Pharmaceutical Group Ltd.	624,000	1,314,243
Dongyue Group Ltd.	893,000	393,469
Focus Media Information Technology Co. Ltd., Class A	1,528,880	1,329,047
Fosun International Ltd.	615,000	701,266
Geely Automobile Holdings Ltd.	388,000	813,940
GF Securities Co. Ltd., Class H	306,400	367,694
Great Wall Motor Co. Ltd., Class H	1,057,000	1,031,882
Gree Electric Appliances, Inc. of Zhuhai, Class A	42,900	349,615
Guangzhou R&F Properties Co. Ltd., Class H	458,000	528,608
Haitong Securities Co. Ltd., Class H*	695,200	646,766
Hangzhou Hikvision Digital Technology Co. Ltd., Class A	147,900	784,158
Hangzhou Robam Appliances Co. Ltd., Class A	223,215	1,225,456
Hangzhou Tigermed Consulting Class H	5,200	67,094
Hengan International Group Co. Ltd.	93,000	780,838
Huazhu Group Ltd. ADR[1]	23,734	814,788
Industrial & Commercial Bank of China Ltd., Class H	1,002,000	587,113
JD.com, Inc., ADR*	41,584	2,652,643
Jiangsu Hengrui Medicine Co. Ltd., Class A	68,696	929,701
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., Class A	61,400	1,189,004
Jiangxi Copper Co. Ltd., Class H	495,000	591,642
JOYY, Inc., ADR*	16,111	1,285,980
Kunlun Energy Co. Ltd.	788,000	660,164
Kweichow Moutai Co. Ltd., Class A	7,800	1,875,960
Lenovo Group Ltd.	1,218,000	734,267
Li Auto, Inc., ADR*	24,057	384,912
Meituan Dianping, Class B*	121,745	3,012,761
Midea Group Co. Ltd., Class A	393,700	4,043,635
NetEase, Inc., ADR	10,733	4,920,222
New China Life Insurance Co. Ltd., Class H	95,200	372,507
Offshore Oil Engineering Co. Ltd., Class A	929,277	641,143
People's Insurance Co. Group of China Ltd./The, Class H	2,027,000	659,505
PICC Property & Casualty Co. Ltd., Class H	726,000	573,715
Ping An Insurance Group Co. of China Ltd., Class H	600,500	6,336,008
Sangfor Technologies, Inc., Class A	44,997	1,379,778
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	196,000	499,129
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	362,700	644,851
Shenzhen International Holdings Ltd.	301,000	491,214
Shenzhen Sunway Communication Co. Ltd., Class A	188,897	1,502,217
Shenzhou International Group Holdings Ltd.	149,000	1,779,764
Shimao Group Holdings Ltd.	121,000	513,443
Sinotruk Hong Kong Ltd.	175,500	547,675
TAL Education Group, ADR*	23,291	1,820,657

PACE International Emerging Markets Equity Investments

Portfolio of investments—July 31, 2020

	Number of shares	Value
Common stocks—(continued)
China—(concluded)
Tencent Holdings Ltd.	326,202	$22,376,855
Tencent Music Entertainment Group, ADR*	157,711	2,545,456
Tingyi Cayman Islands Holding Corp.	824,000	1,536,098
Travelsky Technology Ltd., Class H	608,000	1,169,479
Wens Foodstuffs Group Co. Ltd., Class A	292,267	995,109
Yanzhou Coal Mining Co. Ltd., Class H	822,000	642,543
YiChang HEC ChangJiang Pharmaceutical Co. Ltd., Class H2	304,000	457,227
Yum China Holdings, Inc.	12,406	635,683
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd., Class A	54,400	1,592,505
Zhejiang Huayou Cobalt Co. Ltd., Class A*	208,756	1,282,163
Zhejiang NHU Co. Ltd., Class A	347,521	1,465,678
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class H*	484,000	499,002
		135,287,106
Czech Republic—0.1%
Komercni banka A.S.*	15,017	348,296
Egypt—0.1%
Commercial International Bank Egypt SAE	85,215	335,391
Germany—0.5%
Delivery Hero SE*,2	15,842	1,818,526
Ghana—0.1%
Tullow Oil PLC[1]	1,092,745	365,405
Greece—0.4%
Alpha Bank AE*	411,255	258,623
Eurobank Ergasias Services and Holdings SA, Class A*	941,426	402,315
Hellenic Telecommunications Organization SA	27,886	410,302
OPAP SA	39,441	357,291
		1,428,531
Hong Kong—0.4%
Kingboard Laminates Holdings Ltd.	558,000	627,736
WH Group Ltd. [2]	1,078,500	960,034
		1,587,770
Hungary—0.3%
MOL Hungarian Oil & Gas PLC*	79,987	471,182
OTP Bank Nyrt*	17,671	632,920
		1,104,102
India—10.2%
Amara Raja Batteries Ltd.	54,804	517,880
Asian Paints Ltd.	51,130	1,170,666
Bajaj Auto Ltd.	12,155	487,592
Bajaj Finance Ltd.	17,053	740,419
Britannia Industries Ltd.	17,141	874,842
Cipla Ltd.	52,082	500,723
Dabur India Ltd.	982	6,741
Dr Reddy's Laboratories Ltd.	10,151	614,735
Federal Bank Ltd.*	501,505	360,370
HCL Technologies Ltd.	144,902	1,362,340
	Number of shares	Value
Common stocks—(continued)
India—(concluded)
HDFC Bank Ltd.	142,471	$1,967,977
Hindalco Industries Ltd.	307,477	672,446
Hindustan Unilever Ltd.	31,886	940,612
Housing Development Finance Corp. Ltd.	141,170	3,357,370
ICICI Lombard General Insurance Co. Ltd.[2]	51,382	894,041
IDFC Bank Ltd.*	952,075	337,087
Indiabulls Housing Finance Ltd.	138,619	350,855
Infosys Ltd.	264,837	3,405,311
Infosys Ltd., ADR	96,178	1,235,887
Ipca Laboratories Ltd.	19,738	495,881
Maruti Suzuki India Ltd.	10,213	853,603
Max Financial Services Ltd.*	68,876	513,552
Motherson Sumi Systems Ltd.	1,052,815	1,333,791
REC Ltd.	415,784	555,550
Reliance Industries Ltd.	286,128	7,913,036
Reliance Industries Ltd.	10,216	160,766
SBI Cards & Payment Services Ltd.	52,693	512,006
Tata Consultancy Services Ltd.	28,208	856,977
Tech Mahindra Ltd.	101,901	924,703
United Spirits Ltd.*	88,431	686,030
UPL Ltd.*	288,690	1,842,259
		36,446,048
Indonesia—1.5%
Bank Central Asia Tbk. PT	1,130,700	2,421,927
Bank Rakyat Indonesia Persero Tbk. PT	3,553,200	771,809
Telekomunikasi Indonesia Persero Tbk. PT	9,953,700	2,076,142
		5,269,878
Kazakhstan—0.1%
Halyk Savings Bank of Kazakhstan JSC	25,553	285,175
NAC Kazatomprom JSC	9,612	139,761
		424,936
Macau—0.3%
Galaxy Entertainment Group Ltd.	90,200	615,140
Sands China Ltd.	104,800	399,583
		1,014,723
Malaysia—0.4%
AMMB Holdings Bhd.	11,900	8,153
Supermax Corp. Bhd*	80,400	353,087
Top Glove Corp. Bhd.	199,200	1,220,166
		1,581,406
Mexico—1.3%
Fibra Uno Administracion SA de CV	724,408	584,279
Grupo Aeroportuario del Centro Norte SAB de CV*	96,332	396,972
Grupo Aeroportuario del Pacifico SAB de CV, Class B	183,500	1,218,084
Grupo Bimbo SAB de CV, Series A	357,369	643,762
Grupo Financiero Banorte SAB de CV, Class O*	146,506	525,986
Wal-Mart de Mexico SAB de CV	465,800	1,093,180
		4,462,263
Peru—0.6%
Credicorp Ltd.	15,365	1,953,967

PACE International Emerging Markets Equity Investments

Portfolio of investments—July 31, 2020

	Number of shares	Value
Common stocks—(continued)
Philippines—0.2%
SM Prime Holdings, Inc.	946,000	$580,077
Poland—0.5%
CD Projekt SA*	4,583	491,753
KGHM Polska Miedz SA*	21,634	728,327
Polski Koncern Naftowy ORLEN SA	34,039	484,670
		1,704,750
Romania—0.0%†
Societatea Nationala de Gaze Naturale ROMGAZ SA, GDR	16,940	115,192
Russia—3.6%
Gazprom PJSC, ADR[3,4]	249,516	1,206,192
Gazprom PJSC, ADR	215,604	1,056,460
LUKOIL PJSC, ADR[3]	13,698	937,902
LUKOIL PJSC, ADR[3,4]	15,942	1,081,431
MMC Norilsk Nickel PJSC, ADR	27,694	723,417
Mobile TeleSystems PJSC ADR	49,666	440,041
Sberbank of Russia PJSC, ADR*	11,040	131,597
Sberbank of Russia PJSC, ADR*	121,789	1,445,185
Severstal PAO, GDR	41,418	504,405
Yandex N.V., Class A*,1	92,072	5,297,823
		12,824,453
Singapore—0.2%
IGG, Inc.	596,000	583,915
South Africa—3.5%
African Rainbow Minerals Ltd.	44,455	507,542
AngloGold Ashanti Ltd., ADR	56,461	1,817,480
Aspen Pharmacare Holdings Ltd.*	52,746	408,058
Bid Corp. Ltd.	50,900	839,530
Bidvest Group Ltd./The	102,360	790,132
Capitec Bank Holdings Ltd.	19,297	998,450
Clicks Group Ltd.	67,604	902,189
Exxaro Resources Ltd.	70,276	554,385
FirstRand Ltd.	597,155	1,360,056
Growthpoint Properties Ltd.	848,847	661,283
Impala Platinum Holdings Ltd.	69,536	620,749
Naspers Ltd., N Shares	6,319	1,149,750
Northam Platinum Ltd.*	77,950	615,307
Old Mutual Ltd.	1,013,376	680,472
RMB Holdings Ltd.	161,291	12,845
Sibanye Stillwater Ltd.*	149,377	422,557
		12,340,785
South Korea—9.3%
AMOREPACIFIC Group	8,414	376,871
CJ Corp.	6,680	462,493
Daelim Industrial Co. Ltd.	6,528	459,165
DoubleUGames Co. Ltd.	8,003	512,012
Douzone Bizon Co. Ltd.	12,635	1,114,041
GS Retail Co. Ltd.	10,944	315,858
Hana Financial Group, Inc.	30,211	749,692
Hite Jinro Co. Ltd.	10,134	354,472
Hyundai Mobis Co. Ltd.	3,219	557,005
Hyundai Motor Co.	8,600	917,282
	Number of shares	Value
Common stocks—(continued)
South Korea—(concluded)
Hyundai Wia Corp.	10,099	$323,135
Industrial Bank of Korea	69,670	475,394
Kakao Corp.	3,644	1,057,180
KB Financial Group, Inc.	24,701	731,033
Korea Zinc Co. Ltd.	862	299,741
LG Chem Ltd.	874	418,506
LG Household & Health Care Ltd.	2,010	2,318,190
LG Innotek Co. Ltd.	4,309	584,876
LG Uplus Corp.	55,506	534,321
Lotte Shopping Co. Ltd.	5,895	386,415
NAVER Corp.	15,189	3,858,791
NCSoft Corp.	1,650	1,124,303
Samsung Electro-Mechanics Co. Ltd.	11,385	1,346,863
Samsung Electronics Co. Ltd.	175,625	8,583,468
Samsung Fire & Marine Insurance Co. Ltd.	3,216	462,911
Samyang Foods Co. Ltd.	4,040	404,843
SFA Engineering Corp.	19,645	582,195
Shinhan Financial Group Co. Ltd.	62,180	1,560,297
SK Hynix, Inc.	14,819	1,037,571
SK Materials Co. Ltd.	2,993	616,776
Soulbrain Holdings Co. Ltd.	7,774	625,757
		33,151,457
Taiwan—12.9%
ASE Technology Holding Co. Ltd.	449,000	1,150,325
Casetek Holdings Ltd.	154,000	365,617
Chailease Holding Co. Ltd.	106,840	447,125
China Life Insurance Co. Ltd.	487,487	338,103
Compeq Manufacturing Co. Ltd.	328,000	543,710
CTBC Financial Holding Co. Ltd.	657,934	435,712
E Ink Holdings, Inc.	238,000	332,448
E. Sun Financial Holding Co. Ltd.	1,364,125	1,262,233
Elan Microelectronics Corp.	75,000	403,040
Formosa Taffeta Co. Ltd.	322,000	332,116
Globalwafers Co. Ltd.	75,281	1,077,629
Hiwin Technologies Corp.	93,000	980,829
HON HAI Precision Industry Co. Ltd.	340,000	908,693
Makalot Industrial Co. Ltd.	69,000	425,556
MediaTek, Inc.	222,469	5,312,127
Micro-Star International Co. Ltd.	91,000	404,840
Pixart Imaging, Inc.	90,000	612,641
Powertech Technology, Inc.	139,000	464,353
President Chain Store Corp.	7,100	67,820
SinoPac Financial Holdings Co. Ltd.	1,057,000	384,226
Synnex Technology International Corp.	298,000	445,125
Taiwan Semiconductor Manufacturing Co. Ltd.	989,231	14,396,870
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	119,904	9,459,227
Tripod Technology Corp.	106,000	460,131
Uni-President Enterprises Corp.	913,000	2,228,316
Unimicron Technology Corp.	285,000	626,105
Win Semiconductors Corp.	102,000	1,099,937
Wistron Corp.	466,755	546,893
Yageo Corp.	43,000	570,984
		46,082,731

PACE International Emerging Markets Equity Investments

Portfolio of investments—July 31, 2020

	Number of shares	Value
Common stocks—(concluded)
Thailand—0.8%
Airports of Thailand PCL	770,300	$1,272,202
Charoen Pokphand Foods PCL	425,800	461,403
Minor International PCL, NVDR*	975,119	571,013
Thanachart Capital PCL, NVDR	382,000	426,813
		2,731,431
Turkey—1.3%
Arcelik A.S.*	177,229	587,034
BIM Birlesik Magazalar A.S.	42,081	429,620
Coca-Cola Icecek A.S.	75,402	484,944
Tekfen Holding A.S.	151,925	331,741
Turk Hava Yollari AO*	366,505	557,010
Turkiye Garanti Bankasi A.S.*	413,966	416,112
Turkiye Halk Bankasi A.S.*	515,482	408,298
Turkiye Is Bankasi A.S Class C*	796,111	548,006
Turkiye Sise ve Cam Fabrikalari A.S.	557,676	460,771
Vestel Elektronik Sanayi ve Ticaret A.S.*	209,462	525,793
		4,749,329
United Kingdom—0.9%
KAZ Minerals PLC	127,938	892,031
Mondi PLC	57,821	1,024,165
Unilever N.V.	12,385	731,833
Unilever PLC	8,370	498,392
		3,146,421
United States—0.1%
Micron Technology, Inc.*	8,245	412,704
Vietnam—0.3%
Hoa Phat Group JSC	852,696	798,971
Vincom Retail JSC*	244,850	265,576
		1,064,547
Zambia—0.8%
First Quantum Minerals Ltd.	355,824	3,007,150
Total common stocks (cost—$283,550,495)		340,615,861
Preferred stocks—1.5%
Brazil—0.9%
Banco do Estado do Rio Grande do Sul SA, Class B	156,400	427,536
Itausa SA	645,430	1,320,171
Lojas Americanas SA	80,700	527,527
Telefonica Brasil SA	72,900	735,771
		3,011,005
	Number of shares	Value
Preferred stocks (concluded)
South Korea—0.6%
Samsung Electronics Co. Ltd.	52,392	$2,188,298
Total preferred stocks (cost—$5,777,053)		5,199,303
Exchange traded funds—1.0%
iShares MSCI Emerging Markets ETF (cost—$3,436,268)	84,951	3,677,529
	Number of rights
Rights—0.0%†
Brazil—0.0%†
B2W Cia Digital* (cost—$0)	1,266	1,699
	Number of shares
Short-term investments—1.5%
Investment companies—1.5%
State Street Institutional U.S. Government Money Market Fund, 0.09%[5] (cost—$5,318,225)	5,318,225	5,318,225
Investment of cash collateral from securities loaned—0.9%
Money market funds—0.9%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.12%[5] (cost—$3,318,227)	3,318,227	3,318,227
Total investments (cost—$301,400,268)—100.6%		358,130,844
Liabilities in excess of other assets—(0.6)%		(2,027,703)
Net assets—100.0%		$356,103,141

For a listing of defined portfolio acronyms, counterparty acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 267.

PACE International Emerging Markets Equity Investments

Portfolio of investments—July 31, 2020

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2020 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$83,460,842	$257,155,019	$—	$340,615,861
Preferred stocks	3,011,005	2,188,298	—	5,199,303
Exchange traded funds	3,677,529	—	—	3,677,529
Rights	1,699	—	—	1,699
Short-term investments	—	5,318,225	—	5,318,225
Investment of cash collateral from securities loaned	—	3,318,227	—	3,318,227
Total	$90,151,075	$267,979,769	$—	$358,130,844

At July 31, 2020, there were no transfers in or out of Level 3.

Portfolio footnotes

*  Non-income producing security.

†  Amount represents less than 0.05% or (0.05)%.

1  Security, or portion thereof, was on loan at the period end.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $4,525,958, represented 1.3% of the Portfolio's net assets at period end.

3  Security is traded on the Turquoise Exchange.

4  Security is traded on the over-the-counter ("OTC") market.

5  Rates shown reflect yield at July 31, 2020.

See accompanying notes to financial statements

PACE Global Real Estate Securities Investments

Performance

For the 12-months ended July 31, 2020, the Portfolio's Class P shares returned -16.85% before the deduction of the maximum PACE Select program fee.1 In comparison, the FTSE EPRA/NAREIT Developed Index (the "benchmark") returned -13.40%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 230. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Subadvisor's comments2

The Portfolio underperformed its benchmark during the reporting period. This was primarily driven by positions in the US retail, US hotels and US office sectors. Conversely, the Portfolio realized positive performance from positions in the US net lease and data centers sectors, as well as from an underweight exposure to retail (excluding the UK).

We maintained an underweight exposure to retail on a global basis within the Portfolio. However, we held an overweight position to a UK-based retail company, which we believed presented a significant value opportunity, as the company was trading at a significant discount to global retail peers (as well as to private-market values). Government-mandated closures related to COVID-19 led to significant underperformance from this company.

The US hotel sector has clearly been heavily impacted by COVID-19 in the near term, but we believe the sector is undervalued as we take a longer-term view and look forward to an eventual recovery in travel. The sector has underperformed in recent months as travel ground to a halt, but we see long-term value in the space.

Within the US office sector, underweight exposure to an outperforming company focused on pharmaceutical and biotechnology tenants detracted from results. Overweight allocations to select companies focused on coastal markets was also a headwind for relative returns.

On the upside, the Portfolio benefited from an overweight exposure to US net lease companies with high credit-quality tenants. We also experienced positive returns within data centers, where an overweight exposure and positive security selection contributed to returns, particularly in the first and second quarters of 2020. These stocks benefited from increased data needs amid the COVID-19 pandemic.

The Portfolio also realized positive relative returns within the industrial sector. Outside the US we benefited from overweight industrial positions in Japan and Canada. Overall, we benefitted from an underweight exposure to industrial in the US. At the end of the period, however, we maintained overweight exposure amid positive tailwinds for the sector.

The Portfolio did not utilize derivatives during the reporting period.

PACE Select Advisors Trust –
PACE Global Real Estate Securities Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisor:

Brookfield Public Securities Group LLC (f/k/a Brookfield Investment Management Inc.) ("Brookfield")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Fred Lee, CFA, Gina Toth, CFA, Ned Sienko, Vincent Russo and Mayoor Joshi

Brookfield: Jason Baine and Bernhard Krieg

Objective:

Total Return

Investment process:

The subadvisor utilizes a strategy that involves achieving total returns by investing in a diversified portfolio of global securities of companies primarily in the real estate industry.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  Performance is discussed on a gross-of-fees basis—meaning that no fees or expenses are reflected when discussed at the level of a subadvisor's sleeve (or subadvisors' sleeves, if applicable). Alternatively, performance at the overall Portfolio level is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Global Real Estate Securities Investments

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

Special considerations

The Portfolio may be appropriate for long-term investors seeking to diversify a portion of their assets into real estate related investments. Investors should be willing to withstand short-term fluctuations in the equity and real estate markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the companies or issuers in whose securities the Portfolio invests. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social, and economic developments abroad, and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging market issuers than for issuers in more developed countries. There are certain risks associated with investing in real estate-related investments, including sensitivity to economic downturns, interest rates, declines in property values and variation in property management.

PACE Global Real Estate Securities Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/20	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(17.00)%	(0.30)%	5.00%
Class P2	(16.85)	(0.04)	5.26
After deducting maximum sales charge
Class A1	(21.56)	(1.43)	4.40
FTSE EPRA Nareit Developed Index[3]	(13.40)	2.09	6.49

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 06/30/20	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(19.04)%	(0.10)%	5.76%
Class P2	(18.87)	0.16	6.04
After deducting maximum sales charge
Class A1	(23.47)	(1.21)	5.17

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 27, 2019 prospectuses, were as follows: Class A—1.56% and 1.45%; and Class P—1.57% and 1.20% Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2020 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.45%; and Class P—1.20% The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

3  The FTSE EPRA Nareit Developed Index is designed to measure the stock performance of companies engaged in certain real estate activities of the North American, UK, European and Asian real estate markets. Relevant real estate activities are defined as the ownership, trading and development of income-producing real estate. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

PACE Global Real Estate Securities Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE Global Real Estate Securities Investments Class P shares versus the FTSE EPRA Nareit Developed Index over the 10 years ended July 31, 2020. Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE Global Real Estate Securities Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE Global Real Estate Securities Investments

*  The performance graph has been changed from Class A to Class P as Class P shares hold the most assets out of the Portfolio.

PACE Global Real Estate Securities Investments

Portfolio statistics—July 31, 2020 (unaudited)

Top ten equity holdings[1]	Percentage of net assets
Prologis, Inc.	7.9%
Vonovia SE	3.1
Welltower, Inc.	2.9
Dexus	2.9
Digital Realty Trust, Inc.	2.6
AvalonBay Communities, Inc.	2.6
Mitsui Fudosan Co. Ltd.	2.6
Mid-America Apartment Communities, Inc.	2.4
Physicians Realty Trust	2.4
Duke Realty Corp.	2.4
Total	31.8%
Top five issuer breakdown by country or territory of origin[1]	Percentage of net assets
United States	55.3%
Japan	10.1
Hong Kong	6.4
Germany	6.1
United Kingdom	5.6
Total	83.5%

1  The Portfolio is actively managed and its composition will vary over time.

PACE Global Real Estate Securities Investments

Industry diversification—(unaudited)

As a percentage of net assets as of July 31, 2020

Common stocks
Apartments	10.0%
Diversified	20.4
Health care	8.4
Hotels	5.6
Hotels & motels	2.6
Manufactured homes	1.4
Office property	10.4
Real estate management/service	8.0
Real estate operations/development	12.4
Regional malls	1.3
Shopping centers	2.4
Single Tenant	1.5
Warehouse/industrial	15.4
Total common stocks	99.8
Short-term investments	0.7
Investment of cash collateral from securities loaned	1.1
Total investments	101.6
Liabilities in excess of other assets	(1.6)
Net assets	100.0%

PACE Global Real Estate Securities Investments

Portfolio of investments—July 31, 2020

	Number of shares	Value
Common stocks—99.8%
Australia—3.9%
Dexus	424,231	$2,575,241
Mirvac Group	561,493	835,562
		3,410,803
Canada—3.4%
Allied Properties REIT	43,600	1,305,608
Boardwalk REIT	31,008	709,078
Granite REIT	13,286	772,690
InterRent REIT	18,788	191,604
		2,978,980
France—2.3%
Gecina SA	6,963	903,256
Unibail-Rodamco-Westfield[1]	21,838	1,145,236
		2,048,492
Germany—6.1%
Alstria Office REIT-AG*	42,071	629,341
Deutsche Wohnen SE	41,535	2,020,945
Vonovia SE	41,398	2,675,794
		5,326,080
Hong Kong—6.4%
CK Asset Holdings Ltd.	219,222	1,217,267
Hang Lung Properties Ltd.	439,766	1,078,904
Sun Hung Kai Properties Ltd.	136,965	1,665,740
Swire Properties Ltd.	404,128	933,936
Wharf Real Estate Investment Co. Ltd.[1]	200,802	710,208
		5,606,055
Japan—10.1%
Daiwa Office Investment Corp.	152	796,882
GLP J-Reit	973	1,622,895
Invesco Office J-Reit, Inc.	8,775	1,035,261
Japan Hotel REIT Investment Corp.	2,080	754,497
LaSalle Logiport REIT	577	1,050,610
MCUBS MidCity Investment Corp.	2,169	1,413,304
Mitsui Fudosan Co. Ltd.	144,991	2,266,784
		8,940,233
Singapore—4.3%
City Developments Ltd.	281,704	1,687,017
Keppel DC REIT	464,550	1,009,633
Keppel REIT	1,341,737	1,079,796
		3,776,446
Spain—0.9%
Merlin Properties Socimi SA	97,300	805,011
Sweden—1.5%
Hufvudstaden AB, Class A	101,549	1,318,780
	Number of shares	Value
Common stocks—(concluded)
United Kingdom—5.6%
Capital & Counties Properties PLC	614,205	$1,124,185
Derwent London PLC	48,658	1,830,638
Tritax Big Box REIT PLC	1,018,285	2,013,745
		4,968,568
United States—55.3%
Apple Hospitality REIT, Inc.	79,001	696,789
AvalonBay Communities, Inc.	15,093	2,311,040
Boston Properties, Inc.	15,893	1,415,907
Camden Property Trust	21,300	1,934,253
Cousins Properties, Inc.	55,799	1,714,145
CyrusOne, Inc.	22,126	1,845,751
Digital Realty Trust, Inc.	14,400	2,311,776
Douglas Emmett, Inc.	28,688	835,968
Duke Realty Corp.	51,779	2,080,998
Equinix, Inc.	1,314	1,032,121
Essex Property Trust, Inc.	7,042	1,554,451
Four Corners Property Trust, Inc.	40,563	1,022,188
Healthpeak Properties, Inc.	42,739	1,166,347
Host Hotels & Resorts, Inc.	166,392	1,793,706
Hudson Pacific Properties, Inc.	36,300	855,591
Kilroy Realty Corp.	14,807	862,804
MGM Growth Properties LLC, Class A	62,844	1,718,155
Mid-America Apartment Communities, Inc.	17,876	2,130,641
National Retail Properties, Inc.	36,482	1,293,287
Pebblebrook Hotel Trust	59,712	632,947
Physicians Realty Trust	115,370	2,081,275
Prologis, Inc.	65,746	6,930,943
Regency Centers Corp.	24,000	984,720
Rexford Industrial Realty, Inc.	25,031	1,174,705
Simon Property Group, Inc.	18,635	1,161,892
Sun Communities, Inc.	8,152	1,222,229
Ventas, Inc.	39,500	1,515,220
VICI Properties, Inc.	86,936	1,887,381
Welltower, Inc.	48,512	2,598,303
		48,765,533
Total common stocks (cost—$92,720,790)		87,944,981
Short-term investments—0.7%
Investment companies—0.7%
State Street Institutional U.S. Government Money Market Fund, 0.09%[2] (cost—$618,996)	618,996	618,996
Investment of cash collateral from securities loaned—1.1%
Money market funds—1.1%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.12%[2] (cost—$963,819)	963,819	963,819
Total investments (cost—$94,303,605)—101.6%		89,527,796
Liabilities in excess of other assets—(1.6)%		(1,354,873)
Net assets—100.0%		$88,172,923

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 267.

PACE Global Real Estate Securities Investments

Portfolio of investments—July 31, 2020

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2020 in valuing the Portfolio's investments. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in a Portfolio of investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$51,744,513	$36,200,468	$—	$87,944,981
Short-term investments	—	618,996	—	618,996
Investment of cash collateral from securities loaned	—	963,819	—	963,819
Total	$51,744,513	$37,783,283	$—	$89,527,796

At July 31, 2020, there were no transfers in or out of Level 3.

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at the period end.

2  Rates shown reflect yield at July 31, 2020.

See accompanying notes to financial statements.

PACE Alternative Strategies Investments

Performance

For the 12-months ended July 31, 2020, the Portfolio's Class P shares returned 4.46% before the deduction of the maximum PACE Select program fee.1 In comparison, the FTSE Three-Month US Treasury Bill Index (the "benchmark") returned 1.36%, the Bloomberg Barclays Global Aggregate Index returned 7.85%, the MSCI World Index (net) returned 7.23%, the HFRI Fund of Funds Composite Index (net) returned 2.55%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 239. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Investment Manager's comments2,3

The Portfolio outperformed its benchmark during the reporting period. This was primarily driven by allocations to equity-hedged strategies and a tactical currency strategy. After producing positive returns from July 2019 onward into calendar year-end, equity markets plunged in the first quarter of 2020 in response to the global coronavirus pandemic and concerns about the economic impact of widespread business closures and personal movement restrictions. Investors were also concerned about an ill-timed oil price war that was concurrent with an oil supply glut resulting from the pandemic-related shutdown. Following the swift global policy response to support individuals and economies during the crisis, equity markets began to recover, with technology stocks leading the way.

Equity hedged strategies benefited from having exposure to equities in general but also from stock selection, particularly since the end of the first quarter of 2020 as many strategies sought to reposition themselves based on the opportunities presented by the pandemic-related sell-off. Of particular note was the strong performance of a long/short equity strategy that focuses on small- and mid-cap stocks and an allocation to a market neutral strategy. Key contributors to the performance of the long/short equity strategy included long exposure to a furniture and home furnishings retailer with a strong online/catalog business and short exposure to a major aerospace manufacturer that came under pressure as the demand for commercial aircraft declined due to the pandemic. Performance drivers for the market neutral strategy were diverse across many sectors, with notable contributions coming from the consumer discretionary sector, and several sectors related to the strategy's US housing recovery theme.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  A long position in a security is implemented by purchasing a security with the expectation that it will rise in value. A short position in a security may be taken when an investor believes that a security, or investment, is overpriced and expects it to fall in value. A short position is typically implemented by first borrowing the investment and then selling it. The investor then seeks to buy the investment at a later date ideally at a lower price to replace the security that had been borrowed, thereby earning a profit on the transaction.

3  Performance is discussed on a gross-of-fees basis—meaning that no fees or expenses are reflected when discussed at the level of a subadvisor's sleeve (or subadvisors' sleeves, if applicable). Alternatively, performance at the overall Portfolio level is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust –
PACE Alternative Strategies Investments

Investment Manager and Portfolio Sleeve Advisor:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisors:

Wells Capital Management Incorporated (f/k/a Analytic Investors, LLC) ("WellsCap"); First Quadrant L.P. ("First Quadrant");
Standard Life Investments (Corporate Funds) Limited ("Aberdeen Standard Investments") (Terminated
effective 7/31/2020);
Sirios Capital Management, L.P. ("Sirios");

Aviva Investors Americas, LLC ("Aviva");

PCJ Investment Counsel LTD ("PCJ")

Kettle Hill Capital Management, LLC ("Kettle Hill")

Magnetar Asset Management, LLC ("Magnetar") (Effective February 14, 2020);
DLD Asset Management, L.P. ("DLD") (Effective February 14, 2020)

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Gina Toth, CFA, Fred Lee CFA, and Russell Sinder

WellsCap: Dennis Bein, David Krider and Harindra de Silva;

First Quadrant: Dori Levanoni and Jeppe Ladekarl;

(continued on next page)

PACE Alternative Strategies Investments

Investment Manager's comments – concluded

The tactical currency strategy performed well in both up and down equity markets over the period, and produced particularly strong gains when equity markets were stressed in early 2020. The strongest contributor was short positioning in the Norwegian krone, which was particularly successful during the first quarter of 2020. The strategy tactically traded positons in that currency and benefited as the currency devalued along with oil prices but also as it later recovered since the strategy moved to neutralize its position after the strategy's models no longer found the currency to be overvalued. Thematically, the strategy had success across a broad variety of identified drivers, with several components to their models adding value. For example, the strategy's investment flow ideas fared the best in the last four months of 2019, whereas its macroeconomic models shined during the equity downturn in early 2020, and its behavioral biases models did well as volatility stabilized, anticipating how behavior would shift as the risk environment became more constructive.

An allocation to a global macro strategy also added to performance for the period. The strategy benefited from defensive positioning during the first quarter of 2020 such as a long US vs German interest rates position and a long position in the 30-year US Treasury, along with certain equity positions with the US and Swiss markets. The main detractor for the period was the strategy's exposure to US inflation, which declined over the period.

Allocations to a merger arbitrage strategy detracted from performance for the period. The primary detractors from returns were merger and acquisition (M&A) deals that were announced prior to the pandemic-related shutdowns where acquirers either positioned for price cuts in deal terms through threatened and actualized litigation or withdrew their tender offers completely.

There is significant use of derivatives in the Fund, including but not limited to options, futures, forwards, and swaps. Derivatives were used for risk management and efficient implementation purposes. In general, derivatives were used in the Portfolio to gain economic exposure and for hedging or risk management purposes mostly across currencies, fixed income and equity markets. Derivatives are the primary instrument to implement currency strategies because of their high degree of liquidity, low cost and trading efficiency. The instruments utilized in the Portfolio over the period primarily included currency forwards, both deliverable and non-deliverable, swaps and options across equities, fixed income and currencies.

Portfolio Management
Team (concluded)

Aberdeen Standard Investments (Terminated effective 7/31/2020): Neil Richardson, Adam Rudd, CFA, Katy Forbes, Scott Smith, CFA, and David Sol;

Magnetar: Devin Dallaire

DLD: Sudeep Duttaroy and Mark Friedman

Aviva: Peter Fitzgerald, James McAlevey and Mark Robertson
PCJ: Nereo Piticco, Adam Posman, Heiki Altosaar, Kevin Kingsley and Jenny Yan

Kettle Hill: Andrew Y. Kurita

UBS AM sleeve: Mabel Lung, Gina Toth, Fred Lee, and Russell Sinder;

Sirios: John F. Brennan, Jr.

Objective:

Long-term capital appreciation

PACE Alternative Strategies Investments

Investment process

The main strategies of the subadvisors include:

• An "opportunistic strategy" in which UBS AM allocates a portion of the fund's assets primarily to unaffiliated actively- and passively- managed pooled investment vehicles that UBS AM believes are suitable for return generation, risk management or both.

• A "long/short global equity" strategy in which the subadvisor buys securities "long" that the subadvisor believes will out-perform the market, and sells securities "short" that the subadvisor believes will underperform the market.

• A "currency strategy" that seeks to produce absolute return from investing in currency markets.

• A "global multi-asset strategy" that involves achieving a total return by delivering a diversified global portfolio that makes use of multiple strategies across various asset classes.

• A "managed futures strategy" in which the subadvisor takes both long and short positions in a portfolio of futures contracts, futures related instruments, forward contracts and swaps across different asset classes.

• A "liquid alternative long/short equity strategy" in which the subadvisor generally utilizes long positions that the subadvisor believes are attractively-valued, growth-oriented companies of mid to large capitalization and short positions that the subadvisor believes have deteriorating fundamentals or appear overvalued.

• A "global unconstrained multi-strategy" strategy that identifies and pursues diverse strategies across asset classes, sectors, currencies, interest rates, inflation and volatility that are expected to work well together whether markets are rising or falling.

• An "absolute return equity market neutral" strategy that aims to earn a positive absolute and attractive risk adjusted return while demonstrating low correlation with, and lower volatility than, traditional long only investment portfolios.

• A "diversified currency strategy" that seeks to produce absolute returns from a blend of a fundamental discretionary process and a fundamental systematic process by investing in developed market currency instruments.

• A "long/short US, small cap equity" strategy in which the subadvisor primarily buys securities of US small capitalization companies "long" that the subadvisor believes will out-perform the market, and sells securities of US small capitalization companies "short" that the subadvisor believes will underperform the market.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

Special considerations

The Portfolio may be appropriate for investors seeking long-term capital appreciation who are able to withstand short-term fluctuations in the equity markets and fixed income markets in return for potentially higher returns over the long term. The Portfolio may employ investment strategies that involve greater risks than the strategies used by many other mutual funds, including increased use of short sales (which involve the risk of an unlimited increase in the market value of the security sold short, which could result in a theoretically unlimited loss), leverage and derivative transactions, and hedging strategies. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the issuers of securities in which the Portfolio invests. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social and economic developments abroad, and due to decreases in foreign currency values relative to the US dollar. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Alternative Strategies Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/20	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	4.25%	0.91%	2.73%
Class Y2	4.56	1.20	3.00
Class P3	4.46	1.16	3.00
After deducting maximum sales charge
Class A1	(1.51)	(0.24)	2.15
FTSE Three-Month US Treasury Bill Index[4]	1.36	1.15	0.61
Bloomberg Barclays Global Aggregate Index[5]	7.85	4.16	2.79
MSCI World Index (net)[6]	7.23	7.52	9.61
HFRI Fund of Funds Composite Index (net)[7]	2.55	1.92	2.95

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 06/30/20	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	1.71%	0.62%	2.58%
Class Y2	2.02	0.90	2.82
Class P3	2.00	0.87	2.84
After deducting maximum sales charge
Class A1	(3.86)	(0.52)	2.00

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 27, 2019 prospectuses, were as follows: Class A—2.82% and 2.75%; Class Y—2.55% and 2.48%; and Class P—2.59% and 2.52% Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees through November 30, 2020 to the extent necessary to offset the cost savings to UBS AM for allocating a portion of the Portfolio's assets to other unaffiliated pooled investment vehicles and index futures. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Class A—1.88%; Class Y—1.63%; and Class P—1.63% The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses (pursuant to item (2)) to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed this expense cap and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The FTSE Three-Month US Treasury Bill Index is an unmanaged index reflecting monthly return equivalents of yield averages that are not marked to the market and an average of the last three 3-month T-bill month-end rates. 3-month T-bills are the short-term debt obligations of the US government. Investors should note that indices do not reflect the deduction of fees and expenses.

5  The Bloomberg Barclays Global Aggregate Index is an unmanaged broad-based, market capitalization-weighted index which is designed to measure the broad investment-grade global fixed income markets for US and non-US government, government-related, corporate and securitized sectors. Investors should note that indices do not reflect the deduction of fees and expenses.

6  The MSCI World Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

7  The HFRI Fund of Funds Composite Index is an index of Fund of Funds strategies which invest with multiple managers through funds or managed accounts. The strategy designs a diversified portfolio of managers with the objective of significantly lowering the risk (volatility) of vesting with an individual manager. The Fund of Funds manager has discretion in choosing which strategies to invest in for the portfolio. A manager may allocate funds to numerous managers within a single strategy, or with numerous managers in multiple strategies. The minimum investment in a Fund of Funds may be lower than an investment in an individual hedge fund or managed account. The investor has the advantage of diversification among managers and styles with significantly less capital than investing with separate managers. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to August 3, 2015, a 1% redemption fee was imposed on sales or exchanges of any class of shares of the Portfolio made during the specified holding period.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

PACE Alternative Strategies Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE Alternative Strategies Investments Class P shares versus the FTSE Three-Month US Treasury Bill Index, the Bloomberg Barclays Global Aggregate Index, the MSCI World Index (net) and the HFRI Fund of Funds Composite Index (net) over the 10 years ended July 31, 2020. Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE Alternative Strategies Investments is a professionally managed portfolio while the Indices are not available for investment and are unmanaged. The comparison is shown for illustration purposes only.

PACE Alternative Strategies Investments

PACE Alternative Strategies Investments

Portfolio statistics—July 31, 2020 (unaudited)

Top ten equity holdings (long holdings)[1]	Percentage of net assets
Lowe's Cos., Inc.	0.9%
Microsoft Corp.	0.7
Berkshire Hathaway, Inc., Class B	0.7
Apple, Inc.	0.6
Amazon.com, Inc.	0.6
Louisiana-Pacific Corp.	0.6
Alcon, Inc.	0.5
Canadian Pacific Railway Ltd.	0.5
JPMorgan Chase & Co.	0.4
Abbott Laboratories	0.4
Total	5.9%
Top ten equity holdings (short holdings)[1]	Percentage of net assets
Akamai Technologies, Inc.	(0.7)%
Match Group, Inc.	(0.7)
Home Depot, Inc./The	(0.4)
Anthem, Inc.	(0.4)
American Eagle Outfitters, Inc.	(0.4)
NIO, Inc., ADR	(0.4)
World Wrestling Entertainment, Inc., Class A	(0.3)
Bandwidth, Inc., Class A	(0.3)
Norwegian Cruise Line Holdings Ltd.	(0.3)
Carnival Corp.	(0.3)
Total	(4.2)%
Top ten long-term income holdings[1]	Percentage of net assets
Akamai Technologies, Inc., 0.125% due 05/01/25	1.1%
Match Group Financeco, Inc., 0.875% due 10/01/22	0.8
American Eagle Outfitters, Inc., 3.750% due 04/15/25	0.6
United States Steel Corp., 5.000% due 11/01/26	0.6
Air Canada, 4.000% due 07/01/25	0.5
Bandwidth, Inc., 0.250% due 03/01/26	0.5
NIO, Inc., 4.500% due 02/01/24	0.5
U.S. Treasury Bills, 0.152% due 09/10/20	0.4
World Wrestling Entertainment, Inc., 3.375%, due 12/15/23	0.4
Anthem, Inc., 2.750%, due 10/15/42	0.4
Total	5.8%
Top five issuer breakdown by country or territory of origin (long holdings)[1]	Percentage of net assets
United States	79.9%
Canada	6.5
Japan	2.5
France	1.6
Switzerland	1.0
Total	91.5%
Top five issuer breakdown by country or territory of origin (short holdings)[1]	Percentage of net assets
United States	(13.7)%
Canada	(5.9)
Japan	(1.1)
China	(0.4)
United Kingdom	(0.3)
Total	(21.4)%

1  The Portfolio is actively managed and its composition will vary over time.

PACE Alternative Strategies Investments

Industry diversification—(unaudited)

As a percentage of net assets as of July 31, 2020

Common stocks
Aerospace & defense	0.7%
Air freight & logistics	0.0	†
Airlines	0.4
Auto components	0.1
Automobiles	0.5
Banks	1.6
Beverages	0.6
Biotechnology	1.7
Building products	1.2
Capital markets	0.6
Chemicals	1.0
Commercial services & supplies	0.9
Communications equipment	0.4
Construction & engineering	0.1
Construction materials	0.1
Consumer finance	0.5
Containers & packaging	0.0	†
Distributors	0.0	†
Diversified consumer services	0.0	†
Diversified financial services	1.0
Diversified telecommunication services	0.6
Electric utilities	0.1
Electrical equipment	0.6
Electronic equipment, instruments & components	0.7
Energy equipment & services	0.0	†
Entertainment	0.9
Equity real estate investment trusts	1.9
Food & staples retailing	1.5
Food products	0.6
Gas utilities	0.0	†
Health care equipment & supplies	3.0
Health care providers & services	1.3
Health care technology	0.4
Hotels, restaurants & leisure	2.1
Household durables	0.7
Household products	0.3
Independent power and renewable electricity producers	0.4
Industrial conglomerates	0.2
Insurance	0.8
Interactive media & services	1.1
Internet & direct marketing retail	1.2
IT services	1.6
Leisure products	0.3
Common stocks—(concluded)
Life sciences tools & services	0.9%
Machinery	0.9
Media	0.5
Metals & mining	2.3
Multi-utilities	0.2
Multiline retail	0.2
Oil, gas & consumable fuels	1.5
Paper & forest products	1.3
Personal products	0.1
Pharmaceuticals	1.0
Professional services	0.9
Real estate management & development	0.5
Road & rail	1.2
Semiconductors & semiconductor equipment	3.0
Software	3.5
Specialty retail	2.3
Technology hardware, storage & peripherals	1.4
Textiles, apparel & luxury goods	0.4
Thrifts & mortgage finance	0.1
Trading companies & distributors	0.2
Transportation infrastructure	0.0	†
Wireless telecommunication services	0.2
Total common stocks	54.3
Preferred stocks
Aerospace & defense	0.0	†
Automobiles	0.1
Chemicals	0.0	†
Health care equipment & supplies	0.0	†
Total preferred stocks	0.1
Investment companies	5.3
Warrants	0.0	†
Corporate bonds
Advertising	0.0	†
Airlines	0.5
Auto manufacturers	0.5
Auto parts & equipment	0.0	†
Banks	0.0	†
Beverages	0.0	†
Biotechnology	0.3
Building materials	0.0	†
Chemicals	0.0	†

PACE Alternative Strategies Investments

Industry diversification—(unaudited) (continued)

As a percentage of net assets as of July 31, 2020

Corporate bonds—(concluded)
Commercial services	0.1%
Computers	0.0	†
Diversified financial services	0.1
Electric	0.0	†
Electrical components & equipment	0.0	†
Engineering & construction	0.3
Entertainment	0.0	†
Environmental control	0.0	†
Food	0.0	†
Food Service	0.0	†
Healthcare-products	0.3
Healthcare-services	0.6
Home builders	0.0	†
Household products/wares	0.0	†
Housewares	0.0	†
Insurance	0.0	†
Internet	1.0
Investment companies	0.0	†
Iron & steel	0.5
Leisure Time	0.7
Lodging	0.0	†
Media	0.9
Mining	0.1
Oil & gas	0.1
Oil & gas services	0.0	†
Packaging & containers	0.1
Pharmaceuticals	0.1
Pipelines	0.1
Real estate investment trusts	0.0	†
Retail	0.8
Software	1.7
Telecommunications	0.1
Toys/Games/Hobbies	0.0	†
Total corporate bonds	8.9
Short-term U.S. Treasury obligations	5.2
Short-term investments	25.2
Equity and foreign exchange options purchased
Call options	0.2
Put options	0.1
Total equity and foreign exchange options purchased	0.3
Investments sold short Common stocks
Aerospace & defense	(0.6)%
Airlines	(0.4)
Automobiles	(0.7)
Banks	(0.7)
Biotechnology	(0.6)
Capital markets	(0.4)
Chemicals	(0.2)
Commercial services & supplies	(0.1)
Communications equipment	(0.1)
Construction & engineering	(0.1)
Consumer finance	(0.0)†
Containers & packaging	(0.5)
Diversified financial services	(0.2)
Diversified telecommunication services	(0.6)
Electric utilities	(0.4)
Energy equipment & services	(0.1)
Entertainment	(0.5)
Equity real estate investment trusts	(0.9)
Food & staples retailing	(0.2)
Food products	(0.4)
Health care equipment & supplies	(0.4)
Health care providers & services	(0.5)
Hotels, restaurants & leisure	(1.8)
Household durables	(0.1)
Industrial conglomerates	(0.1)
Insurance	(0.2)
Interactive media & services	(0.7)
Internet & direct marketing retail	(0.1)
IT services	(0.8)
Leisure products	(0.1)
Machinery	(0.2)
Media	(0.5)
Metals & mining	(1.0)
Mortgage real estate investment	(0.1)
Multiline retail	(0.4)
Oil, gas & consumable fuels	(1.3)
Paper & forest products	(0.1)
Personal products	(0.1)
Pharmaceuticals	(0.5)
Real estate management & development	(0.0)†
Semiconductors & semiconductor equipment	(0.3)

PACE Alternative Strategies Investments

Industry diversification—(unaudited) (concluded)

As a percentage of net assets as of July 31, 2020

Investments sold short—(concluded) Common stocks—(concluded)
Software	(0.4)%
Specialty retail	(1.1)
Trading companies & distributors	(0.1)
Wireless telecommunication services	(0.4)
Corporate bonds
Iron & steel	(0.2)
Investment companies	(3.3)
Warrants	(0.0)†
Other assets in excess of liabilities	23.2
Net assets	100.0%

†  Amount represents less than 0.05% or (0.05)%.

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2020

	Number of shares	Value
Common stocks—54.3%
Australia—0.7%
BHP Group PLC	22,964	$496,560
Fortescue Metals Group Ltd.	56,950	708,868
Glencore PLC*	118,138	270,365
Kogan.com Ltd.	44,547	529,956
Qantas Airways Ltd.	168,674	386,730
Rio Tinto Ltd.	5,609	410,515
Rio Tinto PLC	6,469	393,782
		3,196,776
Austria—0.0%†
Erste Group Bank AG*	567	12,691
OMV AG*	275	8,685
		21,376
Belgium—0.1%
Ageas SA/N.V.	333	12,466
Galapagos N.V.*	686	127,370
Groupe Bruxelles Lambert SA	206	17,868
Proximus SADP	300	6,171
Solvay SA	141	10,943
UCB SA	994	127,721
Umicore SA	6,114	288,747
		591,286
Canada—6.0%
Advantage Oil & Gas Ltd.*,1	295,080	352,479
Agnico Eagle Mines Ltd.	4,000	425,480
Algonquin Power & Utilities Corp.[1]	51,860	715,497
Alimentation Couche-Tard, Inc., Class B [1]	15,180	527,552
ARC Resources Ltd.[1]	78,670	334,191
ATS Automation Tooling Systems, Inc.*,1	45,840	593,427
AutoCanada, Inc.[1]	15,690	164,578
B2Gold Corp.	99,600	690,050
Barrick Gold Corp.	27,800	803,418
Battle North Gold Corp.*,1	118,190	175,593
Birchcliff Energy Ltd.[1]	279,500	250,401
Boyd Group Services, Inc.[1]	5,060	738,875
Canadian Natural Resources Ltd.[1]	17,930	316,644
Canadian Pacific Railway Ltd.[1]	7,480	2,057,119
Capstone Mining Corp.*,1	76,010	60,152
Cenovus Energy, Inc.[1]	101,340	450,921
Constellation Software, Inc.	100	118,285
Descartes Systems Group, Inc./The*,1	18,140	1,021,268
ERO Copper Corp.*,1	12,980	156,212
European Residential Real Estate Investment Trust[1]	368,660	1,142,214
FirstService Corp.[1]	5,054	604,465
Freehold Royalties Ltd.[1]	185,500	495,793
GDI Integrated Facility Services, Inc.*,1	11,780	267,182
Goodfood Market Corp.*,2	20,760	110,662
Hardwoods Distribution, Inc.[1]	52,080	670,708
Interfor Corp.*,1	145,600	1,690,306
Kinaxis, Inc.*,1	3,120	473,783
Kinross Gold Corp.*	105,600	985,479
Kirkland Lake Gold Ltd.[1]	19,160	1,046,136
Liberty Gold Corp.*,1	111,240	182,708
Major Drilling Group International, Inc.*,1	78,100	355,093
	Number of shares	Value
Common stocks—(continued)
Canada—(concluded)
Maple Leaf Foods, Inc.	2,980	$65,542
Minto Apartment Real Estate Investment Trust [1]	31,300	435,576
Norbord, Inc.[1]	49,499	1,612,182
Northland Power, Inc.[1]	24,390	668,269
Novagold Resources, Inc.*	4,075	37,164
Pan American Silver Corp.	18,100	676,326
Pan American Silver Corp.[1]	21,400	799,504
Profound Medical Corp.*,1	10,880	173,014
Quisitive Technology Solutions, Inc.*,1	563,470	197,716
Restaurant Brands International, Inc.[1]	7,590	428,671
Sangoma Technologies Corp.*,1	205,700	368,569
Sleep Country Canada Holdings, Inc.[1,3]	10,170	145,855
Suncor Energy, Inc.[1]	56,970	896,157
TECSYS, Inc.[1]	9,070	202,127
Tourmaline Oil Corp.[1]	25,250	256,751
TransAlta Corp.[1]	168,484	1,101,885
Trisura Group Ltd.*,1	7,850	467,267
Troilus Gold Corp.*,1	157,530	168,179
Well Health Technologies Corp.*,1	125,790	349,352
Wesdome Gold Mines Ltd.*,1	15,600	159,675
		27,186,452
China—0.1%
NetEase, Inc., ADR	513	235,169
Prosus N.V.*	468	45,549
Yum China Holdings, Inc.	733	37,559
		318,277
Denmark—0.4%
Coloplast A/S, Class B	9,752	1,664,640
Genmab A/S*	224	77,102
		1,741,742
Finland—0.4%
Elisa Oyj	2,185	129,589
Fortum Oyj	836	16,968
Kesko Oyj, B Shares	517	10,963
Kone Oyj, Class B	5,601	444,768
Neles Oyj	247	3,523
Nokia Oyj, ADR	196,031	937,028
Orion Oyj, Class B	2,613	114,003
Stora Enso Oyj, R Shares	1,171	14,686
Wartsila Oyj Abp	940	7,862
		1,679,390
France—1.6%
Accor SA*	370	9,314
Air Liquide SA	802	131,913
Airbus SE*	16,130	1,180,651
Alstom SA*	368	20,506
Amundi SA*,3	429	32,639
Arkema SA	134	13,941
Atos SE*	186	15,905
AXA SA	5,862	117,613
BioMerieux	884	142,475
Bouygues SA*	10,748	379,690

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2020

	Number of shares	Value
Common stocks—(continued)
France—(concluded)
Bureau Veritas SA*	557	$12,254
Capgemini SE	1,067	138,384
Carrefour SA	25,431	404,173
Cie de Saint-Gobain*	8,613	318,638
Cie Generale des Etablissements Michelin SCA	2,520	260,987
Danone SA	1,747	116,932
Dassault Systemes SE	682	124,188
Eiffage SA*	191	16,692
Electricite de France SA	974	9,863
EssilorLuxottica SA*	902	120,142
Gecina SA	91	11,805
Getlink SE*	836	12,578
Hermes International	138	111,882
ICADE	5,711	375,852
Ingenico Group SA*	116	18,773
Kering SA	216	122,404
Klepierre SA	40,862	707,679
L'Oreal SA	371	124,518
Legrand SA	1,531	118,436
LVMH Moet Hennessy Louis Vuitton SE	265	115,233
Orpea*	99	12,630
Pernod Ricard SA	752	129,231
Peugeot SA*	35,077	563,853
Publicis Groupe SA	428	13,686
Remy Cointreau SA	835	133,916
Renault SA*	396	9,411
Rubis SCA	183	8,632
Safran SA*	2,416	256,946
Sanofi	1,171	122,952
Sartorius Stedim Biotech	484	151,387
Schneider Electric SE	3,702	424,484
SCOR SE*	327	8,416
Sodexho SA	163	11,249
Suez SA	749	9,878
Teleperformance	472	138,138
Thales SA	203	14,675
Ubisoft Entertainment SA*	194	16,203
Unibail-Rodamco-Westfield	265	13,897
Valeo SA	427	10,958
Worldline SA*,3	1,354	116,484
		7,453,086
Germany—0.8%
Aroundtown SA*	2,306	13,886
Bechtle AG	52	10,120
Beiersdorf AG	1,095	130,749
Brenntag AG	296	18,267
Carl Zeiss Meditec AG*	1,173	122,765
Commerzbank AG*	1,901	9,770
Corestate Capital Holding SA*	6,024	128,407
Covestro AG3	326	12,651
Delivery Hero SE*,3	1,053	120,875
Evonik Industries AG	369	9,969
GEA Group AG	283	10,215
Hannover Rueck SE	115	19,455
HeidelbergCement AG	283	15,705
	Number of shares	Value
Common stocks—(continued)
German—(concluded)
HelloFresh SE*	7,654	$415,473
Infineon Technologies AG	15,863	404,433
Knorr-Bremse AG	11,597	1,356,934
LANXESS AG*	157	8,143
LEG Immobilien AG*	132	18,406
Nemetschek SE	105	7,697
Puma SE*	161	12,532
Rheinmetall AG	84	7,942
Scout24 AG3	1,663	142,947
Siemens Healthineers AG3	2,184	113,702
Symrise AG	995	124,386
TeamViewer AG*,3	233	12,599
Uniper SE	211	7,284
United Internet AG	211	9,575
Zalando SE*,3	6,529	471,330
		3,736,217
Ghana—0.1%
Kosmos Energy Ltd.	245,503	395,260
Hong Kong—0.3%
NWS Holdings Ltd.	273,000	211,614
WH Group Ltd.[3]	1,221,500	1,087,327
		1,298,941
India—0.0%†
Reliance Industries Ltd.	7,321	202,467
Ireland—0.1%
Flutter Entertainment PLC*	884	133,942
Kerry Group PLC, Class A	991	131,255
Kingspan Group PLC	4,756	341,195
Smurfit Kappa Group PLC	424	14,324
		620,716
Italy—0.5%
Davide Campari-Milano N.V.	932	9,409
DiaSorin SpA	5,096	1,005,189
Ferrari N.V.	686	122,667
FinecoBank Banca Fineco SpA*	1,165	16,983
Infrastrutture Wireless Italiane SpA[3]	11,406	115,095
Intesa Sanpaolo SpA*	246,901	503,269
Mediobanca Banca di Credito Finanziario SpA	1,201	9,699
Moncler SpA*	383	14,807
Nexi SpA*,3	577	10,366
Poste Italiane SpA[3]	893	8,205
Prysmian SpA	513	13,118
Recordati SpA	193	10,366
Telecom Italia SpA	19,421	7,876
Terna Rete Elettrica Nazionale SpA	2,696	20,120
UniCredit SpA*	52,173	478,841
		2,346,010
Japan—2.5%
Advantest Corp.	15,100	824,446
AI inside, Inc.*	1,500	454,601
Cybozu, Inc.	16,300	483,057
Daikin Industries Ltd.	2,500	439,866

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2020

	Number of shares	Value
Common stocks—(continued)
Japan—(concluded)
Daito Trust Construction Co.Ltd.	21,100	$1,654,708
Dip Corp.	3,300	62,103
IR Japan Holdings Ltd.	2,800	309,241
Kobe Bussan Co.Ltd.	21,700	1,346,780
Lasertec Corp.	11,000	971,240
McDonald's Holdings Co.Japan Ltd.	200	9,572
Murata Manufacturing Co.Ltd.	7,600	488,153
Nintendo Co.Ltd.	300	131,943
Relia, Inc.	26,800	283,674
Tokyo Electron Ltd.	6,000	1,660,303
Toyota Motor Corp.	4,200	249,329
Uchida Yoko Co.Ltd.	11,300	684,095
Welcia Holdings Co.Ltd.	13,400	1,226,752
		11,279,863
Jordan—0.4%
Hikma Pharmaceuticals PLC	59,157	1,657,634
Luxembourg—0.3%
ArcelorMittal SA*	35,275	390,557
Eurofins Scientific SE*	1,620	1,060,332
		1,450,889
Netherlands—0.5%
ABN AMRO Bank N.V.[3]	909	7,550
Adyen N.V.*,3	706	1,184,673
Aegon N.V.	3,440	10,081
Akzo Nobel N.V.	1,290	121,549
Argenx SE*	82	18,922
ASM International N.V.	93	14,226
ASML Holding N.V.	308	109,506
ASR Nederland N.V.	270	8,723
Euronext N.V.[3]	102	11,783
EXOR N.V.	217	12,186
Heineken Holding N.V.	179	15,457
Heineken N.V.	1,267	122,717
IMCD N.V.	100	10,341
Just Eat Takeaway.com N.V.*,3	1,118	120,651
Koninklijke DSM N.V.	845	129,341
Koninklijke KPN N.V.	6,744	17,766
Koninklijke Philips N.V.*	2,503	129,332
Koninklijke Vopak N.V.	2,191	119,777
Randstad N.V.	238	11,464
Signify N.V.*,3	5,585	167,568
Wolters Kluwer N.V.	1,503	118,624
		2,462,237
New Zealand—0.2%
a2 Milk Co.Ltd.*	31,362	437,024
Fisher & Paykel Healthcare Corp.Ltd.	18,526	443,779
		880,803
Peru—0.0%†
Credicorp Ltd.	897	114,071
Portugal—0.0%†
Galp Energia SGPS SA	938	9,822
	Number of shares	Value
Common stocks—(continued)
South Africa—0.1%
Anglo American PLC	20,423	$494,402
South Korea—0.3%
LG Chem Ltd.	599	286,825
Samsung Electronics Co.Ltd.	9,614	469,873
SK Hynix, Inc.	5,888	412,256
		1,168,954
Spain—0.2%
ACS Actividades de Construccion y Servicios SA	465	10,786
Banco Santander SA*	215,567	462,277
CaixaBank SA	6,862	14,761
Cellnex Telecom SA3	1,873	117,876
Enagas SA	451	11,378
Endesa SA	605	17,259
Grifols SA	4,568	133,091
Industria de Diseno Textil SA	4,540	120,301
Naturgy Energy Group SA	658	12,244
Red Electrica Corp.SA	7,096	138,335
		1,038,308
Sweden—0.5%
Assa Abloy AB, Class B	20,034	442,274
Epiroc AB, Class A	7,336	102,573
Essity AB, Class B*	36,239	1,195,684
Evolution Gaming Group AB3	9,978	677,115
		2,417,646
Switzerland—1.0%
Alcon, Inc.*	38,198	2,291,116
Logitech International SA	20,255	1,477,569
Schindler Holding AG	3,306	840,336
STMicroelectronics N.V.	4,683	131,579
		4,740,600
Taiwan—0.2%
MediaTek, Inc.	15,000	358,171
Win Semiconductors Corp.	30,000	323,511
		681,682
United Kingdom—1.0%
boohoo Group PLC*	146,963	497,232
BP PLC	103,917	376,336
CNH Industrial N.V.*	1,907	12,958
Experian PLC	11,263	393,418
Go-Ahead Group PLC/The	10,019	82,071
J Sainsbury PLC	496,605	1,210,394
Johnson Matthey PLC	13,797	402,882
London Stock Exchange Group PLC	1,221	134,870
Standard Chartered PLC	19,723	98,613
TechnipFMC PLC	855	6,695
Unilever N.V.	2,272	134,253
Vodafone Group PLC	669,556	1,006,241
		4,355,963

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2020

	Number of shares	Value
Common stocks—(continued)
United States—36.0%
10X Genomics, Inc., Class A*	424	$41,709
3M Co.	1,718	258,507
A.O.Smith Corp.	773	37,212
AAON, Inc.	669	39,638
Aaron's, Inc.	1,182	61,677
Abbott Laboratories	19,603	1,972,846
AbbVie, Inc.[1]	10,658	1,011,551
ABIOMED, Inc.*	149	44,691
Acacia Communications, Inc.*	528	35,893
ACADIA Pharmaceuticals, Inc.*	745	30,970
Acceleron Pharma, Inc.*	373	36,990
Acuity Brands, Inc.	961	95,235
Adobe, Inc.*	579	257,261
Advanced Disposal Services, Inc.*	1,190	35,890
Advanced Micro Devices, Inc.*,1	13,793	1,067,992
AeroVironment, Inc.*	458	35,060
Agilent Technologies, Inc.	411	39,592
Agios Pharmaceuticals, Inc.*	677	30,682
Akamai Technologies, Inc.*	342	38,454
Alarm.com Holdings, Inc.*	563	39,433
Albemarle Corp.	3,123	257,523
Alexandria Real Estate Equities, Inc.	1,344	238,627
Alexion Pharmaceuticals, Inc.*,1	7,987	818,588
Allakos, Inc.*	493	37,010
Allegion PLC	5,609	557,871
Allogene Therapeutics, Inc.*	858	31,463
Alnylam Pharmaceuticals, Inc.*	243	35,420
Alphabet, Inc., Class A*,1	402	598,156
Alphabet, Inc., Class C*,1	81	120,120
Altice USA, Inc., Class A*	5,707	154,032
Amazon.com, Inc.*,1	834	2,639,343
Ambarella, Inc.*	808	36,586
Amdocs Ltd.	596	37,012
Amedisys, Inc.*	182	42,617
American Homes 4 Rent, Class A [1]	36,720	1,064,880
AMETEK, Inc.	407	37,953
AMN Healthcare Services, Inc.*	20,341	1,117,535
Amphenol Corp., Class A	377	39,872
Analog Devices, Inc.	5,111	586,998
ANSYS, Inc.*	127	39,446
Anterix, Inc.*	808	35,213
Aon PLC, Class A	1,468	301,263
Apache Corp.	78,217	1,200,631
Appfolio, Inc., Class A*	224	31,185
Apple, Inc.[1]	6,891	2,928,951
AptarGroup, Inc.	329	37,901
Aptiv PLC	3,323	258,363
Arch Capital Group Ltd.*	7,751	238,343
Arena Pharmaceuticals, Inc.*	572	35,115
Arthur J.Gallagher & Co.	5,462	587,110
Aspen Technology, Inc.*	347	33,749
Atkore International Group, Inc.*,1	9,127	243,417
AtriCure, Inc.*	807	32,934
Atrion Corp.	57	35,346
Autodesk, Inc.*	3,626	857,295
Avalara, Inc.*	269	36,167
	Number of shares	Value
Common stocks—(continued)
United States—(continued)
Axonics Modulation Technologies, Inc.*	1,041	$44,097
Badger Meter, Inc.	588	36,809
Baker Hughes Co.	8,134	125,996
Balchem Corp.	381	38,199
Bandwidth, Inc., Class A*	285	41,262
Bank of America Corp.	31,984	795,762
BellRing Brands, Inc., Class A*	1,908	37,912
Berkshire Hathaway, Inc., Class B*	15,022	2,941,007
Best Buy Co., Inc.[1]	7,950	791,740
Bio-Rad Laboratories, Inc., Class A*,1	2,276	1,194,650
Bio-Techne Corp.	141	38,798
Biogen, Inc.*,1	3,573	981,467
BioMarin Pharmaceutical, Inc.*	294	35,224
BJ's Wholesale Club Holdings, Inc.*	12,995	520,450
Black Knight, Inc.*	499	37,385
Blackline, Inc.*	434	38,587
Bloomin' Brands, Inc.	21,344	245,883
Booz Allen Hamilton Holding Corp.[1]	12,885	1,053,478
Boston Beer Co., Inc./The, Class A*	66	53,489
Boston Scientific Corp.*,1	43,260	1,668,538
Brady Corp., Class A	768	35,305
Broadcom, Inc.	1,132	358,561
Broadridge Financial Solutions, Inc.	285	38,287
Brown & Brown, Inc.	2,341	106,445
Brown-Forman Corp., Class B	568	39,385
BRP, Inc.[1]	9,270	415,245
Brunswick Corp.	9,318	624,120
Burlington Stores, Inc.*	1,095	205,860
C.H.Robinson Worldwide, Inc.	462	43,299
Cable One, Inc.	20	36,451
Cadence Design Systems, Inc.*	382	41,733
Cal-Maine Foods, Inc.*	816	35,859
Calavo Growers, Inc.	583	33,680
Capital One Financial Corp.	17,292	1,103,230
Cardiovascular Systems, Inc.*	1,159	35,326
Cargurus, Inc.*	1,465	42,324
Carnival PLC	33,150	358,537
Carrier Global Corp.[1]	56,234	1,531,814
Cboe Global Markets, Inc.[1]	8,164	715,983
CDW Corp.[1]	6,613	768,761
CenturyLink, Inc.[1]	69,791	673,483
Cerner Corp.	528	36,670
Change Healthcare, Inc.*	133,426	1,555,747
Charter Communications, Inc., Class A*	971	563,180
Chegg, Inc.*	538	43,562
Chemed Corp.	81	39,867
Chevron Corp.	3,161	265,334
Chipotle Mexican Grill, Inc.*	34	39,275
Church & Dwight Co., Inc.	468	45,082
Cigna Corp.[1]	4,879	842,555
Cintas Corp.[1]	4,446	1,342,114
Citizens Financial Group, Inc.	47,775	1,185,298
Citrix Systems, Inc.	248	35,404
Clorox Co./The [1]	1,150	271,986
Cloudflare, Inc., Class A*	1,023	42,577
Coca-Cola Co./The	20,395	963,460

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2020

	Number of shares	Value
Common stocks—(continued)
United States—(continued)
Codexis, Inc.*	3,237	$38,294
Cognex Corp.	612	40,924
Columbia Sportswear Co.	450	34,128
Comcast Corp., Class A	12,530	536,284
ConocoPhillips	6,137	229,462
Constellation Brands, Inc., Class A	6,815	1,214,433
Cooper Cos., Inc./The	133	37,630
Copart, Inc.*	3,185	297,001
Corcept Therapeutics, Inc.*	2,143	32,038
Corteva, Inc.[1]	30,733	877,734
CoStar Group, Inc.*	52	44,188
Covetrus, Inc.*	18,242	404,243
Crowdstrike Holdings, Inc., Class A*	366	41,431
CryoPort, Inc.*	1,241	41,127
CSW Industrials, Inc.	524	34,998
CVS Health Corp.[1]	15,027	945,799
D.R.Horton, Inc.[1]	16,690	1,104,210
Danaher Corp.[1]	6,169	1,257,242
Datadog, Inc., Class A*	429	40,266
Deciphera Pharmaceuticals, Inc.*	613	28,425
Deckers Outdoor Corp.*	184	38,502
DexCom, Inc.*,1	1,597	695,557
Discover Financial Services	22,199	1,097,297
Discovery, Inc., Class A*,1	10,762	227,078
DocuSign, Inc.*,1	420	91,069
Dolby Laboratories, Inc., Class A	543	37,793
Dollar General Corp.[1]	5,365	1,021,496
Domino's Pizza, Inc.[1]	2,324	898,482
Donaldson Co., Inc.	783	37,850
Dorman Products, Inc.*	537	43,900
Dropbox, Inc., Class A*,1	62,322	1,417,825
DSP Group, Inc.*	2,296	34,096
Eagle Pharmaceuticals, Inc.*	748	34,700
Eidos Therapeutics, Inc.*	800	32,080
Eiger BioPharmaceuticals, Inc.*	4,712	47,356
Electronic Arts, Inc.*	2,900	410,698
Enanta Pharmaceuticals, Inc.*	732	33,562
Encore Wire Corp.	739	37,090
Ennis, Inc.	2,028	35,084
EPAM Systems, Inc.*	146	42,352
Equifax, Inc.	2,524	410,301
Equitable Holdings, Inc.[1]	38,568	789,101
Evercore, Inc., Class A	8,331	460,704
Exelixis, Inc.*	1,580	36,482
Exponent, Inc.	453	38,079
F5 Networks, Inc.*	261	35,470
Facebook, Inc., Class A*,1	6,782	1,720,390
Fair Isaac Corp.*	88	38,649
Fastenal Co.	856	40,266
Fastly, Inc., Class A*	459	44,289
Fidelity National Information Services, Inc.[1]	5,190	759,349
Five Below, Inc.*,1	10,140	1,104,347
Five9, Inc.*	333	40,233
Flowers Foods, Inc.	1,617	36,787
Fortinet, Inc.*,1	5,340	738,522
Fox Corp, Class A [1]	15,147	390,338
	Number of shares	Value
Common stocks—(continued)
United States—(continued)
Fox Factory Holding Corp.*	440	$39,160
Freshpet, Inc.*	440	42,262
Garmin Ltd.	3,613	356,206
Generac Holdings, Inc.*,1	10,100	1,591,558
General Mills, Inc.	4,169	263,773
Gentex Corp.	1,393	37,597
Global Blood Therapeutics, Inc.*	540	36,439
Globus Medical, Inc., Class A*	757	36,472
Graco, Inc.	756	40,249
Grand Canyon Education, Inc.*	397	35,230
Gray Television, Inc.*	18,098	259,525
Grid Dynamics Holdings, Inc.*	5,532	36,954
Guardant Health, Inc.*	449	38,246
Guidewire Software, Inc.*	329	38,710
Haemonetics Corp.*	408	35,765
Halozyme Therapeutics, Inc.*	1,391	37,821
Hamilton Thorne Ltd.*,1	51,150	51,171
Harley-Davidson, Inc.	24,450	636,433
Hasbro, Inc.	7,163	521,180
HCA Healthcare, Inc.	12,783	1,618,839
HealthStream, Inc.*	1,675	36,775
Heartland Express, Inc.	1,752	35,539
HEICO Corp.	357	34,315
HEICO Corp., Class A	4,201	321,587
Hershey Co./The	284	41,296
HMS Holdings Corp.*	1,140	37,050
Hormel Foods Corp.	743	37,789
HP, Inc.[1]	30,396	534,362
Hubbell, Inc.	1,165	157,240
Hudson Pacific Properties, Inc.	48,289	1,138,172
Humana, Inc.[1]	1,550	608,297
ICU Medical, Inc.*	199	36,562
IDEX Corp.	233	38,403
IDEXX Laboratories, Inc.*	109	43,355
IHS Markit Ltd.	493	39,800
Immunovant, Inc.*	1,411	31,903
Incyte Corp.*	350	34,566
Inspire Medical Systems, Inc.*	424	42,129
Insulet Corp.*	192	39,045
Intel Corp.[1]	12,169	580,826
Intuit, Inc.[1]	2,899	888,167
Invitation Homes, Inc.[1]	41,760	1,245,283
Ionis Pharmaceuticals, Inc.*	604	34,766
IPG Photonics Corp.*	228	40,814
IQVIA Holdings, Inc.*	2,309	365,723
iRhythm Technologies, Inc.*	312	38,838
J&J Snack Foods Corp.	288	35,461
J.B.Hunt Transport Services, Inc.[1]	6,110	790,634
Jack Henry & Associates, Inc.	198	35,303
Jack in the Box, Inc.	7,937	651,707
John B Sanfilippo & Son, Inc.	430	37,913
Johnson Controls International PLC	3,347	128,793
JPMorgan Chase & Co.[1]	20,512	1,982,280
KeyCorp	89,154	1,070,740
Keysight Technologies, Inc.*	12,279	1,226,549
Kimco Realty Corp.	44,499	496,164

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2020

	Number of shares	Value
Common stocks—(continued)
United States—(continued)
Kinder Morgan, Inc.	34,901	$492,104
Kroger Co./The[1]	26,349	916,682
Krystal Biotech, Inc.*	869	35,881
Kura Oncology, Inc.*	2,164	35,576
Lam Research Corp.[1]	2,391	901,790
Lancaster Colony Corp.	237	37,586
Landstar System, Inc.	325	39,579
Las Vegas Sands Corp.	23,293	1,016,507
LeMaitre Vascular, Inc.	1,382	40,534
Lennar Corp., Class A1	7,087	512,744
Lennox International, Inc.	639	171,341
LHC Group, Inc.*	209	40,778
Liberty Broadband Corp., Class A*	292	39,423
Liberty Broadband Corp., Class C*	287	39,396
Lincoln Electric Holdings, Inc.	433	39,139
Live Nation Entertainment, Inc.*	15,461	723,729
LiveRamp Holdings, Inc.*	849	38,689
Livongo Health, Inc.*	502	63,879
LogMeIn, Inc.	421	36,126
Louisiana-Pacific Corp.[1]	80,930	2,563,053
Lowe's Cos., Inc.[1]	28,555	4,252,125
Lululemon Athletica, Inc.*,1	3,098	1,008,678
Lumentum Holdings, Inc.*	3,979	369,371
Luminex Corp.	1,192	43,389
Madrigal Pharmaceuticals, Inc.*	349	35,811
Magnite, Inc.*	78,135	469,201
Manhattan Associates, Inc.*	382	36,592
Marsh & McLennan Cos., Inc.	2,610	304,326
Masco Corp.[1]	15,908	909,301
Masimo Corp.*	163	35,880
MasterCard, Inc., Class A1	3,027	933,920
Match Group, Inc.*	6,997	718,592
Maxim Integrated Products, Inc.	602	40,990
MAXIMUS, Inc.	505	37,476
McCormick & Co., Inc.\MD	200	38,980
MDC Holdings, Inc.[1]	30,360	1,361,039
Medtronic PLC	2,512	242,358
Merck & Co., Inc.	2,923	234,542
Mercury Systems, Inc.*	460	35,618
Mesa Laboratories, Inc.	169	40,043
Mettler-Toledo International, Inc.*	46	43,010
Micron Technology, Inc.*	8,672	434,077
Microsoft Corp.[1]	16,109	3,302,506
Mirati Therapeutics, Inc.*	313	37,970
Mitek Systems, Inc.*	3,873	39,737
Moderna, Inc.*,1	10,380	769,158
Monolithic Power Systems, Inc.	156	41,342
MSC Industrial Direct Co., Inc., Class A	505	33,335
Mylan N.V.*	30,224	486,909
MyoKardia, Inc.*	371	33,438
National Beverage Corp.*	588	37,720
National Instruments Corp.	945	33,548
National Presto Industries, Inc.	420	35,864
Neogen Corp.*	477	36,619
NeoPhotonics Corp.*,1	35,727	325,473
Neurocrine Biosciences, Inc.*	286	34,423
	Number of shares	Value
Common stocks—(continued)
United States—(continued)
Nevro Corp.*	304	$40,420
New York Times Co./The, Class A	851	39,265
NewMarket Corp.	90	33,733
NIC, Inc.	1,567	34,349
Nielsen Holdings PLC	103,526	1,493,880
NMI Holdings, Inc., Class A*	6,776	105,164
Nordson Corp.	194	37,564
NortonLifeLock, Inc.[1]	32,442	695,881
Norwegian Cruise Line Holdings Ltd.*	59,558	812,371
Novocure Ltd.*	622	47,141
NVIDIA Corp.[1]	2,620	1,112,426
Okta, Inc.*	180	39,776
Old Dominion Freight Line, Inc.	218	39,855
OrthoPediatrics Corp.*	822	34,680
Otis Worldwide Corp.	7,120	446,709
Oyster Point Pharma, Inc.*	1,258	28,141
Park Hotels & Resorts, Inc.	11,925	98,620
Parsley Energy, Inc., Class A	23,341	256,284
PayPal Holdings, Inc.*	4,506	883,491
Pegasystems, Inc.	368	43,016
PennyMac Financial Services, Inc.[1]	7,600	366,776
Penumbra, Inc.*	208	46,157
PerkinElmer, Inc.	375	44,591
Pershing Square Tontine Holdings Ltd.*	28,261	594,611
PetMed Express, Inc.[1]	6,965	217,308
Pfizer, Inc.	42,626	1,640,248
Pinterest, Inc., Class A*	31,148	1,068,065
Pool Corp.	135	42,754
PotlatchDeltic Corp.[1]	19,350	828,373
Power Integrations, Inc.	310	37,829
Principia Biopharma, Inc.*	638	53,337
Progressive Corp./The [1]	12,630	1,140,994
Proto Labs, Inc.*	314	37,718
PTC, Inc.*	5,208	445,596
Qorvo, Inc.*	3,783	484,791
QUALCOMM, Inc.	13,282	1,402,712
Qualys, Inc.*	356	43,959
Quidel Corp.*,1	1,656	467,770
Raven Industries, Inc.	1,719	37,148
Raytheon Technologies Corp.	17,987	1,019,503
Regency Centers Corp.	11,400	467,742
Regeneron Pharmaceuticals, Inc.*,1	1,884	1,190,820
Repligen Corp.*	301	45,424
Republic Services, Inc.	443	38,652
ResMed, Inc.	191	38,679
Rexford Industrial Realty, Inc.	5,539	259,945
RH*	5,271	1,515,044
Rhythm Pharmaceuticals, Inc.*	1,648	31,675
RingCentral, Inc., Class A*	133	38,606
Rite Aid Corp.*,1	13,089	198,429
Robert Half International, Inc.[1]	14,194	722,049
Rollins, Inc.	862	45,169
Roper Technologies, Inc.	1,290	557,860
Royal Caribbean Cruises Ltd.	9,730	473,948
Royal Gold, Inc.	298	41,699
Sabre Corp.	126,354	955,236

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2020

	Number of shares	Value
Common stocks—(continued)
United States—(continued)
Salesforce.com, Inc.*,1	1,590	$309,811
Sanderson Farms, Inc.	317	35,344
Schneider National, Inc., Class B	1,488	37,393
Scientific Games Corp., Class A*	37,970	667,133
Seagate Technology PLC[1]	15,707	710,271
Seattle Genetics, Inc.*	218	36,247
SEI Investments Co.[1]	4,532	237,160
Seritage Growth Properties, Class A*	25,257	235,143
Sherwin-Williams Co./The[1]	1,828	1,184,398
Shockwave Medical, Inc.*	775	38,223
Simpson Manufacturing Co., Inc.	434	41,907
Simulations Plus, Inc.	614	43,226
Skyworks Solutions, Inc.	2,769	403,111
Smartsheet, Inc., Class A*	721	34,421
Snap, Inc., Class A*	21,552	483,196
Southwest Airlines Co.	21,335	659,038
Spirit Airlines, Inc.*	36,100	570,741
Spotify Technology SA*	135	34,806
SPS Commerce, Inc.*	480	36,082
Staar Surgical Co.*	585	34,041
Steel Dynamics, Inc.[1]	26,761	733,519
STERIS PLC	240	38,311
Strategic Education, Inc.	234	29,533
Super Micro Computer, Inc.*,1	11,704	354,690
SYNNEX Corp.[1]	2,450	305,613
Synopsys, Inc.*	189	37,653
T.Rowe Price Group, Inc.[1]	6,249	862,987
Tactile Systems Technology, Inc.*	870	35,653
Take-Two Interactive Software, Inc.*,1	8,782	1,440,424
Tandem Diabetes Care, Inc.*	409	42,724
TechTarget, Inc.*	1,197	43,439
Teladoc Health, Inc.*	192	45,625
Teledyne Technologies, Inc.*	118	36,191
Teleflex, Inc.	101	37,683
Teradyne, Inc.[1]	5,643	502,001
Tesla, Inc.*,1	619	885,640
Texas Roadhouse, Inc.	4,686	263,306
Thermo Fisher Scientific, Inc.[1]	1,896	784,849
Tiffany & Co.	298	37,357
TJX Cos., Inc./The	4,823	250,748
Tootsie Roll Industries, Inc.	1,069	33,887
Toro Co./The	542	38,672
Tractor Supply Co.	273	38,968
Tradeweb Markets, Inc., Class A	6,557	354,537
Trane Technologies PLC	3,999	447,368
TransUnion	4,564	408,797
Trex Co., Inc.*,1	1,570	218,748
Turning Point Therapeutics, Inc.*	561	33,228
Twilio, Inc., Class A*	170	47,161
Tyler Technologies, Inc.*,1	2,955	1,055,674
Ulta Beauty, Inc.*	7,238	1,396,862
UniFirst Corp.	204	38,042
Union Pacific Corp.[1]	9,790	1,697,096
United Therapeutics Corp.*	299	33,330
Universal Display Corp.	244	42,566
Universal Logistics Holdings, Inc.[1]	27,850	511,604
	Number of shares	Value
Common stocks—(concluded)
United States—(concluded)
Urban Outfitters, Inc.*	3,790	$62,687
Vail Resorts, Inc.	7,512	1,442,529
Valmont Industries, Inc.	830	100,596
Valvoline, Inc.	27,547	565,264
Varian Medical Systems, Inc.*	298	42,531
Varonis Systems, Inc.*	9,539	1,033,551
Veeva Systems, Inc., Class A*	156	41,273
Veracyte, Inc.*	1,468	52,364
VeriSign, Inc.*	176	37,256
Verisk Analytics, Inc.	218	41,139
Verizon Communications, Inc.	17,161	986,414
Verra Mobility Corp.*	26,406	270,133
Vertex Pharmaceuticals, Inc.*,1	4,623	1,257,456
Vicor Corp.*	500	40,735
Viking Therapeutics, Inc.*	4,945	34,714
VirnetX Holding Corp.	5,654	29,231
Visa, Inc., A Shares	1,154	219,722
Vivint Smart Home, Inc.*	2,181	33,478
Vonage Holdings Corp.*	54,288	648,742
Vulcan Materials Co.	3,025	355,195
Walgreens Boots Alliance, Inc.[1]	16,592	675,460
Waste Connections, Inc.	3,783	387,266
Waters Corp.*	203	43,269
Watsco, Inc.	840	198,299
WD-40 Co.	181	35,576
West Pharmaceutical Services, Inc.	163	43,826
Williams-Sonoma, Inc.	5,935	517,057
Willis Towers Watson PLC	1,437	301,784
Wingstop, Inc.	263	41,094
Winmark Corp.	213	33,863
World Wrestling Entertainment, Inc., Class A	23,560	1,098,132
Wynn Resorts Ltd.	19,843	1,437,228
Xilinx, Inc.	390	41,866
Y-mAbs Therapeutics, Inc.*	786	27,612
Zions Bancorp N.A.	14,746	478,803
Zoom Video Communications, Inc., Class A*,1	2,527	641,631
Zscaler, Inc.*	341	44,279
Zynga, Inc., Class A*	3,756	36,922
		164,797,652
Total common stocks (cost—$228,225,552)		248,338,522
Preferred stocks—0.1%
France—0.0%†
Safran SA	461	49,028
Germany—0.1%
FUCHS PETROLUB SE	2,856	124,715
Porsche Automobil Holding SE	2,317	131,149
Sartorius AG	336	129,280
Volkswagen AG*	1,697	248,402
		633,546
Total preferred stocks (cost—$687,754)		682,574

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2020

	Number of shares	Value
Investment companies—5.3%
AlphaSimplex Managed Futures Strategy Fund, Class Y	591,860	$5,965,945
Carillon Reams Unconstrained Bond Fund, Class I	1,425,474	18,260,327
Total investment companies (cost—$22,591,544)		24,226,272
	Number of warrants
Warrants—0.0%†
Canada—0.0%†
Quisitive Technology Solutions, Inc.expires 06/26/22* (cost—$0)	226,000	13,498
	Face amount
Corporate bonds—8.9%
Australia—0.0%†
FMG Resources August 2006 Pty Ltd. 4.500%, due 09/15/27[3]	$55,000	$59,845
5.125%, due 03/15/23[3]	70,000	73,850
		133,695
Canada—0.5%
Air Canada 4.000%, due 07/01/25[3]	2,000,000	2,136,500
Baytex Energy Corp. 8.750%, due 04/01/27[3]	55,000	28,462
Cott Holdings, Inc. 5.500%, due 04/01/25[3]	25,000	25,969
Garda World Security Corp. 4.625%, due 02/15/27[3]	25,000	25,686
9.500%, due 11/01/27[3]	25,000	27,250
goeasy Ltd. 5.375%, due 12/01/24[3]	30,000	31,083
New Gold, Inc. 7.500%, due 07/15/27[3]	30,000	32,625
Norbord, Inc. 5.750%, due 07/15/27[3]	55,000	58,575
Open Text Corp. 3.875%, due 02/15/28[3]	35,000	36,564
Open Text Holdings, Inc. 4.125%, due 02/15/30[3]	25,000	26,250
Videotron Ltd. 5.375%, due 06/15/24[3]	25,000	27,125
		2,456,089
China—0.5%
NIO, Inc. 4.500%, due 02/01/24	1,439,000	2,016,471
Luxembourg—0.0%†
ArcelorMittal SA 4.550%, due 03/11/26	15,000	16,283
	Face amount	Value
Corporate bonds—(continued)
United States—7.9%
Acadia Healthcare Co., Inc. 5.500%, due 07/01/28[3]	$5,000	$5,269
5.625%, due 02/15/23	55,000	55,865
Acorda Therapeutics, Inc. 6.000%, due 12/01/24[3]	922,000	512,693
Adient U.S.LLC 9.000%, due 04/15/25[3]	3,000	3,341
Akamai Technologies, Inc. 0.125%, due 05/01/25	3,625,000	4,681,289
Albertsons Cos., Inc./Safeway, Inc./ New Albertsons LP/Albertsons LLC 5.750%, due 03/15/25	25,000	25,875
5.875%, due 02/15/28[3]	25,000	27,373
Allied Universal Holdco LLC/ Allied Universal Finance Corp. 6.625%, due 07/15/26[3]	25,000	26,750
9.750%, due 07/15/27[3]	25,000	27,788
Allison Transmission, Inc. 5.875%, due 06/01/29[3]	20,000	22,095
Ally Financial, Inc. 5.750%, due 11/20/25	60,000	67,735
American Airlines, Inc. 11.750%, due 07/15/25[3]	37,000	32,200
American Axle & Manufacturing, Inc. 6.250%, due 03/15/26	40,000	40,315
6.875%, due 07/01/28	30,000	30,591
American Eagle Outfitters, Inc. 3.750%, due 04/15/25[3]	1,740,000	2,366,122
Antero Midstream Partners LP/ Antero Midstream Finance Corp. 5.750%, due 03/01/27[3]	70,000	61,144
Anthem, Inc. 2.750%, due 10/15/42	500,000	1,920,400
Aramark Services, Inc. 6.375%, due 05/01/25[3]	30,000	31,690
Archrock Partners LP/Archrock Partners Finance Corp. 6.875%, due 04/01/27[3]	25,000	25,587
Arconic Corp. 6.000%, due 05/15/25[3]	10,000	10,781
Asbury Automotive Group, Inc. 4.500%, due 03/01/28[3]	14,000	14,355
Ascent Resources Utica Holdings LLC/ARU Finance Corp. 7.000%, due 11/01/26[3]	25,000	16,000
ASGN, Inc. 4.625%, due 05/15/28[3]	40,000	40,900
Avadel Finance Cayman Ltd. 4.500%, due 02/01/23[3]	390,000	405,194
Avantor Funding, Inc. 4.625%, due 07/15/28[3]	15,000	15,867
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.750%, due 07/15/27[3]	20,000	18,700
10.500%, due 05/15/25[3]	15,000	17,400
Bandwidth, Inc. 0.250%, due 03/01/26[3]	1,250,000	2,116,125

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2020

	Face amount	Value
Corporate bonds—(continued)
United States—(continued)
Bausch Health Americas, Inc. 8.500%, due 01/31/27[3]	$15,000	$16,688
Bausch Health Cos., Inc. 5.000%, due 01/30/28[3]	30,000	30,149
5.250%, due 01/30/30[3]	55,000	56,169
6.250%, due 02/15/29[3]	15,000	15,935
Berry Global, Inc. 4.875%, due 07/15/26[3]	25,000	26,406
Boise Cascade Co. 4.875%, due 07/01/30[3]	5,000	5,300
Boyd Gaming Corp. 4.750%, due 12/01/27[3]	25,000	24,031
8.625%, due 06/01/25[3]	5,000	5,512
Brink's Co./The 4.625%, due 10/15/27[3]	55,000	55,949
Burlington Coat Factory Warehouse Corp. 6.250%, due 04/15/25[3]	5,000	5,350
Calpine Corp. 4.500%, due 02/15/28[3]	25,000	25,813
4.625%, due 02/01/29[2,3]	10,000	10,100
Cantel Medical Corp. 3.250%, due 05/15/25[3]	1,030,000	1,392,972
Carnival Corp. 5.750%, due 04/01/23[3]	1,000,000	1,457,000
Catalent Pharma Solutions, Inc. 5.000%, due 07/15/27[3]	60,000	63,847
CCO Holdings LLC/CCO Holdings Capital Corp. 4.500%, due 08/15/30[3]	70,000	74,193
5.500%, due 05/01/26[3]	55,000	58,179
Centene Corp. 4.625%, due 12/15/29	60,000	66,916
5.375%, due 08/15/26[3]	60,000	64,200
Century Communities, Inc. 5.875%, due 07/15/25	25,000	25,727
Charles River Laboratories International, Inc. 4.250%, due 05/01/28[3]	55,000	58,162
Cheniere Energy Partners LP 4.500%, due 10/01/29	25,000	26,445
CHS/Community Health Systems, Inc. 6.250%, due 03/31/23	25,000	25,188
CIT Group, Inc. 5.250%, due 03/07/25	55,000	58,850
Colt Merger Sub, Inc. 5.750%, due 07/01/25[3]	5,000	5,206
6.250%, due 07/01/25[3]	10,000	10,470
CommScope, Inc. 6.000%, due 03/01/26[3]	25,000	26,672
8.250%, due 03/01/27[3]	25,000	26,960
Comstock Resources, Inc. 9.750%, due 08/15/26	25,000	24,992
Consolidated Communications, Inc. 6.500%, due 10/01/22	35,000	34,344
Continental Resources, Inc. 5.000%, due 09/15/22	15,000	15,000
CSC Holdings LLC 5.750%, due 01/15/30[3]	200,000	221,710
	Face amount	Value
Corporate bonds—(continued)
United States—(continued)
CVR Partners LP/CVR Nitrogen Finance Corp. 9.250%, due 06/15/23[3]	$25,000	$24,500
Dana, Inc. 5.625%, due 06/15/28	5,000	5,250
DaVita, Inc. 4.625%, due 06/01/30[3]	10,000	10,641
5.000%, due 05/01/25	60,000	61,650
DCP Midstream Operating LP 5.375%, due 07/15/25	25,000	26,325
5.625%, due 07/15/27	20,000	20,750
Dell International LLC/EMC Corp. 7.125%, due 06/15/24[3]	25,000	25,955
Dick's Sporting Goods, Inc. 3.250%, due 04/15/25[3]	673,000	1,010,072
DISH DBS Corp. 6.750%, due 06/01/21	25,000	25,844
7.375%, due 07/01/28[3]	20,000	21,169
Encompass Health Corp. 4.750%, due 02/01/30	30,000	31,699
Endeavor Energy Resources LP/EER Finance, Inc. 6.625%, due 07/15/25[3]	33,000	34,671
Energizer Holdings, Inc. 7.750%, due 01/15/27[3]	60,000	66,600
Enterprise Development Authority/The 12.000%, due 07/15/24[3]	30,000	29,631
Expedia Group, Inc. 6.250%, due 05/01/25[3]	10,000	10,927
7.000%, due 05/01/25[3]	5,000	5,413
Flex Acquisition Co., Inc. 6.875%, due 01/15/25[3]	65,000	65,975
Ford Motor Co. 8.500%, due 04/21/23	20,000	22,203
9.000%, due 04/22/25	25,000	29,453
Gartner, Inc. 4.500%, due 07/01/28[3]	10,000	10,500
Genesis Energy LP/Genesis Energy Finance Corp. 6.500%, due 10/01/25	55,000	50,944
GPC Merger Sub, Inc. 7.125%, due 08/15/28[2,3]	5,000	5,200
Graham Holdings Co. 5.750%, due 06/01/26[3]	25,000	26,500
Gray Television, Inc. 7.000%, due 05/15/27[3]	25,000	27,312
Greif, Inc. 6.500%, due 03/01/27[3]	60,000	63,750
HCA, Inc. 3.500%, due 09/01/30	105,000	110,338
5.375%, due 02/01/25	25,000	28,187
Hecla Mining Co. 7.250%, due 02/15/28	20,000	21,250
Hilton Domestic Operating Co., Inc. 5.375%, due 05/01/25[3]	5,000	5,228
5.750%, due 05/01/28[3]	5,000	5,338
HUB International Ltd. 7.000%, due 05/01/26[3]	25,000	26,187

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2020

	Face amount	Value
Corporate bonds—(continued)
United States—(continued)
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 6.250%, due 05/15/26	$60,000	$63,406
Intercept Pharmaceuticals, Inc. 2.000%, due 05/15/26	1,000,000	740,231
IRB Holding Corp. 7.000%, due 06/15/25[3]	20,000	21,750
Iron Mountain, Inc. 4.875%, due 09/15/27[3]	70,000	72,712
Joseph T Ryerson & Son, Inc. 8.500%, due 08/01/28[3]	10,000	10,700
KBR, Inc. 2.500%, due 11/01/23	1,000,000	1,134,890
KFC Holding Co./Pizza Hut Holdings LLC/ Taco Bell of America LLC 5.000%, due 06/01/24[3]	25,000	25,608
Kraft Heinz Foods Co. 3.875%, due 05/15/27[3]	10,000	10,770
5.000%, due 07/15/35	50,000	58,567
Lamar Media Corp. 3.750%, due 02/15/28[3]	25,000	25,219
Lamb Weston Holdings, Inc. 4.875%, due 05/15/28[3]	9,000	10,114
Lennar Corp. 8.375%, due 01/15/21	25,000	25,750
Level 3 Financing, Inc. 4.250%, due 07/01/28[3]	20,000	20,850
4.625%, due 09/15/27[3]	55,000	57,819
Liberty Media Corp. 1.375%, due 10/15/23	1,228,000	1,350,849
M/I Homes, Inc. 4.950%, due 02/01/28	35,000	35,962
MasTec, Inc. 4.500%, due 08/15/28[2,3]	35,000	36,575
4.875%, due 03/15/23	55,000	55,484
Match Group Financeco, Inc. 0.875%, due 10/01/22[3]	1,400,000	3,308,900
Match Group Holdings II LLC 4.125%, due 08/01/30[3]	60,000	61,800
Mattel, Inc. 5.875%, due 12/15/27[3]	20,000	21,525
6.750%, due 12/31/25[3]	25,000	26,777
Meredith Corp. 6.875%, due 02/01/26	60,000	52,122
Meritor, Inc. 6.250%, due 06/01/25[3]	5,000	5,300
MGM Growth Properties Operating Partnership LP/ MGP Finance Co-Issuer, Inc. 4.625%, due 06/15/25[3]	5,000	5,256
5.625%, due 05/01/24	25,000	27,125
MGM Resorts International 5.500%, due 04/15/27	46,000	46,230
6.750%, due 05/01/25	15,000	15,600
Molina Healthcare, Inc. 4.375%, due 06/15/28[3]	15,000	15,938
	Face amount	Value
Corporate bonds—(continued)
United States—(continued)
Moss Creek Resources Holdings, Inc. 7.500%, due 01/15/26[3]	$55,000	$32,037
MPT Operating Partnership LP/MPT Finance Corp. 4.625%, due 08/01/29	25,000	26,414
Murphy Oil USA, Inc. 4.750%, due 09/15/29	25,000	26,429
NCL Corp.Ltd. 6.000%, due 05/15/24[3]	1,240,000	1,464,626
10.250%, due 02/01/26[3]	20,000	19,925
12.250%, due 05/15/24[3]	20,000	21,700
NCR Corp. 6.125%, due 09/01/29[3]	25,000	27,386
Netflix, Inc. 5.375%, due 11/15/29[3]	20,000	24,225
5.750%, due 03/01/24	25,000	28,062
Newell Brands, Inc. 4.700%, due 04/01/26[4]	70,000	75,796
4.875%, due 06/01/25	5,000	5,438
Nexstar Broadcasting, Inc. 5.625%, due 07/15/27[3]	60,000	64,218
NFP Corp. 6.875%, due 08/15/28[2,3]	25,000	25,125
NGL Energy Partners LP/NGL Energy Finance Corp. 7.500%, due 11/01/23	60,000	47,400
Nine Energy Service, Inc. 8.750%, due 11/01/23[3]	25,000	11,500
NRG Energy, Inc. 5.750%, due 01/15/28	70,000	76,938
Nuance Communications, Inc. 1.000%, due 12/15/35	440,000	550,554
5.625%, due 12/15/26	60,000	63,975
Occidental Petroleum Corp. 2.600%, due 08/13/21	10,000	9,923
2.700%, due 08/15/22	10,000	9,654
2.900%, due 08/15/24	10,000	9,410
3.200%, due 08/15/26	20,000	18,206
3.500%, due 08/15/29	10,000	8,888
4.100%, due 02/15/47	15,000	11,775
Oceaneering International, Inc. 6.000%, due 02/01/28	45,000	28,451
OneMain Finance Corp. 6.125%, due 03/15/24	60,000	65,294
6.625%, due 01/15/28	30,000	34,379
8.875%, due 06/01/25	10,000	11,275
Owens-Brockway Glass Container, Inc. 5.875%, due 08/15/23[3]	65,000	68,620
6.625%, due 05/13/27[3]	10,000	10,825
Pandora Media LLC 1.750%, due 12/01/23	828,000	927,625
Parsley Energy LLC/Parsley Finance Corp. 5.625%, due 10/15/27[3]	60,000	62,850
PBF Holding Co.LLC/PBF Finance Corp. 7.250%, due 06/15/25	25,000	22,482
9.250%, due 05/15/25[3]	10,000	11,175
PDC Energy, Inc. 6.125%, due 09/15/24	25,000	25,304

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2020

	Face amount	Value
Corporate bonds—(continued)
United States—(continued)
Penske Automotive Group, Inc. 5.500%, due 05/15/26	$25,000	$26,125
PG&E Corp. 5.000%, due 07/01/28	10,000	10,290
5.250%, due 07/01/30	15,000	15,600
Plastipak Holdings, Inc. 6.250%, due 10/15/25[3]	55,000	54,931
Powdr Corp. 6.000%, due 08/01/25[3]	5,000	5,113
Presidio Holdings, Inc. 4.875%, due 02/01/27[3]	55,000	56,100
8.250%, due 02/01/28[3]	35,000	36,400
PTC, Inc. 4.000%, due 02/15/28[3]	55,000	57,769
Radiology Partners, Inc. 9.250%, due 02/01/28[3]	35,000	35,175
Rattler Midstream LP 5.625%, due 07/15/25[3]	15,000	15,822
Scientific Games International, Inc. 7.000%, due 05/15/28[3]	70,000	64,400
Scotts Miracle-Gro Co./The 4.500%, due 10/15/29	40,000	42,350
Select Medical Corp. 6.250%, due 08/15/26[3]	50,000	53,875
Service Corp.International 5.125%, due 06/01/29	55,000	60,775
Shea Homes LP/Shea Homes Funding Corp. 4.750%, due 02/15/28[3]	25,000	26,229
Sirius XM Radio, Inc. 4.125%, due 07/01/30[3]	25,000	26,382
5.500%, due 07/01/29[3]	55,000	61,256
Spectrum Brands, Inc. 5.750%, due 07/15/25	55,000	56,650
Sprint Corp. 7.875%, due 09/15/23	105,000	121,800
Standard Industries, Inc. 4.375%, due 07/15/30[3]	15,000	16,200
Stericycle, Inc. 5.375%, due 07/15/24[3]	70,000	73,675
StoneX Group, Inc. 8.625%, due 06/15/25[3]	10,000	10,713
Summit Materials LLC/Summit Materials Finance Corp. 5.125%, due 06/01/25[3]	20,000	20,450
5.250%, due 01/15/29[2,3]	10,000	10,375
6.500%, due 03/15/27[3]	25,000	27,540
T-Mobile USA, Inc. 6.500%, due 01/15/26	70,000	73,790
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 6.875%, due 01/15/29	70,000	78,968
Teleflex, Inc. 4.250%, due 06/01/28[3]	5,000	5,356
4.625%, due 11/15/27	25,000	27,032
	Face amount	Value
Corporate bonds—(concluded)
United States—(concluded)
Tenet Healthcare Corp. 5.125%, due 05/01/25	$60,000	$61,723
5.125%, due 11/01/27[3]	25,000	26,562
8.125%, due 04/01/22	20,000	21,550
Twitter, Inc. 3.875%, due 12/15/27[3]	35,000	37,444
United Rentals North America, Inc. 3.875%, due 02/15/31[2]	10,000	10,000
6.500%, due 12/15/26	60,000	66,600
United States Steel Corp. 5.000%, due 11/01/26[3]	3,000,000	2,363,316
US Foods, Inc. 6.250%, due 04/15/25[3]	20,000	21,450
USA Compression Partners LP/USA Compression Finance Corp. 6.875%, due 09/01/27	60,000	61,337
Verscend Escrow Corp. 9.750%, due 08/15/26[3]	30,000	33,219
ViaSat, Inc. 5.625%, due 09/15/25[3]	20,000	20,150
5.625%, due 04/15/27[3]	25,000	26,492
6.500%, due 07/15/28[3]	15,000	15,408
VICI Properties LP/VICI Note Co., Inc. 4.125%, due 08/15/30[3]	55,000	55,660
Vistra Operations Co.LLC 5.625%, due 02/15/27[3]	60,000	64,411
WESCO Distribution, Inc. 5.375%, due 06/15/24	25,000	25,555
7.125%, due 06/15/25[3]	5,000	5,487
7.250%, due 06/15/28[3]	15,000	16,388
Western Digital Corp. 4.750%, due 02/15/26	30,000	32,625
World Wrestling Entertainment, Inc. 3.375%, due 12/15/23	978,000	1,941,330
WPX Energy, Inc. 5.250%, due 10/15/27	55,000	54,244
5.875%, due 06/15/28	5,000	5,122
Yum! Brands, Inc. 7.750%, due 04/01/25[3]	5,000	5,613
Zayo Group Holdings, Inc. 4.000%, due 03/01/27[3]	25,000	25,055
6.125%, due 03/01/28[3]	10,000	10,313
		35,993,249
Total corporate bonds (cost—$40,480,858)		40,615,787
	Number of shares
Short-term investments—25.2%
Investment companies—25.2%
State Street Institutional U.S.Government Money Market Fund (cost—$115,047,790)	115,047,790	115,047,790

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2020

	Face amount	Value
Short-term U.S.Treasury obligations—5.2%
U.S.Treasury Bills 0.099%, due 08/13/20[1,5]	$12,000,000	$11,999,610
0.132%, due 10/29/20[1,5]	10,000,000	9,996,774
0.152%, due 09/10/20[1,5]	2,000,000	1,999,666
Total short-term U.S.Treasury obligations (cost—$23,996,050)		23,996,050

	Number of contracts	Notional amount
Equity and foreign exchange options purchased—0.3%
Call options—0.2%
Call Euro STOXX 50, strike @ $3,425 expires 10/16/20 (Counterparty: JPMCB)	119	4,075,750	52,987
Call Russell 2000 Index, strike @ $1,500 expires 09/18/20 (Counterparty: JPMCB)	126	18,900,000	677,880
Call Swiss Market Index strike @ $10,100 expires 09/18/20 (Counterparty: JPMCB)	34	3,434,000	80,413
Call Swiss Market Index, strike @ $10,200 expires 09/18/20 (Counterparty: JPMCB)	6	612,000	10,805
Call Swiss Market Index, strike @ $10,400 expires 09/18/20 (Counterparty: JPMCB)	7	728,000	6,736
Call Swiss Market Index, strike @ $10,400 expires 10/16/20 (Counterparty: JPMCB)	7	728,000	10,700
Total			839,521
Put options—0.1%
Put American Eagle Outfitters, Inc., strike @ $7, expires 01/15/21 (Counterparty: MSCI)	85	59,500	5,525
Put Avadel Pharmaceuticals PLC, strike @ $5, expires 09/18/20 (Counterparty: MSCI)	815	407,500	8,150
Put Burlington Stores, Inc., strike @ $135, expires 01/15/21 (Counterparty: MSCI)	15	202,500	7,800
Put Carnival Corp., strike @ $5, expires 01/15/21 (Counterparty: MSCI)	100	50,000	3,500
Put Intercept Pharmaceuticals, Inc., strike @ $25, expires 09/18/20 (Counterparty: MSCI)	100	250,000	1,500
Put NIO, Inc., strike @ $1.50, expires 01/15/21 (Counterparty: MSCI)	1675	335,000	13,400
Put NIO, Inc., strike @ $1.50, expires 08/21/20 (Counterparty: MSCI)	325	65,000	325
Put NIO, Inc., strike @ $3.00, expires 08/21/20 (Counterparty: MSCI)	600	180,000	1,800
	Number of contracts	Notional amount	Value
Equity and foreign exchange options purchased—(concluded)
Put options—(concluded)
Put Norwegian Cruise Line Holdings, strike @ $10.00, expires 06/18/21 (Counterparty: MSCI)	100	100,000	$33,000
Put Retrophin, Inc., strike @ $7.50, expires 09/18/20 (Counterparty: MSCI)	490	392,000	2,450
Put S&P 500 Index, strike @ $2,550, expires 09/04/20 (Counterparty: JPMCB)	8	2,040,000	3,200
Put S&P 500 Index, strike @ $2,550, expires 09/18/20 (Counterparty: JPMCB)	8	2,040,000	5,840
Put S&P 500 Index, strike @ $3,175, expires 09/18/20 (Counterparty: JPMCB)	10	3,175,000	79,000
Put S&P 500 Index, strike @ $3,175, expires 10/16/20 (Counterparty: JPMCB)	10	3,175,000	114,360
Put United States Steel Corp., strike @ $3, expires 01/21/22 (Counterparty: MSCI)	265	79,500	15,635
Put United States Steel Corp., strike @ $5, expires 01/21/22 (Counterparty: MSCI)	1050	525,000	141,750
Total			437,235
Total equity and foreign exchange options purchased (cost—$2,024,982)			1,276,756
Total investments before investments sold short (cost—$433,054,530)—99.3%			454,197,249

	Number of shares
Investments sold short—(22.5)%
Common stocks—(19.0)%
Austria—(0.1)%
voestalpine AG	(22,500)	(498,895)
Canada—(4.2)%
Aecon Group, Inc.	(12,620)	(132,470)
Air Canada	(107,500)	(1,213,675)
Allied Properties Real Estate Investment Trust	(25,200)	(754,617)
Bank of Montreal	(5,170)	(282,846)
Canaccord Genuity Group, Inc.	(52,230)	(303,370)
CanWel Building Materials Group Ltd.	(50,610)	(220,659)
Cascades, Inc.	(81,040)	(923,872)
Cenovus Energy, Inc.	(142,000)	(631,841)
Chartwell Retirement Residences	(56,490)	(416,258)
Choice Properties Real Estate Investment Trust	(52,520)	(497,184)
CI Financial Corp.	(9,450)	(129,885)
Crescent Point Energy Corp.	(151,920)	(234,779)
Crombie Real Estate Investment Trust	(30,420)	(296,376)
Enerplus Corp.	(85,700)	(211,779)

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2020

	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
First Capital Real Estate Investment Trust	(22,800)	$(231,158)
Fortis, Inc.	(24,900)	(1,014,069)
Franco-Nevada Corp.	(5,190)	(829,579)
Husky Energy, Inc.	(113,620)	(365,599)
Hydro One Ltd.	(36,040)	(767,913)
IGM Financial, Inc.	(19,450)	(478,173)
Imperial Oil Ltd.	(78,280)	(1,224,358)
Inter Pipeline Ltd.	(62,200)	(582,784)
International Petroleum Corp.	(1)	(2)
Jamieson Wellness, Inc.	(6,490)	(186,834)
Laurentian Bank of Canada	(16,530)	(327,651)
MAG Silver Corp.	(8,800)	(148,676)
Manulife Financial Corp.	(30,780)	(412,483)
MTY Food Group, Inc.	(15,680)	(338,312)
Novagold Resources, Inc.	(20,600)	(188,398)
Nutrien Ltd.	(26,010)	(847,666)
PrairieSky Royalty Ltd.	(52,450)	(329,318)
RioCan Real Estate Investment Trust	(47,320)	(528,506)
Rogers Communications, Inc., Class B	(24,360)	(994,805)
Saputo, Inc.	(10,330)	(252,803)
Savaria Corp.	(12,850)	(129,800)
Sierra Wireless, Inc.	(42,990)	(571,938)
Teck Resources Ltd., Class B	(72,770)	(737,235)
Toromont Industries Ltd.	(4,550)	(248,043)
Transcontinental, Inc., Class A	(28,240)	(325,526)
Vermilion Energy, Inc.	(50,740)	(206,831)
Whitecap Resources, Inc.	(309,080)	(509,961)
		(19,028,032)
China—(0.4)%
NIO, Inc., ADR	(139,200)	(1,662,048)
Denmark—(0.1)%
Tryg A/S	(15,647)	(460,431)
France—(0.3)%
Ipsen SA	(6,830)	(655,014)
Renault SA	(23,209)	(551,567)
		(1,206,581)
Germany—(0.2)%
Commerzbank AG	(101,028)	(519,198)
thyssenkrupp AG	(32,950)	(256,117)
		(775,315)
Japan—(1.1)%
Dentsu Group, Inc.	(36,800)	(821,015)
Isetan Mitsukoshi Holdings Ltd.	(182,800)	(834,119)
JFE Holdings, Inc.	(173,600)	(1,139,491)
Nissan Motor Co.Ltd.	(309,200)	(1,057,638)
SoftBank Group Corp.	(16,000)	(1,009,169)
Toshiba Corp.	(1,800)	(55,046)
		(4,916,478)
Netherlands—(0.1)%
Altice Europe N.V.	(107,549)	(509,918)
	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
Singapore—(0.1)%
Singapore Airlines Ltd.	(218,700)	$(545,560)
Sweden—(0.2)%
Aprea Therapeutics, Inc.	(9,622)	(263,932)
Industrivarden AB, Shares C	(27,739)	(684,251)
		(948,183)
Switzerland—(0.0)%†
IWG PLC	(8,218)	(24,706)
United Kingdom—(0.3)%
Rolls-Royce Holdings PLC	(248,525)	(745,538)
Whitbread PLC	(31,443)	(892,784)
		(1,638,322)
United States—(11.9)%
3M Co.	(1,810)	(272,351)
Acorda Therapeutics, Inc.	(171,220)	(107,663)
Akamai Technologies, Inc.	(27,825)	(3,128,643)
Align Technology, Inc.	(1,696)	(498,319)
American Airlines Group, Inc.	(6,430)	(71,502)
American Eagle Outfitters, Inc.	(169,062)	(1,690,620)
Antero Midstream Corp.	(35,104)	(199,040)
Anthem, Inc.	(6,975)	(1,909,755)
Arrowhead Pharmaceuticals, Inc.	(6,519)	(280,773)
Avadel Pharmaceuticals PLC, ADR	(39,107)	(306,208)
Axsome Therapeutics, Inc.	(2,251)	(160,564)
Bandwidth, Inc., Class A	(11,183)	(1,619,075)
Boeing Co./The	(6,712)	(1,060,496)
Brinker International, Inc.	(5,110)	(137,408)
Brunswick Corp.	(3,714)	(248,764)
Caesars Entertainment, Inc.	(11,791)	(366,111)
Campbell Soup Co.	(16,204)	(803,232)
Camping World Holdings, Inc., Class A	(6,467)	(236,822)
Cantel Medical Corp.	(20,155)	(952,324)
Cara Therapeutics, Inc.	(14,480)	(238,051)
Carnival Corp.	(92,000)	(1,276,960)
Caterpillar, Inc.	(3,738)	(496,705)
CenturyLink, Inc.	(51,289)	(494,939)
Citizens Financial Group, Inc.	(13,000)	(322,530)
Cracker Barrel Old Country Store, Inc.	(2,600)	(287,222)
Cummins, Inc.	(1,900)	(367,194)
D.R.Horton, Inc.	(7,630)	(504,801)
Dave & Buster's Entertainment, Inc.	(13,000)	(160,420)
Deluxe Corp.	(7,800)	(220,194)
Dick's Sporting Goods, Inc.	(14,120)	(644,154)
Domtar Corp.	(19,038)	(399,608)
Dycom Industries, Inc.	(5,200)	(222,716)
Electronic Arts, Inc.	(3,549)	(502,609)
elf Beauty, Inc.	(6,249)	(111,607)
Ellington Financial, Inc.	(19,519)	(229,543)
Equity Residential	(10,100)	(541,663)
Everi Holdings, Inc.	(49,060)	(278,661)
EW Scripps Co./The, Class A	(4,108)	(46,749)

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2020

	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
United States—(continued)
Exact Sciences Corp.	(7,245)	(686,464)
Expedia Group, Inc.	(5,424)	(439,398)
First Solar, Inc.	(4,150)	(247,132)
Franklin Resources, Inc.	(12,640)	(266,072)
G1 Therapeutics, Inc.	(18,967)	(278,246)
Gap, Inc./The	(10,100)	(135,037)
General Mills, Inc.	(7,888)	(499,074)
Halliburton Co.	(20,637)	(295,728)
HEICO Corp.	(4,883)	(469,354)
Hess Corp.	(11,978)	(589,437)
Hexcel Corp.	(9,894)	(369,046)
Home Depot, Inc./The	(7,810)	(2,073,477)
Inphi Corp.	(1,896)	(247,731)
Intercept Pharmaceuticals, Inc.	(5,560)	(253,758)
International Paper Co.	(15,190)	(528,460)
Intersect ENT, Inc.	(2,814)	(48,373)
Intra-Cellular Therapies, Inc.	(7,103)	(140,817)
Invesco Ltd.	(25,280)	(253,811)
iRhythm Technologies, Inc.	(2,192)	(272,860)
Iron Mountain, Inc.	(39,430)	(1,111,532)
J.M.Smucker Co./The	(2,570)	(281,029)
KBR, Inc.	(24,533)	(545,614)
Kohl's Corp.	(12,910)	(245,806)
Kroger Co./The	(24,557)	(854,338)
Lam Research Corp.	(1,315)	(495,965)
Las Vegas Sands Corp.	(11,346)	(495,139)
Lattice Semiconductor Corp.	(15,862)	(493,150)
LendingTree, Inc.	(54)	(18,700)
Liberty Media Corp-Liberty Braves, Class A	(1,968)	(37,215)
Liberty Media Corp-Liberty SiriusXM, Class A	(18,420)	(640,832)
Liberty Media Corp.-Liberty Formula One, Class A	(4,529)	(149,865)
M&T Bank Corp.	(9,926)	(1,051,660)
Macy's, Inc.	(54,220)	(328,573)
Madrigal Pharmaceuticals, Inc.	(2,848)	(292,233)
Marathon Petroleum Corp.	(19,814)	(756,895)
Markel Corp.	(181)	(189,062)
Match Group, Inc.	(30,240)	(3,105,648)
MGM Resorts International	(15,392)	(247,657)
Mirati Therapeutics, Inc.	(2,942)	(356,894)
Monro, Inc.	(5,120)	(288,256)
Nektar Therapeutics	(1,600)	(35,456)
New Relic, Inc.	(7,111)	(504,241)
Nordstrom, Inc.	(41,551)	(568,833)
Norwegian Cruise Line Holdings Ltd.	(104,975)	(1,431,859)
Nuance Communications, Inc.	(12,770)	(349,259)
Omeros Corp.	(16,037)	(205,755)
Packaging Corp.of America	(5,060)	(486,367)
PennyMac Mortgage Investment Trust	(18,097)	(341,128)
Polaris, Inc.	(2,421)	(250,888)
Reata Pharmaceuticals, Inc., Class A	(2,128)	(314,306)
Regions Financial Corp.	(25,370)	(275,518)
Royal Caribbean Cruises Ltd.	(13,272)	(646,479)
Scientific Games Corp., Class A	(25,889)	(454,870)
SEI Investments Co.	(10,110)	(529,056)
	Number of shares	Value
Investments sold short—(concluded)
Common stocks—(concluded)
United States—(concluded)
Shake Shack, Inc., Class A	(3,900)	$(189,345)
Sirius XM Holdings, Inc.	(50,300)	(295,764)
Slack Technologies, Inc., Class A	(24,679)	(729,264)
Teradata Corp.	(7,800)	(163,800)
Tricida, Inc.	(12,553)	(167,959)
United States Steel Corp.	(128,000)	(852,480)
ViacomCBS, Inc., Class B	(19,256)	(502,004)
Westrock Co.	(20,250)	(543,915)
Wingstop, Inc.	(2,271)	(354,844)
World Wrestling Entertainment, Inc., Class A	(34,750)	(1,619,698)
Wynn Resorts Ltd.	(7,955)	(576,181)
Yum! Brands, Inc.	(3,400)	(309,570)
Zions Bancorp N.A.	(12,910)	(419,188)
		(54,594,361)
Total common stocks (cost—$(86,873,820))		(86,808,830)
	Number of warrants
Warrants—(0.0)%†
United States—(0.0)%†
Occidental Petroleum Corp.expires 08/03/27	(1,972)	(11,042)
Total warrants (cost—$0)		(11,042)
	Face amount
Corporate bonds—(0.2)%
United States—(0.2)%
United States Steel Corp. 6.250%, due 03/15/26	$(1,500,000)	(1,001,250)
Total corporate bonds (cost—$(1,087,500))		(1,001,250)
	Number of shares
Investment companies—(3.3)%
Horizon S&P/TSX 60 Index ETF	(113,580)	(3,114,557)
Invesco QQQ Trust, Series 1	(4,060)	(1,079,108)
iShares Edge MSCI USA Momentum Factor ETF	(8,870)	(1,243,485)
iShares Russell 2000 ETF	(5,745)	(846,583)
iShares S&P/TSX 60 Index ETF	(265,587)	(4,861,841)
SPDR Dow Jones Industrial Average ETF Trust	(1,560)	(412,386)
SPDR S&P 500 ETF Trust	(11,519)	(3,761,184)
Total investment companies (cost—$(13,836,585))		(15,319,144)
Total investments sold short (proceeds—$101,797,905)		(103,140,266)
Other assets in excess of liabilities—23.2%		106,207,422
Net assets—100.0%		$457,264,405

For a listing of defined portfolio acronyms, counterparty acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 267.

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2020

Equity options written

Notional amount		Number of contracts	Call options	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
EUR	4,254,250	119	Call Euro STOXX 50, strike @ 3,575.00	10/16/20	$66,299	$(12,055)	$54,244
USD	19,278,000	126	Call Russell 2000 Index, strike @ 1,530.00	09/18/20	741,204	(464,814)	276,390
CHF	756,000	7	Call Swiss Market Index, strike @ 10,800.00	09/18/20	2,712	(980)	1,732
CHF	756,000	7	Call Swiss Market Index, strike @ 10,800.00	10/16/20	7,491	(2,824)	4,667
	Total				$817,706	$(480,673)	$337,033
			Put options
EUR	2,488,500	79	Put Euro STOXX 50, strike @ 3,150.00	10/16/20	$73,686	$(120,231)	$(46,545)
USD	2,730,000	21	Put Russell 2000 Index, strike @ 1,300.00	09/18/20	130,922	(44,394)	86,528
USD	3,000,000	10	Put S&P 500 Index, strike @ 3,000.00	09/18/20	59,653	(37,500)	22,153
USD	3,000,000	10	Put S&P 500 Index, strike @ 3,000.00	10/16/20	87,983	(68,660)	19,323
CHF	3,434,000	34	Put Swiss Market Index, strike @ 10,100.00	09/18/20	165,612	(115,062)	50,550
CHF	612,000	6	Put Swiss Market Index, strike @ 10,200.00	09/19/20	24,604	(23,481)	1,123
CHF	582,000	6	Put Swiss Market Index, strike @ 9,700.00	09/20/20	8,508	(10,103)	(1,595)
CHF	582,000	6	Put Swiss Market Index, strike @ 9,700.00	10/16/20	12,384	(13,646)	(1,262)
	Total				$563,352	$(433,077)	$130,275
Total equity options written					$1,381,058	$(913,750)	$467,308

Options written

Notional amount		Number of contracts	Call options	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
USD	16,000	20	Avadel Pharmaceuticals PLC, strike @ 7.50	09/18/20	$1,272	$(1,500)	$(228)

Futures contracts

Number of contracts	Currency		Expiration date	Current notional amount	Value	Unrealized appreciation (depreciation)
Index futures buy contracts:
18	EUR	EURO STOXX 50 Index Futures	September 2020	$695,064	$674,892	$(20,172)
69	USD	Mini MSCI Emerging Markets (EM) Index Futures	September 2020	3,297,965	3,689,085	391,120
53	USD	S&P 500 E-Mini Index Futures	September 2020	8,209,882	8,648,275	438,393
50	USD	S&P 500 E-Mini Index Futures	December 2021	618,125	633,125	15,000
50	USD	S&P 500 E-Mini Index Futures	December 2022	631,250	633,750	2,500
U.S. Treasury futures buy contracts:
487	USD	U.S. Treasury Note 10 Year Futures	September 2020	67,155,246	68,218,047	1,062,801
Total				$80,607,532	$82,497,174	$1,889,642
Index futures sell contracts:
284	EUR	EURO STOXX 600 Index Futures	September 2020	(6,007,604)	(5,959,794)	47,810
25	JPY	TOPIX Index Futures	September 2020	(3,740,805)	(3,534,316)	206,489
138	USD	MSCI ACWI Index Futures	September 2020	(3,619,815)	(3,828,120)	(208,305)

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2020

Futures contracts—(concluded)

Number of contracts	Currency		Expiration date	Current notional amount	Value	Unrealized appreciation (depreciation)
Index futures sell contracts—(concluded)
61	USD	MSCI Industrials Index Futures	September 2020	$(2,044,942)	$(2,126,991)	$(82,049)
74	USD	MSCI World Index Futures	September 2020	(4,752,200)	(5,029,780)	(277,580)
127	USD	Russell 2000 Mini Index Futures	September 2020	(8,789,676)	(9,384,030)	(594,354)
Total				$(28,955,042)	$(29,863,031)	$(907,989)
Net unrealized appreciation (depreciation)						$981,653

Centrally cleared credit default swap agreements on credit indices—sell protection7

Referenced obligations	Notional amount (000)		Maturity date	Payment frequency	Payments received by the Portfolio[6]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
iTraxx Europe Crossover Series 33 Index	EUR	7,407	06/20/25	Quarterly	5.000%	$(260,087)	$517,321	$257,234

Centrally cleared interest rate swap agreements

Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[6]	Payments received by the Portfolio[6]	Value	Unrealized appreciation (depreciation)
CNY	8,800	03/18/25	Quarterly	6 Month GBP LIBOR	2.300%	$(15,422)	$(15,422)
CNY	46,000	06/17/25	Quarterly	6 Month GBP LIBOR	0.020	(190,899)	(190,899)
CNY	12,000	06/17/25	Quarterly	6 Month GBP LIBOR	0.226	(26,382)	(26,382)
CNY	29,000	06/17/25	Quarterly	6 Month GBP LIBOR	0.023	(64,752)	(64,752)
CNY	25,500	03/18/25	Quarterly	6 Month GBP LIBOR	2.975	67,946	67,946
CNY	12,700	03/18/25	Quarterly	6 Month GBP LIBOR	2.998	35,627	35,627
USD	3,282	01/14/25	Annual	1.808%	12 Month US CPI	(84,418)	(84,418)
USD	9,679	01/15/25	Annual	1.821	12 Month US CPI	(256,178)	(256,178)
CNY	41,300	09/16/25	Quarterly	6 Month GBP LIBOR	2.660	13,454	13,454
GBP	4,284	05/15/29	Annual	12 Month GBP LIBOR	3.591	239,529	239,529
GBP	2,667	12/15/29	Annual	12 Month GBP LIBOR	3.513	95,939	95,939
GBP	1,100	12/15/29	Annual	12 Month GBP LIBOR	3.538	55,175	55,175
USD	488	07/28/50	Annual	1.828	12 Month US CPI	(54,100)	(54,100)
USD	487	07/29/50	Annual	1.810	12 Month US CPI	(50,434)	(50,434)
USD	488	07/28/50	Annual	1.828	12 Month US CPI	(49,847)	(49,847)
	Total					$(284,762)	$(284,762)

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2020

OTC Total return swap agreements

Counterparty	Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[6]	Payments received by the Portfolio[6]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
BOA	EUR	4,288	07/09/21	Monthly	MSCI World Net Total Return USD Index	1 Month EURIBOR minus 33 bps	$—	$119,698	$119,698
CITI	USD	2,324	09/08/20	Monthly	MSCI World Net Total Return USD Index	1 Month USD LIBOR minus 30 bps	—	(57,316)	(57,316)
CITI	USD	1,282	11/04/20	Monthly	USTN.S Index	1 Month USD LIBOR plus 30 bps	—	(110,270)	(110,270)
MSCI	EUR	31	12/19/22	At Maturity	1 Day Federal Fund Rate plus 55 bps	Cellnex Telecom N.A., Common Stock	—	571,412	571,412
MSCI	USD	2,900	10/27/22	At Maturity	Technology Select Sector Index	1 Day Federal Fund Rate minus 10 bps	—	(778,188)	(778,188)
MSCI	USD	3,242	10/27/22	At Maturity	Industrial Select Sector Index	1 Day Federal Fund Rate minus 35 bps	—	(225,024)	(225,024)
MSCI	USD	1,507	10/27/22	At Maturity	Consumer Discretionary Select Sector Index	1 Day Federal Fund Rate minus 25 bps	—	(253,994)	(253,994)
MSCI	USD	7,068	10/27/22	At Maturity	S&P 500 Index	1 Day Federal Fund Rate minus 25 bps	—	(1,835,721)	(1,835,721)
MSCI	USD	225	10/27/22	At Maturity	Dow Jones U.S. Real Estate Index	1 Day Federal Fund Rate minus 20 bps	—	28,263	28,263
MSCI	USD	1,058	10/27/22	At Maturity	Financial Select Sector Index	1 Day Federal Fund Rate minus 35 bps	—	158,344	158,344
MSCI	USD	1,354	10/27/22	At Maturity	Health Care Select Sector Index	1 Day Federal Fund Rate minus 25 bps	—	(183,508)	(183,508)
MSCI	USD	233	10/27/22	At Maturity	Gilead Sciences, Inc., Common Stock	1 Day Federal Fund Rate minus 30 bps	—	18,293	18,293
MSCI	USD	31	12/19/22	At Maturity	1 Day Federal Fund Rate	Cellnex Telecom SA, Common Stock	—	128,881	128,881
MSCI	USD	11	02/03/23	At Maturity	1 Day Federal Fund Rate plus 50 bps	Becton Dickinson and Co., Common Stock	—	525,803	525,803
SG	USD	262	01/15/21	Monthly	AT&T,Inc. Common Stock	1 Month USD LIBOR	—	58,880	58,880
SG	USD	266	01/15/21	Monthly	Verizon Communications,	1 Month USD	— Inc. Common Stock	7,109 LIBOR	7,109
SG	USD	133	01/15/21	Monthly	Walt Disney Co./ The Common Stock	1 Month USD LIBOR plus 15 bps	—	25,040	25,040
SG	USD	133	01/15/21	Monthly	CenturyLink, Inc., Common Stock	1 Month USD LIBOR plus 15 bps	—	34,603	34,603
SG	USD	134	01/15/21	Monthly	Netflix, Inc., Common Stock	1 Month USD LIBOR plus 15 bps	—	(60,551)	(60,551)
SG	USD	133	01/15/21	Monthly	Fox, Corp. Class B, Common Stock	1 Month USD LIBOR plus 15 bps	—	38,355	38,355
SG	USD	132	01/15/21	Monthly	Discovery, Inc. Common Stock	1 Month USD LIBOR plus 5 bps	—	44,139	44,139
SG	USD	134	01/15/21	Monthly	ViacomCBS, Inc., Common Stock	1 Month USD LIBOR plus 15 bps	—	48,052	48,052
JPMCB	CAD	27	2/22/21	Monthly	0.30	Cineplex, Inc.	—	(506,045)	(506,045)
JPMCB	EUR	23	2/22/21	Monthly	0.42	Ingenico Group SA	—	84,770	84,770
JPMCB	EUR	41	6/16/21	Monthly	0.30	Unilever N.V.	—	87,405	87,405
JPMCB	EUR	36	2/22/21	Monthly	Worldline SA	0.30	—	(67,866)	(67,866)
JPMCB	EUR	17	6/15/21	Monthly	Just Eat Takeaway.com N.V	0.31	—	(100,570)	(100,570)

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2020

OTC Total return swap agreements—(concluded)

Counterparty	Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[6]	Payments received by the Portfolio[6]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
JPMCB	EUR	41	3/5/21	Monthly	0.30	Qiagen N.V.	$—	$268,000	$268,000
JPMCB	GBP	41	6/16/21	Monthly	Unilever N.V.	0.30	—	(84,633)	(84,633)
JPMCB	SEK	21	6/28/21	Monthly	Evolution Gaming Group A	1.07	—	34,980	34,980
JPMCB	SEK	162	6/28/21	Monthly	0.30	NetEnt AB	—	(48,207)	(48,207)
JPMCB	USD	31	7/15/21	Monthly	Analog Devices, Inc	0.30	—	67,365	67,365
JPMCB	USD	25	2/22/21	Monthly	Borgwarner, Inc.	0.30	—	(175,076)	(175,076)
JPMCB	USD	76	2/24/21	Monthly	Morgan Stanley	0.30	—	(88,503)	(88,503)
JPMCB	USD	75	2/24/21	Monthly	0.30	E*TRADE Financial Corp	—	173,181	173,181
JPMCB	USD	52	7/15/21	Monthly	0.30	Maxim Integrated Products, Inc.	—	(106,587)	(106,587)
JPMCB	USD	78	2/22/21	Monthly	Schwab (Charles) Corp.	0.30	—	1,024,553	1,024,553
JPMCB	USD	16	2/22/21	Monthly	0.30	Tiffany & Co.	—	(127,163)	(127,163)
JPMCB	USD	74	2/22/21	Monthly	0.30	TD Ameritrade Holding Corp.	—	(950,927)	(950,927)
JPMCB	USD	8	3/19/21	Monthly	Brookfield Renewable Partner	4.52	—	(37,588)	(37,588)
JPMCB	USD	65	2/22/21	Monthly	0.30	Delphi Technologies PLC	—	76,760	76,760
JPMCB	USD	21	3/11/21	Monthly	0.30	Willis Towers Watson PLC	—	781,695	781,695
JPMCB	USD	25	6/15/21	Monthly	0.30	GrubHub, Inc.	—	181,340	181,340
JPMCB	USD	20	4/1/21	Monthly	Aon PLC	0.30	—	(3,145,324)	(3,145,324)
JPMCB	USD	2	8/3/21	Monthly	Brookfield Renewable Partner	0.00	—	(93,385)	(93,385)
JPMCB	USD	59	44249.00	Monthly	0.30	Advanced Disposal Services, Inc.	—	(165,863)	(165,863)
JPMCB	USD	36	44249.00	Monthly	0.30	Acacia Communications Inc.	—	(24,671)	(24,671)
JPMCB	USD	244	44249.00	Monthly	0.30	Fitbit, Inc., Class A	—	26,297	26,297
JPMCB	USD	22	44274.00	Monthly	0.30	Terraform Power Inc. — A	—	113,332	113,332
JPMCB	USD	115	44249.00	Monthly	0.30	Wright Medical Group N.V.	—	(33,378)	(33,378)
							$—	$(4,533,808)	$(4,533,808)

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2020

Forward foreign currency contracts

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
BB	AUD	6,463,133	USD	4,483,443	09/16/20	$(134,853)
BB	CAD	7,823,613	USD	5,757,941	09/16/20	(83,551)
BB	EUR	1,391,876	USD	1,573,481	09/16/20	(67,577)
BB	GBP	5,903,681	USD	7,439,569	09/16/20	(290,151)
BB	JPY	63,326,555	USD	593,853	09/16/20	(4,688)
BB	JPY	1,435,464	USD	13,646	09/16/20	79
BB	NOK	195,461,772	USD	21,082,518	09/16/20	(396,356)
BB	NZD	22,686,575	USD	14,556,120	09/16/20	(490,294)
BB	SEK	140,406,406	USD	15,319,415	09/16/20	(678,876)
BB	SGD	9,824,535	USD	7,059,493	09/16/20	(91,351)
BB	USD	21,247,699	AUD	31,346,334	09/16/20	1,151,140
BB	USD	2,875,841	CAD	3,862,469	09/16/20	8,067
BB	USD	38,393,814	EUR	34,402,673	09/16/20	2,167,842
BB	USD	9,908,323	GBP	7,888,576	09/16/20	420,229
BB	USD	7,083,993	JPY	768,181,140	09/16/20	176,594
BB	USD	4,088,154	NZD	6,255,685	09/16/20	60,802
BB	USD	450,322	NZD	674,238	09/16/20	(3,147)
BB	USD	4,682,260	SEK	43,985,906	09/16/20	329,614
BB	USD	3,232,058	SGD	4,520,003	09/16/20	57,852
BNP	CHF	169,000	USD	179,193	08/19/20	(5,676)
BNP	GBP	1,068,262	USD	1,361,447	08/19/20	(37,022)
BNP	INR	12,823,950	USD	170,000	08/19/20	(1,169)
BNP	SGD	4,180,000	USD	3,010,950	08/19/20	(31,314)
BOA	AUD	4,300,000	USD	2,992,779	08/19/20	(79,521)
BOA	CHF	250,000	USD	263,518	08/19/20	(9,957)
BOA	EUR	5,657,332	USD	6,479,053	08/19/20	(187,098)
BOA	EUR	4,948,787	USD	5,659,775	10/21/20	(179,245)
BOA	JPY	44,258,304	USD	409,265	08/19/20	(8,905)
BOA	SEK	558,000	USD	61,685	08/19/20	(1,876)
BOA	USD	151,834	CHF	141,000	08/19/20	2,406
BOA	USD	2,744,322	EUR	2,402,833	08/19/20	86,985
BOA	USD	263,712	MXN	5,926,962	10/15/20	197
BOA	USD	155,858	SEK	1,380,000	08/19/20	1,336
CITI	CNY	49,250,000	USD	6,948,489	10/15/20	(74,376)
CITI	GBP	2,057,264	USD	2,631,560	08/19/20	(61,618)
CITI	JPY	81,746,890	AUD	1,090,789	08/19/20	6,979
CITI	USD	120,943	CAD	162,137	08/19/20	109
CITI	USD	2,123,793	CNY	14,900,000	10/15/20	891
CITI	USD	763,172	EUR	667,500	08/19/20	23,357
GS	KRW	3,661,232,000	USD	3,066,564	09/14/20	(6,823)
GS	USD	1,835,899	CNY	13,000,000	10/15/20	17,852
GSI	AUD	8,740,000	JPY	666,924,054	08/19/20	56,736
GSI	EUR	104,000	USD	118,872	08/19/20	(3,673)
GSI	JPY	163,721,952	AUD	2,184,308	08/19/20	13,752
GSI	JPY	38,543,163	USD	358,422	08/19/20	(5,749)

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2020

Forward foreign currency contracts—(continued)

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
GSI	KRW	736,500,000	USD	616,876	09/14/20	$(1,373)
GSI	SEK	3,470,000	USD	372,400	08/19/20	(22,863)
GSI	USD	763,048	EUR	665,584	08/19/20	21,223
GSI	USD	6,155,000	JPY	661,882,233	08/19/20	98,726
GSI	USD	1,668,864	MXN	37,502,363	10/15/20	1,000
GSI	USD	527,424	MXN	11,837,491	10/15/20	(337)
JPMCB	CAD	633,654	USD	471,517	08/19/20	(1,571)
JPMCB	EUR	611,516	USD	689,944	08/19/20	(30,618)
JPMCB	EUR	337,641	USD	368,202	09/30/20	(30,007)
JPMCB	EUR	1,483,856	USD	1,678,714	10/21/20	(72,072)
JPMCB	EUR	1,454,897	USD	1,655,393	02/26/21	(66,199)
JPMCB	EUR	114,927	USD	125,983	03/31/21	(10,101)
JPMCB	EUR	120,808	USD	143,609	03/31/21	562
JPMCB	GBP	169,600	USD	213,102	08/19/20	(8,922)
JPMCB	GBP	259,746	USD	337,904	08/28/20	(2,148)
JPMCB	GBP	354,752	USD	463,395	08/28/20	(1,036)
JPMCB	GBP	1,825,957	USD	2,279,835	11/30/20	(111,853)
JPMCB	JPY	81,748,777	AUD	1,093,593	08/19/20	8,964
JPMCB	JPY	22,900,000	USD	212,677	08/19/20	(3,691)
JPMCB	TWD	8,600,000	USD	294,087	08/19/20	497
JPMCB	USD	219,674	CAD	298,035	08/19/20	2,840
JPMCB	USD	498,537	CAD	676,920	09/30/20	6,903
JPMCB	USD	3,053,102	EUR	2,669,083	08/19/20	91,935
JPMCB	USD	410,371	EUR	377,665	09/30/20	35,041
JPMCB	USD	9,374	EUR	8,000	10/21/20	65
JPMCB	USD	2,253,824	EUR	1,992,307	11/30/20	98,983
JPMCB	USD	505,576	GBP	400,000	08/19/20	18,067
JPMCB	USD	763,897	GBP	614,498	08/28/20	40,585
JPMCB	USD	53,269	JPY	5,709,000	08/19/20	672
MSCI	AUD	29,760,353	USD	20,167,883	09/16/20	(1,097,678)
MSCI	CAD	31,735,702	USD	23,382,843	09/16/20	(312,586)
MSCI	CAD	535,154	USD	400,183	09/16/20	612
MSCI	EUR	25,553,468	USD	28,701,926	09/16/20	(1,426,287)
MSCI	GBP	11,510,355	USD	14,514,918	09/16/20	(555,646)
MSCI	GBP	1,397,663	USD	1,837,653	09/16/20	7,686
MSCI	JPY	1,216,869,218	USD	11,369,477	09/16/20	(131,958)
MSCI	JPY	122,134,952	USD	1,160,143	09/16/20	5,766
MSCI	NOK	85,143,537	USD	9,195,010	09/16/20	(161,231)
MSCI	NOK	9,046,998	USD	996,893	09/16/20	2,737
MSCI	NZD	7,784,479	USD	5,005,014	09/16/20	(157,886)
MSCI	SEK	108,291,803	USD	11,911,449	09/16/20	(427,616)
MSCI	SEK	34,487,127	USD	3,941,158	09/16/20	11,601
MSCI	SGD	4,784,734	USD	3,437,328	09/16/20	(45,266)
MSCI	USD	12,999,080	AUD	18,872,778	09/16/20	486,653
MSCI	USD	1,584,515	AUD	2,213,212	09/16/20	(3,042)

PACE Alternative Strategies Investments

Forward foreign currency contracts—(concluded)

Counterparty	Sell		Purchase		Settlement date	Unrealized appreciation (depreciation)
MSCI	USD	7,055,187	CAD	9,528,817	09/16/20	$59,495
MSCI	USD	390,380	CAD	522,040	09/16/20	(599)
MSCI	USD	9,416,568	EUR	8,272,420	09/16/20	336,833
MSCI	USD	541,328	EUR	458,711	09/16/20	(496)
MSCI	USD	7,006,600	GBP	5,560,211	09/16/20	273,414
MSCI	USD	51,176	GBP	39,000	09/16/20	(113)
MSCI	USD	15,012,532	JPY	1,622,608,360	09/16/20	323,813
MSCI	USD	151,835	JPY	15,963,285	09/16/20	(955)
MSCI	USD	23,478,577	NOK	224,450,367	09/16/20	1,185,792
MSCI	USD	12,249,938	NZD	18,939,151	09/16/20	311,073
MSCI	USD	2,247,777	NZD	3,376,356	09/16/20	(8,476)
MSCI	USD	28,933,069	SEK	267,382,121	09/16/20	1,533,183
MSCI	USD	3,782,457	SGD	5,260,557	09/16/20	46,469
SG	JPY	327,350,827	AUD	4,371,310	08/19/20	30,308
SG	JPY	38,543,163	USD	358,256	08/19/20	(5,916)
SG	TWD	9,150,300	USD	311,695	08/19/20	(682)
SG	USD	6,155,000	JPY	662,189,368	08/19/20	101,628
Net unrealized appreciation (depreciation)						$2,091,855

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2020 in valuing the Fund's investments. In the event a Fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the portfolio of investments.

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$195,635,770	$52,702,752	$—	$248,338,522
Preferred stocks	—	682,574	—	682,574
Investment companies	24,226,272	—	—	24,226,272
Warrants	13,498	—	—	13,498
Corporate bonds	—	40,615,787	—	40,615,787
Short-term investments	—	115,047,790	—	115,047,790
Short-term U.S. Treasury obligations	—	23,996,050	—	23,996,050
Equity and foreign exchange options purchased	1,276,756	—	—	1,276,756
Futures contracts	1,909,814	254,299	—	2,164,113
Swap agreements	—	5,751,541	—	5,751,541
Forward foreign currency contracts	—	9,725,945	—	9,725,945
Total	$223,062,110	$248,776,738	$—	$471,838,848

PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2020

Fair valuation summary—(concluded)

Liabilities Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Investments sold short	$(90,878,557)	$(12,261,709)	$—	$(103,140,266)
Equity options written	(913,750)	—	—	(913,750)
Options written	(1,500)	—	—	(1,500)
Futures contracts	(1,162,288)	(20,172)	—	(1,182,460)
Swap agreements	—	(10,052,790)	—	(10,052,790)
Forward foreign currency contracts	—	(7,634,090)	—	(7,634,090)
Total	$(92,956,095)	$(29,968,761)	$—	$(122,924,856)

At July 31, 2020, there were no transfers in or out of Level 3.

Portfolio footnotes

*  Non-income producing security.

†  Amount represents less than 0.05% or (0.05)%.

1  Security, or portion thereof, pledged as collateral for investments sold short, written options, futures and/or swap agreements.

2  Security purchased on a when-issued basis. When-issued refers to a transaction made conditionally because a security, although authorized, has not yet been issued.

3  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $27,243,545, represented 6.0% of the Portfolio's net assets at period end.

4  Step bond—coupon rate increases in increments to maturity. The rate disclosed is the rate at the period end; the maturity date disclosed is the ultimate maturity date.

5  Rate shown is the discount rate at the date of purchase unless otherwise noted.

6  Payments made or received are based on the notional amount.

7  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.

See accompanying notes to financial statements.

PACE Select Advisors Trust

Portfolio acronyms:

ABS  Asset-backed Security

ADR  American Depositary Receipt

AGM  Assured Guaranty Municipal

AMT  Alternative Minimum Tax

ARM  Adjustable Rate Mortgage

BOBL  Bundesobligationen

CLO  Collateralized Loan Obligation

CMT  Constant Maturity Treasury Index

COFI  Cost of Funds Index

CPI  Consumer Price Index

DAC  Designated Activity Company

EMTN  Euro Medium Term Note

ETF  Exchange Traded Fund

EURIBOR  Euro Interbank Offered Rate

FHLB  Federal Home Loan Bank

FHLMC  Federal Home Loan Mortgage Corporation

FNMA  Federal National Mortgage Association

FRN  Floating Rate Note

GDR  Global Depositary Receipt

GMTN  Global Medium Term Note

GNMA  Government National Mortgage Association

GSAMP  Goldman Sachs Asset Mortgage Passthrough

GTD  Guaranteed

IO  Interest Only

JSC  Joint Stock Company

LIBOR  London Interbank Offered Rate

MTA  Monthly Treasury Average Index

MTN  Medium Term Note

NVDR  Non-Voting Depository Receipt

OTC  Over The Counter

PJSC  Private Joint Stock Company

PO  Principal Only

PSF  Permanent School Fund

REIT  Real Estate Investment Trust

REMIC  Real Estate Mortgage Investment Conduit

RPI  Retail Price Index

SBA  Small Business Administration

SIFMA  Municipal Swap Index Yield

SOFR  Secured Overnight Financing Rate

SONIA  Sterling Overnight Interbank Average Rate

SPDR  Standard and Poor's Depository Receipts

STRIP  Separate Trading of Registered Interest and Principal of Securities

TBA  To-Be-Announced Security

TIPS  Treasury inflation protected securities

UMBS  Uniform Mortgage Backed Securities

VRD  Variable rate demand notes are payable on demand. The interest rates shown are the current rates as of period end and reset periodically.

Currency type abbreviations:

AUD  Australian Dollar

CAD  Canadian Dollar

CHF  Swiss Franc

CNY  Chinese Yuan Renminbi

CZK  Czech Koruna

DKK  Danish Krone

EUR  Euro

GBP  Great Britain Pound

HUF  Hungarian Forint

IDR  Indonesian Rupiah

ILS  Israeli Shekel

INR  Indian Rupee

JPY  Japanese Yen

KRW  South Korean Won

MXN  Mexican Peso

MYR  Malaysian Ringgit

NOK  Norwegian Krone

NZD  New Zealand Dollar

PEN  Peruvian Sol

PLN  Polish Zloty

SEK  Swedish Krona

SGD  Singapore Dollar

THB  Thai Baht

TRY  Turkish Lira

TWD  Taiwan Dollar

USD  United States Dollar

ZAR  South African Rand

Counterparty acronyms:

ANZ  Australia and New Zealand Banking Group

BB  Barclays Bank PLC

BNP  BNP Paribas

BOA  Bank of America

CITI  Citibank NA

DB  Deutsche Bank AG

GS  Goldman Sachs

GSI  Goldman Sachs International

HSBC  HSBC Bank PLC

JPMCB  JPMorgan Chase Bank

MSCI  Morgan Stanley & Co. International PLC

RBC  Royal Bank of Canada

SCB  Standard Chartered Bank

SG  Societe Generale

SSC  State Street Bank and Trust Co.

TD  Toronto-Dominion Bank

See accompanying notes to financial statements.

PACE Select Advisors Trust

Understanding your Portfolio's expenses (unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transactional costs (as applicable), including sales charges (loads), or ongoing program fees; and (2) ongoing Portfolio costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in each Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, February 1, 2020 to July 31, 2020.

Actual expenses (unaudited)

The first line for each class of shares in the table below for each Portfolio provides information about its actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares for each respective Portfolio under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes (unaudited)

The second line for each class of shares in the table below for each Portfolio provides information about hypothetical account values and hypothetical expenses based on that Portfolio's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not that Portfolio's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads), or program fees. Therefore, the second line in the table for each class of shares for each Portfolio is useful in comparing ongoing Portfolio costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or program fees were included, your costs would have been higher.

PACE Select Advisors Trust

		Beginning account value February 1, 2020	Ending account value July 31, 2020	Expenses paid during period[1] 02/01/20 to 07/31/20	Expense ratio during the period
UBS Government Money Market Investments Fund
Class P	Actual	$1,000.00	$1,001.20	$2.14	0.43%
	Hypothetical (5% annual return before expenses)	1,000.00	1,022.72	2.16	0.43
PACE Mortgage-Backed Securities Fixed Income Investments
Class A	Actual	1,000.00	1,037.40	5.42	1.07
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.54	5.37	1.07
Class Y	Actual	1,000.00	1,038.70	4.16	0.82
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.79	4.12	0.82
Class P	Actual	1,000.00	1,037.90	4.15	0.82
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.79	4.12	0.82
PACE Intermediate Fixed Income Investments
Class A	Actual	1,000.00	1,056.50	4.65	0.91
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.34	4.57	0.91
Class Y	Actual	1,000.00	1,057.90	3.38	0.66
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.58	3.32	0.66
Class P	Actual	1,000.00	1,057.00	3.38	0.66
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.58	3.32	0.66
PACE Strategic Fixed Income Investments
Class A	Actual	1,000.00	1,052.20	5.56	1.09
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.44	5.47	1.09
Class Y	Actual	1,000.00	1,053.70	4.24	0.83
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.74	4.17	0.83
Class P	Actual	1,000.00	1,053.60	4.29	0.84
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.69	4.22	0.84
PACE Municipal Fixed Income Investments
Class A	Actual	1,000.00	1,011.50	4.10	0.82
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.79	4.12	0.82
Class Y	Actual	1,000.00	1,012.80	2.85	0.57
	Hypothetical (5% annual return before expenses)	1,000.00	1,022.03	2.87	0.57
Class P	Actual	1,000.00	1,012.80	2.85	0.57
	Hypothetical (5% annual return before expenses)	1,000.00	1,022.03	2.87	0.57
PACE Global Fixed Income Investments
Class A	Actual	1,000.00	1,048.30	5.25	1.03
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.74	5.17	1.03
Class Y	Actual	1,000.00	1,049.00	4.43	0.87
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.54	4.37	0.87
Class P	Actual	1,000.00	1,049.70	4.28	0.84
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.69	4.22	0.84

PACE Select Advisors Trust

		Beginning account value February 1, 2020	Ending account value July 31, 2020	Expenses paid during period[1] 02/01/20 to 07/31/20	Expense ratio during the period
PACE High Yield Investments
Class A	Actual	$1,000.00	$979.80	$5.22	1.06%
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.59	5.32	1.06
Class Y	Actual	1,000.00	981.10	4.33	0.88
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.49	4.42	0.88
Class P	Actual	1,000.00	980.10	4.48	0.91
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.34	4.57	0.91
PACE Large Co Value Equity Investments
Class A	Actual	1,000.00	851.40	6.90	1.50
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.40	7.52	1.50
Class Y	Actual	1,000.00	852.50	5.90	1.28
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.50	6.42	1.28
Class P	Actual	1,000.00	852.20	5.76	1.25
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.65	6.27	1.25
PACE Large Co Growth Equity Investments
Class A	Actual	1,000.00	1,163.50	6.08	1.13
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.24	5.67	1.13
Class Y	Actual	1,000.00	1,165.40	4.74	0.88
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.49	4.42	0.88
Class P	Actual	1,000.00	1,165.50	4.74	0.88
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.49	4.42	0.88
PACE Small/Medium Co Value Equity Investments
Class A	Actual	1,000.00	895.50	5.89	1.25
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.65	6.27	1.25
Class Y	Actual	1,000.00	896.60	5.00	1.06
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.59	5.32	1.06
Class P	Actual	1,000.00	896.20	4.90	1.04
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.69	5.22	1.04
PACE Small/Medium Co Growth Equity Investments
Class A	Actual	1,000.00	1,077.70	6.41	1.24
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.70	6.22	1.24
Class Y	Actual	1,000.00	1,078.50	5.58	1.08
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.49	5.42	1.08
Class P	Actual	1,000.00	1,078.10	5.58	1.08
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.49	5.42	1.08
PACE International Equity Investments
Class A	Actual	1,000.00	948.80	9.01	1.86
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.61	9.32	1.86
Class Y	Actual	1,000.00	949.80	7.42	1.53
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.25	7.67	1.53
Class P	Actual	1,000.00	950.30	7.61	1.57
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.06	7.87	1.57

PACE Select Advisors Trust

		Beginning account value February 1, 2020	Ending account value July 31, 2020	Expenses paid during period[1] 02/01/20 to 07/31/20	Expense ratio during the period
PACE International Emerging Markets Equity Investments
Class A	Actual	$1,000.00	$1,033.70	$8.34	1.65%
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.66	8.27	1.65
Class Y	Actual	1,000.00	1,034.90	7.08	1.40
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.90	7.02	1.40
Class P	Actual	1,000.00	1,035.10	7.08	1.40
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.90	7.02	1.40
PACE Global Real Estate Securities Investments
Class A	Actual	1,000.00	791.00	6.46	1.45
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.65	7.27	1.45
Class P	Actual	1,000.00	792.70	5.35	1.20
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.90	6.02	1.20
PACE Alternative Strategies Investments
Class A	Actual	1,000.00	1,029.80	13.53	2.68
	Hypothetical (5% annual return before expenses)	1,000.00	1,011.54	13.40	2.68
Class Y	Actual	1,000.00	1,031.70	12.33	2.44
	Hypothetical (5% annual return before expenses)	1,000.00	1,012.73	12.21	2.44
Class P	Actual	1,000.00	1,030.90	12.32	2.44
	Hypothetical (5% annual return before expenses)	1,000.00	1,012.73	12.21	2.44

1  Expenses are equal to the Portfolios' annualized net expense ratios, multiplied by the average account value over the period, multiplied by 182 divided by 366 (to reflect the one-half year period).

PACE Select Advisors Trust

Statement of assets and liabilities
July 31, 2020

	UBS Government Money Market Investments Fund	PACE Mortgage-Backed Securities Fixed Income Investments	PACE Intermediate Fixed Income Investments	PACE Strategic Fixed Income Investments
Assets:
Investments, at cost
Investments	$265,254,472	$571,576,468	$365,726,981	$830,706,457
Repurchase agreements	51,367,000	3,800,000	—	2,200,000
Foreign currency	—	—	47,697	1,314,393
Investments, at value
Investments[1]	$265,254,472	$582,305,015	$390,731,665	$882,407,776
Repurchase agreements	51,367,000	3,800,000	—	2,200,000
Foreign currency	—	—	48,135	1,342,305
Cash	531	—	7	—
Cash collateral on futures	—	504,000	493,440	467,000
Cash collateral on swap agreements	—	1,337,000	388,120	844,000
Cash collateral for forward foreign currency contracts	—	—	585,000	—
Due from broker	—	400,559	—	533,374
Receivable for investments sold	—	—	1,014,876	216,405
Receivable for investments sold short	—	90,269,725	24,895,530	3,832,086
Receivable for when issued TBA securities	—	427,361,189	13,898,735	194,123,605
Receivable for interest	87,621	1,127,144	2,001,841	5,693,782
Receivable for foreign tax reclaims	—	—	888	374
Receivable from affiliate	85,481	—	—	—
Receivable for fund shares sold	2,288,363	173,712	155,616	316,220
Receivable for variation margin on futures contracts	—	—	—	973,941
Receivable for variation margin on centrally cleared swap agreements	—	67,728	14,973	298,193
OTC swap agreements, at value[2]	—	—	10,805	—
Unrealized appreciation on forward foreign currency contracts	—	—	81,620	9,376
Other assets	33,344	20,023	21,138	22,314
Total assets	319,116,812	1,107,366,095	434,342,389	1,093,280,751
Liabilities:
Investments sold short, at value (proceeds—$0; $8,999,178; $24,866,757; $0; $0; $0 and $0, respectively)	—	9,019,403	24,928,082	—
Reverse repurchase agreements, at value (cost—$0; $21,219,427; $0; $1,633,600; $0; $0 and $0, respectively)	—	21,219,427	—	1,633,600
Options and swaptions written, at value (premiums received $0; $347,672; $2,528,752; $100,376; $0; $0 and $0, respectively)	—	76,501	2,910,820	15,495
Due to broker	—	1,671,110	276,264	1,243,943
Payable for cash collateral from securities loaned	—	—	9,847,323	29,099,463
Payable for investments purchased	1,999,414	111,283,969	10,148,306	4,326,717
Unfunded loan commitments	—	—	—	—
Payable for when issued TBA securities	—	634,330,706	46,006,121	293,779,948
Payable for fund shares redeemed	433,179	636,521	720,958	1,274,004
Payable for dividend and interest expense on investments sold short	—	2,228	33,251	—
Dividends payable to shareholders	1,409	—	—	—
Payable to affiliate	—	112,883	25,548	308,280
Payable to custodian	39	61,862	43,303	89,303
Payable for foreign withholding taxes and foreign capital gains taxes	—	—	—	1,668
Payable for treasury roll transactions	—	—	—	44,961,180
Deferred payable for treasury roll transactions	—	—	—	4,356
Payable for variation margin on futures contracts	—	254,375	253,906	516,927
Payable for variation margin on centrally cleared swap agreements	—	—	—	1,686
OTC swap agreements, at value[2]	—	2,984	—	107,693
Unrealized depreciation on forward foreign currency contracts	—	—	1,256,738	1,762,977
Accrued expenses and other liabilities	579,405	364,251	326,642	400,320
Total liabilities	3,013,446	779,036,220	96,777,262	379,527,560
Net assets	$316,103,366	$328,329,875	$337,565,127	$713,753,191

1  Includes $0; $0; $10,292,018; $31,264,108; $0; $5,342,193 and $9,074,664, respectively of investments in securities on loan, at value, plus accrued interest and dividends, if any.

2  Net upfront payments received by PACE Mortgage-Backed Securities Fixed Income Investments and PACE Strategic Fixed Income Investments were $3,023 and $65,747, respectively. Net upfront payment made by PACE Intermediate Fixed Income Investments was $7,463.

PACE Select Advisors Trust

	PACE Municipal Fixed Income Investments	PACE Global Fixed Income Investments	PACE High Yield Investments
Assets:
Investments, at cost
Investments	$294,179,980	$325,848,495	$284,458,664
Repurchase agreements	—	—	—
Foreign currency	—	845,065	1,111,545
Investments, at value
Investments[1]	$316,752,975	$342,618,589	$273,747,087
Repurchase agreements	—	—	—
Foreign currency	—	846,773	1,112,154
Cash	—	—	—
Cash collateral on futures	—	1,129,906	—
Cash collateral on swap agreements	—	—	—
Cash collateral for forward foreign currency contracts	—	—	—
Due from broker	—	—	—
Receivable for investments sold	—	5,794,924	3,029,877
Receivable for investments sold short	—	—	—
Receivable for when issued TBA securities	—	6,835,875	—
Receivable for interest	3,114,825	1,975,932	4,392,550
Receivable for foreign tax reclaims	—	13,069	1,648
Receivable from affiliate	—	—	—
Receivable for fund shares sold	104,040	69,443	100,341
Receivable for variation margin on futures contracts	—	146,108	—
Receivable for variation margin on centrally cleared swap agreements	—	—	—
OTC swap agreements, at value[2]	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	3,461,629	19,702
Other assets	20,995	22,591	25,078
Total assets	319,992,835	362,914,839	282,428,437
Liabilities:
Investments sold short, at value (proceeds—$0; $8,999,178; $24,866,757; $0; $0; $0 and $0, respectively)	—	—	—
Reverse repurchase agreements, at value (cost—$0; $21,219,427; $0; $1,633,600; $0; $0 and $0, respectively)	—	—	—
Options and swaptions written, at value (premiums received $0; $347,672; $2,528,752; $100,376; $0; $0 and $0, respectively)	—	—	—
Due to broker	—	—	—
Payable for cash collateral from securities loaned	—	5,453,783	8,857,440
Payable for investments purchased	—	3,324,149	3,112,955
Unfunded loan commitments	—	—	16,892
Payable for when issued TBA securities	—	20,272,100	—
Payable for fund shares redeemed	132,597	544,586	549,458
Payable for dividend and interest expense on investments sold short	—	—	—
Dividends payable to shareholders	—	—	—
Payable to affiliate	124,186	211,084	148,032
Payable to custodian	43,792	90,792	530,580
Payable for foreign withholding taxes and foreign capital gains taxes	—	11,062	295
Payable for treasury roll transactions	—	—	—
Deferred payable for treasury roll transactions	—	—	—
Payable for variation margin on futures contracts	—	—	—
Payable for variation margin on centrally cleared swap agreements	—	—	—
OTC swap agreements, at value[2]	—	—	—
Unrealized depreciation on forward foreign currency contracts	—	1,178,474	2,484,906
Accrued expenses and other liabilities	155,540	379,195	307,074
Total liabilities	456,115	31,465,225	16,007,632
Net assets	$319,536,720	$331,449,614	$266,420,805

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of assets and liabilities (continued)
July 31, 2020

	UBS Government Money Market Investments Fund	PACE Mortgage-Backed Securities Fixed Income Investments	PACE Intermediate Fixed Income Investments	PACE Strategic Fixed Income Investments
Net assets consist of:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$316,104,929	$338,744,092	$308,581,433	$667,596,386
Distributable earnings (losses)	(1,563)	(10,414,217)	28,983,694	46,156,805
Net assets	$316,103,366	$328,329,875	$337,565,127	$713,753,191
Class A
Net assets	$—	$31,498,133	$13,475,132	$18,979,507
Shares outstanding	—	2,416,450	1,008,756	1,272,883
Net asset value per share	$—	$13.03	$13.36	$14.91
Maximum offering price per share	$—	$13.54	$13.88	$15.49
Class Y
Net assets	$—	$15,307,756	$270,545	$1,110,034
Shares outstanding	—	1,174,116	20,252	74,599
Net asset value, offering price and redemption value per share[3]	$—	$13.04	$13.36	$14.88
Class P
Net assets	$316,103,366	$281,523,986	$323,819,450	$693,663,650
Shares outstanding	316,103,739	21,588,314	24,233,808	46,551,525
Net asset value, offering price and redemption value per share[3]	$1.00	$13.04	$13.36	$14.90
*  Actual net asset value per share presented differs from calculated net asset value per share due to rounding.

3  Assumes shares were held a sufficient period or are otherwise not subject to a redemption fee.

PACE Select Advisors Trust

	PACE Municipal Fixed Income Investments		PACE Global Fixed Income Investments	PACE High Yield Investments
Net assets consist of:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$295,030,330		$317,338,932	$293,306,250
Distributable earnings (losses)	24,506,390		14,110,682	(26,885,445)
Net assets	$319,536,720		$331,449,614	$266,420,805
Class A
Net assets	$40,354,600		$28,811,419	$7,507,262
Shares outstanding	3,011,540		2,723,746	809,206
Net asset value per share	$13.40		$10.58	$9.28
Maximum offering price per share	$13.71		$10.99	$9.64
Class Y
Net assets	$3,894		$1,943,214	$568,120
Shares outstanding	290		184,840	60,926
Net asset value, offering price and redemption value per share[3]	$13.41	*	$10.51	$9.32
Class P
Net assets	$279,178,226		$300,694,981	$258,345,423
Shares outstanding	20,820,800		28,477,758	27,841,690
Net asset value, offering price and redemption value per share[3]	$13.41		$10.56	$9.28

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of assets and liabilities (continued)
July 31, 2020

	PACE Large Co Value Equity Investments	PACE Large Co Growth Equity Investments	PACE Small/Medium Co Value Equity Investments	PACE Small/Medium Co Growth Equity Investments
Assets:
Investments, at cost
Investments	$969,269,007	$753,363,713	$344,061,174	$348,911,133
Foreign currency	—	—	—	—
Investments, at value
Investments[1]	$991,046,117	$1,175,067,439	$374,017,488	$427,594,142
Foreign currency	—	—	—	—
Cash	—	—	—	—
Cash collateral on options	—	—	—	—
Cash collateral on futures	—	—	—	—
Cash collateral on swap agreements	—	—	—	—
Cash collateral on investments sold short	2,097,547	—	—	—
Cash collateral for forward foreign currency contracts	—	—	—	—
Receivable for investments sold	531,912	8,566,990	2,429,005	1,325,508
Receivable for investments sold short	—	—	—	—
Receivable for dividends and interest	1,595,939	160,975	116,212	45,230
Receivable for foreign tax reclaims	20,310	37,390	13,990	—
Receivable from affiliate	—	—	—	—
Receivable for fund shares sold	386,399	970,358	171,372	64,436
Receivable for variation margin on futures contracts	—	—	—	—
Receivable for variation margin on centrally cleared swap agreements	—	—	—	—
OTC swap agreements, at value	—	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	—	—
Other assets	22,745	22,805	20,138	20,093
Total assets	995,700,969	1,184,825,957	376,768,205	429,049,409
Liabilities:
Investments sold short, at value (proceeds—$110,996,532; $0; $0; $0; $120,275,960; $0; $0 and $101,797,905, respectively)	127,935,218	—	—	—
Options and swaptions written, at value (premiums received $0; $0; $0; $0; $0; $0; $0 and $1,382,330, respectively)	—	—	—	—
Due to broker	—	—	—	—
Payable for bank loan	—	1,432,228	—	—
Payable for cash collateral from securities loaned	8,120,233	1,775,246	19,508,290	19,334,845
Payable for investments purchased	1,374,587	5,320,640	4,172,735	1,058,128
Payable for fund shares redeemed	2,123,597	2,059,961	607,300	672,102
Payable for dividend and interest expense on investments sold short	91,606	—	—	—
Payable to affiliate	489,975	589,767	236,320	335,339
Payable to custodian	128,905	151,791	63,216	43,714
Payable for foreign withholding taxes and foreign capital gains taxes	—	—	1,366	—
OTC swap agreements, at value	—	—	—	—
Unrealized depreciation on forward foreign currency contracts	—	—	—	—
Accrued expenses and other liabilities	581,620	409,767	376,739	361,554
Total liabilities	140,845,741	11,739,400	24,965,966	21,805,682
Net assets	$854,855,228	$1,173,086,557	$351,802,239	$407,243,727

1  Includes $15,862,773; $6,903,524; $35,400,623; $30,096,336; $10,229,707; $3,576,276; $1,651,860 and $0, respectively of investments in securities on loan, at value, plus accrued interest and dividends, if any.

PACE Select Advisors Trust

	PACE International Equity Investments	PACE International Emerging Markets Equity Investments	PACE Global Real Estate Securities Investments	PACE Alternative Strategies Investments
Assets:
Investments, at cost
Investments	$927,638,493	$301,400,268	$94,303,605	$433,054,530
Foreign currency	808,224	345,871	—	4,203,710
Investments, at value
Investments[1]	$963,243,949	$358,130,844	$89,527,796	$454,197,249
Foreign currency	804,458	344,884	—	4,210,461
Cash	—	—	—	360,394
Cash collateral on options	—	—	—	12,085,040
Cash collateral on futures	—	—	—	3,190,802
Cash collateral on swap agreements	—	—	—	20,152,357
Cash collateral on investments sold short	998,289	—	—	56,678,640
Cash collateral for forward foreign currency contracts	—	—	—	13,241,000
Receivable for investments sold	12,648,813	2,156,668	211,376	24,299,432
Receivable for investments sold short	—	—	—	12,902,660
Receivable for dividends and interest	673,921	1,516,921	200,297	161,753
Receivable for foreign tax reclaims	4,947,762	8,541	21,488	166,239
Receivable from affiliate	—	—	—	13,467
Receivable for fund shares sold	316,532	124,175	65,450	114,978
Receivable for variation margin on futures contracts	—	—	—	983,446
Receivable for variation margin on centrally cleared swap agreements	—	—	—	25,149
OTC swap agreements, at value	—	—	—	4,726,550
Unrealized appreciation on forward foreign currency contracts	—	—	—	9,725,945
Other assets	22,599	20,090	8,579	22,800
Total assets	983,656,323	362,302,123	90,034,986	617,258,362
Liabilities:
Investments sold short, at value (proceeds—$110,996,532; $0; $0; $0; $120,275,960; $0; $0 and $101,797,905, respectively)	114,558,052	—	—	103,140,266
Options and swaptions written, at value (premiums received $0; $0; $0; $0; $0; $0; $0 and $1,382,330, respectively)	—	—	—	915,250
Due to broker	—	—	—	799,579
Payable for bank loan	—	—	—	—
Payable for cash collateral from securities loaned	4,380,887	3,318,227	963,819	—
Payable for investments purchased	11,205,211	707,014	191,189	36,206,311
Payable for fund shares redeemed	1,741,237	737,725	214,027	1,465,044
Payable for dividend and interest expense on investments sold short	125,844	—	—	162,676
Payable to affiliate	652,343	335,624	49,926	—
Payable to custodian	117,210	188,521	41,643	325
Payable for foreign withholding taxes and foreign capital gains taxes	62,822	509,274	44,583	11,271
OTC swap agreements, at value	—	—	—	9,260,358
Unrealized depreciation on forward foreign currency contracts	—	—	—	7,634,090
Accrued expenses and other liabilities	552,984	402,597	356,876	398,787
Total liabilities	133,396,590	6,198,982	1,862,063	159,993,957
Net assets	$850,259,733	$356,103,141	$88,172,923	$457,264,405

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of assets and liabilities (concluded)
July 31, 2020

	PACE Large Co Value Equity Investments	PACE Large Co Growth Equity Investments	PACE Small/Medium Co Value Equity Investments		PACE Small/Medium Co Growth Equity Investments
Net assets consist of:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$899,197,731	$620,559,349	$347,313,829		$313,287,197
Distributable earnings (losses)	(44,342,503)	552,527,208	4,488,410		93,956,530
Net assets	$854,855,228	$1,173,086,557	$351,802,239		$407,243,727
Class A
Net assets	$81,189,904	$54,124,278	$13,279,349		$23,754,800
Shares outstanding	4,544,465	2,072,642	786,572		1,501,615
Net asset value per share	$17.87	$26.11	$16.88		$15.82
Maximum offering price per share	$18.91	$27.63	$17.86		$16.74
Class Y
Net assets	$13,059,024	$19,149,241	$104,745		$28,304
Shares outstanding	729,004	688,166	5,923		1,584
Net asset value, offering price and redemption value per share[2]	$17.91	$27.83	$17.69	*	$17.87
Class P
Net assets	$760,606,300	$1,099,813,038	$338,418,145		$383,460,623
Shares outstanding	42,699,906	39,957,149	19,395,138		22,054,630
Net asset value, offering price and redemption value per share[2]	$17.81	$27.52	$17.45		$17.39

*  Actual net asset value per share presented differs from calculated net asset value per share due to rounding.

PACE Select Advisors Trust

	PACE International Equity Investments	PACE International Emerging Markets Equity Investments	PACE Global Real Estate Securities Investments	PACE Alternative Strategies Investments
Net assets consist of:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$862,814,067	$348,192,061	$113,005,031	$443,242,200
Distributable earnings (losses)	(12,554,334)	7,911,080	(24,832,108)	14,022,205
Net assets	$850,259,733	$356,103,141	$88,172,923	$457,264,405
Class A
Net assets	$23,422,157	$4,604,961	$307,033	$6,460,063
Shares outstanding	1,600,052	333,976	50,073	584,541
Net asset value per share	$14.64	$13.79	$6.13	$11.05
Maximum offering price per share	$15.49	$14.59	$6.49	$11.69
Class Y
Net assets	$11,053,059	$6,067,199	$—	$402,414
Shares outstanding	758,126	435,856	—	36,395
Net asset value, offering price and redemption value per share[2]	$14.58	$13.92	$—	$11.06
Class P
Net assets	$815,784,517	$345,430,981	$87,865,890	$450,401,928
Shares outstanding	56,116,987	24,944,731	14,916,805	40,902,164
Net asset value, offering price and redemption value per share[2]	$14.54	$13.85	$5.89	$11.01

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of operations
For the year ended July 31, 2020

	UBS Government Money Market Investments Fund	PACE Mortgage-Backed Securities Fixed Income Investments	PACE Intermediate Fixed Income Investments	PACE Strategic Fixed Income Investments
Investment income:
Dividends	$—	$—	$—	$258,149
Interest	2,943,264	11,151,424	9,400,731	27,835,611
Securities lending	—	—	12,183	32,509
Foreign tax withheld	—	—	1,041	6,955
Total income	2,943,264	11,151,424	9,413,955	28,133,224
Expenses:
Investment management and administration fees	734,790	2,202,839	1,844,586	4,445,443
Service fees–Class A	—	80,673	33,415	44,815
Transfer agency and related services fees	933,772	581,265	497,067	656,761
Custody and fund accounting fees	16,003	154,150	210,009	224,092
Trustees fees	19,666	21,390	21,354	25,285
Professional services fees	141,739	161,143	162,361	174,696
Printing and shareholder report fees	65,238	36,415	28,780	43,297
Federal and state registration fees	38,722	50,354	51,089	54,025
Insurance expense	1,361	2,788	2,696	5,791
Interest expense	—	808,403	4,672	2,547,307
Other expenses	60,240	61,822	63,135	65,945
Total expenses	2,011,531	4,161,242	2,919,164	8,287,457
Fee waivers and/or expense reimbursements by investment manager and administrator	(677,323)	(778,759)	(611,224)	(735,584)
Net expenses	1,334,208	3,382,483	2,307,940	7,551,873
Net investment income (loss)	1,609,056	7,768,941	7,106,015	20,581,351
Net realized and unrealized gains (loss) from investment activities:
Net realized gain (loss) on:
Investments	—	12,628,132	12,585,073	23,065,688
Securities sold short	—	(767,459)	—	617,453
Options and swaptions written	—	871,217	823,876	355,981
Futures contracts	—	(3,177,801)	1,348,866	2,874,522
Swap agreements	—	(2,742,035)	(2,819,180)	(3,095,962)
Forward foreign currency contracts	—	—	(145,681)	585,293
Foreign currency transactions	—	—	(10,299)	(599,578)
Net realized gain (loss)	—	6,812,054	11,782,655	23,803,397
Change in net unrealized appreciation (depreciation) on:
Investments	—	5,234,422	14,758,505	30,617,665
Investments sold short	—	(10,247)	46,197	3,265
Options and swaptions written	—	228,763	(491,657)	55,520
Futures contracts	—	293,430	(452,101)	724,694
Swap agreements	—	223,098	402,372	590,851
Forward foreign currency contracts	—	—	(1,180,151)	(2,703,442)
Translation of other assets and liabilities denominated in foreign currency	—	—	16,544	191,535
Net change in unrealized appreciation (depreciation)	—	5,969,466	13,099,709	29,480,088
Net realized and unrealized gain (loss)	—	12,781,520	24,882,364	53,283,485
Net increase (decrease) in net assets resulting from operations	$1,609,056	$20,550,461	$31,988,379	$73,864,836

PACE Select Advisors Trust

	PACE Municipal Fixed Income Investments	PACE Global Fixed Income Investments	PACE High Yield Investments
Investment income:
Dividends	$—	$—	$—
Interest	9,600,526	6,568,346	18,105,359
Securities lending	—	4,638	49,272
Foreign tax withheld	—	(35,788)	693
Total income	9,600,526	6,537,196	18,155,324
Expenses:
Investment management and administration fees	1,795,891	2,564,498	2,255,079
Service fees–Class A	107,267	72,123	13,416
Transfer agency and related services fees	108,290	588,014	484,347
Custody and fund accounting fees	59,797	171,660	73,519
Trustees fees	21,250	21,321	20,689
Professional services fees	128,552	199,762	128,356
Printing and shareholder report fees	18,719	31,398	27,838
Federal and state registration fees	53,484	49,853	47,536
Insurance expense	2,593	2,808	2,443
Interest expense	—	—	—
Other expenses	41,150	49,001	67,755
Total expenses	2,336,993	3,750,438	3,120,978
Fee waivers and/or expense reimbursements by investment manager and administrator	(324,910)	(825,533)	(547,943)
Net expenses	2,012,083	2,924,905	2,573,035
Net investment income (loss)	7,588,443	3,612,291	15,582,289
Net realized and unrealized gains (loss) from investment activities:
Net realized gain (loss) on:
Investments	1,509,247	4,880,495	(9,134,926)
Securities sold short	—	—	—
Options and swaptions written	—	—	—
Futures contracts	—	1,299,486	—
Swap agreements	—	—	—
Forward foreign currency contracts	—	2,007,164	1,657,578
Foreign currency transactions	—	1,312,080	533,795
Net realized gain (loss)	1,509,247	9,499,225	(6,943,553)
Change in net unrealized appreciation (depreciation) on:
Investments	3,037,035	9,593,420	(2,157,443)
Investments sold short	—	—	—
Options and swaptions written	—	—	—
Futures contracts	—	(764,064)	—
Swap agreements	—	—	—
Forward foreign currency contracts	—	1,923,754	(4,597,736)
Translation of other assets and liabilities denominated in foreign currency	—	78,069	363,239
Net change in unrealized appreciation (depreciation)	3,037,035	10,831,179	(6,391,940)
Net realized and unrealized gain (loss)	4,546,282	20,330,404	(13,335,493)
Net increase (decrease) in net assets resulting from operations	$12,134,725	$23,942,695	$2,246,796

See accompanying notes to financial statements

PACE Select Advisors Trust

Statement of operations (concluded)
For the year ended July 31, 2020

	PACE Large Co Value Equity Investments	PACE Large Co Growth Equity Investments	PACE Small/Medium Co Value Equity Investments	PACE Small/Medium Co Growth Equity Investments
Investment income:
Dividends	$33,486,829	$11,458,784	$6,200,372	$2,093,305
Interest	163,342	359,521	175,732	55,807
Securities lending	73,972	215,327	99,790	243,324
Foreign tax withheld	(131,679)	(115,107)	(64,352)	(13,015)
Total income	33,592,464	11,918,525	6,411,542	2,379,421
Expenses:
Investment management and administration fees	7,488,442	8,911,887	3,037,686	3,242,758
Service fees–Class A	234,515	117,450	36,618	55,740
Transfer agency and related services fees	813,753	733,549	693,962	695,403
Custody and fund accounting fees	207,500	227,283	101,473	110,597
Trustees fees	27,788	29,225	21,662	21,851
Professional services fees	151,165	278,783	131,337	135,394
Printing and shareholder report fees	50,844	46,535	55,164	84,036
Federal and state registration fees	53,164	52,685	50,122	49,834
Insurance expense	9,136	9,468	3,495	3,606
Interest expense	2,292	4,068	75	171
Dividend expense	3,400,713	—	—	—
Other expenses	97,821	128,734	44,903	59,644
Total expenses	12,537,133	10,539,667	4,176,497	4,459,034
Fee waivers and/or expense reimbursements by investment manager and administrator	(88,857)	(399,855)	(199,089)	(47,892)
Net expenses	12,448,276	10,139,812	3,977,408	4,411,142
Net investment income (loss)	21,144,188	1,778,713	2,434,134	(2,031,721)
Net realized and unrealized gains (loss) from investment activities:
Net realized gain (loss) on:
Investments	(37,281,747)	204,404,402	(18,545,654)	22,585,591
Securities sold short	(450,803)	—	—	—
Options and swaptions written	—	—	—	—
Futures contracts	—	—	—	—
Swap agreements	—	—	—	—
Forward foreign currency contracts	—	—	—	—
Foreign currency transactions	(97)	—	(141)	—
Net realized gain (loss)	(37,732,647)	204,404,402	(18,545,795)	22,585,591
Change in net unrealized appreciation (depreciation) on:
Investments (net of change in deferred foreign capital gain taxes of $0; $0; $0; $0; $(32,216); $(284,077); $0 and $(6,940), respectively)	(112,911,082)	54,481,926	(23,649,285)	14,802,629
Investments sold short	(1,898,035)	—	—	—
Options and swaptions written	—	—	—	—
Futures contracts	—	—	—	—
Swap agreements	—	—	—	—
Forward foreign currency contracts	—	—	—	—
Translation of other assets and liabilities denominated in foreign currency	—	—	38	—
Net change in unrealized appreciation (depreciation)	(114,809,117)	54,481,926	(23,649,247)	14,802,629
Net realized and unrealized gain (loss)	(152,541,764)	258,886,328	(42,195,042)	37,388,220
Net increase (decrease) in net assets resulting from operations	$(131,397,576)	$260,665,041	$(39,760,908)	$35,356,499

PACE Select Advisors Trust

	PACE International Equity Investments	PACE International Emerging Markets Equity Investments	PACE Global Real Estate Securities Investments	PACE Alternative Strategies Investments
Investment income:
Dividends	$30,760,083	$9,876,244	$3,523,958	$5,681,039
Interest	94,774	74,130	7,719	4,439,632
Securities lending	276,666	17,333	9,179	—
Foreign tax withheld	(2,132,211)	(911,347)	(126,822)	(215,856)
Total income	28,999,312	9,056,360	3,414,034	9,904,815
Expenses:
Investment management and administration fees	8,077,287	3,917,206	861,262	6,828,840
Service fees–Class A	61,465	10,769	899	18,395
Transfer agency and related services fees	703,128	630,640	495,258	342,519
Custody and fund accounting fees	361,330	351,836	81,069	1,117,237
Trustees fees	27,001	21,411	18,935	22,766
Professional services fees	180,847	238,209	142,546	325,187
Printing and shareholder report fees	41,158	81,607	29,316	48,104
Federal and state registration fees	54,828	50,711	32,409	54,601
Insurance expense	7,982	3,051	1,019	4,351
Interest expense	6,177	2,071	64	8,323
Dividend expense	4,014,488	—	—	3,626,232
Other expenses	116,064	77,027	50,220	125,661
Total expenses	13,651,755	5,384,538	1,712,997	12,522,216
Fee waivers and/or expense reimbursements by investment manager and administrator	—	(386,163)	(420,141)	(914,534)
Net expenses	13,651,755	4,998,375	1,292,856	11,607,682
Net investment income (loss)	15,347,557	4,057,985	2,121,178	(1,702,867)
Net realized and unrealized gains (loss) from investment activities:
Net realized gain (loss) on:
Investments	(38,115,455)	(9,207,522)	(11,225,293)	3,094,994
Securities sold short	5,583,926	—	—	3,789,470
Options and swaptions written	—	—	—	(4,451,948)
Futures contracts	—	—	—	3,167,532
Swap agreements	—	—	—	7,749,469
Forward foreign currency contracts	12,766	(50)	—	3,684,126
Foreign currency transactions	(73,114)	(561,738)	(35,271)	(105,137)
Net realized gain (loss)	(32,591,877)	(9,769,310)	(11,260,564)	16,928,506
Change in net unrealized appreciation (depreciation) on:
Investments (net of change in deferred foreign capital gain taxes of $0; $0; $0; $0; $(32,216); $(284,077); $0 and $(6,940), respectively)	16,739,168	27,855,409	(9,934,567)	9,259,225
Investments sold short	(2,676,944)	—	—	51,619
Options and swaptions written	—	—	—	441,044
Futures contracts	—	—	—	1,166,684
Swap agreements	—	—	—	(5,048,247)
Forward foreign currency contracts	—	—	—	903,968
Translation of other assets and liabilities denominated in foreign currency	375,531	(13,089)	9,492	(2,926,536)
Net change in unrealized appreciation (depreciation)	14,437,755	27,842,320	(9,925,075)	3,847,757
Net realized and unrealized gain (loss)	(18,154,122)	18,073,010	(21,185,639)	20,776,263
Net increase (decrease) in net assets resulting from operations	$(2,806,565)	$22,130,995	$(19,064,461)	$19,073,396

See accompanying notes to financial statements

PACE Select Advisors Trust

Statement of changes in net assets

	UBS Government Money Market Investments Fund		PACE Mortgage-Backed Securities Fixed Income Investments		PACE Intermediate Fixed Income Investments
	For the years ended July 31,		For the years ended July 31,		For the years ended July 31,
	2020	2019	2020	2019	2020	2019
From operations:
Net investment income (loss)	$1,609,056	$3,456,399	$7,768,941	$9,881,951	$7,106,015	$9,769,269
Net realized gain (loss)	—	135	6,812,054	3,933,051	11,782,655	(569,154)
Net change in unrealized appreciation (depreciation)	—	—	5,969,466	9,283,143	13,099,709	16,323,314
Net increase (decrease) in net assets resulting from operations	1,609,056	3,456,534	20,550,461	23,098,145	31,988,379	25,523,429
Total distributions–Class A	—	—	(1,004,518)	(1,144,300)	(271,893)	(366,787)
Total distributions–Class C	—	—	—	(47,220)	—	(3,870)
Total distributions–Class Y	—	—	(667,873)	(949,248)	(7,184)	(8,615)
Total distributions–Class P	(1,609,056)	(3,456,399)	(9,892,444)	(10,987,771)	(7,543,874)	(9,771,060)
Total distributions	(1,609,056)	(3,456,399)	(11,564,835)	(13,128,539)	(7,822,951)	(10,150,332)
From beneficial interest transactions:
Proceeds from shares sold	616,957,497	241,670,811	43,911,461	66,071,764	37,563,856	54,599,176
Cost of shares redeemed	(487,035,778)	(248,947,713)	(96,976,344)	(118,655,865)	(79,399,295)	(99,349,800)
Shares issued on reinvestment of dividends and distributions	1,579,719	3,084,709	10,441,434	11,965,517	7,054,164	9,164,442
Net increase (decrease) in net assets from beneficial interest transactions	131,501,438	(4,192,193)	(42,623,449)	(40,618,584)	(34,781,275)	(35,586,182)
Net increase (decrease) in net assets	131,501,438	(4,192,058)	(33,637,823)	(30,648,978)	(10,615,847)	(20,213,085)
Net assets:
Beginning of year	184,601,928	188,793,986	361,967,698	392,616,676	348,180,974	368,394,059
End of year	$316,103,366	$184,601,928	$328,329,875	$361,967,698	$337,565,127	$348,180,974

PACE Select Advisors Trust

	PACE Strategic Fixed Income Investments		PACE Municipal Fixed Income Investments
	For the years ended July 31,		For the years ended July 31,
	2020	2019	2020	2019
From operations:
Net investment income (loss)	$20,581,351	$24,242,953	$7,588,443	$9,812,273
Net realized gain (loss)	23,803,397	4,576,634	1,509,247	1,535,082
Net change in unrealized appreciation (depreciation)	29,480,088	27,846,943	3,037,035	12,208,941
Net increase (decrease) in net assets resulting from operations	73,864,836	56,666,530	12,134,725	23,556,296
Total distributions–Class A	(536,516)	(562,397)	(1,010,621)	(1,258,943)
Total distributions–Class C	—	(30,876)	—	(31,869)
Total distributions–Class Y	(41,807)	(45,893)	(1,726)	(2,020)
Total distributions–Class P	(23,157,321)	(24,675,116)	(7,515,389)	(9,230,952)
Total distributions	(23,735,644)	(25,314,282)	(8,527,736)	(10,523,784)
From beneficial interest transactions:
Proceeds from shares sold	55,865,815	96,910,928	34,307,390	54,221,132
Cost of shares redeemed	(158,424,420)	(186,962,857)	(69,883,979)	(88,047,907)
Shares issued on reinvestment of dividends and distributions	21,691,844	23,271,484	7,191,061	8,857,921
Net increase (decrease) in net assets from beneficial interest transactions	(80,866,761)	(66,780,445)	(28,385,528)	(24,968,854)
Net increase (decrease) in net assets	(30,737,569)	(35,428,197)	(24,778,539)	(11,936,342)
Net assets:
Beginning of year	744,490,760	779,918,957	344,315,259	356,251,601
End of year	$713,753,191	$744,490,760	$319,536,720	$344,315,259

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of changes in net assets (continued)

	PACE Global Fixed Income Investments		PACE High Yield Investments		PACE Large Co Value Equity Investments
	For the years ended July 31,		For the years ended July 31,		For the years ended July 31,
	2020	2019	2020	2019	2020	2019
From operations:
Net investment income (loss)	$3,612,291	$4,900,494	$15,582,289	$18,329,796	$21,144,188	$23,616,661
Net realized gain (loss)	9,499,225	1,286,961	(6,943,553)	(1,756,794)	(37,732,647)	49,880,376
Net change in unrealized appreciation (depreciation)	10,831,179	10,359,942	(6,391,940)	(2,479,715)	(114,809,117)	(67,830,561)
Net increase (decrease) in net assets resulting from operations	23,942,695	16,547,397	2,246,796	14,093,287	(131,397,576)	5,666,476
Total distributions–Class A	(450,741)	(481,587)	(317,287)	(295,930)	(5,895,712)	(10,677,488)
Total distributions–Class C	—	(5,664)	—	(20,164)	—	—
Total distributions–Class Y	(36,042)	(40,844)	(32,890)	(30,663)	(964,841)	(1,544,626)
Total distributions–Class P	(5,641,491)	(6,175,404)	(16,750,587)	(18,032,533)	(57,764,572)	(105,011,399)
Total distributions	(6,128,274)	(6,703,499)	(17,100,764)	(18,379,290)	(64,625,125)	(117,233,513)
From beneficial interest transactions:
Proceeds from shares sold	17,941,404	33,467,627	20,352,778	27,862,204	83,077,749	90,280,427
Cost of shares redeemed	(70,808,253)	(94,046,619)	(63,060,315)	(85,967,320)	(225,376,440)	(280,131,233)
Shares issued on reinvestment of dividends and distributions	5,592,944	6,159,499	15,593,860	16,839,585	60,176,778	109,458,117
Net increase (decrease) in net assets from beneficial interest transactions	(47,273,905)	(54,419,493)	(27,113,677)	(41,265,531)	(82,121,913)	(80,392,689)
Net increase (decrease) in net assets	(29,459,484)	(44,575,595)	(41,967,645)	(45,551,534)	(278,144,614)	(191,959,726)
Net assets:
Beginning of year	360,909,098	405,484,693	308,388,450	353,939,984	1,132,999,842	1,324,959,568
End of year	$331,449,614	$360,909,098	$266,420,805	$308,388,450	$854,855,228	$1,132,999,842

PACE Select Advisors Trust

	PACE Large Co Growth Equity Investments		PACE Small/Medium Co Value Equity Investments
	For the years ended July 31,		For the years ended July 31,
	2020	2019	2020	2019
From operations:
Net investment income (loss)	$1,778,713	$(304,711)	$2,434,134	$3,162,361
Net realized gain (loss)	204,404,402	136,862,989	(18,545,795)	(4,606,137)
Net change in unrealized appreciation (depreciation)	54,481,926	(27,394,239)	(23,649,247)	(27,930,301)
Net increase (decrease) in net assets resulting from operations	260,665,041	109,164,039	(39,760,908)	(29,374,077)
Total distributions–Class A	(7,086,365)	(7,964,249)	(112,471)	(1,095,342)
Total distributions–Class C	—	—	—	—
Total distributions–Class Y	(2,366,065)	(2,400,843)	(1,544)	(12,339)
Total distributions–Class P	(161,282,475)	(197,906,705)	(3,450,140)	(25,959,793)
Total distributions	(170,734,905)	(208,271,797)	(3,564,155)	(27,067,474)
From beneficial interest transactions:
Proceeds from shares sold	48,670,686	79,356,146	37,452,012	43,735,225
Cost of shares redeemed	(347,217,530)	(348,807,331)	(83,949,503)	(113,780,668)
Shares issued on reinvestment of dividends and distributions	161,015,785	195,975,184	3,298,445	25,341,673
Net increase (decrease) in net assets from beneficial interest transactions	(137,531,059)	(73,476,001)	(43,199,046)	(44,703,770)
Net increase (decrease) in net assets	(47,600,923)	(172,583,759)	(86,524,109)	(101,145,321)
Net assets:
Beginning of year	1,220,687,480	1,393,271,239	438,326,348	539,471,669
End of year	$1,173,086,557	$1,220,687,480	$351,802,239	$438,326,348

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of changes in net assets (concluded)

	PACE Small/Medium Co Growth Equity Investments		PACE International Equity Investments		PACE International Emerging Markets Equity Investments
	For the years ended July 31,		For the years ended July 31,		For the years ended July 31,
	2020	2019	2020	2019	2020	2019
From operations:
Net investment income (loss)	$(2,031,721)	$(2,599,534)	$15,347,557	$19,717,975	$4,057,985	$5,817,942
Net realized gain (loss)	22,585,591	73,166,553	(32,591,877)	6,537,897	(9,769,310)	(8,970,521)
Net change in unrealized appreciation (depreciation)	14,802,629	(50,425,239)	14,437,755	(81,988,829)	27,842,320	(10,809,704)
Net increase (decrease) in net assets resulting from operations	35,356,499	20,141,780	(2,806,565)	(55,732,957)	22,130,995	(13,962,283)
Total distributions–Class A	(3,576,830)	(4,123,129)	(642,744)	(2,109,966)	(39,959)	(69,068)
Total distributions–Class Y	(6,744)	(6,763)	(335,379)	(948,854)	(67,299)	(115,455)
Total distributions–Class P	(56,800,533)	(70,841,505)	(26,308,470)	(76,207,011)	(4,028,749)	(6,751,933)
Total distributions	(60,384,107)	(74,971,397)	(27,286,593)	(79,265,831)	(4,136,007)	(6,936,456)
From beneficial interest transactions:
Proceeds from shares sold	22,443,525	35,303,209	69,829,257	96,051,344	29,516,112	46,791,346
Cost of shares redeemed	(105,068,542)	(139,526,417)	(203,050,199)	(232,785,886)	(82,941,672)	(94,525,862)
Shares issued on reinvestment of dividends and distributions	57,118,726	70,492,766	25,376,653	74,647,186	3,876,013	6,517,391
Net increase (decrease) in net assets from beneficial interest transactions	(25,506,291)	(33,730,442)	(107,844,289)	(62,087,356)	(49,549,547)	(41,217,125)
Net increase (decrease) in net assets	(50,533,899)	(88,560,059)	(137,937,447)	(197,086,144)	(31,554,559)	(62,115,864)
Net assets:
Beginning of year	457,777,626	546,337,685	988,197,180	1,185,283,324	387,657,700	449,773,564
End of year	$407,243,727	$457,777,626	$850,259,733	$988,197,180	$356,103,141	$387,657,700

PACE Select Advisors Trust

	PACE Global Real Estate Securities Investments		PACE Alternative Strategies Investments
	For the years ended July 31,		For the years ended July 31,
	2020	2019	2020	2019
From operations:
Net investment income (loss)	$2,121,178	$2,802,674	$(1,702,867)	$1,835,557
Net realized gain (loss)	(11,260,564)	(621,415)	16,928,506	(1,442,342)
Net change in unrealized appreciation (depreciation)	(9,925,075)	3,374,327	3,847,757	1,484,913
Net increase (decrease) in net assets resulting from operations	(19,064,461)	5,555,586	19,073,396	1,878,128
Total distributions–Class A	(17,533)	(13,841)	—	(296,208)
Total distributions–Class Y	—	—	(801)	(11,917)
Total distributions–Class P	(6,001,633)	(4,369,167)	(929,309)	(15,403,019)
Total distributions	(6,019,166)	(4,383,008)	(930,110)	(15,711,144)
From beneficial interest transactions:
Proceeds from shares sold	10,962,652	11,797,080	31,884,494	61,172,508
Cost of shares redeemed	(24,961,674)	(32,966,140)	(122,937,832)	(162,383,481)
Shares issued on reinvestment of dividends and distributions	5,577,573	4,066,593	863,693	14,724,015
Net increase (decrease) in net assets from beneficial interest transactions	(8,421,449)	(17,102,467)	(90,189,645)	(86,486,958)
Net increase (decrease) in net assets	(33,505,076)	(15,929,889)	(72,046,359)	(100,319,974)
Net assets:
Beginning of year	121,677,999	137,607,888	529,310,764	629,630,738
End of year	$88,172,923	$121,677,999	$457,264,405	$529,310,764

See accompanying notes to financial statements.

PACE Select Advisors

Statement of cash flows
For the period ended July 31, 2020

PACE Large Co Value Equity Investments
Cash flows from operating activities
Net decrease in net assets resulting from operations	$(131,397,576)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash used/provided for operating activities:
Purchases of long-term investments	(599,724,696)
Purchases to cover investments sold short	(148,078,489)
Proceeds from disposition of long-term investments	754,927,752
Sales of investments sold short	125,299,500
Net purchases from short-term investments	(8,527,697)
Net realized losses from investments in securities	37,281,747
Net realized losses from investments sold short	450,803
Net change in unrealized appreciation/depreciation of investments in securities	112,911,082
Net change in unrealized appreciation/depreciation of investments sold short	1,898,035
Changes in assets and liabilities:
(Increase) decrease in assets:
Cash collateral on deposit at custodian for securities loaned	(89,786)
Receivable for interest	(223,110)
Receivable for foreign tax reclaims	(8,746)
Other assets	699
Increase (decrease) in liabilities:
Payable for cash collateral from securities loaned	1,751,906
Payable to affiliate	(259,717)
Payable for dividends and interest on investments sold short	(35,659)
Payable to custodian	(273,322)
Accrued expenses and other liabilities	51,148
Net cash provided from operating activities	145,953,874
Cash flows from financing activities
Proceeds from borrowings	5,664,962
Payments from borrowings	(5,664,962)
Proceeds from shares sold	83,334,815
Cost of shares repurchased	(224,840,342)
Dividends paid to shareholders	(4,448,347)
Net cash used in financing activities	(145,953,874)
Net increase in cash and foreign currency	—
Cash and foreign currency, beginning of period	—
Cash and foreign currency, end of period	$0
Supplemental disclosure of cash flow information:
Reinvestment of dividends	$(60,176,778)
Cash paid during the period for interest	$2,292

See accompanying notes to financial statements.

PACE Select Advisors

Statement of cash flows (continued)
For the period ended July 31, 2020

PACE International Equity Investments
Cash flows from operating activites
Net increase (decrease) in net assets resulting from operations	$(2,806,565)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash used/provided from operating activities:
Purchases of long-term investments	(330,141,811)
Purchases to cover investments sold short	(113,675,992)
Proceeds from disposition of long-term investments	471,669,133
Sales of investments sold short	98,912,547
Net purchases from short-term investments	(2,847,123)
Net realized (gains) losses from investments in securities	38,115,455
Net realized (gains) losses from investments sold short	(5,583,926)
Net change in unrealized appreciation/depreciation of investments in securities	(16,739,168)
Net change in unrealized appreciation/depreciation of investments sold short	2,676,944
Changes in assets and liabilities:
(Increase) decrease in assets:
Cash collateral on investments sold short	1,345,507
Receivable for interest and dividends	895,414
Receivable for foreign tax reclaims	(1,055,245)
Other assets	(32)
Increase (decrease) in liabilities:
Payable for cash collateral from securities loaned	(5,780,818)
Payable for foreign withholding taxes and foreign capital gains taxes	(21,480)
Payable to affiliate	(118,325)
Payable for dividends and interest on investments sold short	31,373
Payable to custodian	(84,682)
Accrued expenses and other liabilities	(41,503)
Net cash provided from operating activities	134,749,703
Cash flows from financing activities
Proceeds from borrowings	19,057,310
Payments from borrowings	(19,057,310)
Proceeds from shares sold	70,324,848
Cost of shares repurchased	(202,509,469)
Dividends paid to shareholders	(1,909,940)
Net cash used in financing activities	(134,094,561)
Net increase (decrease) in cash and foreign currency	655,142
Cash and foreign currency, beginning of period	$149,316
Cash and foreign currency, end of period	$804,458
Supplemental disclosure of cash flow information:
Reinvestment of dividends	$(25,376,653)
Cash paid during the period for interest	$6,177
See accompanying notes to financial statements.

PACE Select Advisors

Statement of cash flows (concluded)
For the period ended July 31, 2020

PACE Strategic Fixed Income Investments
Cash flows from operating activities
Net increase in net assets resulting from operations	$73,864,836
Adjustments to reconcile net increase/(decrease) in net assets resulting from operations to net cash used/provided for operating activities:
Purchases of long-term investments	(10,383,125,598)
Purchases to cover investments sold short	(242,044,551)
Proceeds from disposition of long-term investments	10,552,156,116
Sales of investments sold short	313,485,221
Net proceeds from short-term investments	(31,956,680)
Net proceeds from repurchase agreements	(2,200,000)
Net proceeds from reverse repurchase agreements	1,633,600
Net realized (gains) from investments in securities	(23,065,688)
Net realized (gains) from investments sold short	(617,453)
Net amortization of bond discount and amortization of bond premium	1,149,108
Net change in unrealized appreciation/depreciation of investments in securities	(30,617,665)
Net change in unrealized appreciation/depreciation of investments sold short	(3,265)
Net change in unrealized appreciation/depreciation of forward foreign currency contracts	2,703,442
Changes in assets and liabilities:
(Increase) decrease in assets:
Cash collateral on futures	358,000
Cash Collateral on swaps agreements	1,544,808
Due from broker	(54,094)
Receivable for interest	763,263
OTC swap agreements, at value	48,747
Receivable for variation margin on futures contracts	(738,989)
Receivable for variation margin on centrally cleared swap agreements	(113,895)
Receivable for foreign tax reclaims	12,755
Other assets	(1,491)
Increase (decrease) in liabilities:
Due to broker	(792,001)
Payable for cash collateral from securities loaned	28,990,963
Payable for variation margin on centrally cleared swap agreements	(26,920)
Options and swaptions written, at value	15,444
OTC swap agreements, at value	55,930
Payable for variation margin on futures contracts	(50,908)
Payable to affiliate	122,626
Payable to custodian	(78,633)
Deferred payable for dollar roll transactions	(31,237)
Payable for dividend and interest expense on investments sold short	(7,008)
Accrued expenses and other liabilities	(29,137)
Net cash provided for operating activities	261,349,646
Cash flows from financing activities
Proceeds from dollar roll transactions	19,653,507
Repayments of dollar roll transactions	(179,806,524)
Proceeds from shares sold	56,014,946
Cost of shares repurchased	(158,104,008)
Dividends paid to shareholders	(2,043,800)
Net cash used in financing activities	(264,285,879)
Net increase (decrease) in cash and foreign currency	(2,936,233)
Cash and foreign currency, beginning of period	4,278,538
Cash and foreign currency, end of period	$1,342,305
Supplemental disclosure of cash flow information:
Reinvestment of dividends	$(21,691,844)
Cash paid during the period for interest	$2,547,307

See accompanying notes to financial statements.

UBS Government Money Market Investments Fund

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Class P

	Years ended July 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income (loss)	0.008	0.017	0.008	0.001	0.000[1]
Net realized gain (loss)	—	0.000[1]	0.000[1]	(0.000)[1]	0.000[1]
Net increase (decrease) from operations	0.008	0.017	0.008	0.001	0.000[1]
Dividends from net investment income	(0.008)	(0.017)	(0.008)	(0.001)	(0.000)[1]
Distributions from net realized gains	—	—	—	—	(0.000)[1]
Total dividends and distributions	(0.008)	(0.017)	(0.008)	(0.001)	(0.000)[1]
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total investment return[2]	0.76%	1.72%	0.83%	0.11%	0.01%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.75%	0.90%	0.89%	0.95%	0.96%
Expenses after fee waivers and/or expense reimbursements	0.49%	0.60%	0.60%	0.52%	0.26%
Net investment income (loss)	0.60%	1.71%	0.82%	0.12%	0.01%
Supplemental data:
Net assets, end of year (000's)	$316,103	$184,602	$188,794	$199,585	$182,977

1  Amount represents less than $0.0005 per share.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. The figures do not include program fees; results would be lower if these fees were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.

See accompanying notes to financial statements

PACE Mortgage-Backed Securities Fixed Income Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Class A

	Years ended July 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$12.69	$12.34	$12.85	$13.15	$12.96
Net investment income (loss)[1]	0.26	0.30	0.24	0.17	0.19
Net realized and unrealized gain (loss)	0.48	0.46	(0.38)	(0.13)	0.29
Net increase (decrease) from operations	0.74	0.76	(0.14)	0.04	0.48
Dividends from net investment income	(0.40)	(0.41)	(0.37)	(0.34)	(0.29)
Net asset value, end of year	$13.03	$12.69	$12.34	$12.85	$13.15
Total investment return[2]	6.02%	6.27%	(1.12)%	0.30%	3.76%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments, including interest expense	1.36%	1.38%	1.09%[3]	1.08%	1.07%[3]
Expenses after fee waivers and/or expense reimbursements/ recoupments, including interest expense	1.20%	1.25%	0.97%[3]	0.97%	0.97%[3]
Expenses after fee waivers and/or expense reimbursements, excluding interest expense	0.97%	0.97%	0.97%	0.97%	0.97%
Net investment income (loss)	2.02%	2.42%	1.88%	1.33%	1.47%
Supplemental data:
Net assets, end of year (000's)	$31,498	$34,380	$30,489	$36,239	$41,260
Portfolio turnover	765%	905%	887%	1,255%	1,383%

Class Y

	Years ended July 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$12.69	$12.35	$12.86	$13.16	$12.96
Net investment income (loss)[1]	0.30	0.33	0.27	0.19	0.23
Net realized and unrealized gain (loss)	0.48	0.45	(0.38)	(0.12)	0.29
Net increase (decrease) from operations	0.78	0.78	(0.11)	0.07	0.52
Dividends from net investment income	(0.43)	(0.44)	(0.40)	(0.37)	(0.32)
Net asset value, end of year	$13.04	$12.69	$12.35	$12.86	$13.16
Total investment return[2]	6.28%	6.44%	(0.87)%	0.63%	4.03%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments, including interest expense	1.23%	1.25%	1.01%[3]	0.99%	0.89%[3]
Expenses after fee waivers and/or expense reimbursements/ recoupments, including interest expense	0.97%	0.98%	0.72%[3]	0.72%	0.72%[3]
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding interest expense	0.72%	0.72%	0.72%	0.72%	0.72%
Net investment income (loss)	2.35%	2.66%	2.12%	1.49%	1.73%
Supplemental data:
Net assets, end of year (000's)	$15,308	$25,481	$30,542	$45,658	$51,823
Portfolio turnover	765%	905%	887%	1,255%	1,383%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  Includes interest expense representing less than 0.005%.

PACE Mortgage-Backed Securities Fixed Income Investments

Financial highlights (continued)

Class P

	Years ended July 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$12.70	$12.35	$12.86	$13.16	$12.96
Net investment income (loss)[1]	0.29	0.33	0.27	0.21	0.22
Net realized and unrealized gain (loss)	0.48	0.46	(0.38)	(0.14)	0.30
Net increase (decrease) from operations	0.77	0.79	(0.11)	0.07	0.52
Dividends from net investment income	(0.43)	(0.44)	(0.40)	(0.37)	(0.32)
Net asset value, end of year	$13.04	$12.70	$12.35	$12.86	$13.16
Total investment return[2]	6.20%	6.53%	(0.87)%	0.55%	4.10%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments, including interest expense	1.18%	1.22%	0.93%[3]	0.92%	0.91%[3]
Expenses after fee waivers and/or expense reimbursements/ recoupments, including interest expense	0.95%	1.00%	0.72%[3]	0.72%	0.72%[3]
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding interest expense	0.72%	0.72%	0.72%	0.72%	0.72%
Net investment income (loss)	2.26%	2.66%	2.14%	1.60%	1.72%
Supplemental data:
Net assets, end of year (000's)	$281,524	$302,107	$321,912	$352,789	$405,253
Portfolio turnover	765%	905%	887%	1,255%	1,383%

See accompanying notes to financial statements.

PACE Intermediate Fixed Income Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Class A

	Years ended July 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$12.44	$11.90	$12.34	$12.45	$12.36
Net investment income (loss)[1]	0.23	0.30	0.24	0.16	0.16
Net realized and unrealized gain (loss)	0.95	0.56	(0.42)	(0.06)	0.18
Net increase (decrease) from operations	1.18	0.86	(0.18)	0.10	0.34
Dividends from net investment income	(0.26)	(0.32)	(0.26)	(0.17)	(0.17)
Distributions from net realized gains	—	—	—	(0.04)	(0.08)
Total dividends and distributions	(0.26)	(0.32)	(0.26)	(0.21)	(0.25)
Net asset value, end of year	$13.36	$12.44	$11.90	$12.34	$12.45
Total investment return[2]	9.61%	7.33%	(1.43)%	0.84%	2.85%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.04%[3]	1.05%[3]	1.00%[3]	1.01%[3]	1.03%[3]
Expenses after fee waivers and/or expense reimbursements	0.91%[3]	0.91%[3]	0.93%[3]	0.93%[3]	0.93%[3]
Net investment income (loss)	1.82%	2.52%	1.97%	1.32%	1.31%
Supplemental data:
Net assets, end of year (000's)	$13,475	$13,652	$14,254	$16,884	$18,681
Portfolio turnover	403%	511%	537%	437%	284%

Class Y

	Years ended July 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$12.44	$11.90	$12.34	$12.45	$12.36
Net investment income (loss)[1]	0.26	0.33	0.27	0.19	0.19
Net realized and unrealized gain (loss)	0.95	0.56	(0.42)	(0.05)	0.18
Net increase (decrease) from operations	1.21	0.89	(0.15)	0.14	0.37
Dividends from net investment income	(0.29)	(0.35)	(0.29)	(0.21)	(0.20)
Distributions from net realized gains	—	—	—	(0.04)	(0.08)
Total dividends and distributions	(0.29)	(0.35)	(0.29)	(0.25)	(0.28)
Net asset value, end of year	$13.36	$12.44	$11.90	$12.34	$12.45
Total investment return[2]	9.89%	7.60%	(1.20)%	1.09%	3.11%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.87%[3]	0.98%[3]	0.95%[3]	0.93%[3]	0.94%[3]
Expenses after fee waivers and/or expense reimbursements	0.66%[3]	0.66%[3]	0.68%[3]	0.68%[3]	0.68%[3]
Net investment income (loss)	2.08%	2.77%	2.23%	1.57%	1.56%
Supplemental data:
Net assets, end of year (000's)	$271	$325	$293	$337	$401
Portfolio turnover	403%	511%	537%	437%	284%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $ 10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  Includes interest expense representing less than 0.005%.

PACE Intermediate Fixed Income Investments

Financial highlights (continued)

Class P

	Years ended July 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$12.44	$11.90	$12.34	$12.45	$12.36
Net investment income (loss)[1]	0.26	0.33	0.27	0.19	0.19
Net realized and unrealized gain (loss)	0.95	0.56	(0.42)	(0.05)	0.18
Net increase (decrease) from operations	1.21	0.89	(0.15)	0.14	0.37
Dividends from net investment income	(0.29)	(0.35)	(0.29)	(0.21)	(0.20)
Distributions from net realized gains	—	—	—	(0.04)	(0.08)
Total dividends and distributions	(0.29)	(0.35)	(0.29)	(0.25)	(0.28)
Net asset value, end of year	$13.36	$12.44	$11.90	$12.34	$12.45
Total investment return[2]	9.89%	7.60%	(1.20)%	1.09%	3.11%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.84%[3]	0.86%[3]	0.81%[3]	0.82%[3]	0.83%[3]
Expenses after fee waivers and/or expense reimbursements	0.66%[3]	0.66%[3]	0.68%[3]	0.68%[3]	0.68%[3]
Net investment income (loss)	2.08%	2.77%	2.23%	1.57%	1.56%
Supplemental data:
Net assets, end of year (000's)	$323,819	$334,203	$352,865	$374,144	$411,148
Portfolio turnover	403%	511%	537%	437%	284%

See accompanying notes to financial statements.

PACE Strategic Fixed Income Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Class A

	Years ended July 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$13.91	$13.32	$13.81	$14.21	$13.93
Net investment income (loss)[1]	0.37	0.40	0.35	0.36	0.37
Net realized and unrealized gain (loss)	1.06	0.61	(0.47)	(0.15)	0.38
Net increase (decrease) from operations	1.43	1.01	(0.12)	0.21	0.75
Dividends from net investment income	(0.43)	(0.42)	(0.37)	(0.39)	(0.37)
Distributions from net realized gains	—	—	—	(0.22)	(0.10)
Total dividends and distributions	(0.43)	(0.42)	(0.37)	(0.61)	(0.47)
Net asset value, end of year	$14.91	$13.91	$13.32	$13.81	$14.21
Total investment return[2]	10.56%	7.69%	(0.89)%	1.61%	5.43%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements, including interest expense	1.35%	1.56%	1.05%	1.12%	1.10%
Expenses after fee waivers and/or expense reimbursements, including interest expense	1.28%	1.51%	1.01%	1.06%	1.01%
Expenses after fee waivers and/or expense reimbursements, excluding interest expense	0.93%	0.96%	0.96%	0.96%	0.95%
Net investment income (loss)	2.57%	2.98%	2.57%	2.59%	2.69%
Supplemental data:
Net assets, end of year (000's)	$18,980	$18,074	$13,652	$13,605	$13,480
Portfolio turnover	248%	308%	243%	212%	133%

Class Y

	Years ended July 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$13.88	$13.29	$13.79	$14.19	$13.91
Net investment income (loss)[1]	0.40	0.43	0.38	0.39	0.39
Net realized and unrealized gain (loss)	1.06	0.62	(0.48)	(0.15)	0.38
Net increase (decrease) from operations	1.46	1.05	(0.10)	0.24	0.77
Dividends from net investment income	(0.46)	(0.46)	(0.40)	(0.42)	(0.39)
Distributions from net realized gains	—	—	—	(0.22)	(0.10)
Total dividends and distributions	(0.46)	(0.46)	(0.40)	(0.64)	(0.49)
Net asset value, end of year	$14.88	$13.88	$13.29	$13.79	$14.19
Total investment return[2]	10.78%	8.05%	(0.71)%	1.87%	5.68%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements, including interest expense	1.30%	1.42%	0.93%	1.03%	0.97%
Expenses after fee waivers and/or expense reimbursements, including interest expense	1.03%	1.24%	0.76%	0.81%	0.87%
Expenses after fee waivers and/or expense reimbursements, excluding interest expense	0.68%	0.71%	0.71%	0.71%	0.81%
Net investment income (loss)	2.83%	3.24%	2.81%	2.84%	2.82%
Supplemental data:
Net assets, end of year (000's)	$1,110	$1,364	$1,370	$1,599	$2,283
Portfolio turnover	248%	308%	243%	212%	133%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

PACE Strategic Fixed Income Investments

Financial highlights (continued)

Class P

	Years ended July 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$13.90	$13.31	$13.81	$14.20	$13.92
Net investment income (loss)[1]	0.40	0.44	0.38	0.39	0.40
Net realized and unrealized gain (loss)	1.06	0.61	(0.48)	(0.14)	0.38
Net increase (decrease) from operations	1.46	1.05	(0.10)	0.25	0.78
Dividends from net investment income	(0.46)	(0.46)	(0.40)	(0.42)	(0.40)
Distributions from net realized gains	—	—	—	(0.22)	(0.10)
Total dividends and distributions	(0.46)	(0.46)	(0.40)	(0.64)	(0.50)
Net asset value, end of year	$14.90	$13.90	$13.31	$13.81	$14.20
Total investment return[2]	10.76%	8.04%	(0.71)%	1.94%	5.68%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements, including interest expense	1.13%	1.32%	0.84%	0.90%	0.88%
Expenses after fee waivers and/or expense reimbursements, including interest expense	1.03%	1.23%	0.76%	0.81%	0.79%
Expenses after fee waivers and/or expense reimbursements, excluding interest expense	0.68%	0.71%	0.71%	0.71%	0.72%
Net investment income (loss)	2.83%	3.25%	2.82%	2.84%	2.92%
Supplemental data:
Net assets, end of year (000's)	$693,664	$725,052	$758,303	$808,009	$856,301
Portfolio turnover	248%	308%	243%	212%	133%

See accompanying notes to financial statements.

PACE Municipal Fixed Income Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Class A

	Years ended July 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$13.23	$12.73	$13.08	$13.55	$13.14
Net investment income (loss)[1]	0.27	0.34	0.33	0.32	0.33
Net realized and unrealized gain (loss)	0.20	0.53	(0.32)	(0.37)	0.48
Net increase (decrease) from operations	0.47	0.87	0.01	(0.05)	0.81
Dividends from net investment income	(0.25)	(0.34)	(0.34)	(0.32)	(0.33)
Distributions from net realized gains	(0.05)	(0.03)	(0.02)	(0.10)	(0.07)
Total dividends and distributions	(0.30)	(0.37)	(0.36)	(0.42)	(0.40)
Net asset value, end of year	$13.40	$13.23	$12.73	$13.08	$13.55
Total investment return[2]	3.66%	6.92%	0.03%	(0.29)%	6.26%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.92%	0.92%	0.91%	0.92%	0.92%
Expenses after fee waivers and/or expense reimbursements	0.82%	0.82%	0.82%	0.85%	0.85%
Net investment income (loss)	2.07%	2.62%	2.58%	2.47%	2.49%
Supplemental data:
Net assets, end of year (000's)	$40,355	$45,403	$38,714	$46,784	$51,397
Portfolio turnover	10%	21%	19%	14%	15%

Class Y

	Years ended July 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$13.23	$12.74	$13.08	$13.56	$13.15
Net investment income (loss)[1]	0.30	0.37	0.37	0.35	0.36
Net realized and unrealized gain (loss)	0.22	0.52	(0.32)	(0.38)	0.48
Net increase (decrease) from operations	0.52	0.89	0.05	(0.03)	0.84
Dividends from net investment income	(0.29)	(0.37)	(0.37)	(0.35)	(0.36)
Distributions from net realized gains	(0.05)	(0.03)	(0.02)	(0.10)	(0.07)
Total dividends and distributions	(0.34)	(0.40)	(0.39)	(0.45)	(0.43)
Net asset value, end of year	$13.41	$13.23	$12.74	$13.08	$13.56
Total investment return[2]	4.00%	7.10%	0.34%	(0.16)%	6.49%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.73%	0.73%	0.71%	0.71%	0.72%
Expenses after fee waivers and/or expense reimbursements	0.57%	0.57%	0.57%	0.64%	0.65%
Net investment income (loss)	2.31%	2.87%	2.83%	2.67%	2.69%
Supplemental data:
Net assets, end of year (000's)	$4	$68	$65	$91	$70
Portfolio turnover	10%	21%	19%	14%	15%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $ 10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

PACE Municipal Fixed Income Investments

Financial highlights (continued)

Class P

	Years ended July 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$13.24	$12.74	$13.08	$13.56	$13.15
Net investment income (loss)[1]	0.30	0.37	0.37	0.35	0.36
Net realized and unrealized gain (loss)	0.21	0.53	(0.32)	(0.38)	0.49
Net increase (decrease) from operations	0.51	0.90	0.05	(0.03)	0.85
Dividends from net investment income	(0.29)	(0.37)	(0.37)	(0.35)	(0.37)
Distributions from net realized gains	(0.05)	(0.03)	(0.02)	(0.10)	(0.07)
Total dividends and distributions	(0.34)	(0.40)	(0.39)	(0.45)	(0.44)
Net asset value, end of year	$13.41	$13.24	$12.74	$13.08	$13.56
Total investment return[2]	3.92%	7.18%	0.34%	(0.13)%	6.51%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.67%	0.67%	0.67%	0.67%	0.67%
Expenses after fee waivers and/or expense reimbursements	0.57%	0.57%	0.57%	0.61%	0.60%
Net investment income (loss)	2.30%	2.87%	2.84%	2.71%	2.73%
Supplemental data:
Net assets, end of year (000's)	$279,178	$298,844	$309,878	$323,715	$350,137
Portfolio turnover	10%	21%	19%	14%	15%

See accompanying notes to financial statements.

PACE Global Fixed Income Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Class A

	Years ended July 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$10.01	$9.73	$10.04	$10.79	$9.94
Net investment income (loss)[1]	0.09	0.11	0.09	0.11	0.14
Net realized and unrealized gain (loss)	0.64	0.32	(0.26)	(0.61)	1.00
Net increase (decrease) from operations	0.73	0.43	(0.17)	(0.50)	1.14
Dividends from net investment income	(0.16)	(0.15)	—	(0.18)	(0.29)
Return of capital	—	—	(0.14)	(0.07)	—
Total dividends and return of capital	(0.16)	(0.15)	(0.14)	(0.25)	(0.29)
Net asset value, end of year	$10.58	$10.01	$9.73	$10.04	$10.79
Total investment return[2]	7.36%	4.48%	(1.72)%	(4.59)%	11.77%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.27%	1.26%[3]	1.27%[3]	1.29%[3]	1.28%[3]
Expenses after fee waivers and/or expense reimbursements/recoupments	1.03%	1.03%[3]	1.09%[3]	1.10%[3]	1.04%[3]
Net investment income (loss)	0.88%	1.12%	0.93%	1.11%	1.33%
Supplemental data:
Net assets, end of year (000's)	$28,811	$30,448	$31,480	$38,368	$45,624
Portfolio turnover	136%	54%	221%	199%	38%

Class Y

	Years ended July 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$9.96	$9.69	$10.00	$10.75	$9.91
Net investment income (loss)[1]	0.10	0.12	0.11	0.13	0.16
Net realized and unrealized gain (loss)	0.63	0.32	(0.26)	(0.62)	0.99
Net increase (decrease) from operations	0.73	0.44	(0.15)	(0.49)	1.15
Dividends from net investment income	(0.18)	(0.17)	—	(0.18)	(0.31)
Return of capital	—	—	(0.16)	(0.08)	—
Total dividends and return of capital	(0.18)	(0.17)	(0.16)	(0.26)	(0.31)
Net asset value, end of year	$10.51	$9.96	$9.69	$10.00	$10.75
Total investment return[2]	7.47%	4.66%	(1.51)%	(4.45)%	11.93%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.05%	1.10%[3]	1.15%[3]	1.13%[3]	1.07%[3]
Expenses after fee waivers and/or expense reimbursements	0.87%	0.87%[3]	0.94%[3]	0.94%[3]	0.84%[3]
Net investment income (loss)	1.04%	1.28%	1.08%	1.28%	1.54%
Supplemental data:
Net assets, end of year (000's)	$1,943	$2,182	$2,324	$2,592	$4,040
Portfolio turnover	136%	54%	221%	199%	38%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $ 10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  Includes interest expense representing less than 0.005%.

PACE Global Fixed Income Investments

Financial highlights (continued)

Class P

	Years ended July 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$10.00	$9.72	$10.03	$10.79	$9.94
Net investment income (loss)[1]	0.11	0.13	0.11	0.13	0.15
Net realized and unrealized gain (loss)	0.63	0.32	(0.26)	(0.63)	1.01
Net increase (decrease) from operations	0.74	0.45	(0.15)	(0.50)	1.16
Dividends from net investment income	(0.18)	(0.17)	—	(0.18)	(0.31)
Return of capital	—	—	(0.16)	(0.08)	—
Total dividends and return of capital	(0.18)	(0.17)	(0.16)	(0.26)	(0.31)
Net asset value, end of year	$10.56	$10.00	$9.72	$10.03	$10.79
Total investment return[2]	7.54%	4.75%	(1.50)%	(4.51)%	11.99%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.08%	1.09%[3]	1.09%[3]	1.11%[3]	1.08%[3]
Expenses after fee waivers and/or expense reimbursements	0.84%	0.84%[3]	0.90%[3]	0.92%[3]	0.85%[3]
Net investment income (loss)	1.07%	1.31%	1.12%	1.29%	1.52%
Supplemental data:
Net assets, end of year (000's)	$300,695	$328,278	$369,353	$403,015	$512,631
Portfolio turnover	136%	54%	221%	199%	38%

See accompanying notes to financial statements.

PACE High Yield Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Class A

	Years ended July 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$9.72	$9.81	$10.07	$9.59	$9.70
Net investment income (loss)[1]	0.50	0.53	0.53	0.54	0.54
Net realized and unrealized gain (loss)	(0.40)	(0.09)	(0.26)	0.48	(0.11)
Net increase (decrease) from operations	0.10	0.44	0.27	1.02	0.43
Dividends from net investment income	(0.54)	(0.53)	(0.53)	(0.54)	(0.47)
Return of capital	—	—	—	—	(0.07)
Total dividends, distributions and return of capital	(0.54)	(0.53)	(0.53)	(0.54)	(0.54)
Net asset value, end of year	$9.28	$9.72	$9.81	$10.07	$9.59
Total investment return[2]	1.25%	4.66%	2.76%	10.93%	4.88%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.24%	1.23%[3]	1.22%	1.25%	1.26%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.06%	1.06%[3]	1.06%	1.07%	1.08%
Net investment income (loss)	5.39%	5.52%	5.29%	5.43%	5.84%
Supplemental data:
Net assets, end of year (000's)	$7,507	$5,813	$3,748	$4,251	$3,764
Portfolio turnover	82%	62%	63%	91%	103%

Class Y

	Years ended July 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$9.76	$9.86	$10.10	$9.62	$9.73
Net investment income (loss)[1]	0.52	0.55	0.56	0.56	0.56
Net realized and unrealized gain (loss)	(0.40)	(0.10)	(0.25)	0.48	(0.10)
Net increase (decrease) from operations	0.12	0.45	0.31	1.04	0.46
Dividends from net investment income	(0.56)	(0.55)	(0.55)	(0.56)	(0.49)
Return of capital	—	—	—	—	(0.08)
Total dividends, distributions and return of capital	(0.56)	(0.55)	(0.55)	(0.56)	(0.57)
Net asset value, end of year	$9.32	$9.76	$9.86	$10.10	$9.62
Total investment return[2]	1.49%	4.79%	3.06%	11.21%	5.11%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	0.93%	0.92%[3]	0.85%	1.05%	1.03%
Expenses after fee waivers and/or expense reimbursements/recoupments	0.88%	0.88%[3]	0.79%	0.88%	0.86%
Net investment income (loss)	5.58%	5.69%	5.57%	5.66%	6.09%
Supplemental data:
Net assets, end of year (000's)	$568	$560	$534	$518	$874
Portfolio turnover	82%	62%	63%	91%	103%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $ 10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  Includes interest expense representing less than 0.005%.

PACE High Yield Investments

Financial highlights (continued)

Class P

	Years ended July 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$9.73	$9.83	$10.09	$9.61	$9.72
Net investment income (loss)[1]	0.52	0.55	0.54	0.55	0.56
Net realized and unrealized gain (loss)	(0.40)	(0.10)	(0.25)	0.49	(0.11)
Net increase (decrease) from operations	0.12	0.45	0.29	1.04	0.45
Dividends from net investment income	(0.57)	(0.55)	(0.55)	(0.56)	(0.49)
Return of capital	—	—	—	—	(0.07)
Total dividends, distributions and return of capital	(0.57)	(0.55)	(0.55)	(0.56)	(0.56)
Net asset value, end of year	$9.28	$9.73	$9.83	$10.09	$9.61
Total investment return[2]	1.40%	4.80%	2.96%	11.07%	5.03%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.10%	1.09%[3]	1.07%	1.10%	1.11%
Expenses after fee waivers and/or expense reimbursements/recoupments	0.91%	0.91%[3]	0.91%	0.92%	0.94%
Net investment income (loss)	5.53%	5.66%	5.44%	5.59%	6.00%
Supplemental data:
Net assets, end of year (000's)	$258,345	$302,015	$347,364	$376,424	$412,789
Portfolio turnover	82%	62%	63%	91%	103%

See accompanying notes to financial statements.

PACE Large Co Value Equity Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Class A

	Years ended July 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$21.57	$23.76	$23.70	$21.35	$23.72
Net investment income (loss)[1]	0.38	0.38	0.35	0.33	0.34
Net realized and unrealized gain (loss)	(2.83)	(0.40)	1.73	2.99	0.11
Net increase (decrease) from operations	(2.45)	(0.02)	2.08	3.32	0.45
Dividends from net investment income	(0.39)	(0.35)	(0.32)	(0.35)	(0.32)
Distributions from net realized gains	(0.86)	(1.82)	(1.70)	(0.62)	(2.50)
Total dividends and distributions	(1.25)	(2.17)	(2.02)	(0.97)	(2.82)
Net asset value, end of year	$17.87	$21.57	$23.76	$23.70	$21.35
Total investment return[2]	(12.41)%	1.06%	8.83%	15.74%	2.87%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.47%	1.44%	1.46%	1.45%	1.48%
Expenses after fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.47%	1.44%	1.46%	1.44%	1.47%
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.13%	1.11%	1.10%	1.11%	1.13%
Net investment income (loss)	1.91%	1.77%	1.46%	1.47%	1.63%
Supplemental data:
Net assets, end of year (000's)	$81,190	$107,796	$111,759	$117,223	$111,716
Portfolio turnover	72%	81%	68%	71%	65%

Class Y

	Years ended July 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$21.64	$23.83	$23.77	$21.41	$23.78
Net investment income (loss)[1]	0.42	0.44	0.41	0.39	0.40
Net realized and unrealized gain (loss)	(2.84)	(0.40)	1.73	3.00	0.11
Net increase (decrease) from operations	(2.42)	0.04	2.14	3.39	0.51
Dividends from net investment income	(0.45)	(0.41)	(0.38)	(0.41)	(0.38)
Distributions from net realized gains	(0.86)	(1.82)	(1.70)	(0.62)	(2.50)
Total dividends and distributions	(1.31)	(2.23)	(2.08)	(1.03)	(2.88)
Net asset value, end of year	$17.91	$21.64	$23.83	$23.77	$21.41
Total investment return[2]	(12.22)%	1.35%	9.08%	16.02%	3.16%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.55%	1.19%	1.21%	1.20%	1.23%
Expenses after fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.23%	1.19%	1.21%	1.19%	1.21%
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	0.89%	0.86%	0.85%	0.86%	0.88%
Net investment income (loss)	2.15%	2.01%	1.71%	1.73%	1.89%
Supplemental data:
Net assets, end of year (000's)	$13,059	$16,463	$17,206	$17,451	$17,870
Portfolio turnover	72%	81%	68%	71%	65%
1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $ 10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

PACE Large Co Value Equity Investments

Financial highlights (continued)

Class P

	Years ended July 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$21.51	$23.71	$23.66	$21.31	$23.68
Net investment income (loss)[1]	0.42	0.44	0.40	0.38	0.39
Net realized and unrealized gain (loss)	(2.82)	(0.42)	1.72	2.99	0.12
Net increase (decrease) from operations	(2.40)	0.02	2.12	3.37	0.51
Dividends from net investment income	(0.44)	(0.40)	(0.37)	(0.40)	(0.38)
Distributions from net realized gains	(0.86)	(1.82)	(1.70)	(0.62)	(2.50)
Total dividends and distributions	(1.30)	(2.22)	(2.07)	(1.02)	(2.88)
Net asset value, end of year	$17.81	$21.51	$23.71	$23.66	$21.31
Total investment return[2]	(12.24)%	1.28%	9.06%	16.03%	3.17%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.24%	1.21%	1.23%	1.22%	1.24%
Expenses after fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.23%	1.21%	1.22%	1.20%	1.23%
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	0.89%	0.88%	0.87%	0.88%	0.89%
Net investment income (loss)	2.16%	2.01%	1.69%	1.70%	1.87%
Supplemental data:
Net assets, end of year (000's)	$760,606	$1,008,741	$1,184,977	$1,197,155	$1,160,287
Portfolio turnover	72%	81%	68%	71%	65%

See accompanying notes to financial statements.

PACE Large Co Growth Equity Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Class A

	Years ended July 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$24.27	$27.06	$25.18	$22.37	$26.24
Net investment income (loss)[1]	(0.02)	(0.06)	(0.06)	0.02	(0.05)
Net realized and unrealized gain (loss)	5.61	1.74	4.55	3.54	0.10
Net increase (decrease) from operations	5.59	1.68	4.49	3.56	0.05
Dividends from net investment income	—	—	—	(0.03)	—
Distributions from net realized gains	(3.75)	(4.47)	(2.61)	(0.72)	(3.92)
Total dividends and distributions	(3.75)	(4.47)	(2.61)	(0.75)	(3.92)
Net asset value, end of year	$26.11	$24.27	$27.06	$25.18	$22.37
Total investment return[2]	26.36%	10.08%	18.72%	16.50%	0.73%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.16%[3]	1.14%[3]	1.14%[3]	1.18%[3]	1.19%[3]
Expenses after fee waivers and/or expense reimbursements/recoupments	1.13%[3]	1.13%[3]	1.14%[3]	1.17%[3]	1.18%[3]
Net investment income (loss)	(0.10)%	(0.27)%	(0.22)%	0.07%	(0.24)%
Supplemental data:
Net assets, end of year (000's)	$54,124	$48,197	$47,549	$45,095	$42,862
Portfolio turnover	42%	34%	41%	40%	33%

Class Y

	Years ended July 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$25.61	$28.23	$26.12	$23.19	$26.98
Net investment income (loss)[1]	0.04	(0.01)	0.01	0.08	0.01
Net realized and unrealized gain (loss)	5.97	1.87	4.74	3.66	0.12
Net increase (decrease) from operations	6.01	1.86	4.75	3.74	0.13
Dividends from net investment income	(0.04)	(0.01)	(0.03)	(0.09)	—
Distributions from net realized gains	(3.75)	(4.47)	(2.61)	(0.72)	(3.92)
Total dividends and distributions	(3.79)	(4.48)	(2.64)	(0.81)	(3.92)
Net asset value, end of year	$27.83	$25.61	$28.23	$26.12	$23.19
Total investment return[2]	26.71%	10.38%	19.03%	16.73%	1.04%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.88%[3]	0.88%[3]	0.88%[3]	0.92%[3]	0.92%[3]
Expenses after fee waivers and/or expense reimbursements	0.88%[3]	0.88%[3]	0.88%[3]	0.91%[3]	0.91%[3]
Net investment income (loss)	0.15%	(0.02)%	0.05%	0.33%	0.02%
Supplemental data:
Net assets, end of year (000's)	$19,149	$16,329	$15,715	$14,238	$13,989
Portfolio turnover	42%	34%	41%	40%	33%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  Includes interest expense representing less than 0.005%.

4  Amount represents less than $0.005 per share.

PACE Large Co Growth Equity Investments

Financial highlights (continued)

Class P

	Years ended July 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$25.37	$28.01	$25.94	$23.03	$26.83
Net investment income (loss)[1]	0.04	(0.00)[4]	0.01	0.07	0.00[4]
Net realized and unrealized gain (loss)	5.90	1.84	4.70	3.64	0.12
Net increase (decrease) from operations	5.94	1.84	4.71	3.71	0.12
Dividends from net investment income	(0.04)	(0.01)	(0.03)	(0.08)	—
Distributions from net realized gains	(3.75)	(4.47)	(2.61)	(0.72)	(3.92)
Total dividends and distributions	(3.79)	(4.48)	(2.64)	(0.80)	(3.92)
Net asset value, end of year	$27.52	$25.37	$28.01	$25.94	$23.03
Total investment return[2]	26.72%	10.34%	19.03%	16.75%	1.01%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.92%[3]	0.90%[3]	0.90%[3]	0.93%[3]	0.93%[3]
Expenses after fee waivers and/or expense reimbursements	0.88%[3]	0.88%[3]	0.89%[3]	0.92%[3]	0.92%[3]
Net investment income (loss)	0.17%	(0.01)%	0.03%	0.32%	0.01%
Supplemental data:
Net assets, end of year (000's)	$1,099,813	$1,156,162	$1,327,262	$1,270,696	$1,214,069
Portfolio turnover	42%	34%	41%	40%	33%

See accompanying notes to financial statements.

PACE Small/Medium Co Value Equity Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Class A

	Years ended July 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$18.74	$21.05	$20.90	$18.86	$20.81
Net investment income (loss)[1]	0.08	0.10	0.07	0.13	0.07
Net realized and unrealized gain (loss)	(1.81)	(1.29)	2.49	2.75	0.08
Net increase (decrease) from operations	(1.73)	(1.19)	2.56	2.88	0.15
Dividends from net investment income	(0.13)	(0.13)	(0.02)	(0.28)	(0.11)
Distributions from net realized gains	—	(0.99)	(2.39)	(0.56)	(1.99)
Total dividends and distributions	(0.13)	(1.12)	(2.41)	(0.84)	(2.10)
Net asset value, end of year	$16.88	$18.74	$21.05	$20.90	$18.86
Total investment return[2]	(9.32)%	(4.68)%	12.93%	15.25%	1.60%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.23%[3]	1.22%[3]	1.21%	1.23%[3]	1.24%
Expenses after fee waivers and/or expense reimbursements	1.23%[3]	1.22%[3]	1.21%	1.21%[3]	1.24%
Net investment income (loss)	0.47%	0.52%	0.34%	0.66%	0.41%
Supplemental data:
Net assets, end of year (000's)	$13,279	$17,094	$18,342	$17,627	$16,670
Portfolio turnover	59%	68%	60%	102%	74%

Class Y

	Years ended July 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$19.63	$22.00	$21.71	$19.55	$21.48
Net investment income (loss)[1]	0.14	0.16	0.15	0.30	0.12
Net realized and unrealized gain (loss)	(1.90)	(1.35)	2.58	2.70	0.09
Net increase (decrease) from operations	(1.76)	(1.19)	2.73	3.00	0.21
Dividends from net investment income	(0.18)	(0.19)	(0.05)	(0.28)	(0.15)
Distributions from net realized gains	—	(0.99)	(2.39)	(0.56)	(1.99)
Total dividends and distributions	(0.18)	(1.18)	(2.44)	(0.84)	(2.14)
Net asset value, end of year	$17.69	$19.63	$22.00	$21.71	$19.55
Total investment return[2]	(9.08)%	(4.44)%	13.26%	15.35%	1.81%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.04%[3]	0.94%[3]	0.89%	1.13%[3]	1.07%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.04%[3]	0.94%[3]	0.89%	1.10%[3]	1.07%
Net investment income (loss)	0.77%	0.79%	0.70%	1.43%	0.63%
Supplemental data:
Net assets, end of year (000's)	$105	$178	$232	$297	$697
Portfolio turnover	59%	68%	60%	102%	74%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $ 10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  Includes interest expense representing less than 0.005%.

PACE Small/Medium Co Value Equity Investments

Financial highlights (continued)

Class P

	Years ended July 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$19.36	$21.69	$21.47	$19.35	$21.30
Net investment income (loss)[1]	0.12	0.13	0.11	0.17	0.10
Net realized and unrealized gain (loss)	(1.86)	(1.31)	2.55	2.81	0.08
Net increase (decrease) from operations	(1.74)	(1.18)	2.66	2.98	0.18
Dividends from net investment income	(0.17)	(0.16)	(0.05)	(0.30)	(0.14)
Distributions from net realized gains	—	(0.99)	(2.39)	(0.56)	(1.99)
Total dividends and distributions	(0.17)	(1.15)	(2.44)	(0.86)	(2.13)
Net asset value, end of year	$17.45	$19.36	$21.69	$21.47	$19.35
Total investment return[2]	(9.12)%	(4.49)%	13.07%	15.41%	1.77%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.09%[3]	1.07%[3]	1.07%	1.09%[3]	1.11%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.04%[3]	1.04%[3]	1.06%	1.07%[3]	1.11%
Net investment income (loss)	0.65%	0.69%	0.50%	0.82%	0.53%
Supplemental data:
Net assets, end of year (000's)	$338,418	$421,054	$517,363	$503,464	$490,762
Portfolio turnover	59%	68%	60%	102%	74%

See accompanying notes to financial statements.

PACE Small/Medium Co Growth Equity Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Class A

	Years ended July 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$16.82	$19.54	$16.79	$14.34	$20.45
Net investment income (loss)[1]	(0.10)	(0.12)	(0.12)	(0.09)	(0.10)
Net realized and unrealized gain (loss)	1.65	0.45	3.88	2.54	(2.23)
Net increase (decrease) from operations	1.55	0.33	3.76	2.45	(2.33)
Distributions from net realized gains	(2.55)	(3.05)	(1.01)	—	(3.78)
Net asset value, end of year	$15.82	$16.82	$19.54	$16.79	$14.34
Total investment return[2]	10.43%	4.67%	23.29%	17.09%	(11.20)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.23%[3]	1.21%[3]	1.20%[3]	1.23%	1.25%[4]
Expenses after fee waivers and/or expense reimbursements/recoupments	1.23%[3]	1.21%[3]	1.19%[3]	1.19%	1.21%[4]
Net investment income (loss)	(0.64)%	(0.67)%	(0.66)%	(0.61)%	(0.64)%
Supplemental data:
Net assets, end of year (000's)	$23,755	$24,675	$24,749	$22,681	$21,912
Portfolio turnover	89%	135%	99%	93%	98%

Class Y

	Years ended July 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$18.65	$21.26	$18.08	$15.44	$21.67
Net investment income (loss)[1]	(0.08)	(0.10)	(0.02)	(0.08)	(0.09)
Net realized and unrealized gain (loss)	1.85	0.54	4.21	2.72	(2.36)
Net increase (decrease) from operations	1.77	0.44	4.19	2.64	(2.45)
Distributions from net realized gains	(2.55)	(3.05)	(1.01)	—	(3.78)
Net asset value, end of year	$17.87	$18.65	$21.26	$18.08	$15.44
Total investment return[2]	10.60%	4.82%	23.97%	17.16%	(11.11)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.21%[3]	0.92%[3]	0.69%[3]	1.24%	1.09%[3,4]
Expenses after fee waivers and/or expense reimbursements	1.08%[3]	1.08%[3,4]	0.67%[3]	1.13%	1.12%[3,4]
Net investment income (loss)	(0.49)%	(0.54)%	(0.12)%	(0.48)%	(0.55)%
Supplemental data:
Net assets, end of year (000's)	$28	$49	$47	$100	$488
Portfolio turnover	89%	135%	99%	93%	98%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  Includes interest expense representing less than 0.005%.

PACE Small/Medium Co Growth Equity Investments

Financial highlights (continued)

Class P

	Years ended July 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$18.21	$20.85	$17.82	$15.21	$21.40
Net investment income (loss)[1]	(0.08)	(0.10)	(0.10)	(0.08)	(0.08)
Net realized and unrealized gain (loss)	1.81	0.51	4.14	2.69	(2.33)
Net increase (decrease) from operations	1.73	0.41	4.04	2.61	(2.41)
Distributions from net realized gains	(2.55)	(3.05)	(1.01)	—	(3.78)
Net asset value, end of year	$17.39	$18.21	$20.85	$17.82	$15.21
Total investment return[2]	10.64%	4.83%	23.46%	17.16%	(11.07)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.09%[3]	1.07%[3]	1.06%[3]	1.11%	1.13%[4]
Expenses after fee waivers and/or expense reimbursements	1.08%[3]	1.07%[3]	1.05%[3]	1.07%	1.09%[4]
Net investment income (loss)	(0.49)%	(0.52)%	(0.52)%	(0.49)%	(0.52)%
Supplemental data:
Net assets, end of year (000's)	$383,461	$433,053	$518,869	$469,557	$444,300
Portfolio turnover	89%	135%	99%	93%	98%

4  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements.

PACE International Equity Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Class A

	Years ended July 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$15.00	$17.03	$16.23	$14.19	$15.04
Net investment income (loss)[1]	0.21	0.24	0.23	0.26	0.22
Net realized and unrealized gain (loss)	(0.18)	(1.13)	0.88	2.06	(0.87)
Net increase (decrease) from operations	0.03	(0.89)	1.11	2.32	(0.65)
Dividends from net investment income	(0.36)	(0.26)	(0.31)	(0.28)	(0.20)
Distributions from net realized gains	(0.03)	(0.88)	—	—	—
Total dividends and distributions	(0.39)	(1.14)	(0.31)	(0.28)	(0.20)
Net asset value, end of year	$14.64	$15.00	$17.03	$16.23	$14.19
Total investment return[2]	0.00%	(4.56)%	6.88%	16.71%	(4.30)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.78%	1.88%	1.86%[3]	1.79%[3]	1.86%[3]
Expenses after fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.78%	1.88%	1.85%[3]	1.76%[3]	1.82%[3]
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.34%	1.34%	1.31%	1.37%	1.38%
Net investment income (loss)	1.42%	1.60%	1.37%	1.77%	1.61%
Supplemental data:
Net assets, end of year (000's)	$23,422	$27,264	$31,165	$31,113	$29,788
Portfolio turnover	32%	46%	78%	81%	80%

Class Y

	Years ended July 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$14.93	$16.98	$16.17	$14.14	$15.00
Net investment income (loss)[1]	0.25	0.29	0.28	0.30	0.26
Net realized and unrealized gain (loss)	(0.17)	(1.15)	0.89	2.05	(0.88)
Net increase (decrease) from operations	0.08	(0.86)	1.17	2.35	(0.62)
Dividends from net investment income	(0.40)	(0.31)	(0.36)	(0.32)	(0.24)
Distributions from net realized gains	(0.03)	(0.88)	—	—	—
Total dividends and distributions	(0.43)	(1.19)	(0.36)	(0.32)	(0.24)
Net asset value, end of year	$14.58	$14.93	$16.98	$16.17	$14.14
Total investment return[2]	0.29%	(4.32)%	7.24%	17.04%	(4.09)%
Ratios to average net assets:
Expenses before fee waivers and/or reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.47%	1.62%	1.59%[3]	1.51%[3]	1.56%[3]
Expenses after fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.47%	1.62%	1.58%[3]	1.48%[3]	1.53%[3]
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.03%	1.07%	1.04%	1.09%	1.09%
Net investment income (loss)	1.71%	1.90%	1.63%	2.04%	1.86%
Supplemental data:
Net assets, end of year (000's)	$11,053	$11,977	$13,966	$14,726	$15,900
Portfolio turnover	32%	46%	78%	81%	80%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $ 10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

PACE International Equity Investments

Financial highlights (continued)

Class P

	Years ended July 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$14.90	$16.93	$16.13	$14.11	$14.97
Net investment income (loss)[1]	0.24	0.29	0.28	0.31	0.26
Net realized and unrealized gain (loss)	(0.17)	(1.13)	0.88	2.03	(0.88)
Net increase (decrease) from operations	0.07	(0.84)	1.16	2.34	(0.62)
Dividends from net investment income	(0.40)	(0.31)	(0.36)	(0.32)	(0.24)
Distributions from net realized gains	(0.03)	(0.88)	—	—	—
Total dividends and distributions	(0.43)	(1.19)	(0.36)	(0.32)	(0.24)
Net asset value, end of year	$14.54	$14.90	$16.93	$16.13	$14.11
Total investment return[2]	0.30%	(4.27)%	7.14%	17.08%	(4.09)%
Ratios to average net assets:
Expenses before fee waivers and/or reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.49%	1.60%	1.59%[3]	1.51%[3]	1.58%[3]
Expenses after fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.49%	1.60%	1.58%[3]	1.48%[3]	1.54%[3]
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.05%	1.05%	1.03%	1.09%	1.10%
Net investment income (loss)	1.70%	1.89%	1.66%	2.10%	1.90%
Supplemental data:
Net assets, end of year (000's)	$815,785	$948,956	$1,138,165	$1,104,550	$924,833
Portfolio turnover	32%	46%	78%	81%	80%

3  Includes interest expense representing less than 0.005%.

See accompanying notes to financial statements.

PACE International Emerging Markets Equity Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Class A

	Years ended July 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$12.99	$13.61	$13.59	$11.41	$11.81
Net investment income (loss)[1]	0.12	0.16	0.13	0.13	0.09
Net realized and unrealized gain (loss)	0.80	(0.58)	0.03	2.14	(0.46)
Net increase (decrease) from operations	0.92	(0.42)	0.16	2.27	(0.37)
Dividends from net investment income	(0.12)	(0.20)	(0.14)	(0.09)	(0.03)
Net asset value, end of year	$13.79	$12.99	$13.61	$13.59	$11.41
Total investment return[2]	6.97%	(2.91)%	1.11%	19.95%	(3.08)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.72%[3]	1.71%[3]	1.72%[3]	1.80%[3]	1.90%[3]
Expenses after fee waivers and/or expense reimbursements	1.65%[3]	1.70%[3]	1.70%[3]	1.75%[3]	1.80%[3]
Net investment income (loss)	0.92%	1.24%	0.89%	1.06%	0.86%
Supplemental data:
Net assets, end of year (000's)	$4,605	$4,512	$3,811	$4,076	$3,931
Portfolio turnover	79%	52%	65%	65%	65%

Class Y

	Years ended July 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$13.11	$13.73	$13.70	$11.51	$11.97
Net investment income (loss)[1]	0.15	0.19	0.17	0.16	0.12
Net realized and unrealized gain (loss)	0.81	(0.59)	0.03	2.15	(0.47)
Net increase (decrease) from operations	0.96	(0.40)	0.20	2.31	(0.35)
Dividends from net investment income	(0.15)	(0.22)	(0.17)	(0.12)	(0.11)
Net asset value, end of year	$13.92	$13.11	$13.73	$13.70	$11.51
Total investment return[2]	7.29%	(2.74)%	1.41%	20.21%	(2.80)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.40%[3]	1.47%[3]	1.45%[3]	1.54%[3]	1.63%[3]
Expenses after fee waivers and/or expense reimbursements	1.40%[3]	1.45%[3]	1.45%[3]	1.50%[3]	1.54%[3]
Net investment income (loss)	1.16%	1.45%	1.15%	1.30%	1.14%
Supplemental data:
Net assets, end of year (000's)	$6,067	$6,424	$7,419	$7,795	$7,923
Portfolio turnover	79%	52%	65%	65%	65%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  Includes interest expense representing less than 0.005%.

PACE International Emerging Markets Equity Investments

Financial highlights (continued)

Class P

	Years ended July 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$13.04	$13.65	$13.63	$11.45	$11.91
Net investment income (loss)[1]	0.15	0.19	0.16	0.16	0.12
Net realized and unrealized gain (loss)	0.81	(0.58)	0.03	2.14	(0.47)
Net increase (decrease) from operations	0.96	(0.39)	0.19	2.30	(0.35)
Dividends from net investment income	(0.15)	(0.22)	(0.17)	(0.12)	(0.11)
Net asset value, end of year	$13.85	$13.04	$13.65	$13.63	$11.45
Total investment return[2]	7.24%	(2.70)%	1.42%	20.18%	(2.82)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.51%[3]	1.49%[3]	1.50%[3]	1.59%[3]	1.69%[3]
Expenses after fee waivers and/or expense reimbursements	1.40%[3]	1.45%[3]	1.45%[3]	1.50%[3]	1.60%[3]
Net investment income (loss)	1.14%	1.45%	1.14%	1.33%	1.10%
Supplemental data:
Net assets, end of year (000's)	$345,431	$376,722	$437,363	$454,178	$394,346
Portfolio turnover	79%	52%	65%	65%	65%

See accompanying notes to financial statements.

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PACE Global Real Estate Securities Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Class A

	Years ended July 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$7.74	$7.65	$7.69	$8.03	$7.51
Net investment income (loss)[1]	0.12	0.14	0.21	0.17	0.13
Net realized and unrealized gain (loss)	(1.37)	0.18	0.06	(0.21)	0.58
Net increase (decrease) from operations	(1.25)	0.32	0.27	(0.04)	0.71
Dividends from net investment income	(0.36)	(0.23)	(0.27)	(0.30)	(0.19)
Distributions from net realized gains	—	—	(0.04)	—	—
Total dividends and distributions	(0.36)	(0.23)	(0.31)	(0.30)	(0.19)
Net asset value, end of year	$6.13	$7.74	$7.65	$7.69	$8.03
Total investment return[2]	(17.00)%	4.53%	3.50%	(0.15)%	9.86%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.59%[3]	1.56%[3]	1.50%[3]	1.54%[3]	1.65%
Expenses after fee waivers and/or expense reimbursements	1.45%[3]	1.45%[3]	1.45%[3]	1.46%[3]	1.45%
Net investment income (loss)	1.69%	1.81%	2.82%	2.28%	1.79%
Supplemental data:
Net assets, end of year (000's)	$307	$491	$370	$458	$373
Portfolio turnover	111%	68%	73%	98%	75%

Class P

	Years ended July 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$7.46	$7.37	$7.42	$7.76	$7.28
Net investment income (loss)[1]	0.13	0.16	0.22	0.19	0.14
Net realized and unrealized gain (loss)	(1.31)	0.18	0.07	(0.21)	0.56
Net increase (decrease) from operations	(1.18)	0.34	0.29	(0.02)	0.70
Dividends from net investment income	(0.39)	(0.25)	(0.30)	(0.32)	(0.22)
Distributions from net realized gains	—	—	(0.04)	—	—
Total dividends and distributions	(0.39)	(0.25)	(0.34)	(0.32)	(0.22)
Net asset value, end of year	$5.89	$7.46	$7.37	$7.42	$7.76
Total investment return[2]	(16.85)%	4.92%	3.68%	0.19%	10.13%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.59%[3]	1.57%[3]	1.53%[3]	1.58%[3]	1.59%
Expenses after fee waivers and/or expense reimbursements	1.20%[3]	1.20%[3]	1.20%[3]	1.21%[3]	1.20%
Net investment income (loss)	1.97%	2.20%	3.08%	2.58%	2.07%
Supplemental data:
Net assets, end of year (000's)	$87,866	$121,187	$137,069	$140,262	$151,565
Portfolio turnover	111%	68%	73%	98%	75%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $ 10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  Includes interest expense representing less than 0.005%.

See accompanying notes to financial statements

PACE Alternative Strategies Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Class A

	Years ended July 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$10.60	$10.85	$10.71	$10.49	$11.10
Net investment income (loss)[1]	(0.06)	0.01	(0.02)	(0.07)	(0.06)
Net realized and unrealized gain (loss)	0.51	0.03	0.16	0.29	(0.32)
Net increase (decrease) from operations	0.45	0.04	0.14	0.22	(0.38)
Dividends from net investment income	—	—	—	—	(0.23)
Distributions from net realized gains	—	(0.29)	—	—	—
Total dividends and distributions	—	(0.29)	—	—	(0.23)
Net asset value, end of year	$11.05	$10.60	$10.85	$10.71	$10.49
Total investment return[2]	4.25%	0.52%	1.21%	2.19%	(3.47)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.80%	2.65%	2.36%	2.26%	2.02%
Expenses after fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.62%	2.58%	2.27%	2.17%	1.95%
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.88%	1.85%	1.76%	1.75%	1.79%
Net investment income (loss)	(0.57)%	0.10%	(0.16)%	(0.71)%	(0.53)%
Supplemental data:
Net assets, end of year (000's)	$6,460	$8,394	$7,208	$8,702	$9,800
Portfolio turnover	491%	447%	346%	292%	221%

Class Y

	Years ended July 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$10.60	$10.82	$10.65	$10.42	$11.12
Net investment income (loss)[1]	(0.04)	0.04	0.01	(0.06)	(0.02)
Net realized and unrealized gain (loss)	0.52	0.03	0.16	0.29	(0.31)
Net increase (decrease) from operations	0.48	0.07	0.17	0.23	(0.33)
Dividends from net investment income	(0.02)	—	—	—	(0.37)
Distributions from net realized gains	—	(0.29)	—	—	—
Total dividends and distributions	(0.02)	(0.29)	—	—	(0.37)
Net asset value, end of year	$11.06	$10.60	$10.82	$10.65	$10.42
Total investment return[2]	4.56%	0.80%	1.41%	2.40%	(2.99)%
Ratios to average net assets:
Expenses before fee waivers and/or reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.56%	2.38%	2.11%	2.06%	1.69%
Expenses after fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.38%	2.31%	2.02%	1.96%	1.62%
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.63%	1.59%	1.51%	1.57%	1.48%
Net investment income (loss)	(0.38)%	0.36%	0.09%	(0.54)%	(0.17)%
Supplemental data:
Net assets, end of year (000's)	$402	$386	$544	$646	$1,926
Portfolio turnover	491%	447%	346%	292%	221%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $ 10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

PACE Alternative Strategies Investments

Financial highlights (concluded)

Class P

	Years ended July 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$10.55	$10.78	$10.61	$10.38	$11.09
Net investment income (loss)[1]	(0.04)	0.03	0.01	(0.05)	(0.03)
Net realized and unrealized gain (loss)	0.52	0.03	0.16	0.28	(0.31)
Net increase (decrease) from operations	0.48	0.06	0.17	0.23	(0.34)
Dividends from net investment income	(0.02)	—	—	—	(0.37)
Distributions from net realized gains	—	(0.29)	—	—	—
Total dividends and distributions	(0.02)	(0.29)	—	—	(0.37)
Net asset value, end of year	$11.01	$10.55	$10.78	$10.61	$10.38
Total investment return[2]	4.46%	0.90%	1.32%	2.41%	(3.13)%
Ratios to average net assets:
Expenses before fee waivers and/or reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.56%	2.42%	2.13%	2.04%	1.77%
Expenses after fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.38%	2.35%	2.04%	1.94%	1.69%
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.63%	1.62%	1.53%	1.52%	1.53%
Net investment income (loss)	(0.35)%	0.33%	0.08%	(0.48)%	(0.30)%
Supplemental data:
Net assets, end of year (000's)	$450,402	$520,531	$615,778	$650,347	$712,676
Portfolio turnover	491%	447%	346%	292%	221%
See accompanying notes to financial statements.

PACE Select Advisors Trust

Notes to financial statements

Organization and significant accounting policies

PACE Select Advisors Trust (the "Trust") is an open-end management investment company registered with the US Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"), currently offering multiple series representing separate investment portfolios. The Trust is a Delaware statutory trust organized under the laws of the State of Delaware by Certificate of Trust dated September 9, 1994, as amended June 9, 1995 and thereafter. The trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest at par value of $0.001 per share.

The Trust has fifteen series available for investment, each having its own investment objectives and policies: UBS Government Money Market Investments Fund, PACE Mortgage-Backed Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments, PACE Strategic Fixed Income Investments, PACE Municipal Fixed Income Investments, PACE Global Fixed Income Investments, PACE High Yield Investments, PACE Large Co Value Equity Investments, PACE Large Co Growth Equity Investments, PACE Small/Medium Co Value Equity Investments, PACE Small/Medium Co Growth Equity Investments, PACE International Equity Investments, PACE International Emerging Markets Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments (each a "Portfolio" and collectively, the "Portfolios"). Each of the Portfolios is classified as a diversified investment company for purposes of the 1940 Act.

UBS Asset Management (Americas) Inc. ("UBS AM") serves as the investment manager and administrator for the Portfolios and also as the investment advisor for UBS Government Money Market Investments Fund and a portion of PACE Alternative Strategies Investments' assets. Subject to the approval and oversight of the Portfolios' Board of Trustees (the "Board"), UBS AM selects and oversees other investment subadvisors, who provide advisory services for the other Portfolios. UBS Asset Management (US) Inc. ("UBS AM (US)") serves as principal underwriter for the Portfolios. UBS AM and UBS AM (US) are indirect wholly owned subsidiaries of UBS Group AG. UBS Group AG is an internationally diversified organization with headquarters in Zurich, Switzerland. UBS Group AG operates in many areas of the financial services industry.

Each Portfolio currently offers Class A, Class Y, and Class P shares, with the exception of UBS Government Money Market Investments Fund, which currently offers Class P shares only, and PACE Global Real Estate Securities Investments, which, effective January 25, 2018, only offers Class A and Class P shares. Each class represents interests in the same assets of the applicable Portfolio and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency and related services expenses. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plan, if any. Class Y and Class P shares have no service or distribution plan. The Portfolios' Class P shares currently are available for purchase only to participants in the PACESM Select Advisors Program and certain other advisory programs offered through select sponsors, except that UBS Government Money Market Investments Fund shares are also available to participants in the PACESM Multi Advisor Program.

Prior to July 12, 2018, the Portfolios offered Class C shares. At the recommendation of UBS Asset Management (Americas) Inc., each Portfolio's investment advisor, the Board of Trustees of the Trust approved the closure of Class C of each Portfolio and the automatic conversion of Class C shares of each Portfolio into Class A shares of the same Portfolio (the "Conversion").

Effective on July 12, 2018 (the "Closure Date"), the Portfolios ceased offering Class C shares. New or additional investments into Class C shares, including investments through an automatic investment plan, were not permitted after the Closure Date.

On October 12, 2018 (the "Conversion Date"), all outstanding Class C shares of each Portfolio were automatically converted into Class A shares of the same Portfolio. From the Closure Date to the Conversion Date (the "Conversion Period"), the 12b-1 distribution fees (0.50% of average net assets for for PACE Mortgage-Backed Securities Fixed

PACE Select Advisors Trust

Notes to financial statements

Income Investments, PACE Intermediate Fixed Income Investments, PACE Strategic Fixed Income Investments, PACE Municipal Fixed Income Investments, PACE Global Fixed Income Investments and PACE High Yield Investments, and 0.75% of average net assets for all other Portfolios) and any contingent deferred sales charges applicable to Class C shares were waived; 12b-1 service fees (0.25% of average net assets) continued to be assessed. During the Conversion Period, automatic reinvestment of Class C share dividend and capital gain distributions continued. Upon the conversion of Class C shares into Class A shares, each Class C shareholder owned Class A shares having an aggregate value equal to the aggregate value of Class C shares held by that shareholder as of the close of business on the Conversion Date. Any contingent deferred sales charges applicable to Class C shares were waived in connection with the conversion to Class A shares. The 12b-1 service fee applicable to Class A shares applies to the converted shares. Class C shares converted into Class A shares as a tax-free event for federal income tax purposes.

The Trust accounts separately for the assets, liabilities and operations of each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated among them on a pro rata basis.

In the normal course of business, the Portfolios may enter into contracts that contain a variety of representations that provide indemnification for certain liabilities. The Portfolios' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, the Portfolios have not had any prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

UBS Government Money Market Investments Fund attempts to maintain a stable net asset value of $1.00 per share. There is no assurance, however, that the Portfolio will be able to maintain a stable net asset value of $1.00 per share. The Portfolio has adopted certain investment, portfolio valuation and dividend/distribution policies in an attempt to enable it to do so. The Portfolio has adopted a policy to operate as a "government money market fund" and as such the Portfolio is permitted to seek to maintain a stable price per share. In addition, by operating as a "government money market fund", the Portfolio is exempt from requirements that permit the imposition of a liquidity fee and/or temporary redemption gates. While the Portfolio's Board may elect to subject the Portfolio to liquidity fee and gate requirements in the future, the Board has not elected to do so at this time.

The Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") is the exclusive reference of authoritative US generally accepted accounting principles ("US GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Portfolios' financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

In March 2017, the FASB issued Accounting Standards Update ("ASU") 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization On Purchased Callable Debt Securities ("ASU 2017-08"). The update provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. ASU 2017-08 is effective for annual periods, and interim periods within those annual periods, beginning after December 15, 2018. Management has assessed the impact of these changes, and the changes are incorporated within the financial statements.

In August 2018, the FASB issued ("ASU") 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement ("ASU 2018-13"). The update introduces new fair value disclosure requirements, eliminates some prior fair value disclosure requirements, and modifies certain existing fair value disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. Management has assessed the potential impact of these changes and the changes are incorporated within the financial statements.

PACE Select Advisors Trust

Notes to financial statements

The following is a summary of significant accounting policies:

Investment transactions, investment income and expenses—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income and expense are recorded net of withholding taxes on the ex-dividend date ("ex-date") except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the respective Portfolio, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend eligible shares, as appropriate) of each class at the beginning of the day after adjusting for current capital share activity of the respective classes. Class specific expenses are charged directly to the applicable class of shares.

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains and/or return of capital are determined in accordance with US federal income tax regulations, which may differ from US GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Foreign currency translation—The books and records of the Portfolios are maintained in US dollars. Foreign currency amounts are translated into US dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into US dollars based on the current exchange rates each business day; and (2) purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of operations.

The Portfolios do not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in the market prices of securities. However, the Portfolios do isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to US federal income tax regulations. Net realized foreign currency transaction gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

Concentration of risk—Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which some Funds in the Trust invest.

Small capitalization ("small cap") companies may be more vulnerable than larger capitalization ("large cap") companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of larger capitalization companies or the market averages in general and therefore may involve greater risk than investing in large cap companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects.

PACE Select Advisors Trust

Notes to financial statements

The ability of the issuers of debt securities held by the Portfolios' to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

Investments in bonds with ratings of BB (Standard & Poor's Financial Services LLC or Fitch Ratings, Inc.) or Ba (Moody's Investors Service, Inc.) or below (commonly referred to as "high yield" bonds), or deemed of equivalent quality, have an increased risk of defaulting or otherwise being unable to honor a financial obligation. These securities are considered to be predominantly speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-quality bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-quality) bonds.

Many financial instruments, financings or other transactions to which a Fund may be a party use or may use a floating rate based on the London Interbank Offered Rate ("LIBOR"). LIBOR is widely used in financial markets. In July 2017, the United Kingdom's financial regulatory body announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published or utilized after that time. Various financial industry groups have begun planning for that transition, but the effect of the transition process and its ultimate success cannot yet be determined. The transition process may lead to increased volatility and illiquidity in markets for instruments the terms of which are based on LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. The willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments also remains uncertain. Any of these factors may adversely affect the Fund's performance or NAV.

Certain impacts to public health conditions particular to the coronavirus (COVID-19) outbreak that occurred may have a significant negative impact on the operations and profitability of the Portfolios' investments. The extent of the impact to the financial performance of the Portfolio will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted.

Valuation of investments

Each Portfolio generally calculates its net asset value on days that the New York Stock Exchange ("NYSE") is open. A Portfolio calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the Portfolios do not price their shares, on most national holidays and Good Friday. To the extent that a Portfolio's assets are traded in other markets on days when the NYSE is not open, the value of a Portfolio's assets may be affected on those days. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern Time, a Portfolio's net asset value per share generally will still be calculated as of the close of regular trading on the NYSE. The time at which a Portfolio calculates its net asset value and until which purchase, sale or exchange orders are accepted may be changed as permitted by the SEC.

Under Rule 2a-7 under the 1940 Act, as amended ("Rule 2a-7"), UBS Government Money Market Investments Fund has adopted a policy to operate as a "government money market fund". Under Rule 2a-7, a "government money market fund" invests 99.5% or more of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash and/or government securities). As a "government money market fund", UBS Government Money Market Investments Fund values its investments at amortized cost unless the Portfolio's Board determines that this does not represent fair value. Periodic review and monitoring of the valuation of the securities held by the Portfolio is performed in an effort to ensure that amortized cost approximates market value.

Each Portfolio (other than UBS Government Money Market Investments Fund) calculates its net asset value based on the current market value, where available, for its Portfolio investments. The Portfolios normally obtain market values

PACE Select Advisors Trust

Notes to financial statements

for their investments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized "evaluation" systems that derive values based on comparable investments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/ or research and evaluations by its staff, including review of broker- dealer market price quotations, if available, in determining the valuation of the portfolio investments. Investments also may be valued based on appraisals derived from information concerning the investment or similar investments received from recognized dealers in those holdings.

Investments traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Investments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. Investments listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by UBS AM. If a market value is not readily available from an independent pricing source for a particular investment, that investment is valued at fair value as determined in good faith by or under the direction of the Board. Foreign currency exchange rates are generally determined as of the close of the NYSE.

Certain investments in which the Portfolios invest are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in a Portfolio's net asset value. However, if any of the Portfolios determine that such developments are so significant that they will materially affect the value of the Portfolio's investments, the Portfolio may adjust the previous closing prices to reflect what is believed to be the fair value of these investments as of 4:00 p.m., Eastern time.

Certain Portfolios may use a systematic fair valuation model provided by an independent third party to value investments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If an investment is valued at "fair value," that value is likely to be different from the last quoted market price for the investment. The use of the fair valuation model may result in securities being transferred between Level 1 and Level 2 of the fair valuation hierarchy at the end of the reporting period.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board determines that this does not represent fair value.

Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Portfolios' use of the practical expedient within ASC Topic 820, Fair Value Measurement, investments in investment companies without publicly published prices are also valued at the daily net asset value.

All investments quoted in foreign currencies are valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Portfolio's custodian.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

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Notes to financial statements

OTC swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board. Centrally cleared swaps are valued using prices from the counterparty clearing houses.

The Board has delegated to the Equities, Fixed Income, and Multi-Asset Valuation Committee ("VC") the responsibility for making fair value determinations with respect to the Portfolios' portfolio holdings. The VC is comprised of representatives of management. The VC provides reports to the Board at each quarterly meeting regarding any investments that have been fair valued, valued pursuant to standing instructions approved by the VC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the VC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews.

The types of investments for which such fair value pricing may be necessary include, but are not limited to: foreign investments under some circumstances; securities of an issuer that has entered into a restructuring; investments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. The need to fair value a Portfolio's portfolio investments may also result from low trading volume in foreign markets or thinly traded domestic investments, and when a security that is subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the "limit up" or "limit down" price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of an investment's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investment is purchased and sold. Valuing investments at fair value involves greater reliance on judgment than valuing investments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of each Portfolio's investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.

Level 3—Unobservable inputs inclusive of each Portfolio's own assumptions in determining the fair value of investments.

A fair value hierarchy table has been included near the end of each Portfolio's Portfolio of investments.

Investments

Asset-backed securities—Certain Portfolios may invest in asset-backed securities ("ABS"), representing interests in pools of certain types of underlying installment loans, home equity loans, leases of various types of real and personal property and receivables from revolving lines of credit (credit cards). Such assets are securitized through the use of trusts or special purpose corporations. The yield characteristics of ABS differ from those of traditional debt securities. One such major difference is that principal may be prepaid at any time because the underlying obligations generally may be prepaid at any time. ABS may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

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Notes to financial statements

Loan assignments and participations—Certain Portfolios may invest in secured or unsecured fixed or floating rate loans ("Loans") arranged through private negotiations between a borrowing corporation, government or other entity and one or more financial institutions ("Lenders") which may be in the form of participations ("Participations") in Loans or assignments ("Assignments") of all or a portion of Loans from third parties. A Portfolio may invest in multiple series or tranches of a Loan, which may have varying terms and carry different associated risks. Participations typically result in a Portfolio having a contractual relationship only with the Lender, not with the borrower. A Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a Portfolio generally has no direct right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set-off against the borrower, and a Portfolio may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, a Portfolio assumes the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the selling Lender, the Portfolio may be treated as a general creditor of that Lender and may not benefit from any set-off between the Lender and the borrower. A Portfolio will acquire Participations only if its subadvisor determines that the selling Lender is creditworthy. When a Portfolio purchases Assignments from Lenders, it acquires direct rights against the borrower on the Loan. In an Assignment, the Portfolio is entitled to receive payments directly from the borrower and, therefore, does not depend on the selling bank to pass these payments onto the Portfolio. However, because Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by a Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

Mortgage-backed securities—Certain Portfolios may invest in mortgage-backed securities ("MBS"), representing direct or indirect interests in pools of underlying mortgage loans that are secured by real property. These securities provide investors with payments consisting of both principal and interest as the mortgages in the underlying mortgage pools are paid.

The timely payment of principal and interest (but not the market value) on MBS issued or guaranteed by Ginnie Mae (formally known as the Government National Mortgage Association or GNMA) is backed by Ginnie Mae and the full faith and credit of the US government. Obligations issued by Fannie Mae (formally known as the Federal National Mortgage Association or FNMA) and Freddie Mac (formally known as the Federal Home Loan Mortgage Company or FHLMC) are historically supported only by the credit of the issuer, but currently are guaranteed by the US government in connection with such agencies being placed temporarily into conservatorship by the US government.

Some MBS are sponsored or issued by private entities. Payments of principal and interest (but not the market value) of such private MBS may be supported by pools of mortgage loans or other MBS that are guaranteed, directly or indirectly, by the US government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement.

Collateralized mortgage obligations ("CMO") are a type of MBS. A CMO is a debt security that may be collateralized by whole mortgage loans or mortgage pass-through securities. The mortgage loans or mortgage pass-through securities are divided into classes or tranches with each class having its own characteristics. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of these payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

The yield characteristics of MBS differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors. Generally,

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Notes to financial statements

prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Certain classes of CMOs and other MBS are structured in a manner that makes them extremely sensitive to changes in prepayment rates. Such classes include interest-only ("IO") and principal-only ("PO") classes. IOs are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected.

Real estate investment trusts—Certain Portfolios may invest in real estate investment trusts ("REITs"). Distributions from a REIT are initially recorded as dividend income and may subsequently be recharacterized by the REIT at the end of its tax year as a return of capital and/or capital gains. The Portfolio estimates the character of dividends received from REITs for financial reporting purposes based on the distribution history of each REIT. Once actual distribution characterizations are made available by the REITs, typically after calendar year end, the Portfolio updates its accounting and/or tax books and records.

Repurchase agreements—The Portfolios may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller's agreement to repurchase them at an agreed upon date (or upon demand) and price. The Portfolios maintain custody of the underlying obligations prior to their repurchase, either through their regular custodian or through a special "tri-party" custodian or sub-custodian that maintains a separate account for both the Portfolios and their counterparty. The underlying collateral is valued daily in an effort to ensure that the value, including accrued interest, is at least equal to the repurchase price. Certain Portfolios obtain securities on terms that allow it to resell or repledge the securities to others.

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by a Portfolios upon acquisition is accrued as interest and included in its net investment income. In the event of default of the obligation to repurchase, the Portfolios generally have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds, equities and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. Moreover, repurchase agreements secured by obligations that are not eligible for direct investment under Rule 2a-7 or a Portfolio's investment strategies and limitations, may require the Portfolios to promptly dispose of such collateral if the seller or guarantor becomes insolvent. If the seller (or seller's guarantor, if any) becomes insolvent, the Portfolios may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. Each Portfolio intends to enter into repurchase agreements only in transactions with counterparties believed by UBS AM and the applicable subadvisor to present minimal credit risks .

Each Portfolio may participate in joint repurchase agreement transactions with other Portfolios managed, advised or subadvised by UBS AM. Under certain circumstances, the Portfolios may engage in a repurchase agreement transaction with a yield of zero in order to invest cash amounts remaining in its Portfolios at the end of the day in order to avoid having the Portfolios potentially exposed to a fee for uninvested cash held in a business account at a bank.

PACE Select Advisors Trust

Notes to financial statements

Restricted securities—The Portfolios may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in each Portfolio's portfolio footnotes.

Reverse repurchase agreements—Certain Portfolios may enter into reverse repurchase agreements with qualified third party banks, securities dealers or their affiliates. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time a Portfolio enters into a reverse repurchase agreement, the Portfolio establishes and maintains a segregated account with the Portfolio's custodian containing liquid securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement.

During the period ended July 31, 2020, only PACE Mortgage-Backed Securities Fixed Income Investments and PACE Strategic Fixed Income Investments utilized reverse repurchase agreement transactions.

The table below represents the remaining contractual maturity as of July 31, 2020, of the reverse repurchase agreement transactions accounted for as secured borrowings.

PACE Mortgage-Backed Securities Fixed Income Investments

Types of securities being bought back	Overnight and continuous	Up to 30 days	31-90 days	Greater than 90 days	Total
Reverse repurchase agreements	$—	$21,219,427	$—	$—	$21,219,427

PACE Strategic Fixed Income Investments

Types of securities being bought back	Overnight and continuous	Up to 30 days	31-90 days	Greater than 90 days	Total
Reverse repurchase agreements	$—	$—	$—	$1,633,600	$1,633,600

Securities traded on to-be-announced basis—Certain Portfolios may from time to time purchase, or short sell, securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Portfolio commits to purchasing securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying securities. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio , normally 15 to 45 days later. Beginning on the date the Portfolio enters into a TBA transaction, cash, U.S. government securities or other liquid securities are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

Short sales "against the box"—Each Portfolio (other than UBS Government Money Market Investments Fund and PACE Municipal Fixed Income Investments) may engage in short sale transactions of securities it owns or has the right to acquire at no added cost through conversion or exchange of other securities it owns (short sales "against the box"). A Portfolio might make a short sale "against the box" to hedge against market risks when its subadvisor believes that the price of a security may decline, thereby causing a decline in the value of a security owned by the Portfolio or a security convertible into or exchangeable for a security owned by the Portfolio .

The Portfolio must borrow the security to make delivery to the buyer. The initial amount of a short sale is recorded as a liability which is marked to market daily. Fluctuations in the value of this liability are recorded as unrealized appreciation or depreciation on the Statement of operations. Any loss in the Portfolio's long position after the short sale should be reduced by a corresponding gain in the short position. Conversely, any gain in the long position after the

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Notes to financial statements

short sale should be reduced by a corresponding loss in the short position. When a Portfolio sells short, it establishes a margin account with the broker effecting the short sale and deposits collateral with the broker. In addition, the Portfolio maintains, in a segregated account with its custodian, the securities that could be used to cover the short sale. Each Portfolio incurs transaction costs, including dividend expense, borrowing costs and interest expense, in connection with opening, maintaining and closing short sales "against the box". These dividends and interest are booked as an expense or liability to the Portfolio .

Treasury Inflation Protected Securities—The Portfolios may purchase Treasury inflation protected securities ("TIPS") which are debt securities issued by the US Treasury. TIPS adjust for inflation based on changes in the published Consumer Price Index ("CPI"). During periods of inflation when the CPI index increases, the principal amount of the debt to which the rate of interest is applied increases, which in turn increases the yield. During periods of deflation when the CPI index decreases, the principal amount of the debt to which the rate of interest is applied decreases, which in turn lowers the yield. At maturity, TIPS return the higher of the principal amount at maturity or the initial face amount of the debt.

Treasury roll transactions—Certain Portfolios may enter into treasury roll transactions. In a treasury roll transaction, a Portfolio sells a Treasury security to a counterparty with a simultaneous agreement to repurchase the same security at an agreed upon price and date. The Portfolio receives cash from the sale of the Treasury security to use for other investment purposes. For US GAAP purposes, a treasury roll transaction is accounted for as a secured borrowing and not as a purchase and sale. The difference between the sale price and repurchase price represents net interest income or net interest expense reflective of an agreed upon rate between the Portfolio and the counterparty over the term of the borrowing. The Portfolio will benefit from the transaction if the income earned on the investment purchased with the cash received in the treasury roll transaction exceeds the interest expense incurred by the Portfolio. If the interest expense exceeds the income earned, the Portfolio's net investment income and dividends to shareholders may be adversely impacted.

Treasury roll transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase may decline below the agreed upon repurchase price of those securities. During the period ended July 31, 2020, only PACE Mortgage-Backed Securities Fixed Income Investments and PACE Strategic Fixed Income Investments utilized treasury roll transactions.

The table below represents the remaining contractual maturity as of July 31, 2020, of the treasury roll transactions accounted for as secured borrowings.

PACE Strategic Fixed Income Investments

Types of securities being bought back	Overnight and continuous	Up to 30 days	31-90 days	Greater than 90 days	Total
US government obligations	$—	$44,961,180	$—	$—	$44,961,180

Uncovered short sales—PACE Mortgage-Backed Securities Fixed Income Investments (with respect to securities issued by the US Treasury and TBA securities coupon trades), PACE Large Co Value Equity Investments, PACE International Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments may engage in short sale transactions in which the Portfolio sells a security it does not own (or does not have the right to acquire at no added cost), in anticipation of a decline in the security's price.

The Portfolio must borrow the security to make delivery to the buyer. The initial amount of a short sale is recorded as a liability which is marked to market daily. Fluctuations in the value of this liability are recorded as unrealized appreciation or depreciation on the Statement of operations. The Portfolio will realize a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security, and the Portfolio will realize a gain if the security declines in price between those same dates.

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Notes to financial statements

Each Portfolio segregates collateral, consisting of cash or liquid assets, sufficient to collateralize the market value of the investments sold short. Each Portfolio incurs transaction costs, including dividend expense, borrowing costs and interest expenses in connection with opening, maintaining and closing short sales. These dividends and interest are booked as an expense or liability to the Portfolio.

Because a Portfolio's loss on a short sale arises from increases in the value of the investment sold short, such loss, like the potential increase in price of the security sold short, is theoretically unlimited. The Portfolio's investments held long could also decline in value at the same time the value of the investment sold short increases, thereby increasing the Portfolio's potential for loss. There is also the risk that the counterparty to a short sale transaction may fail to honor its contract terms, causing a loss to the Portfolio. In addition, PACE Large Co Value Equity Investments and PACE International Equity Investments may invest the proceeds received upon the initial sale of the security, resulting in leverage and increasing each Portfolio's return and loss potential. PACE Large Co Value Equity Investments and PACE International Equity Investments may also engage in short sale transactions that are effected through their custodian and may deliver cash received in connection with its securities lending activity to the custodian as collateral to secure the short sale transactions.

For the period ended July 31, 2020, PACE Global Real Estate Securities Investments did not engage in uncovered short sale transactions.

Unfunded loan commitments—A Portfolio may enter into unfunded loan commitments, which are contractual obligations for future funding at the option of the borrower. Unfunded loan commitments represent a future obligation, in full, even though a percentage of the committed amount may not be utilized by the borrower. Unfunded loan commitments, and the obligation for future funding, are recorded as a liability on the Statement of assets and liabilities at par value at the time the commitment is entered into. Purchases of unfunded loan commitments may have a similar effect on the Portfolio's NAV as if the Portfolio had created a degree of leverage in the portfolio. Market risk exists with these commitments to the same extent as if the securities were owned on a settled basis. Losses may arise due to changes in the value of the unfunded loan commitments.

As of July 31, 2020, PACE High Yield Investments had unfunded loan commitments reflected on the Statement of assets and liabilities, which could be extended at the option of the borrower, pursuant to loan agreements with the following borrowers:

Borrower	Type	Principal Amount
Spectacle Gary Holdings LLC	2020 Delayed Draw Term loan	$16,892

Under the terms of the contract, the Portfolio has the option to assign (sell) all or portion of the unfunded loan commitment. Upon the completion of such assignment, the Portfolio is released from its rights and obligations pertaining to the portion of the unfunded loan commitment assigned. When the Portfolio sells a portion of an unfunded loan commitment, the portion sold is removed from the Portfolio of investments and the unsettled amount is reflected as unfunded loan commitments sold on the Statement of assets and liabilities until settlement date. Once settled, the portion of the unfunded loan commitment assigned is relieved from the Portfolio's unfunded loan commitments liability.

Derivative instruments

Purchased options—Certain Portfolios may purchase put and call options, including, but not limited to, options on foreign or US securities, indices, foreign currencies, options on futures contracts and options on swap agreements (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument.

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Notes to financial statements

The Portfolios pay a premium which is included on the Statement of assets and liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Purchased options are shown as portfolio holdings within the Portfolio of investments and are included in the Statement of assets and liabilities in investments, at value.

The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss.

Option writing—Certain Portfolios may write (sell) put and call options, including, but not limited to, options on foreign or US securities, indices, foreign currencies, options on futures contracts and options on swap agreements (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains.

When a Portfolio writes a call or a put option, an amount equal to the premium received by the Portfolio is included on the Portfolio's Statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Portfolio has written either expires on its stipulated expiration date or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option, which a Portfolio has written, is exercised, the Portfolio recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option, which a Portfolio has written, is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Portfolio purchases upon exercise of the option.

In writing an option, a Portfolio bears the market risk of an unfavorable change in the price of the derivative instrument, security, or currency underlying the written option. Exercise of an option written by a Portfolio could result in the Portfolio selling or buying a derivative instrument, security or currency at a price different from current market value.

In the normal course of trading activities, the Portfolio trades and holds certain fair valued derivative contracts that constitute guarantees. Such contracts include written put options, where the Portfolio will be obligated to purchase securities at specified prices (i.e. the options are exercised by the counterparties). It also includes written swaptions, where the Portfolio will be obligated to enter into a swap agreement.

The maximum payout for written put options is limited to the number of put option contracts written and the related strike prices, respectively. Maximum payout amounts could be offset by the subsequent sale, if any, of assets obtained via the execution of a payout event. At July 31, 2020, PACE Mortgage-Backed Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments, PACE Strategic Fixed Income Investments, and PACE Alternative Strategies Investments had maximum payout amounts of approximately $5,909,045,000, $16,646,150, $1,366,644,000 and $17,358,121 respectively, relating to written put option contracts.

Futures contracts—Certain Portfolios may purchase or sell futures contracts to increase or reduce their exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance income or realized gains. Generally, a futures contract is a standard binding agreement to buy or sell a specified quantity of an underlying reference asset, such as a specific security or currency, at a specified price at a specified later date.

PACE Select Advisors Trust

Notes to financial statements

Upon entering into a futures contract, a Portfolio is required to deliver to a broker an amount of cash and/or US government securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", generally are made or received by a Portfolio , depending on the daily fluctuations in the value of the underlying futures contracts, except that in the case of certain futures contracts that are held through swap contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized appreciation or depreciation on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

Using futures contracts involves various risks, including market interest rate and equity risks. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. To the extent that market prices move in an unexpected direction, there is a risk that a Portfolio will not achieve the anticipated benefits of the futures contract or may realize a loss.

Swap agreements—Certain Portfolios may engage in swap agreements, including, but not limited to, interest rate, credit default, total return. A Portfolio expects to enter into these transactions to preserve a return or spread on a particular investment or to hedge a portion of the Portfolio's duration, to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date, to gain exposure to certain markets in the most economical way possible or in an attempt to enhance income or gains.

The Portfolios accrue for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation or depreciation of swap agreements. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements on the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

Certain Portfolios may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect themselves from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

Credit default swap agreements involve commitments to make or receive payments in the event of a default of a security or other credit event of the referenced obligation. As a buyer, the Portfolio would make periodic payments to the counterparty, and the Portfolio would receive payments only upon the occurrence of a default or credit event. If no default or credit event occurs, the Portfolio will lose its periodic stream of payments over the term of the contract. However, if a default or a credit event does occur, the Portfolio typically would receive full notional value for the referenced obligation that may have little or no value. As a seller, the Portfolio would receive periodic payments from the counterparty, and the Portfolio would make payments only upon the occurrence of a default or a credit event. If no default or credit event occurs, the Portfolio will gain the periodic stream of payments it received over the term of the contract and the counterparty will lose its periodic stream of payments over the term of the contract. However, if a default or credit event occurs, the Portfolio typically would pay full notional value for the referenced obligation that may have little or no value. Credit default swap agreements may involve greater risks than if the Portfolio had invested in the referenced obligation directly and are subject to general market risk, liquidity risk and credit risk.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These

PACE Select Advisors Trust

Notes to financial statements

indices are made up of referenced credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name's weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Portfolio may use credit default swap agreements on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swap agreements on credit indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Credit default swap agreements on corporate issues or sovereign issues of an emerging market country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection's right to choose the deliverable obligation with the lowest value following a credit event). A Portfolio may use credit default swap agreements on corporate issues or sovereign issues of an emerging market country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer's default.

The maximum potential amount of future payments (undiscounted) that a Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement, which may exceed the amount of the value reflected on the Statement of assets and liabilities. Notional amounts of all credit default swap agreements outstanding as of the period end for which a Portfolio is the seller of protection are disclosed under the section "Credit default swap agreements on corporate issues and credit indices—sell protection" in the Portfolio of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by a Portfolio for the same referenced entity or entities.

Total return swap agreements involve commitments to pay or receive interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transactions exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty, respectively. Total return swap agreements are marked-to-market daily, and the change, if any, is recorded as unrealized appreciation or depreciation. Total return swap agreements are subject to general market risk, liquidity risk, counterparty risk, interest rate risk, credit risk and the risk that there may be unfavorable changes in the underlying investments or instruments.

Variance swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a "fixed rate" or strike price payment for the "floating rate" or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Portfolio would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the realized price variance of the underlying asset is less than the strike price. As a payer of the realized price variance the Portfolio would owe the payoff amount

PACE Select Advisors Trust

Notes to financial statements

when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike price.

The use of swap agreements involves investment techniques, risks, and transaction costs different from those associated with ordinary portfolio security transactions, including assumptions about market conditions, interest rates, and other applicable factors. As a result, the performance of the Portfolio will be different than if it had used ordinary portfolio security transactions. OTC swap agreements do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap agreement defaults and fails to consummate the transaction, the Portfolio's risk of loss will consist of the net amount of interest or other payments that the Portfolio is contractually entitled to receive. Therefore, the Portfolio would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

Certain clearinghouses offer clearing for limited types of derivatives transactions, such as interest rate and credit default swap agreements. Centrally cleared swap agreements must be transacted through a futures commission merchant ("FCM") and cleared through a clearinghouse that serves as a central counterparty. The performance of a centrally cleared swap transaction is effectively guaranteed by a central clearinghouse, thereby reducing the Portfolio's exposure to the credit risk of its original counterparty. The Portfolio will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared transaction. Centrally cleared swap agreements, if any, are reported on the Statement of assets and liabilities based on variation margin received or paid, if any.

Forward foreign currency contracts—Certain Portfolios may enter into forward foreign currency contracts as part of their investment objective, for purposes of risk management or to hedge the US dollar value of portfolio securities denominated in a particular currency. Generally, a forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Non-deliverable forward foreign currency contracts are settled with the counterparty in US dollars, or another fully convertible currency, without the physical delivery of foreign currency.

Fluctuations in the value of open forward foreign currency contracts are recorded daily for book purposes as unrealized appreciation or depreciation on forward foreign currency contracts by the Portfolios. Realized gains and losses on forward foreign currency contracts include net gains or losses recognized by the Portfolios on contracts which have been sold or matured.

Risks may arise upon entering into forward foreign currency contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currencies relative to the US dollar or each other.

Derivatives by underlying risk—Investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations. Under US GAAP, investment companies do not qualify for hedge accounting. Accordingly, even though Portfolio's investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under US GAAP.

The volume of derivatives as disclosed in each Portfolio's Portfolio of investments is representative of the volume of derivatives outstanding during the period ended July 31, 2020.

Swap agreements, forward foreign currency contracts, swaptions and options written entered into by the Portfolios may contain credit-risk related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value thresholds. If triggered, the derivative counterparty could request additional cash margin and/or terminate the derivative contract. The aggregate fair value of the derivative contracts

PACE Select Advisors Trust

Notes to financial statements

that are in a net liability position that contain these triggers can be found in the Portfolio's Portfolio of investments. The aggregate fair value of assets that are already posted as collateral as of July 31, 2020 is reflected in the Statement of assets and liabilities.

At July 31, 2020, the Funds had the following derivatives categorized by underlying risk:

Asset derivatives1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total value
PACE Mortgage-Backed Securities Fixed Income Investments
Options and swaptions purchased	$9,173	$—	$—	$—	$9,173
Swap agreements	911,054	—	—	—	911,054
Total value	$920,227	$—	$—	$—	$920,227
PACE Intermediate Fixed Income Investments
Options and swaptions purchased	$2,115,922	$—	$—	$—	$2,115,922
Futures contracts	290,000	—	—	—	290,000
Swap agreements	5,208,658	—	10,805	—	5,219,463
Forward foreign currency contracts	—	81,620	—	—	81,620
Total value	$7,614,580	$81,620	$10,805	$—	$7,707,005
PACE Strategic Fixed Income Investments
Futures contracts	$1,060,618	$19,100	$—	$—	$1,079,718
Swap agreements	1,416,545	—	49,144	—	1,465,689
Forward foreign currency contracts	—	9,376	—	—	9,376
Total value	$2,477,163	$28,476	$49,144	$—	$2,554,783
PACE Global Fixed Income Investments
Futures contracts	$388,502	$—	$—	$—	$388,502
Forward foreign currency contracts	—	3,461,629	—	—	3,461,629
Total value	$388,502	$3,461,629	$—	$—	$3,850,131
PACE High Yield Investments
Forward foreign currency contracts	$—	$19,702	$—	$—	$19,702
PACE Alternative Strategies Investments
Options and swaptions purchased	$—	$—	$—	$1,276,756	$1,276,756
Futures contracts	1,062,801	—	—	1,101,312	2,164,113
Swap agreements	506,160	—	517,321	4,728,060	5,751,541
Forward foreign currency contracts	—	9,725,945	—	—	9,725,945
Total value	$1,568,961	$9,725,945	$517,321	$7,106,128	$18,918,355

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Notes to financial statements

Liability derivatives2

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total value
PACE Mortgage-Backed Securities Fixed Income Investments
Options and swaptions written	$(76,501)	$—	$—	$—	$(76,501)
Futures contracts	(254,405)	—	—	—	(254,405)
Swap agreements	(1,945,569)	—	—	—	(1,945,569)
Total value	$(2,276,475)	$—	$—	$—	$(2,276,475)
PACE Intermediate Fixed Income Investments
Options and swaptions written	$(2,910,820)	$—	$—	$—	$(2,910,820)
Futures contracts	(544,486)	—	—	—	(544,486)
Swap agreements	(4,933,231)	—	—	—	(4,933,231)
Forward foreign currency contracts	—	(1,256,738)	—	—	(1,256,738)
Total value	$(8,388,537)	$(1,256,738)	$—	$—	$(9,645,275)
PACE Strategic Fixed Income Investments
Options and swaptions written	$—	$(15,495)	$—	$—	$(15,495)
Futures contracts	(620,314)	(10,256)	—	—	(630,570)
Swap agreements	(4,129,837)	—	(307,172)	—	(4,437,009)
Forward foreign currency contracts	—	(1,762,977)	—	—	(1,762,977)
Total value	$(4,750,151)	$(1,788,728)	$(307,172)	$—	$(6,846,051)
PACE Global Fixed Income Investments
Futures contracts	$(590,232)	$—	$—	$—	$(590,232)
Forward foreign currency contracts	—	(1,178,474)	—	—	(1,178,474)
Total value	$(590,232)	$(1,178,474)	$—	$—	$(1,768,706)
PACE High Yield Investments
Forward foreign currency contracts	$—	$(2,484,906)	$—	$—	$(2,484,906)
PACE Alternative Strategies Investments
Options ans swaptions written	$—	$—	$—	$(915,250)	$(915,250)
Futures contracts	—	—	—	(1,182,460)	(1,182,460)
Swap agreements	(790,922)	—	—	(9,261,868)	(10,052,790)
Forward foreign currency contracts	—	(7,634,090)	—	—	(7,634,090)
Total value	$(790,922)	$(7,634,090)	$—	$(11,359,578)	$(19,784,590)

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Notes to financial statements

During the period ended July 31, 2020, net realized gain (loss) from derivatives were as follows:

Realized gain (loss)3

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total value
PACE Mortgage-Backed Securities Fixed Income Investments
Options and swaptions purchased	$(297,166)	$—	$—	$—	$(297,166)
Options and swaptions written	871,217	—	—	—	871,217
Futures contracts	(3,177,801)	—	—	—	(3,177,801)
Swap agreements	(2,742,035)	—	—	—	(2,742,035)
Total net realized gains (loss)	$(5,345,785)	$—	$—	$—	$(5,345,785)
PACE Intermediate Fixed Income Investments
Options and swaptions purchased	$(322,794)	$—	$—	$—	$(322,794)
Options and swaptions written	823,876	—	—	—	823,876
Futures contracts	1,348,866	—	—	—	1,348,866
Swap agreements	(1,635,866)	—	(1,183,314)	—	(2,819,180)
Forward foreign currency contracts	—	(145,681)	—	—	(145,681)
Total net realized gains (loss)	$214,082	$(145,681)	$(1,183,314)	$—	$(1,114,913)
PACE Strategic Fixed Income Investments
Options and swaptions purchased	$33,148	$—	$—	$—	$33,148
Options and swaptions written	252,034	103,947	—	—	355,981
Futures contracts	2,868,839	5,683	—	—	2,874,522
Swap agreements	(2,858,994)	—	(236,968)	—	(3,095,962)
Forward foreign currency contracts	—	585,293	—	—	585,293
Total net realized gains (loss)	$295,027	$694,923	$(236,968)	$—	$752,982
PACE Global Fixed Income Investments
Futures contracts	$1,299,486	$—	$—	$—	$1,299,486
Forward foreign currency contracts	—	2,007,164	—	—	2,007,164
Total net realized gains (loss)	$1,299,486	$2,007,164	$—	$—	$3,306,650
PACE High Yield Investments
Forward foreign currency contracts	$—	$1,657,578	$—	$—	$1,657,578
PACE International Equity Investments
Forward foreign currency contracts	$—	$12,766	$—	$—	$12,766
PACE International Emerging Markets Equity Investments
Forward foreign currency contracts	$—	$(50)	$—	$—	$(50)
PACE Alternative Strategies Investments
Options and swaptions purchased	$1,887,099	$(51,524)	$—	$1,932,693	$3,768,268
Options and swaptions written	(4,232,725)	—	—	(219,223)	(4,451,948)
Futures contracts	5,642,890	—	—	(2,475,358)	3,167,532
Swap agreements	1,835,441	—	3,233,493	2,680,535	7,749,469
Forward foreign currency contracts	—	3,684,126	—	—	3,684,126
Total net realized gains (loss)	$5,132,705	$3,632,602	$3,233,493	$1,918,647	$13,917,447

Table footnotes begin on page 340

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Notes to financial statements

During the period ended July 31, 2020, net change in unrealized appreciation (depreciation) from derivatives were as follows:

Net change in unrealized appreciation (depreciation)4

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total value
PACE Mortgage-Backed Securities Fixed Income Investments
Options and swaptions purchased	$(142,386)	$—	$—	$—	$(142,386)
Options and swaptions written	228,763	—	—	—	228,763
Futures contracts	293,430	—	—	—	293,430
Swap agreements	223,098	—	—	—	223,098
Net change in appreciation (depreciation)	$602,905	$—	$—	$—	$602,905
PACE Intermediate Fixed Income Investments
Options and swaptions purchased	$361,948	$—	$—	$—	$361,948
Options and swaptions written	(491,657)	—	—	—	(491,657)
Futures contracts	(452,101)	—	—	—	(452,101)
Swap agreements	298,053	—	104,319	—	402,372
Forward foreign currency contracts	—	(1,180,151)	—	—	(1,180,151)
Net change in appreciation (depreciation)	$(283,757)	$(1,180,151)	$104,319	$—	$(1,359,589)
PACE Strategic Fixed Income Investments
Options and swaptions purchased	$(37,591)	$—	$—	$—	$(37,591)
Options and swaptions written	54,655	865	—	—	55,520
Futures contracts	707,654	17,040	—	—	724,694
Swap agreements	1,616,248	—	(1,025,397)	—	590,851
Forward foreign currency contracts	—	(2,703,442)	—	—	(2,703,442)
Net change in appreciation (depreciation)	$2,340,966	$(2,685,537)	$(1,025,397)	$—	$(1,369,968)
PACE Global Fixed Income Investments
Futures contracts	$(764,064)	$—	$—	$—	$(764,064)
Forward foreign currency contracts	—	1,923,754	—	—	1,923,754
Net change in appreciation (depreciation)	$(764,064)	$1,923,754	$—	$—	$1,159,690
PACE High Yield Investments
Forward foreign currency contracts	$—	$(4,597,736)	$—	$—	$(4,597,736)
PACE Alternative Strategies Investments
Options and swaptions purchased	$—	$(708,818)	$—	$309,653	$(399,165)
Options and swaptions written	—	—	—	441,044	441,044
Futures contracts	896,556	—	—	270,128	1,166,684
Swap agreements	(878,238)	—	(16,930)	(4,153,079)	(5,048,247)
Forward foreign currency contracts	—	903,968	—	—	903,968
Net change in appreciation (depreciation)	$18,318	$195,150	$(16,930)	$(3,132,254)	$(2,935,716)

1  In the Statement of assets and liabilities, options purchased are shown within investments of unaffiliated issuers, at value, swap agreements (except centrally cleared swap agreements) are shown within outstanding swap agreements, at value, while forward foreign currency contracts are shown within unrealized appreciation on forward foreign currency contracts. Futures contracts are reported in the table above using cumulative appreciation on futures contracts and centrally cleared swap agreements, if any, are reported at value, as reported in the

PACE Select Advisors Trust

Notes to financial statements

futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be received, if any, is reported within the Statement of assets and liabilities.

2  In the Statement of assets and liabilities, options written are shown within options and swaptions written, at value, swap agreements (except centrally cleared swap agreements) are shown within OTC swap agreements, at value, while forward foreign currency contracts are shown within unrealized appreciation/depreciation on forward foreign currency contracts. Futures contracts are reported in the table above using cumulative depreciation of futures contracts and centrally cleared swap agreements, if any, are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be paid, if any, is reported within the Statement of assets and liabilities.

3  The net realized gain (loss) is shown in the Statement of operations in net realized gain (loss) on futures contracts, options and swaptions written, swap agreements and forward foreign currency contracts, unless otherwise noted. The net realized gain (loss) on options purchased is shown in the Statement of operations in net realized gain (loss) on investments in unaffiliated issuers.

4  The change in net unrealized appreciation (depreciation) is shown in the Statement of operations in change in net unrealized appreciation (depreciation) on futures contracts, options and swaptions written, swap agreements and forward foreign currency contracts, unless otherwise noted. The change in net unrealized appreciation (depreciation) of options and swaptions purchased is shown in the Statement of operations in change in net unrealized appreciation (depreciation) on investments.

Offsetting of certain derivatives—The Portfolios typically enter into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolios typically may offset with the counterparty certain derivative financial instrument's payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. The Statement of assets and liabilities is presented gross of any netting.

At July 31, 2020, derivative assets and liabilities (by type) on a gross basis and derivatives subject to an enforceable master netting arrangement ("MNA") or similar were as follows:

PACE Mortgage-Backed Securities Fixed Income Investments

Derivative Financial Instruments:	Assets	Liabilities
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities[1]	$920,227	$(2,276,475)
Derivatives not subject to a MNA or similar agreements	(911,054)	2,196,990
Total gross amount of assets and liabilities subject to MNA or similar agreements	$9,173	$(79,485)

The following tables present the Portfolio's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Portfolio as of the period end.

PACE Mortgage-Backed Securities Fixed Income Investments

Counterparty	Gross amount of assets	Financial instruments and derivatives available for offset	Collateral received[2]	Net amount of assets
BNP	$3,053	$—	$—	$3,053
CITI	1	—	—	1
DB	5,031	(2,984)	—	2,047
GS	1,087	—	—	1,087
JPMCB	1	(1)	—	—
Total	$9,173	$(2,985)	$—	$6,188

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Notes to financial statements

Counterparty	Gross amount of liabilities	Financial instruments and derivatives available for offset	Collateral pledged[2]	Net amount of liabilities
DB	$(2,984)	$2,984	$—	$—
JPMCB	(73,258)	1	—	(73,257)
MSCI	(3,243)	—	—	(3,243)
Total	$(79,485)	$2,985	$—	$(76,500)

At July 31, 2020, derivative assets and liabilities (by type) on a gross basis and derivatives subject to an enforceable master netting arrangement ("MNA") or similar were as follows:

PACE Intermediate Fixed Income Investments

Derivative Financial Instruments:	Assets	Liabilities
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities[1]	$7,707,005	$(9,645,275)
Derivatives not subject to a MNA or similar agreements	(5,562,289)	5,561,086
Total gross amount of assets and liabilities subject to MNA or similar agreements	$2,144,716	$(4,084,189)

The following tables present the Portfolio's derivative liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Portfolio as of the period end.

PACE Intermediate Fixed Income Investments

Counterparty	Gross amount of assets	Financial instruments and derivatives available for offset	Collateral received[2]	Net amount of assets
BNP	$81,620	$(81,620)	$—	$—
BOA	1,607,764	(1,607,764)	—	—
GS	155,552	(155,552)	—	—
JPMCB	299,780	(248,317)	(51,463)	—
Total	$2,144,716	$(2,093,253)	$(51,463)	$—
Counterparty	Gross amount of liabilities	Financial instruments and derivatives available for offset	Collateral pledged[2]	Net amount of liabilities
ANZ	$(247)	$—	$—	$(247)
BNP	(84,077)	81,620	—	(2,457)
BOA	(2,087,350)	1,607,764	357,000	(122,586)
CIBC	(5,770)	—	—	(5,770)
CITI	(1,141,802)	—	—	(1,141,802)
GS	(491,790)	155,552	228,000	(108,238)
HSBC	(9,074)	—	—	(9,074)
JPMCB	(248,317)	248,317	—	—
WBC	(15,762)	—	—	(15,762)
Total	$(4,084,189)	$2,093,253	$585,000	$(1,405,936)

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Notes to financial statements

At July 31, 2020, derivative assets and liabilities (by type) on a gross basis and derivatives subject to an enforceable master netting arrangement ("MNA") or similar were as follows:

PACE Strategic Fixed Income Investments

Derivative Financial Instruments:	Assets	Liabilities
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities[1]	$2,554,783	$(6,846,051)
Derivatives not subject to a MNA or similar agreements	(2,545,407)	4,959,886
Total gross amount of assets and liabilities subject to MNA or similar agreements	$9,376	$(1,886,165)

The following tables present the Portfolio's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Portfolio as of the year end.

PACE Strategic Fixed Income Investments

Counterparty	Gross amount of assets	Financial instruments and derivatives available for offset	Collateral received[2]	Net amount of assets
BNP	$9,376	$—	$—	$9,376
Counterparty	Gross amount of liabilities	Financial instruments and derivatives available for offset	Collateral pledged[2]	Net amount of liabilities
BB	$(7,599)	$—	$—	$(7,599)
BOA	(15,495)	—	—	(15,495)
CITI	(1,751,767)	—	—	(1,751,767)
GSI	(107,693)	—	—	(107,693)
HSBC	(3,611)	—	—	(3,611)
Total	$(1,886,165)	$—	$—	$(1,886,165)

At July 31, 2020, derivative assets and liabilities (by type) on a gross basis and derivatives subject to an enforceable master netting arrangement ("MNA") or similar were as follows:

PACE Global Fixed Income Investments

Derivative Financial Instruments:	Assets	Liabilities
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities[1]	$3,850,131	$(1,768,706)
Derivatives not subject to MNA or similar agreements	(388,502)	590,232
Total gross amount of assets and liabilities subject to MNA or similar agreements	$3,461,629	$(1,178,474)

Table footnotes begin on page 345

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Notes to financial statements

The following tables present the Portfolio's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Portfolio as of the period end.

PACE Global Fixed Income Investments

Counterparty	Gross amount of assets	Financial instruments and derivatives available for offset	Collateral received[2]	Net amount of assets
BB	$512,367	$(102,663)	$—	$409,704
BNP	291,370	(152,913)	—	138,457
BOA	2,214	(2,214)	—	—
CITI	543,392	(129,976)	—	413,416
GS	337,131	(337,131)	—	—
HSBC	529,734	(164,610)	—	365,124
RBC	359,690	(20,364)	—	339,326
SCB	50,583	—	—	50,583
SSC	790,743	(242,963)	—	547,780
TD	44,405	(11,038)	—	33,367
Total	$3,461,629	$(1,163,872)	$—	$2,297,757
Counterparty	Gross amount of liabilities	Financial instruments and derivatives available for offset	Collateral pledged[2]	Net amount of liabilities
BB	$(102,663)	$102,663	$—	$—
BNP	(152,913)	152,913	—	—
BOA	(7,289)	2,214	—	(5,075)
CITI	(129,976)	129,976	—	—
GS	(346,658)	337,131	—	(9,527)
HSBC	(164,610)	164,610	—	—
RBC	(20,364)	20,364	—	—
SSC	(242,963)	242,963	—	—
TD	(11,038)	11,038	—	—
Total	$(1,178,474)	$1,163,872	$—	$(14,602)

At July 31, 2020, derivative assets and liabilities (by type) on a gross basis and derivatives subject to an enforceable master netting arrangement ("MNA") or similar were as follows:

PACE High Yield Investments

Derivative Financial Instruments:	Assets	Liabilities
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities[1]	$19,702	$(2,484,906)
Derivatives not subject to a MNA or similar agreements	(19,702)	2,484,906
Total gross amount of assets and liabilities subject to MNA or similar agreements	$—	$—

Table footnotes begin on page 345

PACE Select Advisors Trust

Notes to financial statements

At July 31, 2020, derivative assets and liabilities (by type) on a gross basis and derivatives subject to an enforceable master netting arrangement ("MNA") or similar were as follows:

PACE Alternative Strategies Investments

Derivative Financial Instruments:	Assets	Liabilities
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities[1]	$18,918,355	$(19,784,590)
Derivatives not subject to a MNA or similar agreements	(4,465,860)	2,890,142
Total gross amount of assets and liabilities subject to MNA or similar agreements	$14,452,495	$(16,894,448)

The following tables present the Portfolio's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Portfolio as of the year end.

PACE Alternative Strategies Investments

Counterparty	Gross amount of assets	Financial instruments and derivatives available for offset	Collateral received[2]	Net amount of assets
BB	$4,372,219	$(2,240,844)	$—	$2,131,375
BOA	210,622	(210,622)	—	—
CITI	31,336	(31,336)	—	—
GS	17,852	(6,823)	—	11,029
GSI	762,849	(33,995)	—	728,854
JPMCB	3,224,792	(3,224,792)	—	—
MSCI	5,444,711	(5,444,711)	—	—
SG	388,114	(67,149)	—	320,965
Total	$14,452,495	$(11,260,272)	$—	$3,192,223
Counterparty	Gross amount of liabilities	Financial instruments and derivatives available for offset	Collateral pledged[2]	Net amount of liabilities
BB	$(2,240,844)	$2,240,844	$—	$—
BNP	(75,181)	—	—	(75,181)
BOA	(466,602)	210,622	—	(255,980)
CITI	(303,580)	31,336	—	(272,244)
GS	(6,823)	6,823	—	—
GSI	(33,995)	33,995	—	—
JPMCB	(6,092,968)	3,224,792	2,868,176	—
MSCI	(7,607,306)	5,444,711	2,162,595	—
SG	(67,149)	67,149	—	—
Total	$(16,894,448)	$11,260,272	$5,030,771	$(603,405)

1  In the Statement of assets and liabilities, options purchased are shown within investments of unaffiliated issuers, at value, swap agreements (except centrally cleared swap agreements) are shown within outstanding swap agreements, at value, while forward foreign currency contracts are shown within unrealized appreciation on forward foreign currency contracts. Futures contracts are reported in the table above using cumulative appreciation on futures contracts and centrally cleared swap agreements, if any, are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be received, if any, is reported within the Statement of assets and liabilities.

2  In some instances, the actual collateral received and/or pledged may be more than the amount shown and may be comprised of cash collateral, non-cash collateral or combination of both.

PACE Select Advisors Trust

Notes to financial statements

Investment management and administration fees and other transactions with affiliates

The Trust has entered into an investment management and administration contract ("Management Contract") with UBS AM. In accordance with the Management Contract, each Portfolio paid UBS AM investment management and administration fees, which were accrued daily and paid monthly, in accordance with the following schedule as of July 31, 2020:

Portfolio	Annual rate as a percentage of each Portfolio's average daily net assets
UBS Government Money Market Investments Fund	0.250%*
PACE Mortgage-Backed Securities Fixed Income Investments	0.650% up to $250 million 0.600% above $250 million up to $500 million 0.575% above $500 million up to $750 million 0.550% above $750 million up to $1 billion 0.525% above $1 billion
PACE Intermediate Fixed Income Investments	0.550% up to $250 million 0.500% above $250 million up to $500 million 0.475% above $500 million up to $750 million 0.450% above $750 million up to $1 billion 0.425% above $1 billion
PACE Strategic Fixed Income Investments	0.650% up to $250 million
0.600% above $250 million up to $500 million
0.575% above $500 million up to $750 million
0.550% above $750 million up to $1 billion
0.525% above $1 billion up to $1.25 billion
0.500% above $1.25 billion
PACE Municipal Fixed Income Investments	0.550% up to $250 million 0.500% above $250 million up to $500 million 0.475% above $500 million up to $750 million 0.450% above $750 million up to $1 billion 0.425% above $1 billion
PACE Global Fixed Income Investments	0.750% up to $500 million 0.725% above $500 million up to $1 billion 0.700% above $1 billion
PACE High Yield Investments	0.800% up to $500 million 0.750% above $500 million up to $1 billion 0.725% above $1 billion up to $1.5 billion 0.700% above $1.5 billion up to $2 billion 0.675% above $2 billion
PACE Large Co Value Equity Investments	0.800% up to $250 million 0.770% above $250 million up to $500 million 0.730% above $500 million up to $1 billion 0.700% above $1 billion
PACE Large Co Growth Equity Investments	0.800% up to $500 million 0.775% above $500 million up to $1 billion 0.750% above $1 billion up to $1.5 billion 0.725% above $1.5 billion up to $2 billion 0.700% above $2 billion

PACE Select Advisors Trust

Notes to financial statements

Portfolio	Annual rate as a percentage of each Portfolio's average daily net assets
PACE Small/Medium Co Value Equity Investments	0.800% up to $500 million 0.775% above $500 million
PACE Small/Medium Co Growth Equity Investments	0.800% up to $500 million 0.775% above $500 million
PACE International Equity Investments	0.900% up to $500 million 0.875% above $500 million up to $1 billion 0.850% above $1 billion up to $1.5 billion 0.825% above $1.5 billion up to $2 billion 0.800% above $2 billion
PACE International Emerging Markets Equity Investments	1.100% up to $500 million 1.075% above $500 million up to $1 billion 1.050% above $1 billion up to $1.5 billion 1.025% above $1.5 billion up to $2 billion 1.000% above $2 billion
PACE Global Real Estate Securities Investments	0.800% up to $500 million 0.750% above $500 million up to $1 billion 0.725% above $1 billion up to $1.5 billion 0.700% above $1.5 billion up to $2 billion 0.675% above $2 billion
PACE Alternative Strategies Investments	1.400% up to $500 million 1.350% above $500 million up to $1 billion 1.300% above $1 billion up to $1.5 billion 1.275% above $1.5 billion up to $2 billion 1.250% above $2 billion

*  For the period August 1, 2019 to November 26, 2019 the rate was 0.35%.

Under separate Subdvisory Agreements, with the exception of UBS Government Money Market Investments Fund, UBS AM (not the Portfolios) pays the following investment subadvisors a fee from the investment management and administration fees which UBS AM receives, which is accrued daily and paid monthly:

Portfolio	Investment subadvisor
PACE Mortgage-Backed Securities Fixed Income Investments	Pacific Investment Management Company LLC
PACE Intermediate Fixed Income Investments	BlackRock Financial Management, Inc.
PACE Strategic Fixed Income Investments	Neuberger Berman Investment Advisers LLC Pacific Investment Management Company LLC
PACE Municipal Fixed Income Investments	Mellon Investments Corporation
PACE Global Fixed Income Investments	J.P. Morgan Investment Management Inc.
PACE High Yield Investments	Nomura Corporate Research and Asset Management, Inc.
PACE Large Co Value Equity Investments	Boston Partners Global Investors Inc. Los Angeles Capital Management and Equity Research, Inc. Pzena Investment Management, LLC River Road Asset Management, LLC
PACE Large Co Growth Equity Investments	Jackson Square Partners, LLC J.P. Morgan Investment Management Inc. Mar Vista Investment Partners, LLC

PACE Select Advisors Trust

Notes to financial statements

Portfolio	Investment subadvisor
PACE Small/Medium Co Value Equity Investments	Huber Capital Management LLC Kayne Anderson Rudnick, LLC Sapience Investments, LLC
PACE Small/Medium Co Growth Equity Investments	Calamos Advisors LLC Jacobs Levy Equity Management, Inc Riverbridge Partners, LLC
PACE International Equity Investments	Los Angeles Capital Management and Equity Research, Inc. Mondrian Investment Partners Ltd. Robert W. Baird & Co. Incorporated
PACE International Emerging Markets Equity Investments	LMCG Investments, LLC Mondrian Investment Partners Ltd. RWC Asset Advisors (US) LLC William Blair & Company LLC
PACE Global Real Estate Securities Investments	Brookfield Public Securities Group LLC
PACE Alternative Strategies Investments[1]	Aviva Investors Americas, LLC
DLD Asset Management LP
First Quadrant L.P.
Kettle Hill Capital Management, LLC
Magnetar Asset Management LLC
PCJ Investment Counsel Ltd.
Sirios Capital Management, L.P.
Wells Capital Management Incorporated

1  UBS Asset Management (Americas) Inc. has the authority to allocate a portion of the Portfolio's assets to unaffiliated actively- and passively-managed pooled investment vehicles and index futures.

At July 31, 2020, certain Portfolios owe or are owed by UBS AM for investment management and administration fees, net of fee waivers/expense reimbursements and/or recoupments as follows:

Portfolio	Amounts due to (owed by) UBS AM
UBS Government Money Market Investments Fund	$10,377
PACE Mortgage-Backed Securities Fixed Income Investments	106,245
PACE Intermediate Fixed Income Investments	22,718
PACE Strategic Fixed Income Investments	304,322
PACE Municipal Fixed Income Investments	115,697
PACE Global Fixed Income Investments	205,134
PACE High Yield Investments	146,605
PACE Large Co Value Equity Investments	473,051
PACE Large Co Growth Equity Investments	578,696
PACE Small/Medium Co Value Equity Investments	233,567
PACE Small/Medium Co Growth Equity Investments	330,450
PACE International Equity Investments	647,348
PACE International Emerging Markets Equity Investments	334,676
PACE Global Real Estate Securities Investments	49,862
PACE Alternative Strategies Investments	(14,851)

PACE Alternative Strategies Investments and UBS AM have entered into a written fee waiver agreement pursuant to which UBS AM is voluntarily obligated to waive its management fees to the extent necessary to offset the cost sav-

PACE Select Advisors Trust

Notes to financial statements

ings to UBS AM for allocating a portion of the Portfolio's assets to other unaffiliated pooled investment vehicles and index futures. The fee waiver agreement may be terminated by the Portfolio's Board at any time and also will be terminated automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. For the period ended July 31, 2020, UBS AM was contractually obligated to waive $287,148 in investment management and administration fees. This management fee waiver will not be subject to future recoupment.

UBS AM is contractually obligated to waive all or a portion of its investment management and administration fees and/or to reimburse the Portfolios for certain operating expenses in order to maintain the total annual ordinary operating expenses of each class (with certain exclusions such as dividend expense, borrowing costs and interest expense, relating to short sales, and expenses attributable to investment in other companies, interest, taxes, brokerage commissions and extraordinary expenses) through November 30, 2020 at a level not to exceed the amounts in the table below.

UBS AM may voluntarily undertake to waive fees and/or reimburse expenses in the event that the yields on UBS Government Money Market Investments Fund drop below a certain level. This undertaking is voluntary and not contractual and may be terminated at any time. At July 31, 2020, and for the period ended July 31, 2020, UBS AM voluntarily waived in the amount of $284,845, and which is not subject to future recoupment, and the amount owed by UBS AM is $95,858.

Each Portfolio will repay UBS AM for any such waived fees/reimbursed expenses during a three-year period following July 31, 2017, to the extent that ordinary operating expenses (with certain exclusions such as dividend expense, borrowing costs and interest expense) are otherwise below the applicable expense cap in effect at the time the fees or expenses were waived/reimbursed. For the period ended July 31, 2020, UBS AM had the following voluntary fee waivers/expense reimbursements, and recoupments. The fee waivers/expense reimbursements, portions of which are subject to repayment by the Portfolios through July 31, 2023, and recoupments for the period ended July 31, 2020, were as follows:

Portfolio	Class A expense cap	Class Y expense cap	Class P expense cap	Fee waivers/ expense reimbursements	Recoupments
UBS Government Money Market Investments Fund	N/A	N/A	0.60%	$330,288	$—
PACE Mortgage-Backed Securities Fixed Income Investments	0.97%	0.72%	0.72	778,759	—
PACE Intermediate Fixed Income Investments	0.91	0.66	0.66	611,224	—
PACE Strategic Fixed Income Investments	0.93	0.68	0.68	735,584	—
PACE Municipal Fixed Income Investments	0.82	0.57	0.57	324,910	—
PACE Global Fixed Income Investments	1.03	0.87	0.84	825,533	—
PACE High Yield Investments	1.06	0.88	0.91	547,943	—
PACE Large Co Value Equity Investments	1.14	0.89	0.89	88,857	—
PACE Large Co Growth Equity Investments	1.13	0.88	0.88	399,855	—
PACE Small/Medium Co Value Equity Investments	1.29	1.04	1.04	199,089	—
PACE Small/Medium Co Growth Equity Investments	1.33	1.08	1.08	47,892	—
PACE International Equity Investments	1.35	1.10	1.10	—	—
PACE International Emerging Markets Equity Investments	1.65	1.40	1.40	386,163	—
PACE Global Real Estate Securities Investments	1.45	N/A	1.20	420,141	—
PACE Alternative Strategies Investments	1.88	1.63	1.63	914,534	—

PACE Select Advisors Trust

Notes to financial statements

At July 31, 2020, the following Portfolios had remaining fee waivers/expense reimbursements subject to repayment to UBS AM and respective dates of expiration as follows:

Portfolio	Fee waivers/ expenses reimbursements subject to repayment	Expires July 31, 2021	Expires July 31, 2022	Expires July 31, 2023
UBS Government Money Market Investments Fund	$1,143,774	$409,180	$404,306	$330,288
PACE Mortgage-Backed Fixed Income Investments—Class A	129,002	33,822	44,908	50,272
PACE Mortgage-Backed Fixed Income Investments—Class Y	227,729	103,082	72,601	52,046
PACE Mortgage-Backed Fixed Income Investments—Class P	2,064,154	674,781	712,932	676,441
PACE Intermediate Fixed Income Investments—Class A	47,671	10,428	19,588	17,655
PACE Intermediate Fixed Income Investments—Class Y	2,467	836	970	661
PACE Intermediate Fixed Income Investments—Class P	1,720,645	453,439	674,298	592,908
PACE Strategic Fixed Income Investments—Class A	28,987	5,764	10,171	13,052
PACE Strategic Fixed Income Investments—Class Y	8,487	2,478	2,492	3,517
PACE Strategic Fixed Income Investments—Class P	2,049,442	636,066	694,361	719,015
PACE Municipal Fixed Income Investments—Class A	124,253	39,809	42,654	41,790
PACE Municipal Fixed Income Investments—Class Y	320	109	106	105
PACE Municipal Fixed Income Investments—Class P	885,572	304,642	297,915	283,015
PACE Global Fixed Income Investments—Class A	183,218	43,394	71,630	68,194
PACE Global Fixed Income Investments—Class Y	12,802	3,952	5,211	3,639
PACE Global Fixed Income Investments—Class P	2,112,681	509,644	849,337	753,700
PACE High Yield Investments—Class A	22,316	3,597	8,934	9,785
PACE High Yield Investments—Class Y	2,126	1,613	241	272
PACE High Yield Investments—Class P	1,462,644	353,363	571,395	537,886
PACE Large Co Value Equity Investments—Class Y	47,683	—	—	47,683
PACE Large Co Value Equity Investments—Class P	41,174	—	—	41,174
PACE Large Co Growth Equity Investments—Class A	20,642	—	5,232	15,410
PACE Large Co Growth Equity Investments—Class Y	278	—	278	—
PACE Large Co Growth Equity Investments—Class P	559,669	—	175,224	384,445
PACE Small/Medium Co Value Equity Investments—Class Y	4	—	—	4
PACE Small/Medium Co Value Equity Investments—Class P	401,922	63,558	139,279	199,085
PACE Small/Medium Co Growth Equity Investments—Class Y	122	68	—	54
PACE Small/Medium Co Growth Equity Investments—Class P	47,832	—	—	47,832
PACE International Emerging Markets Equity Investments—Class A	3,949	788	245	2,916
PACE International Emerging Markets Equity Investments—Class Y	1,541	209	1,082	250
PACE International Emerging Markets Equity Investments—Class P	769,392	215,761	170,634	382,997
PACE Global Real Estate Securities Investments—Class A	1,153	198	462	493
PACE Global Real Estate Securities Investments—Class P	1,344,250	449,612	474,990	419,648
PACE Alternative Strategies Investments—Class A	8,710	—	—	8,710
PACE Alternative Strategies Investments—Class Y	463	—	—	463
PACE Alternative Strategies Investments—Class P	618,213	—	—	618,213

For the period ended July 31, 2020, the Portfolios listed below paid broker commissions to affiliates of the investment manager as detailed in the below table. These broker commissions are reflected in the Statement of assets and liabilities within cost of investments, and the Statement of operations within net realized gains (losses) from, and/or net change in unrealized appreciation/depreciation of investments and/or futures.

PACE Select Advisors Trust

Notes to financial statements

Affiliated broker	PACE Intermediate Fixed Income Investments	PACE Small/Medium Co Value Equity Investments	PACE Small/Medium Co Growth Equity Investments	PACE International Emerging Markets Equity Investments	PACE Global Real Estate Securities Investments
UBS AG	$—	$—	$—	$1,484	$1,753
UBS Securities Asia Ltd.	—	—	—	328	2,442
UBS Securities Canada Inc.	—	96	—	—	—
UBS Securities LLC	21	22,697	1,090	—	—
UBS Securities Pte Ltd., Seoul	—	—	—	1,874	—

During the period ended, July 31, 2020, some of the Funds engaged in purchase and sale transactions where an affiliate was underwriter. In such cases, the affiliate underwriter was not compensated and each trade was approved by the board.

Service and distribution plans

UBS AM (US) is the principal underwriter of each Portfolio's shares. The Portfolios (with the exception of UBS Government Money Market Investments Fund, which only offers Class P shares) have adopted service and/or distribution plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act for Class A shares. The Plans govern payments made for the expenses incurred in the service and/or distribution of Class A shares. Annual fees under the Plans as a percentage of the average daily net assets of each representative class of each of the Portfolios are as follows:

Portfolio	Class A
PACE Mortgage-Backed Securities Fixed Income Investments	0.25%
PACE Intermediate Fixed Income Investments	0.25
PACE Strategic Fixed Income Investments	0.25
PACE Municipal Fixed Income Investments	0.25
PACE Global Fixed Income Investments	0.25
PACE High Yield Investments	0.25
PACE Large Co Value Equity Investments	0.25
PACE Large Co Growth Equity Investments	0.25
PACE Small/Medium Co Value Equity Investments	0.25
PACE Small/Medium Co Growth Equity Investments	0.25
PACE International Equity Investments	0.25
PACE International Emerging Markets Equity Investments	0.25
PACE Global Real Estate Securities Investments	0.25
PACE Alternative Strategies Investments	0.25

UBS AM (US) also receives the proceeds of the initial sales charges paid upon purchase of Class A shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A.

At July 31, 2020, certain Portfolios owed UBS AM (US) service and distribution fees, and for the period ended July 31, 2020, certain Portfolios were informed by UBS AM (US) that it had earned sales charges as follows:

Portfolio	Service and distribution fees owed	Sales charges earned by distributor
PACE Mortgage-Backed Securities Fixed Income Investments—Class A	$6,638	$143
PACE Intermediate Fixed Income Investments—Class A	2,830	—
PACE Strategic Fixed Income Investments—Class A	3,958	10,511
PACE Municipal Fixed Income Investments—Class A	8,489	3,004
PACE Global Fixed Income Investments—Class A	5,950	553

PACE Select Advisors Trust

Notes to financial statements

Portfolio	Service and distribution fees owed	Sales charges earned by distributor
PACE High Yield Investments—Class A	$1,427	$5,482
PACE Large Co Value Equity Investments—Class A	16,924	1,002
PACE Large Co Growth Equity Investments—Class A	11,071	1,322
PACE Small/Medium Co Value Equity Investments—Class A	2,753	339
PACE Small/Medium Co Growth Equity Investments—Class A	4,889	75
PACE International Equity Investments—Class A	4,995	77
PACE International Emerging Markets Equity Investments—Class A	948	209
PACE Global Real Estate Securities Investments—Class A	64	700
PACE Alternative Strategies Investments—Class A	1,384	—

Transfer agency and related services fees

UBS Financial Services Inc. provides certain services to the Portfolios pursuant to a delegation of authority from BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon"), the Portfolios ' transfer agent, and is compensated for these services by BNY Mellon, not the Portfolios .

UBS Financial Services Inc. has voluntarily agreed to waive a portion of the fee that it would otherwise have received from BNY Mellon with respect to UBS Government Money Market Investments Fund so that BNY Mellon would correspondingly reduce the fees it would have charged to that Portfolio. Given that UBS AM has voluntarily undertaken to reduce its fees and/or reimburse expenses to keep the Portfolio's yield at or above a certain level, and that such amount exceeds the reduction in BNY Mellon's fees, the net effect of BNY Mellon's pass through of the waiver by UBS Financial Services Inc. is to partially reduce the amount that UBS AM would have otherwise voluntarily waived/reimbursed. For the period ended July 31, 2020, the amount of the reduction in transfer agency and related services fees charged by BNY Mellon to the Portfolios was $62,190 which reflected an equal amount of compensation that was voluntarily waived by UBS Financial Services Inc. Voluntary fee waiver/expense reimbursement arrangements may end at any time.

For the period ended July 31, 2020, UBS Financial Services Inc. received from BNY Mellon, not the Portfolios, total delegated services fees as follows:

Portfolio	Delegated services fees earned
UBS Government Money Market Investments Fund	$368,215
PACE Mortgage-Backed Securities Fixed Income Investments	301,499
PACE Intermediate Fixed Income Investments	282,076
PACE Strategic Fixed Income Investments	365,614
PACE Municipal Fixed Income Investments	56,596
PACE Global Fixed Income Investments	327,698
PACE High Yield Investments	276,525
PACE Large Co Value Equity Investments	415,871
PACE Large Co Growth Equity Investments	402,662
PACE Small/Medium Co Value Equity Investments	391,392
PACE Small/Medium Co Growth Equity Investments	392,506
PACE International Equity Investments	389,884
PACE International Emerging Markets Equity Investments	358,286
PACE Global Real Estate Securities Investments	283,236
PACE Alternative Strategies Investments	192,704

PACE Select Advisors Trust

Notes to financial statements

Securities lending

Each Portfolio may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are initially secured at all times by cash, US government securities and irrevocable letters of credit in an amount at least equal to 102% of the market value of the securities loaned with respect to domestic securities and 105% of the market value of the securities loaned with respect to foreign securities. In the event that the market value of the cash, US government securities, and irrevocable letters of credit securing the loan falls below 100% for domestic securities, and 103% for foreign securities, the borrower must provide additional cash, US government securities, and irrevocable letters of credit so that the total securing the loan is at least 102% of the market value for domestic securities and 105% of the market value for foreign securities.

Each Portfolio will regain ownership of loaned securities to exercise certain beneficial rights; however, each Portfolio may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. Each Portfolio receives compensation for lending its securities from interest or dividends earned on the cash, US government securities and irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. Cash collateral received is invested in State Street Navigator Securities Lending Government Money Market Portfolio, which is included in each Portfolio of investments. State Street Bank and Trust Company serves as the Portfolios' lending agent.

In addition, PACE Large Co Value Equity Investments, PACE International Equity Investments and PACE Alternative Strategies Investments participate in State Street's enhanced custody program. Through this program, State Street is capable of facilitating the Portfolios' short selling activity at a lower cost. A portion of the cash collateral received in connection with the Portfolios' securities lending activity is pledged back to State Street for the financing of short sales. This amount is shown as cash collateral on investments sold short in the Statement of assets and liabilities.

At July 31, 2020, the following Portfolios had securities on loan at value, cash collateral and non-cash collateral as follows:

Portfolio	Value of securities on loan	Cash collateral	Non-cash collateral*	Total collateral	Security types held as non-cash collateral
PACE Intermediate Fixed Income Investments	$10,292,018	$9,847,323	$666,601	$10,513,924	U.S. Treasury Notes and U.S. Treasury Bills
PACE Strategic Fixed Income Investments	31,264,108	29,099,463	2,835,610	31,935,073	U.S. Treasury Notes and U.S. Treasury Bills
PACE Global Fixed Income Investments	5,342,193	5,453,783	—	5,453,783	—
PACE High Yield Investments	9,074,664	8,857,440	411,457	9,268,897	U.S. Treasury Notes and U.S. Treasury Bills
PACE Large Co Value Equity Investments**	15,862,773	8,120,233	8,081,962	16,202,195	U.S. Treasury Notes and U.S. Treasury Bills
PACE Large Co Growth Equity Investments	6,903,524	1,775,246	5,171,547	6,946,793	U.S. Treasury Notes and U.S. Treasury Bills
PACE Small/Medium Co Value Equity Investments	35,400,623	19,508,290	17,843,362	37,351,652	U.S. Treasury Notes and U.S. Treasury Bills
PACE Small/Medium Co Growth Equity Investments	30,096,336	19,334,845	11,550,291	30,885,136	U.S. Treasury Notes and U.S. Treasury Bills
PACE International Equity Investments**	10,229,707	4,380,887	6,346,166	10,727,053	U.S. Treasury Notes and U.S. Treasury Bills
PACE International Emerging Markets Investments	3,576,276	3,318,228	361,720	3,679,948	U.S. Treasury Notes and U.S. Treasury Bills
PACE Global Real Estate Securities Investments	1,651,860	963,819	844,553	1,808,372	U.S. Treasury Notes and U.S. Treasury Bills

*  These securities are held for the benefit of the Portfolio's custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of assets and liabilities.

**  This Portfolio participates in the enhanced custody program which permits self-borrow transactions that does not require any collateral for the securities on loan under those transactions.

The table below represents the disaggregation at July 31, 2020 of the gross amount of recognized liabilities for securities lending transactions. As the securities loaned are subject to termination by the Portfolios or the borrower at any

PACE Select Advisors Trust

Notes to financial statements

time, the remaining contractual maturities of the transactions presented below are considered to be overnight and continuous.

	Type of securities loaned		Total gross amount of recognized liabilities for
Portfolio	Equity securities	Corporate bonds	securities lending transactions
PACE Intermediate Fixed Income Investments	$—	$9,847,323	$9,847,323
PACE Global Fixed Income Investments	—	5,453,783	5,453,783
PACE Strategic Fixed Income Investments	—	29,099,463	29,099,463
PACE High Yield Investments	3,568	8,853,872	8,857,440
PACE Large Co Value Equity Investments	8,120,233	—	8,120,233
PACE Large Co Growth Equity Investments	1,775,246	—	1,775,246
PACE Small/Medium Co Value Equity Investments	19,508,290	—	19,508,290
PACE Small/Medium Co Growth Equity Investments	19,334,845	—	19,334,845
PACE International Equity Investments	4,380,887	—	4,380,887
PACE International Emerging Markets Equity Investments	3,318,228	—	3,318,228
PACE Global Real Estate Securities Investments	963,819	—	963,819

Bank line of credit

With the exception of UBS Government Money Market Investments Fund, the Portfolios participate with other Portfolios managed, advised or subadvised by UBS AM in a $185 million committed credit facility (the " Committed Credit Facility") with State Street Bank and Trust Company. The Committed Credit Facility is to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of a participating Portfolio at the request of shareholders and other temporary or emergency purposes.

Interest on amounts borrowed is calculated based on the prevailing rates in effect at the time of borrowing. Each Portfolio covered by the Committed Credit Facility has agreed to pay commitment fees on the average daily balance of the Committed Credit Facility not utilized. Commitment fees have been allocated among the Portfolios in the Committed Credit Facility as follows: 50% of the allocation is based on the relative asset size of Portfolios and the other 50% of the allocation is based on utilization. For the period ended July 31, 2020, the following Portfolios had borrowings as follows:

Portfolio	Average daily amount of borrowing outstanding	Days outstanding	Interest expense	Weighted average annualized interest rate
PACE Large Co Value Equity Investments	$1,115,282	33	$2,292	2.305%
PACE Large Co Growth Equity Investments	2,510,123	38	4,068	1.535
PACE Small/Medium Co Value Equity Investments	490,055	2	75	2.760
PACE Small/Medium Co Growth Equity Investments	1,481,618	2	171	2.078
PACE International Equity Investments	1,053,830	86	6,177	2.454
PACE International Emerging Markets Equity Investments	591,884	57	2,071	2.309
PACE Global Real Estate Securities Investments	1,185,183	1	64	1.947
PACE Alternative Strategies Investments	2,360,965	63	8,323	2.022

At July 31, 2020, PACE Large Co Growth Equity Investments had an outstanding borrowing of $1,432,228.

PACE Select Advisors Trust

Notes to financial statements

Commission recapture program

Certain Portfolios participate in a brokerage commission recapture program. These Portfolios have established commission recapture arrangements with certain participating brokers or dealers. If a Portfolio's investment subadvisor chooses to execute a transaction through a participating broker subject to best price and execution, the broker will rebate a portion of the commission back to the Portfolio. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Portfolios. For the period ended July 31, 2020, the following Portfolios recorded recaptured commissions which are reflected in the Statement of operations within the net realized gains (losses) from investments:

Portfolio	Amount
PACE Large Co Value Equity Investments	$23,710
PACE Large Co Growth Equity Investments	30,002
PACE Small/Medium Co Value Equity Investments	70,148
PACE Small/Medium Co Growth Equity Investments	31,992
PACE International Equity Investments	11,999
PACE International Emerging Markets Equity Investments	4,798
PACE Global Real Estate Securities Investments	5,612
PACE Alternative Strategies Investments	34,836

Additional information regarding compensation to affiliate of a board member

Professor Meyer Feldberg serves as a senior advisor to Morgan Stanley, a financial services firm with which the Portfolios may conduct transactions, resulting in him being an interested trustee of the Portfolio. The Portfolios have been informed that Professor Feldberg's role at Morgan Stanley does not involve matters directly affecting any UBS funds. Portfolio transactions are executed through Morgan Stanley based on that firm's ability to provide best execution of the transactions. For the period ended July 31, 2020, the following Portfolios paid brokerage commissions to Morgan Stanley in the amounts as follows:

Portfolio	Amount
PACE Strategic Fixed Income Investments	$9,383
PACE Large Co Value Equity Investments	140,375
PACE Large Co Growth Equity Investments	23,758
PACE Small/Medium Co Value Equity Investments	27,684
PACE Small/Medium Co Growth Equity Investments	1,902
PACE International Equity Investments	21,967
PACE International Emerging Markets Equity Investments	15,471
PACE Global Real Estate Securities Investments	14,035
PACE Alternative Strategies Investments	30,606

For the period ended July 31, 2020, the following Portfolios purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley having aggregate values as follows:

Portfolio	Amount
UBS Government Money Market Investments Fund	$3,684,549
PACE Intermediate Fixed Income Investments	3,055,543,080
PACE Strategic Fixed Income Investments	2,735,839,434
PACE Municipal Fixed Income Investments	10,484,451
PACE Global Fixed Income Investments	68,341,408
PACE High Yield Investments	28,180,997
PACE Large Co Value Equity Investments	268,966,828
PACE Large Co Growth Equity Investments	2,049,489
PACE Small/Medium Co Growth Equity Investments	10,296,499

PACE Select Advisors Trust

Notes to financial statements

Portfolio	Amount
PACE International Emerging Markets Equity Investments	$7,628,492
PACE Global Real Estate Securities Investments	10,907,611
PACE Alternative Strategies Investments	117,411,633

Morgan Stanley received compensation in connection with these trades, which may have been in the form of a "mark-up" or "mark-down" of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by the investment manager, it is believed that under normal circumstances it represents a small portion of the total value of the transactions.

Change in accounting principle

In March 2017, the Financial Accounting Standards Board Accounting Standards Update 2017-08 ("ASU 2017-08"), "Receivables-Nonrefundable fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities." ASU 2017-08 changed the amortization period for certain callable debt securities held at a premium. Specifically, it required the premium to be amortized to the earliest call date. The Portfolios have adopted and applied ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of the beginning of the period of adoption. As a result of the adoption of ASU 2017-08, as of January 1, 2019, the amortized cost basis of investments was reduced and the unrealized appreciation (depreciation) of investments was increased. The adoption of ASU 2017-08 had no impact on beginning net assets, the current period results from operations, or any prior period information presented in the financial statements.

The table below details the adjustments explained above. Portfolios not in the table were not impacted by ASU 2017-08.

Amount of cumulative-effect adjustment
PACE Intermediate Fixed Income Investments	$27,729
PACE Strategic Fixed Income Investments	207,512
PACE Municipal Fixed Income Investments	3,797,195
PACE Global Fixed Income Investments	144,693
PACE High Yield Investments	213,832

Purchases and sales of securities

For the period ended July 31, 2020, aggregate purchases and sales of portfolio securities, excluding short-term securities, were as follows:

Portfolio	Purchases	Sales
PACE Mortgage-Backed Securities Fixed Income Investments	$5,034,529,784	$5,037,419,830
PACE Intermediate Fixed Income Investments	1,515,557,866	1,523,163,824
PACE Strategic Fixed Income Investments	2,360,404,707	2,604,975,245
PACE Municipal Fixed Income Investments	33,097,718	59,916,036
PACE Global Fixed Income Investments	425,949,026	470,092,443
PACE High Yield Investments	223,683,588	248,270,921
PACE Large Co Value Equity Investments (long transactions)	551,772,524	704,092,330
PACE Large Co Value Equity Investments (short transactions)	146,120,140	123,432,578
PACE Large Co Growth Equity Investments	461,268,354	783,419,071
PACE Small/Medium Co Value Equity Investments	218,434,627	257,443,033
PACE Small/Medium Co Growth Equity Investments	359,105,667	443,388,392
PACE International Equity Investments (long transactions)	330,342,582	476,678,459

PACE Select Advisors Trust

Notes to financial statements

Portfolio	Purchases	Sales
PACE International Equity Investments (short transactions)	$110,244,012	$95,846,309
PACE International Emerging Markets Equity Investments	288,427,571	276,977,845
PACE Global Real Estate Securities Investments	119,599,572	131,175,288
PACE Alternative Strategies Investments (long transactions)	1,575,448,820	1,625,503,733
PACE Alternative Strategies Investments (short transactions)	969,316,504	988,451,030

Shares of beneficial interest

There are an unlimited number of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest for each of the Portfolios, except UBS Government Money Market Investments Fund, which transacts at $1.00 per share, were as follows:

PACE Mortgage-Backed Securities Fixed Income Investments
For the year ended July 31, 2020:

	Class A
	Shares	Amount
Shares sold	11,404	$147,164
Shares repurchased	(362,002)	(4,625,222)
Dividends reinvested	58,411	744,097
Net increase (decrease)	(292,187)	$(3,733,961)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	539,281	$6,916,618	2,879,169	$36,847,679
Shares repurchased	(1,425,003)	(18,189,732)	(5,790,659)	(74,161,390)
Dividends reinvested	52,454	667,872	708,463	9,029,465
Net increase (decrease)	(833,268)	$(10,605,242)	(2,203,027)	$(28,284,246)

For the year ended July 31, 2019:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	3,944	$51,068	15	$1,297
Shares repurchased	(572,537)	(7,092,056)	(51,808)	(602,961)
Shares converted	738,043	8,996,742	(734,315)	(8,996,742)
Dividends reinvested	69,153	858,627	3,229	39,822
Net increase (decrease)	238,603	$2,814,381	(782,879)	$(9,558,584)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	943,934	$11,704,732	4,372,262	$54,314,667
Shares repurchased	(1,486,964)	(18,383,415)	(7,462,173)	(92,577,433)
Dividends reinvested	76,474	949,041	814,585	10,118,027
Net increase (decrease)	(466,556)	$(5,729,642)	(2,275,326)	$(28,144,739)

PACE Select Advisors Trust

Notes to financial statements

PACE Intermediate Fixed Income Investments
For the year ended July 31, 2020:

	Class A
	Shares	Amount
Shares sold	7,291	$95,182
Shares repurchased	(110,533)	(1,401,491)
Dividends reinvested	14,590	185,173
Net increase (decrease)	(88,652)	$(1,121,136)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	—	$—	2,936,920	$37,468,674
Shares repurchased	(6,467)	(84,368)	(6,099,325)	(77,913,436)
Dividends reinvested	566	7,184	540,498	6,861,807
Net increase (decrease)	(5,901)	$(77,184)	(2,621,907)	$(33,582,955)

For the year ended July 31, 2019:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	19,974	$241,926	—	$—
Shares repurchased	(222,569)	(2,658,046)	(1,870)	(22,144)
Shares converted	80,945	951,101	(80,807)	(951,101)
Dividends reinvested	20,916	250,847	248	2,955
Net increase (decrease)	(100,734)	$(1,214,172)	(82,429)	$(970,290)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	8,682	$104,000	4,526,506	$54,253,250
Shares repurchased	(7,885)	(94,068)	(8,063,799)	(96,575,542)
Dividends reinvested	717	8,615	741,755	8,902,025
Net increase (decrease)	1,514	$18,547	(2,795,538)	$(33,420,267)

PACE Strategic Fixed Income Investments
For the year ended July 31, 2020:

	Class A
	Shares	Amount
Shares sold	95,826	$1,349,406
Shares repurchased	(151,488)	(2,145,922)
Dividends reinvested	28,666	405,615
Net increase (decrease)	(26,996)	$(390,901)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	616	$8,774	3,831,133	$54,507,635
Shares repurchased	(27,277)	(391,865)	(10,959,181)	(155,886,633)
Dividends reinvested	2,962	41,807	1,502,913	21,244,422
Net increase (decrease)	(23,699)	$(341,284)	(5,625,135)	$(80,134,576)

PACE Select Advisors Trust

Notes to financial statements

For the year ended July 31, 2019:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	103,374	$1,393,368	206	$4,122
Shares repurchased	(326,848)	(4,387,096)	(29,634)	(394,503)
Shares converted	467,476	6,184,714	(467,476)	(6,184,714)
Dividends reinvested	30,665	411,642	1,759	23,406
Net increase (decrease)	274,667	$3,602,628	(495,145)	$(6,551,689)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	764	$10,233	7,121,532	$95,503,205
Shares repurchased	(8,939)	(119,853)	(13,620,231)	(182,061,405)
Dividends reinvested	3,426	45,893	1,699,846	22,790,543
Net increase (decrease)	(4,749)	$(63,727)	(4,798,853)	$(63,767,657)

PACE Municipal Fixed Income Investments
For the year ended July 31, 2020:

	Class A
	Shares	Amount
Shares sold	21,383	$284,883
Shares repurchased	(493,753)	(6,472,045)
Dividends reinvested	51,173	673,560
Net increase (decrease)	(421,197)	$(5,513,602)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	—	$—	2,571,629	$34,022,507
Shares repurchased	(4,866)	(65,037)	(4,825,704)	(63,346,897)
Dividends reinvested	28	371	495,230	6,517,130
Net increase (decrease)	(4,838)	$(64,666)	(1,758,845)	$(22,807,260)

For the year ended July 31, 2019:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	76,464	$975,442	—	$—
Shares repurchased	(324,877)	(4,184,860)	(26,195)	(332,457)
Shares converted	571,955	7,160,878	(571,955)	(7,160,878)
Dividends reinvested	68,695	879,247	1,494	18,907
Net increase (decrease)	392,237	$4,830,707	(596,656)	$(7,474,428)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	—	$—	4,163,878	$53,245,690
Shares repurchased	—	—	(6,529,515)	(83,530,590)
Dividends reinvested	34	439	621,597	7,959,328
Net increase (decrease)	34	$439	(1,744,040)	$(22,325,572)

PACE Select Advisors Trust

Notes to financial statements

PACE Global Fixed Income Investments
For the year ended July 31, 2020:

	Class A
	Shares	Amount
Shares sold	9,131	$92,524
Shares repurchased	(362,801)	(3,662,642)
Dividends reinvested	36,169	363,355
Net increase (decrease)	(317,501)	$(3,206,763)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	672	$6,739	1,766,129	$17,842,141
Shares repurchased	(38,508)	(387,033)	(6,633,320)	(66,758,578)
Dividends reinvested	3,564	35,609	517,816	5,193,980
Net increase (decrease)	(34,272)	$(344,685)	(4,349,375)	$(43,722,457)

For the year ended July 31, 2019:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	4,548	$44,784	—	$—
Shares repurchased	(474,557)	(4,596,044)	(5,315)	(51,730)
Shares converted	234,309	2,244,679	(234,309)	(2,244,679)
Dividends reinvested	40,288	390,860	472	4,578
Net increase (decrease)	(195,412)	$(1,915,721)	(239,152)	$(2,291,831)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	1,082	$10,460	3,449,427	$33,412,383
Shares repurchased	(26,046)	(253,340)	(9,208,762)	(89,145,505)
Dividends reinvested	4,159	40,162	590,533	5,723,899
Net increase (decrease)	(20,805)	$(202,718)	(5,168,802)	$(50,009,223)

PACE High Yield Investments
For the year ended July 31, 2020:

	Class A
	Shares	Amount
Shares sold	309,377	$2,821,945
Shares repurchased	(119,102)	(1,097,393)
Dividends reinvested	20,879	193,337
Net increase (decrease)	211,154	$1,917,889

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	—	$—	1,875,026	$17,530,833
Shares repurchased	—	—	(6,729,553)	(61,962,922)
Dividends reinvested	3,541	32,890	1,658,106	15,367,633
Net increase (decrease)	3,541	$32,890	(3,196,421)	$(29,064,456)

PACE Select Advisors Trust

Notes to financial statements

For the year ended July 31, 2019:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	84,657	$812,348	106	$2,177
Shares repurchased	(119,346)	(1,139,306)	(3,075)	(30,011)
Shares converted	231,878	2,260,808	(232,116)	(2,260,808)
Dividends reinvested	18,834	180,296	1,021	9,961
Net increase (decrease)	216,023	$2,114,146	(234,064)	$(2,278,681)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	1,797	$17,322	2,801,144	$27,030,357
Shares repurchased	(1,806)	(17,589)	(8,833,556)	(84,780,414)
Dividends reinvested	3,185	30,663	1,731,661	16,618,665
Net increase (decrease)	3,176	$30,396	(4,300,751)	$(41,131,392)

PACE Large Co Value Equity Investments
For the year ended July 31, 2020:

	Class A
	Shares	Amount
Shares sold	16,893	$313,533
Shares repurchased	(709,870)	(13,692,362)
Dividends reinvested	240,530	5,236,332
Net increase (decrease)	(452,447)	$(8,142,497)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	25,222	$501,660	4,545,547	$82,262,556
Shares repurchased	(101,357)	(2,065,766)	(11,229,003)	(209,618,312)
Dividends reinvested	44,229	964,187	2,490,829	53,976,259
Net increase (decrease)	(31,906)	$(599,919)	(4,192,627)	$(73,379,497)

For the year ended July 31, 2019:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	42,928	$856,514	—	$—
Shares repurchased	(700,405)	(15,004,288)	(10,339)	(249,572)
Shares converted	453,282	10,475,342	(452,890)	(10,475,342)
Dividends reinvested	497,284	9,513,035	—	—
Net increase (decrease)	293,089	$5,840,603	(463,229)	$(10,724,914)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	10,208	$215,995	4,207,759	$89,207,918
Shares repurchased	(51,946)	(1,175,169)	(12,467,562)	(263,702,204)
Dividends reinvested	80,631	1,544,086	5,165,407	98,400,996
Net increase (decrease)	38,893	$584,912	(3,094,396)	$(76,093,290)

PACE Select Advisors Trust

Notes to financial statements

PACE Large Co Growth Equity Investments
For the year ended July 31, 2020:

	Class A
	Shares	Amount
Shares sold	22,262	$513,654
Shares repurchased	(242,347)	(5,499,856)
Dividends reinvested	307,069	6,598,913
Net increase (decrease)	86,984	$1,612,711

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	11,269	$275,505	2,015,476	$47,881,527
Shares repurchased	(64,143)	(1,567,840)	(14,349,374)	(340,149,834)
Dividends reinvested	103,502	2,366,066	6,724,936	152,050,806
Net increase (decrease)	50,628	$1,073,731	(5,608,962)	$(140,217,501)

For the year ended July 31, 2019:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	30,549	$668,045	—	$—
Shares repurchased	(272,878)	(6,321,470)	(7,623)	(168,838)
Shares converted	95,323	2,503,193	(118,973)	(2,503,193)
Dividends reinvested	375,371	7,376,046	—	—
Net increase (decrease)	228,365	$4,225,814	(126,596)	$(2,672,031)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	8,949	$208,944	3,285,826	$78,479,157
Shares repurchased	(44,108)	(1,150,460)	(14,191,463)	(341,166,563)
Dividends reinvested	115,927	2,400,843	9,078,415	186,198,295
Net increase (decrease)	80,768	$1,459,327	(1,827,222)	$(76,489,111)

PACE Small/Medium Co Value Equity Investments
For the year ended July 31, 2020:

	Class A
	Shares	Amount
Shares sold	6,482	$107,910
Shares repurchased	(137,278)	(2,311,688)
Dividends reinvested	5,140	99,619
Net increase (decrease)	(125,656)	$(2,104,159)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	—	$—	2,239,010	$37,344,102
Shares repurchased	(3,235)	(54,138)	(4,752,952)	(81,583,677)
Dividends reinvested	71	1,447	159,879	3,197,379
Net increase (decrease)	(3,164)	$(52,691)	(2,354,063)	$(41,042,196)

PACE Select Advisors Trust

Notes to financial statements

For the year ended July 31, 2019:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	3,369	$56,989	—	$—
Shares repurchased	(187,425)	(3,450,785)	(7,006)	(121,946)
Shares converted	162,283	3,190,489	(198,660)	(3,190,489)
Dividends reinvested	62,494	994,908	—	—
Net increase (decrease)	40,721	$791,601	(205,666)	$(3,312,435)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	1,938	$36,280	2,328,781	$43,641,955
Shares repurchased	(4,105)	(76,022)	(5,911,099)	(110,131,915)
Dividends reinvested	703	11,697	1,481,136	24,335,068
Net increase (decrease)	(1,464)	$(28,045)	(2,101,182)	$(42,154,892)

PACE Small/Medium Co Growth Equity Investments
For the year ended July 31, 2020:

	Class A
	Shares	Amount
Shares sold	14,245	$208,969
Shares repurchased	(199,079)	(2,839,160)
Dividends reinvested	219,194	3,206,806
Net increase (decrease)	34,360	$576,615

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	—	$—	1,417,765	$22,234,556
Shares repurchased	(1,472)	(25,002)	(6,498,483)	(102,204,380)
Dividends reinvested	408	6,744	3,356,487	53,905,176
Net increase (decrease)	(1,064)	$(18,258)	(1,724,231)	$(26,064,648)

For the year ended July 31, 2019:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	27,525	$399,835	—	$—
Shares repurchased	(222,595)	(3,753,894)	(2,904)	(47,633)
Shares converted	134,528	2,546,611	(176,725)	(2,546,611)
Dividends reinvested	261,497	3,687,103	—	—
Net increase (decrease)	200,955	$2,879,655	(179,629)	$(2,594,244)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	—	$—	1,968,714	$34,903,374
Shares repurchased	—	—	(7,455,292)	(135,724,890)
Dividends reinvested	432	6,763	4,380,256	66,798,900
Net increase (decrease)	432	$6,763	(1,106,322)	$(34,022,616)

PACE Select Advisors Trust

Notes to financial statements

PACE International Equity Investments
For the year ended July 31, 2020:

	Class A
	Shares	Amount
Shares sold	12,140	$172,359
Shares repurchased	(267,074)	(3,995,522)
Dividends reinvested	36,877	578,238
Net increase (decrease)	(218,057)	$(3,244,925)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	12,623	$185,373	4,898,926	$69,471,525
Shares repurchased	(77,736)	(1,143,478)	(14,061,898)	(197,911,199)
Dividends reinvested	21,225	330,678	1,574,500	24,467,737
Net increase (decrease)	(43,888)	$(627,427)	(7,588,472)	$(103,971,937)

For the year ended July 31, 2019:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	10,712	$166,889	—	$—
Shares repurchased	(276,625)	(4,207,906)	(1,594)	(26,813)
Shares converted	115,113	1,816,483	(117,648)	(1,816,483)
Dividends reinvested	139,119	1,893,415	—	—
Net increase (decrease)	(11,681)	$(331,119)	(119,242)	$(1,843,296)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	6,764	$100,731	6,333,654	$95,783,724
Shares repurchased	(96,733)	(1,473,949)	(15,156,492)	(227,077,218)
Dividends reinvested	69,246	936,899	5,319,768	71,816,872
Net increase (decrease)	(20,723)	$(436,319)	(3,503,070)	$(59,476,622)

PACE International Emerging Markets Equity Investments
For the year ended July 31, 2020:

	Class A
	Shares	Amount
Shares sold	18,428	$219,397
Shares repurchased	(34,291)	(422,097)
Dividends reinvested	2,597	36,093
Net increase (decrease)	(13,266)	$(166,607)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	14,134	$180,544	2,315,990	$29,116,171
Shares repurchased	(73,009)	(946,501)	(6,521,943)	(81,573,074)
Dividends reinvested	4,804	67,299	270,633	3,772,621
Net increase (decrease)	(54,071)	$(698,658)	(3,935,320)	$(48,684,282)

PACE Select Advisors Trust

Notes to financial statements

For the year ended July 31, 2019:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	18,718	$240,569	—	$—
Shares repurchased	(41,844)	(533,944)	(1,533)	(18,743)
Shares converted	85,379	1,051,873	(92,758)	(1,051,873)
Dividends reinvested	4,949	58,692	—	—
Net increase (decrease)	67,202	$817,190	(94,291)	$(1,070,616)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	12,476	$161,834	3,617,354	$46,388,943
Shares repurchased	(72,734)	(960,362)	(7,302,729)	(93,012,813)
Dividends reinvested	9,670	115,455	533,943	6,343,244
Net increase (decrease)	(50,588)	$(683,073)	(3,151,432)	$(40,280,626)

PACE Global Real Estate Securities Investments
For the year ended July 31, 2020:

	Class A		Class P
	Shares	Amount	Shares	Amount
Shares sold	5,443	$32,584	1,692,722	$10,930,068
Shares repurchased	(20,714)	(159,603)	(3,792,476)	(24,802,071)
Dividends reinvested	1,937	14,699	764,131	5,562,874
Net increase (decrease)	(13,334)	$(112,320)	(1,335,623)	$(8,309,129)

For the year ended July 31, 2019:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	10,035	$78,076	—	$—
Shares repurchased	(18,188)	(137,219)	(527)	(3,840)
Shares converted	21,450	151,439	(22,402)	(151,439)
Dividends reinvested	1,719	12,036	—	—
Net increase (decrease)	15,016	$104,332	(22,929)	$(155,279)

	Class P
	Shares	Amount
Shares sold	1,626,329	$11,719,004
Shares repurchased	(4,564,600)	(32,825,081)
Dividends reinvested	602,460	4,054,557
Net increase (decrease)	(2,335,811)	$(17,051,520)

PACE Select Advisors Trust

Notes to financial statements

PACE Alternative Strategies Investments
For the year ended July 31, 2020:

	Class A
	Shares	Amount
Shares sold	14,337	$152,671
Shares repurchased	(221,787)	(2,347,399)
Dividends reinvested	—	—
Net increase (decrease)	(207,450)	$(2,194,728)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	1,128	$12,037	2,995,248	$31,719,786
Shares repurchased	(1,221)	(12,761)	(11,497,815)	(120,577,672)
Dividends reinvested	75	801	81,482	862,892
Net increase (decrease)	(18)	$77	(8,421,085)	$(87,994,994)

For the year ended July 31, 2019:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	71,875	$747,005	—	$—
Shares repurchased	(498,434)	(5,167,853)	(38,283)	(386,068)
Shares converted	526,736	5,615,005	(564,890)	(5,615,005)
Dividends reinvested	27,418	275,555	—	—
Net increase (decrease)	127,595	$1,469,712	(603,173)	$(6,001,073)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	2,648	$27,560	5,803,947	$60,397,943
Shares repurchased	(17,701)	(186,333)	(15,061,398)	(156,643,227)
Dividends reinvested	1,188	11,917	1,445,099	14,436,543
Net increase (decrease)	(13,865)	$(146,856)	(7,812,352)	$(81,808,741)

Federal tax status

Each of the Portfolios intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, each Portfolio intends not to be subject to a federal excise tax.

PACE Select Advisors Trust

Notes to financial statements

The tax character of distributions paid during the fiscal years ended July 31, 2020 and July 31, 2019 were as follows:

	2020				2019
Portfolio	Tax- exempt income	Ordinary income	Long term realized capital gains	Return of capital	Tax- exempt income	Ordinary income	Long term realized capital gains	Return of capital
UBS Government Money Market Investments Fund	$—	$1,609,056	$—	$—	$—	$3,456,399	$—	$—
PACE Mortgage-Backed Securities Fixed Income Investments	—	11,564,835	—	—	—	13,128,539	—	—
PACE Intermediate Fixed Income Investments	—	7,822,951	—	—	—	10,150,332	—	—
PACE Strategic Fixed Income Investments	—	23,735,644	—	—	—	25,314,282	—	—
PACE Municipal Fixed Income Investments	7,138,059	121,841	1,267,836	—	9,779,044	185,452	559,288	—
PACE Global Fixed Income Investments	—	6,128,274	—	—	—	6,703,499	—	—
PACE High Yield Investments	—	17,100,764	—	—	—	18,379,290	—	—
PACE Large Co Value Equity Investments	—	24,117,486	40,507,639	—	—	20,996,921	96,236,592	—
PACE Large Co Growth Equity Investments	—	8,917,091	161,817,814	—	—	11,975,253	196,296,544	—
PACE Small/Medium Co Value Equity Investments	—	3,564,155	—	—	—	14,884,474	12,183,000	—
PACE Small/Medium Co Growth Equity Investments	—	—	60,384,107	—	—	19,217,846	55,753,551	—
PACE International Equity Investments	—	16,821,013	1,865,082	—	—	37,385,211	41,880,620	—
PACE International Emerging Markets Equity Investments	—	4,136,007	—	—	—	6,936,456	—	—
PACE Global Real Estate Securities Investments	—	6,019,165	—	—	—	4,383,008	—	—
PACE Alternative Strategies Investments	—	930,110	—	—	—	12,689,145	3,021,999	—

For federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments, including derivatives, held at July 31, 2020 were as follows:

Portfolio	Cost of investments	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on investments
UBS Government Money Market Investments Fund	$316,621,472	$—	$—	$—
PACE Mortgage-Backed Securities Fixed Income Investments	567,603,077	15,276,487	(5,800,004)	9,476,483
PACE Intermediate Fixed Income Investments	341,067,877	39,536,476	(15,022,416)	24,514,060
PACE Strategic Fixed Income Investments	853,472,226	30,645,970	(1,599,848)	29,046,122
PACE Municipal Fixed Income Investments	294,179,980	22,887,314	(314,319)	22,572,995
PACE Global Fixed Income Investments	327,611,599	18,862,192	(3,739,809)	15,122,383
PACE High Yield Investments	285,284,079	11,210,998	(22,748,107)	(11,537,109)
PACE Large Co Value Equity Investments	874,967,782	103,394,782	(115,251,665)	(11,856,883)
PACE Large Co Growth Equity Investments	756,694,987	423,006,456	(4,634,004)	418,372,452
PACE Small/Medium Co Value Equity Investments	350,623,398	59,050,993	(37,169,789)	21,881,204
PACE Small/Medium Co Growth Equity Investments	351,163,440	92,104,230	(16,245,879)	75,858,351

PACE Select Advisors Trust

Notes to financial statements

Portfolio	Cost of investments	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on investments
PACE International Equity Investments	$816,796,194	$159,718,189	$(127,828,532)	$31,889,657
PACE International Emerging Markets Equity Investments	304,305,860	80,571,083	(26,748,640)	53,822,443
PACE Global Real Estate Securities Investments	96,376,559	6,832,459	(13,756,489)	(6,924,030)
PACE Alternative Strategies Investments	343,572,262	27,804,297	(20,466,986)	7,337,311

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to tax deferral of losses on wash sales, tax treatment of certain derivatives, mark-to-market of passive foreign investment companies and non-taxable special dividends.

At July 31, 2020, the components of accumulated earnings (deficit) on a tax basis were as follows:

Portfolio	Undistributed tax-exempt income	Undistributed ordinary income	Undistributed long-term capital gains	Accumulated realized capital and other losses	Unrealized appreciation (depreciation)	Other temporary differences	Total
UBS Government Money Market Investments Fund	$—	$818	$—	$(971)	$—	$(1,410)	$(1,563)
PACE Mortgage-Backed Securities Fixed Income Investments	—	189,459	—	(20,069,530)	9,476,479	(10,625)	(10,414,217)
PACE Intermediate Fixed Income Investments	—	3,156,185	1,418,973	(119,765)	24,528,301	—	28,983,694
PACE Strategic Fixed Income Investments	—	20,255,776	—	(3,254,175)	29,155,204	—	46,156,805
PACE Municipal Fixed Income Investments	433,654	1,059,559	440,182	—	22,572,995	—	24,506,390
PACE Global Fixed Income Investments	—	1,161,441	—	(2,203,050)	15,152,290	1	14,110,682
PACE High Yield Investments	—	812	—	(15,196,271)	(11,501,550)	(188,436)	(26,885,445)
PACE Large Co Value Equity Investments	—	7,771,791	—	(40,257,406)	(11,856,883)	(5)	(44,342,503)
PACE Large Co Growth Equity Investments	—	14,753,472	119,401,270	—	418,372,466	—	552,527,208
PACE Small/Medium Co Value Equity Investments	—	1,074,384	—	(18,467,203)	21,881,231	(2)	4,488,410
PACE Small/Medium Co Growth Equity Investments	—	—	19,394,133	(1,295,952)	75,858,351	(2)	93,956,530
PACE International Equity Investments	—	—	—	(44,638,968)	32,084,634	—	(12,554,334)
PACE International Emerging Markets Equity Investments	—	4,499,112	—	(50,113,253)	53,525,221	—	7,911,080
PACE Global Real Estate Securities Investments	—	1,529,285	—	(19,440,717)	(6,920,676)	—	(24,832,108)
PACE Alternative Strategies Investments	—	10,764,922	—	(1,183,199)	4,440,482	—	14,022,205

PACE Select Advisors Trust

Notes to financial statements

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses recognized by the Portfolios after December 22, 2010, may be carried forward indefinitely, and retain their character as short-term and/or long-term losses. Capital losses incurred that will be carried forward indefinitely are as follows:

Portfolio	Short-term	Long-term	Total
UBS Government Money Market Investments Fund	$971	$—	$971
PACE Mortgage-Backed Securities Fixed Income Investments	—	20,069,530	20,069,530
PACE Global Fixed Income Investments	1,631,834	—	1,631,834
PACE High Yield Investments	1,831,643	13,364,628	15,196,271
PACE Small/Medium Co Value Equity Investments	18,467,203	—	18,467,203
PACE International Emerging Markets Equity Investments	50,113,253	—	50,113,253
PACE Global Real Estate Securities Investments	10,678,954	8,761,763	19,440,717

During the fiscal year, the following Portfolios utilized capital loss carryforwards to offset current year realized gains:

Portfolio	Capital loss carryforwards utilized
PACE Global Fixed Income Investments	$6,453,750
PACE Mortgage-Backed Securities Fixed Income Investments	2,025,990
PACE Intermediate Fixed Income Investments	6,413,156
PACE Strategic Fixed Income Investments	20,079,228

Qualified late year losses are deemed to arise on the first business day of a Portfolio's next taxable year. For the period ended July 31, 2020, the following Portfolios incurred, and elected to defer the following losses:

		Post-October capital losses
Portfolio	Late year ordinary losses	Short-term	Long-term
PACE Strategic Fixed Income Investments	$1,077,021	$—	$—
PACE Large Co Value Equity Investments	—	29,764,703	8,124,767
PACE Small/Medium Co Growth Equity Investments	1,295,952	—	—
PACE International Equity Investments	630,147	7,133,956	34,014,272

At July 31, 2020, the effect of permanent "book/tax" reclassifications resulted in increases and decreases to components of the Portfolios' net assets as follows:

Portfolio	Distributable earnings (losses)	Beneficial interest
PACE Municipal Fixed Income Investments	$3,797,195	$(3,797,195)
PACE Large Co Growth Equity Investments	49,740	(49,740)
PACE Small/Medium Co Growth Equity Investments	2,282,025	(2,282,025)
PACE International Equity Investments	8,600,502	(8,600,502)
PACE Global Real Estate Securities Investments	143,305	(143,305)
PACE Alternative Strategies Investments	3,328	(3,328)

PACE Select Advisors Trust

Notes to financial statements

These differences are primarily due to net operating losses and distributions in excess of net investment income.

ASC 740-10 "Income Taxes—Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken. The Portfolios have conducted an analysis and concluded as of July 31, 2020, there are no significant uncertain tax positions taken or expected to be taken that would require recognition in the financial statements. It is each Portfolio's policy to record any significant foreign tax exposures in the financial statements. The Portfolios recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the period ended July 31, 2020, the Portfolios did not incur any interest or penalties. Capital gains realized by the Portfolios on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Under the applicable foreign tax laws, gains on certain securities held in certain foreign countries may be subject to taxes will be paid by the Portfolios.

Each of the tax years in the four year period ended July 31, 2020, remains subject to examination by the Internal Revenue Service and state taxing authorities.

Subsequent Event

Effective August 1, 2020, PACE International Equity Investments lowered its expense cap so that the Portfolio's ordinary total operating expenses of each class (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed 1.25% for Class A, and 1.00% for both Class Y and Class P. In addition, effective August 1, 2020, PACE International Emerging Markets Equity Investments lowered its expense cap so that the Portfolio's ordinary total operating expenses of each class (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed 1.55% for Class A, and 1.30% for both Class Y and Class P.

PACE Select Advisors Trust

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of
PACE Select Advisors Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of PACE Select Advisors Trust (the "Trust"), (comprising UBS Government Money Market Investments Fund, PACE Mortgage-Backed Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments, PACE Strategic Fixed Income Investments, PACE Municipal Fixed Income Investments, PACE Global Fixed Income Investments, PACE High Yield Investments, PACE Large Co Value Equity Investments, PACE Large Co Growth Equity Investments, PACE Small/Medium Co Value Equity Investments, PACE Small/Medium Co Growth Equity Investments, PACE International Equity Investments, PACE International Emerging Markets Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments (collectively referred to as the "Funds")), including the portfolios of investments, as of July 31, 2020, and the related statements of operations and cash flows (for PACE Strategic Fixed Income Investments, PACE Large Co Value Equity Investments and PACE International Equity Investments) for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds comprising PACE Select Advisors Trust at July 31, 2020, the results of their operations and their cash flows (for PACE Strategic Fixed Income Investments, PACE Large Co Value Equity Investments and PACE International Equity Investments) for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on each of the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more UBS investment companies since 1978.

New York, New York
September 29, 2020

PACE Select Advisors Trust

Tax information (unaudited)

We are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you in writing as to the federal tax status of distributions received by shareholders during the fiscal year. Accordingly, the percentage of ordinary dividends paid that qualify for the dividends received deduction for corporate shareholders and the amount of foreign tax credit to be passed through to shareholders are as follows:

Portfolio	Dividends received deduction	Long-term capital gain	Foreign tax credit
PACE Municipal Fixed Income Investments	$—	$1,267,836	$—
PACE Large Co Value Equity Investments	21,901,620	40,507,639	—
PACE Large Co Growth Equity Investments	3,804,744	161,817,814	—
PACE Small/Medium Co Value Equity Investments	3,564,155	—	—
PACE Small/Medium Co Growth Equity Investments	—	60,384,107	—
PACE International Equity Investments	—	1,865,082	1,761,874
PACE International Emerging Markets Equity Investments	34,937	—	832,403
PACE Alternative Strategies Investments	123,481	—	—

Also, for the fiscal year ended July 31, 2020, the foreign source income for information reporting purposes for PACE International Equity Investments and PACE International Emerging Markets Equity Investments is $17,111,373 and $2,983,318, respectively.

For the taxable year ended July 31, 2020, the Portfolios designate the amounts below as the maximum amount that may be considered qualified dividend income for individual shareholders.

Portfolio	Maximum amount considered qualified dividend income
PACE Large Co Value Equity Investments	$21,901,620
PACE Large Co Growth Equity Investments	4,092,142
PACE Small/Medium Co Value Equity Investments	3,564,155
PACE International Equity Investments	27,179,331
PACE International Emerging Markets Equity Investments	4,968,410
PACE Global Real Estate Securities Investments	1,124,492
PACE Alternative Strategies Investments	231,337

Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders should not use the above information to prepare their tax returns. Since each Portfolio's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2020. Such notification, which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in February 2021. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in each of the Portfolios.

PACE Select Advisors Trust

General information (unaudited)

Monthly and quarterly portfolio holdings disclosure

The Portfolios, except UBS Government Money Market Investments Fund, filed their complete schedules of portfolio holdings with the US Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Form N-PORT reports are available on the SEC's Web site at http://www.sec.gov. (Please note that on the SEC's Web site, the "filing type" designation for this information may be "NPORTEX.") Additionally, you may obtain copies of Form N-PORT for the first and third quarters of each fiscal year from the Funds upon request by calling 1-800-647 1568. UBS Government Money Market Investments Fund, filed its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year through August 1, 2019 on Form N-Q. Effective August 1, 2019, Form N-Q is no longer required to be filed. The Portfolio's historical filings on Form N-Q are available on the SEC's Web site at http://www.sec.gov. Additionally, you may obtain copies of Forms N-Q from the Portfolio upon request by calling 1-800-647 1568.

In addition, UBS Government Money Market Investments Fund discloses, on a monthly basis: (a) a complete schedule of its portfolio holdings; and (b) information regarding its weighted average maturity and weighted average life on UBS Web site at the following internet address: www.ubs.com/usmoneymarketfunds. In addition, at this location, you will find a link to more detailed Portfolio information appearing in filings with the SEC on Form N-MFP. Investors also may find additional information about this Portfolio at the above referenced UBS Website internet address.

Proxy voting policies, procedures and record

You may obtain a description of each Portfolio's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how a Portfolio voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting a Portfolio directly at 1-800-647 1568, online on a Portfolio's Web site: www.ubs.com/ubsam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

Liquidity Risk Management Program

Pursuant to Rule 22e-4 under the Investment Company Act of 1940, as amended (the "1940 Act"), PACE Select Advisors Trust (the "Trust") has adopted a liquidity risk management program (the "program") with respect to each of its series, except UBS Government Money Market Investments Fund (formerly, PACE Government Money Market Investments), which is subject to extensive liquidity requirements under a different 1940 Act rule. (Each series of the Trust subject to the program is referred to as a "Fund.")

UBS Asset Management (Americas) Inc. ("UBS AM") has been designated by the Trust's Board to administer the program, and UBS AM has delegated the responsibility to carry out certain functions described in the program to an internal group which is comprised of representatives of various investment and non-investment areas of the firm. Liquidity risk is defined as the risk that a Fund could not meet redemption requests without significant dilution of remaining shareholders' interests in that Fund. The program is intended to provide a framework for the assessment, management and periodic review of each Fund's liquidity risks, taking into consideration, as applicable, the Fund's investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions; and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. The provisions of the program shall be administered for each Fund in a manner that is appropriately tailored to reflect the Fund's particular liquidity risks. UBS AM's process of determining the degree of liquidity of a Fund's investments is supported by a third-party liquidity assessment vendor. In May 2020, UBS AM provided the Board with a report addressing the operation of the program and assessing its adequacy and effectiveness of implementation (the "report"). The report covered the period from December 1, 2018 through May 1, 2020.

PACE Select Advisors Trust

General information (unaudited)

UBS AM's report concluded that the program was reasonably designed to assess and manage each Fund's liquidity risk, including during periods of market volatility and net redemptions. UBS AM reported that the program, including any applicable highly liquid investment minimum, operated adequately and has been implemented effectively to assess and manage each Fund's liquidity risk.

There can be no assurance that the program will achieve its objectives in the future. Please refer to a Fund's prospectus for more information regarding a Fund's exposure to liquidity risk and other risks to which an investment in a Fund may be subject.

PACE Select Advisors Trust

Board approvals of investment management and administration

agreement and subadvisory agreements (unaudited)

Background—At a meeting of the board of PACE Select Advisors Trust (the "Trust") on July 21-22, 2020, the members of the board, including the trustees who are not "interested persons," as defined in the Investment Company Act of 1940, as amended, of the Trust (the "Independent Trustees"), considered and approved the continuance of the investment management and administration agreement (the "Investment Management and Administration Agreement") between UBS Asset Management (Americas) Inc. ("UBS AM") and the Trust, on behalf of each series of the Trust (each a "Portfolio" and together the "Portfolios"), and, for those Portfolios with subadvisors/sub-manager(s), the subadvisory/sub-management agreements for the Portfolios. (Throughout this discussion, each subadvisor/sub-manager to a Portfolio is referred to as a "Subadvisor" and each subadvisory/sub-management agreement is referred to as a "Subadvisory Agreement.") In preparing for the meeting, the Independent Trustees had requested and received extensive information from UBS AM to assist them, including information about UBS AM and the Portfolios' Subadvisors, as well as the management, subadvisory, administrative and distribution arrangements for the Portfolios. The board reviewed and discussed with management the materials initially provided by UBS AM prior to the scheduled board meeting. The Independent Trustees also met in executive session to review the disclosure that had been made to them. At these sessions the Independent Trustees were joined by their independent legal counsel. The Independent Trustees also received a memorandum from their independent legal counsel discussing the duties of board members in considering the approval of management, subadvisory/sub-management, administration and distribution agreements.

In its consideration of the approval of the Investment Management and Administration Agreement and the Subadvisory Agreements, the board considered the following factors:

Nature, extent and quality of the services under the Investment Management and Administration Agreement and the Subadvisory Agreements—The board received and considered information regarding the nature, extent and quality of management services provided to the Portfolios by UBS AM and, for those Portfolios with Subadvisor(s), subadvisory services provided by each Subadvisor during the past year. The board also considered the nature, extent and quality of administrative, distribution and shareholder services performed by UBS AM and its affiliates for the Portfolios and the resources devoted to, and the record of compliance with, each Portfolio's compliance policies and procedures. The board noted that it received information at regular meetings throughout the year regarding the services rendered by UBS AM concerning the management of each Portfolio's affairs and UBS AM's role in coordinating and overseeing providers of other services to the Portfolios. The board noted the complexity of this process for the Portfolios, given their broad range of investment strategies. The board noted that UBS AM provided extensive oversight of the Subadvisors for the Portfolios and reported to the board at each regular meeting on the Subadvisors' performance and compliance with applicable requirements and made recommendations with respect to Subadvisor changes (both in terms of the allocation of Portfolio assets to Subadvisors and their hiring and termination) from time to time based on the performance of the Subadvisors and other relevant factors. The board's evaluation of the services provided by UBS AM and the Subadvisors took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the scope and quality of UBS AM's investment management and other capabilities and the quality of its administrative and other services. The board observed that the scope of services provided by UBS AM had expanded over time as a result of regulatory and other developments, including (i) maintaining and monitoring its own and the Portfolios' expanded compliance programs and (ii) hiring and replacing Subadvisors, monitoring current Subadvisors (including adjusting their Portfolio asset allocations) and coordinating strategies among Subadvisors to continue to optimize the implementation and effectuation of the Portfolios' investment strategies. It also was noted that the Investment Management and Administration Agreement under consideration had been approved by shareholders at a special meeting of shareholders of the Trust held in 2008.

The board had available to it the qualifications, backgrounds and responsibilities of the senior personnel at UBS AM responsible for the Portfolios and had previously met with and received information regarding the person(s) or portfolio management team from each Subadvisor and/or UBS AM primarily responsible for the day-to-day management of each Portfolio. The board recognized that several senior personnel at UBS AM report to the board regularly,

PACE Select Advisors Trust

Board approvals of investment management and administration

agreement and subadvisory agreements (unaudited)

and that at each regular meeting the board receives a detailed report from UBS AM on each Portfolio's performance and receives more extensive information periodically from each Subadvisor. The board also considered, based on its knowledge of UBS AM and its affiliates, the financial resources available to UBS AM and its parent organization, UBS Group AG. In that regard, the board received extensive financial information regarding UBS AM and noted that it was a wholly owned, indirect subsidiary of one of the largest financial services firms in the world. It also was noted that UBS AM had approximately $206 billion in assets under management as of March 31, 2020 and was part of the UBS Asset Management Division, which had approximately $903 billion in assets under management worldwide as of March 31, 2020. The board also was cognizant of, and considered, the regulatory and litigation actions and investigations occurring in the past few years involving UBS Group AG, UBS AM and certain of their affiliates.

The board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Portfolios under the Investment Management and Administration Agreement as well as under the Subadvisory Agreements.

Management and subadvisory fees and expense ratios—For each Portfolio, the board reviewed and considered the contractual management fee (the "Contractual Management Fee") payable by the Portfolio to UBS AM in light of the nature, extent and quality of the services provided by UBS AM pursuant to the Investment Management and Administration Agreement. The board also reviewed and considered the fee waiver and/or expense reimbursement arrangements for each Portfolio (if any) and considered the actual fee rate (after taking any waivers and reimbursements into account) (the "Actual Management Fee") payable by the Portfolio. The board considered whether UBS AM had entered into one or more fee waiver and/or expense reimbursement agreements with a Portfolio under which UBS AM was contractually obligated to waive its management fees and/or reimburse the Portfolio so that the total ordinary operating expenses of certain or all classes of that Portfolio through November 30, 2020 (excluding dividend expense, borrowing costs, interest expense relating to short sales, expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed specified limits for each class (or, with respect to certain Portfolios, an agreement to waive a portion of its management fee). The board also considered that each Portfolio with such a fee waiver/reimbursement agreement had agreed to repay UBS AM for those waived fees and/or reimbursed expenses if the Portfolio can do so over the following three fiscal years without causing its expenses in any of those years to exceed the expense caps. Moreover, the board considered that, in addition to continuing to waive certain fees and/or reimbursing certain expenses as in past years, UBS AM also offered specific new expense caps for certain Portfolios as discussed below. Additionally, the board received and considered information comparing each Portfolio's Contractual Management Fee, Actual Management Fee and overall expenses with those of funds in a group of funds selected and provided by Broadridge, an independent provider of investment company data (the "Expense Group"). The board also received from Broadridge comparative data on a supplemental expense group of subadvised peers (which may include certain of the subadvised peers contained within the primary Expense Group) (the "Supplemental Expense Group"). A discussion of the board's considerations with respect to each Portfolio's fees is set forth below.

In connection with its consideration of each Portfolio's management fees, the board also received information on UBS AM's standard institutional account fees for accounts of a similar investment type to each of the Portfolios. The board noted management's explanation that comparisons with such accounts may be of limited relevance given the different structures and regulatory requirements of mutual funds, such as the Portfolios, versus those accounts and the differences in the levels of services required by the Portfolios and those accounts. The board also received information on fees charged to other mutual funds managed by UBS AM. The board observed that it had received certain information regarding fees, compensation from other similar funds, and economies of scale from certain Subadvisors as part of the summary of each Subadvisor's responses to requests for due diligence materials in connection with the board's annual reconsideration of the Subadvisory Agreements; however, the board also observed that the compensation paid to a Subadvisor is paid by UBS AM, not by the particular Portfolio, and, accordingly,

PACE Select Advisors Trust

Board approvals of investment management and administration

agreement and subadvisory agreements (unaudited)

that the retention of a Subadvisor generally does not increase the fees otherwise incurred by a Portfolio's shareholders (unless a management fee waiver level was affected by a subadvisory fee increase or a reallocation of assets).

Portfolio performance—For each Portfolio, the board received and considered (a) annualized total return information of the Portfolio compared to other funds (the "Performance Universe") selected by Broadridge over the one-, three-, five-, ten-year and since inception periods ended April 30, 2020, and (b) annualized performance information for each year in the ten-year period ended April 30, 2020. The board was provided with a description of the methodology Broadridge used to determine the similarity of a Portfolio with the funds included in its Performance Universe. The board also considered UBS AM's emphasis on longer-term performance, such as three- and five-year periods, as well as UBS AM's statement that while management believed that the Broadridge peer groups were useful in evaluating Portfolio expenses relative to peers, they were less useful in evaluating performance, as in many cases they were broad-based and consisted of funds that did not necessarily have similar investment parameters to the applicable Portfolio. The board also noted that it had received information throughout the year at periodic intervals with respect to each Portfolio's performance, in most cases with respect to certain benchmark indices, including with respect to each Subadvisor's performance. Further discussion of the board's considerations with respect to each Portfolio's performance is set forth below.

Advisor profitability—The board received and considered a profitability analysis of UBS AM and its affiliates in providing services to each Portfolio and was provided information on UBS AM's expense allocation methodology. The board also received profitability information with respect to the UBS New York fund cluster as a whole. The board observed that the profitability and expense analyses are substantially similar to those used by UBS AM for many internal purposes, and are subject to regular review with respect to how certain revenue and expenses should be allocated. UBS AM's profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Portfolios. A Subadvisor's profitability in providing services to a Portfolio was not a significant factor considered by the board, as the subadvisory fees are paid by UBS AM, not by the relevant Portfolio.

Economies of scale—The board received and considered information from management regarding whether UBS AM realized economies of scale as the Portfolios' assets grew, whether the Portfolios have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale for the Portfolios. The board considered whether economies of scale in the provision of services to the Portfolios were being passed along to the shareholders. The board noted that each Portfolio's Contractual Management Fee contained breakpoints, with the exception of UBS Government Money Market Investments Fund (formerly, PACE Government Money Market Investments). The board also noted that as of April 30, 2020, with the exception of PACE Alternative Strategies Investments, PACE Global Fixed Income Investments, PACE Global Real Estate Securities Investments, PACE High Yield Investments, PACE International Emerging Markets Equity Investments, PACE Small/Medium Co Value Equity Investments and PACE Small/Medium Co Growth Equity Investments, for those Portfolios having breakpoints, each Portfolio's asset level exceeded at least its first breakpoint. Accordingly, the board determined that actual economies of scale existed for those Portfolios whose assets had reached the first breakpoint level and potential economies of scale existed for those Portfolios whose assets had not yet reached their first breakpoint level. The board also noted that to the extent a Portfolio's assets have increased over time, it has realized other economies of scale as certain expenses, such as fees for trustees, auditor and legal fees and printing and postage, become a smaller percentage of overall assets. The board also took note of the relationship between any breakpoints in a subadvisory fee and the breakpoints in fees paid by the Portfolios to UBS AM.

Generally, in light of UBS AM's profitability data, the Actual Management Fees, the Contractual Management Fees, the breakpoints currently in place for the Portfolios and the current assets of the Portfolios, the board believed that UBS AM's sharing of potential and current economies of scale with the Portfolios was acceptable.

Other benefits to UBS AM and the Subadvisors—The board was informed by management that the Subadvisors' relationships with the Portfolios were limited to their provision of subadvisory services to these

PACE Select Advisors Trust

Board approvals of investment management and administration

agreement and subadvisory agreements (unaudited)

Portfolios, and that therefore, management believed that the Subadvisors and their affiliates did not receive tangible ancillary benefits as a result of the Subadvisors' relationships with the Portfolios, with the exception of possible benefits from soft dollars (e.g., research credits related to transaction commissions) for the equity Portfolios (which also would potentially benefit such Portfolios) and possible limited benefits to certain affiliates of a Subadvisor, such as broker-dealers (e.g., an affiliate's execution of portfolio transactions subject to detailed restrictions in SEC rules and board oversight procedures). The board recognized that certain Subadvisors could receive intangible benefits from their association with the Trust, such as increased name recognition or publicity from being selected as Subadvisors to the Trust after an extensive review process. Similarly, a Portfolio could benefit from having a Subadvisor with an established or well-regarded reputation. In light of the costs of providing investment management, administrative and other services to the Portfolios and UBS AM's ongoing commitment to the Portfolios, the profits and other ancillary benefits that UBS AM and its affiliates received were considered reasonable.

In the discussions that follow, reference is made to the "median" in the Broadridge Expense Group, Supplemental Expense Group and Broadridge Performance Universe categories. With respect to expenses, below median fees or expenses represent fees or expenses that are lower relative to the median, and above median fees or expenses represent fees or expenses that are higher relative to the median of the funds in the relevant Expense Group. With respect to performance, below median performance represents performance that is worse relative to the median, and above median performance represents performance that is better relative to the median of the funds in the relevant Performance Universe. Broadridge information is calculated on a share class basis. References appearing below relate to Class A shares; the board also had information relevant to other share classes (e.g., Class P shares) during its considerations.

PACE Large Co Growth Equity Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreements with each of J.P. Morgan Investment Management, Inc. ("J.P. Morgan"), Jackson Square Partners, LLC ("JSP"), and Mar Vista Investment Partners, LLC, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Broadridge information showed that the Portfolio's performance was below the Performance Universe median for the one-, three-, five- and ten-year periods and since inception. Management discussed the reasons behind the Portfolio's recent underperformance, and noted that one Subadvisor is a valuation-focused manager with a defensive strategy that did not keep pace with the relatively strong benchmark return. Management also proposed the the future termination of one Subadvisor, which had regularly underperformed the benchmark, and to restructure the Portfolio, including allocating assets to UBS AM for direct management in accordance with a planned future transition.

Management and subadvisory fees and expense ratios—The comparative Broadridge information showed that the Portfolio's Contractual Management Fee and Actual Management Fee were above the median in the Portfolio's Expense Group, and the Portfolio's total expenses were slightly below the Expense Group median for the comparison periods utilized in the Broadridge report. Management noted that the Portfolio's Contractual Management Fee and Actual Management Fee, although above the median, were reasonably close to the Expense Group median (within five basis points (that is, hundredths of a percentage point)—i.e., 0.05% and eight basis points—i.e., 0.08%, respectively). Management further noted that, compared to the Supplemental Expense Group, consisting of other subadvised funds, the Portfolio's Contractual Management Fee and Actual Management Fee were more closely aligned with the Portfolio's peers. Management also noted that, if a proposal to allocate certain of the Portfolio's assets to UBS AM in the future for direct management was approved by the board, UBS AM would waive a portion of the Contractual Management Fee it receives from the Portfolio in order to pass through to shareholders the benefit gained from UBS AM's reduced sub-advisory costs.

PACE Select Advisors Trust

Board approvals of investment management and administration

agreement and subadvisory agreements (unaudited)

PACE Large Co Value Equity Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreements with each of Boston Partners Global Investors, Inc., Los Angeles Capital Management and Equity Research, Inc. ("Los Angeles Capital"), Pzena Investment Management, LLC and River Road Asset Management, LLC, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Broadridge information showed that the Portfolio's performance was below the Performance Universe median for the one-, three-, five- and ten-year periods and since inception. Management discussed the reasons behind the Portfolio's recent underperformance, both at a market level and with respect to specific Subadvisors. Management also discussed recent adjustments in asset allocations among the Subadvisors and noted it was continuing to closely evaluate the Subadvisors and opportunities to restructure the Portfolio to seek to improve performance going forward.

Management and subadvisory fees and expense ratios—The comparative Broadridge information showed that the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses were slightly above the median in the Portfolio's Expense Group for the comparison periods utilized in the Broadridge report. Management noted that, compared to the Supplemental Expense Group, consisting of other subadvised funds, the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses were more closely aligned with its peers, and the Portfolio's total expenses were within one basis point (i.e., 0.01%) of the Expense Group median.

PACE Small/Medium Co Growth Equity Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreements with each of Calamos Advisors LLC, Jacobs Levy Equity Management, Inc. and Riverbridge Partners, LLC, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Broadridge information showed that the Portfolio's performance was above the Performance Universe median for the three-year period, but below the Performance Universe median for the one-, five- and ten-year periods and since inception, ranking in the third quintile of performance in the Performance Universe in the one-year period.

Management and subadvisory fees and expense ratios—The comparative Broadridge information showed that the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses were below the median in the Portfolio's Expense Group, as well as the Supplemental Expense Group, for the comparison periods utilized in the Broadridge report.

PACE Small/Medium Co Value Equity Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreements with each of Huber Capital Management LLC, Kayne Anderson Rudnick Investment Management, LLC and Sapience Investments, LLC, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Broadridge information showed that the Portfolio's performance was above the Performance Universe median for the one-, three-, five- and ten-year periods, but below the Performance Universe median since inception.

PACE Select Advisors Trust

Board approvals of investment management and administration

agreement and subadvisory agreements (unaudited)

Management and subadvisory fees and expense ratios—The comparative Broadridge information showed that the Portfolio's Contractual Management Fee was above the median in the Portfolio's Expense Group, the Portfolio's Actual Management Fee was at the median in the Portfolio's Expense Group and total expenses were below the median in the Portfolio's Expense Group for the comparison periods utilized in the Broadridge report. Management explained that the Portfolio's Contractual Management Fee, although above the median, was reasonably close to the Expense Group median (within one basis point—i.e., 0.01%).

PACE International Equity Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreements with each of Chautauqua Capital Management—a division of Robert W. Baird & Co. Incorporated, Los Angeles Capital and Mondrian Investment Partners Limited ("Mondrian"), the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Broadridge information showed that the Portfolio's performance was below the Performance Universe median for the one-, three-, five- and ten-year periods and since inception. Management explained that although the Portfolio's benchmark is a large cap core index, the Portfolio continues to be classified in the Lipper International Multi-Cap Growth category and in addition, the Portfolio's value allocation (as compared to growth) resulted in underperformance against the Performance Universe. Management discussed the Portfolio's better relative performance when compared to foreign large cap blend funds, which it believes is a more appropriate comparison.

Management and subadvisory fees and expense ratios—The comparative Broadridge information showed that the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses were above the median in the Portfolio's Expense Group for the comparison periods utilized in the Broadridge report. Management explained the composition of the Expense Group changed during the comparison period, and noted the Portfolio's total expense ratio was generally close to the Expense Group median and reminded the board of prior actions to voluntarily lower the Portfolio's total expenses. Management proposed to voluntarily further lower the Portfolio's expense cap by ten basis points (i.e., 0.10%).

PACE International Emerging Markets Equity Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreements with each of LMCG Investments, LLC, Mondrian, RWC Asset Advisors (US) LLC, and William Blair Investment Management, LLC, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Broadridge information showed that the Portfolio's performance was below the Performance Universe median for the one-, three-, five- and ten-year periods and since inception. Management noted that, during the one-year period, the Portfolio's value allocation (as compared to growth) resulted in underperformance against the Performance Universe. Management also discussed their expectations for Subadvisor performance on a longer-term basis.

Management and subadvisory fees and expense ratios—The comparative Broadridge information showed that the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses were above the median in the Portfolio's Expense Group for the comparison periods utilized in the Broadridge report. Management noted the downward trend in the Portfolio's expenses, including prior actions by management to voluntarily lower the Portfolio's total expenses. Management proposed to voluntarily further lower the Portfolio's expense cap by ten basis points (i.e., 0.10%).

PACE Select Advisors Trust

Board approvals of investment management and administration

agreement and subadvisory agreements (unaudited)

PACE Alternative Strategies Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreements with each of Aviva Investors Americas LLC, DLD Asset Management, LP, First Quadrant L.P., Kettle Hill Capital Management, LLC, Magnetar Asset Management, LLC. PCJ Investment Counsel Ltd., Sirios Capital Management, L.P., Standard Life Investments (Corporate Funds) Limited and Wells Capital Management Incorporated (formerly, Analytic Investors, LLC), the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Broadridge information showed that the Portfolio's performance was above the Performance Universe median for the one-, three- and five-year periods and below the Performance Universe median for the ten-year period and since inception.

Management and subadvisory fees and expense ratios—The comparative Broadridge information showed that the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses were above the median in the Portfolio's Expense Group for the comparison periods utilized in the Broadridge report. Management noted that the Portfolio's total expenses, although above the median, were reasonably close to the Expense Group median (approximately five basis points i.e., 0.05% above the median). With respect to the Supplemental Expense Group, management noted that the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses were below the median.

PACE Global Real Estate Securities Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreement with Brookfield Public Securities Group, Brookfield Public Securities Group, LLC, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Broadridge information showed that the Portfolio's performance was below the Performance Universe median for the one-, three-, five- and ten-year periods and since inception. Management noted that, during the one-year period, the Portfolio's value focus resulted in underperformance against the Performance Universe. Management noted that they would continue to evaluate the Portfolio's portfolio construction going forward.

Management and subadvisory fees and expense ratios—The comparative Broadridge information showed that the Portfolio's Contractual Management Fee and Actual Management Fee were below the median, each ranking in the first quintile of expenses in the Expense Group, and its total expenses were above the median in the Portfolio's Expense Group for the comparison periods utilized in the Broadridge report. Similarly, the Portfolio's Contractual Management Fee and Actual Management Fee were below each of their respective medians in the Supplemental Expense Group and the Portfolio's total expenses were at the median. Management explained that the Portfolio's total expenses, although above the median, were reasonably close to the Expense Group median (within eight basis points—i.e., 0.08%).

PACE Mortgage-Backed Securities Fixed Income Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreement with Pacific Investment Management Company LLC ("PIMCO"), the board, including the Independent Trustees, also considered the following factors:

PACE Select Advisors Trust

Board approvals of investment management and administration

agreement and subadvisory agreements (unaudited)

Portfolio performance—The comparative Broadridge information showed that the Portfolio's performance was above the Performance Universe median for the one- three-, five-year periods and since inception, but below the Performance Universe median for the ten-year period.

Management and subadvisory fees and expense ratios—The comparative Broadridge information showed that the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses were above the median (with the Portfolio's Contractual Management Fee the highest in the Expense Group) for the comparison periods utilized in the Broadridge report. Management noted that, compared to the Supplemental Expense Group, the Portfolio's Contractual Management Fee and total expenses were more closely aligned to its peers, and the Actual Management Fee was at the Supplemental Expense Group median.

PACE High Yield Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreements with each of Nomura Corporate Research and Asset Management Inc. ("NCRAM") and Nomura Asset Management Singapore Limited (the latter being a sub-manager to NCRAM for Asia), the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Broadridge information showed that the Portfolio's performance was above the Performance Universe median for the five-year period and since inception, but was below the Performance Universe median for the one-, three- and ten-year periods. Management noted that greater-than-benchmark exposure to securities in the energy sector and lower-rated securities (i.e., CCC-rated) detracted from the Portfolio's relative performance during the one-year period.

Management and subadvisory fees and expense ratios—The comparative Broadridge information showed that the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses were above the median in the Portfolio's Expense Group for the comparison periods utilized in the Broadridge report. Management explained that the Actual Management Fee and total expenses, although above the median, were reasonably close to the Expense Group median (each within two basis points—i.e., 0.02%). Management noted that the Portfolio's Actual Management Fee and total expenses were at the Supplemental Expense Group medians.

PACE Intermediate Fixed Income Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreement with BlackRock Financial Management, Inc., the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Broadridge information showed that the Portfolio's performance was below the Performance Universe median for the three-, five- and ten-year periods and since inception, but was above the Performance Universe median for the one-year period.

Management and subadvisory fees and expense ratios—The comparative Broadridge information showed that the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses were above the median in the Portfolio's Expense Group for the comparison periods utilized in the Broadridge report. Management noted that, compared to the funds in the Supplemental Expense Group that, like the Portfolio, do not utilize affiliated subadvisors, the Portfolio's Actual Management Fee and total expenses were more closely aligned to its peers.

PACE Select Advisors Trust

Board approvals of investment management and administration

agreement and subadvisory agreements (unaudited)

PACE Global Fixed Income Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreement with J.P. Morgan, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Broadridge information showed that the Portfolio's performance was below the Performance Universe median for the three-, five- and ten-year periods and since inception, but above the Performance Universe median for the one-year period.

Management and subadvisory fees and expense ratios—The comparative Broadridge information showed that the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses were above the median (with the Portfolio's Contractual Management Fee the highest in the Expense Group) for the comparison periods utilized in the Broadridge report. Management noted that the Portfolio's Actual Management Fee and total expenses were reasonably close to the Expense Group median (within five basis points—i.e., 0.05% and four basis points—i.e., 0.04%, respectively).

PACE Municipal Fixed Income Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreement with Mellon Investments Corporation, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Broadridge information showed that the Portfolio's performance was above the Performance Universe median for the one-, three- and five-year periods, but below the Performance Universe median for the ten-year period and since inception.

Management and subadvisory fees and expense ratios—The comparative Broadridge information showed that the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses were above the median in the Portfolio's Expense Group for the comparison periods utilized in the Broadridge report. Management noted that the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses, although all above the respective median, were reasonably close to the Expense Group medians (within four basis points—i.e., 0.04%, nine basis points—i.e., 0.09% and eight basis points—i.e., 0.08%, respectively). Management further noted that, compared to the Supplemental Expense Group, the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses were more closely aligned to its peers, and, compared to the funds in the Supplemental Expense Group that, like the Portfolio, do not utilize affiliated subadvisors, the Portfolio's Actual Management Fee and total expenses were at the median.

PACE Strategic Fixed Income Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreement with Neuberger Berman Investment Advisers LLC and PIMCO, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Broadridge information showed that the Portfolio's performance was above the Performance Universe median for the one-, three-, five- and ten-year periods and since inception.

Management and subadvisory fees and expense ratios—The comparative Broadridge information showed that the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses were above the median in the Portfolio's Expense Group for the comparison periods utilized in the Broadridge report. Management

PACE Select Advisors Trust

Board approvals of investment management and administration

agreement and subadvisory agreements (unaudited)

noted the downward trend in the Portfolio's expenses and reminded the board that management voluntarily lowered the Portfolio's expense cap in 2019.

UBS Government Money Market Investments Fund (formerly, PACE Government Market Investments)

In approving the Investment Management and Administration Agreement, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Broadridge information showed that the Portfolio's performance was at or slightly above the Performance Universe median for the ten-year period and since inception, but slightly below the Performance Universe median for the one-, three- and five-year periods. Management noted that during the third quarter of 2019, the Portfolio began holding more liquid investments, reducing yield, as part of an expansion of the Portfolio's potential investor base.

Management fees and expense ratios—The comparative Broadridge information showed that the Portfolio's Actual Management Fee was below the median, and its Contractual Management Fee and total expenses were at the median in the Portfolio's Expense Group for the comparison periods utilized in the Broadridge report.

Conclusion

Based on its review and, in certain instances, management's explanations upon further questioning, the board concluded that each Portfolio's investment performance was satisfactory or acceptable and that each management fee and subadvisory fee, as proposed by management after questions and/or suggestions posed by the board, continued to be appropriate under the circumstances and in light of the nature, extent and quality of the services provided to the Portfolio under the applicable Investment Management and Administration Agreement and Subadvisory Agreement or Subadvisory Agreements, respectively.

In light of all of the foregoing, the board, including a majority of the Independent Trustees, approved the Investment Management and Administration Agreement for each Portfolio and, for those Portfolios with Subadvisors, the Subadvisory Agreement(s). No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the Investment Management and Administration Agreement or, for the subadvised Portfolios, the Subadvisory Agreement(s). The Independent Trustees were advised by separate independent legal counsel throughout the process. The board discussed the proposed continuance of the Investment Management and Administration Agreement and the Subadvisory Agreements in private sessions with their independent legal counsel at which no representatives of UBS AM or the Subadvisors were present.

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Blackrock Financial Management, Inc. and BlackRock International Limited

Background—At a meeting of the board of PACE Select Advisors Trust (the "Trust") on July 21-22, 2020, the members of the board, including the trustees who are not "interested persons" of the Trust (the "Independent Trustees") as defined in the Investment Company Act of 1940, as amended, considered and approved (i) the proposed amendment ("Amendment") to the sub-advisory agreement (the "Sub-Advisory Agreement") between UBS Asset Management (Americas) Inc. ("UBS AM") and BlackRock Financial Management, Inc. ("BlackRock Financial") with respect to PACE Intermediate Fixed Income Investments (the "Portfolio") and (ii) a new sub-sub-advisory agreement (the "Sub-Sub-Advisory Agreement") between BlackRock Financial and BlackRock International Limited ("BlackRock International", and together with BlackRock Financial, "BlackRock"), relating to the proposed appointment of BlackRock International as a new sub-sub-advisor to the Portfolio. Management noted that the allocation of the Portfolio's assets to Blackrock Financial and the investment strategy utilized by BlackRock with respect to the Portfolio will not change as a result of the proposals. The board recognized its familiarity with UBS AM and the investment management and sub-advisory agreements for this and the other portfolios of the Trust, including the extensive materials the board had previously reviewed in connection with the annual reconsideration of the contracts for the portfolios. The board also received a memorandum from UBS AM discussing UBS AM's reasons for recommending approval of the Amendment and the appointment of BlackRock International as a sub-sub-advisor to the Portfolio.

In its consideration of the approval of the Amendment and the Sub-Advisory Agreement, the board considered the following factors:

Nature, extent and quality of the services under the Amendment and the Sub-Advisory Agreement—The board's evaluation of the services to be provided by BlackRock to the Portfolio took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the Trust and its portfolios. The board considered management's reasons for recommending the approval of the Amendment and that BlackRock International be added as sub-sub-advisor to the Portfolio, including its belief that the Sub-Sub-Advisory Agreement would facilitate the provision of advice and trading out of non-U.S. jurisdictions, including more timely execution, and allow BlackRock Financial and BlackRock International to better leverage their integrated investment process and local footprint with respect to the implementation of the investment strategy for the Portfolio. The board noted that the operations of BlackRock Financial and BlackRock International are closely integrated, including centralized trade execution and compliance functions, and that the proposed appointment of BlackRock International as a sub-sub-advisor is not expected to result in changes to the services currently provided by BlackRock Financial to the Portfolio. The board also noted that the Amendment was necessary in order to provide explicit authority for BlackRock Financial to engage BlackRock International as a sub-sub-adviser under the Sub-Advisory Agreement. The board concluded that, overall, it was satisfied with the nature, extent and quality of services expected to be provided to the Portfolio under the Sub-Advisory Agreement with the Amendment and the proposed Sub-Sub-Advisory Agreement.

Sub-advisory fee and sub-sub-advisory fee—The board reviewed and considered the contractual sub-advisory fee payable to BlackRock Financial under the Sub-Advisory Agreement and the proposed contractual sub-sub-advisory fee payable to BlackRock International under the Sub-Sub-Advisory Agreement in light of the nature, extent and quality of the sub-advisory services and sub-sub-advisory services anticipated to be provided by BlackRock Financial and BlackRock International, respectively. The board noted that the contractual sub-advisory fee in the Sub-Advisory Agreement was not being changed by the Amendment and that such fee would continue to be paid by UBS AM, and not the Portfolio, to BlackRock Financial. The board also noted that the sub-sub-advisory fee to be received by BlackRock International will be paid by BlackRock Financial. The board determined that each of the contractual sub-advisory fee and the proposed contractual sub-sub-advisory fee was reasonable in light of the nature, extent and quality of the services proposed to be provided to the Portfolio under the Sub-Advisory Agreement with the Amendment and the Sub-Sub-Advisory Agreement, respectively.

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Fund performance—The board noted that it previously received and considered performance information provided by UBS AM, including relative performance information from independent providers of investment company data. The board also noted that UBS AM believes that the Portfolio's investment team would continue to perform at the same level as it did prior to approval of the Agreements, and further considered the anticipated benefits to the Portfolio by adding BlackRock International as a sub-sub-adviser. The board concluded that, overall, it was satisfied with the performance of the Portfolio.

Advisor profitability—Profitability of BlackRock Financial, BlackRock International or their affiliates or UBS AM or its affiliates in providing services to the Portfolio was not a significant factor considered by the board, as the sub-advisory fee would be paid by UBS AM to BlackRock Financial out of the management fee paid to it by the Fund, and the sub-sub-advisory fee would be paid by BlackRock Financial out of the sub-advisory fee paid to it by UBS AM, and not by the Portfolio. As noted above, the board observed that the contractual sub-advisory fee paid by UBS AM to Blackrock Financial under the Sub-Advisory Agreement was unchanged by the Amendment.

Economies of scale—The board noted that, as the sub-advisory fee for the Portfolio would continue to be paid by UBS AM and the sub-sub-advisory fee for the Portfolio would be paid by BlackRock Financial, and neither fee would be paid by the Portfolio, consideration of economies of scale with respect specifically to the sub-advisory fee and sub-sub-advisory fee was not relevant.

Other benefits to BlackRock—The board was informed by management that the relationship of BlackRock Financial and BlackRock International with the Portfolio would be limited to their provision of sub-advisory or sub-sub-advisory services, respectively, to the Portfolio, and that therefore management believed that BlackRock would not receive tangible ancillary benefits as a result of its relationship with the Portfolio, with the exception of possible benefits from soft dollars (e.g., research credits related to transaction commissions) for the Portfolio (which would also potentially benefit the Portfolio). The board recognized that BlackRock Financial and BlackRock International could receive intangible benefits from their association with the Portfolio, such as increased name recognition or publicity from being retained or selected as the Portfolio's sub-adviser and sub-sub-advisor, respectively, to the Portfolio after an extensive review process. Similarly, the Portfolio could benefit from having a sub-adviser and sub-sub-advisor with an established or well-regarded reputation.

In light of all of the foregoing, the board, including a majority of the Independent Trustees, approved the proposed Amendment and Sub-Sub-Advisory Agreement. No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the Amendment and Sub-Sub-Advisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

PACE Select Advisors Trust

Supplemental information (unaudited)

Board of Trustees & Officers

The Trust is governed by a Board of Trustees which oversees the Portfolios' operations. Each Trustee serves an indefinite term of office. Officers are appointed by the trustees and serve at the pleasure of the Board. The table below shows, for each trustee and officer, his or her name, address and age, the position held with the Trust, the length of time served as a trustee or officer of the Trust, the trustee's or officer's principal occupations during the last five years, the number of portfolios in the UBS fund complex overseen by the trustee or for which a person served as an officer, and other directorships held by the trustee.

The Trust's Statement of Additional Information contains additional information about the trustees and is available, without charge, upon request by calling 1-800-647 1568.

Interested Trustees:

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
Meyer Feldberg[2]; 78 Morgan Stanley 1585 Broadway 36th Floor New York, NY 10036	Trustee	Since 2001 (Trustee); Since 2017 (Chairman of the Board of Trustees)

Professor Feldberg is Dean Emeritus and Professor of Leadership and Ethics at Columbia Business School, although on an extended leave of absence. He is also a senior advisor to Morgan Stanley (financial services) (since 2005). Professor Feldberg also served as president of New York City Global Partners (an organization located in part of the Office of the Mayor of the City of New York that promoted interaction with other cities around the world) (2007-2014). Prior to 2004, he was Dean and Professor of Management and Ethics of the Graduate School of Business at Columbia University (since 1989). From 1992 to 2016, Professor Feldberg was a director of Macy's, Inc. (operator of department stores). From 1997 to 2017, Professor Feldberg was a director of Revlon, Inc. (cosmetics).

Professor Feldberg is a director or trustee of 9 investment companies (consisting of 51 portfolios) for which UBS Asset Management (Americas) Inc. ("UBS AM") or one of its affiliates serves as investment advisor or manager.

Professor Feldberg is also a director of the New York City Ballet.

PACE Select Advisors Trust

Supplemental information (unaudited)

Independent Trustees:

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
Alan S. Bernikow; 79 207 Benedict Ave. Staten Island, NY 10314	Trustee	Since 2005

Mr. Bernikow is retired. Previously, he was deputy chief executive officer at Deloitte & Touche (international accounting and consulting firm). From 2003 to March 2017, Mr. Bernikow was also a director of Destination XL Group, Inc. (menswear) (and served as a member of its nominating and corporate governance committee).

Mr. Bernikow is a director or trustee of 5 investment companies (consisting of 47 portfolios) for which UBS AM serves as investment advisor or manager.

Mr. Bernikow is also a director of Revlon, Inc. (cosmetics) (and serves as the chair of its audit committee and as the chair of the compensation committee), the lead director of Mack-Cali Realty Corporation (real estate investment trust) (and serves as the chair of its audit committee).

Richard R. Burt; 73 McLarty Associates 900 17th Street Washington, D.C. 20006	Trustee	Since 2001	Mr. Burt is a managing partner of McLarty Associates (a consulting firm) (since 2007). He was chairman of IEP Advisors (international investments and consulting firm) until 2009.	Mr. Burt is a director or trustee of 5 investment companies (consisting of 47 portfolios) for which UBS AM serves as investment advisor or manager.

Mr. Burt is also a director of The Central Europe, Russia and Turkey Fund, Inc., The European Equity Fund, Inc. and The New Germany Fund, Inc. (and serves as a member of each such fund's audit, nominating and governance committee).

Bernard H. Garil; 80 6754 Casa Grande Way Delray Beach, FL 33446	Trustee	Since 2005

Mr. Garil is retired (since 2001). He was a managing director at PIMCO Advisory Services (from 1999 to 2001) where he served as president of closed-end funds and vice-president of the variable insurance product funds advised by OpCap Advisors (until 2001).

				Mr. Garil is a director or trustee of 5 investment companies (consisting of 47 portfolios) for which UBS AM serves as investment advisor or manager.	Mr. Garil is also a director of The Leukemia and Lymphoma Society (voluntary health organization) and a trustee for the Brooklyn College Foundation, Inc. (charitable foundation).

PACE Select Advisors Trust

Supplemental information (unaudited)

Independent Trustees (concluded):

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
Heather R. Higgins; 61 c/o Keith A. Weller Fund Secretary UBS Asset Management (Americas) Inc. One North Wacker Drive Chicago, IL 60606	Trustee	Since 2005

Ms. Higgins is the president and director of The Randolph Foundation (charitable foundation) (since 1991). Ms. Higgins also serves (or has served) on the boards of several non-profit charitable groups, including the Independent Women's Forum (chairman) and the Philanthropy Roundtable (vice chairman). She also serves on the board of the Hoover Institution (from 2001 to 2007 and since 2009).

				Ms. Higgins is a director or trustee of 5 investment companies (consisting of 47 portfolios) for which UBS AM serves as investment advisor or manager.	None

PACE Select Advisors Trust

Supplemental information (unaudited)

Officers:

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Rose Ann Bubloski*; 52	Vice President and Assistant Treasurer	Since 2011

Ms. Bubloski is a director (since 2012) (prior to which she was an associate director (from 2008 to 2012)) and a senior manager of product control and investment support of UBS AM—Americas region. Ms. Bubloski is vice president and assistant treasurer of 8 investment companies (consisting of 62 portfolios) for which UBS AM serves as investment advisor or manager.

Franklin P. Dickson*; 42	Vice President	Since 2017

Mr. Dickson is an associate director (since 2015) and tax compliance manager (since 2017) (prior to which he was a product controller (from 2015 to 2017) of product control and investment support of UBS AM—Americas region. From 2013 through 2015, Mr. Dickson was fund administration and compliance manager for U.S. Bancorp Fund Services, LLC, and from 2008 through 2013, Mr. Dickson was vice president, client service manager at BNY Mellon Asset Servicing. Mr. Dickson is a vice president of 8 investment companies (consisting of 62 portfolios) for which UBS AM serves as investment advisor or manager.

Mark F. Kemper**; 62	Vice President and Assistant Secretary	Since 1999 and March 2019, respectively

Mr. Kemper is a managing director (since 2006) and senior legal counsel (since October 2019) (prior to which he was Interim head of Compliance and Operational Risk Control (from June 2019 through September 2019) and general counsel (from 2004 through May 2019) of UBS AM—Americas region. He has been secretary of UBS AM—Americas region (since 2004) and secretary of UBS Asset Management Trust Company (since 1993). Mr. Kemper is vice president and assistant secretary of 8 investment companies (consisting of 62 portfolios) for which UBS AM serves as investment advisor or manager. Mr. Kemper is employed by UBS Business Solutions US LLC (since 2017).

Joanne M. Kilkeary*; 52	Vice President, Treasurer and Principal Accounting Officer	Since 1999 (Vice President); since 2017 (Treasurer and Principal Accounting Officer)

Ms. Kilkeary is an executive director (since 2013) (prior to which she was a director) (from 2008 to 2013)) and head of regulatory, tax, audit and board governance for product control and investment support (since 2017) (prior to which she was a senior manager of registered fund product control of UBS AM—Americas region (from 2004 to 2017)). Ms. Kilkeary is a vice president and assistant treasurer of 8 investment companies (consisting of 62 portfolios) for which UBS AM serves as investment advisor or manager.

Igor Lasun[2]; 41	President	Since 2018

Mr. Lasun is an executive director and head of fund development and management for UBS AM—Americas region (since 2018) (prior to which he was a senior fixed income product specialist from 2007 to 2018, and had joined the firm in 2005). In this role, he oversees development and management for both wholesale and institutional businesses. Mr. Lasun serves as president of 7 investment companies (consisting of 61 portfolios) for which UBS AM serves as investment advisor or manager.

William Lawlor**; 33	Vice President and Assistant Secretary	Since 2018

Mr. Lawlor is a director and associate general counsel with UBS Business Solutions US LLC (since 2017) and also with UBS AM—Americas region since 2013. Prior to joining UBS AM—Americas region, Mr. Lawlor attended Kent College of Law, where he graduated in 2013. Mr. Lawlor is a vice president and assistant secretary of 7 investment companies (consisting of 61 portfolios) for which UBS AM serves as investment advisor or manager.

Mabel Lung***; 62	Vice President	Since 2016

Ms. Lung is a managing director and portfolio manager, Multi-Component Portfolios, of UBS AM—Americas region which she joined in 1995. Ms. Lung is a vice president of one investment company (consisting of 15 portfolios) for which UBS AM serves as investment advisor or manager.

PACE Select Advisors Trust

Supplemental information (unaudited)

Officers (concluded):

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Frank S. Pluchino***, 61	Chief Compliance Officer	Since 2017

Mr. Pluchino is an executive director with UBS AM—Americas region and is also the chief compliance officer of UBS Hedge Fund Solutions LLC (since 2010). Mr. Pluchino serves as chief compliance officer of 12 investment companies (consisting of 66 portfolios) for which UBS AM or one of its affiliates serves as investment advisor or manager.

Robert Sabatino**; 47	Vice President	Since 2001

Mr. Sabatino is a managing director (since 2010) (prior to which he was an executive director) (from 2007 to 2010)), global head of liquidity portfolio management (since 2015), head of US taxable money markets (from 2009 to 2015), and portfolio manager of UBS AM—Americas region in the short duration fixed income group (since 2001). Mr. Sabatino is a vice president of three investment companies (consisting of 45 portfolios) for which UBS AM serves as investment advisor or manager.

Eric Sanders**; 54	Vice President and Assistant Secretary	Since 2005

Mr. Sanders is a director and associate general counsel with UBS Business Solutions US LLC (since 2017) and also with UBS AM—Americas region (since 2005). Mr. Sanders is a vice president and assistant secretary of 8 investment companies (consisting of 62 portfolios) for which UBS AM serves as investment advisor or manager.

Philip Stacey**; 35	Vice President and Assistant Secretary	Since 2018

Mr. Stacey is an executive director and associate general counsel with UBS Business Solutions US LLC (Since 2017) and also with UBS AM—Americas region since 2015. Prior to joining UBS AM—Americas region. Mr. Stacey was a legal associate with the Chicago-based investment manager HFR Asset Management, LLC from 2009 through 2015. Mr. Stacey is a vice president and assistant secretary of 7 investment companies (consisting of 61 portfolios) for which UBS AM serves as investment advisor or manager.

Gina M. Toth***; 56	Vice President	Since 2016

Ms. Toth is an executive director and portfolio manager in the Multi-Manager Solutions team of UBS AM—Americas region (since 2013). Prior to joining UBS AM—Americas region, Ms. Toth was a senior portfolio manager at Alliance Bernstein (from 1993 to 2012). Ms. Toth is a vice president of one investment company (consisting of 15 portfolios) for which UBS AM serves as investment advisor or manager.

David Walczak**; 37	Vice President	Since 2016

Mr. Walczak is an executive director (since 2016), head of US taxable money markets (since 2015) and portfolio manager of UBS AM—Americas region. Mr. Walczak is a vice president of three investment companies (consisting of 41 portfolios) for which UBS AM serves as investment advisor or manager.

Keith A. Weller**; 59	Vice President and Secretary	Since 2000 and March 2019, respectively

Mr. Weller is an executive director and deputy general counsel (since February 2019, prior to which he was senior associate general counsel) with UBS Business Solutions US LLC (since 2017) and also with UBS AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and secretary of 8 investment companies (consisting of 62 portfolios) for which UBS AM serves as investment advisor or manager.

1  Each trustee holds office for an indefinite term. Officers are appointed by the trustees and serve at the pleasure of the Board.

2  Professor Feldberg is deemed an "interested person" of the Trust as defined in the Investment Company Act of 1940, as amended, because he is a senior advisor to Morgan Stanley, a financial services firm with which the Trust may conduct transactions.

*  This person's business address is 1285 Avenue of the Americas, New York, New York 10019-6028.

**  This person's business address is One North Wacker Drive, Chicago, Illinois 60606.

***  This person's business address is 787 Seventh Avenue, New York, New York 10019.

Trustees

Meyer Feldberg
Chairman

Alan S. Bernikow

Richard R. Burt

Bernard H. Garil

Heather R. Higgins

Investment Manager and
Administrator

UBS Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

Principal Underwriter

UBS Asset Management (US) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

This report is not to be used in connection with the offering of shares of the Portfolios unless accompanied or preceded by an effective prospectus.

©UBS 2020. All rights reserved.
UBS Asset Management (Americas) Inc.

PRESORTED
STANDARD
U.S. POSTAGE
PAID
COMPUTERSHARE

UBS Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, NY 10019-6028

S003

UBS Government Money Market Investments Fund

Annual Report | July 31, 2020

UBS Government Money Market Investments Fund

September 11, 2020

Dear Shareholder,

We present you with the annual report for UBS Government Money Market Investments Fund (the "Portfolio") for the 12 months ended July 31, 2020 (the "reporting period").

Performance

The seven-day current yield for the Fund as of July 31, 2020 was 0.01% (after fee waivers/expense reimbursements).1 For more information on the Portfolio performance, refer to "Yields and characteristics at a glance" on page 5. Please remember that the PACE program fee, or other advisory fee to which your account is subject, is assessed outside the Portfolio at the account level. The program fee does not impact the determination of the Fund's net asset value per share.

Advisor's Comments

The US Federal Reserve Board (the "Fed") took a number of unprecedented actions to support the economy and maintain the proper functioning of the financial markets.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

PACE Select Advisors Trust—UBS Government Money Market Investments Fund (formerly, PACE Government Money Market Investments)

Investment Advisor:

UBS Asset Management (Americas) Inc.

Portfolio Manager:

Robert Sabatino

Objective:

Current income consistent with preservation of capital and liquidity

Investment process:

The Portfolio is a money market mutual fund and seeks to maintain a stable price of $1.00 per share, although it may be possible to lose money by investing in this Portfolio. The Portfolio invests in a diversified portfolio of highquality money market instruments of governmental issuers. Security selection is based on the assessment of relative values and changes in market and economic conditions.

1

UBS Government Money Market Investments Fund

After lowering the federal funds rate three times in 2019, the Fed moved decisively in March 2020. On March 3, 2020, it lowered the federal funds rate to a range between 1.00% and 1.25% and, on March 15, this was reduced to a range between 0.00% and 0.25%. As a result, the Portfolio's yield also remained low during the reporting period.

We tactically adjusted the Portfolio's weighted average maturity ("WAM") which is the weighted average maturity of the securities in the portfolio throughout the 12-month review period. When the reporting period began, the Portfolio had a WAM of 34 days. This was 53 days at the end of the reporting period.

A number of adjustments were made to the Portfolio's sector and issuer positioning during the 12-month period. We reduced the Portfolio's exposures to US government and agency obligations and repurchase agreements, while initiating a position in US Treasury obligations. (Repurchase agreements are transactions in which the seller of a security agrees to buy it back at a predetermined time and price or upon demand.)

Sincerely,

Igor Lasun President PACE Select Advisors Trust Executive Director UBS Asset Management (Americas) Inc.	Robert Sabatino Portfolio Manager, UBS Government Money Market Investments Fund Managing Director, UBS Asset Management (Americas) Inc.

2

UBS Government Money Market Investments Fund

This letter is intended to assist shareholders in understanding how the Portfolio performed during the 12-month period ended July 31, 2020. The views and opinions in the letter were current as of September 11, 2020. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Portfolio's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Website at www.ubs.com/am-us.

3

UBS Government Money Market Investments Fund

Understanding your Portfolio's expenses (unaudited)

As a shareholder of the Portfolio, you incur two types of costs: (1) on-going program fees; and (2) ongoing Portfolio costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, February 1, 2020 to July 31, 2020.

Actual expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

4

UBS Government Money Market Investments Fund

Understanding your Portfolio's expenses (unaudited) (concluded)

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any program fees. Therefore, the second line in the table is useful in comparing ongoing Portfolio costs only, and will not help you determine the relative total costs of owning different funds. In addition, if program fees were included, your costs would have been higher.

	Beginning account value February 1, 2020	Ending account value July 31, 2020	Expenses paid during period[1] 02/01/20 to 07/31/20	Expense ratio during the period
Actual	$1,000.00	$1,001.20	$2.14	0.43%
Hypothetical (5% annual return before expenses)	1,000.00	1,022.72	2.16	0.43

1  Expenses are equal to the Portfolio's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 182 divided by 366 (to reflect the one-half year period).

5

UBS Government Money Market Investments Fund

Yields and characteristics at a glance—July 31, 2020
(unaudited)

Yields and Characteristics
Seven-Day current yield after fee waivers and/or expense reimbursements[1]	0.01%
Seven-Day effective yield after fee waivers and/or expense reimbursements[1]	0.01
Seven-Day current yield before fee waivers and/or expense reimbursements[1]	(1.01)
Seven-Day effective yield before fee waivers and/or expense reimbursements[1]	(1.01)
Weighted average maturity[2]	53 days
Portfolio composition[3]
U.S. government agency obligations	67.0%
U.S. Treasury obligations	16.9
Repurchase agreements	16.3
Other assets less liabilities	(0.2)
Total	100.0%

You could lose money by investing in UBS Government Money Market Investments Fund. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, the portfolio cannot guarantee it will do so. An investment in UBS Government Money Market Investments Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. UBS Government Money Market Investments Fund's sponsor has no legal obligation to provide financial support to UBS Government Money Market Investments Fund, and you should not expect that the portfolio's sponsor will provide financial support to UBS Government Money Market Investments Fund at any time.

Not FDIC insured. May lose value. No bank guarantee.

1  Yields will fluctuate and reflect fee waivers and/or expense reimbursements, if any, unless otherwise noted. Performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be higher or lower than the performance data quoted.

2  The Portfolio's actively managed and its weighted average maturity will differ over time.

3  Weightings represent percentages of the Portfolio's net assets as of the date indicated. The Portfolio's actively managed and its composition will vary over time.

6

UBS Government Money Market Investments Fund

Portfolio of investments—July 31, 2020

	Face amount	Value
U.S. government agency obligations—67.0%
Federal Farm Credit Bank
0.080%, due 10/02/20[1]	$4,000,000	$3,999,449
0.150%, due 03/02/21[1]	1,750,000	1,748,447
0.150%, due 05/26/21	1,000,000	999,943
0.180%, due 07/13/21	1,000,000	1,000,000
SOFR + 0.080%,
0.180%, due 11/27/20[2]	1,000,000	1,000,000
0.200%, due 11/06/20[1]	3,000,000	2,998,383
1 mo. USD LIBOR + 0.020%,
0.203%, due 09/09/20[2]	2,000,000	1,999,889
SOFR + 0.110%,
0.210%, due 05/18/21[2]	2,000,000	2,000,000
0.520%, due 09/11/20[1]	3,000,000	2,998,223
0.520%, due 10/16/20[1]	1,500,000	1,498,353
0.520%, due 10/28/20[1]	1,500,000	1,498,093
1.550%, due 08/04/20[1]	2,000,000	1,999,742
Federal Home Loan Bank
0.105%, due 12/18/20[1]	2,000,000	1,999,189
0.110%, due 09/15/20[1]	2,900,000	2,899,601
0.110%, due 09/18/20[1]	2,800,000	2,799,589
0.119%, due 10/21/20[1]	5,000,000	4,998,661
SOFR + 0.020%,
0.120%, due 08/19/20[2]	1,000,000	1,000,000
1 mo. USD LIBOR - 0.050%,
0.122%, due 01/27/21[2]	1,000,000	1,000,000
SOFR + 0.030%,
0.130%, due 08/21/20[2]	1,000,000	1,000,000
SOFR + 0.030%,
0.130%, due 09/04/20[2]	6,500,000	6,498,961
0.140%, due 10/02/20[1]	2,500,000	2,499,397
0.140%, due 10/14/20[1]	6,000,000	5,998,273
0.140%, due 11/19/20[1]	1,000,000	999,572
1 mo. USD LIBOR - 0.040%,
0.141%, due 12/17/20[2]	1,250,000	1,250,000

7

UBS Government Money Market Investments Fund

Portfolio of investments—July 31, 2020

	Face amount	Value
U.S. government agency obligations—(continued)
1 mo. USD LIBOR - 0.040%,
0.143%, due 01/08/21[2]	$2,500,000	$2,500,000
0.144%, due 09/25/20[1]	3,000,000	2,999,340
0.147%, due 12/18/20[2]	2,000,000	2,000,000
0.148%, due 08/28/20[1]	5,000,000	4,999,445
1 mo. USD LIBOR - 0.030%,
0.148%, due 02/12/21[2]	1,500,000	1,500,000
0.150%, due 08/19/20[1]	3,000,000	2,999,775
0.158%, due 12/30/20[1]	6,000,000	5,996,036
0.160%, due 09/18/20[1]	4,000,000	3,999,147
0.164%, due 12/30/20[1]	2,000,000	1,998,624
0.170%, due 08/31/20[1]	3,000,000	2,999,575
0.170%, due 12/02/20[1]	3,000,000	2,998,258
0.174%, due 12/18/20[1]	1,000,000	999,328
0.174%, due 12/23/20[1]	3,000,000	2,997,912
0.185%, due 05/26/21[1]	1,500,000	1,497,703
0.185%, due 06/24/21[1]	1,500,000	1,497,480
0.190%, due 10/02/20[1]	3,000,000	2,999,018
0.190%, due 11/03/20[1]	4,000,000	3,998,016
0.200%, due 09/18/20[1]	1,000,000	999,733
0.200%, due 11/06/20[1]	13,000,000	12,992,995
SOFR + 0.100%,
0.200%, due 10/06/20[2]	3,000,000	3,000,000
0.200%, due 10/09/20[2]	3,000,000	3,000,000
SOFR + 0.120%,
0.220%, due 10/07/20[2]	1,000,000	1,000,000
0.240%, due 01/06/21[1]	2,000,000	1,997,893
SOFR + 0.140%,
0.240%, due 01/08/21[2]	3,000,000	3,000,000
SOFR + 0.160%,
0.260%, due 01/07/21[2]	3,000,000	3,000,000
0.280%, due 11/24/20[1]	2,000,000	1,998,211

8

UBS Government Money Market Investments Fund

Portfolio of investments—July 31, 2020

	Face amount	Value
U.S. government agency obligations—(continued)
0.290%, due 09/01/20[1]	$5,000,000	$4,998,752
0.310%, due 09/11/20	2,000,000	1,999,939
SOFR + 0.230%,
0.330%, due 09/25/20[2]	3,000,000	3,000,000
0.330%, due 04/13/21[2]	6,500,000	6,500,000
0.340%, due 11/16/20[1]	3,000,000	2,996,968
SOFR + 0.240%,
0.340%, due 04/07/21[2]	4,000,000	4,000,276
0.520%, due 08/03/20[1]	2,500,000	2,499,928
1.590%, due 08/10/20[1]	1,000,000	999,603
Federal Home Loan Bank Discount Notes,
0.120%, due 08/21/20[1]	6,000,000	5,999,600
0.150%, due 09/04/20[1]	3,000,000	2,999,575
0.320%, due 10/26/20[1]	3,000,000	2,997,707
Federal Home Loan Banks
0.160%, due 02/16/21	1,000,000	999,980
0.160%, due 04/05/21	2,000,000	1,999,831
0.200%, due 01/19/21	1,000,000	1,000,006
SOFR + 0.150%,
0.250%, due 11/15/21[2]	2,500,000	2,500,000
Federal Home Loan Mortgage Corp.
SOFR + 0.010%,
0.110%, due 08/25/20[2]	2,000,000	2,000,000
SOFR + 0.025%,
0.125%, due 02/26/21[2]	2,600,000	2,600,000
0.130%, due 08/19/20[1]	3,000,000	2,999,805
SOFR + 0.050%,
0.150%, due 03/05/21[2]	3,000,000	3,000,000
SOFR + 0.100%,
0.200%, due 07/29/22[2]	3,000,000	3,000,000

9

UBS Government Money Market Investments Fund

Portfolio of investments—July 31, 2020

	Face amount	Value
U.S. government agency obligations—(concluded)
SOFR + 0.190%,
0.290%, due 05/11/22[2]	$2,000,000	$2,000,000
0.810%, due 08/19/20[1]	4,000,000	3,998,380
Federal National Mortgage Association
SOFR + 0.040%,
0.140%, due 09/11/20[2]	1,500,000	1,500,000
0.190%, due 09/16/20[1]	2,000,000	1,999,515
SOFR + 0.130%,
0.230%, due 06/11/21[2]	2,000,000	2,000,086
SOFR + 0.180%,
0.280%, due 05/13/22[2]	2,000,000	2,000,000
SOFR + 0.200%,
0.300%, due 06/15/22[2]	2,500,000	2,500,000
Total U.S. government agency obligations (cost—$211,742,205)		211,742,205
U.S. Treasury obligations—16.9%
U.S. Treasury Bills
0.102%, due 11/17/20[1]	2,000,000	1,999,414
0.102%, due 12/15/20[1]	2,000,000	1,999,237
0.103%, due 10/29/20[1]	10,000,000	9,997,489
0.109%, due 04/22/21[1]	2,000,000	1,998,431
0.137%, due 10/06/20[1]	3,000,000	2,999,257
0.138%, due 08/25/20[1]	2,000,000	1,999,819
0.150%, due 09/03/20[1]	2,000,000	1,999,730
0.153%, due 11/05/20[1]	2,000,000	1,999,197
0.173%, due 09/10/20[1]	2,000,000	1,999,621
0.175%, due 09/17/20[1]	2,000,000	1,999,550
0.178%, due 10/27/20[1]	2,000,000	1,999,152
0.179%, due 10/15/20[1]	3,000,000	2,998,897
0.185%, due 10/20/20[1]	3,000,000	2,998,787
0.188%, due 10/08/20[1]	2,000,000	1,999,301
U.S. Treasury Notes
3 mo.Treasury money market yield + 0.220%,
0.325%, due 07/31/21[2]	2,000,000	1,999,132

10

UBS Government Money Market Investments Fund

Portfolio of investments—July 31, 2020

	Face amount	Value
U.S. Treasury obligations—(concluded)
3 mo.Treasury money market yield + 0.300%,
0.405%, due 10/31/21[2]	$500,000	$500,365
1.375%, due 08/31/20	1,000,000	999,780
1.375%, due 09/30/20	1,000,000	999,534
1.375%, due 10/31/20	2,000,000	2,002,992
1.625%, due 10/15/20	1,500,000	1,502,492
2.000%, due 09/30/20	2,000,000	2,003,790
2.000%, due 11/30/20	1,000,000	1,005,206
2.000%, due 01/15/21	1,000,000	1,007,318
2.625%, due 08/15/20	1,000,000	1,000,375
2.750%, due 09/30/20	1,500,000	1,503,401
Total U.S. Treasury obligations (cost—$53,512,267)		53,512,267
Repurchase agreements—16.3%
Repurchase agreement dated 07/31/20 with Fixed Income Clearing Corp., 0.080% due 08/03/20, collateralized by $170,400 U.S. Treasury Note, 0.160% due 07/31/22; (value—$170,370); proceeds: $167,001	167,000	167,000
Repurchase agreement dated 07/31/20 with Goldman Sachs & Co., 0.060% due 08/03/20, collateralized by $2,741,000 Federal Home Loan Bank obligations, zero coupon due 08/04/20, $280,000 Federal Home Loan Mortgage Corp., 6.250% due 07/15/32, $780,000 Federal National Mortgage Association, 1.250% due 08/17/21, $4,419,800 U.S. Treasury Bill, zero coupon due 08/20/20 to 09/15/20, $37,277,700 U.S. Treasury Inflation Index Note, 0.750 to 1.125% due on 01/15/21 to 7/15/28; (value—$52,224,028); proceeds: $51,200,256	51,200,000	51,200,000
Total repurchase agreements (cost—$51,367,000)		51,367,000
Total investments (cost—$316,621,472 which approximates cost for federal income tax purposes)—100.2%		316,621,472
Liabilities in excess of other assets—(0.2)%		(518,106)
Net assets—100.0%		$316,103,366

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 12.

11

UBS Government Money Market Investments Fund

Portfolio of investments—July 31, 2020

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2020 in valuing the Portfolio's investments. In the event the Portfolio holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
U.S. government agency obligations	$—	$211,742,205	$—	$211,742,205
U.S. Treasury obligations	—	53,512,267	—	53,512,267
Repurchase agreements	—	51,367,000	—	51,367,000
Total	$—	$316,621,472	$—	$316,621,472

At July 31, 2020, there were no transfers in or out of Level 3.

Portfolio footnotes

1  Rate shown is the discount rate at the date of purchase unless otherwise noted.

2  Variable or floating rate security. The interest rate shown is the rate in effect as of period end and changes periodically.

Portfolio acronyms

LIBOR  London Interbank Offered Rate

OTC  Over The Counter

SOFR  Secured Overnight Financing Rate

Currency type abbreviations

USD  United States Dollar

See accompanying notes to financial statements
12

UBS Government Money Market Investments Fund

Statement of assets and liabilities—July 31, 2020

Assets:
Investments at value (cost—$265,254,472)	$265,254,472
Repurchase agreements at value (cost—$51,367,000)	51,367,000
Total investments in securities, at value (cost—$316,621,472)	$316,621,472
Cash	531
Receivable for fund shares sold	2,288,363
Receivable for interest	87,621
Receivable from affiliate	85,481
Other assets	33,344
Total assets	319,116,812
Liabilities:
Payable for investments purchased	1,999,414
Payable for fund shares redeemed	433,179
Dividends payable to shareholders	1,409
Payable to custodian	39
Accrued expenses and other liabilities	579,405
Total liabilities	3,013,446
Net assets	$316,103,366
Net assets:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$316,104,929
Distributable earnings (losses)	(1,563)
Net assets	$316,103,366
Shares outstanding	316,103,739
Net asset value	$1.00

See accompanying notes to financial statements
13

UBS Government Money Market Investments Fund

Statement of operations

For the year ended July 31, 2020
Investment income:
Interest	$2,943,264
Expenses:
Investment management and administration fees	734,790
Transfer agency and related services fees	933,772
Custody and fund accounting fees	16,003
Trustees fees	19,666
Professional services fees	141,739
Printing and shareholder report fees	65,238
Federal and state registration fees	38,722
Insurance expense	1,361
Other expenses	60,240
2,011,531
Fee waivers and/or expense reimbursements by investment manager and administrator	(677,323)
Net expenses	1,334,208
Net investment income (loss)	1,609,056
Net increase (decrease) in net assets resulting from operations	$1,609,056

See accompanying notes to financial statements
14

UBS Government Money Market Investments Fund

Statement of changes in net assets

	For the years ended July 31,
	2020	2019
From operations:
Net investment income (loss)	$1,609,056	$3,456,399
Net realized gain (loss)	—	135
Net increase (decrease) in net assets resulting from operations	1,609,056	3,456,534
Total distributions—Class P	(1,609,056)	(3,456,399)
Net increase (decrease) in net assets from beneficial interest transactions	131,501,438	(4,192,193)
Net increase (decrease) in net assets	131,501,438	(4,192,058)
Net assets:
Beginning of year	184,601,928	188,793,986
End of year	$316,103,366	$184,601,928

See accompanying notes to financial statements
15

UBS Government Money Market Investments Fund

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Class P

	Years ended July 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income (loss)	0.008	0.017	0.008	0.001	0.000[1]
Net realized gain (loss)	—	0.000[1]	0.000[1]	(0.000)[1]	0.000[1]
Net increase (decrease) from operations	0.008	0.017	0.008	0.001	0.000[1]
Dividends from net investment income	(0.008)	(0.017)	(0.008)	(0.001)	(0.000)[1]
Distributions from net realized gains	—	—	—	—	(0.000)[1]
Total dividends and distributions	(0.008)	(0.017)	(0.008)	(0.001)	(0.000)[1]
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total investment return[2]	0.76%	1.72%	0.83%	0.11%	0.01%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.75%	0.90%	0.89%	0.95%	0.96%
Expenses after fee waivers and/or expense reimbursements	0.49%	0.60%	0.60%	0.52%	0.26%
Net investment income (loss)	0.60%	1.71%	0.82%	0.12%	0.01%
Supplemental data:
Net assets, end of year (000's)	$316,103	$184,602	$188,794	$199,585	$182,977

1  Amount represents less than $0.0005 per share.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. The figures do not include program fees; results would be lower if these fees were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.

See accompanying notes to financial statements
16

UBS Government Money Market Investments Fund

Notes to financial statements

Organization and significant accounting policies

UBS Government Money Market Investments Fund (the "Portfolio") is registered with the US Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified series of PACE Select Advisors Trust (the "Trust"), an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware by Certificate of Trust dated September 9, 1994, as amended June 9, 1995 and thereafter. The trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $0.001 per share.

The Trust has fifteen series available for investment, each having its own investment objectives and policies. The financial statements for the other series of the Trust are not included herein. Shares of the Portfolio currently are available only to participants in the PACESM Select Advisors Program and the PACESM Multi Advisor Program.

UBS Asset Management (Americas) Inc. ("UBS AM") serves as the investment manager, investment advisor and administrator for the Portfolio. UBS AM is an indirect wholly owned subsidiary of UBS Group AG. UBS Group AG is an internationally diversified organization with headquarters in Zurich, Switzerland. UBS Group AG operates in many areas of the financial services industry.

The Trust accounts separately for the assets, liabilities and operations of each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated among them on a pro rata basis.

In the normal course of business, the Portfolio may enter into contracts that contain a variety of representations that provide indemnification for certain liabilities. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had any prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

17

UBS Government Money Market Investments Fund

Notes to financial statements

The Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") is the exclusive reference of authoritative US generally accepted accounting principles ("US GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Portfolio's financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

In March 2017, the FASB issued Accounting Standards Update ("ASU") 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization On Purchased Callable Debt Securities ("ASU 2017-08"). The update provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. ASU 2017-08 is effective for annual periods, and interim periods within those annual periods, beginning after December 15, 2018. Management has assessed the impact of these changes, and the changes are incorporated within the financial statements.

In August 2018, the FASB issued ("ASU") 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement ("ASU 2018-13"). The update introduces new fair value disclosure requirements, eliminates some prior fair value disclosure requirements, and modifies certain existing fair value disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. Management has assessed the potential impact of these changes and the changes are incorporated within the financial statements.

The following is a summary of significant accounting policies:

Valuation of investments Under Rule 2a-7 under the 1940 Act, as amended ("Rule 2a-7"), the Portfolio has adopted a policy to operate

18

UBS Government Money Market Investments Fund

Notes to financial statements

as a "government money market fund". Under Rule 2a-7, a "government money market fund" invests 99.5% or more of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash and/or government securities). As a "government money market fund", the Portfolio values its investments at amortized cost unless the Portfolio's Board determines that this does not represent fair value. Periodic review and monitoring of the valuation of the securities held by the Portfolio is performed in an effort to ensure that amortized cost approximates market value.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of each Portfolio's investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.

Level 3—Unobservable inputs inclusive of each Portfolio's own assumptions in determining the fair value of investments.

A fair value hierarchy table has been included near the end of each Portfolio's Portfolio of investments.

Constant net asset value per share—The Portfolio attempts to maintain a stable net asset value of $1.00 per share. There is no assurance, however, that the Portfolio will be able to maintain a stable net asset value of $1.00 per share. The Portfolio has adopted certain investment, portfolio valuation and dividend/distribution policies in an attempt to enable it to do so. The Portfolio has adopted a policy to operate as a "government money market fund" and as such the Portfolio is permitted to seek to maintain a stable price per share.

Liquidity fee and/or redemption gates—By operating as a "government money market fund," the Portfolio is exempt from

19

UBS Government Money Market Investments Fund

Notes to financial statements

requirements that permit the imposition of a liquidity fee and/or temporary redemption gates. While the Board may elect to subject the Portfolio to liquidity fee and gate requirements in the future, the Board has not elected to do so at this time.

Repurchase agreements—The Portfolio may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller's agreement to repurchase them at an agreed upon date (or upon demand) and price. The Portfolio maintain custody of the underlying obligations prior to their repurchase, either through their regular custodian or through a special "tri-party" custodian or sub-custodian that maintains a separate account for both the Portfolio and their counterparty. The underlying collateral is valued daily in an effort to ensure that the value, including accrued interest, is at least equal to the repurchase price.

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by the Portfolio upon acquisition is accrued as interest and included in its net investment income. In the event of default of the obligation to repurchase, the Portfolio generally have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds, equities and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. Moreover, repurchase agreements secured by obligations that are not eligible for direct investment under Rule 2a-7 or a Portfolio's investment strategies and limitations, may require the Portfolio to promptly dispose of such collateral if the seller or guarantor becomes insolvent. If the seller (or seller's

20

UBS Government Money Market Investments Fund

Notes to financial statements

guarantor, if any) becomes insolvent, the Portfolio may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Portfolio intends to enter into repurchase agreements only in transactions with counterparties believed by UBS AM and the applicable subadvisor to present minimal credit risks.

The Portfolio may participate in joint repurchase agreement transactions with other Portfolios managed, advised or subadvised by UBS AM. Under certain circumstances, the Portfolio may engage in a repurchase agreement transaction with a yield of zero in order to invest cash amounts remaining in its portfolio at the end of the day in order to avoid having the Portfolio potentially exposed to a fee for uninvested cash held in a business account at a bank.

Investment transactions and investment income—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends from investment income and distributions from realized capital gains and/or return of capital are determined in accordance with US federal income tax regulations, which may differ from US GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk—The ability of the issuers of debt securities held by the Portfolio to meet their obligations may be affected by

21

UBS Government Money Market Investments Fund

Notes to financial statements

economic and political developments particular to a specific industry, country, state or region.

Many financial instruments, financings or other transactions to which a Fund may be a party use or may use a floating rate based on the London Interbank Offered Rate ("LIBOR"). LIBOR is widely used in financial markets. In July 2017, the United Kingdom's financial regulatory body announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published or utilized after that time. Various financial industry groups have begun planning for that transition, but the effect of the transition process and its ultimate success cannot yet be determined. The transition process may lead to increased volatility and illiquidity in markets for instruments the terms of which are based on LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. The willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments also remains uncertain. Any of these factors may adversely affect the Fund's performance or NAV.

Certain impacts to public health conditions particular to the coronavirus (COVID-19) outbreak that occurred may have a significant negative impact on the operations and profitability of the Portfolio's investments. The extent of the impact to the financial performance of the Portfolio will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted.

22

UBS Government Money Market Investments Fund

Notes to financial statements

Investment management and administration fees and other transactions with affiliates

The Portfolio's Board has approved an investment management and administration contract ("Management Contract") with UBS AM. In accordance with the Management Contract, the Portfolio pays UBS AM an investment management and administration fee, which is accrued daily and paid monthly, at an annual rate of 0.35% from August 1, 2019 to November 26, 2019 and as of November 27, 2019 at 0.25% of the Portfolio's average daily net assets. At July 31, 2020, UBS AM is owed $10,377 by the Portfolio, representing investment management and administration fees net of fee waivers/expense reimbursements.

UBS AM has contractually undertaken to waive a portion of the Portfolio's investment management and administration fees and/or reimburse a portion of the Portfolio's other expenses, when necessary, to maintain the total ordinary annual operating expenses (excluding borrowing costs and interest expense, if any) through November 30, 2020 at a level not to exceed 0.60%. For the period ended July 31, 2020, UBS AM waived $330,288 in investment management and administration fees. The Portfolio will make a payment to UBS AM for any previously waived fees/reimbursed expenses during the following three fiscal years to the extent that operating expenses are otherwise below the expense cap.

At July 31, 2020, the Portfolio had remaining fee waivers/expense reimbursements subject to repayment to UBS AM and respective dates of expiration as follows:

Fee waivers/expense reimbursements subject to repayment	Expires July 31, 2021	Expires July 31, 2022	Expires July 31, 2023
$1,143,774	$409,180	$404,306	$330,288

No amount was repaid back to UBS AM in the past year.

UBS AM may voluntarily undertake to waive fees and/or reimburse expenses in the event that the Fund yields drop below a certain level.

23

UBS Government Money Market Investments Fund

Notes to financial statements

This undertaking is voluntary and not contractual and may be terminated at any time. At July 31, 2020, and for the period ended July 31, 2020, UBS AM voluntarily waived in the amount of $284,845, and which is not subject to future recoupment, the amount owed by UBS AM is $95,858.

Additional information regarding compensation to affiliate of a board member

Professor Meyer Feldberg serves as a senior advisor to Morgan Stanley, a financial services firm with which the Portfolio may conduct transactions, resulting in him being an interested trustee of the Portfolio. The Portfolio has been informed that Professor Feldberg's role at Morgan Stanley does not involve matters directly affecting any UBS funds. Portfolio transactions are executed through Morgan Stanley based on that firm's ability to provide best execution of the transactions.

During the period ended, July 31, 2020, the Portfolio purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley, having an aggregate value of $3,684,549.

Morgan Stanley received compensation in connection with these trades, which may have been in the form of a "mark-up" or "mark-down" of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by the Portfolio's investment manager, it is believed that under normal circumstances it represents a small portion of the total value of the transactions.

Transfer agency and related services fees

UBS Financial Services Inc. provides certain services to the Portfolio pursuant to a delegation of authority from BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon"), the Portfolio's transfer agent, and is compensated for these services by BNY Mellon, not the Portfolio.

24

UBS Government Money Market Investments Fund

Notes to financial statements

UBS Financial Services Inc. has voluntarily agreed to waive a portion of the fee that it would otherwise have received from BNY Mellon with respect to UBS Government Money Market Investments Fund so that BNY Mellon would correspondingly reduce the fees it would have charged to that Portfolio. For the period ended July 31, 2020, the amount of the reduction in transfer agency and related services fees charged by BNY Mellon to the Portfolio was $62,190, which reflected an equal amount of compensation that was voluntarily waived by UBS Financial Services Inc. Voluntary fee waiver/expense reimbursement arrangements may end at any time.

For the period ended July 31, 2020, UBS Financial Services Inc. received from BNY Mellon, not the Portfolio, $368,215 of the total transfer agency and related services fees paid by the Portfolio to BNY Mellon.

Shares of beneficial interest

There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest, at $1.00 per share, were as follows:

	Years ended July 31,
	2020	2019
Shares sold	616,957,497	241,670,811
Shares repurchased	(487,035,778)	(248,947,713)
Dividends reinvested	1,579,719	3,084,709
Net increase (decrease) in shares outstanding	131,501,438	(4,192,193)

Federal tax status

The Portfolio intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Portfolio intends not to be subject to a federal excise tax.

25

UBS Government Money Market Investments Fund

Notes to financial statements

The tax character of distributions paid to shareholders by the Portfolio during the fiscal years ended July 31, 2020 and July 31, 2019 was ordinary income in the amount of $1,609,056 and $3,456,399, respectively.

At July 31, 2020, the components of accumulated earnings on a tax basis were undistributed ordinary income of $818 and accumulated realized capital and other losses of $971, and other temporary differences of $(1,410).

There were no reclassifications arising from permanent "book/tax" differences for the fiscal year ended July 31, 2020.

Under the Regulated Investment Company Modernization Act of 2010 (The "Act"), net capital losses recognized by the portfolio after December 22, 2010, may be carried forward indefinitely, and retain their character as short-term and/or long-term losses. At July 31, 2020, the Portfolio had a short-term capital loss carryforward of $971.

ASC 740-10 "Income-Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken. The Portfolio has analyzed and concluded as of July 31, 2020, that there are no significant uncertain tax positions taken or expected to be taken that would require recognition in the financial statements. The Portfolio recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended July 31, 2020, the Portfolio did not incur any interest or penalties.

Each of the tax years in the four year period ended July 31, 2020, remains subject to examination by the Internal Revenue Service and state taxing authorities.

26

UBS Government Money Market Investments Fund

Report of Ernst & Young LLP, independent
registered public accounting firm

To the Shareholders and the Board of
Trustees of UBS Government Money Market Investments Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of UBS Government Money Market Investments Fund (the "Fund") (one of the funds constituting PACE Select Advisors Trust), including the portfolio of investments, as of July 31, 2020 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting PACE Select Advisors Trust) at July 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over

27

UBS Government Money Market Investments Fund

Report of Ernst & Young LLP, independent
registered public accounting firm

financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more UBS investment companies since 1978.

New York, New York
September 29, 2020

28

UBS Government Money Market Investments Fund

General information (unaudited)

Monthly and quarterly portfolio holdings disclosure

The Portfolio filed its complete schedule of portfolio holdings with the US Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year through August 1, 2019 on Form N-Q. Effective August 1, 2019, Form N-Q is no longer required to be filed. The Portfolio's historical filings on Form N-Q are available on the SEC's Web site at http://www.sec.gov. Additionally, you may obtain copies of Forms N-Q from the Portfolio upon request by calling 1-800-647 1568.

In addition, the Portfolio discloses, on a monthly basis: (a) a complete schedule of its portfolio holdings; and (b) information regarding its weighted average maturity and weighted average life on UBS's Web site at the following internet address: www.ubs.com/usmoneymarketfunds. In addition, at this location, you will find a link to more detailed Portfolio information appearing in filings with the SEC on Form N-MFP. Investors also may find additional information about the Portfolio at the above referenced UBS Web site internet address.

Proxy voting policies, procedures and record

You may obtain a description of the Portfolio's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Portfolio voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Portfolio directly at 1-800-647 1568, online on the Portfolio's Web site: www.ubs.com/ubsam-proxy, or on the EDGAR Database on SEC's Web site (http://www.sec.gov).

Other tax information

Pursuant to sections 871(k)(1)(C)(i) and 871(k)(2)(C)(i) of the Internal Revenue Code, the Portfolio designates $1,609,056 of ordinary income distributions paid as qualified interest income.

29

UBS Government Money Market Investments Fund (formerly, PACE Government Money Market Investments)

Board approval of investment managment and administration agreement (unaudited)

Background—At a meeting of the board of PACE Select Advisors Trust (the "Trust") on July 21-22, 2020, the members of the board, including the trustees who are not "interested persons," as defined in the Investment Company Act of 1940, as amended, of the Trust (the "Independent Trustees"), considered and approved the continuance of the investment management and administration agreement (the "Investment Management and Administration Agreement") between UBS Asset Management (Americas) Inc. ("UBS AM") and the Trust, on behalf of UBS Government Money Markets Investments Fund (formerly PACE Government Money Market Investments) (the "Portfolio"). In preparing for the meeting, the Independent Trustees had requested and received extensive information from UBS AM to assist them, including information about UBS AM, as well as the management, administrative and distribution arrangements for the Portfolio. The board reviewed and discussed with management the materials initially provided by UBS AM prior to the scheduled board meeting. The Independent Trustees also met in executive session to review the disclosure that had been made to them. At these sessions the Independent Trustees were joined by their independent legal counsel. The Independent Trustees also received a memorandum from their independent legal counsel discussing the duties of board members in considering the approval of management, administration and distribution agreements.

In its consideration of the approval of the Investment Management and Administration Agreement, the board considered the following factors:

Nature, extent and quality of the services under the Investment Management and Administration Agreement—The board received and considered information regarding the nature, extent and quality of management services provided to the Portfolio by UBS AM. The board also considered the nature, extent and quality of administrative, distribution and shareholder services performed by UBS AM and its affiliates for the Portfolio and the resources devoted to, and the record of compliance with, the Portfolio's compliance policies

30

UBS Government Money Market Investments Fund (formerly, PACE Government Money Market Investments)

Board approval of investment managment and administration agreement (unaudited)

and procedures. The board noted that it received information at regular meetings throughout the year regarding the services rendered by UBS AM concerning the management of the Portfolio's affairs and UBS AM's role in coordinating and overseeing providers of other services to the Portfolio. The board's evaluation of the services provided by UBS AM took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the scope and quality of UBS AM's investment management and other capabilities and the quality of its administrative and other services. The board observed that the scope of services provided by UBS AM had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Portfolio's expanded compliance programs.

The board had available to it the qualifications, backgrounds and responsibilities of the senior personnel at UBS AM responsible for the Portfolio and had previously met with and received information regarding the persons primarily responsible for the day-to-day management of the Portfolio. The board recognized that several senior personnel at UBS AM report to the board regularly, and that at each regular meeting the board receives a detailed report from UBS AM on the Portfolio's performance. The board also considered, based on its knowledge of UBS AM and its affiliates, the financial resources available to UBS AM and its parent organization, UBS Group AG. In that regard, the board received extensive financial information regarding UBS AM and noted that it was a wholly owned, indirect subsidiary of one of the largest financial services firms in the world. It also was noted that UBS AM had approximately $206 billion in assets under management as of March 31, 2020 and was part of the UBS Asset Management Division, which had approximately $903 billion in assets under management worldwide as of March 31, 2020. The board also was cognizant of, and considered, the regulatory and litigation actions and investigations occurring in the past few years involving UBS Group AG, UBS AM and certain of their affiliates.

31

UBS Government Money Market Investments Fund (formerly, PACE Government Money Market Investments)

Board approval of investment managment and administration agreement (unaudited)

The board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Portfolio under the Investment Management and Administration Agreement.

Management fees and expense ratios—The board reviewed and considered the contractual management fee (the "Contractual Management Fee") payable by the Portfolio to UBS AM in light of the nature, extent and quality of the services provided by UBS AM pursuant to the Investment Management and Administration Agreement. The board also reviewed and considered the fee waiver and/or expense reimbursement arrangement for the Portfolio and considered the actual fee rate (after taking any waivers and reimbursements into account) (the "Actual Management Fee") payable by the Portfolio. The board considered that UBS AM had entered into a fee waiver and/or expense reimbursement agreement with the Portfolio under which UBS AM was contractually obligated to waive its management fees and/or reimburse the Portfolio so that the total ordinary operating expenses of the Portfolio through November 30, 2020 (excluding certain miscellaneous items) would not exceed a specified limit. The board also considered that the Portfolio had agreed to repay UBS AM for those waived fees and/or reimbursed expenses if the Portfolio can do so over the following three fiscal years without causing its expenses in any of those years to exceed the expense cap. Additionally, the board received and considered information comparing the Portfolio's Contractual Management Fee, Actual Management Fee and overall expenses with those of funds in a group of funds selected and provided by Broadridge, an independent provider of investment company data (the "Expense Group").

In connection with its consideration of the Portfolio's management fees, the board also received information from UBS AM with respect to fees paid by institutional or separate accounts; however, in management's view, such fee information was not very relevant to the Portfolio because, among other reasons, separately managed and institutional accounts with a "cash" mandate (a) were not subject to

32

UBS Government Money Market Investments Fund (formerly, PACE Government Money Market Investments)

Board approval of investment managment and administration agreement (unaudited)

all of the constraints of Rule 2a-7 under the 1940 Act to which the Portfolio is subject and (b) do not involve the management responsibilities attendant to the operation of a 1940 Act regulated fund, and, therefore, were not totally comparable. The board also received information on fees charged to other mutual funds managed by UBS AM.

The comparative Broadridge information showed that the Portfolio's Actual Management Fee was below the median, and its Contractual Management Fee and total expenses were at the median in the Portfolio's Expense Group for the comparison periods utilized in the Broadridge report. (Below median fees or expenses represent fees or expenses that are lower relative to the median, and above median fees or expenses represent fees or expenses that are higher relative to the median of the funds in the Expense Group.)

Portfolio performance—The board received and considered (a) annualized total return information of the Portfolio compared to other funds (the "Performance Universe") selected by Broadridge over the one-, three-, five-, ten-year and since inception periods ended April 30, 2020, and (b) annualized performance information for each year in the ten-year period ended April 30, 2020. Although the board received information for the ten-year and since inception periods, in its analysis, it generally placed greater emphasis on the one-, three- and five-year periods. The board was provided with a description of the methodology Broadridge used to determine the similarity of the Portfolio with the funds included in its Performance Universe. The board also noted that it had received information throughout the year at periodic intervals with respect to the Portfolio's performance.

The comparative Broadridge information showed that the Portfolio's performance was at or slightly above the Performance Universe median for the ten-year period and since inception, but slightly below the Performance Universe median for the one-, three- and five-year periods. (Below median performance represents performance that is worse relative to the median, and above median performance

33

UBS Government Money Market Investments Fund (formerly, PACE Government Money Market Investments)

Board approval of investment managment and administration agreement (unaudited)

represents performance that is better relative to the median.) Management noted that during the third quarter of 2019, the Portfolio began holding more liquid investments, reducing yield, as part of an expansion of the Portfolio's potential investor base.

Based on its review and management's explanations, the board concluded that the Portfolio's investment performance was acceptable and that the management fee as proposed by management continued to be appropriate under the circumstances and in light of the nature, extent and quality of the services provided to the Portfolio under the Investment Management and Administration Agreement.

Advisor profitability—The board received and considered a profitability analysis of UBS AM and its affiliates in providing services to the Portfolio and was provided information on UBS AM's expense allocation methodology. The board also received profitability information with respect to the UBS New York fund cluster as a whole. The board observed that the profitability and expense analyses are substantially similar to those used by UBS AM for many internal purposes,nd are subject to regular review with respect to how certain revenue and expenses should be allocated. UBS AM's profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Portfolio.

Economies of scale—The board received and considered information from management regarding whether UBS AM realized economies of scale as the Portfolio's assets grew, whether the Portfolio has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale for the Portfolio. The board considered whether economies of scale in the provision of services to the Portfolio were being passed along to the shareholders. The board noted that the Portfolio's Contractual Management Fee did not contain breakpoints. However, the board also noted that to the extent the Portfolio's assets increase over time, it will realize economies of scale as certain expenses, such as fees for

34

UBS Government Money Market Investments Fund (formerly, PACE Government Money Market Investments)

Board approval of investment managment and administration agreement (unaudited)

trustees, auditor and legal fees and printing and postage, become a smaller percentage of overall assets.

In light of UBS AM's profitability data, the Actual Management Fee, the Contractual Management Fee and the current assets of the Portfolio, the board believed that UBS AM's sharing of potential and current economies of scale with the Portfolio was acceptable.

Other benefits to UBS AM—The board considered other benefits received by UBS AM and its affiliates as a result of its relationship with the Portfolio, including the opportunity to offer additional products and services to Portfolio shareholders. In light of the costs of providing investment management, administrative and other services to the Portfolio and UBS AM's ongoing commitment to the Portfolio, the profits and other ancillary benefits that UBS AM and its affiliates received were considered reasonable.

In light of all of the foregoing, the board, including a majority of the Independent Trustees, approved the Investment Management and Administration Agreement for the Portfolio. No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the Investment Management and Administration Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process. The board discussed the proposed continuance of the Investment Management and Administration Agreement in private sessions with its independent legal counsel at which no representatives of UBS AM were present.

35

UBS Government Money Market Investments Fund

Supplemental information (unaudited)

Board of Trustees & Officers

The Trust is governed by a Board of Trustees which oversees the Portfolios' operations. Each Trustee serves an indefinite term of office. Officers are appointed by the trustees and serve at the pleasure of the Board. The table below shows, for each trustee and officer, his or her name, address and age, the position held with the Trust, the length of time served as a trustee or officer of the Trust, the trustee's or officer's principal occupations during the last five years, the number of portfolios in the UBS fund complex overseen by the trustee or for which a person served as an officer, and other directorships held by the trustee.

The Trust's Statement of Additional Information contains additional information about the trustees and is available, without charge, upon request by calling 1-800-647 1568.

36

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37

UBS Government Money Market Investments Fund

Supplemental information (unaudited)

Interested Trustees:

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years
Meyer Feldberg[2]; 78 Morgan Stanley 1585 Broadway 36th Floor New York, NY 10036	Trustee	Since 2001 (Trustee); Since 2017 (Chairman of the Board of Trustees)

Professor Feldberg is Dean Emeritus and Professor of Leadership and Ethics at Columbia Business School, although on an extended leave of absence. He is also a senior advisor to Morgan Stanley (financial services) (since 2005). Professor Feldberg also served as president of New York City Global Partners (an organization located in part of the Office of the Mayor of the City of New York that promoted interaction with other cities around the world) (2007-2014). Prior to 2004, he was Dean and Professor of Management and Ethics of the Graduate School of Business at Columbia University (since 1989). From 1992 to 2016, Professor Feldberg was a director of Macy's, Inc. (operator of department stores). From 1997 to 2017, Professor Feldberg was a director of Revlon, Inc. (cosmetics).

38

UBS Government Money Market Investments Fund

Supplemental information (unaudited)

Name, address, and age	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
Meyer Feldberg[2]; 78 Morgan Stanley 1585 Broadway 36th Floor New York, NY 10036

Professor Feldberg is a director or trustee of 9 investment companies (consisting of 51 portfolios) for which UBS Asset Management (Americas) Inc. ("UBS AM") or one of its affiliates serves as investment advisor or manager.

Professor Feldberg is also a director of the New York City Ballet.

39

UBS Government Money Market Investments Fund

Supplemental information (unaudited)

Independent Trustees:

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years
Alan S. Bernikow; 79 207 Benedict Ave. Staten Island, NY 10314	Trustee	Since 2005

Mr. Bernikow is retired. Previously, he was deputy chief executive officer at Deloitte & Touche (international accounting and consulting firm). From 2003 to 2017, Mr. Bernikow was also a director of Destination XL Group, Inc. (menswear) (and served as a member of its nominating and corporate governance committee).

Richard R. Burt; 73 McLarty Associates 900 17th Street Washington, D.C. 20006	Trustee	Since 2001	Mr. Burt is a managing partner of McLarty Associates (a consulting firm) (since 2007). He was chairman of IEP Advisors (international investments and consulting firm) until 2009.
Bernard H. Garil; 80 6754 Casa Grande Way Delray Beach, FL 33446	Trustee	Since 2005

Mr. Garil is retired (since 2001). He was a managing director at PIMCO Advisory Services (from 1999 to 2001) where he served as president of closed-end funds and vice-president of the variable insurance product funds advised by OpCap Advisors (until 2001).

40

UBS Government Money Market Investments Fund

Supplemental information (unaudited)

Name, address, and age	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
Alan S. Bernikow; 79 207 Benedict Ave. Staten Island, NY 10314	Mr. Bernikow is a director or trustee of 5 investment companies (consisting of 47 portfolios) for which UBS AM serves as investment advisor or manager.

Mr. Bernikow is also a director of Revlon, Inc. (cosmetics) (and serves as the chair of its audit committee and as the chair of the compensation committee), the lead director of Mack-Cali Realty Corporation (real estate investment trust) (and serves as the chair of its audit committee).

Richard R. Burt; 73 McLarty Associates 900 17th Street Washington, D.C. 20006	Mr. Burt is a director or trustee of 5 investment companies (consisting of 47 portfolios) for which UBS AM serves as investment advisor or manager.

Mr. Burt is also a director of The Central Europe, Russia and Turkey Fund, Inc., The European Equity Fund, Inc. and The New Germany Fund, Inc. (and serves as a member of each such fund's audit, nominating and governance committee).

Bernard H. Garil; 80 6754 Casa Grande Way Delray Beach, FL 33446	Mr. Garil is a director or trustee of 5 investment companies (consisting of 47 portfolios) for which UBS AM serves as investment advisor or manager.	Mr. Garil is also a director of The Leukemia and Lymphoma Society (voluntary health organization) and a trustee for the Brooklyn College Foundation, Inc. (charitable foundation).

41

UBS Government Money Market Investments Fund

Supplemental information (unaudited)

Independent Trustees (concluded):

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years
Heather R. Higgins; 61 c/o Keith A. Weller Fund Secretary UBS Asset Management (Americas) Inc. One North Wacker Drive Chicago, IL 60606	Trustee	Since 2005

Ms. Higgins is the president and director of The Randolph Foundation (charitable foundation) (since 1991). Ms. Higgins also serves (or has served) on the boards of several non-profit charitable groups, including the Independent Women's Forum (chairman) and the Philanthropy Roundtable (vice chairman). She also serves on the board of the Hoover Institution (from 2001 to 2007 and since 2009).

42

UBS Government Money Market Investments Fund

Supplemental information (unaudited)

Name, address, and age	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
Heather R. Higgins; 61 c/o Keith A. Weller Fund Secretary UBS Asset Management (Americas) Inc. One North Wacker Drive Chicago, IL 60606	Ms. Higgins is a director or trustee of 5 investment companies (consisting of 47 portfolios) for which UBS AM serves as investment advisor or manager.	None

43

UBS Government Money Market Investments Fund

Supplemental information (unaudited)

Officers:

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Rose Ann Bubloski*; 52	Vice President and Assistant Treasurer	Since 2011

Ms. Bubloski is a director (since 2012) (prior to which she was an associate director (from 2008 to 2012)) and a senior manager of product control and investment support of UBS AM—Americas region. Ms. Bubloski is vice president and assistant treasurer of 8 investment companies (consisting of 62 portfolios) for which UBS AM serves as investment advisor or manager.

Franklin P. Dickson*; 42	Vice President	Since 2017

Mr. Dickson is an associate director (since 2015) and tax compliance manager (since 2017) (prior to which he was a product controller (from 2015 to 2017) of product control and investment support of UBS AM—Americas region. From 2013 through 2015, Mr. Dickson was fund administration and compliance manager for U.S. Bancorp Fund Services, LLC, and from 2008 through 2013, Mr. Dickson was vice president, client service manager at BNY Mellon Asset Servicing. Mr. Dickson is a vice president of 8 investment companies (consisting of 62 portfolios) for which UBS AM serves as investment advisor or manager.

44

UBS Government Money Market Investments Fund

Supplemental information (unaudited)

Officers (continued):

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Mark F. Kemper**; 62	Vice President and Assistant Secretary	Since 1999 and 2019, respectively

Mr. Kemper is a managing director (since 2006) and senior legal counsel (since October 2019) (prior to which he was Interim head of Compliance and Operational Risk Control (from June 2019 through September 2019) and general counsel (from 2004 through May 2019) of UBS AM—Americas region. He has been secretary of UBS AM—Americas region (since 2004) and secretary of UBS Asset Management Trust Company (since 1993). Mr. Kemper is vice president and assistant secretary of 8 investment companies (consisting of 62 portfolios) for which UBS AM serves as investment advisor or manager. Mr. Kemper is employed by UBS Business Solutions US LLC (since 2017).

Joanne M. Kilkeary*; 52	Vice President, Treasurer and Principal Accounting Officer	Since 1999 (Vice President); since 2017 (Treasurer and Principal Accounting Officer)

Ms. Kilkeary is an executive director (since 2013) (prior to which she was a director) (from 2008 to 2013)) and head of regulatory, tax, audit and board governance for product control and investment support (since 2017) (prior to which she was a senior manager of registered fund product control of UBS AM—Americas region (from 2004 to 2017)). Ms. Kilkeary is a vice president and assistant treasurer of 8 investment companies (consisting of 62 portfolios) for which UBS AM serves as investment advisor or manager.

45

UBS Government Money Market Investments Fund

Supplemental information (unaudited)

Officers (continued):

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Igor Lasun[2]; 41	President	Since 2018

Mr. Lasun is an executive director and head of fund development and management for UBS AM—Americas region (since 2018) (prior to which he was a senior fixed income product specialist from 2007 to 2018, and had joined the firm in 2005). In this role, he oversees development and management for both wholesale and institutional businesses. Mr. Lasun serves as president of 7 investment companies (consisting of 61 portfolios) for which UBS AM serves as investment advisor or manager.

William Lawlor**; 33	Vice President and Assistant Secretary	Since 2018

Mr. Lawlor is a director and associate general counsel with UBS Business Solutions US LLC (since 2017) and also with UBS AM—Americas region since 2013. Prior to joining UBS AM—Americas region, Mr. Lawlor attended Kent College of Law, where he graduated in 2013. Mr. Lawlor is a vice president and assistant secretary of 7 investment companies (consisting of 61 portfolios) for which UBS AM serves as investment advisor or manager.

Mabel Lung***; 62	Vice President	Since 2016

Ms. Lung is a managing director and portfolio manager, Multi-Component Portfolios, of UBS AM—Americas region which she joined in 1995. Ms. Lung is a vice president of one investment company (consisting of 15 portfolios) for which UBS AM serves as investment advisor or manager.

46

UBS Government Money Market Investments Fund

Supplemental information (unaudited)

Officers (continued):

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Frank S. Pluchino***, 61	Chief Compliance Officer	Since 2017

Mr. Pluchino is an executive director with UBS AM—Americas region and is also the chief compliance officer of UBS Hedge Fund Solutions LLC (since 2010). Mr. Pluchino serves as chief compliance officer of 12 investment companies (consisting of 66 portfolios) for which UBS AM or one of its affiliates serves as investment advisor or manager.

Robert Sabatino**; 47	Vice President	Since 2001

Mr. Sabatino is a managing director (since 2010) (prior to which he was an executive director) (from 2007 to 2010)), global head of liquidity portfolio management (since 2015), head of US taxable money markets (from 2009 to 2015), and portfolio manager of UBS AM—Americas region in the short duration fixed income group (since 2001). Mr. Sabatino is a vice president of three investment companies (consisting of 45 portfolios) for which UBS AM serves as investment advisor or manager.

Eric Sanders**; 54	Vice President and Assistant Secretary	Since 2005

Mr. Sanders is a director and associate general counsel with UBS Business Solutions US LLC (since 2017) and also with UBS AM—Americas region (since 2005). Mr. Sanders is a vice president and assistant secretary of 8 investment companies (consisting of 62 portfolios) for which UBS AM serves as investment advisor or manager.

47

UBS Government Money Market Investments Fund

Supplemental information (unaudited)

Officers (continued):

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Philip Stacey**; 35	Vice President and Assistant Secretary	Since 2018

Mr. Stacey is an executive director and associate general counsel with UBS Business Solutions US LLC (Since 2017) and also with UBS AM—Americas region since 2015. Prior to joining UBS AM—Americas region. Mr. Stacey was a legal associate with the Chicago-based investment manager HFR Asset Management, LLC from 2009 through 2015. Mr. Stacey is a vice president and assistant secretary of 7 investment companies (consisting of 61 portfolios) for which UBS AM serves as investment advisor or manager.

Gina M. Toth***; 56	Vice President	Since 2016

Ms. Toth is an executive director and portfolio manager in the Multi-Manager Solutions team of UBS AM—Americas region (since 2013). Prior to joining UBS AM—Americas region, Ms. Toth was a senior portfolio manager at Alliance Bernstein (from 1993 to 2012). Ms. Toth is a vice president of one investment company (consisting of 15 portfolios) for which UBS AM serves as investment advisor or manager.

David Walczak**; 37	Vice President	Since 2016

Mr. Walczak is an executive director (since 2016), head of US taxable money markets (since 2015) and portfolio manager of UBS AM—Americas region. Mr. Walczak is a vice president of three investment companies (consisting of 41 portfolios) for which UBS AM serves as investment advisor or manager.

48

UBS Government Money Market Investments Fund

Supplemental information (unaudited)

Officers (concluded):

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Keith A. Weller**; 59	Vice President and Secretary	Since 2000 and 2019, respectively

Mr. Weller is an executive director and deputy general counsel (since 2019, prior to which he was senior associate general counsel) with UBS Business Solutions US LLC (since 2017) and also with UBS AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and secretary of 8 investment companies (consisting of 62 portfolios) for which UBS AM serves as investment advisor or manager.

  1  Each trustee holds office for an indefinite term. Officers are appointed by the trustees and serve at the pleasure of the Board.

  2  Professor Feldberg is deemed an "interested person" of the Trust as defined in the Investment Company Act of 1940, as amended, because he is a senior advisor to Morgan Stanley, a financial services firm with which the Trust may conduct transactions.

  *  This person's business address is 1285 Avenue of the Americas, New York, New York 10019-6028.

  **  This person's business address is One North Wacker Drive, Chicago, Illinois 60606.

  ***  This person's business address is 787 Seventh Avenue, New York, New York 10019.

49

Trustees

Meyer Feldberg
Chairman

Alan S. Bernikow

Richard R. Burt

Bernard H. Garil

Heather R. Higgins

Investment Manager and
Administrator

UBS Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

Principal Underwriter

UBS Asset Management (US) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

This report is not to be used in connection with the offering of shares of the Portfolio unless accompanied or preceded by an effective prospectus.

© UBS 2020. All rights reserved.
UBS Asset Management (Americas), Inc.

PRESORTED
STANDARD
U.S. POSTAGE
PAID
COMPUTERSHARE

UBS Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, New York 10019-6028

S026

(b)	Copy of each notice transmitted to shareholders in reliance on Rule 30e-3 under the Investment Company Act of 1940, as amended (the "1940 Act"), that contains disclosures specified by paragraph (c)(3) of that rule: Not applicable to the registrant.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a “Code of Conduct” to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the 1940 Act.).

Item 3. Audit Committee Financial Expert.

The registrant’s Board has determined that the following person serving on the registrant’s Audit Committee is an “audit committee financial expert” as defined in item 3 of Form N-CSR: Alan S. Bernikow. Mr. Bernikow is independent as defined in item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees:

For the fiscal years ended July 31, 2020 and July 31, 2019, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $1,013,104 and $1,013,104, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees:

In each of the fiscal years ended July 31, 2020 and July 31, 2019, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $42,826 and $42,826, respectively.

Fees included in the audit-related fees category are those associated with the reading and providing of comments on the 2020 and 2019 semiannual financial statements.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)	Tax Fees:

In each of the fiscal years ended July 31, 2020 and July 31, 2019, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $280,606 and $175,373, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits. This category comprises fees for review of tax compliance, tax return preparation and excise tax calculations.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)	All Other Fees:

In each of the fiscal years ended July 31, 2020 and July 31, 2019, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The registrant’s Audit Committee (“audit committee”) has adopted an “Audit Committee Charter (Amended and Restated as of September 14, 2016)” (the “charter”). The charter contains the audit committee’s pre-approval policies and procedures. Reproduced below is an excerpt from the charter regarding pre-approval policies and procedures:

The [audit] Committee shall:

…

2.	Pre-approve (a) all audit and permissible non-audit services[1] to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to UBS AM and any Covered Service Providers, if the engagement relates directly to the operations and financial reporting of the Fund. In carrying out this responsibility, the Committee shall seek periodically from UBS AM and from the independent auditors a list of such audit and permissible non-audit services that can be expected to be rendered to the Fund, UBS AM or any Covered Service Providers by the Fund’s independent auditors, and an estimate of the fees sought to be paid in connection with such services. The Committee has delegated its responsibility to pre-approve any such audit and permissible non-audit services not exceeding $100,000 (excluding reasonable out-of-pocket expenses) on an annual basis to the Chairperson. All such pre-approvals will be reported to the full Committee on a quarterly basis at the Committee’s next regularly scheduled meeting after the pre-approval. The Committee may not delegate to management its responsibility to pre-approve services to be performed by the independent auditor. Requests or applications to provide services that require specific pre-approval by the Committee or the Chairperson will be submitted by both the Fund's independent auditors and the Fund's Treasurer or other designated Fund officer and must include a joint statement as to whether, in their view, the request or application is consistent with SEC rules on auditor independence. From year to year, the Committee shall report to the Board whether this system of pre-approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than UBS AM or the Fund’s officers).

1 The Committee will not approve non-audit services that the Committee believes may taint the independence of the auditors. Currently, permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment advisor or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible. Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, UBS AM and any service providers controlling, controlled by or under common control with UBS AM that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors (during the fiscal year in which the permissible non-audit services are provided) by (a) the Fund, (b) UBS AM and (c) any entity controlling, controlled by, or under common control with UBS AM that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e) (2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended July 31, 2020 and July 31, 2019 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended July 31, 2020 and July 31, 2019 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended July 31, 2020 and July 31, 2019 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended July 31, 2020 and July 31, 2019 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended July 31, 2020 and July 31, 2019 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended July 31, 2020 and July 31, 2019 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f)	For the fiscal year ended July 31, 2020, if greater than 50%, specify the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y. According to E&Y, such amount was below 50%; therefore disclosure item not applicable to this filing.

(g)	For the fiscal years ended July 31, 2020 and July 31, 2019, the aggregate fees billed by E&Y of $642,172 and $415,439, respectively, for non-audit services rendered on behalf of the registrant (“covered”), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides ongoing services (or provided during the relevant fiscal period) to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

	2020	2019
Covered Services	$323,432	$218,199
Non-Covered Services	$318,740	$197,240

(h)	The registrant’s audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Investments.

(a)  Included as part of the report to shareholders filed under Item 1 of this form.

(b)  Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Asset Management, UBS Building, One North Wacker Drive, Chicago, IL 60606, Attn: Keith A. Weller, Secretary, and indicate on the envelope “Nominating and Corporate Governance Committee.” The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 13. Exhibits.

(a)	(1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is filed herewith as Exhibit EX-99.CODE ETH.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.CERT.

(a)	(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – not applicable to the registrant.

(a)	(4) Change in the registrant's independent public accountant – Not applicable to the registrant.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.906CERT.

(c)	Disclosure pursuant to Section 13(r) of the Securities Exchange Act of 1934, as amended, is attached hereto as Exhibit EX-99.IRANNOTICE.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PACE Select Advisors Trust

By:	/s/ Igor Lasun
Igor Lasun
President

Date:	October 9, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Igor Lasun
Igor Lasun
President

Date:	October 9, 2020

By:	/s/ Joanne M. Kilkeary
Joanne M. Kilkeary
Vice President, Treasurer and Principal Accounting Officer

Date:	October 9, 2020